UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2023

Access Fixed Income ETFs
Access Emerging Markets USD Bond ETF (GEMD)
Access High Yield Corporate Bond ETF (GHYB)
Access Inflation Protected USD Bond ETF (GTIP)
Access Investment Grade Corporate 1-5 Year Bond ETF (GSIG)
Access Investment Grade Corporate Bond ETF (GIGB)
Access Treasury 0-1 Year ETF (GBIL)
Access U.S. Aggregate Bond ETF (GCOR)
Access Ultra Short Bond ETF (GSST)

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS EMERGING MARKETS USD BOND ETF

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INFLATION PROTECTED USD BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

∎	ACCESS U.S. AGGREGATE BOND ETF

∎	ACCESS ULTRA SHORT BOND ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Access Fixed Income ETFs

The following are highlights both of key factors affecting the fixed income market and of any key changes made to the Goldman Sachs Access Fixed Income ETFs (the “Funds”) during the six months ended February 28, 2023 (the “Reporting Period”). A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended August 31, 2023.

Market and Economic Review

•	During the Reporting Period, the performance of the global fixed income markets was broadly influenced by central bank monetary policy, inflationary trends and higher interest rates.

•	The broad global investment grade bond market, as represented by the Bloomberg Global Aggregate Index (gross, USD, hedged), returned -1.59%.

•	The Bloomberg U.S. Aggregate Bond Index, representing the broad U.S. fixed income market, returned -2.13%.

•	Inflation eased across most developed economies during the Reporting Period, though it remained at stubbornly high levels.

•

In September 2022, when the Reporting Period began, inflationary pressures increased, with U.S. food and energy prices reaching a four-decade high amid ongoing supply and demand imbalances driven by geopolitical turmoil, including the Russia/Ukraine war, and COVID-19 outbreaks in China.

•	Inflation moderated during the last months of 2022, as U.S. consumer price data surprised with lower than consensus anticipated levels and Europe benefited from falling energy prices.

•	In early 2023, inflation continued to decline, but concerns reemerged in the wake of unexpectedly strong economic data — especially in the U.S. labor market.

•	Many central banks around the world tightened monetary policy during the Reporting Period in an effort to contain inflation.

•

The People’s Bank of China was a notable exception, as its policymakers engaged in measured and selective easing to address economic growth headwinds from a property market downturn and COVID-19 restrictions in the country. In December, the Chinese government began to unwind its zero-COVID policies and finally lifted its stringent zero-COVID policy in January 2023.

•	The U.S. Federal Reserve (the “Fed”) continued its aggressive interest rate hikes but tempered its pace of tightening toward the end of the Reporting Period.

•	In September 2022, the Fed raised the targeted federal funds (“fed funds”) rate 75 basis points to a range of 3.00% to 3.25%. (A basis point is 1/100th of a percentage point.)

•

In October, Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. However, they also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected.

•	In early November, the Fed raised the fed funds rate by another 75 basis points.

•	Policymakers stepped down the pace of their rate hikes in mid-December, lifting the fed funds rate by 50 basis points, but emphasized they were not stepping back from their efforts to tame inflation.

•

On February 1, 2023, the Fed noted the improving inflation picture when it announced its comparatively smaller interest rate hike of 25 basis points but indicated that ongoing rate hikes would likely be “appropriate.”

•

For the Reporting Period overall, U.S. Treasury yields rose across the yield curve, or spectrum of maturities, with shorter-term U.S. Treasury yields rising significantly more than intermediate- and longer-term U.S. Treasury yields.

•

The U.S. Treasury yield curve was inverted between two-year and 10-year maturities throughout the Reporting Period. When the yield curve is inverted, two-year yields are higher than 10-year yields. (Historically, an inverted U.S. Treasury yield curve often precedes an economic recession.)

1

MARKET REVIEW

•

Most non-government bond sectors outperformed U.S. Treasuries during the Reporting Period, led by U.S. high yield corporate bonds and emerging markets debt, each sector posting positive absolute returns overall. U.S. investment grade corporate bonds and securitized bonds, including mortgage-backed securities, posted negative absolute returns during the Reporting Period but still outperformed U.S. Treasuries. Treasury inflation protected securities underperformed U.S. Treasuries during the Reporting Period, as inflation levels, though persistently high, declined.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

2

FUND BASICS

Access Emerging Markets USD Bond ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$39.97
Net Asset Value (NAV)[1]	$40.04

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs Emerging Markets USD Bond Index
Shares	1.79%	2.72%	2.21%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

3

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Country

Pertamina Persero PT, 3.10%, 08/27/30	1.4%	Indonesia
Chile Government International Bond, 3.13%, 01/21/26	1.2	Chile
Mexico Government International Bond, 4.88%, 05/19/33	1.2	Mexico
Chile Government International Bond, 3.50%, 01/31/34	1.1	Chile
Turkey Government International Bond, 5.60%, 11/14/24	1.0	Turkey
Turkey Government International Bond, 4.88%, 10/09/26	1.0	Turkey
Hungary Government International Bond, 7.63%, 03/29/41	0.9	Hungary
Romanian Government International Bond, 5.25%, 11/25/27	0.9	Romania
Peruvian Government International Bond, 5.63%, 11/18/50	0.9	Peru
Uruguay Government International Bond, 5.10%, 06/18/50	0.9	Uruguay

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/23[5]

Sector Name	Fund

Government	88.5%
Energy	6.3
Materials	2.1
Industrials	1.0
Investment Company	0.9
Financials	0.8
Utilities	0.4

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

Access High Yield Corporate Bond ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$42.42
Net Asset Value (NAV)[1]	$42.56

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs High Yield Corporate Bond Index[3]	Bloomberg High Yield Very Liquid Index[4]
Shares	2.59%	3.22%	2.51%	2.45%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

[4]	The Bloomberg High Yield Very Liquid Index (VLI) is a component of the US Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed-rate corporate bond market.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

5

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business

TransDigm, Inc., 6.25%, 03/15/26	0.8%	Aerospace & Defense
Medline Borrower LP, 3.88%, 04/01/29	0.8	Consumer Noncyclical
Bausch Health Cos., Inc., 11.00%, 09/30/28	0.7	Pharmaceuticals
CommScope, Inc., 6.00%, 03/01/26	0.7	Hardware
Nexstar Media, Inc., 5.63%, 07/15/27	0.7	Broadcasting
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26	0.7	Capital Goods
CCO Holdings LLC / CCO Holdings Capital Corp., 7.38%, 03/01/31	0.7	Communications
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29	0.6	Software
Bombardier, Inc., 7.13%, 06/15/26	0.6	Aerospace & Defense
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 02/15/28	0.6	Wirelines

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/23[6]

Sector Name	Fund

Consumer, Cyclical	21.5%
Consumer, Non-cyclical	16.6
Energy	13.9
Telecommunication Services	12.7
Financials	11.7
Industrials	10.8
Materials	4.2
Utilities	3.9
Information Technology	3.2
Investment Company	1.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

Access Inflation Protected USD Bond ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$48.78
Net Asset Value (NAV)[1]	$48.80

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index[3]
Shares	-4.20%	-4.16%	-4.16%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets[5]	Line of Business

U.S. Treasury Inflation Indexed Bond, 0.50%, 01/15/28	8.9%	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 10/15/25	8.6	Government
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/26	8.5	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 01/15/30	7.2	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/25	6.9	Government
U.S. Treasury Inflation Indexed Bond, 2.13%, 02/15/40	6.3	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 10/15/24	5.4	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/27	4.9	Government
U.S. Treasury Inflation Indexed Bond, 0.75%, 02/15/42	4.3	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 07/15/30	4.1	Government

[4]	The holdings may not be representative of the Fund’s future investments.

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

SECTOR ALLOCATION AS OF 2/28/23[6]

Sector Name	Fund

Government	99.7%
Investment Company	0.4

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Access Investment Grade Corporate 1-5 Year Bond ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$45.76
Net Asset Value (NAV)[1]	$45.74

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index[3]
Shares	-0.13%	0.09%	0.08%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business
Wells Fargo & Co., Series MTN, 2.16%, 02/11/26	1.0%	Banks
Sumitomo Mitsui Financial Group, Inc., 3.36%, 07/12/27	1.0	Banks
Citigroup, Inc., 2.01%, 01/25/26	1.0	Banks
Bank of America Corp., Series MTN, 2.55%, 02/04/28	1.0	Banks
JPMorgan Chase & Co., 4.32%, 04/26/28	1.0	Banks
PNC Financial Services Group, Inc. (The), 3.90%, 04/29/24	0.8	Banks
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	0.8	Consumer Noncyclical
General Motors Co., 6.80%, 10/01/27	0.8	Consumer Cyclical
Air Lease Corp., 3.63%, 04/01/27	0.8	Financial Company
Citigroup, Inc., 4.14%, 05/24/25	0.7	Banks

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/23[5]

Sector Name	Fund

Financials	43.8%
Consumer, Non-cyclical	10.3
Consumer, Cyclical	9.7
Energy	8.7
Industrials	7.5
Information Technology	7.3
Utilities	6.2
Telecommunication Services	6.0
Materials	0.5

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$44.45
Net Asset Value (NAV)[1]	$44.48

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs Investment Grade Corporate Bond Index[3]	Bloomberg US Corporate Investment Grade Index[4]
Shares	-1.27%	-0.91%	-1.24%	-1.13%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

[4]	The Bloomberg US Corporate Investment Grade Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

11

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business	Country
Oracle Corp., 6.90%, 11/09/52	0.5%	Software	United States
American Express Co., 3.00%, 10/30/24	0.5	Banks	United States
Cigna Group (The), 4.13%, 11/15/25	0.4	Healthcare	United States
Verizon Communications, Inc., 0.85%, 11/20/25	0.4	Wireless	United States
Oracle Corp., 6.25%, 11/09/32	0.3	Software	United States
NVIDIA Corp., 0.58%, 06/14/24	0.3	Technology	United States
Starbucks Corp., 3.80%, 08/15/25	0.3	Consumer Cyclical	United States
Lloyds Banking Group PLC, 3.75%, 01/11/27	0.3	Banks	United Kingdom
Citigroup, Inc., 1.12%, 01/28/27	0.3	Banks	United States
Bristol-Myers Squibb Co., 0.75%, 11/13/25	0.3	Consumer Noncyclical	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/23[6]

Sector Name	Fund

Financials	37.1%
Consumer, Non-cyclical	18.4
Telecommunication Services	11.4
Energy	9.3
Information Technology	9.0
Consumer, Cyclical	5.2
Industrials	5.0
Utilities	2.8
Materials	1.4
Investment Company	0.4

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

FUND BASICS

Access Treasury 0-1 Year ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$99.92
Net Asset Value (NAV)[1]	$99.92

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE US Treasury 0-1 Year Composite Select Index[3]
Shares	1.56%	1.52%	1.66%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	Maturity Date	% of Net Assets[5]

U.S. Treasury Bill, 4.79%	05/18/23	7.8%
U.S. Treasury Bill, 4.61%	04/25/23	7.7
U.S. Treasury Bill, 4.87%	06/13/23	5.0
U.S. Treasury Bill, 4.69%	06/08/23	4.2
U.S. Treasury Bill, 4.73%	05/23/23	3.3
U.S. Treasury Bill, 4.76%	01/25/24	3.0
U.S. Treasury Bill, 5.00%	01/25/24	2.9
U.S. Treasury Note, 4.76%	10/15/23	2.8
U.S. Treasury Bill, 4.68%	06/15/23	2.8
U.S. Treasury Bill, 4.63%	05/11/23	2.8

[4]	The holdings may not be representative of the Fund’s future investments.

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

SECTOR ALLOCATION AS OF 2/28/23[6]

Sector Name	Fund
Government	100.0%

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

FUND BASICS

Access U.S. Aggregate Bond ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$41.17
Net Asset Value (NAV)[1]	$41.30

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Goldman Sachs US Broad Bond Market Index[3]
Shares	-2.28%	-2.70%	-2.04%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

15

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business
U.S. Treasury Note, 0.25%, 05/15/24	7.5%	U.S. Treasury Notes
U.S. Treasury Note, 0.25%, 10/31/25	5.7	U.S. Treasury Notes
U.S. Treasury Note, 2.50%, 01/31/25	4.4	U.S. Treasury Notes
U.S. Treasury Note, 2.00%, 02/15/25	4.2	U.S. Treasury Notes
U.S. Treasury Bond, 2.75%, 08/15/42	3.0	U.S. Treasury Notes
U.S. Treasury Bond, 2.50%, 02/15/45	2.5	U.S. Treasury Notes
U.S. Treasury Note, 2.75%, 02/15/28	2.3	U.S. Treasury Notes
Federal Home Loan Mortgage Corporation, 2.00%, 03/01/52	2.1	Mortgage-Backed Securities
U.S. Treasury Note, 0.63%, 11/30/27	2.0	U.S. Treasury Notes
Federal Home Loan Mortgage Corporation, 2.00%, 05/01/52	1.9	Mortgage-Backed Securities

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/23[5]

Sector Name	Fund

U.S. Treasury Notes	31.5%
Mortgage-Backed Securities	29.6
Corporate Obligations	19.9
Investment Company	12.4
U.S. Treasury Bonds	7.7
Foreign Corporate Debt	5.2
U.S. Treasury Obligations	4.5
Sovereign Debt Obligations	2.1

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

FUND BASICS

Access Ultra Short Bond ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$49.92
Net Asset Value (NAV)[1]	$49.92

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	FTSE Three-Month U.S. Treasury Bill Index[3]
Shares	1.68%	1.69%	1.80%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The FTSE Three-Month U.S. Treasury Bill Index is intended to track the daily performance of three-month U.S. Treasury bills. The index is designed to operate as a reference rate for a series of funds. The Fund does not attempt to track an index and takes a more active approach.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

17

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business

U.S. Treasury Floating Rate Note, 4.95%, 10/31/24	3.4%	NOTES
FNMA REMIC, Class BM, Series 2020-6347, 3.68%, 02/01/41	2.0	ARM
Suncor Energy, Inc., 04/18/23	1.6	Energy
FNMA REMIC, Class FC, Series 2005-103, 5.12%, 07/25/35	1.6	CMO
U.S. Treasury Floating Rate Note, 4.84%, 10/31/23	1.5	NOTES
FHLMC REMIC, 3.74%, 01/01/46	1.4	ARM
Capital One Financial Corp., 5.27%, 12/06/24	1.0	Banks
Federal Home Loan Banks, 5.17%, 03/08/24	1.0	AGY GUARANTEE
Thermo Fisher Scientific, Inc., 0.80%, 10/18/23	0.8	Consumer Noncyclical
GS Mortgage Securities Trust, Class A4, Series 2014-GC18, 4.07%, 01/10/47	0.8	CMBS

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/23[5]

Sector Name	Fund

Corporate Obligations	22.0%
Mortgage-Backed Securities	19.4
Asset- Backed Securities	19.3
Foreign Corporate Debt	15.5
Commercial Papers	8.5
Certificate of Deposits	6.3
U.S. Treasury Notes	5.0
U.S. Government Agency Obligations	2.9
Investment Company	0.2

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 85.0%
Angola – 1.5%
Angolan Government International Bond (NR/B3)
$400,000	8.250%		05/09/28	$369,933
200,000	9.375		05/08/48	171,744
200,000	9.125		11/26/49	169,500

				711,177

Bahamas – 0.4%
Bahamas Government International Bond (B+/B1)
200,000	8.950		10/15/32	177,500

Bahrain – 3.3%
Bahrain Government International Bond (B+/NR)
350,000	7.000		01/26/26	361,205
225,000	7.375		05/14/30	233,002
200,000	5.625		09/30/31	186,171
225,000	5.625		05/18/34	197,918
325,000	6.000		09/19/44	258,791
200,000	7.500		09/20/47	186,120
200,000	6.250		01/25/51	162,249

				1,585,456

Chile – 3.7%
Chile Government International Bond (A/A2)
610,000	3.125		01/21/26	583,384
400,000	3.240		02/06/28	372,056
600,000	3.500		01/31/34	517,258
200,000	4.000		01/31/52	158,916
225,000	3.250		09/21/71	141,558

				1,773,172

China – 2.4%
China Government International Bond (NR/NR)
400,000	1.250		10/26/26	355,761
400,000	2.750		12/03/39	319,260
250,000	4.000		10/19/48	231,055
400,000	2.250		10/21/50	260,313

				1,166,389

Colombia – 5.6%
Colombia Government International Bond (BB+/Baa2)
300,000	3.875		04/25/27	266,935
460,000	3.000		01/30/30	348,014
500,000	3.125		04/15/31	364,252
250,000	3.250		04/22/32	178,159
380,000	7.375		09/18/37	356,448
300,000	6.125		01/18/41	239,609
275,000	5.625		02/26/44	199,661
550,000	5.000		06/15/45	365,218
400,000	5.200		05/15/49	267,792
200,000	4.125		05/15/51	118,194

				2,704,282

Costa Rica – 0.9%
Costa Rica Government International Bond (B+/B2)
250,000	6.125		02/19/31	242,812
200,000	7.158		03/12/45	194,500

				437,312

Sovereign Debt Obligations – (continued)
Dominican Republic – 4.2%
Dominican Republic International Bond (BB/Ba3)
450,000	5.950		01/25/27	442,687
225,000	6.000		07/19/28	218,250
225,000	4.500		01/30/30	194,625
450,000	4.875		09/23/32	379,125
175,000	7.450		04/30/44	169,094
225,000	6.850		01/27/45	202,219
200,000	6.400		06/05/49	168,000
300,000	5.875		01/30/60	227,250

				2,001,250

Ecuador – 1.4%
Ecuador Government International Bond (B-/NR)
450,000	5.500	(a)	07/31/30	222,750
850,000	2.500	(a)	07/31/35	303,875
450,000	1.500	(a)	07/31/40	142,875

				669,500

Egypt – 5.1%
Egypt Government International Bond (NR/B3)
300,000	5.750		05/29/24	286,079
200,000	5.875		06/11/25	179,274
200,000	3.875		02/16/26	160,818
200,000	7.500		01/31/27	173,248
300,000	5.800		09/30/27	235,795
200,000	6.588		02/21/28	157,464
350,000	7.625		05/29/32	251,361
200,000	7.300		09/30/33	137,158
125,000	6.875		04/30/40	76,249
450,000	8.500		01/31/47	291,375
200,000	7.903		02/21/48	122,750
200,000	8.700		03/01/49	129,249
200,000	8.875		05/29/50	130,746
200,000	7.500		02/16/61	118,746

				2,450,312

Guatemala – 1.3%
Guatemala Government Bond (NR/NR)
300,000	5.375		04/24/32	288,750
200,000	3.700		10/07/33	165,500
200,000	6.125		06/01/50	191,000

				645,250

Hungary – 3.0%
Hungary Government International Bond (BBB-/Baa2)
200,000	5.750		11/22/23	200,423
400,000	5.375		03/25/24	399,941
200,000	5.250		06/16/29	195,250
200,000	5.500		06/16/34	192,483
400,000	7.625		03/29/41	450,728

				1,438,825

Indonesia – 4.5%
Indonesia Government International Bond (BBB/Baa2)
330,000	4.125		01/15/25	324,540
350,000	2.850		02/14/30	309,541
400,000	4.650		09/20/32	390,129

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Indonesia – (continued)
Indonesia Government International Bond (BBB/Baa2) – (continued)
$125,000	8.500%	10/12/35	$159,006
325,000	7.750	01/17/38	398,505
225,000	4.200	10/15/50	191,400
275,000	3.050	03/12/51	200,677
200,000	4.300	03/31/52	172,131

			2,145,929

Jamaica – 1.2%
Jamaica Government International Bond (B+/B2)
200,000	6.750	04/28/28	210,500
100,000	8.000	03/15/39	120,500
200,000	7.875	07/28/45	235,250

			566,250

Jordan – 1.1%
Jordan Government International Bond (B+/B1)
200,000	6.125	01/29/26	197,636
350,000	5.850	07/07/30	317,257

			514,893

Kazakhstan – 1.2%
Kazakhstan Government International Bond (BBB-/Baa2)
400,000	4.875	10/14/44	364,216
225,000	6.500	07/21/45	237,025

			601,241

Kenya – 1.0%
Republic of Kenya Government International Bond (B/NR)
350,000	7.000	05/22/27	314,775
200,000	8.250	02/28/48	154,800

			469,575

Kuwait – 0.4%
Kuwait International Government Bond (A+/NR)
200,000	3.500	03/20/27	192,859

Mexico – 3.4%
Mexico Government International Bond (BBB/Baa2)
200,000	3.750	01/11/28	187,580
325,000	4.500	04/22/29	309,644
600,000	4.875	05/19/33	560,434
50,000	6.050	01/11/40	50,111
150,000	5.550	01/21/45	139,204
Mexico Government International Bond, MTN (BBB/Baa2)
50,000	8.300	08/15/31	58,755
175,000	7.500	04/08/33	196,160
150,000	4.750	03/08/44	125,750

			1,627,638

Mongolia – 0.4%
Mongolia Government International Bond (B/B3)
200,000	5.125	04/07/26	183,502

Morocco – 0.5%
Morocco Government International Bond (BB+/NR)
350,000	4.000	12/15/50	225,325

Sovereign Debt Obligations – (continued)
Nigeria – 1.9%
Nigeria Government International Bond (B-/Caa1)
200,000	6.500	11/28/27	166,748
275,000	7.875	02/16/32	212,732
200,000	7.375	09/28/33	147,042
200,000	7.696	02/23/38	140,528
200,000	7.625	11/28/47	135,000
200,000	8.250	09/28/51	140,468

			942,518

Panama – 4.7%
Panama Government International Bond (BBB/Baa2)
225,000	3.750	03/16/25	218,250
260,000	8.875	09/30/27	299,650
200,000	3.875	03/17/28	188,250
50,000	9.375	04/01/29	60,187
410,000	3.160	01/23/30	354,138
400,000	2.252	09/29/32	299,000
150,000	6.700	01/26/36	159,187
250,000	4.500	04/16/50	188,750
200,000	4.300	04/29/53	144,750
275,000	4.500	04/01/56	202,813
245,000	3.870	07/23/60	158,025

			2,273,000

Paraguay – 1.0%
Paraguay Government International Bond (BB/Ba1)
100,000	5.000	04/15/26	97,654
200,000	4.950	04/28/31	189,250
225,000	5.400	03/30/50	188,156

			475,060

Peru – 4.5%
Peruvian Government International Bond (BBB/Baa1)
410,000	2.392	01/23/26	382,219
200,000	4.125	08/25/27	194,163
350,000	2.783	01/23/31	290,314
100,000	1.862	12/01/32	73,145
200,000	8.750	11/21/33	248,921
150,000	3.000	01/15/34	118,570
75,000	6.550	03/14/37	80,534
450,000	5.625	11/18/50	445,628
150,000	3.550	03/10/51	107,558
340,000	2.780	12/01/60	199,189
60,000	3.600	01/15/72	39,023

			2,179,264

Poland – 0.9%
Republic of Poland Government International Bond (A-/A2)
200,000	5.500	11/16/27	204,557
200,000	5.750	11/16/32	210,034

			414,591

Qatar – 3.4%
Qatar Government International Bond (AA/Aa3)
200,000	3.400	04/16/25	193,445
350,000	3.750	04/16/30	333,300
200,000	4.625	06/02/46	186,732

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Qatar – (continued)
Qatar Government International Bond (AA/Aa3) – (continued)
$220,000	5.103%	04/23/48	$217,283
350,000	4.817	03/14/49	332,857
400,000	4.400	04/16/50	359,033

			1,622,650

Romania – 2.2%
Romanian Government International Bond (BBB-/Baa3)
170,000	4.875	01/22/24	169,374
460,000	5.250	11/25/27	447,346
170,000	3.000	02/14/31	138,395
180,000	6.125	01/22/44	171,559
180,000	5.125	06/15/48	150,607

			1,077,281

Saudi Arabia – 3.8%
Saudi Government International Bond (NR/A1)
400,000	2.500	02/03/27	367,026
225,000	4.375	04/16/29	220,050
225,000	4.500	04/17/30	220,544
400,000	3.250	10/22/30	361,580
350,000	4.500	10/26/46	302,733
200,000	4.625	10/04/47	175,552
200,000	4.500	04/22/60	171,234

			1,818,719

Senegal – 0.3%
Senegal Government International Bond (B+/Ba3)
200,000	6.750	03/13/48	143,000

South Africa – 4.6%
Republic of South Africa Government International Bond (BB-/Ba2)
350,000	5.875	09/16/25	348,422
335,000	4.850	09/27/27	316,693
350,000	4.300	10/12/28	311,317
350,000	5.875	06/22/30	324,718
200,000	5.375	07/24/44	148,656
600,000	5.750	09/30/49	440,760
400,000	7.300	04/20/52	347,517

			2,238,083

Trinidad and Tobago – 0.5%
Trinidad & Tobago Government International Bond (BBB-/Ba2)
250,000	4.375	01/16/24	246,663

Turkey – 5.6%
Turkey Government International Bond (NR/B3)
325,000	6.350	08/10/24	318,116
525,000	5.600	11/14/24	501,513
350,000	7.375	02/05/25	345,791
330,000	4.250	03/13/25	304,854
525,000	4.875	10/09/26	459,819
100,000	11.875	01/15/30	114,752
362,000	6.875	03/17/36	294,979
500,000	5.750	05/11/47	337,764

			2,677,588

Sovereign Debt Obligations – (continued)
United Arab Emirates – 1.5%
UAE Government International Bond (NR/Aa2)
350,000	2.000	10/19/31	290,862
200,000	2.875	10/19/41	152,344
375,000	3.250	10/19/61	271,676

			714,882

Uruguay – 3.6%
Uruguay Government International Bond (BBB/Baa2)
150,000	4.375	10/27/27	149,813
408,000	4.375	01/23/31	399,330
50,000	7.875	01/15/33	61,750
200,000	7.625	03/21/36	250,000
200,000	4.125	11/20/45	181,500
450,000	5.100	06/18/50	443,531
240,000	4.975	04/20/55	232,800

			1,718,724

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $43,714,545)			$40,829,660

Corporate Obligations – 12.5%
Chile – 2.1%
Corp. Nacional del Cobre de Chile (A/A3)
$200,000	3.625%	08/01/27	$186,878
200,000	3.000	09/30/29	173,937
200,000	3.150	01/14/30	174,688
400,000	4.500	08/01/47	333,394
200,000	3.700	01/30/50	146,250

			1,015,147

China – 1.5%
China Development Bank, Series EMTN (A+/A1)
200,000	3.000	06/01/26	188,056
China Development Bank Financial Leasing Co. Ltd.(b) (BBB+/NR)
(US 5 Year CMT T-Note + 2.750%)
200,000	2.875	09/28/30	185,857
Export-Import Bank of China (The) (A+/A1)
350,000	3.625	07/31/24	342,284

			716,197

India – 2.3%
Export-Import Bank of India (BBB-/Baa3)
200,000	3.875	02/01/28	185,131
250,000	3.250	01/15/30	217,311
Export-Import Bank of India, GMTN (NR/Baa3)
275,000	3.875	03/12/24	270,024
Indian Railway Finance Corp Ltd. (BBB-/Baa3)
350,000	2.800	02/10/31	284,216
200,000	3.570	01/21/32	170,015

			1,126,697

Indonesia – 1.8%
Pertamina Persero PT (NR/Baa2)
757,000	3.100	08/27/30	650,074
200,000	6.450	05/30/44	208,750

			858,824

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Mexico – 2.6%
Petroleos Mexicanos (BBB/B1)
$100,000	6.875%	10/16/25	$99,700
200,000	4.500	01/23/26	184,898
180,000	6.500	03/13/27	164,117
25,000	5.350	02/12/28	21,240
50,000	6.500	01/23/29	43,844
100,000	6.840	01/23/30	83,847
250,000	5.950	01/28/31	192,311
25,000	6.625	06/15/35	18,464
25,000	6.500	06/02/41	17,132
50,000	5.625	01/23/46	29,865
428,000	6.750	09/21/47	278,103
75,000	7.690	01/23/50	53,020
100,000	6.950	01/28/60	64,899

			1,251,440

Peru – 0.3%
Petroleos del Peru SA (BB/NR)
200,000	5.625	06/19/47	134,250

Qatar – 0.4%
QatarEnergy (AA/Aa3)
300,000	3.300	07/12/51	219,452

Saudi Arabia – 1.1%
Saudi Arabian Oil Co. (NR/A1)
375,000	3.500	04/16/29	343,356
200,000	4.250	04/16/39	174,999

			518,355

South Africa – 0.4%
Eskom Holdings SOC Ltd. (BB-/Ba2)
200,000	4.314	07/23/27	178,250

TOTAL CORPORATE OBLIGATIONS
(Cost $6,404,224)			$6,018,612

Shares	Dividend Rate	Value

Investment Company – 0.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
423,537	4.475%	$423,537
(Cost $423,537)

TOTAL INVESTMENTS – 98.4%
(Cost $50,542,306)		$47,271,809

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		770,259

NET ASSETS – 100.0%		$48,042,068

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Step coupon.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2023.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
MTN	—Medium Term Note

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 91.8%
Advertising – 1.1%
Clear Channel Outdoor Holdings, Inc. (B/B1)
$476,000	5.125	%(a)	08/15/27	$426,615
346,000	7.500	(a)	06/01/29	281,557
Lamar Media Corp. (BB/Ba3)
179,000	3.750		02/15/28	159,310
476,000	4.000		02/15/30	410,550
Outfront Media Capital LLC / Outfront Media Capital Corp.(a) (B+/B2)
365,000	6.250		06/15/25	363,175

				1,641,207

Aerospace – 0.1%
Triumph Group, Inc.(a) (B/B1)
194,000	8.875		06/01/24	202,730

Aerospace & Defense – 2.8%
Howmet Aerospace, Inc. (BB+/Ba1)
590,000	6.875		05/01/25	602,538
Spirit AeroSystems, Inc.(a) (BB-/Ba2)
550,000	9.375		11/30/29	584,375
TransDigm, Inc. (B+/Ba3)
289,000	8.000	(a)	12/15/25	295,900
1,208,000	6.250	(a)	03/15/26	1,195,920
270,000	6.375		06/15/26	263,250
46,000	7.500		03/15/27	45,540
550,000	5.500		11/15/27	507,375
770,000	4.625		01/15/29	663,162

				4,158,060

Banks – 0.7%
Freedom Mortgage Corp. (B/B2)
929,000	8.250	(a)	04/15/25	882,550
197,000	7.625	(a)	05/01/26	168,189

				1,050,739

Basic Industry – 1.6%
Chemours Co. (The)(a) (BB/B1)
417,000	5.750		11/15/28	368,524
Olin Corp. (BB+/Ba1)
333,000	5.625		08/01/29	318,847
170,000	5.000		02/01/30	155,550
SCIH Salt Holdings, Inc.(a) (CCC+/Caa2)
367,000	6.625		05/01/29	300,481
Tronox, Inc.(a) (BB-/B1)
494,000	4.625		03/15/29	403,845
Valvoline, Inc.(a) (B+/Ba3)
287,000	3.625		06/15/31	233,905
WR Grace Holdings LLC (B/B1)
520,000	4.875	(a)	06/15/27	481,000
200,000	5.625	(a)	08/15/29	161,500

				2,423,652

Broadcasting – 4.0%
CMG Media Corp.(a) (CCC+/Caa1)
355,000	8.875		12/15/27	238,738
Diamond Sports Group LLC / Diamond Sports Finance Co. (D/Caa2)
974,000	5.375	(a)	08/15/26	112,010
310,000	6.625	(a)	08/15/27	8,912

Corporate Obligations – (continued)
Broadcasting – (continued)
Gray Escrow II, Inc.(a) (B/B3)
225,000	5.375%		11/15/31	167,062
Gray Television, Inc.(a) (B/B3)
500,000	4.750		10/15/30	369,375
Nexstar Media, Inc.(a) (B+/B2)
1,076,000	5.625		07/15/27	1,000,680
Scripps Escrow II, Inc.(a) (BB/Ba3)
538,000	3.875		01/15/29	430,400
Scripps Escrow, Inc.(a) (B/B3)
354,000	5.875		07/15/27	284,970
Sinclair Television Group, Inc.(a) (BB-/Ba2)
289,000	4.125		12/01/30	225,420
Sirius XM Radio, Inc. (BB/Ba3)
500,000	5.000	(a)	08/01/27	460,000
978,000	4.000	(a)	07/15/28	841,080
656,000	3.875	(a)	09/01/31	512,500
TEGNA, Inc. (BB/Ba3)
126,000	4.625		03/15/28	112,770
361,000	5.000		09/15/29	323,095
Univision Communications, Inc. (B+/B1)
144,000	5.125	(a)	02/15/25	140,760
254,000	6.625	(a)	06/01/27	243,205
493,000	4.500	(a)	05/01/29	415,353

				5,886,330

Brokerage – 0.7%
Coinbase Global, Inc.(a) (BB-/B1)
428,000	3.375		10/01/28	280,875
Jefferies Finance LLC / JFIN Co.-Issuer Corp.(a) (BB-/B1)
470,000	5.000		08/15/28	398,692
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(a) (BB-/Ba2)
347,000	4.750		06/15/29	283,672

				963,239

Building Materials – 1.2%
American Builders & Contractors Supply Co., Inc.(a) (BB+/Ba2)
484,000	4.000		01/15/28	434,995
Builders FirstSource, Inc. (BB-/Ba2)
248,000	5.000	(a)	03/01/30	223,510
341,000	4.250	(a)	02/01/32	287,292
Camelot Return Merger Sub, Inc.(a) (B/B2)
303,000	8.750		08/01/28	288,608
Standard Industries, Inc. (BB/B1)
329,000	4.375	(a)	07/15/30	274,727
387,000	3.375	(a)	01/15/31	298,496

				1,807,628

Capital Goods – 4.3%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC(a) (B+/B3)
700,000	4.000		09/01/29	561,312
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (B-/Caa1)
400,000	5.250	(a)	08/15/27	331,500
200,000	5.250	(a)	08/15/27	165,500

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
ASP Unifrax Holdings, Inc.(a) (CCC+/Caa2)
$204,000	7.500%		09/30/29	$139,740
Ball Corp. (BB+/Ba1)
323,000	4.875		03/15/26	314,521
399,000	3.125		09/15/31	321,195
Chart Industries, Inc.(a) (NR/Ba3)
600,000	7.500		01/01/30	610,500
Clydesdale Acquisition Holdings, Inc. (CCC+/Caa2)
143,000	6.625	(a)	04/15/29	137,280
265,000	8.750	(a)	04/15/30	239,825
Covanta Holding Corp.(a) (B/B2)
377,000	4.875		12/01/29	319,890
Crown Americas LLC / Crown Americas Capital Corp V (BB+/Ba2)
265,000	4.250		09/30/26	247,444
Crown Americas LLC / Crown Americas Capital Corp. VI (BB+/Ba2)
148,000	4.750		02/01/26	141,710
Herc Holdings, Inc.(a) (B+/B1)
450,000	5.500		07/15/27	424,688
LABL, Inc. (B-/B2)
273,000	6.750	(a)	07/15/26	260,715
152,000	10.500	(a)	07/15/27	142,500
Mauser Packaging Solutions Holding Co.(a) (B/B2)
1,000,000	7.875		08/15/26	997,500
Sealed Air Corp. (BB+/Ba2)
91,000	5.125	(a)	12/01/24	89,749
120,000	5.500	(a)	09/15/25	118,500
167,000	6.875	(a)	07/15/33	170,757
Sensata Technologies, Inc.(a) (BB+/Ba3)
500,000	3.750		02/15/31	418,125
Stericycle, Inc.(a) (BB-/NR)
306,000	3.875		01/15/29	263,925

				6,416,876

Communications – 4.5%
AMC Networks, Inc. (BB-/Ba3)
93,000	5.000		04/01/24	92,942
429,000	4.750		08/01/25	404,869
CCO Holdings LLC / CCO Holdings Capital Corp. (BB-/B1)
300,000	5.125	(a)	05/01/27	279,375
450,000	4.750	(a)	03/01/30	379,687
350,000	4.250	(a)	02/01/31	281,750
1,000,000	7.375	(a)	03/01/31	970,000
350,000	4.500		05/01/32	278,250
CSC Holdings LLC (CCC+/Caa1)
475,000	5.250		06/01/24	463,125
200,000	5.500	(a)	04/15/27	175,500
250,000	7.500	(a)	04/01/28	168,125
400,000	6.500	(a)	02/01/29	340,000
400,000	5.750	(a)	01/15/30	231,000
250,000	4.125	(a)	12/01/30	180,000
400,000	4.625	(a)	12/01/30	217,000
250,000	3.375	(a)	02/15/31	172,500
435,000	4.500	(a)	11/15/31	311,025

Corporate Obligations – (continued)
Communications – (continued)
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.(a) (BB/Ba3)
870,000	5.875		08/15/27	783,000
Live Nation Entertainment, Inc.(a) (B/B3)
482,000	4.750		10/15/27	435,607
WMG Acquisition Corp. (BB+/Ba3)
232,000	3.875	(a)	07/15/30	196,620
333,000	3.000	(a)	02/15/31	265,568

				6,625,943

Consumer Cyclical – 18.8%
ADT Security Corp. (The) (BB-/Ba3)
246,000	4.125	(a)	08/01/29	212,482
256,000	4.875	(a)	07/15/32	220,160
Allison Transmission, Inc.(a) (NR/Ba2)
800,000	3.750		01/30/31	668,000
AMC Entertainment Holdings, Inc.(a)(b) (PIK 12.000%, Cash 10.000%) (CCC-/Caa3)
730,000	10.000		06/15/26	379,600
American Axle & Manufacturing, Inc. (B+/B2)
303,000	6.875		07/01/28	272,700
126,000	5.000		10/01/29	102,690
APX Group, Inc.(a) (B/B1)
200,000	6.750		02/15/27	193,250
Boyd Gaming Corp. (BB/B1)
108,000	4.750		12/01/27	101,790
384,000	4.750	(a)	06/15/31	339,840
Caesars Entertainment, Inc. (B/Ba3)
680,000	6.250	(a)	07/01/25	675,750
491,000	8.125	(a)	07/01/27	496,690
175,000	4.625	(a)	10/15/29	150,063
Carnival Corp. (B/B3)
500,000	10.500	(a)	02/01/26	520,000
883,000	7.625	(a)	03/01/26	796,907
550,000	5.750	(a)	03/01/27	453,750
976,000	6.000	(a)	05/01/29	761,280
Carnival Holdings Bermuda Ltd.(a) (B+/B2)
585,000	10.375		05/01/28	625,950
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op(a) (BB+/Ba2)
229,000	5.500		05/01/25	226,996
Churchill Downs, Inc. (B+/B1)
217,000	5.500	(a)	04/01/27	206,693
215,000	4.750	(a)	01/15/28	197,262
Clarios Global LP / Clarios US Finance Co.(a) (CCC+/Caa1)
500,000	8.500		05/15/27	498,125
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (B/B2)
360,000	4.625	(a)	01/15/29	310,950
244,000	6.750	(a)	01/15/30	203,130
Ford Motor Co. (BB+/Ba2)
368,000	4.346		12/08/26	350,431
293,000	6.625		10/01/28	295,040
241,000	7.450		07/16/31	250,524
250,000	3.250		02/12/32	191,048
250,000	6.100		08/19/32	235,352

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Ford Motor Credit Co. LLC (BB+/Ba2)
$200,000	3.810%		01/09/24	$195,672
200,000	3.664		09/08/24	192,079
200,000	4.063		11/01/24	191,706
410,000	4.687		06/09/25	393,062
665,000	5.125		06/16/25	642,792
364,000	4.134		08/04/25	343,349
200,000	4.542		08/01/26	185,782
380,000	2.700		08/10/26	332,633
200,000	4.271		01/09/27	183,042
205,000	4.950		05/28/27	191,895
240,000	4.125		08/17/27	214,672
205,000	5.113		05/03/29	187,863
200,000	4.000		11/13/30	167,901
Ford Motor Credit Co. LLC, GMTN (BB+/Ba2)
200,000	4.389		01/08/26	189,010
Gap, Inc. (The)(a) (BB/Ba3)
420,000	3.875		10/01/31	302,400
Goodyear Tire & Rubber Co. (The) (BB-/B2)
421,000	4.875		03/15/27	391,530
296,000	5.250		04/30/31	255,300
Hilton Domestic Operating Co., Inc. (BB+/Ba2)
475,000	5.750	(a)	05/01/28	463,125
145,000	3.750	(a)	05/01/29	126,512
245,000	4.875		01/15/30	225,094
357,000	4.000	(a)	05/01/31	305,436
299,000	3.625	(a)	02/15/32	246,538
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(a) (B/B2)
501,000	5.000		06/01/29	442,759
Iron Mountain, Inc. (BB-/Ba3)
200,000	4.875	(a)	09/15/27	185,500
484,000	5.250	(a)	03/15/28	447,095
621,000	5.250	(a)	07/15/30	544,151
479,000	4.500	(a)	02/15/31	397,271
Macy’s Retail Holdings LLC (BB+/Ba2)
200,000	5.875	(a)	04/01/29	182,000
399,000	6.125	(a)	03/15/32	345,634
MGM Resorts International (B+/B1)
311,000	5.750		06/15/25	306,335
173,000	4.625		09/01/26	161,755
190,000	5.500		04/15/27	181,450
160,000	4.750		10/15/28	144,200
Mohegan Tribal Gaming Authority(a) (B-/B3)
695,000	8.000		02/01/26	646,350
NCL Corp Ltd.(a) (B-/Caa1)
247,000	3.625		12/15/24	232,180
NCL Corp. Ltd. (B-/Caa1)
330,000	5.875	(a)	03/15/26	287,100
327,000	7.750	(a)	02/15/29	285,307
Nordstrom, Inc. (BB+/Ba1)
301,000	4.375		04/01/30	238,542
PetSmart, Inc. / PetSmart Finance Corp. (B-/B3)
250,000	4.750	(a)	02/15/28	230,000
250,000	7.750	(a)	02/15/29	244,375

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Prime Security Services Borrower LLC / Prime Finance, Inc. (B-/B3)
258,000	3.375	(a)	08/31/27	224,460
857,000	6.250	(a)	01/15/28	798,081
RHP Hotel Properties LP / RHP Finance Corp.(a) (B+/B1)
365,000	4.500		02/15/29	318,006
Royal Caribbean Cruises Ltd. (B/B3)
468,000	11.500	(a)	06/01/25	498,420
500,000	4.250	(a)	07/01/26	438,750
386,000	3.700		03/15/28	307,835
575,000	5.500	(a)	04/01/28	503,125
Scientific Games International, Inc. (B+/B3)
145,000	7.000	(a)	05/15/28	142,100
246,000	7.250	(a)	11/15/29	243,848
Six Flags Entertainment Corp.(a) (B/B3)
150,000	5.500		04/15/27	141,750
Staples, Inc. (B/B3)
442,000	7.500	(a)	04/15/26	395,038
176,000	10.750	(a)	04/15/27	134,640
Taylor Morrison Communities, Inc.(a) (BB/Ba3)
143,000	5.125		08/01/30	126,555
Travel + Leisure Co.(a) (BB-/Ba3)
540,000	6.625		07/31/26	531,900
Williams Scotsman International, Inc.(a) (B+/B2)
223,000	6.125		06/15/25	220,213
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (B+/B2)
470,000	5.500	(a)	03/01/25	457,663
100,000	5.250	(a)	05/15/27	94,250
Yum! Brands, Inc. (BB/Ba3)
397,000	4.750	(a)	01/15/30	363,255
334,000	3.625		03/15/31	280,978
390,000	5.375		04/01/32	363,675

				27,950,392

Consumer Noncyclical – 4.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (BB/Ba3)
516,000	4.625	(a)	01/15/27	486,975
420,000	3.500	(a)	03/15/29	357,525
593,000	4.875	(a)	02/15/30	535,182
Allied Universal Holdco LLC / Allied Universal Finance Corp. (CCC+/Caa1)
382,000	6.625	(a)	07/15/26	362,900
680,000	6.000	(a)	06/01/29	510,000
Allied Universal Holdco LLC/Allied Universal Finance Corp./ Atlas Luxco 4 Sarl(a) (B/B2)
200,000	4.625		06/01/28	166,250
Avantor Funding, Inc.(a) (BB-/B2)
396,000	4.625		07/15/28	366,300
Hologic, Inc. (BB+/Ba2)
104,000	4.625	(a)	02/01/28	97,500
239,000	3.250	(a)	02/15/29	206,436
Medline Borrower LP (B+/B1)
1,349,000	3.875	(a)	04/01/29	1,126,415
121,000	5.250	(a)	10/01/29	100,430

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Molina Healthcare, Inc.(a) (BB-/Ba3)
$370,000	4.375%		06/15/28	$334,850
Organon & Co. / Organon Foreign Debt Co.-Issuer BV (BB/Ba2)
730,000	4.125	(a)	04/30/28	647,875
450,000	5.125	(a)	04/30/31	385,875
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.(a) (CCC+/Caa1)
393,000	9.750		12/01/26	335,033
Vector Group Ltd.(a) (B-/Caa1)
230,000	10.500		11/01/26	231,150

				6,250,696

Consumer Products – 0.2%
Coty, Inc.(a) (BB/Ba2)
342,000	5.000		04/15/26	327,038

Distribution & Logistics – 0.4%
WESCO Distribution, Inc.(a) (BB/Ba3)
567,000	7.250		06/15/28	576,923

Electric – 3.5%
Calpine Corp. (BB+/Ba2)
768,000	5.250	(a)	06/01/26	737,280
462,000	4.625	(a)	02/01/29	390,967
268,000	5.000	(a)	02/01/31	221,770
291,000	3.750	(a)	03/01/31	237,165
Clearway Energy Operating LLC(a) (BB/Ba2)
518,000	3.750		02/15/31	421,522
FirstEnergy Corp. (BB+/Ba1)
616,000	2.650		03/01/30	512,892
FirstEnergy Corp., Series B (BB+/Ba1)
414,000	4.150		07/15/27	387,192
NRG Energy, Inc. (BB/Ba2)
258,000	5.250	(a)	06/15/29	230,265
467,000	3.625	(a)	02/15/31	363,719
322,000	3.875	(a)	02/15/32	250,355
PG&E Corp. (BB-/B1)
570,000	5.250		07/01/30	513,133
Vistra Operations Co. LLC (BB/Ba2)
187,000	5.625	(a)	02/15/27	177,650
403,000	5.000	(a)	07/31/27	374,790
418,000	4.375	(a)	05/01/29	362,615

				5,181,315

Energy – 11.5%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (BB/Ba3)
478,000	5.750	(a)	03/01/27	454,100
377,000	5.750	(a)	01/15/28	355,322
Antero Resources Corp.(a) (BB+/Ba2)
126,000	7.625		02/01/29	127,575
Apache Corp. (BB+/Ba1)
159,000	6.000		01/15/37	147,472
Archrock Partners LP / Archrock Partners Finance Corp.(a) (B+/B2)
337,000	6.875		04/01/27	326,890
Ascent Resources Utica Holdings LLC / ARU Finance Corp.(a) (B+/B3)
159,000	5.875		06/30/29	139,324

Corporate Obligations – (continued)
Energy – (continued)
Buckeye Partners LP (BB/B1)
363,000	3.950		12/01/26	322,071
144,000	4.125		12/01/27	124,951
152,000	4.500	(a)	03/01/28	134,140
Callon Petroleum Co.(a) (B+/B3)
251,000	8.000		08/01/28	247,235
Comstock Resources, Inc. (B+/B2)
327,000	6.750	(a)	03/01/29	302,475
302,000	5.875	(a)	01/15/30	261,230
CQP Holdco LP / BIP-V Chinook Holdco LLC(a) (BB/B1)
500,000	5.500		06/15/31	438,750
CrownRock LP / CrownRock Finance, Inc.(a) (BB-/B1)
619,000	5.625		10/15/25	603,525
DT Midstream, Inc.(a) (BB+/Ba2)
772,000	4.375		06/15/31	647,515
Endeavor Energy Resources LP / EER Finance, Inc.(a) (BB+/Ba2)
193,000	5.750		01/30/28	185,763
EnLink Midstream LLC (BB+/Ba1)
143,000	5.375		06/01/29	132,431
EnLink Midstream Partners LP (BB+/Ba1)
391,000	4.850		07/15/26	369,850
EQM Midstream Partners LP (BB-/Ba3)
365,000	6.000	(a)	07/01/25	354,050
210,000	6.500	(a)	07/01/27	198,712
275,000	5.500		07/15/28	246,125
260,000	4.500	(a)	01/15/29	218,400
296,000	4.750	(a)	01/15/31	241,240
Hess Midstream Operations LP (BB+/Ba2)
399,000	5.125	(a)	06/15/28	368,078
300,000	4.250	(a)	02/15/30	252,750
100,000	5.500	(a)	10/15/30	90,250
Hilcorp Energy I LP / Hilcorp Finance Co. (BB+/Ba3)
371,000	6.250	(a)	11/01/28	346,885
277,000	5.750	(a)	02/01/29	252,070
ITT Holdings LLC(a) (B/B2)
300,000	6.500		08/01/29	247,500
Moss Creek Resources Holdings, Inc. (B/B3)
139,000	7.500	(a)	01/15/26	125,795
325,000	10.500	(a)	05/15/27	312,000
Nabors Industries Ltd.(a) (CCC/B3)
209,000	7.250		01/15/26	199,595
Nabors Industries, Inc. (CCC/Caa1)
281,000	5.750		02/01/25	269,058
New Fortress Energy, Inc.(a) (BB/B1)
618,000	6.500		09/30/26	568,560
Occidental Petroleum Corp. (BB+/Ba1)
170,000	6.375		09/01/28	172,125
83,000	8.875		07/15/30	94,577
419,000	6.625		09/01/30	432,617
467,000	6.125		01/01/31	471,086
271,000	7.500		05/01/31	290,629
157,000	7.875		09/15/31	170,953
508,000	6.450		09/15/36	512,718
363,000	0.000	(c)	10/10/36	184,241
PBF Holding Co. LLC / PBF Finance Corp. (BB/B1)
331,000	7.250		06/15/25	331,000
380,000	6.000		02/15/28	355,300

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Range Resources Corp. (BB/Ba3)
$199,000	4.875%		05/15/25	$194,523
164,000	8.250		01/15/29	168,920
SM Energy Co. (BB-/B2)
90,000	6.750		09/15/26	87,075
239,000	6.625		01/15/27	227,050
Southwestern Energy Co. (BB+/Ba2)
333,000	5.375		03/15/30	304,695
332,000	4.750		02/01/32	284,690
Sunoco LP / Sunoco Finance Corp. (BB/Ba3)
130,000	6.000		04/15/27	128,050
200,000	4.500		05/15/29	177,000
Transocean Titan Financing Ltd.(a) (B-/B2)
100,000	8.375		02/01/28	102,000
Transocean, Inc. (B-/B2)
297,000	11.500	(a)	01/30/27	306,281
620,000	8.750	(a)	02/15/30	633,175
USA Compression Partners LP / USA Compression Finance Corp. (B+/B3)
380,000	6.875		04/01/26	367,650
Venture Global Calcasieu Pass LLC (BB+/Ba2)
588,000	3.875	(a)	08/15/29	509,355
440,000	3.875	(a)	11/01/33	360,250
Weatherford International Ltd.(a) (BB-/Ba3)
689,000	6.500		09/15/28	676,943

				17,154,590

Financial Company – 4.8%
Coinbase Global, Inc.(a) (BB-/B1)
250,000	3.625		10/01/31	150,625
Curo Group Holdings Corp.(a) (CCC+/Caa1)
380,000	7.500		08/01/28	161,500
HUB International Ltd.(a) (CCC+/Caa2)
500,000	7.000		05/01/26	495,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp. (BB/Ba3)
777,000	6.375		12/15/25	767,264
845,000	5.250		05/15/27	790,075
LD Holdings Group LLC(a) (CCC+/Caa1)
289,000	6.125		04/01/28	171,955
Midcap Financial Issuer Trust(a) (B+/B1)
500,000	6.500		05/01/28	432,500
Nationstar Mortgage Holdings, Inc. (B/B1)
290,000	6.000	(a)	01/15/27	268,250
529,000	5.500	(a)	08/15/28	451,798
Navient Corp. (B+/Ba3)
108,000	5.875		10/25/24	105,502
336,000	6.750		06/25/25	333,060
567,000	6.750		06/15/26	545,499
Navient Corp., MTN (B+/Ba3)
126,000	6.125		03/25/24	125,370
237,000	5.625		08/01/33	178,639
NFP Corp.(a) (CCC+/Caa2)
655,000	6.875		08/15/28	560,025
PennyMac Financial Services, Inc.(a) (B+/Ba3)
638,000	5.375		10/15/25	582,175
Rocket Mortgage LLC(a) (BB/Ba1)
244,000	5.250		01/15/28	220,272

Corporate Obligations – (continued)
Financial Company – (continued)
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.(a) (BB/Ba1)
685,000	3.875		03/01/31	537,475
United Wholesale Mortgage LLC(a) (NR/Ba3)
321,000	5.500		04/15/29	266,831

				7,143,815

Food and Beverage – 2.6%
Aramark Services, Inc.(a) (B+/B1)
453,000	5.000		02/01/28	418,459
Darling Ingredients, Inc.(a) (BB+/Ba2)
564,000	5.250		04/15/27	543,907
HLF Financing Sarl LLC / Herbalife International, Inc.(a) (B+/B1)
50,000	4.875		06/01/29	38,750
Lamb Weston Holdings, Inc.(a) (BB+/Ba3)
615,000	4.125		01/31/30	544,275
Performance Food Group, Inc.(a) (BB-/B2)
668,000	5.500		10/15/27	636,270
Post Holdings, Inc. (B+/B2)
462,000	5.750	(a)	03/01/27	452,760
180,000	5.625	(a)	01/15/28	172,800
630,000	5.500	(a)	12/15/29	579,600
430,000	4.500	(a)	09/15/31	363,888
US Foods, Inc.(a) (B+/B3)
200,000	4.750		02/15/29	180,750

				3,931,459

Hardware – 1.8%
CommScope Technologies LLC(a) (CCC+/Caa1)
620,000	5.000		03/15/27	477,400
CommScope, Inc. (B/B1)
1,100,000	6.000	(a)	03/01/26	1,060,837
250,000	7.125	(a)	07/01/28	197,500
NCR Corp. (B/B3)
358,000	5.750	(a)	09/01/27	349,945
230,000	5.000	(a)	10/01/28	200,100
250,000	6.125	(a)	09/01/29	243,750
230,000	5.250	(a)	10/01/30	191,762

				2,721,294

Healthcare – 4.7%
CHS/Community Health Systems, Inc. (CCC/Caa2)
466,000	6.000	(a)	01/15/29	407,750
700,000	6.875	(a)	04/15/29	495,250
477,000	5.250	(a)	05/15/30	386,370
473,000	4.750	(a)	02/15/31	367,757
DaVita, Inc. (B+/B1)
640,000	4.625	(a)	06/01/30	531,200
340,000	3.750	(a)	02/15/31	258,400
Encompass Health Corp. (B+/B1)
421,000	4.750		02/01/30	378,900
IQVIA, Inc.(a) (BB/Ba3)
600,000	5.000		05/15/27	573,000
Legacy LifePoint Health LLC(a) (B/B1)
340,000	4.375		02/15/27	287,300
MPH Acquisition Holdings LLC(a) (B-/B3)
615,000	5.750		11/01/28	405,900

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – (continued)
Service Corp. International (BB/Ba3)
$115,000	4.625%		12/15/27	$107,669
468,000	5.125		06/01/29	440,505
Tenet Healthcare Corp. (B-/B3)
94,000	4.625		07/15/24	93,060
122,000	4.625		09/01/24	120,322
397,000	4.875		01/01/26	379,135
290,000	6.250		02/01/27	283,113
365,000	5.125		11/01/27	344,925
397,000	4.625		06/15/28	361,766
628,000	6.125		10/01/28	580,115
220,000	4.250		06/01/29	192,500

				6,994,937

Insurance – 1.0%
Acrisure LLC / Acrisure Finance, Inc. (CCC+/Caa2)
290,000	7.000	(a)	11/15/25	273,911
163,000	10.125	(a)	08/01/26	163,408
Alliant Holdings Intermediate LLC / Alliant Holdings Co.- Issuer(a) (B/B2)
949,000	4.250		10/15/27	844,610
AssuredPartners, Inc.(a) (CCC+/Caa2)
250,000	5.625		01/15/29	213,750

				1,495,679

Metals – 0.4%
Novelis Corp. (BB/Ba3)
523,000	4.750	(a)	01/30/30	460,240
200,000	3.875	(a)	08/15/31	162,750

				622,990

Metals and Mining – 0.3%
Cleveland-Cliffs, Inc.(a) (BB/Ba2)
478,000	6.750		03/15/26	482,183

Natural Gas – 2.5%
AmeriGas Partners LP / AmeriGas Finance Corp. (NR/B1)
310,000	5.500		05/20/25	296,825
347,000	5.750		05/20/27	322,710
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (BB/Ba3)
69,000	5.625	(a)	05/01/27	63,911
382,000	6.000	(a)	02/01/29	349,530
Ferrellgas LP / Ferrellgas Finance Corp.(a) (B/B2)
416,000	5.375		04/01/26	376,480
Genesis Energy LP / Genesis Energy Finance Corp. (B/B2)
641,000	8.000		01/15/27	621,770
NGL Energy Operating LLC / NGL Energy Finance Corp.(a) (B/B2)
660,000	7.500		02/01/26	631,950
NuStar Logistics LP (BB-/Ba3)
100,000	6.000		06/01/26	96,000
100,000	5.625		04/28/27	93,500
Rockies Express Pipeline LLC(a) (BB+/Ba2)
308,000	4.950		07/15/29	269,115

Corporate Obligations – (continued)
Natural Gas – (continued)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. (BB-/B1)
153,000	6.000	(a)	03/01/27	142,673
549,000	5.500	(a)	01/15/28	496,845

				3,761,309

Pharmaceuticals – 1.5%
Bausch Health Americas, Inc.(a) (CCC-/Ca)
528,000	9.250		04/01/26	401,280
Bausch Health Cos., Inc. (CCC+/Caa1)
715,000	5.500	(a)	11/01/25	622,050
288,000	5.750	(a)	08/15/27	192,240
1,361,000	11.000	(a)	09/30/28	1,078,592

				2,294,162

REITs and Real Estate – 2.4%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL(a) (BB+/B1)
420,000	5.750		05/15/26	387,225
Diversified Healthcare Trust (B/Caa3)
318,000	4.375		03/01/31	222,849
Howard Hughes Corp. (The)(a) (BB-/Ba3)
378,000	4.375		02/01/31	307,597
iStar, Inc. (BB/Ba2)
596,000	4.750		10/01/24	594,660
Kennedy-Wilson, Inc. (BB-/B1)
521,000	5.000		03/01/31	401,170
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(a) (B+/B1)
356,000	4.875		05/15/29	299,040
Service Properties Trust (B+/B2)
250,000	7.500		09/15/25	247,922
321,000	4.950		10/01/29	255,997
278,000	4.375		02/15/30	214,060
Starwood Property Trust, Inc. (BB-/Ba3)
450,000	3.750	(a)	12/31/24	423,729
220,000	4.750		03/15/25	209,550

				3,563,799

Rental Equipment – 1.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(a) (BB-/B2)
642,000	5.375		03/01/29	582,615
H&E Equipment Services, Inc.(a) (BB-/B2)
545,000	3.875		12/15/28	469,381
United Rentals North America, Inc. (BB+/Ba2)
178,000	5.500		05/15/27	174,478
252,000	4.875		01/15/28	240,975
372,000	5.250		01/15/30	353,400
441,000	3.875		02/15/31	380,363

				2,201,212

Software – 2.3%
Cloud Software Group Holdings, Inc.(a) (B/B2)
1,100,000	6.500		03/31/29	959,750
Gartner, Inc.(a) (BB+/Ba1)
662,000	4.500		07/01/28	610,695

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Software – (continued)
MSCI, Inc. (BBB-/Ba1)
$175,000	3.625	% (a)	09/01/30	$149,187
830,000	3.875	(a)	02/15/31	716,913
465,000	3.250	(a)	08/15/33	369,094
SS&C Technologies, Inc.(a) (B+/B2)
704,000	5.500		09/30/27	661,533

				3,467,172

Technology – 1.7%
Arches Buyer, Inc. (CCC+/Caa1)
152,000	4.250	(a)	06/01/28	125,400
287,000	6.125	(a)	12/01/28	236,416
Imola Merger Corp.(a) (BB-/B1)
733,000	4.750		05/15/29	619,385
McAfee Corp.(a) (CCC+/Caa2)
542,000	7.375		02/15/30	430,212
Uber Technologies, Inc.(a) (B/B1)
500,000	4.500		08/15/29	445,625
Veritas US, Inc. / Veritas Bermuda Ltd.(a) (B-/B3)
600,000	7.500		09/01/25	462,242
Verscend Escrow Corp.(a) (CCC+/Caa2)
215,000	9.750		08/15/26	216,231

				2,535,511

Transportation – 2.2%
American Airlines, Inc.(a) (B/Ba3)
563,000	11.750		07/15/25	618,596
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba2)
605,000	5.500	(a)	04/20/26	592,900
873,000	5.750	(a)	04/20/29	831,857
Fortress Transportation and Infrastructure Investors LLC(a) (B/Ba2)
255,000	6.500		10/01/25	250,856
United Airlines, Inc. (BB-/Ba1)
474,000	4.375	(a)	04/15/26	447,109
600,000	4.625	(a)	04/15/29	534,574

				3,275,892

Wireless – 0.2%
SBA Communications Corp. (BB/B1)
300,000	3.875		02/15/27	271,853

Wirelines – 2.3%
Consolidated Communications, Inc.(a) (B-/B3)
562,000	6.500		10/01/28	413,070
Level 3 Financing, Inc. (B+/B1)
345,000	4.625	(a)	09/15/27	259,612
600,000	3.625	(a)	01/15/29	387,750
Lumen Technologies, Inc. (B/Caa1)
400,000	5.125	(a)	12/15/26	291,500
640,000	4.500	(a)	01/15/29	341,600
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(a) (B/B2)
930,000	10.500		02/15/28	930,000
Windstream Escrow LLC / Windstream Escrow Finance Corp.(a) (B-/B3)
352,000	7.750		08/15/28	289,520

Corporate Obligations – (continued)
Wirelines – (continued)
Zayo Group Holdings, Inc.(a) (B-/B2)
596,000	4.000		03/01/27	460,410

				3,373,462

TOTAL CORPORATE OBLIGATIONS
(Cost $147,710,477)				$136,754,087

Foreign Corporate Debt – 6.0%
Aerospace & Defense – 1.3%
Bombardier, Inc. (Canada) (B-/B3)
$272,000	7.500	%(a)	03/15/25	$272,340
947,000	7.125	(a)	06/15/26	932,795
753,000	7.875	(a)	04/15/27	751,117

				1,956,252

Basic Industry – 0.7%
Methanex Corp. (Canada) (BB/Ba1)
200,000	5.125		10/15/27	188,500
376,000	5.250		12/15/29	345,481
NOVA Chemicals Corp. (Canada) (BB/Ba3)
249,000	5.000	(a)	05/01/25	238,106
323,000	5.250	(a)	06/01/27	292,315

				1,064,402

Capital Goods – 0.7%
ARD Finance SA(a)(b) (Luxembourg) (PIK 7.250%, Cash 6.500%) (B-/Caa3)
200,000	6.500		06/30/27	164,250
GFL Environmental, Inc. (Canada) (B-/B3)
285,000	4.250	(a)	06/01/25	272,175
666,000	4.750	(a)	06/15/29	596,902

				1,033,327

Consumer Cyclical – 1.5%
1011778 BC ULC / New Red Finance, Inc. (Canada) (B+/B2)
412,000	3.875	(a)	01/15/28	369,770
262,000	4.375	(a)	01/15/28	235,800
117,000	3.500	(a)	02/15/29	99,743
778,000	4.000	(a)	10/15/30	646,712
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC(a) (Canada) (B+/B1)
250,000	4.875		02/15/30	189,062
Garda World Security Corp. (Canada) (B/B2)
167,000	4.625	(a)	02/15/27	148,630
135,000	9.500	(a)	11/01/27	129,938
Mattamy Group Corp. (Canada) (BB/Ba3)
197,000	5.250	(a)	12/15/27	176,118
299,000	4.625	(a)	03/01/30	247,422

				2,243,195

Energy – 0.2%
MEG Energy Corp.(a) (Canada) (BB-/B2)
300,000	7.125		02/01/27	305,250

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Mining – 1.0%
First Quantum Minerals Ltd. (Zambia) (B+/NR)
$200,000	6.500	(a)	03/01/24	$198,047
376,000	7.500	(a)	04/01/25	364,891
410,000	6.875	(a)	03/01/26	390,270
Hudbay Minerals, Inc.(a) (Canada) (B/B2)
501,000	4.500		04/01/26	449,648

				1,402,856

Natural Gas – 0.2%
Parkland Corp.(a) (Canada) (BB/Ba3)
416,000	4.625		05/01/30	348,920

Wireless – 0.4%
Intelsat Jackson Holdings SA(a) (Luxembourg) (B+/B3)
594,000	6.500		03/15/30	519,008

TOTAL FOREIGN CORPORATE DEBT
(Cost $9,272,460)				$8,873,210

Shares	Dividend Rate	Value

Investment Company – 1.5%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,193,329	4.475%	$2,193,329
(Cost $2,193,329)

TOTAL INVESTMENTS – 99.3%
(Cost $159,176,266)		$147,820,626

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		1,148,005

NET ASSETS – 100.0%		$148,968,631

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Pay-in-kind securities.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.7%
U.S. Treasury Inflation Indexed Bonds
$2,103,888	0.625%	01/15/24	$2,083,539
1,014,393	0.500	04/15/24	997,235
6,760,398	0.125	10/15/24	6,579,244
4,828,117	0.250	01/15/25	4,672,615
8,655,720	0.375	07/15/25	8,381,048
10,898,698	0.125	10/15/25	10,446,039
10,705,950	0.625	01/15/26	10,335,414
5,092,785	0.125	04/15/26	4,818,046
6,344,398	0.375	07/15/27	6,006,276
11,481,316	0.500	01/15/28	10,841,472
4,625,471	0.750	07/15/28	4,425,859
2,968,094	3.875	04/15/29	3,346,972
5,138,969	0.250	07/15/29	4,740,345
9,655,465	0.125	01/15/30	8,751,640
5,506,656	0.125	07/15/30	4,974,333
3,709,690	0.125	07/15/31	3,310,948
4,507,605	0.125	01/15/32	3,984,605
7,117,140	2.125	02/15/40	7,676,328
6,181,284	0.750	02/15/42	5,294,983
4,154,548	0.875	02/15/47	3,502,359
3,070,307	1.000	02/15/48	2,656,786
1,442,492	1.000	02/15/49	1,246,068
3,619,138	0.250	02/15/50	2,548,355

TOTAL U.S. TREASURY INFLATION INDEXED BONDS
(Cost $140,959,922)			$121,620,509

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
483,302	4.475%	$483,302
(Cost $483,302)

TOTAL INVESTMENTS – 100.1%
(Cost $141,443,224)		$122,103,811

LIABILITIES IN EXCESS OF ASSETS – (0.1)%		(114,560)

NET ASSETS – 100.0%		$121,989,251

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 86.4%
Aerospace & Defense – 1.4%
General Dynamics Corp.
$16,000	1.150%		06/01/26	$14,175
L3Harris Technologies, Inc.
16,000	3.850		12/15/26	15,294
Northrop Grumman Corp.
8,000	3.200		02/01/27	7,513
Raytheon Technologies Corp.
16,000	3.500		03/15/27	15,121
Textron, Inc.
13,000	3.650		03/15/27	12,196

				64,299

Banks – 28.0%
American Express Co.
29,000	3.125		05/20/26	27,236
20,000	5.850		11/05/27	20,580
Bank of America Corp.
(SOFR + 0.960%)
32,000	1.734	(a)	07/22/27	28,223
(SOFR + 1.580%)
32,000	4.376	(a)	04/27/28	30,579
Bank of America Corp., MTN
27,000	4.200		08/26/24	26,445
41,000	4.000		01/22/25	20,467
(SOFR + 1.010%)
21,000	1.197	(a)	10/24/26	18,730
(3M USD LIBOR + 1.060%)
25,000	3.559	(a)	04/23/27	23,464
(SOFR + 1.050%)
51,000	2.551	(a)	02/04/28	45,654
Bank of America Corp.(a), Series N
(SOFR + 0.910%)
17,000	1.658		03/11/27	15,159
Bank of New York Mellon Corp. (The)(a), MTN
(3M USD LIBOR + 1.069%)
34,000	3.442		02/07/28	31,991
Charles Schwab Corp. (The)
13,000	3.000		03/10/25	12,444
10,000	3.850		05/21/25	9,724
Citigroup, Inc.
(3M USD LIBOR + 0.897%)
34,000	3.352	(a)	04/24/25	33,160
(SOFR + 1.372%)
34,000	4.140	(a)	05/24/25	33,332
(SOFR + 0.694%)
50,000	2.014	(a)	01/25/26	46,581
34,000	4.450		09/29/27	32,494
(3M USD LIBOR + 1.563%)
24,000	3.887	(a)	01/10/28	22,569
Comerica, Inc.
13,000	3.800		07/22/26	12,322
Huntington Bancshares, Inc.
18,000	4.000		05/15/25	17,508
JPMorgan Chase & Co.
34,000	3.875		09/10/24	33,131
(3M U.S. T-Bill MMY + 1.585%)
28,000	2.005	(a)	03/13/26	26,013

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
(SOFR + 1.850%)
21,000	2.083	(a)	04/22/26	19,514
27,000	3.200		06/15/26	25,377
30,000	2.950		10/01/26	27,928
(SOFR + 0.800%)
17,000	1.045	(a)	11/19/26	15,082
(SOFR + 0.885%)
25,000	1.578	(a)	04/22/27	22,098
(SOFR + 1.560%)
47,000	4.323	(a)	04/26/28	44,856
KeyCorp, MTN
15,000	2.250		04/06/27	13,379
Morgan Stanley
(SOFR + 1.990%)
20,000	2.188	(a)	04/28/26	18,674
(SOFR + 0.879%)
19,000	1.593	(a)	05/04/27	16,778
(SOFR + 1.610%)
34,000	4.210	(a)	04/20/28	32,284
(3M USD LIBOR + 1.340%)
34,000	3.591	(a)	07/22/28	31,461
Morgan Stanley, GMTN
34,000	3.875		01/27/26	32,777
27,000	4.350		09/08/26	25,916
(SOFR + 0.858%)
21,000	1.512	(a)	07/20/27	18,361
Morgan Stanley, MTN
31,000	3.125		07/27/26	28,848
PNC Financial Services Group, Inc. (The)
37,000	3.900		04/29/24	36,427
(SOFR + 1.620%)
20,000	5.354	(a)	12/02/28	20,078
Santander Holdings USA, Inc.
13,000	3.450		06/02/25	12,361
State Street Corp.
20,000	3.300		12/16/24	19,362
(SOFR + 2.600%)
13,000	2.901	(a)	03/30/26	12,400
Synchrony Financial
31,000	4.250		08/15/24	30,271
Truist Financial Corp., MTN
30,000	2.850		10/26/24	28,975
US Bancorp(a), MTN
(SOFR + 0.730%)
10,000	2.215		01/27/28	8,997
US Bancorp, Series X
21,000	3.150		04/27/27	19,544
Wells Fargo & Co.
6,000	3.000		04/22/26	5,602
(SOFR + 2.000%)
26,000	2.188	(a)	04/30/26	24,178
23,000	3.000		10/23/26	21,258
Wells Fargo & Co., MTN
(3M USD LIBOR + 0.750%)
51,000	2.164	(a)	02/11/26	47,716

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co., MTN – (continued)
(3M USD LIBOR + 1.170%)
$11,000	3.196	% (a)	06/17/27	$10,227
(SOFR + 1.510%)
16,000	3.526	(a)	03/24/28	14,841
(SOFR + 2.100%)
15,000	2.393	(a)	06/02/28	13,248
(SOFR + 1.980%)
16,000	4.808	(a)	07/25/28	15,574

				1,282,198

Basic Industry – 0.5%
Linde, Inc.
24,000	3.200		01/30/26	23,004

Brokerage – 0.3%
BlackRock, Inc.
13,000	3.500		03/18/24	12,760

Building Materials – 0.3%
Owens Corning
16,000	4.200		12/01/24	15,659

Capital Goods – 5.0%
3M Co., MTN
20,000	3.000		08/07/25	18,999
Berry Global, Inc.
20,000	1.650		01/15/27	17,125
Carrier Global Corp.
12,000	2.242		02/15/25	11,260
Caterpillar Financial Services Corp.
17,000	0.900		03/02/26	15,076
Caterpillar Financial Services Corp., MTN
20,000	3.600		08/12/27	19,079
John Deere Capital Corp., MTN
17,000	2.350		03/08/27	15,494
20,000	4.750		01/20/28	19,871
Johnson Controls International PLC
24,000	3.900		02/14/26	23,126
Republic Services, Inc.
7,000	2.500		08/15/24	6,724
9,000	2.900		07/01/26	8,373
Roper Technologies, Inc.
16,000	1.000		09/15/25	14,413
16,000	3.850		12/15/25	15,410
Sonoco Products Co.
16,000	2.250		02/01/27	14,364
Westinghouse Air Brake Technologies Corp.
16,000	4.400		03/15/24	15,761
16,000	3.200		06/15/25	15,069

				230,144

Communications – 2.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
17,000	4.908		07/23/25	16,639
Netflix, Inc.
16,000	5.750		03/01/24	16,060
16,000	5.875		02/15/25	16,160
16,000	4.375		11/15/26	15,480

Corporate Obligations – (continued)
Communications – (continued)
TWDC Enterprises 18 Corp., MTN
8,000	1.850		07/30/26	7,201
Walt Disney Co. (The)
24,000	3.350		03/24/25	23,159

				94,699

Consumer Cyclical – 7.8%
Amazon.com, Inc.
33,000	1.000		05/12/26	29,231
15,000	4.550		12/01/27	14,830
American Honda Finance Corp., MTN
13,000	1.200		07/08/25	11,866
13,000	1.300		09/09/26	11,410
AutoNation, Inc.
18,000	3.500		11/15/24	17,365
Booking Holdings, Inc.
13,000	3.600		06/01/26	12,407
DR Horton, Inc.
13,000	2.500		10/15/24	12,412
10,000	1.300		10/15/26	8,649
General Motors Co.
34,000	6.800		10/01/27	35,584
General Motors Financial Co., Inc.
21,000	1.250		01/08/26	18,596
Home Depot, Inc. (The)
21,000	2.800		09/14/27	19,335
Las Vegas Sands Corp.
16,000	3.200		08/08/24	15,399
10,000	3.500		08/18/26	9,108
Lennar Corp.
12,000	4.750		05/30/25	11,755
Marriott International, Inc., Series EE
8,000	5.750		05/01/25	8,074
Ross Stores, Inc.
13,000	4.600		04/15/25	12,801
Starbucks Corp.
16,000	2.000		03/12/27	14,240
Toll Brothers Finance Corp.
16,000	4.875		11/15/25	15,780
Toyota Motor Credit Corp., MTN
16,000	0.800		01/09/26	14,267
30,000	3.050		03/22/27	27,961
Visa, Inc.
16,000	1.900		04/15/27	14,383
Walmart, Inc.
24,000	1.050		09/17/26	21,083

				356,536

Consumer Noncyclical – 4.2%
AbbVie, Inc.
25,000	2.600		11/21/24	23,875
31,000	3.600		05/14/25	29,855
Becton Dickinson and Co.
18,000	3.734		12/15/24	17,516
Equifax, Inc.
19,000	2.600		12/01/24	18,074

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Gilead Sciences, Inc.
$20,000	1.200%	10/01/27	$16,916
Merck & Co., Inc.
16,000	0.750	02/24/26	14,163
Philip Morris International, Inc.
22,000	2.875	05/01/24	21,370
Utah Acquisition Sub, Inc.
13,000	3.950	06/15/26	12,162
Walgreens Boots Alliance, Inc.
37,000	3.800	11/18/24	36,008

			189,939

Consumer Products – 0.2%
Procter & Gamble Co. (The)
8,000	1.900	02/01/27	7,282

Electric – 5.7%
AEP Transmission Co. LLC
17,000	3.100	12/01/26	15,745
AES Corp. (The)
17,000	1.375	01/15/26	15,071
CenterPoint Energy, Inc.
17,000	1.450	06/01/26	15,070
CMS Energy Corp.
17,000	3.000	05/15/26	15,856
Dominion Energy, Inc., Series A
17,000	1.450	04/15/26	15,087
DTE Energy Co., Series F
24,000	1.050	06/01/25	21,718
Duke Energy Corp.
16,000	2.650	09/01/26	14,642
Exelon Corp.
11,000	3.400	04/15/26	10,359
NextEra Energy Capital Holdings, Inc.
13,000	1.875	01/15/27	11,447
27,000	3.550	05/01/27	25,277
Pacific Gas and Electric Co.
7,000	3.450	07/01/25	6,614
8,000	3.300	03/15/27	7,289
Sempra Energy
34,000	3.250	06/15/27	31,250
Southern California Edison Co.
15,000	5.850	11/01/27	15,358
Southern Co. (The)
16,000	3.250	07/01/26	15,047
Southern Co. Gas Capital Corp.
16,000	3.875	11/15/25	15,377
Southwestern Electric Power Co., Series N
13,000	1.650	03/15/26	11,613

			262,820

Energy – 7.3%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
15,000	3.337	12/15/27	13,852
Chevron Corp.
25,000	3.326	11/17/25	24,176

Corporate Obligations – (continued)
Energy – (continued)
Enterprise Products Operating LLC
16,000	3.750	02/15/25	15,525
Exxon Mobil Corp.
10,000	3.176	03/15/24	9,800
24,000	3.043	03/01/26	22,740
13,000	2.275	08/16/26	11,954
Kinder Morgan, Inc.
16,000	4.300	06/01/25	15,637
Magellan Midstream Partners LP
24,000	5.000	03/01/26	23,617
Marathon Petroleum Corp.
11,000	4.700	05/01/25	10,838
MPLX LP
24,000	4.875	12/01/24	23,690
12,000	1.750	03/01/26	10,750
National Fuel Gas Co.
16,000	5.500	01/15/26	15,824
Plains All American Pipeline LP / PAA Finance Corp.
16,000	4.650	10/15/25	15,637
Sabine Pass Liquefaction LLC
10,000	5.625	03/01/25	9,976
31,000	5.000	03/15/27	30,264
Spectra Energy Partners LP
17,000	4.750	03/15/24	16,881
Western Midstream Operating LP
16,000	3.350	02/01/25	15,240
16,000	3.950	06/01/25	15,320
Williams Cos., Inc. (The)
34,000	4.000	09/15/25	32,721

			334,442

Financial Company – 3.0%
Air Lease Corp.
37,000	3.625	04/01/27	34,106
Ally Financial, Inc.
15,000	7.100	11/15/27	15,605
Ares Capital Corp.
17,000	2.875	06/15/27	14,779
Bain Capital Specialty Finance, Inc.
20,000	2.550	10/13/26	17,326
FS KKR Capital Corp.
13,000	4.625	07/15/24	12,706
16,000	3.250	07/15/27	13,696
GATX Corp.
16,000	3.250	09/15/26	14,874
Sixth Street Specialty Lending, Inc.
16,000	3.875	11/01/24	15,433

			138,525

Food and Beverage – 1.1%
McCormick & Co., Inc.
16,000	0.900	02/15/26	14,089
PepsiCo, Inc.
26,000	2.250	03/19/25	24,642
11,000	2.850	02/24/26	10,400

			49,131

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Hardware – 0.3%
Micron Technology, Inc.
$16,000	4.185%	02/15/27	$15,140

Healthcare – 3.5%
CVS Health Corp.
25,000	2.625	08/15/24	24,101
13,000	3.000	08/15/26	12,079
Evernorth Health, Inc.
33,000	3.500	06/15/24	32,226
HCA, Inc.
24,000	5.000	03/15/24	23,865
10,000	5.375	02/01/25	9,913
16,000	4.500	02/15/27	15,330
McKesson Corp.
10,000	3.796	03/15/24	9,847
Quest Diagnostics, Inc.
16,000	3.450	06/01/26	15,123
UnitedHealth Group, Inc.
16,000	3.375	04/15/27	15,152

			157,636

Insurance – 0.3%
CNA Financial Corp.
13,000	3.950	05/15/24	12,763

Pharmaceuticals – 0.3%
Viatris, Inc.
16,000	2.300	06/22/27	13,838

REITs and Real Estate – 3.5%
Boston Properties LP
20,000	3.200	01/15/25	19,101
Brixmor Operating Partnership LP
20,000	3.900	03/15/27	18,558
Equinix, Inc.
23,000	1.800	07/15/27	19,744
ERP Operating LP
16,000	3.375	06/01/25	15,301
GLP Capital LP / GLP Financing II, Inc.
9,000	5.375	04/15/26	8,823
Healthpeak Properties Interim, Inc.
16,000	3.250	07/15/26	15,007
Public Storage
13,000	1.500	11/09/26	11,407
Simon Property Group LP
16,000	3.500	09/01/25	15,250
16,000	3.300	01/15/26	15,191
Spirit Realty LP
7,000	3.200	01/15/27	6,302
Welltower OP LLC
16,000	4.000	06/01/25	15,453

			160,137

Technology – 6.5%
Alphabet, Inc.
16,000	1.998	08/15/26	14,620
Apple, Inc.
20,000	1.800	09/11/24	19,047
25,000	2.450	08/04/26	23,159

Corporate Obligations – (continued)
Technology – (continued)
Apple, Inc. – (continued)
17,000	2.050	09/11/26	15,479
32,000	3.350	02/09/27	30,511
Broadcom Corp. / Broadcom Cayman Finance Ltd.
17,000	3.875	01/15/27	16,046
Fiserv, Inc.
12,000	3.850	06/01/25	11,581
24,000	3.200	07/01/26	22,411
Genpact Luxembourg Sarl
16,000	3.375	12/01/24	15,240
Hewlett Packard Enterprise Co.
15,000	4.900	10/15/25	14,890
Intuit, Inc.
16,000	1.350	07/15/27	13,822
Microchip Technology, Inc.
16,000	4.250	09/01/25	15,473
Microsoft Corp.
31,000	3.300	02/06/27	29,610
Motorola Solutions, Inc.
13,000	7.500	05/15/25	13,478
NetApp, Inc.
13,000	3.300	09/29/24	12,578
QUALCOMM, Inc.
25,000	2.900	05/20/24	24,319
7,000	3.450	05/20/25	6,759

			299,023

Transportation – 2.9%
CSX Corp.
17,000	3.250	06/01/27	15,846
Delta Air Lines, Inc.
20,000	2.900	10/28/24	19,000
Ryder System, Inc., MTN
5,000	1.750	09/01/26	4,431
8,000	2.900	12/01/26	7,302
Southwest Airlines Co.
16,000	5.250	05/04/25	15,900
Union Pacific Corp.
17,000	3.250	08/15/25	16,257
United Airlines Pass Through Trust, Series A
21,829	4.150	04/11/24	21,400
United Airlines Pass Through Trust, Class A, Series 20-1
15,845	5.875	10/15/27	15,726
United Airlines Pass-Through Trust, Series A
16,189	4.300	08/15/25	15,545

			131,407

Wireless – 2.2%
American Tower Corp.
13,000	3.375	10/15/26	12,081
AT&T, Inc.
7,000	0.900	03/25/24	6,674
21,000	1.700	03/25/26	18,901
Crown Castle, Inc.
33,000	3.200	09/01/24	31,860
Sprint LLC
16,000	7.625	03/01/26	16,602

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
T-Mobile USA, Inc.
$16,000	3.750%	04/15/27	$15,050

			101,168

TOTAL CORPORATE OBLIGATIONS
(Cost $4,199,602)			$3,952,550

Foreign Corporate Debt – 11.7%
Banks – 6.7%
Bank of Montreal, MTN (Canada)
$30,000	2.650%	03/08/27	$27,308
Bank of Nova Scotia (The) (Canada)
17,000	1.050	03/02/26	14,985
17,000	2.700	08/03/26	15,612
21,000	1.300	09/15/26	18,270
Canadian Imperial Bank of Commerce (Canada)
17,000	1.250	06/22/26	14,913
Mitsubishi UFJ Financial Group, Inc. (Japan)
20,000	3.287	07/25/27	18,436
Royal Bank of Canada (Canada)
21,000	3.625	05/04/27	19,798
Royal Bank of Canada, GMTN (Canada)
20,000	4.240	08/03/27	19,206
Royal Bank of Canada, MTN (Canada)
23,000	1.150	06/10/25	21,006
Sumitomo Mitsui Financial Group, Inc. (Japan)
51,000	3.364	07/12/27	47,353
Toronto-Dominion Bank (The), MTN (Canada)
34,000	0.750	01/06/26	29,954
16,000	1.250	09/10/26	13,918
Toronto-Dominion Bank (The), GMTN (Canada)
28,000	3.250	03/11/24	27,397
Westpac Banking Corp. (Australia)
23,000	1.150	06/03/26	20,275

			308,431

Brokerage – 0.2%
Brookfield Finance, Inc. (Canada)
9,000	4.000	04/01/24	8,857

Consumer Cyclical – 0.6%
Toyota Motor Corp. (Japan)
28,000	1.339	03/25/26	25,134

Consumer Noncyclical – 1.7%
BAT Capital Corp. (United Kingdom)
20,000	2.789	09/06/24	19,208
BAT International Finance PLC (United Kingdom)
17,000	1.668	03/25/26	15,097
Bayer US Finance II LLC(b) (Germany)
18,000	3.375	07/15/24	17,476
GlaxoSmithKline Capital PLC (United Kingdom)
28,000	3.000	06/01/24	27,231

			79,012

Foreign Corporate Debt – (continued)
Energy – 0.9%
BP Capital Markets PLC (United Kingdom)
21,000	3.279	09/19/27	19,551
Enbridge, Inc. (Canada)
7,000	3.500	06/10/24	6,822
Shell International Finance BV (Netherlands)
16,000	3.250	05/11/25	15,391

			41,764

Oil Company-Integrated – 0.7%
Ecopetrol SA (Colombia)
31,000	4.125	01/16/25	29,915

Technology – 0.2%
NXP BV / NXP Funding LLC (China)
10,000	4.875	03/01/24	9,929

Wireless – 0.7%
Rogers Communications, Inc.(b) (Canada)
34,000	3.200	03/15/27	31,262

TOTAL FOREIGN CORPORATE DEBT
(Cost $566,208)			$534,304

TOTAL INVESTMENTS – 98.1%
(Cost $4,765,810)			$4,486,854

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			87,026

NET ASSETS – 100.0%			$4,573,880

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2023.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 78.5%
Aerospace & Defense – 1.9%
Boeing Co. (The)
$300,000	2.196%		02/04/26	$272,574
290,000	2.700		02/01/27	263,026
290,000	2.950		02/01/30	246,354
500,000	5.150		05/01/30	482,176
500,000	3.600		05/01/34	403,860
300,000	3.250		02/01/35	233,197
300,000	5.705		05/01/40	286,872
300,000	3.750		02/01/50	212,353
500,000	5.930		05/01/60	465,253
General Dynamics Corp.
50,000	3.250		04/01/25	48,196
300,000	3.500		04/01/27	284,733
384,000	4.250		04/01/50	345,025
Lockheed Martin Corp.
781,000	4.070		12/15/42	683,632
380,000	3.800		03/01/45	313,627
100,000	4.700		05/15/46	94,138
168,000	4.090		09/15/52	144,322
100,000	4.150		06/15/53	86,347
620,000	5.900		11/15/63	684,823
Northrop Grumman Corp.
476,000	2.930		01/15/25	456,120
290,000	3.200		02/01/27	272,344
738,000	3.250		01/15/28	681,764
400,000	4.400		05/01/30	382,583
406,000	4.030		10/15/47	335,481
267,000	5.250		05/01/50	264,032
Raytheon Technologies Corp.
275,000	3.200		03/15/24	269,425
1,080,000	3.950		08/16/25	1,049,545
100,000	3.125		05/04/27	93,368
300,000	4.125		11/16/28	286,159
243,000	4.450		11/16/38	220,696
500,000	4.500		06/01/42	450,158
100,000	4.150		05/15/45	83,684
208,000	3.750		11/01/46	164,308
304,000	4.350		04/15/47	265,757
292,000	4.625		11/16/48	265,401
406,000	3.125		07/01/50	286,854
260,000	2.820		09/01/51	172,276

				11,550,463

Agriculture – 0.1%
Archer-Daniels-Midland Co.
162,000	3.250		03/27/30	145,842
500,000	2.900		03/01/32	430,216

				576,058

Banks – 19.8%
American Express Co.
240,000	3.400		02/22/24	235,194
250,000	2.500		07/30/24	240,621
2,912,000	3.000		10/30/24	2,801,794
649,000	4.200		11/06/25	634,859
470,000	3.125		05/20/26	441,413
250,000	1.650		11/04/26	221,141

Corporate Obligations – (continued)
Banks – (continued)
American Express Co. – (continued)
(SOFR + 2.255%)
192,000	4.989	%(a)	05/26/33	184,742
Bank of America Corp.
(SOFR + 0.690%)
220,000	0.976	(a)	04/22/25	207,556
(3M USD LIBOR + 0.810%)
584,000	3.366	(a)	01/23/26	559,596
(SOFR + 0.960%)
774,000	1.734	(a)	07/22/27	682,653
(3M USD LIBOR + 1.512%)
548,000	3.705	(a)	04/24/28	510,349
(SOFR + 1.990%)
800,000	6.204	(a)	11/10/28	825,105
(3M USD LIBOR + 1.040%)
1,148,000	3.419	(a)	12/20/28	1,046,012
(SOFR + 2.150%)
759,000	2.592	(a)	04/29/31	625,547
(SOFR + 1.320%)
1,130,000	2.687	(a)	04/22/32	917,061
(SOFR + 1.220%)
740,000	2.299	(a)	07/21/32	580,375
(SOFR + 1.210%)
700,000	2.572	(a)	10/20/32	559,048
(US 5 Year CMT T-Note + 1.200%)
406,000	2.482	(a)	09/21/36	304,747
860,000	6.110		01/29/37	888,267
(3M USD LIBOR + 1.814%)
475,000	4.244	(a)	04/24/38	414,023
370,000	7.750		05/14/38	439,263
(SOFR + 1.580%)
519,000	3.311	(a)	04/22/42	389,823
(SOFR + 1.560%)
517,000	2.972	(a)	07/21/52	339,817
Bank of America Corp., GMTN
220,000	3.500		04/19/26	209,447
(3M USD LIBOR + 1.370%)
588,000	3.593	(a)	07/21/28	542,201
Bank of America Corp., Series L
110,000	3.950		04/21/25	106,679
658,000	4.183		11/25/27	628,271
Bank of America Corp., MTN
380,000	4.000		04/01/24	374,442
836,000	4.200		08/26/24	818,807
340,000	4.000		01/22/25	331,368
(3M USD LIBOR + 0.970%)
420,000	3.458	(a)	03/15/25	410,365
215,000	3.875		08/01/25	208,650
(3M USD LIBOR + 1.090%)
820,000	3.093	(a)	10/01/25	788,118
(3M USD LIBOR + 0.870%)
1,000,000	2.456	(a)	10/22/25	949,738
(3M USD LIBOR + 0.640%)
700,000	2.015	(a)	02/13/26	652,756
180,000	4.450		03/03/26	175,125
(SOFR + 1.150%)
1,718,000	1.319	(a)	06/19/26	1,559,861
686,000	4.250		10/22/26	660,556

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., MTN – (continued)
(3M USD LIBOR + 1.060%)
$790,000	3.559	%(a)	04/23/27	$741,481
760,000	3.248		10/21/27	700,162
(3M USD LIBOR + 1.575%)
712,000	3.824	(a)	01/20/28	669,219
(3M USD LIBOR + 1.070%)
150,000	3.970	(a)	03/05/29	139,580
(3M USD LIBOR + 1.310%)
710,000	4.271	(a)	07/23/29	667,977
(3M USD LIBOR + 1.210%)
504,000	3.974	(a)	02/07/30	462,390
(3M USD LIBOR + 1.180%)
200,000	3.194	(a)	07/23/30	174,115
(3M USD LIBOR + 1.190%)
281,000	2.884	(a)	10/22/30	237,797
(3M USD LIBOR + 0.990%)
345,000	2.496	(a)	02/13/31	284,777
(SOFR + 1.530%)
830,000	1.898	(a)	07/23/31	648,754
(SOFR + 1.370%)
500,000	1.922	(a)	10/24/31	388,631
(3M USD LIBOR + 1.320%)
296,000	4.078	(a)	04/23/40	249,901
(SOFR + 1.930%)
800,000	2.676	(a)	06/19/41	552,668
248,000	5.875		02/07/42	259,796
334,000	5.000		01/21/44	318,178
(3M USD LIBOR + 1.990%)
354,000	4.443	(a)	01/20/48	307,196
(3M USD LIBOR + 1.520%)
540,000	4.330	(a)	03/15/50	457,777
(3M USD LIBOR + 3.150%)
910,000	4.083	(a)	03/20/51	738,318
Bank of America Corp.(a), Series N
(SOFR + 1.220%)
500,000	2.651		03/11/32	406,141
Bank of New York Mellon Corp. (The), MTN
100,000	2.100		10/24/24	95,203
50,000	2.800		05/04/26	46,680
290,000	3.250		05/16/27	271,946
636,000	3.400		01/29/28	589,471
(3M USD LIBOR + 1.069%)
998,000	3.442	(a)	02/07/28	939,032
400,000	3.850		04/28/28	380,145
144,000	3.300		08/23/29	128,623
Capital One Financial Corp.
(SOFR + 1.290%)
300,000	2.636	(a)	03/03/26	281,872
490,000	3.800		01/31/28	453,328
Charles Schwab Corp. (The)
244,000	0.750		03/18/24	232,847
500,000	2.300		05/13/31	414,418
300,000	1.950		12/01/31	234,792
Citigroup, Inc.
250,000	4.000		08/05/24	245,831
500,000	3.875		03/26/25	484,361

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc. – (continued)
(3M USD LIBOR + 0.897%)
500,000	3.352	%(a)	04/24/25	487,650
(SOFR + 0.669%)
100,000	0.981	(a)	05/01/25	94,308
100,000	3.700		01/12/26	95,934
(SOFR + 0.694%)
1,018,000	2.014	(a)	01/25/26	948,392
(SOFR + 2.842%)
640,000	3.106	(a)	04/08/26	608,270
(SOFR + 0.765%)
1,977,000	1.122	(a)	01/28/27	1,752,154
(SOFR + 0.770%)
275,000	1.462	(a)	06/09/27	240,710
700,000	4.450		09/29/27	668,984
(3M USD LIBOR + 1.563%)
100,000	3.887	(a)	01/10/28	94,038
(SOFR + 1.280%)
1,650,000	3.070	(a)	02/24/28	1,499,761
(SOFR + 1.887%)
300,000	4.658	(a)	05/24/28	290,058
(3M USD LIBOR + 1.390%)
700,000	3.668	(a)	07/24/28	650,657
(3M USD LIBOR + 1.151%)
500,000	3.520	(a)	10/27/28	458,204
(3M USD LIBOR + 1.338%)
200,000	3.980	(a)	03/20/30	182,763
(SOFR + 1.422%)
800,000	2.976	(a)	11/05/30	682,914
(SOFR + 2.107%)
1,000,000	2.572	(a)	06/03/31	822,728
(SOFR + 1.167%)
800,000	2.561	(a)	05/01/32	644,116
800,000	6.625		06/15/32	845,312
(SOFR + 1.939%)
600,000	3.785	(a)	03/17/33	524,484
(SOFR + 2.086%)
500,000	4.910	(a)	05/24/33	477,023
(SOFR + 2.338%)
1,000,000	6.270	(a)	11/17/33	1,052,392
(3M USD LIBOR + 1.168%)
300,000	3.878	(a)	01/24/39	247,266
500,000	4.750		05/18/46	432,049
Fifth Third Bancorp
572,000	2.550		05/05/27	517,839
190,000	8.250		03/01/38	235,222
Fifth Third Bank NA
560,000	3.850		03/15/26	530,677
Huntington Bancshares, Inc.
870,000	2.625		08/06/24	837,153
328,000	2.550		02/04/30	274,495
JPMorgan Chase & Co.
150,000	3.875		02/01/24	147,672
150,000	3.625		05/13/24	147,160
325,000	3.875		09/10/24	316,690
240,000	3.125		01/23/25	230,841

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
(3M USD LIBOR + 1.155%)
$204,000	3.220	%(a)	03/01/25	$199,188
(3M U.S. T-Bill MMY + 0.580%)
250,000	0.969	(a)	06/23/25	234,207
378,000	3.900		07/15/25	367,368
(SOFR + 1.160%)
630,000	2.301	(a)	10/15/25	595,657
(SOFR + 0.915%)
250,000	2.595	(a)	02/24/26	235,918
(3M U.S. T-Bill MMY + 1.585%)
170,000	2.005	(a)	03/13/26	157,937
760,000	3.300		04/01/26	719,014
(SOFR + 1.850%)
840,000	2.083	(a)	04/22/26	780,547
720,000	3.200		06/15/26	676,713
290,000	4.125		12/15/26	279,682
(3M USD LIBOR + 1.245%)
300,000	3.960	(a)	01/29/27	286,837
(SOFR + 0.885%)
600,000	1.578	(a)	04/22/27	530,361
293,000	4.250		10/01/27	282,139
184,000	3.625		12/01/27	171,564
(3M USD LIBOR + 1.337%)
213,000	3.782	(a)	02/01/28	200,496
(3M USD LIBOR + 1.380%)
1,064,000	3.540	(a)	05/01/28	984,477
(SOFR + 1.890%)
1,050,000	2.182	(a)	06/01/28	918,347
(3M USD LIBOR + 0.945%)
1,492,000	3.509	(a)	01/23/29	1,364,947
(3M USD LIBOR + 1.120%)
518,000	4.005	(a)	04/23/29	481,855
(3M USD LIBOR + 1.330%)
450,000	4.452	(a)	12/05/29	427,080
(3M USD LIBOR + 1.160%)
114,000	3.702	(a)	05/06/30	103,129
(SOFR + 1.510%)
692,000	2.739	(a)	10/15/30	583,077
(3M U.S. T-Bill MMY + 3.790%)
400,000	4.493	(a)	03/24/31	377,782
(SOFR + 2.040%)
1,130,000	2.522	(a)	04/22/31	937,021
(SOFR + 2.515%)
422,000	2.956	(a)	05/13/31	354,984
(3M U.S. T-Bill MMY + 1.105%)
80,000	1.764	(a)	11/19/31	61,653
(SOFR + 1.065%)
752,000	1.953	(a)	02/04/32	584,189
(SOFR + 1.250%)
1,104,000	2.580	(a)	04/22/32	898,466
(SOFR + 1.180%)
1,067,000	2.545	(a)	11/08/32	855,202
(SOFR + 1.260%)
600,000	2.963	(a)	01/25/33	496,665
582,000	6.400		05/15/38	638,132

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
(3M USD LIBOR + 1.360%)
485,000	3.882	%(a)	07/24/38	404,519
147,000	5.500		10/15/40	148,929
(SOFR + 2.460%)
80,000	3.109	(a)	04/22/41	59,153
126,000	5.600		07/15/41	128,794
370,000	5.400		01/06/42	367,961
(SOFR + 1.460%)
100,000	3.157	(a)	04/22/42	73,913
10,000	5.625		08/16/43	9,984
480,000	4.850		02/01/44	450,026
680,000	4.950		06/01/45	628,396
(3M USD LIBOR + 1.580%)
534,000	4.260	(a)	02/22/48	456,363
(3M USD LIBOR + 1.460%)
304,000	4.032	(a)	07/24/48	249,190
(3M USD LIBOR + 1.380%)
706,000	3.964	(a)	11/15/48	573,258
(3M USD LIBOR + 1.220%)
140,000	3.897	(a)	01/23/49	111,800
(SOFR + 2.440%)
368,000	3.109	(a)	04/22/51	251,881
(SOFR + 1.580%)
570,000	3.328	(a)	04/22/52	405,498
KeyBank NA
300,000	4.900		08/08/32	282,418
KeyCorp, MTN
530,000	2.250		04/06/27	472,740
516,000	4.100		04/30/28	490,673
274,000	2.550		10/01/29	232,282
Morgan Stanley
(SOFR + 0.525%)
150,000	0.790	(a)	05/30/25	140,244
640,000	5.000		11/24/25	632,942
(SOFR + 0.720%)
500,000	0.985	(a)	12/10/26	439,558
328,000	3.625		01/20/27	309,879
862,000	3.950		04/23/27	815,169
(SOFR + 1.000%)
1,500,000	2.475	(a)	01/21/28	1,337,223
(3M USD LIBOR + 1.340%)
85,000	3.591	(a)	07/22/28	78,652
(SOFR + 2.240%)
300,000	6.296	(a)	10/18/28	308,665
120,000	7.250		04/01/32	136,256
(US 5 Year CMT T-Note + 2.430%)
200,000	5.948	(a)	01/19/38	195,648
(3M USD LIBOR + 1.455%)
68,000	3.971	(a)	07/22/38	57,541
(SOFR + 1.485%)
290,000	3.217	(a)	04/22/42	217,190
758,000	6.375		07/24/42	837,690
528,000	4.300		01/27/45	455,726
690,000	4.375		01/22/47	605,643
Morgan Stanley, Series F
885,000	3.875		04/29/24	869,786

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley, GMTN
$125,000	3.700%		10/23/24	$121,823
427,000	4.000		07/23/25	417,020
610,000	3.875		01/27/26	588,064
854,000	4.350		09/08/26	819,697
(3M USD LIBOR + 1.628%)
960,000	4.431	(a)	01/23/30	904,513
(SOFR + 1.143%)
1,613,000	2.699	(a)	01/22/31	1,350,976
(SOFR + 1.178%)
350,000	2.239	(a)	07/21/32	272,814
(SOFR + 4.840%)
629,000	5.597	(a)	03/24/51	653,551
Morgan Stanley(a), Series I
(SOFR + 0.745%)
770,000	0.864		10/21/25	710,872
Morgan Stanley, MTN
(SOFR + 1.152%)
850,000	2.720	(a)	07/22/25	815,760
(SOFR + 0.560%)
576,000	1.164	(a)	10/21/25	534,138
(SOFR + 0.940%)
200,000	2.630	(a)	02/18/26	188,772
950,000	3.125		07/27/26	884,066
(SOFR + 3.120%)
380,000	3.622	(a)	04/01/31	336,771
(SOFR + 1.034%)
841,000	1.794	(a)	02/13/32	640,814
(SOFR + 1.020%)
425,000	1.928	(a)	04/28/32	326,119
(SOFR + 1.200%)
1,000,000	2.511	(a)	10/20/32	795,098
(SOFR + 1.430%)
500,000	2.802	(a)	01/25/52	323,013
Northern Trust Corp.
300,000	6.125		11/02/32	317,138
PNC Bank NA
1,150,000	3.100		10/25/27	1,071,282
260,000	2.700		10/22/29	221,498
PNC Financial Services Group, Inc. (The)
600,000	3.900		04/29/24	590,707
568,000	2.600		07/23/26	524,013
290,000	3.150		05/19/27	270,780
(SOFR + 1.620%)
300,000	5.354	(a)	12/02/28	301,175
100,000	3.450		04/23/29	91,916
410,000	2.550		01/22/30	348,873
(SOFR + 0.979%)
500,000	2.307	(a)	04/23/32	407,653
Santander Holdings USA, Inc.
1,310,000	3.500		06/07/24	1,273,814
500,000	3.450		06/02/25	475,408
(SOFR + 1.249%)
504,000	2.490	(a)	01/06/28	438,514
State Street Corp.
40,000	3.550		08/18/25	38,558
160,000	2.650		05/19/26	149,636
100,000	2.200		03/03/31	80,356

Corporate Obligations – (continued)
Banks – (continued)
Synchrony Financial
$770,000	4.250%		08/15/24	$751,901
392,000	4.500		07/23/25	377,728
724,000	3.950		12/01/27	657,257
Truist Bank
594,000	3.200		04/01/24	580,695
500,000	1.500		03/10/25	464,660
550,000	2.250		03/11/30	453,786
Truist Financial Corp., MTN
250,000	2.500		08/01/24	239,811
605,000	2.850		10/26/24	584,330
280,000	3.700		06/05/25	271,005
150,000	1.200		08/05/25	136,340
(SOFR + 0.609%)
550,000	1.267	(a)	03/02/27	489,201
750,000	1.950		06/05/30	605,844
US Bancorp
80,000	2.400		07/30/24	76,868
250,000	1.450		05/12/25	230,461
(US 5 Year CMT T-Note + 0.950%)
300,000	2.491	(a)	11/03/36	231,586
US Bancorp, MTN
290,000	3.600		09/11/24	283,454
325,000	3.100		04/27/26	305,340
(SOFR + 0.730%)
300,000	2.215	(a)	01/27/28	269,894
755,000	3.900		04/26/28	720,571
387,000	3.000		07/30/29	340,865
300,000	1.375		07/22/30	232,378
US Bancorp, Series V
100,000	2.375		07/22/26	91,598
US Bancorp, Series X
535,000	3.150		04/27/27	497,909
US Bank NA
550,000	2.050		01/21/25	518,485
Wells Fargo & Co.
926,000	3.000		04/22/26	864,681
(SOFR + 2.000%)
600,000	2.188	(a)	04/30/26	557,946
1,234,000	3.000		10/23/26	1,140,535
(SOFR + 2.530%)
1,119,000	3.068	(a)	04/30/41	814,373
550,000	5.375		11/02/43	520,675
492,000	3.900		05/01/45	391,042
Wells Fargo & Co., GMTN
250,000	4.300		07/22/27	241,449
404,000	4.900		11/17/45	358,188
Wells Fargo & Co., MTN
50,000	3.300		09/09/24	48,585
460,000	3.000		02/19/25	440,561
272,000	3.550		09/29/25	259,964
(SOFR + 1.087%)
500,000	2.406	(a)	10/30/25	474,740
(3M USD LIBOR + 0.750%)
530,000	2.164	(a)	02/11/26	495,872
(SOFR + 1.320%)
150,000	3.908	(a)	04/25/26	144,507
250,000	4.100		06/03/26	239,771

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co., MTN – (continued)
(SOFR + 1.560%)
$200,000	4.540	%(a)	08/15/26	$195,498
(3M USD LIBOR + 1.170%)
320,000	3.196	(a)	06/17/27	297,520
(3M USD LIBOR + 1.310%)
168,000	3.584	(a)	05/22/28	155,477
(SOFR + 2.100%)
955,000	2.393	(a)	06/02/28	843,480
775,000	4.150		01/24/29	725,279
(3M U.S. T-Bill MMY + 1.432%)
1,296,000	2.879	(a)	10/30/30	1,106,003
(SOFR + 1.262%)
600,000	2.572	(a)	02/11/31	500,383
(SOFR + 4.032%)
200,000	4.478	(a)	04/04/31	188,368
(SOFR + 1.500%)
750,000	3.350	(a)	03/02/33	634,499
(SOFR + 2.100%)
100,000	4.897	(a)	07/25/33	95,691
293,000	4.400		06/14/46	239,864
400,000	4.750		12/07/46	344,147
(SOFR + 4.502%)
1,192,000	5.013	(a)	04/04/51	1,099,709
Wells Fargo Bank NA
400,000	6.600		01/15/38	436,968

				122,279,881

Basic Industry – 0.8%
Air Products and Chemicals, Inc.
300,000	2.700		05/15/40	221,275
Celanese US Holdings LLC
390,000	5.900		07/05/24	389,817
CF Industries, Inc.
220,000	4.950		06/01/43	184,800
375,000	5.375		03/15/44	330,985
Dow Chemical Co. (The)
440,000	7.375		11/01/29	489,130
200,000	4.375		11/15/42	168,795
450,000	5.550		11/30/48	429,858
200,000	3.600		11/15/50	144,361
DuPont de Nemours, Inc.
500,000	4.493		11/15/25	492,171
400,000	5.319		11/15/38	389,275
LYB International Finance BV
753,000	4.875		03/15/44	637,808
LYB International Finance III LLC
240,000	4.200		10/15/49	181,032
350,000	4.200		05/01/50	265,189
200,000	3.625		04/01/51	137,779
LyondellBasell Industries NV
200,000	4.625		02/26/55	159,593
Sherwin-Williams Co. (The)
288,000	3.450		06/01/27	270,215
300,000	4.500		06/01/47	251,007

				5,143,090

Corporate Obligations – (continued)
Broadcasting – 0.1%
Fox Corp.
690,000	4.709		01/25/29	657,859
280,000	5.476		01/25/39	258,330

				916,189

Brokerage – 0.5%
BlackRock, Inc.
70,000	3.500		03/18/24	68,710
200,000	2.400		04/30/30	169,957
200,000	1.900		01/28/31	161,960
150,000	2.100		02/25/32	120,045
CME Group, Inc.
100,000	5.300		09/15/43	102,311
Intercontinental Exchange, Inc.
500,000	2.100		06/15/30	406,812
830,000	1.850		09/15/32	622,429
360,000	4.600		03/15/33	343,841
566,000	3.000		06/15/50	386,466
392,000	4.950		06/15/52	371,908
416,000	3.000		09/15/60	264,034
Jefferies Financial Group, Inc.
125,000	4.150		01/23/30	113,298

				3,131,771

Building Materials – 0.0%
Stanley Black & Decker, Inc.
100,000	2.750		11/15/50	60,291

Capital Goods – 1.5%
3M Co.
500,000	2.375		08/26/29	418,987
Berry Global, Inc.
900,000	0.950		02/15/24	859,932
430,000	1.570		01/15/26	383,237
Carrier Global Corp.
40,000	2.493		02/15/27	36,060
565,000	2.722		02/15/30	478,115
307,000	2.700		02/15/31	254,050
438,000	3.377		04/05/40	329,248
250,000	3.577		04/05/50	180,489
Caterpillar, Inc.
155,000	3.400		05/15/24	151,935
40,000	2.600		04/09/30	34,785
80,000	5.200		05/27/41	81,846
88,000	3.803		08/15/42	75,208
246,000	3.250		09/19/49	187,298
Deere & Co.
266,000	3.900		06/09/42	235,260
190,000	3.750		04/15/50	162,658
Emerson Electric Co.
180,000	2.800		12/21/51	115,864
General Electric Co., MTN
135,000	6.750		03/15/32	150,066
Honeywell International, Inc.
112,000	2.300		08/15/24	107,470
865,000	2.500		11/01/26	799,822
80,000	2.700		08/15/29	70,205
290,000	1.750		09/01/31	229,106
300,000	5.000		02/15/33	303,041

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Illinois Tool Works, Inc.
$321,000	2.650%		11/15/26	$297,589
290,000	3.900		09/01/42	251,573
Otis Worldwide Corp.
904,000	2.565		02/15/30	761,921
Parker-Hannifin Corp.
300,000	3.650		06/15/24	293,337
Regal Rexnord Corp.
350,000	6.050	(b)	02/15/26	347,210
350,000	6.050	(b)	04/15/28	342,904
100,000	6.300	(b)	02/15/30	98,637
200,000	6.400	(b)	04/15/33	196,705
Republic Services, Inc.
390,000	3.950		05/15/28	369,547
Westinghouse Air Brake Technologies Corp.
326,000	3.450		11/15/26	302,182
340,000	4.950		09/15/28	328,559

				9,234,846

Communications – 2.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
798,000	4.908		07/23/25	781,056
261,000	3.750		02/15/28	235,354
414,000	4.200		03/15/28	380,028
250,000	2.250		01/15/29	201,218
128,000	5.050		03/30/29	119,609
370,000	2.800		04/01/31	290,565
425,000	6.384		10/23/35	408,087
490,000	5.375		04/01/38	411,495
300,000	3.500		06/01/41	196,418
590,000	6.484		10/23/45	539,679
502,000	5.375		05/01/47	400,830
462,000	5.750		04/01/48	385,590
430,000	5.125		07/01/49	333,442
350,000	4.800		03/01/50	257,144
820,000	3.700		04/01/51	501,228
250,000	3.900		06/01/52	157,983
354,000	3.850		04/01/61	208,935
254,000	4.400		12/01/61	166,130
282,000	3.950		06/30/62	169,716
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
548,000	4.500		02/01/24	541,593
Comcast Corp.
500,000	4.650		02/15/33	482,853
300,000	7.050		03/15/33	341,731
300,000	4.000		03/01/48	241,885
Netflix, Inc.
400,000	5.875		02/15/25	404,000
325,000	4.375		11/15/26	314,437
690,000	5.875		11/15/28	701,213
227,000	6.375		05/15/29	236,080
Omnicom Group, Inc.
125,000	2.600		08/01/31	102,740
Omnicom Group, Inc. / Omnicom Capital, Inc.
362,000	3.650		11/01/24	351,667
850,000	3.600		04/15/26	809,494

Corporate Obligations – (continued)
Communications – (continued)
Paramount Global
120,000	7.875		07/30/30	128,835
251,000	4.950		01/15/31	224,681
360,000	4.200		05/19/32	296,244
250,000	6.875		04/30/36	247,660
441,000	5.850		09/01/43	371,599
200,000	4.950		05/19/50	147,926
Time Warner Cable Enterprises LLC
216,000	8.375		07/15/33	244,553
Time Warner Cable LLC
70,000	6.550		05/01/37	67,114
304,000	7.300		07/01/38	305,359
322,000	6.750		06/15/39	309,862
180,000	5.875		11/15/40	160,885
381,000	5.500		09/01/41	321,076
TWDC Enterprises 18 Corp., GMTN
190,000	4.125		06/01/44	163,777
TWDC Enterprises 18 Corp., MTN
705,000	1.850		07/30/26	634,548
202,000	2.950		06/15/27	187,180
Walt Disney Co. (The)
632,000	1.750		08/30/24	600,800
202,000	2.200		01/13/28	179,447
330,000	2.000		09/01/29	276,044
498,000	3.800		03/22/30	463,133
1,180,000	2.650		01/13/31	1,004,375
75,000	6.400		12/15/35	82,303
100,000	6.650		11/15/37	113,023
250,000	4.625		03/23/40	234,551
300,000	2.750		09/01/49	200,362
270,000	4.700		03/23/50	253,128
383,000	3.800		05/13/60	299,680

				18,190,345

Consumer Cyclical – 6.9%
Amazon.com, Inc.
250,000	2.730		04/13/24	243,645
732,000	0.450		05/12/24	692,978
212,000	2.800		08/22/24	205,274
379,000	3.800		12/05/24	371,072
70,000	0.800		06/03/25	63,866
18,000	5.200		12/03/25	18,137
200,000	1.200		06/03/27	172,647
780,000	3.150		08/22/27	728,690
575,000	1.500		06/03/30	461,208
600,000	3.600		04/13/32	549,138
420,000	4.800		12/05/34	418,974
715,000	3.875		08/22/37	632,608
400,000	2.875		05/12/41	297,657
284,000	4.950		12/05/44	279,412
731,000	4.050		08/22/47	632,655
444,000	2.500		06/03/50	285,605
836,000	3.100		05/12/51	600,991
482,000	4.250		08/22/57	416,536
400,000	2.700		06/03/60	244,620
400,000	3.250		05/12/61	278,081
500,000	4.100		04/13/62	414,689

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
American Honda Finance Corp., MTN
$430,000	2.150%	09/10/24	$409,650
40,000	1.200	07/08/25	36,513
Aptiv PLC
300,000	3.100	12/01/51	180,000
Aptiv PLC / Aptiv Corp.
216,000	4.150	05/01/52	157,686
Costco Wholesale Corp.
232,000	3.000	05/18/27	217,506
200,000	1.375	06/20/27	174,859
100,000	1.600	04/20/30	81,713
876,000	1.750	04/20/32	691,020
Dollar Tree, Inc.
236,000	4.200	05/15/28	224,858
eBay, Inc.
500,000	3.450	08/01/24	487,167
100,000	4.000	07/15/42	79,417
General Motors Co.
500,000	6.125	10/01/25	505,885
500,000	5.600	10/15/32	477,893
300,000	6.600	04/01/36	301,629
300,000	5.150	04/01/38	260,255
500,000	6.750	04/01/46	494,091
200,000	5.400	04/01/48	167,724
550,000	5.950	04/01/49	496,411
General Motors Financial Co., Inc.
100,000	5.250	03/01/26	99,033
100,000	5.000	04/09/27	97,821
600,000	2.700	08/20/27	529,491
200,000	6.000	01/09/28	201,546
Global Payments, Inc.
500,000	2.900	11/15/31	397,477
Home Depot, Inc. (The)
220,000	3.350	09/15/25	211,478
556,000	3.000	04/01/26	525,119
244,000	3.900	12/06/28	233,447
390,000	2.950	06/15/29	348,622
400,000	1.375	03/15/31	306,711
400,000	1.875	09/15/31	316,176
680,000	5.875	12/16/36	729,555
460,000	3.300	04/15/40	366,017
150,000	4.875	02/15/44	143,073
130,000	4.400	03/15/45	115,087
300,000	4.250	04/01/46	260,015
300,000	4.500	12/06/48	269,777
300,000	3.125	12/15/49	212,829
300,000	3.350	04/15/50	221,955
406,000	2.375	03/15/51	243,745
300,000	3.500	09/15/56	223,161
Las Vegas Sands Corp.
116,000	3.200	08/08/24	111,644
190,000	3.500	08/18/26	173,044
170,000	3.900	08/08/29	148,442
Lowe’s Cos., Inc.
300,000	3.375	09/15/25	286,045
300,000	3.650	04/05/29	274,032

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Lowe’s Cos., Inc. – (continued)
1,678,000	4.500	04/15/30	1,602,467
1,026,000	1.700	10/15/30	801,389
768,000	4.050	05/03/47	599,767
150,000	5.625	04/15/53	143,319
150,000	5.800	09/15/62	145,201
Marriott International, Inc., Series FF
340,000	4.625	06/15/30	320,442
Marriott International, Inc., Series GG
300,000	3.500	10/15/32	254,090
Marriott International, Inc., Series R
200,000	3.125	06/15/26	187,127
Mastercard, Inc.
90,000	2.000	03/03/25	84,849
143,000	2.950	11/21/26	133,899
144,000	3.300	03/26/27	136,092
132,000	2.950	06/01/29	118,923
740,000	3.350	03/26/30	677,219
162,000	3.650	06/01/49	133,611
400,000	3.850	03/26/50	336,487
McDonald’s Corp., MTN
370,000	3.700	01/30/26	357,812
304,000	3.500	03/01/27	287,505
350,000	3.800	04/01/28	332,179
100,000	2.625	09/01/29	86,971
282,000	2.125	03/01/30	234,338
150,000	3.600	07/01/30	137,160
941,000	4.700	12/09/35	888,442
150,000	4.875	12/09/45	136,971
500,000	4.450	03/01/47	431,568
296,000	4.450	09/01/48	257,497
122,000	4.200	04/01/50	101,213
NIKE, Inc.
80,000	2.400	03/27/25	76,311
115,000	2.375	11/01/26	105,872
290,000	2.750	03/27/27	268,740
300,000	2.850	03/27/30	266,549
250,000	3.250	03/27/40	201,133
140,000	3.875	11/01/45	119,538
340,000	3.375	03/27/50	264,027
Starbucks Corp.
2,012,000	3.800	08/15/25	1,952,838
100,000	4.000	11/15/28	95,013
300,000	3.000	02/14/32	254,607
358,000	4.450	08/15/49	305,817
290,000	3.500	11/15/50	210,838
Target Corp.
700,000	2.350	02/15/30	592,747
Toyota Motor Credit Corp., MTN
20,000	1.800	02/13/25	18,725
500,000	3.000	04/01/25	478,739
1,428,000	1.900	01/13/27	1,276,629
200,000	3.050	03/22/27	186,402
535,000	2.150	02/13/30	454,507
487,000	3.375	04/01/30	445,918

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Visa, Inc.
$536,000	3.150%	12/14/25	$511,983
100,000	1.900	04/15/27	89,894
55,000	2.750	09/15/27	50,900
289,000	2.050	04/15/30	244,121
980,000	4.150	12/14/35	923,080
300,000	2.700	04/15/40	225,154
729,000	4.300	12/14/45	659,757
40,000	3.650	09/15/47	33,214
200,000	2.000	08/15/50	118,380
Walmart, Inc.
150,000	2.850	07/08/24	145,609
526,000	3.700	06/26/28	503,157
250,000	1.800	09/22/31	201,433
515,000	5.250	09/01/35	540,702
375,000	6.500	08/15/37	437,331
528,000	4.050	06/29/48	463,726
400,000	2.650	09/22/51	271,189

			42,419,220

Consumer Noncyclical – 7.3%
Abbott Laboratories
363,000	2.950	03/15/25	348,754
68,000	3.750	11/30/26	65,843
138,000	4.750	11/30/36	137,089
540,000	4.900	11/30/46	534,049
AbbVie, Inc.
100,000	2.600	11/21/24	95,500
1,452,000	3.800	03/15/25	1,410,885
1,732,000	3.600	05/14/25	1,668,033
330,000	3.200	05/14/26	310,645
625,000	3.200	11/21/29	553,998
425,000	4.550	03/15/35	396,626
1,006,000	4.050	11/21/39	854,059
300,000	4.850	06/15/44	273,028
379,000	4.750	03/15/45	341,039
500,000	4.700	05/14/45	443,870
304,000	4.450	05/14/46	260,761
320,000	4.875	11/14/48	294,200
950,000	4.250	11/21/49	794,460
Altria Group, Inc.
80,000	4.000	01/31/24	79,034
800,000	2.350	05/06/25	750,220
780,000	4.800	02/14/29	748,042
370,000	2.450	02/04/32	279,072
100,000	5.800	02/14/39	92,035
270,000	3.400	02/04/41	180,204
220,000	4.250	08/09/42	165,252
310,000	5.375	01/31/44	270,063
393,000	3.875	09/16/46	262,548
360,000	5.950	02/14/49	321,281
70,000	3.700	02/04/51	44,439
150,000	4.000	02/04/61	99,182
Amgen, Inc.
500,000	2.200	02/21/27	448,765
300,000	3.150	02/21/40	220,138

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Amgen, Inc. – (continued)
610,000	4.563	06/15/48	523,546
712,000	3.375	02/21/50	496,009
900,000	4.663	06/15/51	775,164
334,000	2.770	09/01/53	201,912
480,000	4.400	02/22/62	385,740
Biogen, Inc.
372,000	5.200	09/15/45	364,131
Bristol-Myers Squibb Co.
1,922,000	0.750	11/13/25	1,728,788
430,000	4.550	02/20/48	392,695
810,000	4.250	10/26/49	699,920
600,000	2.550	11/13/50	381,711
500,000	3.700	03/15/52	393,217
Centene Corp.
1,180,000	4.250	12/15/27	1,098,816
1,000,000	4.625	12/15/29	920,000
550,000	3.000	10/15/30	449,625
698,000	2.500	03/01/31	548,176
Eli Lilly & Co.
190,000	3.950	03/15/49	167,983
300,000	2.250	05/15/50	189,612
292,000	2.500	09/15/60	178,440
Gilead Sciences, Inc.
420,000	3.700	04/01/24	412,681
500,000	2.950	03/01/27	461,738
700,000	4.000	09/01/36	618,766
300,000	4.800	04/01/44	274,947
300,000	4.750	03/01/46	272,265
600,000	4.150	03/01/47	500,898
500,000	2.800	10/01/50	325,277
Johnson & Johnson
110,200	2.625	01/15/25	105,885
100,000	0.550	09/01/25	90,727
98,000	2.450	03/01/26	91,813
83,000	2.950	03/03/27	78,144
212,000	0.950	09/01/27	181,470
250,000	2.900	01/15/28	232,944
50,000	1.300	09/01/30	40,223
190,000	4.375	12/05/33	187,891
995,000	3.550	03/01/36	879,895
872,000	3.625	03/03/37	769,356
250,000	5.950	08/15/37	277,776
245,000	3.400	01/15/38	208,880
46,000	2.100	09/01/40	31,576
208,000	3.700	03/01/46	175,072
218,000	3.750	03/03/47	186,085
125,000	2.450	09/01/60	76,665
Medtronic, Inc.
580,000	4.375	03/15/35	550,172
385,000	4.625	03/15/45	360,837
Merck & Co., Inc.
1,300,000	2.900	03/07/24	1,270,293
128,000	2.750	02/10/25	122,786
102,000	0.750	02/24/26	90,289
240,000	3.400	03/07/29	222,924

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Merck & Co., Inc. – (continued)
$500,000	2.150%	12/10/31	$407,648
100,000	3.900	03/07/39	87,798
250,000	4.150	05/18/43	223,147
540,000	3.700	02/10/45	442,945
300,000	4.000	03/07/49	257,196
960,000	2.450	06/24/50	613,841
Mylan, Inc.
195,000	4.550	04/15/28	182,371
300,000	5.200	04/15/48	231,302
Pfizer, Inc.
100,000	2.950	03/15/24	97,745
50,000	3.400	05/15/24	48,994
92,000	0.800	05/28/25	84,074
276,000	3.450	03/15/29	258,201
898,000	2.625	04/01/30	783,995
400,000	3.900	03/15/39	350,565
425,000	7.200	03/15/39	517,208
260,000	2.550	05/28/40	187,434
100,000	4.300	06/15/43	91,330
110,000	4.400	05/15/44	101,458
300,000	4.125	12/15/46	264,302
352,000	4.200	09/15/48	315,412
100,000	4.000	03/15/49	86,490
594,000	2.700	05/28/50	407,183
Philip Morris International, Inc.
50,000	3.250	11/10/24	48,415
1,190,000	3.375	08/11/25	1,141,171
500,000	5.000	11/17/25	497,378
394,000	2.750	02/25/26	367,616
500,000	5.625	11/17/29	506,384
200,000	2.100	05/01/30	161,492
274,000	6.375	05/16/38	289,197
200,000	4.375	11/15/41	165,243
110,000	3.875	08/21/42	84,009
241,000	4.125	03/04/43	190,262
150,000	4.875	11/15/43	131,383
145,000	4.250	11/10/44	115,563
Regeneron Pharmaceuticals, Inc.
346,000	2.800	09/15/50	216,702
Stryker Corp.
220,000	4.625	03/15/46	196,530
Utah Acquisition Sub, Inc.
640,000	3.950	06/15/26	598,735
200,000	5.250	06/15/46	156,000
Viatris, Inc.
423,000	4.000	06/22/50	272,194
Walgreens Boots Alliance, Inc.
574,000	3.800	11/18/24	558,606
450,000	3.450	06/01/26	422,228
106,000	4.800	11/18/44	88,482
50,000	4.100	04/15/50	36,564
Wyeth LLC
388,000	6.500	02/01/34	432,305
300,000	5.950	04/01/37	321,698

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Zoetis, Inc.
158,000	3.000	09/12/27	145,845
410,000	4.700	02/01/43	369,860

			45,291,375

Consumer Products – 0.4%
GSK Consumer Healthcare Capital US LLC
300,000	3.625	03/24/32	261,610
Procter & Gamble Co. (The)
80,000	0.550	10/29/25	71,760
50,000	2.450	11/03/26	46,195
214,000	1.900	02/01/27	194,789
250,000	2.850	08/11/27	232,845
1,000,000	3.000	03/25/30	907,882
500,000	1.200	10/29/30	393,663
300,000	1.950	04/23/31	250,324
110,000	2.300	02/01/32	92,886

			2,451,954

Electric – 2.7%
American Electric Power Co., Inc.(a)
(US 5 Year CMT T-Note + 2.675%)
300,000	3.875	02/15/62	250,125
Berkshire Hathaway Energy Co.
650,000	3.800	07/15/48	501,819
Consolidated Edison Co. of New York, Inc.
250,000	4.625	12/01/54	213,577
134,000	3.600	06/15/61	96,768
Consolidated Edison Co. of New York, Inc., Series 20B
400,000	3.950	04/01/50	317,824
Duke Energy Carolinas LLC
345,000	3.200	08/15/49	244,125
Duke Energy Corp.
372,000	3.750	04/15/24	365,343
390,000	2.650	09/01/26	356,901
100,000	2.450	06/01/30	82,086
504,000	3.750	09/01/46	372,098
350,000	3.500	06/15/51	245,653
Duke Energy Florida LLC
300,000	6.400	06/15/38	330,632
Entergy Louisiana LLC
250,000	0.950	10/01/24	232,624
530,000	4.000	03/15/33	476,170
242,000	4.200	09/01/48	200,299
Exelon Corp.
92,000	4.050	04/15/30	84,492
288,000	4.700	04/15/50	251,496
Florida Power & Light Co.
250,000	3.950	03/01/48	203,166
342,000	3.150	10/01/49	243,058
Georgia Power Co.
100,000	5.125	05/15/52	93,846
Georgia Power Co., Series A
436,000	3.250	03/15/51	294,229
NextEra Energy Capital Holdings, Inc.
1,000,000	6.051	03/01/25	1,006,519
1,060,000	2.250	06/01/30	858,683
500,000	2.440	01/15/32	395,326

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
NiSource, Inc.
$100,000	0.950%	08/15/25	$90,269
192,000	3.600	05/01/30	170,655
1,246,000	1.700	02/15/31	949,137
376,000	4.375	05/15/47	312,930
276,000	3.950	03/30/48	213,846
Pacific Gas and Electric Co.
50,000	3.450	07/01/25	47,240
421,000	2.100	08/01/27	358,649
650,000	3.300	12/01/27	577,626
70,000	3.750	07/01/28	62,773
600,000	4.550	07/01/30	542,543
512,000	3.300	08/01/40	345,569
340,000	3.950	12/01/47	231,002
300,000	4.950	07/01/50	237,463
400,000	3.500	08/01/50	251,237
100,000	6.750	01/15/53	99,723
PacifiCorp
500,000	2.900	06/15/52	329,351
Sempra Energy
548,000	3.250	06/15/27	503,678
250,000	3.400	02/01/28	229,139
300,000	6.000	10/15/39	305,108
240,000	4.000	02/01/48	186,613
Southern California Edison Co.
437,000	4.000	04/01/47	342,843
318,000	3.650	02/01/50	234,347
Southern California Edison Co., Series 20A
220,000	2.950	02/01/51	141,510
Southern California Edison Co., Series C
200,000	4.125	03/01/48	159,435
Southern Co. (The)
970,000	3.250	07/01/26	912,215
430,000	4.400	07/01/46	355,812
Southern Co. (The)(a), Series B
(US 5 Year CMT T-Note + 3.733%)
300,000	4.000	01/15/51	279,185
Virginia Electric and Power Co.
492,000	2.450	12/15/50	291,994

			16,478,751

Energy – 6.8%
Baker Hughes Holdings LLC
50,000	5.125	09/15/40	47,052
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
240,000	3.337	12/15/27	221,629
300,000	4.080	12/15/47	236,601
BP Capital Markets America, Inc.
150,000	3.119	05/04/26	141,678
1,842,000	3.017	01/16/27	1,713,290
230,000	1.749	08/10/30	184,040
700,000	2.721	01/12/32	589,653
804,000	2.772	11/10/50	518,553
762,000	2.939	06/04/51	505,615
Cheniere Corpus Christi Holdings LLC
617,000	5.875	03/31/25	619,314
1,196,000	5.125	06/30/27	1,179,555

Corporate Obligations – (continued)
Energy – (continued)
Chevron Corp.
150,000	2.895	03/03/24	146,581
200,000	1.554	05/11/25	185,735
110,000	3.326	11/17/25	106,373
255,000	1.995	05/11/27	228,298
830,000	2.236	05/11/30	710,377
352,000	3.078	05/11/50	255,056
Chevron USA, Inc.
174,000	0.687	08/12/25	157,147
ConocoPhillips
410,000	6.500	02/01/39	463,722
ConocoPhillips Co.
100,000	6.950	04/15/29	110,373
100,000	3.758	03/15/42	81,494
300,000	4.300	11/15/44	262,123
Devon Energy Corp.
170,000	5.600	07/15/41	157,515
205,000	4.750	05/15/42	171,071
100,000	5.000	06/15/45	84,555
Diamondback Energy, Inc.
515,000	3.250	12/01/26	477,845
92,000	3.500	12/01/29	81,385
1,000,000	6.250	03/15/33	1,018,790
Energy Transfer LP
200,000	4.500	04/15/24	197,453
608,000	4.050	03/15/25	589,720
668,000	2.900	05/15/25	631,136
200,000	4.750	01/15/26	195,814
200,000	5.500	06/01/27	199,037
100,000	4.000	10/01/27	93,360
230,000	4.950	06/15/28	222,251
151,000	5.250	04/15/29	147,363
100,000	3.750	05/15/30	88,961
100,000	6.500	02/01/42	99,746
201,000	5.300	04/15/47	170,993
283,000	5.400	10/01/47	243,895
277,000	6.000	06/15/48	254,311
431,000	6.250	04/15/49	411,074
480,000	5.000	05/15/50	394,589
Enterprise Products Operating LLC
686,000	3.900	02/15/24	675,922
207,000	3.750	02/15/25	200,850
326,000	3.125	07/31/29	288,050
150,000	2.800	01/31/30	128,415
150,000	5.950	02/01/41	152,313
207,000	4.850	08/15/42	186,138
250,000	4.450	02/15/43	214,078
304,000	4.850	03/15/44	271,996
176,000	5.100	02/15/45	161,195
220,000	4.900	05/15/46	193,324
414,000	4.800	02/01/49	364,317
368,000	4.200	01/31/50	295,089
538,000	3.950	01/31/60	399,270
Enterprise Products Operating LLC(a), Series E
(3M USD LIBOR + 3.033%)
164,000	5.250	08/16/77	150,623

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
EOG Resources, Inc.
$916,000	4.150%	01/15/26	$893,765
312,000	4.375	04/15/30	298,918
236,000	4.950	04/15/50	227,054
EQT Corp.
200,000	3.900	10/01/27	182,500
Exxon Mobil Corp.
302,000	2.019	08/16/24	289,022
742,000	2.992	03/19/25	712,237
310,000	3.043	03/01/26	293,727
130,000	2.275	08/16/26	119,539
100,000	3.294	03/19/27	95,220
700,000	3.482	03/19/30	649,560
100,000	4.227	03/19/40	90,036
430,000	3.567	03/06/45	341,502
100,000	4.114	03/01/46	85,737
600,000	3.095	08/16/49	432,011
628,000	4.327	03/19/50	559,070
260,000	3.452	04/15/51	198,288
Halliburton Co.
488,000	2.920	03/01/30	422,824
725,000	4.850	11/15/35	677,198
250,000	7.450	09/15/39	284,368
200,000	5.000	11/15/45	177,112
Hess Corp.
290,000	4.300	04/01/27	278,055
148,000	6.000	01/15/40	145,160
373,000	5.600	02/15/41	348,130
Kinder Morgan Energy Partners LP
388,000	5.500	03/01/44	349,306
Kinder Morgan, Inc.
396,000	5.550	06/01/45	359,214
402,000	5.050	02/15/46	339,735
100,000	3.600	02/15/51	67,640
Kinder Morgan, Inc., GMTN
300,000	7.750	01/15/32	336,009
Marathon Petroleum Corp.
250,000	3.625	09/15/24	243,530
200,000	4.750	09/15/44	167,522
MPLX LP
136,000	4.125	03/01/27	129,770
100,000	4.800	02/15/29	96,392
914,000	2.650	08/15/30	749,121
350,000	4.500	04/15/38	298,661
310,000	5.200	03/01/47	270,118
520,000	5.500	02/15/49	467,398
ONEOK, Inc.
200,000	4.550	07/15/28	187,357
546,000	3.100	03/15/30	462,881
1,000,000	6.100	11/15/32	1,006,527
100,000	5.200	07/15/48	84,787
Phillips 66
920,000	0.900	02/15/24	880,997
390,000	4.650	11/15/34	369,159
150,000	5.875	05/01/42	155,590
450,000	4.875	11/15/44	411,737

Corporate Obligations – (continued)
Energy – (continued)
Plains All American Pipeline LP / PAA Finance Corp.
766,000	4.650	10/15/25	748,642
240,000	4.500	12/15/26	230,211
339,000	3.550	12/15/29	294,277
Sabine Pass Liquefaction LLC
600,000	5.750	05/15/24	599,625
500,000	5.625	03/01/25	498,812
1,252,000	5.875	06/30/26	1,259,856
430,000	5.000	03/15/27	419,788
108,000	4.200	03/15/28	101,250
Spectra Energy Partners LP
520,000	4.750	03/15/24	516,365
Targa Resources Corp.
400,000	4.950	04/15/52	319,646
Transcontinental Gas Pipe Line Co. LLC
144,000	7.850	02/01/26	152,845
Valero Energy Corp.
820,000	6.625	06/15/37	872,704
Western Midstream Operating LP
550,000	5.500	02/01/50	452,375
Williams Cos., Inc. (The)
280,000	4.000	09/15/25	269,469
318,000	3.750	06/15/27	299,427
384,000	3.500	11/15/30	336,557
432,000	6.300	04/15/40	441,355
200,000	5.100	09/15/45	176,392
240,000	4.850	03/01/48	204,533

			41,705,316

Financial Company – 0.8%
Air Lease Corp.
80,000	1.875	08/15/26	69,792
Air Lease Corp., MTN
1,170,000	2.875	01/15/26	1,079,287
Ally Financial, Inc.
770,000	3.875	05/21/24	754,638
469,000	8.000	11/01/31	509,504
Ares Capital Corp.
475,000	2.150	07/15/26	409,408
Blackstone Private Credit Fund
49,000	2.625	12/15/26	41,748
500,000	3.250	03/15/27	430,784
GE Capital International Funding Co. Unlimited
1,772,000	4.418	11/15/35	1,633,873

			4,929,034

Food and Beverage – 2.5%
Coca-Cola Co. (The)
50,000	3.375	03/25/27	47,727
250,000	1.450	06/01/27	219,362
240,000	1.000	03/15/28	201,035
102,000	2.125	09/06/29	87,021
792,000	3.450	03/25/30	729,076
330,000	1.650	06/01/30	267,206
300,000	2.000	03/05/31	246,351
500,000	1.375	03/15/31	388,634
360,000	2.500	06/01/40	261,913

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Coca-Cola Co. (The) – (continued)
$110,000	2.875%	05/05/41	$83,797
430,000	2.600	06/01/50	287,727
100,000	3.000	03/05/51	72,544
250,000	2.500	03/15/51	163,032
220,000	2.750	06/01/60	146,073
Keurig Dr Pepper, Inc.
220,000	0.750	03/15/24	209,319
1,019,000	3.200	05/01/30	887,441
100,000	3.800	05/01/50	74,837
Kraft Heinz Foods Co.
640,000	3.000	06/01/26	595,422
250,000	6.875	01/26/39	274,266
507,000	5.000	06/04/42	459,829
552,000	4.375	06/01/46	451,093
410,000	4.875	10/01/49	362,749
Molson Coors Beverage Co.
1,000,000	3.000	07/15/26	926,051
190,000	5.000	05/01/42	170,260
370,000	4.200	07/15/46	288,865
Mondelez International, Inc.
635,000	2.750	04/13/30	545,933
490,000	2.625	09/04/50	306,287
PepsiCo, Inc.
925,000	3.600	03/01/24	913,285
56,000	2.250	03/19/25	53,074
112,000	2.750	04/30/25	106,923
160,000	2.850	02/24/26	151,268
166,000	2.375	10/06/26	152,894
68,000	3.000	10/15/27	63,320
96,000	2.625	07/29/29	84,690
210,000	2.750	03/19/30	184,785
210,000	1.625	05/01/30	170,639
100,000	1.400	02/25/31	78,435
400,000	1.950	10/21/31	322,118
290,000	2.625	10/21/41	211,925
300,000	4.450	04/14/46	283,684
280,000	3.450	10/06/46	225,025
200,000	2.875	10/15/49	144,204
130,000	3.625	03/19/50	106,834
Sysco Corp.
604,000	3.300	07/15/26	567,341
547,000	3.250	07/15/27	505,777
329,000	5.950	04/01/30	341,145
270,000	6.600	04/01/50	296,863
Tyson Foods, Inc.
120,000	3.950	08/15/24	117,754
472,000	4.000	03/01/26	455,755
340,000	3.550	06/02/27	318,265
110,000	4.550	06/02/47	92,019
486,000	5.100	09/28/48	440,409

			15,142,281

Hardware – 0.2%
Micron Technology, Inc.
543,000	4.185	02/15/27	513,814
170,000	4.663	02/15/30	156,825

Corporate Obligations – (continued)
Hardware – (continued)
Micron Technology, Inc. – (continued)
728,000	2.703	04/15/32	552,896

			1,223,535

Healthcare – 4.4%
Aetna, Inc.
450,000	3.500	11/15/24	436,171
140,000	6.625	06/15/36	151,640
348,000	3.875	08/15/47	263,250
Cigna Group (The)
2,482,000	4.125	11/15/25	2,414,640
500,000	2.400	03/15/30	417,583
300,000	4.800	08/15/38	276,791
130,000	4.800	07/15/46	115,732
674,000	4.900	12/15/48	605,384
290,000	3.400	03/15/50	204,493
472,000	3.400	03/15/51	334,280
CVS Health Corp.
350,000	2.625	08/15/24	337,411
154,000	4.100	03/25/25	151,071
556,000	3.875	07/20/25	539,607
100,000	2.875	06/01/26	92,974
368,000	3.000	08/15/26	341,944
488,000	3.625	04/01/27	459,176
825,000	4.300	03/25/28	789,607
523,000	3.250	08/15/29	463,229
1,116,000	4.780	03/25/38	1,012,605
246,000	4.125	04/01/40	202,215
520,000	2.700	08/21/40	351,237
176,000	5.300	12/05/43	165,396
616,000	5.125	07/20/45	553,703
1,208,000	5.050	03/25/48	1,084,848
Danaher Corp.
340,000	2.800	12/10/51	225,502
Elevance Health, Inc.
506,000	3.500	08/15/24	492,425
50,000	3.350	12/01/24	48,374
552,000	3.650	12/01/27	518,803
300,000	2.550	03/15/31	248,541
84,000	4.625	05/15/42	75,962
309,000	4.650	01/15/43	277,547
174,000	4.650	08/15/44	154,442
340,000	4.375	12/01/47	289,714
318,000	4.550	03/01/48	277,667
300,000	3.125	05/15/50	208,157
HCA, Inc.
476,000	5.000	03/15/24	473,322
820,000	5.250	04/15/25	812,825
600,000	5.250	06/15/26	591,150
350,000	5.375	09/01/26	345,275
555,000	4.500	02/15/27	531,759
300,000	5.625	09/01/28	296,625
404,000	4.125	06/15/29	368,650
500,000	3.500	09/01/30	430,625
100,000	5.125	06/15/39	89,500
315,000	5.500	06/15/47	283,106
410,000	5.250	06/15/49	355,163

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – (continued)
HCA, Inc. – (continued)
$220,000	3.500%		07/15/51	$143,383
415,000	4.625	(b)	03/15/52	327,433
Humana, Inc.
1,000,000	5.875		03/01/33	1,029,701
MPT Operating Partnership LP / MPT Finance Corp.
331,000	4.625		08/01/29	248,250
270,000	3.500		03/15/31	184,735
UnitedHealth Group, Inc.
548,000	3.750		07/15/25	532,200
100,000	3.100		03/15/26	94,536
100,000	3.450		01/15/27	94,819
600,000	2.300		05/15/31	495,454
688,000	4.200		05/15/32	649,820
500,000	5.350		02/15/33	512,348
758,000	4.625		07/15/35	729,512
838,000	4.250		03/15/43	744,180
631,000	4.450		12/15/48	565,218
300,000	3.700		08/15/49	236,759
700,000	3.250		05/15/51	503,092
511,000	4.750		05/15/52	472,105
500,000	3.875		08/15/59	388,725

				27,112,391

Insurance – 1.5%
American International Group, Inc.
386,000	2.500		06/30/25	363,356
50,000	3.900		04/01/26	47,975
204,000	4.800		07/10/45	182,314
340,000	4.750		04/01/48	303,898
100,000	4.375		06/30/50	84,392
American International Group, Inc.(a), Series A-9
(3M USD LIBOR + 2.868%)
377,000	5.750		04/01/48	366,205
Aon Corp. / Aon Global Holdings PLC
400,000	3.900		02/28/52	309,067
Berkshire Hathaway Finance Corp.
130,000	1.450		10/15/30	103,217
530,000	2.875		03/15/32	455,587
850,000	3.850		03/15/52	686,530
Berkshire Hathaway, Inc.
100,000	4.500		02/11/43	93,405
Chubb INA Holdings, Inc.
472,000	4.350		11/03/45	423,256
Corebridge Financial, Inc.(b)
444,000	3.650		04/05/27	414,108
Equitable Holdings, Inc.
426,000	5.000		04/20/48	377,226
Everest Reinsurance Holdings, Inc.
470,000	3.500		10/15/50	332,666
Marsh & McLennan Cos., Inc.
175,000	4.375		03/15/29	166,911
100,000	2.250		11/15/30	81,675
206,000	4.900		03/15/49	191,430
MetLife, Inc.
390,000	3.600		04/10/24	381,925
796,000	6.400		12/15/36	804,320

Corporate Obligations – (continued)
Insurance – (continued)
MetLife, Inc. – (continued)
440,000	4.125		08/13/42	381,772
250,000	4.875		11/13/43	235,688
200,000	4.600		05/13/46	179,532
Prudential Financial, Inc.
(3M USD LIBOR + 3.031%)
162,000	5.375	(a)	05/15/45	158,279
(3M USD LIBOR + 2.380%)
228,000	4.500	(a)	09/15/47	210,858
210,000	3.905		12/07/47	167,286
246,000	3.935		12/07/49	195,893
(US 5 Year CMT T-Note + 3.035%)
192,000	3.700	(a)	10/01/50	163,457
Prudential Financial, Inc., MTN
300,000	5.700		12/14/36	313,093
346,000	4.350		02/25/50	295,528
350,000	3.700		03/13/51	270,392
Travelers Cos., Inc. (The)
500,000	3.050		06/08/51	349,972

				9,091,213

Metals and Mining – 0.0%
Newmont Corp.
300,000	2.250		10/01/30	241,762

Mining – 0.1%
Freeport-McMoRan, Inc.
70,000	5.400		11/14/34	66,588
430,000	5.450		03/15/43	394,525

				461,113

Pharmaceuticals – 0.1%
Viatris, Inc.
610,000	3.850		06/22/40	418,471

REITs and Real Estate – 0.8%
Boston Properties LP
726,000	2.550		04/01/32	556,344
390,000	2.450		10/01/33	285,729
Equinix, Inc.
80,000	2.625		11/18/24	76,271
390,000	3.200		11/18/29	339,805
300,000	2.150		07/15/30	240,346
200,000	2.500		05/15/31	160,078
GLP Capital LP / GLP Financing II, Inc.
675,000	5.375		04/15/26	661,719
236,000	5.300		01/15/29	223,902
150,000	3.250		01/15/32	119,722
Simon Property Group LP
500,000	3.300		01/15/26	474,730
68,000	3.250		11/30/26	63,128
500,000	2.450		09/13/29	419,356
300,000	2.650		07/15/30	252,146
284,000	3.250		09/13/49	195,364
220,000	3.800		07/15/50	165,286
Welltower OP LLC
250,000	3.625		03/15/24	244,911
300,000	4.250		04/15/28	284,050

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Welltower OP LLC – (continued)
$404,000	3.100%		01/15/30	$343,752

				5,106,639

Revenue – 0.3%
Ascension Health
200,000	3.945		11/15/46	171,129
Ascension Health, Series B
440,000	2.532		11/15/29	378,630
CommonSpirit Health
300,000	2.760		10/01/24	288,287
220,000	3.347		10/01/29	191,778
239,000	4.350		11/01/42	203,375
200,000	4.187		10/01/49	160,011
Kaiser Foundation Hospitals
295,000	4.150		05/01/47	258,689
Kaiser Foundation Hospitals, Series 2019
286,000	3.266		11/01/49	210,761
Kaiser Foundation Hospitals, Series 2021
125,000	2.810		06/01/41	92,908
300,000	3.002		06/01/51	209,948

				2,165,516

Software – 1.6%
Oracle Corp.
500,000	3.400		07/08/24	487,131
1,500,000	6.150		11/09/29	1,555,846
300,000	2.950		04/01/30	256,615
2,000,000	6.250		11/09/32	2,087,585
600,000	3.900		05/15/35	501,979
490,000	4.000		11/15/47	357,004
2,650,000	6.900		11/09/52	2,865,369
500,000	3.850		04/01/60	335,284
500,000	4.100		03/25/61	346,407
Salesforce, Inc.
500,000	1.950		07/15/31	401,029
700,000	2.900		07/15/51	470,546

				9,664,795

Technology – 7.3%
Activision Blizzard, Inc.
280,000	2.500		09/15/50	175,019
Adobe, Inc.
192,000	3.250		02/01/25	186,008
82,000	2.150		02/01/27	74,496
500,000	2.300		02/01/30	427,890
Alphabet, Inc.
182,000	1.998		08/15/26	166,306
50,000	0.800		08/15/27	42,670
132,000	1.100		08/15/30	103,921
500,000	1.900		08/15/40	333,231
823,000	2.050		08/15/50	498,242
497,000	2.250		08/15/60	287,964
Analog Devices, Inc.
75,000	3.500		12/05/26	71,235
250,000	1.700		10/01/28	210,788

Corporate Obligations – (continued)
Technology – (continued)
Apple, Inc.
75,000	3.000		02/09/24	73,489
448,000	3.450		05/06/24	439,961
138,000	2.850		05/11/24	134,534
184,000	2.750		01/13/25	176,727
112,000	2.500		02/09/25	107,132
91,000	1.125		05/11/25	84,018
40,000	3.200		05/13/25	38,652
50,000	0.550		08/20/25	45,115
129,000	0.700		02/08/26	114,509
361,000	3.250		02/23/26	346,890
144,000	2.450		08/04/26	133,395
150,000	2.050		09/11/26	136,575
100,000	3.000		06/20/27	94,040
692,000	2.900		09/12/27	643,366
218,000	3.000		11/13/27	203,283
88,000	1.200		02/08/28	74,752
330,000	1.400		08/05/28	279,215
400,000	1.650		05/11/30	326,372
250,000	1.250		08/20/30	196,495
850,000	1.650		02/08/31	681,088
625,000	4.500		02/23/36	613,314
102,000	2.375		02/08/41	71,975
617,000	3.850		05/04/43	529,304
310,000	4.450		05/06/44	294,579
305,000	3.450		02/09/45	246,890
350,000	4.375		05/13/45	321,101
729,000	4.650		02/23/46	695,409
306,000	3.850		08/04/46	259,160
208,000	4.250		02/09/47	189,328
270,000	3.750		09/12/47	226,303
506,000	3.750		11/13/47	420,886
898,000	2.950		09/11/49	643,844
672,000	2.650		05/11/50	450,908
239,000	2.400		08/20/50	151,802
680,000	2.650		02/08/51	454,669
325,000	2.800		02/08/61	207,005
Applied Materials, Inc.
130,000	3.300		04/01/27	122,796
650,000	1.750		06/01/30	529,413
236,000	4.350		04/01/47	211,982
Broadcom Corp. / Broadcom Cayman Finance Ltd.
659,000	3.875		01/15/27	622,006
598,000	3.500		01/15/28	546,308
Broadcom, Inc.
500,000	3.150		11/15/25	471,325
431,000	3.459		09/15/26	403,384
605,000	4.750		04/15/29	579,392
402,000	4.150		11/15/30	362,789
570,000	2.450	(b)	02/15/31	450,931
470,000	4.300		11/15/32	416,802
805,000	3.419	(b)	04/15/33	649,026
290,000	3.469	(b)	04/15/34	230,045
600,000	3.137	(b)	11/15/35	442,166
500,000	3.187	(b)	11/15/36	362,658
600,000	3.500	(b)	02/15/41	429,349
360,000	3.750	(b)	02/15/51	252,091

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Fiserv, Inc.
$400,000	2.750%	07/01/24	$385,150
150,000	3.850	06/01/25	144,763
500,000	3.200	07/01/26	466,905
300,000	4.200	10/01/28	282,002
500,000	3.500	07/01/29	446,760
400,000	4.400	07/01/49	324,677
Hewlett Packard Enterprise Co.
500,000	1.450	04/01/24	478,585
300,000	4.900	10/15/25	297,808
300,000	6.350	10/15/45	295,866
HP, Inc.
300,000	3.400	06/17/30	256,923
540,000	2.650	06/17/31	422,835
368,000	6.000	09/15/41	360,316
International Business Machines Corp.
445,000	3.625	02/12/24	437,354
250,000	3.450	02/19/26	238,488
1,510,000	3.300	05/15/26	1,428,767
300,000	1.700	05/15/27	263,153
1,086,000	1.950	05/15/30	875,033
540,000	4.150	05/15/39	458,447
288,000	4.000	06/20/42	234,767
300,000	4.250	05/15/49	247,310
300,000	2.950	05/15/50	194,979
500,000	4.900	07/27/52	448,099
KLA Corp.
87,000	4.650	11/01/24	86,720
130,000	4.100	03/15/29	124,084
100,000	3.300	03/01/50	72,940
Lam Research Corp.
238,000	4.000	03/15/29	225,954
228,000	1.900	06/15/30	185,496
220,000	4.875	03/15/49	207,779
352,000	2.875	06/15/50	233,959
Leidos, Inc.
500,000	5.750	03/15/33	493,524
Microchip Technology, Inc.
120,000	4.250	09/01/25	116,050
Microsoft Corp.
656,000	2.875	02/06/24	642,108
548,000	2.700	02/12/25	527,511
154,000	3.125	11/03/25	147,622
80,000	2.400	08/08/26	74,168
87,000	3.300	02/06/27	83,098
960,000	3.500	02/12/35	865,804
470,000	3.450	08/08/36	412,280
81,000	4.100	02/06/37	76,009
300,000	4.450	11/03/45	284,971
300,000	3.700	08/08/46	256,425
250,000	4.250	02/06/47	232,216
1,047,000	2.525	06/01/50	698,867
1,160,000	2.921	03/17/52	839,120
632,000	2.675	06/01/60	408,364
451,000	3.041	03/17/62	316,236
Motorola Solutions, Inc.
692,000	4.600	05/23/29	651,146

Corporate Obligations – (continued)
Technology – (continued)
NVIDIA Corp.
2,198,000	0.584	06/14/24	2,073,487
80,000	1.550	06/15/28	68,059
330,000	2.850	04/01/30	290,443
400,000	2.000	06/15/31	323,833
400,000	3.500	04/01/50	310,549
PayPal Holdings, Inc.
150,000	1.650	06/01/25	138,889
1,060,000	4.400	06/01/32	998,504
QUALCOMM, Inc.
152,000	2.900	05/20/24	147,860
135,000	3.450	05/20/25	130,352
304,000	3.250	05/20/27	286,317
126,000	2.150	05/20/30	105,643
320,000	4.650	05/20/35	309,534
396,000	4.800	05/20/45	378,572
250,000	4.300	05/20/47	219,669
470,000	4.500	05/20/52	419,439
Texas Instruments, Inc.
232,000	2.250	09/04/29	199,098
669,000	4.150	05/15/48	593,277
Western Digital Corp.
968,000	4.750	02/15/26	915,970

			44,927,251

Transportation – 1.4%
Burlington Northern Santa Fe LLC
100,000	4.450	03/15/43	88,831
100,000	4.050	06/15/48	84,003
100,000	4.150	12/15/48	84,494
1,580,000	3.300	09/15/51	1,143,415
FedEx Corp.
600,000	5.100	01/15/44	543,163
750,000	4.750	11/15/45	642,511
300,000	4.550	04/01/46	248,522
FedEx Corp. Pass Through Trust, Series 2020-1
43,316	1.875	02/20/34	35,332
Norfolk Southern Corp.
450,000	3.155	05/15/55	296,905
Southwest Airlines Co.
270,000	5.250	05/04/25	268,311
125,000	5.125	06/15/27	123,132
Union Pacific Corp.
500,000	2.400	02/05/30	425,640
1,950,000	2.800	02/14/32	1,649,235
278,000	3.799	10/01/51	221,175
95,000	2.950	03/10/52	64,116
408,000	3.839	03/20/60	311,571
646,000	3.799	04/06/71	475,407
United Parcel Service, Inc.
292,000	3.050	11/15/27	271,074
792,000	3.400	03/15/29	731,382
300,000	3.750	11/15/47	245,819
200,000	4.250	03/15/49	177,799
448,000	5.300	04/01/50	461,123

			8,592,960

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Water – 0.1%
American Water Capital Corp.
$426,000	4.450%	06/01/32	$405,842

Wireless – 5.7%
American Tower Corp.
500,000	5.000	02/15/24	496,941
250,000	4.000	06/01/25	241,747
556,000	3.375	10/15/26	516,682
200,000	2.750	01/15/27	180,653
521,000	3.800	08/15/29	470,134
80,000	2.900	01/15/30	67,895
300,000	1.875	10/15/30	231,040
251,000	3.100	06/15/50	155,878
AT&T, Inc.
611,000	3.800	02/15/27	580,635
346,000	4.250	03/01/27	335,547
339,000	2.300	06/01/27	302,199
75,000	1.650	02/01/28	63,820
300,000	4.100	02/15/28	287,398
1,232,000	4.350	03/01/29	1,168,849
459,000	4.300	02/15/30	430,133
565,000	2.750	06/01/31	467,891
620,000	2.250	02/01/32	483,373
630,000	2.550	12/01/33	481,777
435,000	4.500	05/15/35	390,822
140,000	4.850	03/01/39	126,632
330,000	4.350	06/15/45	270,099
435,000	4.750	05/15/46	373,908
429,000	4.500	03/09/48	353,425
329,000	4.550	03/09/49	276,834
538,000	3.650	06/01/51	385,670
130,000	3.300	02/01/52	89,643
1,260,000	3.500	09/15/53	863,329
1,678,000	3.550	09/15/55	1,134,966
530,000	3.800	12/01/57	371,333
1,439,000	3.650	09/15/59	972,301
92,000	3.850	06/01/60	64,925
Crown Castle, Inc.
530,000	4.450	02/15/26	515,947
572,000	3.700	06/15/26	542,783
736,000	1.050	07/15/26	638,082
98,000	3.650	09/01/27	91,240
200,000	3.800	02/15/28	185,949
220,000	3.300	07/01/30	192,426
180,000	2.250	01/15/31	144,256
301,000	2.100	04/01/31	236,097
300,000	2.900	04/01/41	203,683
100,000	3.250	01/15/51	65,849
Sprint Capital Corp.
200,000	8.750	03/15/32	237,885
T-Mobile USA, Inc.
500,000	2.250	02/15/26	454,850
800,000	3.750	04/15/27	752,503
300,000	4.950	03/15/28	294,581
100,000	2.625	02/15/29	85,282
700,000	3.375	04/15/29	620,050
900,000	3.875	04/15/30	815,970

Corporate Obligations – (continued)
Wireless – (continued)
T-Mobile USA, Inc. – (continued)
980,000	2.550	02/15/31	803,138
300,000	2.875	02/15/31	249,374
600,000	2.250	11/15/31	469,137
600,000	2.700	03/15/32	485,074
500,000	5.050	07/15/33	481,700
700,000	4.375	04/15/40	597,107
500,000	3.000	02/15/41	346,208
600,000	4.500	04/15/50	498,409
400,000	3.300	02/15/51	267,747
300,000	3.600	11/15/60	199,778
Verizon Communications, Inc.
570,000	3.500	11/01/24	554,764
184,000	3.376	02/15/25	177,745
2,428,000	0.850	11/20/25	2,172,875
559,000	4.125	03/16/27	537,365
710,000	2.100	03/22/28	612,365
722,000	4.329	09/21/28	692,581
786,000	4.016	12/03/29	726,159
471,000	3.150	03/22/30	412,810
280,000	1.500	09/18/30	216,959
100,000	1.680	10/30/30	77,351
1,330,000	2.550	03/21/31	1,087,564
50,000	2.355	03/15/32	39,272
220,000	4.272	01/15/36	194,048
478,000	5.250	03/16/37	466,175
550,000	2.650	11/20/40	372,617
510,000	3.400	03/22/41	383,955
60,000	6.550	09/15/43	65,384
704,000	4.862	08/21/46	641,940
455,000	4.522	09/15/48	388,824
400,000	2.875	11/20/50	251,809
800,000	3.550	03/22/51	576,442
364,000	5.012	08/21/54	334,876
150,000	2.987	10/30/56	91,716
500,000	3.000	11/20/60	300,527
555,000	3.700	03/22/61	391,514

			34,879,221

TOTAL CORPORATE OBLIGATIONS
(Cost $558,814,981)			$483,791,574

Foreign Corporate Debt – 20.0%
Banks – 11.0%
Australia & New Zealand Banking Group Ltd. (Australia)
$300,000	5.088%	12/08/25	$298,621
Banco Bilbao Vizcaya Argentaria SA (Spain)
200,000	1.125	09/18/25	178,949
Banco Santander SA (Spain)
200,000	2.706	06/27/24	192,787
1,432,000	2.746	05/28/25	1,340,661
600,000	1.849	03/25/26	532,308
600,000	4.250	04/11/27	569,004
(US 1 Year CMT T-Note + 0.900%)
600,000	1.722 (a)	09/14/27	517,575
325,000	3.490	05/28/30	280,607

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Banco Santander SA (Spain) – (continued)
(US 1 Year CMT T-Note + 1.600%)
$336,000	3.225	%(a)	11/22/32	$263,490
Bank of Montreal (Canada)
(5 Year USD Swap + 1.432%)
553,000	3.803	(a)	12/15/32	495,863
(US 5 Year CMT T-Note + 1.400%)
204,000	3.088	(a)	01/10/37	159,821
Bank of Montreal, MTN (Canada)
230,000	0.625		07/09/24	215,746
150,000	1.500		01/10/25	139,784
75,000	1.250		09/15/26	65,517
(SOFR + 0.603%)
40,000	0.949	(a)	01/22/27	35,247
300,000	2.650		03/08/27	273,079
Bank of Montreal, Series E (Canada)
50,000	3.300		02/05/24	49,013
Bank of Nova Scotia (The) (Canada)
520,000	3.400		02/11/24	509,804
320,000	0.700		04/15/24	303,309
75,000	0.650		07/31/24	70,062
198,000	1.300		06/11/25	180,811
710,000	4.500		12/16/25	688,902
220,000	2.700		08/03/26	202,036
80,000	1.950		02/02/27	71,316
770,000	2.450		02/02/32	619,674
Barclays PLC (United Kingdom)
1,140,000	3.650		03/16/25	1,093,995
1,035,000	4.375		01/12/26	1,000,991
(SOFR + 2.714%)
200,000	2.852	(a)	05/07/26	187,640
210,000	5.200		05/12/26	204,612
600,000	4.836		05/09/28	562,349
(US 1 Year CMT T-Note + 1.200%)
424,000	2.667	(a)	03/10/32	330,181
(US 5 Year CMT T-Note + 2.900%)
960,000	3.564	(a)	09/23/35	772,521
(US 1 Year CMT T-Note + 1.700%)
500,000	3.811	(a)	03/10/42	362,787
330,000	5.250		08/17/45	307,395
436,000	4.950		01/10/47	390,377
Canadian Imperial Bank of Commerce (Canada)
370,000	3.100		04/02/24	360,857
110,000	2.250		01/28/25	103,886
Cooperatieve Rabobank UA (Netherlands)
1,105,000	3.750		07/21/26	1,036,492
186,000	5.250		05/24/41	194,123
485,000	5.250		08/04/45	457,977
Credit Suisse AG (Switzerland)
1,210,000	2.950		04/09/25	1,102,272
950,000	1.250		08/07/26	775,066
Credit Suisse Group AG (Switzerland)
660,000	3.750		03/26/25	602,255
250,000	4.550		04/17/26	223,057
(SOFR + 3.730%)
621,000	4.194	(a)(b)	04/01/31	495,598
300,000	4.875		05/15/45	218,663

Foreign Corporate Debt – (continued)
Banks – (continued)
Deutsche Bank AG (Germany)
130,000	3.700		05/30/24	125,680
(SOFR + 1.131%)
200,000	1.447	(a)	04/01/25	189,166
(SOFR + 2.581%)
800,000	3.961	(a)	11/26/25	768,599
(SOFR + 1.219%)
1,694,000	2.311	(a)	11/16/27	1,473,605
(SOFR + 1.318%)
1,702,000	2.552	(a)	01/07/28	1,483,820
(SOFR + 3.043%)
260,000	3.547	(a)	09/18/31	217,416
(SOFR + 1.718%)
400,000	3.035	(a)	05/28/32	315,744
HSBC Holdings PLC (United Kingdom)
540,000	4.250		03/14/24	532,166
(SOFR + 0.708%)
500,000	0.976	(a)	05/24/25	470,479
400,000	4.250		08/18/25	387,541
(SOFR + 1.402%)
800,000	2.633	(a)	11/07/25	757,557
750,000	4.300		03/08/26	725,956
(SOFR + 1.538%)
250,000	1.645	(a)	04/18/26	229,312
936,000	3.900		05/25/26	892,654
(3M USD LIBOR + 1.348%)
500,000	4.292	(a)	09/12/26	481,076
(SOFR + 1.100%)
480,000	2.251	(a)	11/22/27	421,776
(SOFR + 1.732%)
250,000	2.013	(a)	09/22/28	211,675
(3M USD LIBOR + 1.535%)
960,000	4.583	(a)	06/19/29	904,813
(3M USD LIBOR + 1.610%)
800,000	3.973	(a)	05/22/30	719,103
(SOFR + 2.387%)
205,000	2.848	(a)	06/04/31	168,304
(SOFR + 1.947%)
1,050,000	2.357	(a)	08/18/31	828,188
(SOFR + 1.187%)
550,000	2.804	(a)	05/24/32	439,067
(SOFR + 1.410%)
400,000	2.871	(a)	11/22/32	317,171
(SOFR + 4.250%)
400,000	8.113	(a)	11/03/33	441,569
746,000	6.500		09/15/37	744,276
90,000	6.100		01/14/42	95,901
300,000	5.250		03/14/44	276,197
ING Groep NV (Netherlands)
300,000	3.550		04/09/24	293,544
(SOFR + 1.640%)
260,000	3.869	(a)	03/28/26	250,488
200,000	3.950		03/29/27	189,357
(SOFR + 1.830%)
500,000	4.017	(a)	03/28/28	468,938
490,000	4.550		10/02/28	467,387
330,000	4.050		04/09/29	305,209

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Lloyds Banking Group PLC (United Kingdom)
$940,000	4.450%		05/08/25	$915,374
(US 1 Year CMT T-Note + 3.500%)
300,000	3.870	(a)	07/09/25	292,306
400,000	4.582		12/10/25	384,999
1,880,000	3.750		01/11/27	1,757,738
940,000	4.375		03/22/28	888,435
(3M USD LIBOR + 1.205%)
500,000	3.574	(a)	11/07/28	454,163
200,000	5.300		12/01/45	181,290
490,000	4.344		01/09/48	379,947
Mitsubishi UFJ Financial Group, Inc. (Japan)
290,000	2.193		02/25/25	271,693
(US 1 Year CMT T-Note + 1.080%)
260,000	5.719	(a)	02/20/26	259,653
(US 1 Year CMT T-Note + 0.830%)
500,000	2.341	(a)	01/19/28	442,339
290,000	3.961		03/02/28	273,331
(US 1 Year CMT T-Note + 1.900%)
300,000	5.354	(a)	09/13/28	296,555
(US 1 Year CMT T-Note + 1.380%)
1,000,000	5.422	(a)	02/22/29	992,592
(US 1 Year CMT T-Note + 1.100%)
300,000	2.852	(a)	01/19/33	243,058
(US 1 Year CMT T-Note + 1.630%)
1,000,000	5.441	(a)	02/22/34	982,533
Mizuho Financial Group, Inc. (Japan)
490,000	2.839		09/13/26	447,831
(US 1 Year CMT T-Note + 0.670%)
500,000	1.234	(a)	05/22/27	434,170
300,000	2.564		09/13/31	233,205
National Australia Bank Ltd. (Australia)
940,000	2.500		07/12/26	864,261
NatWest Group PLC (United Kingdom)
(3M USD LIBOR + 1.762%)
665,000	4.269	(a)	03/22/25	652,223
846,000	4.800		04/05/26	824,315
(US 1 Year CMT T-Note + 2.550%)
355,000	3.073	(a)	05/22/28	320,056
(3M USD LIBOR + 1.754%)
345,000	4.892	(a)	05/18/29	329,573
(US 5 Year CMT T-Note + 2.100%)
208,000	3.754	(a)	11/01/29	195,497
(3M USD LIBOR + 1.905%)
470,000	5.076	(a)	01/27/30	451,372
(3M USD LIBOR + 1.871%)
370,000	4.445	(a)	05/08/30	342,281
(US 5 Year CMT T-Note + 2.350%)
420,000	3.032	(a)	11/28/35	325,010
Royal Bank of Canada, GMTN (Canada)
500,000	2.250		11/01/24	475,850
50,000	0.875		01/20/26	44,228
350,000	4.650		01/27/26	342,057
300,000	1.400		11/02/26	261,742
500,000	4.240		08/03/27	480,141
250,000	2.300		11/03/31	199,921
300,000	5.000		02/01/33	293,096

Foreign Corporate Debt – (continued)
Banks – (continued)
Royal Bank of Canada (Canada)
130,000	1.200		04/27/26	115,004
Royal Bank of Canada, MTN (Canada)
257,000	1.150		06/10/25	234,723
Santander UK Group Holdings PLC (United Kingdom)
(SOFR + 0.787%)
200,000	1.089	(a)	03/15/25	189,644
(SOFR + 2.749%)
870,000	6.833	(a)	11/21/26	884,769
(SOFR + 0.989%)
1,790,000	1.673	(a)	06/14/27	1,562,220
Sumitomo Mitsui Financial Group, Inc. (Japan)
500,000	2.696		07/16/24	481,426
468,000	3.364		07/12/27	434,530
200,000	5.520		01/13/28	199,637
1,000,000	3.040		07/16/29	867,871
490,000	2.750		01/15/30	413,665
500,000	2.130		07/08/30	400,531
500,000	2.222		09/17/31	389,575
500,000	5.766		01/13/33	504,773
Toronto-Dominion Bank (The) (Canada)
50,000	1.950		01/12/27	44,433
290,000	4.108		06/08/27	277,785
(5 Year USD Swap + 2.205%)
550,000	3.625	(a)	09/15/31	512,531
Toronto-Dominion Bank (The), MTN (Canada)
830,000	2.650		06/12/24	802,294
270,000	1.150		06/12/25	246,217
630,000	0.750		01/06/26	555,033
375,000	1.250		09/10/26	326,192
500,000	2.800		03/10/27	457,612
500,000	2.000		09/10/31	393,420
697,000	3.200		03/10/32	598,640
Westpac Banking Corp. (Australia)
40,000	3.300		02/26/24	39,187
1,000,000	5.350		10/18/24	1,000,464
112,000	1.019		11/18/24	104,384
40,000	2.350		02/19/25	37,902
200,000	2.850		05/13/26	186,604
625,000	1.150		06/03/26	550,949
40,000	3.350		03/08/27	37,590
350,000	5.457		11/18/27	355,883
40,000	3.400		01/25/28	37,144
247,000	2.650		01/16/30	215,868
(US 5 Year CMT T-Note + 1.350%)
1,476,000	2.894	(a)	02/04/30	1,369,797
400,000	2.150		06/03/31	333,626
(US 5 Year CMT T-Note + 2.000%)
100,000	4.110	(a)	07/24/34	88,744
(US 5 Year CMT T-Note + 1.750%)
300,000	2.668	(a)	11/15/35	231,373
186,000	4.421		07/24/39	157,949
100,000	2.963		11/16/40	69,006
Westpac Banking Corp.(a), GMTN (Australia)
(5 Year USD Swap + 2.236%)
146,000	4.322		11/23/31	137,495

				68,010,139

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Beverages – 0.0%
Coca-Cola Femsa SAB de CV (Mexico)
$280,000	2.750%		01/22/30	$241,520

Brokerage – 0.3%
Brookfield Finance, Inc. (Canada)
814,000	3.900		01/25/28	756,532
120,000	4.850		03/29/29	115,193
125,000	4.350		04/15/30	115,055
237,000	4.700		09/20/47	201,486
Nomura Holdings, Inc. (Japan)
530,000	2.999		01/22/32	425,519

				1,613,785

Consumer Cyclical – 0.0%
Toyota Motor Corp. (Japan)
80,000	1.339		03/25/26	71,811

Consumer Noncyclical – 1.3%
AstraZeneca PLC (United Kingdom)
250,000	6.450		09/15/37	282,101
BAT Capital Corp. (United Kingdom)
150,000	3.222		08/15/24	144,701
264,000	3.215		09/06/26	244,183
400,000	4.700		04/02/27	386,570
900,000	3.557		08/15/27	821,124
330,000	2.259		03/25/28	277,204
464,000	2.726		03/25/31	361,567
444,000	4.390		08/15/37	345,699
398,000	4.540		08/15/47	288,133
204,000	4.758		09/06/49	150,760
360,000	3.984		09/25/50	238,326
BAT International Finance PLC (United Kingdom)
292,000	1.668		03/25/26	259,302
700,000	4.448		03/16/28	651,875
GlaxoSmithKline Capital, Inc. (United Kingdom)
910,000	3.875		05/15/28	865,986
511,000	6.375		05/15/38	577,707
Novartis Capital Corp. (Switzerland)
570,000	3.400		05/06/24	558,923
158,000	1.750		02/14/25	148,349
115,000	3.000		11/20/25	109,302
214,000	3.100		05/17/27	201,398
262,000	2.200		08/14/30	221,714
220,000	4.400		05/06/44	203,834
180,000	4.000		11/20/45	157,350
225,000	2.750		08/14/50	156,864
Reynolds American, Inc. (United Kingdom)
468,000	5.850		08/15/45	404,505

				8,057,477

Consumer Products – 0.2%
Unilever Capital Corp. (United Kingdom)
100,000	2.900		05/05/27	93,131
500,000	3.500		03/22/28	469,886
500,000	2.125		09/06/29	423,800
132,000	5.900		11/15/32	143,234

				1,130,051

Foreign Corporate Debt – (continued)
Energy – 2.2%
BP Capital Markets PLC (United Kingdom)
764,000	3.279		09/19/27	711,291
168,000	3.723		11/28/28	158,256
Canadian Natural Resources Ltd. (Canada)
513,000	3.850		06/01/27	481,523
Canadian Natural Resources Ltd., GMTN (Canada)
214,000	4.950		06/01/47	186,244
Cenovus Energy, Inc. (Canada)
172,000	6.750		11/15/39	179,710
322,000	5.400		06/15/47	291,253
Enbridge, Inc. (Canada)
708,000	3.125		11/15/29	618,545
(3M USD LIBOR + 3.641%)
570,000	6.250	(a)	03/01/78	530,100
Equinor ASA (Norway)
70,000	3.700		03/01/24	68,822
460,000	2.875		04/06/25	439,494
200,000	1.750		01/22/26	182,616
300,000	3.125		04/06/30	269,968
100,000	2.375		05/22/30	85,311
430,000	3.950		05/15/43	361,667
114,000	3.250		11/18/49	84,000
250,000	3.700		04/06/50	199,874
Shell International Finance BV (Netherlands)
362,000	2.000		11/07/24	344,469
682,000	3.250		05/11/25	656,021
330,000	2.875		05/10/26	309,242
130,000	2.500		09/12/26	119,536
352,000	3.875		11/13/28	336,014
352,000	2.375		11/07/29	302,075
300,000	2.750		04/06/30	263,705
328,000	4.125		05/11/35	302,330
761,000	6.375		12/15/38	844,374
352,000	4.375		05/11/45	312,036
450,000	4.000		05/10/46	371,792
334,000	3.750		09/12/46	265,826
282,000	3.125		11/07/49	203,042
300,000	3.000		11/26/51	208,147
Suncor Energy, Inc. (Canada)
80,000	6.800		05/15/38	85,125
384,000	4.000		11/15/47	301,203
100,000	3.750		03/04/51	73,292
TotalEnergies Capital International SA (France)
184,000	3.750		04/10/24	181,274
280,000	2.829		01/10/30	247,207
335,000	2.986		06/29/41	251,800
370,000	3.461		07/12/49	282,910
220,000	3.386		06/29/60	157,269
TotalEnergies Capital SA (France)
344,000	3.883		10/11/28	330,455
TransCanada PipeLines Ltd. (Canada)
433,000	2.500		10/12/31	343,098
400,000	4.625		03/01/34	365,308
420,000	7.625		01/15/39	487,177
120,000	4.875		05/15/48	105,589
150,000	5.100		03/15/49	136,027

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Energy – (continued)
Transcanada Trust(a), Series 16-A (Canada)
(3M USD LIBOR + 4.640%)
$198,000	5.875%	08/15/76	$189,585

			13,224,602

Financial Company – 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
500,000	3.150	02/15/24	487,081
500,000	3.500	01/15/25	476,798
450,000	6.500	07/15/25	451,621
952,000	2.450	10/29/26	837,271
300,000	3.000	10/29/28	254,391
432,000	3.300	01/30/32	345,811
300,000	3.400	10/29/33	232,640
480,000	3.850	10/29/41	352,806

			3,438,419

Food and Beverage – 1.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
518,000	3.650	02/01/26	496,658
1,450,000	4.700	02/01/36	1,362,773
1,466,000	4.900	02/01/46	1,350,284
Anheuser-Busch InBev Finance, Inc. (Belgium)
226,000	4.625	02/01/44	201,870
300,000	4.900	02/01/46	276,137
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
536,000	4.000	04/13/28	511,688
628,000	4.750	01/23/29	617,658
281,000	4.900	01/23/31	280,758
429,000	4.375	04/15/38	383,701
500,000	5.450	01/23/39	499,161
100,000	4.350	06/01/40	87,946
356,000	4.950	01/15/42	333,207
435,000	4.600	04/15/48	384,908
146,000	4.439	10/06/48	126,055
632,000	5.550	01/23/49	636,720
280,000	4.500	06/01/50	247,298
310,000	4.750	04/15/58	278,739
382,000	5.800	01/23/59	396,241
Diageo Capital PLC (United Kingdom)
200,000	1.375	09/29/25	181,981
700,000	2.375	10/24/29	591,861

			9,245,644

Forest Products & Paper – 0.1%
Suzano Austria GmbH (Brazil)
350,000	3.750	01/15/31	296,418

Insurance – 0.0%
Manulife Financial Corp. (Canada)
186,000	5.375	03/04/46	189,873

Internet – 0.5%
Alibaba Group Holding Ltd. (China)
760,000	3.600	11/28/24	735,678
744,000	3.400	12/06/27	684,322

Foreign Corporate Debt – (continued)
Internet – (continued)
Alibaba Group Holding Ltd. (China) – (continued)
560,000	2.125	02/09/31	448,307
400,000	4.000	12/06/37	332,052
550,000	4.200	12/06/47	430,580
300,000	3.150	02/09/51	191,698
200,000	4.400	12/06/57	156,538

			2,979,175

Lodging – 0.2%
Sands China Ltd. (Macau)
290,000	5.625	08/08/25	280,575
500,000	4.300	01/08/26	460,000
490,000	5.900	08/08/28	460,600

			1,201,175

Metals and Mining – 0.2%
BHP Billiton Finance USA Ltd. (Australia)
511,000	4.125	02/24/42	441,951
274,000	5.000	09/30/43	266,409
Rio Tinto Finance USA Ltd. (Australia)
80,000	7.125	07/15/28	87,811
306,000	5.200	11/02/40	307,278
Rio Tinto Finance USA PLC (Australia)
80,000	4.125	08/21/42	69,262

			1,172,711

Mining – 0.2%
Southern Copper Corp. (Mexico)
341,000	7.500	07/27/35	389,007
242,000	6.750	04/16/40	264,960
166,000	5.250	11/08/42	155,343
491,000	5.875	04/23/45	497,647

			1,306,957

Oil Company-Exploration & Production – 0.0%
CNOOC Finance 2015 USA LLC (China)
200,000	4.375	05/02/28	194,970

Oil Company-Integrated – 0.2%
Ecopetrol SA (Colombia)
150,000	4.125	01/16/25	144,750
200,000	5.375	06/26/26	190,125
598,000	6.875	04/29/30	531,473
178,000	7.375	09/18/43	144,847
400,000	5.875	05/28/45	261,000

			1,272,195

Semiconductors – 0.1%
TSMC Arizona Corp. (Taiwan)
260,000	1.750	10/25/26	231,478
720,000	3.250	10/25/51	541,044

			772,522

Technology – 0.2%
NXP BV / NXP Funding LLC (China)
280,000	4.875	03/01/24	278,030
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
226,000	3.400	05/01/30	195,552
263,000	2.500	05/11/31	207,362

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Technology – (continued)
NXP BV / NXP Funding LLC / NXP USA, Inc. (China) – (continued)
$289,000	2.650%	02/15/32	$226,852
300,000	5.000	01/15/33	282,620

			1,190,416

Telecommunications – 0.2%
America Movil SAB de CV (Mexico)
266,000	2.875	05/07/30	229,212
640,000	6.125	03/30/40	679,787
470,000	4.375	04/22/49	403,543

			1,312,542

Wireless – 0.4%
Rogers Communications, Inc. (Canada)
594,000	4.300	02/15/48	454,694
500,000	4.350	05/01/49	390,823
500,000	3.700	11/15/49	351,359
Vodafone Group PLC (United Kingdom)
150,000	4.125	05/30/25	145,949
419,000	6.150	02/27/37	433,158
450,000	4.875	06/19/49	391,742
330,000	4.250	09/17/50	260,068

			2,427,793

Wirelines – 0.6%
British Telecommunications PLC (United Kingdom)
500,000	9.625	12/15/30	606,232
Deutsche Telekom International Finance BV (Germany)
650,000	8.750	06/15/30	772,428
Orange SA (France)
500,000	9.000	03/01/31	611,882
100,000	5.375	01/13/42	99,025
Telefonica Emisiones SA (Spain)
1,380,000	4.665	03/06/38	1,147,371
300,000	5.213	03/08/47	255,043

			3,491,981

TOTAL FOREIGN CORPORATE DEBT
(Cost $138,544,511)			$122,842,176

Shares	Dividend Rate	Value

Investment Company – 0.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,701,652	4.475%	$2,701,652
(Cost $2,701,652)

TOTAL INVESTMENTS – 98.9%
(Cost $700,061,144)		$609,335,402

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		6,766,430

NET ASSETS – 100.0%		$616,101,832

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2023.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – 81.4%
U.S. Treasury Bills
$128,000	1.889%	04/20/23	$127,183
132,000	1.897	04/20/23	131,157
48,000	1.904	04/20/23	47,694
224,000	1.911	04/20/23	222,570
103,671,100	1.929	04/20/23	103,009,245
64,000	1.936	04/20/23	63,591
368,000	1.937	04/20/23	365,651
80,000	1.973	04/20/23	79,489
208,000	1.994	04/20/23	206,672
112,000	2.010	04/20/23	111,285
112,000	2.025	04/20/23	111,285
112,000	2.032	04/20/23	111,285
610,000	2.034	04/20/23	606,106
32,067,000	2.058	04/20/23	31,862,278
944,000	2.067	04/20/23	937,973
1,403,000	2.127	04/20/23	1,394,043
244,000	2.163	04/20/23	242,442
4,819,000	2.615	04/20/23	4,788,235
240,000	3.025	04/20/23	238,468
720,000	3.032	04/20/23	715,403
4,920,000	3.039	04/20/23	4,888,590
240,000	3.048	04/20/23	238,468
1,500,000	3.077	04/20/23	1,490,424
600,000	3.092	04/20/23	596,169
1,080,000	3.103	04/20/23	1,073,105
600,000	3.104	04/20/23	596,169
4,165,000	3.141	04/20/23	4,138,410
1,615,000	3.193	04/20/23	1,604,690
3,416,000	3.203	04/20/23	3,394,192
660,000	3.206	04/20/23	655,786
2,700,000	3.208	04/20/23	2,682,763
5,440,000	3.223	04/20/23	5,405,270
1,920,000	3.238	04/20/23	1,907,742
2,040,000	3.239	04/20/23	2,026,976
420,000	3.268	04/20/23	417,319
2,340,000	3.346	04/20/23	2,325,061
2,232,000	3.690	04/20/23	2,217,751
4,731,000	3.730	04/20/23	4,700,796
124,000	3.735	04/20/23	123,208
2,241,000	3.746	04/20/23	2,226,693
4,588,000	3.755	04/20/23	4,558,709
2,480,000	3.766	04/20/23	2,464,167
1,364,000	3.772	04/20/23	1,355,292
620,000	3.913	04/20/23	616,042
1,116,000	3.931	04/20/23	1,108,875
372,000	3.938	04/20/23	369,625
806,000	4.011	04/20/23	800,854
1,872,000	4.441	04/20/23	1,860,049
5,616,000	4.461	04/20/23	5,580,146
8,320,000	4.472	04/20/23	8,266,884
132,328,300	4.473	04/20/23	131,483,492
312,000	4.474	04/20/23	310,008
65,000,000	4.476	04/20/23	64,585,028
1,352,000	4.478	04/20/23	1,343,369
5,652,000	4.480	04/20/23	5,615,917
1,260,000	4.485	04/20/23	1,251,956

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
630,000	4.487	04/20/23	625,978
3,228,000	4.496	04/20/23	3,207,392
11,150,000	4.504	04/20/23	11,078,816
728,000	4.506	04/20/23	723,352
4,056,000	4.509	04/20/23	4,030,106
520,000	4.510	04/20/23	516,680
624,000	4.511	04/20/23	620,016
624,000	4.512	04/20/23	620,016
525,000	4.514	04/20/23	521,648
4,620,000	4.515	04/20/23	4,590,505
2,205,000	4.522	04/20/23	2,190,923
1,470,000	4.525	04/20/23	1,460,615
1,785,000	4.537	04/20/23	1,773,604
3,570,000	4.538	04/20/23	3,547,208
936,000	4.545	04/20/23	930,024
13,312,000	4.604	04/20/23	13,227,014
624,000	4.631	04/20/23	620,016
104,000	4.636	04/20/23	103,336
1,664,000	4.646	04/20/23	1,653,377
728,000	4.651	04/20/23	723,352
2,184,000	4.653	04/20/23	2,170,057
2,680,000	4.660	04/20/23	2,662,890
3,848,000	4.664	04/20/23	3,823,434
936,000	4.669	04/20/23	930,024
1,352,000	4.672	04/20/23	1,343,369
7,488,000	4.674	04/20/23	7,440,195
1,144,000	4.677	04/20/23	1,136,697
208,000	4.678	04/20/23	206,672
728,000	4.683	04/20/23	723,352
1,768,000	4.687	04/20/23	1,756,713
5,200,000	4.688	04/20/23	5,166,802
1,206,000	4.690	04/20/23	1,198,301
1,976,000	4.694	04/20/23	1,963,385
1,560,000	4.758	04/20/23	1,550,041
52,104,000	4.759	04/20/23	51,771,358
13,200,000	4.556	04/25/23	13,107,015
880,000	4.573	04/25/23	873,801
4,329,000	4.587	04/25/23	4,298,505
555,000	4.590	04/25/23	551,090
65,934,000	4.603	04/25/23	65,469,541
11,613,000	4.604	04/25/23	11,531,195
413,654,300	4.609	04/25/23	410,740,395
770,000	4.611	04/25/23	764,576
4,070,000	4.617	04/25/23	4,041,330
1,110,000	4.619	04/25/23	1,102,181
1,776,000	4.625	04/25/23	1,763,489
777,000	4.634	04/25/23	771,527
1,430,000	4.640	04/25/23	1,419,927
10,251,000	4.646	04/25/23	10,178,789
770,000	4.650	04/25/23	764,576
1,870,000	4.655	04/25/23	1,856,827
5,500,000	4.676	04/25/23	5,461,256
222,000	4.680	04/25/23	220,436
2,090,000	4.681	04/25/23	2,075,277
990,000	4.693	04/25/23	983,026
1,305,000	4.708	04/25/23	1,295,807

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$1,210,000	4.710%	04/25/23	$1,201,476
55,110,000	4.723	04/25/23	54,721,789
2,900,000	4.728	04/25/23	2,879,572
1,650,000	4.736	04/25/23	1,638,377
572,000	4.567	05/11/23	566,765
132,000	4.568	05/11/23	130,792
1,936,000	4.572	05/11/23	1,918,282
1,364,000	4.577	05/11/23	1,351,517
3,520,000	4.579	05/11/23	3,487,786
1,144,000	4.583	05/11/23	1,133,530
792,000	4.592	05/11/23	784,752
1,760,000	4.610	05/11/23	1,743,893
836,000	4.613	05/11/23	828,349
264,000	4.614	05/11/23	261,584
792,000	4.615	05/11/23	784,752
440,000	4.616	05/11/23	435,973
1,188,000	4.617	05/11/23	1,177,128
308,000	4.624	05/11/23	305,181
150,322,000	4.628	05/11/23	148,946,285
220,000	4.631	05/11/23	217,987
264,000	4.639	05/11/23	261,584
836,000	4.645	05/11/23	828,349
26,136,000	4.658	05/11/23	25,896,809
44,000	4.664	05/11/23	43,597
352,000	4.675	05/11/23	348,779
264,000	4.676	05/11/23	261,584
704,000	4.677	05/11/23	697,557
5,280,000	4.678	05/11/23	5,231,679
924,000	4.688	05/11/23	915,544
88,000	4.708	05/11/23	87,195
308,000	4.719	05/11/23	305,181
1,628,000	4.725	05/11/23	1,613,101
572,000	4.738	05/11/23	566,765
2,200,000	4.742	05/11/23	2,179,866
821,000	4.748	05/11/23	813,486
1,140,000	4.750	05/11/23	1,129,567
748,000	4.755	05/11/23	741,154
3,168,000	4.758	05/11/23	3,139,007
484,000	4.762	05/11/23	479,571
396,000	4.769	05/11/23	392,376
836,000	4.774	05/11/23	828,349
660,000	4.792	05/11/23	653,960
22,044,000	4.821	05/11/23	21,842,258
18,664,000	2.043	05/18/23	18,476,492
184,000	2.199	05/18/23	182,151
32,000	2.246	05/18/23	31,679
632,000	2.623	05/18/23	625,651
40,000	3.076	05/18/23	39,598
120,000	3.084	05/18/23	118,794
280,000	3.137	05/18/23	277,187
786,000	3.147	05/18/23	778,103
250,000	3.164	05/18/23	247,488
110,000	3.167	05/18/23	108,895
266,000	3.191	05/18/23	263,328
560,000	3.210	05/18/23	554,374
450,000	3.211	05/18/23	445,479

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
272,000	3.220	05/18/23	269,267
896,000	3.221	05/18/23	886,998
256,000	3.236	05/18/23	253,428
56,000	3.239	05/18/23	55,437
312,000	3.324	05/18/23	308,865
761,000	3.652	05/18/23	753,355
90,000	3.664	05/18/23	89,096
666,000	3.666	05/18/23	659,309
198,000	3.671	05/18/23	196,011
18,000	3.676	05/18/23	17,819
324,000	3.688	05/18/23	320,745
360,000	3.692	05/18/23	356,383
54,000	3.722	05/18/23	53,457
162,000	3.725	05/18/23	160,372
117,000	3.737	05/18/23	115,825
90,000	3.853	05/18/23	89,096
522,000	3.915	05/18/23	516,756
36,000	4.352	05/18/23	35,638
180,000	4.368	05/18/23	178,192
54,000	4.369	05/18/23	53,457
189,000	4.390	05/18/23	187,101
54,000	4.517	05/18/23	53,457
324,000	4.538	05/18/23	320,745
117,000	4.572	05/18/23	115,825
108,000	4.574	05/18/23	106,915
27,000	4.589	05/18/23	26,729
396,000	4.590	05/18/23	392,022
279,000	4.591	05/18/23	276,197
882,000	4.592	05/18/23	873,139
234,000	4.598	05/18/23	231,649
171,000	4.606	05/18/23	169,282
126,000	4.608	05/18/23	124,734
360,000	4.609	05/18/23	356,383
414,000	4.615	05/18/23	409,841
72,000	4.618	05/18/23	71,277
45,000	4.619	05/18/23	44,548
272,000	4.620	05/18/23	269,267
162,000	4.625	05/18/23	160,372
90,000	4.626	05/18/23	89,096
243,000	4.627	05/18/23	240,559
117,000	4.628	05/18/23	115,825
153,000	4.636	05/18/23	151,463
90,000	4.638	05/18/23	89,096
432,000	4.642	05/18/23	427,660
45,000	4.643	05/18/23	44,548
5,346,000	4.648	05/18/23	5,292,291
54,000	4.661	05/18/23	53,457
1,200,000	4.672	05/18/23	1,187,944
243,000	4.680	05/18/23	240,559
9,000	4.683	05/18/23	8,910
80,000	4.694	05/18/23	79,196
144,000	4.696	05/18/23	142,553
388,000	4.721	05/18/23	384,102
130,000	4.733	05/18/23	128,694
117,000	4.749	05/18/23	115,825
70,000	4.751	05/18/23	69,297

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$500,000	4.753%	05/18/23	$494,977
70,000	4.757	05/18/23	69,297
260,000	4.765	05/18/23	257,388
110,000	4.772	05/18/23	108,895
170,000	4.776	05/18/23	168,292
720,000	4.779	05/18/23	712,767
90,000	4.783	05/18/23	89,096
190,000	4.785	05/18/23	188,091
419,160,600	4.789	05/18/23	414,949,493
150,000	4.796	05/18/23	148,493
5,010,000	4.836	05/18/23	4,959,667
320,000	4.683	05/23/23	316,565
4,800,000	4.685	05/23/23	4,748,480
179,122,900	4.727	05/23/23	177,200,306
520,000	4.741	05/23/23	514,419
280,000	4.743	05/23/23	276,995
1,040,000	4.752	05/23/23	1,028,837
280,000	4.755	05/23/23	276,995
2,880,000	4.760	05/23/23	2,849,088
360,000	4.767	05/23/23	356,136
2,000,000	4.770	05/23/23	1,978,533
468,000	4.771	05/23/23	462,977
600,000	4.774	05/23/23	593,560
440,000	4.775	05/23/23	435,277
760,000	4.783	05/23/23	751,843
680,000	4.790	05/23/23	672,701
20,040,000	4.814	05/23/23	19,824,903
225,859,000	4.689	06/08/23	222,964,611
6,120,000	4.732	06/08/23	6,041,572
408,000	4.743	06/08/23	402,771
867,000	4.759	06/08/23	855,889
1,887,000	4.762	06/08/23	1,862,818
1,320,000	4.767	06/08/23	1,303,084
357,000	4.768	06/08/23	352,425
765,000	4.777	06/08/23	755,197
357,000	4.785	06/08/23	352,425
594,000	4.786	06/08/23	586,388
663,000	4.787	06/08/23	654,504
561,000	4.790	06/08/23	553,811
2,550,000	4.801	06/08/23	2,517,322
459,000	4.804	06/08/23	453,118
969,000	4.819	06/08/23	956,582
3,672,000	4.822	06/08/23	3,624,943
25,551,000	4.868	06/08/23	25,223,563
271,098,800	4.867	06/13/23	267,381,984
1,760,000	4.556	06/15/23	1,735,747
1,677,000	4.564	06/15/23	1,653,891
25,542,000	4.575	06/15/23	25,190,032
1,364,000	4.580	06/15/23	1,345,204
1,936,000	4.581	06/15/23	1,909,322
132,000	4.583	06/15/23	130,181
396,000	4.584	06/15/23	390,543
430,000	4.589	06/15/23	424,075
215,000	4.602	06/15/23	212,037
792,000	4.605	06/15/23	781,086
43,000	4.638	06/15/23	42,407

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
3,520,000	4.640	06/15/23	3,471,495
1,144,000	4.641	06/15/23	1,128,236
572,000	4.642	06/15/23	564,118
258,000	4.649	06/15/23	254,445
152,285,500	4.677	06/15/23	150,187,011
903,000	4.692	06/15/23	890,557
352,000	4.701	06/15/23	347,149
308,000	4.708	06/15/23	303,756
688,000	4.718	06/15/23	678,519
5,280,000	4.722	06/15/23	5,207,242
86,000	4.744	06/15/23	84,815
572,000	4.755	06/15/23	564,118
1,628,000	4.759	06/15/23	1,605,566
4,004,000	4.765	06/15/23	3,948,825
308,000	4.775	06/15/23	303,756
484,000	4.779	06/15/23	477,331
396,000	4.792	06/15/23	390,543
2,200,000	4.794	06/15/23	2,169,684
1,140,000	4.799	06/15/23	1,124,291
660,000	4.803	06/15/23	650,905
748,000	4.805	06/15/23	737,693
22,044,000	4.808	06/15/23	21,740,234
513,000	4.811	06/15/23	505,931
137,392,200	3.340	07/13/23	134,972,444
495,000	3.411	07/13/23	486,282
2,576,000	3.466	07/13/23	2,530,631
1,440,000	3.486	07/13/23	1,414,639
2,025,000	3.487	07/13/23	1,989,336
315,000	3.508	07/13/23	309,452
1,530,000	3.518	07/13/23	1,503,054
1,755,000	3.577	07/13/23	1,724,091
2,625,400	3.843	07/13/23	2,579,161
92,000	3.897	07/13/23	90,380
460,000	3.968	07/13/23	451,898
276,000	4.480	07/13/23	271,139
1,656,000	4.505	07/13/23	1,626,834
2,068,000	4.507	07/13/23	2,031,578
1,457,000	4.524	07/13/23	1,431,339
141,000	4.527	07/13/23	138,517
552,000	4.532	07/13/23	542,278
2,116,000	4.534	07/13/23	2,078,733
644,000	4.544	07/13/23	632,658
368,000	4.571	07/13/23	361,519
1,504,000	4.579	07/13/23	1,477,512
329,000	4.580	07/13/23	323,206
230,000	4.583	07/13/23	225,949
470,000	4.588	07/13/23	461,722
470,000	4.589	07/13/23	461,722
782,000	4.590	07/13/23	768,227
2,115,000	4.592	07/13/23	2,077,751
3,760,000	4.593	07/13/23	3,693,779
1,880,000	4.594	07/13/23	1,846,889
976,000	4.595	07/13/23	958,811
282,000	4.596	07/13/23	277,033
1,222,000	4.600	07/13/23	1,200,478
423,000	4.617	07/13/23	415,550

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$27,918,000	4.623%	07/13/23	$27,426,307
846,000	4.628	07/13/23	831,100
235,000	4.643	07/13/23	230,861
282,000	4.651	07/13/23	277,033
1,833,000	4.687	07/13/23	1,800,717
376,000	4.714	07/13/23	369,378
47,000	4.729	07/13/23	46,172
987,000	4.741	07/13/23	969,617
5,640,000	4.774	07/13/23	5,540,668
329,000	4.780	07/13/23	323,206
1,739,000	4.791	07/13/23	1,708,373
282,000	4.806	07/13/23	277,033
752,000	4.841	07/13/23	738,756
611,000	4.842	07/13/23	600,239
94,000	4.853	07/13/23	92,344
517,000	4.859	07/13/23	507,895
329,000	4.861	07/13/23	323,206
2,350,000	4.866	07/13/23	2,308,612
1,220,000	4.873	07/13/23	1,198,513
705,000	4.874	07/13/23	692,584
893,000	4.879	07/13/23	877,272
799,000	4.881	07/13/23	784,928
549,000	4.883	07/13/23	539,331
423,000	4.889	07/13/23	415,550
3,384,000	4.892	07/13/23	3,324,401
23,547,000	4.927	07/13/23	23,132,289
50,203,400	3.442	08/10/23	49,121,132
198,000	3.485	08/10/23	193,732
126,000	3.516	08/10/23	123,284
576,000	3.522	08/10/23	563,583
702,000	3.560	08/10/23	686,867
95,220,200	3.778	08/10/23	93,167,476
129,000	4.514	08/10/23	126,219
1,892,000	4.527	08/10/23	1,851,213
774,000	4.538	08/10/23	757,314
430,000	4.555	08/10/23	420,730
1,677,000	4.559	08/10/23	1,640,848
817,000	4.562	08/10/23	799,387
559,000	4.568	08/10/23	546,949
1,333,000	4.571	08/10/23	1,304,264
3,440,000	4.582	08/10/23	3,365,842
25,542,000	4.586	08/10/23	24,991,374
1,720,000	4.594	08/10/23	1,682,921
1,161,000	4.601	08/10/23	1,135,972
215,000	4.606	08/10/23	210,365
774,000	4.611	08/10/23	757,314
387,000	4.615	08/10/23	378,657
1,118,000	4.616	08/10/23	1,093,899
430,000	4.617	08/10/23	420,730
896,000	4.622	08/10/23	876,684
301,000	4.624	08/10/23	294,511
258,000	4.637	08/10/23	252,438
903,000	4.640	08/10/23	883,533
43,000	4.644	08/10/23	42,073
946,000	4.661	08/10/23	925,606
258,000	4.672	08/10/23	252,438

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
86,000	4.721	08/10/23	84,146
344,000	4.790	08/10/23	336,584
301,000	4.893	08/10/23	294,511
559,000	4.896	08/10/23	546,949
5,160,000	4.904	08/10/23	5,048,763
301,000	4.917	08/10/23	294,511
1,591,000	4.922	08/10/23	1,556,702
2,881,000	4.927	08/10/23	2,818,892
473,000	4.947	08/10/23	462,803
1,487,000	4.950	08/10/23	1,454,944
495,000	4.964	08/10/23	484,329
3,913,000	4.975	08/10/23	3,828,645
645,000	4.981	08/10/23	631,095
21,543,000	5.005	08/10/23	21,078,583
680,000	3.996	09/07/23	663,337
1,258,000	4.017	09/07/23	1,227,173
34,000	4.018	09/07/23	33,167
52,806,000	4.031	09/07/23	51,512,021
374,000	4.049	09/07/23	364,835
170,000	4.119	09/07/23	165,834
221,000	4.130	09/07/23	215,585
85,000	4.418	09/07/23	82,917
663,000	4.461	09/07/23	646,754
748,000	4.469	09/07/23	729,671
51,000	4.481	09/07/23	49,750
170,000	4.488	09/07/23	165,834
527,000	4.494	09/07/23	514,086
102,000	4.507	09/07/23	99,501
680,000	4.508	09/07/23	663,337
153,000	4.526	09/07/23	149,251
221,000	4.534	09/07/23	215,585
10,098,000	4.536	09/07/23	9,850,555
102,000	4.538	09/07/23	99,501
272,000	4.554	09/07/23	265,335
612,000	4.558	09/07/23	597,003
357,000	4.560	09/07/23	348,252
442,000	4.578	09/07/23	431,169
34,000	4.580	09/07/23	33,167
1,666,000	4.582	09/07/23	1,625,176
629,000	4.590	09/07/23	613,587
238,000	4.606	09/07/23	232,168
136,000	4.609	09/07/23	132,667
459,000	4.612	09/07/23	447,752
204,000	4.614	09/07/23	199,001
170,000	4.622	09/07/23	165,834
102,000	4.632	09/07/23	99,501
782,000	4.634	09/07/23	762,838
289,000	4.641	09/07/23	281,918
119,000	4.646	09/07/23	116,084
85,000	4.647	09/07/23	82,917
352,000	4.654	09/07/23	343,374
17,000	4.672	09/07/23	16,583
102,000	4.690	09/07/23	99,501
2,040,000	4.704	09/07/23	1,990,011
629,000	4.705	09/07/23	613,587
221,000	4.787	09/07/23	215,585

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$119,000	4.793%	09/07/23	$116,084
187,000	4.805	09/07/23	182,418
119,000	4.817	09/07/23	116,084
198,000	4.826	09/07/23	193,148
850,000	4.844	09/07/23	829,171
440,000	4.846	09/07/23	429,218
136,000	4.849	09/07/23	132,667
1,224,000	4.856	09/07/23	1,194,007
289,000	4.858	09/07/23	281,918
153,000	4.863	09/07/23	149,251
8,517,000	4.881	09/07/23	8,308,296
323,000	4.898	09/07/23	315,085
255,000	4.902	09/07/23	248,751
558,000	4.544	10/05/23	542,197
720,000	4.568	10/05/23	699,609
648,000	4.575	10/05/23	629,648
162,000	4.584	10/05/23	157,412
108,000	4.587	10/05/23	104,941
180,000	4.589	10/05/23	174,902
90,000	4.595	10/05/23	87,451
1,080,000	4.597	10/05/23	1,049,413
702,000	4.601	10/05/23	682,118
234,000	4.605	10/05/23	227,373
10,692,000	4.620	10/05/23	10,389,186
1,440,000	4.626	10/05/23	1,399,217
54,000	4.628	10/05/23	52,471
324,000	4.630	10/05/23	314,824
108,000	4.631	10/05/23	104,941
72,000	4.634	10/05/23	69,961
18,000	4.635	10/05/23	17,490
324,000	4.645	10/05/23	314,824
468,000	4.648	10/05/23	454,746
216,000	4.652	10/05/23	209,883
378,000	4.653	10/05/23	367,294
378,000	4.658	10/05/23	367,294
56,791,800	4.660	10/05/23	55,183,369
36,000	4.662	10/05/23	34,980
342,000	4.668	10/05/23	332,314
252,000	4.675	10/05/23	244,863
180,000	4.683	10/05/23	174,902
468,000	4.690	10/05/23	454,746
486,000	4.694	10/05/23	472,236
126,000	4.696	10/05/23	122,431
108,000	4.713	10/05/23	104,941
378,000	4.717	10/05/23	367,294
368,000	4.721	10/05/23	357,578
90,000	4.724	10/05/23	87,451
306,000	4.728	10/05/23	297,334
144,000	4.729	10/05/23	139,922
828,000	4.731	10/05/23	804,550
108,000	4.744	10/05/23	104,941
144,000	4.756	10/05/23	139,922
2,160,000	4.801	10/05/23	2,098,825
666,000	4.811	10/05/23	647,138
460,000	4.837	10/05/23	446,972
234,000	4.838	10/05/23	227,373

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$126,000	4.850%	10/05/23	$122,431
207,000	4.880	10/05/23	201,137
126,000	4.900	10/05/23	122,431
198,000	4.905	10/05/23	192,392
900,000	4.927	10/05/23	874,511
1,296,000	4.938	10/05/23	1,259,295
270,000	4.942	10/05/23	262,353
306,000	4.943	10/05/23	297,334
9,018,000	4.961	10/05/23	8,762,596
162,000	4.967	10/05/23	157,412
342,000	4.988	10/05/23	332,314
260,000	4.615	11/02/23	251,636
620,000	4.619	11/02/23	600,054
360,000	4.647	11/02/23	348,419
880,000	4.652	11/02/23	851,690
60,000	4.662	11/02/23	58,070
2,120,000	4.665	11/02/23	2,051,799
152,732,800	4.668	11/02/23	147,819,324
380,000	4.684	11/02/23	367,775
140,000	4.692	11/02/23	135,496
1,000,000	4.693	11/02/23	967,830
180,000	4.709	11/02/23	174,209
20,476,000	4.711	11/02/23	19,817,279
360,000	4.728	11/02/23	348,419
540,000	4.740	11/02/23	522,628
120,000	4.746	11/02/23	116,140
120,000	4.762	11/02/23	116,140
432,000	4.766	11/02/23	418,102
41,181,100	4.802	11/02/23	39,856,287
1,998,000	4.837	11/02/23	1,933,724
6,480,000	4.842	11/02/23	6,271,536
702,000	4.849	11/02/23	679,416
378,000	4.880	11/02/23	365,840
138,092,800	4.891	11/02/23	133,650,299
378,000	4.914	11/02/23	365,840
630,000	4.932	11/02/23	609,733
2,700,000	4.942	11/02/23	2,613,140
1,400,000	4.948	11/02/23	1,354,961
594,000	4.952	11/02/23	574,891
810,000	4.954	11/02/23	783,942
918,000	4.966	11/02/23	888,468
486,000	4.980	11/02/23	470,365
1,026,000	5.007	11/02/23	992,993
3,888,000	5.022	11/02/23	3,762,921
27,054,000	5.042	11/02/23	26,183,662
165,286,300	4.755	01/25/24	158,209,009
296,000	4.819	01/25/24	283,326
3,219,000	4.900	01/25/24	3,081,168
259,000	4.908	01/25/24	247,910
481,000	4.916	01/25/24	460,404
691,000	4.948	01/25/24	661,413
960,000	4.976	01/25/24	918,894
555,000	5.000	01/25/24	531,236
159,569,400	5.003	01/25/24	152,736,898
1,850,000	5.004	01/25/24	1,770,786
1,036,000	5.014	01/25/24	991,640

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$333,000	5.032%	01/25/24	$318,741
2,664,000	5.052	01/25/24	2,549,932
703,000	5.064	01/25/24	672,899
18,537,000	5.067	01/25/24	17,743,276
135,856,600	5.107	02/22/24	129,428,883

TOTAL U.S. TREASURY BILLS
(Cost $4,360,874,285)			$4,357,212,595

U.S. Treasury Notes – 18.6%
U.S. Treasury Notes
$2,449,000	2.799%	05/15/23	$2,425,419
93,000	2.867	05/15/23	92,104
372,000	2.875	05/15/23	368,418
57,994,200	2.898	05/15/23	57,435,779
682,000	2.903	05/15/23	675,433
713,000	2.957	05/15/23	706,135
1,050,000	2.979	05/15/23	1,039,890
279,000	3.006	05/15/23	276,313
465,000	3.020	05/15/23	460,523
1,020,000	3.062	05/15/23	1,010,178
992,000	3.063	05/15/23	982,448
1,380,000	3.093	05/15/23	1,366,712
2,460,000	3.142	05/15/23	2,436,313
120,000	3.155	05/15/23	118,844
120,000	3.180	05/15/23	118,844
360,000	3.184	05/15/23	356,534
540,000	3.191	05/15/23	534,800
330,000	3.225	05/15/23	326,822
90,000	3.226	05/15/23	89,133
300,000	3.227	05/15/23	297,111
300,000	3.239	05/15/23	297,111
750,000	3.273	05/15/23	742,778
2,107,000	3.275	05/15/23	2,086,712
817,000	3.308	05/15/23	809,133
2,752,000	3.366	05/15/23	2,725,501
1,736,000	3.376	05/15/23	1,719,284
330,000	3.390	05/15/23	326,822
1,350,000	3.394	05/15/23	1,337,001
1,020,000	3.430	05/15/23	1,010,178
960,000	3.470	05/15/23	950,756
210,000	3.504	05/15/23	207,978
1,170,000	3.572	05/15/23	1,158,734
558,000	3.765	05/15/23	552,627
2,294,000	4.086	05/15/23	2,271,911
1,240,000	4.091	05/15/23	1,228,060
682,000	4.120	05/15/23	675,433
310,000	4.157	05/15/23	307,015
186,000	4.198	05/15/23	184,209
403,000	4.211	05/15/23	399,120
558,000	4.216	05/15/23	552,627
1,333,000	4.309	05/15/23	1,320,165
465,000	4.313	05/15/23	460,523
713,000	4.421	05/15/23	706,135
124,000	4.466	05/15/23	122,806

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$403,000	4.488%	05/15/23	$399,120
124,000	4.489	05/15/23	122,806
496,000	4.496	05/15/23	491,224
186,000	4.503	05/15/23	184,209
1,116,000	4.507	05/15/23	1,105,254
806,000	4.523	05/15/23	798,239
806,000	4.537	05/15/23	798,239
558,000	4.541	05/15/23	552,627
651,000	4.546	05/15/23	644,732
372,000	4.548	05/15/23	368,418
434,000	4.549	05/15/23	429,821
6,380,000	4.554	05/15/23	6,318,568
1,426,000	4.557	05/15/23	1,412,269
1,364,000	4.561	05/15/23	1,350,866
651,000	4.569	05/15/23	644,732
155,000	4.575	05/15/23	153,507
961,000	4.585	05/15/23	951,747
589,000	4.591	05/15/23	583,329
248,000	4.593	05/15/23	245,612
527,000	4.603	05/15/23	521,926
186,000	4.613	05/15/23	184,209
1,364,000	4.616	05/15/23	1,350,866
713,000	4.617	05/15/23	706,135
93,000	4.620	05/15/23	92,104
558,000	4.621	05/15/23	552,627
640,000	4.622	05/15/23	633,837
186,000	4.628	05/15/23	184,209
310,000	4.629	05/15/23	307,015
837,000	4.646	05/15/23	828,941
1,240,000	4.649	05/15/23	1,228,060
1,209,000	4.669	05/15/23	1,197,359
651,000	4.677	05/15/23	644,732
248,000	4.679	05/15/23	245,612
279,000	4.682	05/15/23	276,313
310,000	4.693	05/15/23	307,015
3,782,000	4.701	05/15/23	3,745,583
31,000	4.712	05/15/23	30,701
186,000	4.721	05/15/23	184,209
155,000	4.723	05/15/23	153,507
217,000	4.750	05/15/23	214,911
1,147,000	4.755	05/15/23	1,135,956
217,000	4.762	05/15/23	214,911
403,000	4.775	05/15/23	399,120
18,414,000	4.777	05/15/23	18,236,693
589,000	4.801	05/15/23	583,329
527,000	4.806	05/15/23	521,926
279,000	4.814	05/15/23	276,314
1,550,000	4.815	05/15/23	1,535,075
341,000	4.846	05/15/23	337,717
2,232,000	4.850	05/15/23	2,210,508
360,000	4.852	05/15/23	356,534
800,000	4.866	05/15/23	792,297
465,000	4.889	05/15/23	460,523
15,531,000	4.910	05/15/23	15,381,453
51,001,000	2.924	07/15/23	50,073,618
216,000	3.230	07/15/23	212,072

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$324,000	3.286%	07/15/23	$318,108
180,000	3.299	07/15/23	176,727
180,000	3.323	07/15/23	176,727
450,000	3.334	07/15/23	441,817
1,225,000	3.372	07/15/23	1,202,725
475,000	3.403	07/15/23	466,363
1,600,000	3.430	07/15/23	1,570,906
198,000	3.474	07/15/23	194,400
1,008,000	3.516	07/15/23	989,671
576,000	3.539	07/15/23	565,526
810,000	3.545	07/15/23	795,271
612,000	3.547	07/15/23	600,872
126,000	3.589	07/15/23	123,709
702,000	3.637	07/15/23	689,235
589,000	4.596	07/15/23	578,290
247,000	4.614	07/15/23	242,509
342,000	4.628	07/15/23	335,781
1,520,000	4.632	07/15/23	1,492,361
494,000	4.643	07/15/23	485,017
57,000	4.644	07/15/23	55,964
108,000	4.648	07/15/23	106,036
648,000	4.651	07/15/23	636,217
277,000	4.674	07/15/23	271,963
342,000	4.675	07/15/23	335,781
836,000	4.676	07/15/23	820,798
114,000	4.678	07/15/23	111,927
252,000	4.684	07/15/23	247,418
216,000	4.686	07/15/23	212,072
72,000	4.687	07/15/23	70,691
133,000	4.691	07/15/23	130,582
551,000	4.692	07/15/23	540,981
760,000	4.701	07/15/23	746,180
513,000	4.702	07/15/23	503,672
180,000	4.707	07/15/23	176,727
702,000	4.709	07/15/23	689,235
114,000	4.715	07/15/23	111,927
368,000	4.716	07/15/23	361,308
144,000	4.720	07/15/23	141,382
171,000	4.724	07/15/23	167,891
306,000	4.728	07/15/23	300,436
90,000	4.732	07/15/23	88,363
828,000	4.737	07/15/23	812,944
378,000	4.739	07/15/23	371,127
90,000	4.747	07/15/23	88,363
18,000	4.767	07/15/23	17,673
288,000	4.768	07/15/23	282,763
108,000	4.779	07/15/23	106,036
10,692,000	4.785	07/15/23	10,497,581
36,000	4.853	07/15/23	35,345
152,000	4.864	07/15/23	149,236
2,280,000	4.923	07/15/23	2,238,541
247,000	4.929	07/15/23	242,509
703,000	4.956	07/15/23	690,217
133,000	4.988	07/15/23	130,582
950,000	4.994	07/15/23	932,726
133,000	5.001	07/15/23	130,582

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
209,000	5.015	07/15/23	205,200
323,000	5.021	07/15/23	317,127
1,368,000	5.022	07/15/23	1,343,125
500,000	5.030	07/15/23	490,908
171,000	5.035	07/15/23	167,891
9,519,000	5.057	07/15/23	9,345,910
361,000	5.070	07/15/23	354,436
225,000	5.072	07/15/23	220,909
285,000	5.080	07/15/23	279,818
868,000	4.544	09/15/23	845,351
91,065,900	4.546	09/15/23	88,689,649
2,240,000	4.549	09/15/23	2,181,550
1,092,000	4.580	09/15/23	1,063,506
1,232,000	4.581	09/15/23	1,199,852
504,000	4.591	09/15/23	490,849
84,000	4.604	09/15/23	81,808
280,000	4.623	09/15/23	272,694
1,120,000	4.625	09/15/23	1,090,775
1,044,000	4.629	09/15/23	1,016,758
252,000	4.642	09/15/23	245,424
504,000	4.650	09/15/23	490,849
588,000	4.678	09/15/23	572,657
168,000	4.679	09/15/23	163,616
280,000	4.682	09/15/23	272,694
532,000	4.685	09/15/23	518,118
174,000	4.689	09/15/23	169,460
348,000	4.695	09/15/23	338,919
756,000	4.711	09/15/23	736,273
28,000	4.717	09/15/23	27,269
196,000	4.723	09/15/23	190,886
1,092,000	4.725	09/15/23	1,063,506
168,000	4.728	09/15/23	163,616
16,772,000	4.736	09/15/23	16,334,356
168,000	4.740	09/15/23	163,616
448,000	4.747	09/15/23	436,310
406,000	4.753	09/15/23	395,406
1,334,000	4.757	09/15/23	1,299,191
56,000	4.766	09/15/23	54,539
493,000	4.775	09/15/23	480,136
145,000	4.779	09/15/23	141,216
232,000	4.785	09/15/23	225,946
576,000	4.789	09/15/23	560,970
224,000	4.861	09/15/23	218,155
3,360,000	4.882	09/15/23	3,272,325
196,000	4.898	09/15/23	190,886
1,036,000	4.903	09/15/23	1,008,967
196,000	4.965	09/15/23	190,886
364,000	4.970	09/15/23	354,502
1,400,000	4.988	09/15/23	1,363,469
476,000	5.014	09/15/23	463,579
252,000	5.046	09/15/23	245,424
308,000	5.065	09/15/23	299,963
2,016,000	5.066	09/15/23	1,963,395
532,000	5.070	09/15/23	518,118
720,000	5.072	09/15/23	701,212
14,028,000	5.091	09/15/23	13,661,957

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$324,000	5.097%	09/15/23	$315,546
420,000	5.137	09/15/23	409,041
2,024,000	4.589	10/15/23	1,962,687
138,000	4.604	10/15/23	133,820
598,000	4.609	10/15/23	579,885
5,106,000	4.614	10/15/23	4,951,324
1,196,000	4.622	10/15/23	1,159,770
828,000	4.631	10/15/23	802,917
828,000	4.664	10/15/23	802,917
1,840,000	4.695	10/15/23	1,784,261
874,000	4.697	10/15/23	847,524
414,000	4.711	10/15/23	401,459
460,000	4.714	10/15/23	446,065
460,000	4.715	10/15/23	446,065
966,000	4.736	10/15/23	936,737
46,000	4.743	10/15/23	44,606
276,000	4.750	10/15/23	267,639
1,012,000	4.751	10/15/23	981,343
27,324,000	4.756	10/15/23	26,496,275
155,025,100	4.761	10/15/23	150,328,929
1,242,000	4.762	10/15/23	1,204,376
322,000	4.766	10/15/23	312,246
1,794,000	4.773	10/15/23	1,739,654
230,000	4.775	10/15/23	223,033
276,000	4.786	10/15/23	267,639
92,000	4.807	10/15/23	89,213
368,000	4.895	10/15/23	356,852
7,222,000	4.935	10/15/23	7,003,224
322,000	4.949	10/15/23	312,246
322,000	5.005	10/15/23	312,246
598,000	5.012	10/15/23	579,885
782,000	5.039	10/15/23	758,311
2,300,000	5.054	10/15/23	2,230,326
414,000	5.078	10/15/23	401,459
506,000	5.091	10/15/23	490,672
3,312,000	5.096	10/15/23	3,211,670
874,000	5.103	10/15/23	847,524
23,046,000	5.117	10/15/23	22,347,868
531,000	5.122	10/15/23	514,914
1,180,000	5.127	10/15/23	1,144,254
690,000	5.131	10/15/23	669,098
37,427,800	4.584	12/15/23	35,997,210
390,000	4.641	12/15/23	375,093
160,000	4.673	12/15/23	153,884
10,000	4.681	12/15/23	9,618
210,000	4.692	12/15/23	201,973
60,000	4.695	12/15/23	57,707
20,000	4.722	12/15/23	19,236
146,597,800	4.761	12/15/23	140,994,442
336,000	4.872	12/15/23	323,157
5,040,000	4.928	12/15/23	4,847,358
1,554,000	4.943	12/15/23	1,494,602
294,000	4.954	12/15/23	282,763
546,000	4.967	12/15/23	525,130
294,000	4.984	12/15/23	282,763
2,100,000	5.040	12/15/23	2,019,732

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
714,000	5.076	12/15/23	686,709
378,000	5.079	12/15/23	363,552
462,000	5.089	12/15/23	444,341
798,000	5.101	12/15/23	767,498
3,024,000	5.113	12/15/23	2,908,415
486,000	5.116	12/15/23	467,424
1,080,000	5.117	12/15/23	1,038,720
138,758,700	5.118	12/15/23	133,454,973
21,042,000	5.131	12/15/23	20,237,719

TOTAL U.S. TREASURY NOTES
(Cost $1,000,378,076)			$998,368,865

TOTAL INVESTMENTS – 100.0%
(Cost $5,361,252,361)			$5,355,581,460

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			52,319

NET ASSETS – 100.0%			$5,355,633,779

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

U.S. Treasury Notes – 31.5%
U.S. Treasury Notes
$33,757,000	0.250%	05/15/24		$31,844,560
5,766,000	1.500	10/31/24		5,450,627
19,564,000	2.500	01/31/25		18,742,491
18,869,000	2.000	02/15/25		17,888,077
26,873,000	0.250	10/31/25		23,996,448
9,856,000	0.625	11/30/27		8,351,411
10,347,000	2.750	02/15/28		9,681,063
1,803,000	2.875	08/15/28		1,689,816
1,630,000	2.875	04/30/29		1,519,782
1,981,000	2.375	05/15/29		1,792,567
4,928,000	2.750	05/31/29		4,559,365
2,360,000	3.250	06/30/29		2,246,163
6,377,000	1.625	08/15/29		5,512,365

TOTAL U.S. TREASURY NOTES
(Cost $137,085,886)				$133,274,735

Mortgage-Backed Securities – 29.6%
Federal Home Loan Mortgage Corporation
$265,993	4.500%	07/01/48		$260,016
244,614	2.500	11/01/50		210,391
1,977,212	2.000	05/01/51		1,612,662
2,850,879	2.500	05/01/51		2,429,993
11,021,669	2.000	03/01/52		8,999,967
7,928,722	2.000	03/01/52		6,465,257
1,261,029	2.000	03/01/52		1,028,332
9,928,036	2.000	05/01/52		8,095,387
210,255	4.500	05/01/52		202,586
511,417	2.000	07/01/52		416,969
3,953,717	3.000	08/01/52		3,526,467
Federal National Mortgage Association
1,000,000	1.750	07/02/24		956,420
5,000,000	1.500	TBA-15yr	(a)	4,320,703
7,000,000	2.000	TBA-15yr	(a)	6,208,672
2,000,000	2.500	TBA-15yr	(a)	1,822,187
2,000,000	3.000	TBA-15yr	(a)	1,864,219
2,703,128	3.500	07/01/45		2,525,827
70,942	4.500	06/01/48		69,162
378,654	4.500	07/01/48		369,177
26,133	5.000	12/01/48		25,989
49,610	4.500	01/01/49		48,553
41,224	4.500	08/01/49		40,268
718,449	4.500	08/01/49		701,732
196,567	5.000	12/01/49		195,730
29,878	4.500	01/01/50		29,098
123,148	4.500	03/01/50		120,278
109,750	5.000	04/01/50		111,068
1,622,607	2.500	06/01/50		1,395,765
55,141	4.500	10/01/50		53,770
81,811	4.500	10/01/50		79,582
103,516	2.500	02/01/51		87,928
554,069	2.500	03/01/51		476,669
700,088	2.500	09/01/51		599,139
2,794,827	2.500	10/01/51		2,404,114
1,259,482	2.500	11/01/51		1,082,859

Mortgage-Backed Securities – (continued)
Federal National Mortgage Association – (continued)
1,627,773	2.500	11/01/51		1,400,080
7,941,092	2.000	02/01/52		6,477,719
86,391	2.000	10/01/52		70,465
3,900,000	1.500	TBA-30yr	(a)	3,008,789
7,000,000	2.500	TBA-30yr	(a)	5,929,219
8,000,000	3.000	TBA-30yr	(a)	7,037,500
8,000,000	3.500	TBA-30yr	(a)	7,285,000
6,000,000	4.000	TBA-30yr	(a)	5,630,156
1,000,000	4.500	TBA-30yr	(a)	963,203
1,000,000	5.000	TBA-30yr	(a)	982,813
1,000,000	5.500	TBA-30yr	(a)	998,125
Government National Mortgage Association
57,074	5.000	12/20/48		57,391
31,163	5.000	05/20/49		31,255
306,215	3.000	09/20/49		274,033
113,863	4.500	03/20/50		112,238
62,218	5.000	05/20/50		62,675
240,124	4.000	09/20/50		230,549
802,896	3.000	07/20/51		719,956
3,626,123	2.000	09/20/51		3,038,166
2,377,691	4.500	10/20/52		2,304,713
3,000,000	2.000	TBA-30yr	(a)	2,512,500
7,000,000	2.500	TBA-30yr	(a)	6,049,531
4,300,000	3.000	TBA-30yr	(a)	3,835,063
4,000,000	3.500	TBA-30yr	(a)	3,676,562
1,900,000	4.000	TBA-30yr	(a)	1,795,797
1,000,000	5.000	TBA-30yr	(a)	988,281
1,000,000	5.500	TBA-30yr	(a)	1,003,750

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $132,191,044)				$125,312,465

Corporate Obligations – 19.9%
Aerospace & Defense – 0.3%
General Dynamics Corp.
$215,000	3.625%	04/01/30		$200,254
Hexcel Corp.
40,000	4.200	02/15/27		37,778
Lockheed Martin Corp.
335,000	5.250	01/15/33		343,486
Northrop Grumman Corp.
40,000	4.030	10/15/47		33,052
Raytheon Technologies Corp.
200,000	3.950	08/16/25		194,360
100,000	2.375	03/15/32		80,599
30,000	4.450	11/16/38		27,246
60,000	4.875	10/15/40		56,372
400,000	2.820	09/01/51		265,041
Textron, Inc.
80,000	3.000	06/01/30		69,631

				1,307,819

Banks – 3.9%
American Express Co.
80,000	3.625	12/05/24		77,814
400,000	3.950	08/01/25		387,626

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp.
(SOFR + 0.690%)
$425,000	0.976	%(b)	04/22/25	$400,960
(SOFR + 0.960%)
300,000	1.734	(b)	07/22/27	264,594
(3M USD LIBOR + 1.040%)
200,000	3.419	(b)	12/20/28	182,232
(SOFR + 2.150%)
180,000	2.592	(b)	04/29/31	148,351
(US 5 Year CMT T-Note + 1.200%)
200,000	2.482	(b)	09/21/36	150,122
(3M USD LIBOR + 1.814%)
264,000	4.244	(b)	04/24/38	230,110
100,000	7.750		05/14/38	118,720
Bank of America Corp., Series L
125,000	4.183		11/25/27	119,353
73,000	4.750		04/21/45	65,301
Bank of America Corp., MTN
100,000	3.875		08/01/25	97,046
(SOFR + 1.010%)
100,000	1.197	(b)	10/24/26	89,189
(3M USD LIBOR + 1.060%)
80,000	3.559	(b)	04/23/27	75,087
75,000	3.248		10/21/27	69,095
(3M USD LIBOR + 1.210%)
300,000	3.974	(b)	02/07/30	275,232
(3M USD LIBOR + 0.990%)
200,000	2.496	(b)	02/13/31	165,088
(SOFR + 1.530%)
40,000	1.898	(b)	07/23/31	31,265
(SOFR + 1.930%)
300,000	2.676	(b)	06/19/41	207,251
(3M USD LIBOR + 3.150%)
300,000	4.083	(b)	03/20/51	243,402
(SOFR + 1.880%)
60,000	2.831	(b)	10/24/51	38,542
Bank of America Corp.(b), Series N
(SOFR + 1.650%)
100,000	3.483		03/13/52	73,598
Bank of New York Mellon Corp. (The), MTN
300,000	2.800		05/04/26	280,083
155,000	1.650		01/28/31	122,573
646,000	1.800		07/28/31	504,921
Charles Schwab Corp. (The)
300,000	0.900		03/11/26	264,195
Citigroup, Inc.
(SOFR + 1.372%)
800,000	4.140	(b)	05/24/25	784,284
(SOFR + 0.765%)
100,000	1.122	(b)	01/28/27	88,627
(3M USD LIBOR + 1.563%)
100,000	3.887	(b)	01/10/28	94,038
(SOFR + 1.887%)
300,000	4.658	(b)	05/24/28	290,059
(SOFR + 2.086%)
700,000	4.910	(b)	05/24/33	667,832

Corporate Obligations – (continued)
Banks – (continued)
Comerica, Inc.
25,000	4.000		02/01/29	23,338
Fifth Third Bancorp
40,000	8.250		03/01/38	49,520
JPMorgan Chase & Co.
40,000	3.875		02/01/24	39,379
(SOFR + 0.540%)
300,000	0.824	(b)	06/01/25	280,921
(SOFR + 0.490%)
300,000	0.768	(b)	08/09/25	278,436
(3M U.S. T-Bill MMY + 1.585%)
165,000	2.005	(b)	03/13/26	153,292
40,000	7.625		10/15/26	43,424
(SOFR + 0.800%)
100,000	1.045	(b)	11/19/26	88,718
300,000	8.000		04/29/27	335,792
80,000	4.250		10/01/27	77,034
(3M USD LIBOR + 1.337%)
400,000	3.782	(b)	02/01/28	376,519
(3M USD LIBOR + 1.380%)
50,000	3.540	(b)	05/01/28	46,263
(3M USD LIBOR + 1.330%)
40,000	4.452	(b)	12/05/29	37,963
(SOFR + 1.510%)
90,000	2.739	(b)	10/15/30	75,834
(3M U.S. T-Bill MMY + 3.790%)
342,000	4.493	(b)	03/24/31	323,003
(3M U.S. T-Bill MMY + 1.105%)
25,000	1.764	(b)	11/19/31	19,267
(SOFR + 1.180%)
300,000	2.545	(b)	11/08/32	240,451
(3M USD LIBOR + 1.360%)
152,000	3.882	(b)	07/24/38	126,777
15,000	5.400		01/06/42	14,917
40,000	4.850		02/01/44	37,502
(3M USD LIBOR + 1.380%)
40,000	3.964	(b)	11/15/48	32,479
(SOFR + 2.440%)
660,000	3.109	(b)	04/22/51	451,744
KeyCorp, MTN
120,000	4.100		04/30/28	114,110
80,000	2.550		10/01/29	67,819
Manufacturers & Traders Trust Co.
280,000	3.400		08/17/27	258,009
Morgan Stanley
(SOFR + 0.525%)
40,000	0.790	(b)	05/30/25	37,398
(SOFR + 1.295%)
500,000	5.050	(b)	01/28/27	495,367
(SOFR + 1.360%)
100,000	2.484	(b)	09/16/36	74,688
(SOFR + 1.485%)
300,000	3.217	(b)	04/22/42	224,680
80,000	4.300		01/27/45	69,049
75,000	4.375		01/22/47	65,831

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley, GMTN
$340,000	3.700%		10/23/24	$331,358
120,000	4.350		09/08/26	115,180
(SOFR + 1.143%)
250,000	2.699	(b)	01/22/31	209,389
(SOFR + 1.178%)
200,000	2.239	(b)	07/21/32	155,893
Morgan Stanley, MTN
100,000	6.250		08/09/26	103,206
(SOFR + 1.430%)
300,000	2.802	(b)	01/25/52	193,808
Northern Trust Corp.
315,000	3.950		10/30/25	304,813
56,000	3.650		08/03/28	52,973
135,000	3.150		05/03/29	122,981
PNC Bank NA
300,000	2.700		10/22/29	255,574
PNC Financial Services Group, Inc. (The)
80,000	3.900		04/29/24	78,761
290,000	3.450		04/23/29	266,557
State Street Corp.
(SOFR + 0.560%)
40,000	1.684	(b)	11/18/27	35,644
(3M USD LIBOR + 1.030%)
50,000	4.141	(b)	12/03/29	47,451
100,000	2.200		03/03/31	80,356
(SOFR + 1.490%)
40,000	3.031	(b)	11/01/34	34,697
Truist Bank
40,000	3.200		04/01/24	39,104
Truist Financial Corp., MTN
80,000	3.875		03/19/29	74,368
US Bancorp
15,000	2.400		07/30/24	14,413
US Bancorp, MTN
80,000	3.900		04/26/28	76,352
80,000	3.000		07/30/29	70,463
40,000	1.375		07/22/30	30,984
US Bancorp, Series V
300,000	2.375		07/22/26	274,793
US Bancorp, Series X
150,000	3.150		04/27/27	139,601
US Bank NA
300,000	2.050		01/21/25	282,810
Wells Fargo & Co.
(SOFR + 2.000%)
300,000	2.188	(b)	04/30/26	278,973
400,000	3.000		10/23/26	369,703
128,000	5.606		01/15/44	124,853
60,000	3.900		05/01/45	47,688
Wells Fargo & Co., MTN
(3M USD LIBOR + 1.310%)
50,000	3.584	(b)	05/22/28	46,273
25,000	4.150		01/24/29	23,396
(SOFR + 1.262%)
400,000	2.572	(b)	02/11/31	333,589

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co., MTN – (continued)
(SOFR + 4.032%)
340,000	4.478	%(b)	04/04/31	320,226
290,000	4.750		12/07/46	249,506
Wells Fargo Bank NA
300,000	6.600		01/15/38	327,726

				16,679,576

Basic Industry – 0.3%
CF Industries, Inc.
272,000	5.150		03/15/34	252,798
100,000	5.375		03/15/44	88,263
Dow Chemical Co. (The)
60,000	3.600		11/15/50	43,308
FMC Corp.
302,000	4.500		10/01/49	248,795
Huntsman International LLC
70,000	4.500		05/01/29	63,932
Linde, Inc.
85,000	1.100		08/10/30	65,631
LYB International Finance III LLC
40,000	2.250		10/01/30	32,060
180,000	3.625		04/01/51	124,002
Mosaic Co. (The)
80,000	4.875		11/15/41	70,221
Sherwin-Williams Co. (The)
200,000	3.450		06/01/27	187,649
Westlake Corp.
40,000	3.600		08/15/26	37,645
235,000	5.000		08/15/46	198,841

				1,413,145

Broadcasting – 0.0%
Fox Corp.
40,000	4.709		01/25/29	38,137
40,000	5.576		01/25/49	36,374

				74,511

Brokerage – 0.3%
Affiliated Managers Group, Inc.
130,000	3.300		06/15/30	110,098
CME Group, Inc.
125,000	3.000		03/15/25	120,139
Eaton Vance Corp.
50,000	3.500		04/06/27	46,761
Intercontinental Exchange, Inc.
185,000	2.100		06/15/30	150,521
482,000	4.600		03/15/33	460,365
Jefferies Financial Group, Inc.
40,000	4.850		01/15/27	39,285
40,000	4.150		01/23/30	36,255
200,000	6.250		01/15/36	207,462
20,000	6.500		01/20/43	20,526
Morgan Stanley Domestic Holdings, Inc.
80,000	4.500		06/20/28	77,438

				1,268,850

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – 0.8%
3M Co.
$250,000	3.050%	04/15/30	$218,490
Caterpillar Financial Services Corp., MTN
400,000	3.400	05/13/25	386,447
Caterpillar, Inc.
50,000	3.803	08/15/42	42,732
230,000	3.250	04/09/50	174,577
CNH Industrial Capital LLC
50,000	1.450	07/15/26	44,209
Cummins, Inc.
411,000	2.600	09/01/50	259,049
Deere & Co.
25,000	3.900	06/09/42	22,111
40,000	2.875	09/07/49	29,014
25,000	3.750	04/15/50	21,402
Emerson Electric Co.
45,000	1.950	10/15/30	36,322
15,000	6.000	08/15/32	15,529
Fortive Corp.
15,000	4.300	06/15/46	11,777
Honeywell International, Inc.
100,000	2.700	08/15/29	87,756
188,000	1.950	06/01/30	155,441
Illinois Tool Works, Inc.
115,000	3.900	09/01/42	99,762
John Deere Capital Corp., MTN
300,000	4.750	01/20/28	298,067
35,000	2.800	07/18/29	31,034
80,000	2.450	01/09/30	68,902
Leggett & Platt, Inc.
80,000	4.400	03/15/29	75,260
100,000	3.500	11/15/51	70,884
Otis Worldwide Corp.
60,000	2.293	04/05/27	53,974
Trane Technologies Luxembourg Finance SA
50,000	3.800	03/21/29	46,095
Waste Management, Inc.
50,000	0.750	11/15/25	44,647
50,000	2.500	11/15/50	31,342
Westinghouse Air Brake Technologies Corp.
110,000	4.400	03/15/24	108,355
133,000	3.450	11/15/26	123,283
415,000	4.950	09/15/28	401,035
WW Grainger, Inc.
100,000	1.850	02/15/25	93,814
60,000	4.600	06/15/45	55,258
100,000	3.750	05/15/46	79,725
Xylem, Inc.
15,000	3.250	11/01/26	14,042

			3,200,335

Communications – 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital
190,000	4.908	07/23/25	185,966
140,000	3.750	02/15/28	126,244
82,000	4.200	03/15/28	75,271

Corporate Obligations – (continued)
Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital – (continued)
90,000	5.050	03/30/29	84,100
40,000	2.800	04/01/31	31,412
130,000	6.384	10/23/35	124,827
300,000	5.375	04/01/38	251,936
40,000	6.484	10/23/45	36,588
60,000	5.750	04/01/48	50,077
40,000	5.125	07/01/49	31,018
40,000	6.834	10/23/55	37,722
100,000	3.850	04/01/61	59,021
60,000	4.400	12/01/61	39,243
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
60,000	4.500	02/01/24	59,298
Omnicom Group, Inc.
511,000	2.450	04/30/30	426,948
80,000	4.200	06/01/30	74,893
Paramount Global
250,000	4.750	05/15/25	245,005
80,000	4.000	01/15/26	76,373
150,000	7.875	07/30/30	161,043
100,000	4.950	01/15/31	89,515
11,000	6.875	04/30/36	10,897
135,000	4.850	07/01/42	102,316
15,000	4.900	08/15/44	11,123
Time Warner Cable Enterprises LLC
115,000	8.375	07/15/33	130,202
Time Warner Cable LLC
115,000	6.750	06/15/39	110,665
15,000	5.875	11/15/40	13,407
15,000	5.500	09/01/41	12,641
TWDC Enterprises 18 Corp.
15,000	4.375	08/16/41	13,423
TWDC Enterprises 18 Corp., GMTN
15,000	4.125	06/01/44	12,930
Walt Disney Co. (The)
400,000	1.750	08/30/24	380,253
80,000	2.000	09/01/29	66,920
80,000	3.800	03/22/30	74,399
90,000	3.500	05/13/40	73,060
15,000	4.750	09/15/44	13,989
50,000	3.600	01/13/51	38,717

			3,331,442

Consumer Cyclical – 1.7%
Amazon.com, Inc.
40,000	3.800	12/05/24	39,163
500,000	3.300	04/13/27	472,488
250,000	3.150	08/22/27	233,555
100,000	2.100	05/12/31	82,183
80,000	4.050	08/22/47	69,237
15,000	2.500	06/03/50	9,649
200,000	3.950	04/13/52	168,065
75,000	4.250	08/22/57	64,814
50,000	2.700	06/03/60	30,577

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Costco Wholesale Corp.
$40,000	3.000%	05/18/27	$37,501
DR Horton, Inc.
80,000	2.500	10/15/24	76,382
90,000	2.600	10/15/25	83,545
100,000	1.400	10/15/27	83,676
General Motors Co.
400,000	5.600	10/15/32	382,315
General Motors Financial Co., Inc.
500,000	6.050	10/10/25	503,803
Home Depot, Inc. (The)
250,000	2.800	09/14/27	230,178
300,000	4.500	09/15/32	289,445
237,000	3.125	12/15/49	168,135
Las Vegas Sands Corp.
473,000	3.900	08/08/29	413,018
Lowe’s Cos., Inc.
175,000	4.500	04/15/30	167,123
200,000	2.800	09/15/41	135,641
100,000	4.050	05/03/47	78,095
Marriott International, Inc., Series EE
50,000	5.750	05/01/25	50,459
Mastercard, Inc.
60,000	2.000	03/03/25	56,566
15,000	3.300	03/26/27	14,176
100,000	3.950	02/26/48	86,552
50,000	3.850	03/26/50	42,061
McDonald’s Corp., MTN
200,000	3.500	07/01/27	188,865
45,000	4.700	12/09/35	42,487
60,000	4.450	09/01/48	52,195
MDC Holdings, Inc.
434,000	2.500	01/15/31	319,804
40,000	6.000	01/15/43	34,100
NIKE, Inc.
20,000	3.375	03/27/50	15,531
O’Reilly Automotive, Inc.
80,000	4.200	04/01/30	75,003
PulteGroup, Inc.
264,000	6.375	05/15/33	265,814
Starbucks Corp.
250,000	3.800	08/15/25	242,649
30,000	3.750	12/01/47	23,034
Tapestry, Inc.
33,000	4.125	07/15/27	31,009
Target Corp.
300,000	1.950	01/15/27	270,263
Toyota Motor Credit Corp.
100,000	0.625	09/13/24	93,401
40,000	3.650	01/08/29	37,511
Toyota Motor Credit Corp., MTN
300,000	0.800	01/09/26	267,510
100,000	1.150	08/13/27	85,139
80,000	3.375	04/01/30	73,251
Visa, Inc.
40,000	1.900	04/15/27	35,958
135,000	0.750	08/15/27	114,782

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Visa, Inc. – (continued)
405,000	2.750	09/15/27	374,812
40,000	4.300	12/14/45	36,200
Walmart, Inc.
100,000	3.300	04/22/24	98,083
340,000	2.850	07/08/24	330,047
200,000	2.650	09/22/51	135,594
Western Union Co. (The)
50,000	1.350	03/15/26	43,996

			7,355,440

Consumer Noncyclical – 1.5%
Abbott Laboratories
60,000	3.875	09/15/25	58,388
150,000	4.750	11/30/36	149,010
100,000	6.000	04/01/39	110,139
40,000	4.750	04/15/43	38,769
AbbVie, Inc.
600,000	2.950	11/21/26	555,135
100,000	4.625	10/01/42	89,335
200,000	4.400	11/06/42	173,797
200,000	4.700	05/14/45	177,548
Agilent Technologies, Inc.
100,000	2.750	09/15/29	86,522
Altria Group, Inc.
115,000	3.400	05/06/30	99,042
40,000	4.500	05/02/43	30,665
40,000	5.375	01/31/44	34,847
75,000	3.875	09/16/46	50,104
55,000	4.450	05/06/50	38,934
Amgen, Inc.
200,000	3.625	05/22/24	195,723
200,000	2.600	08/19/26	184,004
200,000	2.200	02/21/27	179,506
200,000	4.663	06/15/51	172,259
Bristol-Myers Squibb Co.
300,000	0.750	11/13/25	269,842
300,000	3.200	06/15/26	284,219
Centene Corp.
400,000	4.250	12/15/27	372,480
Elevance Health, Inc.
300,000	5.500	10/15/32	305,265
Eli Lilly & Co.
15,000	3.100	05/15/27	14,054
102,000	3.375	03/15/29	94,663
Equifax, Inc.
40,000	3.250	06/01/26	37,542
100,000	2.350	09/15/31	79,100
Gilead Sciences, Inc.
479,000	2.800	10/01/50	311,616
Johnson & Johnson
76,000	0.550	09/01/25	68,953
15,000	0.950	09/01/27	12,840
90,000	2.900	01/15/28	83,860
170,000	6.950	09/01/29	195,290
40,000	1.300	09/01/30	32,178
25,000	3.625	03/03/37	22,057

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Johnson & Johnson – (continued)
$40,000	2.100%	09/01/40	$27,457
25,000	4.500	12/05/43	24,000
35,000	3.700	03/01/46	29,459
Kroger Co. (The)
25,000	3.875	10/15/46	19,253
Laboratory Corp of America Holdings
15,000	4.700	02/01/45	12,848
Merck & Co., Inc.
100,000	3.600	09/15/42	82,019
250,000	3.700	02/10/45	205,067
Mylan, Inc.
210,000	5.400	11/29/43	170,496
135,000	5.200	04/15/48	104,086
Pfizer, Inc.
290,000	0.800	05/28/25	265,017
245,000	4.000	12/15/36	223,436
10,000	4.100	09/15/38	9,022
40,000	2.700	05/28/50	27,420
Philip Morris International, Inc.
40,000	3.250	11/10/24	38,732
300,000	5.125	11/17/27	298,551
15,000	4.375	11/15/41	12,393
15,000	4.875	11/15/43	13,138
10,000	4.250	11/10/44	7,970
Utah Acquisition Sub, Inc.
75,000	5.250	06/15/46	58,500
Viatris, Inc.
15,000	4.000	06/22/50	9,652
Walgreens Boots Alliance, Inc.
40,000	4.800	11/18/44	33,389
15,000	4.650	06/01/46	12,118
Wyeth LLC
10,000	6.500	02/01/34	11,142

			6,302,851

Consumer Products – 0.3%
Clorox Co. (The)
747,000	4.600	05/01/32	715,947
Colgate-Palmolive Co., MTN
40,000	4.000	08/15/45	36,403
15,000	3.700	08/01/47	13,114
GSK Consumer Healthcare Capital US LLC
250,000	4.000	03/24/52	195,891
Procter & Gamble Co. (The)
40,000	0.550	10/29/25	35,880
40,000	1.000	04/23/26	35,668
300,000	2.450	11/03/26	277,174
15,000	2.850	08/11/27	13,971

			1,324,048

Electric – 2.2%
AEP Texas, Inc., Series G
100,000	4.150	05/01/49	82,192
AEP Transmission Co. LLC
100,000	3.750	12/01/47	81,104

Corporate Obligations – (continued)
Electric – (continued)
AEP Transmission Co. LLC, Series M
110,000	3.650	04/01/50	85,148
Alabama Power Co., Series 20-A
15,000	1.450	09/15/30	11,628
Alabama Power Co., Series A
100,000	4.300	07/15/48	83,776
American Electric Power Co., Inc.
300,000	2.300	03/01/30	245,053
40,000	3.250	03/01/50	26,857
American Electric Power Co., Inc., Series J
36,000	4.300	12/01/28	34,280
Berkshire Hathaway Energy Co.
300,000	4.050	04/15/25	293,111
Black Hills Corp.
20,000	2.500	06/15/30	16,260
Cleco Corporate Holdings LLC
80,000	3.375	09/15/29	67,468
Cleco Power LLC
15,000	6.000	12/01/40	14,713
Commonwealth Edison Co.
300,000	3.650	06/15/46	229,300
Commonwealth Edison Co., Series 123
40,000	3.750	08/15/47	32,059
Consolidated Edison Co. of New York, Inc.
170,000	3.850	06/15/46	130,851
40,000	4.625	12/01/54	34,173
100,000	4.500	05/15/58	83,792
Consolidated Edison Co. of New York, Inc., Series 08-B
10,000	6.750	04/01/38	11,004
Consolidated Edison Co. of New York, Inc., Series 12-A
40,000	4.200	03/15/42	33,205
Consolidated Edison Co. of New York, Inc., Series A
15,000	4.125	05/15/49	12,215
Dominion Energy, Inc.
80,000	4.250	06/01/28	76,341
Dominion Energy, Inc., Series C
300,000	3.375	04/01/30	262,734
DTE Electric Co.
15,000	3.700	03/15/45	11,823
DTE Electric Co., Series A
40,000	4.000	04/01/43	33,152
DTE Energy Co.(c), Series C
60,000	2.529	10/01/24	57,124
Duke Energy Carolinas LLC
350,000	3.700	12/01/47	269,486
50,000	3.950	03/15/48	39,941
Duke Energy Corp.
300,000	3.750	09/01/46	221,487
Duke Energy Florida LLC
25,000	3.400	10/01/46	17,906
Duke Energy Indiana LLC
50,000	6.350	08/15/38	54,672
40,000	6.450	04/01/39	42,876
Duke Energy Progress LLC
100,000	3.450	03/15/29	90,996
15,000	4.100	05/15/42	12,516

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Edison International
$485,000	5.750%	06/15/27	$487,562
Entergy Corp.
50,000	2.800	06/15/30	41,963
Entergy Louisiana LLC
250,000	0.950	10/01/24	232,624
230,000	4.200	04/01/50	190,471
Entergy Texas, Inc.
85,000	1.750	03/15/31	66,140
Evergy Kansas Central, Inc.
40,000	4.250	12/01/45	32,709
Evergy Metro, Inc.
200,000	4.200	03/15/48	164,433
Evergy Metro, Inc., Series 2019
15,000	4.125	04/01/49	12,156
Eversource Energy
60,000	3.450	01/15/50	43,204
Exelon Corp.
100,000	4.450	04/15/46	82,856
Florida Power & Light Co.
15,000	3.125	12/01/25	14,222
80,000	4.950	06/01/35	77,582
300,000	5.690	03/01/40	309,891
15,000	4.125	02/01/42	12,770
140,000	4.050	10/01/44	116,293
Georgia Power Co., Series B
400,000	2.650	09/15/29	337,928
15,000	3.700	01/30/50	11,008
Interstate Power and Light Co.
200,000	2.300	06/01/30	162,818
40,000	3.500	09/30/49	28,942
National Rural Utilities Cooperative Finance Corp.
40,000	2.400	03/15/30	33,618
100,000	2.750	04/15/32	82,742
300,000	4.023	11/01/32	272,914
Nevada Power Co., Series GG
250,000	5.900	05/01/53	270,423
NiSource, Inc.
100,000	1.700	02/15/31	76,175
Northern States Power Co.
200,000	4.500	06/01/52	181,101
NSTAR Electric Co.
15,000	3.200	05/15/27	13,912
100,000	3.950	04/01/30	94,042
Ohio Power Co., Series D
15,000	6.600	03/01/33	16,163
Pacific Gas and Electric Co.
100,000	3.450	07/01/25	94,481
200,000	2.100	08/01/27	170,379
210,000	4.300	03/15/45	151,662
150,000	4.000	12/01/46	102,667
PPL Capital Funding, Inc.
25,000	5.000	03/15/44	21,119
Public Service Electric and Gas Co., MTN
100,000	1.900	08/15/31	79,311
300,000	3.800	03/01/46	240,326
100,000	3.000	03/01/51	68,846

Corporate Obligations – (continued)
Electric – (continued)
Public Service Enterprise Group, Inc.
40,000	2.450	11/15/31	31,896
Puget Sound Energy, Inc.
205,000	4.223	06/15/48	172,067
Sempra Energy
400,000	3.800	02/01/38	327,419
100,000	4.000	02/01/48	77,755
Southern California Edison Co.
40,000	2.850	08/01/29	34,353
Southern Co. (The)
110,000	5.113	08/01/27	108,408
250,000	4.400	07/01/46	206,867
Southern Co. (The)(b), Series 21-A
(US 5 Year CMT T-Note + 2.915%)
100,000	3.750	09/15/51	85,655
Southern Co. Gas Capital Corp.
15,000	3.950	10/01/46	11,150
100,000	4.400	05/30/47	81,079
Southwestern Electric Power Co., Series L
100,000	3.850	02/01/48	74,667
Tucson Electric Power Co.
300,000	4.850	12/01/48	263,380
Union Electric Co.
100,000	3.500	03/15/29	91,291
Virginia Electric and Power Co., Series A
100,000	3.500	03/15/27	94,268
Virginia Electric and Power Co., Series B
100,000	6.000	01/15/36	103,093
Virginia Electric and Power Co., Series C
150,000	4.000	11/15/46	119,009
Xcel Energy, Inc.
400,000	1.750	03/15/27	349,555

			9,426,608

Energy – 1.7%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
185,000	4.080	12/15/47	145,904
Boardwalk Pipelines LP
100,000	4.800	05/03/29	94,871
BP Capital Markets America, Inc.
300,000	4.234	11/06/28	289,661
Cheniere Corpus Christi Holdings LLC
80,000	5.875	03/31/25	80,300
40,000	5.125	06/30/27	39,450
300,000	2.742	12/31/39	238,089
Chevron Corp.
40,000	2.895	03/03/24	39,088
300,000	3.326	11/17/25	290,107
Chevron USA, Inc.
40,000	3.900	11/15/24	39,428
200,000	2.343	08/12/50	124,787
ConocoPhillips Co.
250,000	3.758	03/15/42	203,736
Devon Energy Corp.
9,000	4.500	01/15/30	8,385
Energy Transfer LP
100,000	4.250	04/01/24	98,468

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Energy Transfer LP – (continued)
$140,000	3.750%	05/15/30	$124,545
75,000	6.125	12/15/45	70,430
225,000	5.300	04/15/47	191,411
55,000	6.250	04/15/49	52,457
Enterprise Products Operating LLC
100,000	2.800	01/31/30	85,610
160,000	4.850	08/15/42	143,875
60,000	4.200	01/31/50	48,112
15,000	3.950	01/31/60	11,132
Enterprise Products Operating LLC, Series D
80,000	6.875	03/01/33	89,305
EOG Resources, Inc.
60,000	3.900	04/01/35	53,471
Exxon Mobil Corp.
75,000	2.709	03/06/25	71,604
200,000	2.275	08/16/26	183,905
200,000	4.227	03/19/40	180,073
Halliburton Co.
50,000	5.000	11/15/45	44,278
Hess Corp.
120,000	4.300	04/01/27	115,057
55,000	6.000	01/15/40	53,945
75,000	5.600	02/15/41	69,999
100,000	5.800	04/01/47	94,542
Kinder Morgan Energy Partners LP
300,000	7.300	08/15/33	323,719
Kinder Morgan, Inc.
40,000	4.300	06/01/25	39,093
56,000	2.000	02/15/31	43,299
200,000	5.200	03/01/48	173,194
Magellan Midstream Partners LP
300,000	4.200	10/03/47	230,813
Marathon Oil Corp.
300,000	6.800	03/15/32	310,687
MPLX LP
100,000	4.875	12/01/24	98,710
200,000	1.750	03/01/26	179,165
476,000	2.650	08/15/30	390,133
140,000	4.700	04/15/48	112,711
100,000	5.500	02/15/49	89,885
NOV, Inc.
15,000	3.950	12/01/42	10,991
ONEOK Partners LP
15,000	6.650	10/01/36	15,111
ONEOK, Inc.
80,000	2.200	09/15/25	73,401
100,000	3.400	09/01/29	86,835
25,000	6.350	01/15/31	25,513
140,000	5.200	07/15/48	118,702
Ovintiv, Inc.
40,000	7.375	11/01/31	42,826
65,000	6.500	08/15/34	65,217
Phillips 66 Co.(d)
250,000	3.550	10/01/26	232,918

Corporate Obligations – (continued)
Energy – (continued)
Plains All American Pipeline LP / PAA Finance Corp.
90,000	3.600	11/01/24	87,092
50,000	4.650	10/15/25	48,867
40,000	4.500	12/15/26	38,369
92,000	3.550	12/15/29	79,863
35,000	6.700	05/15/36	35,334
40,000	6.650	01/15/37	39,587
15,000	4.700	06/15/44	11,515
Sabine Pass Liquefaction LLC
120,000	5.750	05/15/24	119,925
110,000	5.625	03/01/25	109,739
120,000	4.200	03/15/28	112,500
15,000	4.500	05/15/30	14,062
Spectra Energy Partners LP
125,000	3.375	10/15/26	116,141
Transcontinental Gas Pipe Line Co. LLC
50,000	5.400	08/15/41	47,981
40,000	3.950	05/15/50	31,130
Valero Energy Corp.
200,000	3.400	09/15/26	187,434
15,000	4.900	03/15/45	13,422
Williams Cos., Inc. (The)
200,000	3.750	06/15/27	188,319
15,000	6.300	04/15/40	15,325

			7,335,553

Financial Company – 0.2%
Air Lease Corp.
300,000	2.200	01/15/27	264,292
Aircastle Ltd.
15,000	4.250	06/15/26	14,322
GE Capital Funding LLC
300,000	4.550	05/15/32	286,212
GE Capital International Funding Co. Unlimited
200,000	4.418	11/15/35	184,410
Lazard Group LLC
110,000	4.500	09/19/28	103,906

			853,142

Food and Beverage – 0.6%
Coca-Cola Co. (The)
155,000	1.750	09/06/24	148,724
593,000	3.000	03/05/51	430,188
Constellation Brands, Inc.
40,000	3.150	08/01/29	35,093
291,000	4.750	05/09/32	276,604
Hershey Co. (The)
40,000	3.375	08/15/46	30,578
100,000	3.125	11/15/49	73,759
J M Smucker Co. (The)
40,000	2.125	03/15/32	31,560
15,000	4.375	03/15/45	12,780
100,000	3.550	03/15/50	72,600
Kellogg Co.
100,000	4.500	04/01/46	87,615
Keurig Dr Pepper, Inc.
39,000	4.417	05/25/25	38,262
100,000	4.420	12/15/46	84,700

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Kraft Heinz Foods Co.
$159,000	3.000%		06/01/26	$147,925
40,000	3.875		05/15/27	38,088
80,000	3.750		04/01/30	73,076
22,000	5.000		07/15/35	21,123
285,000	5.200		07/15/45	262,872
110,000	4.375		06/01/46	89,892
40,000	4.875		10/01/49	35,390
Molson Coors Beverage Co.
120,000	4.200		07/15/46	93,686
PepsiCo, Inc.
300,000	3.500		07/17/25	290,569
146,000	2.750		03/19/30	128,470
Sysco Corp.
80,000	2.400		02/15/30	66,966
Tyson Foods, Inc.
40,000	3.550		06/02/27	37,443

				2,607,963

Hardware – 0.1%
Micron Technology, Inc.
370,000	3.366		11/01/41	247,902
Xilinx, Inc.
40,000	2.950		06/01/24	38,789

				286,691

Healthcare – 0.9%
Aetna, Inc.
40,000	4.750		03/15/44	35,079
Cigna Group (The)
400,000	4.375		10/15/28	384,662
CVS Health Corp.
200,000	3.250		08/15/29	177,143
76,000	1.750		08/21/30	59,466
280,000	4.780		03/25/38	254,058
70,000	5.050		03/25/48	62,864
100,000	4.250		04/01/50	80,180
Elevance Health, Inc.
150,000	2.550		03/15/31	124,270
15,000	4.650		08/15/44	13,314
40,000	4.850		08/15/54	34,360
Evernorth Health, Inc.
120,000	4.500		02/25/26	117,357
HCA, Inc.
80,000	5.375		02/01/25	79,300
40,000	5.250		04/15/25	39,650
70,000	5.875		02/15/26	70,017
46,000	5.250		06/15/26	45,321
90,000	5.375		09/01/26	88,785
40,000	4.500		02/15/27	38,325
25,000	5.625		09/01/28	24,719
785,000	5.875		02/01/29	785,981
75,000	4.125		06/15/29	68,438
40,000	5.500		06/15/47	35,950
Humana, Inc.
100,000	2.150		02/03/32	77,332

Corporate Obligations – (continued)
Healthcare – (continued)
McKesson Corp.
200,000	3.950		02/16/28	189,221
Quest Diagnostics, Inc.
100,000	2.800		06/30/31	83,818
UnitedHealth Group, Inc.
250,000	4.625		07/15/35	240,604
250,000	4.750		07/15/45	234,590
450,000	3.750		10/15/47	358,626
25,000	2.900		05/15/50	17,078

				3,820,508

Insurance – 0.7%
American International Group, Inc.
50,000	3.900		04/01/26	47,975
AON Global Ltd.
100,000	4.600		06/14/44	86,930
Arch Capital Group Ltd.
90,000	3.635		06/30/50	64,486
Arch Capital Group US, Inc.
40,000	5.144		11/01/43	36,806
Assurant, Inc.
100,000	2.650		01/15/32	76,699
AXIS Specialty Finance LLC
40,000	3.900		07/15/29	36,593
Berkshire Hathaway Finance Corp.
150,000	4.250		01/15/49	134,311
Berkshire Hathaway, Inc.
350,000	3.125		03/15/26	334,437
Brighthouse Financial, Inc.
40,000	5.625		05/15/30	39,587
Chubb INA Holdings, Inc.
150,000	3.350		05/03/26	143,026
100,000	1.375		09/15/30	77,781
CNO Financial Group, Inc.
200,000	5.250		05/30/29	189,250
Fidelity National Financial, Inc.
230,000	3.400		06/15/30	198,107
Hartford Financial Services Group, Inc. (The)
30,000	3.600		08/19/49	22,427
Marsh & McLennan Cos., Inc.
80,000	3.500		06/03/24	78,074
100,000	2.375		12/15/31	80,887
100,000	4.350		01/30/47	88,055
MetLife, Inc.
15,000	4.125		08/13/42	13,015
80,000	4.600		05/13/46	71,813
PartnerRe Finance B LLC
150,000	3.700		07/02/29	136,207
(US 5 Year CMT T-Note + 3.815%)
300,000	4.500	(b)	10/01/50	268,896
Prudential Financial, Inc.
40,000	3.935		12/07/49	31,852
Prudential Financial, Inc., MTN
15,000	6.625		06/21/40	16,413
15,000	4.350		02/25/50	12,812
60,000	3.700		03/13/51	46,353

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Reinsurance Group of America, Inc.
$430,000	3.900%		05/15/29	$394,421
Travelers Cos., Inc. (The)
150,000	3.750		05/15/46	120,690
Voya Financial, Inc.(b)
(3M USD LIBOR + 2.084%)
40,000	4.700		01/23/48	34,301
W R Berkley Corp.
40,000	4.750		08/01/44	35,974
Willis North America, Inc.
200,000	5.050		09/15/48	174,594

				3,092,772

Metals – 0.2%
Nucor Corp.
500,000	3.950		05/23/25	486,600
Steel Dynamics, Inc.
80,000	3.450		04/15/30	71,100
145,000	3.250		01/15/31	125,063

				682,763

REITs and Real Estate – 0.8%
Alexandria Real Estate Equities, Inc.
100,000	3.375		08/15/31	87,886
CBRE Services, Inc.
129,000	2.500		04/01/31	104,927
Corporate Office Properties LP
490,000	2.750		04/15/31	370,585
Digital Realty Trust LP
40,000	3.700		08/15/27	37,057
Equinix, Inc.
95,000	3.000		07/15/50	60,720
GLP Capital LP / GLP Financing II, Inc.
50,000	3.350		09/01/24	48,012
90,000	5.250		06/01/25	88,246
40,000	5.750		06/01/28	39,454
255,000	4.000		01/15/30	225,976
72,000	4.000		01/15/31	62,274
Healthcare Realty Holdings LP
410,000	2.000		03/15/31	313,404
Life Storage LP
140,000	2.400		10/15/31	111,236
Mid-America Apartments LP
100,000	2.875		09/15/51	65,283
Prologis LP
80,000	4.000		09/15/28	76,458
200,000	2.250		04/15/30	167,114
40,000	1.250		10/15/30	30,618
120,000	2.125		10/15/50	67,557
Public Storage
60,000	3.094		09/15/27	55,488
Realty Income Corp.
200,000	5.625		10/13/32	203,962
Sabra Health Care LP
85,000	5.125		08/15/26	80,458
100,000	3.200		12/01/31	74,214

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Simon Property Group LP
100,000	3.750		02/01/24	98,399
200,000	2.450		09/13/29	167,742
100,000	2.200		02/01/31	79,848
10,000	6.750		02/01/40	11,118
UDR, Inc., MTN
100,000	1.900		03/15/33	72,459
Welltower OP LLC
200,000	4.000		06/01/25	193,160
200,000	4.250		04/15/28	189,367

				3,183,022

Revenue – 0.1%
California Institute of Technology
15,000	3.650		09/01/19	10,181
Hackensack Meridian Health, Inc., Series 2020
15,000	2.675		09/01/41	10,813
Stanford Health Care
100,000	3.027		08/15/51	70,787
University of Chicago (The), Series 20B
40,000	2.761		04/01/45	31,255
Yale University, Series 2020
190,000	1.482		04/15/30	154,319
80,000	2.402		04/15/50	52,139

				329,494

Technology – 1.4%
Adobe, Inc.
40,000	2.300		02/01/30	34,231
Alphabet, Inc.
15,000	1.998		08/15/26	13,707
100,000	2.250		08/15/60	57,940
Apple, Inc.
90,000	3.450		05/06/24	88,385
400,000	1.800		09/11/24	380,947
40,000	2.500		02/09/25	38,262
50,000	3.200		05/13/25	48,315
40,000	2.450		08/04/26	37,054
15,000	3.350		02/09/27	14,302
15,000	3.200		05/11/27	14,181
60,000	2.900		09/12/27	55,783
40,000	1.650		02/08/31	32,051
45,000	4.500		02/23/36	44,159
80,000	3.850		05/04/43	68,629
80,000	4.450		05/06/44	76,020
300,000	4.650		02/23/46	286,177
50,000	3.750		11/13/47	41,590
300,000	2.650		02/08/51	200,589
160,000	2.550		08/20/60	99,474
Applied Materials, Inc.
125,000	3.900		10/01/25	121,584
256,000	3.300		04/01/27	241,815
Broadcom, Inc.
300,000	4.110		09/15/28	282,603
90,000	3.469	(d)	04/15/34	71,393
60,000	3.187	(d)	11/15/36	43,519
160,000	3.500	(d)	02/15/41	114,493

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Corning, Inc.
$125,000	5.350%	11/15/48	$121,158
45,000	4.375	11/15/57	36,667
Fiserv, Inc.
235,000	4.400	07/01/49	190,748
Hewlett Packard Enterprise Co.
100,000	6.350	10/15/45	98,622
HP, Inc.
15,000	6.000	09/15/41	14,687
International Business Machines Corp.
15,000	5.875	11/29/32	15,711
150,000	4.150	05/15/39	127,347
250,000	4.000	06/20/42	203,791
Jabil, Inc.
80,000	3.600	01/15/30	70,333
KLA Corp.
60,000	3.300	03/01/50	43,764
Kyndryl Holdings, Inc.
323,000	2.700	10/15/28	263,983
100,000	3.150	10/15/31	75,072
100,000	4.100	10/15/41	67,299
Lam Research Corp.
40,000	3.125	06/15/60	26,282
Leidos, Inc.
100,000	4.375	05/15/30	92,000
Microsoft Corp.
100,000	2.875	02/06/24	97,882
65,000	3.300	02/06/27	62,085
15,000	3.500	02/12/35	13,528
203,000	4.200	11/03/35	194,146
220,000	4.250	02/06/47	204,350
200,000	4.000	02/12/55	177,485
20,000	2.675	06/01/60	12,923
Motorola Solutions, Inc.
624,000	2.750	05/24/31	499,010
QUALCOMM, Inc.
250,000	4.300	05/20/47	219,669
VeriSign, Inc.
350,000	2.700	06/15/31	283,500
Western Digital Corp.
50,000	4.750	02/15/26	47,312

			5,766,557

Transportation – 0.3%
Burlington Northern Santa Fe LLC
100,000	4.150	12/15/48	84,494
200,000	4.450	01/15/53	177,877
CSX Corp.
250,000	4.100	11/15/32	230,931
100,000	4.500	11/15/52	86,619
FedEx Corp.
40,000	3.900	02/01/35	34,271
300,000	4.750	11/15/45	257,005
40,000	4.400	01/15/47	32,792
40,000	4.950	10/17/48	35,449
Norfolk Southern Corp.
120,000	3.050	05/15/50	79,687

Corporate Obligations – (continued)
Transportation – (continued)
Southwest Airlines Co.
$40,000	5.250%	05/04/25	$39,750
Union Pacific Corp.
40,000	3.700	03/01/29	37,481
70,000	4.050	03/01/46	57,729
10,000	4.500	09/10/48	8,786
80,000	3.799	10/01/51	63,647
60,000	3.839	03/20/60	45,819
15,000	3.750	02/05/70	10,925
Union Pacific Railroad Co. Pass-Through Trust, Series 2015-1
75,966	2.695	05/12/27	68,414
United Parcel Service, Inc.
40,000	3.625	10/01/42	33,135
15,000	4.250	03/15/49	13,335
15,000	5.300	04/01/50	15,440

			1,413,586

Water – 0.1%
American Water Capital Corp.
105,000	3.750	09/01/47	82,101
40,000	4.200	09/01/48	34,150
Essential Utilities, Inc.
100,000	3.351	04/15/50	69,263

			185,514

Wireless – 0.7%
American Tower Corp.
200,000	3.375	10/15/26	185,857
40,000	3.950	03/15/29	36,564
100,000	3.700	10/15/49	69,965
20,000	3.100	06/15/50	12,421
AT&T, Inc.
50,000	0.900	03/25/24	47,669
320,000	2.750	06/01/31	265,000
395,000	2.250	02/01/32	307,955
250,000	4.500	05/15/35	224,611
400,000	3.500	06/01/41	301,171
140,000	3.650	06/01/51	100,360
300,000	3.500	09/15/53	205,554
310,000	3.550	09/15/55	209,678
Crown Castle, Inc.
40,000	3.300	07/01/30	34,986
140,000	4.150	07/01/50	108,050
T-Mobile USA, Inc.
400,000	3.750	04/15/27	376,252
400,000	4.500	04/15/50	332,272

			2,818,365

TOTAL CORPORATE OBLIGATIONS
(Cost $95,909,576)			$84,060,555

U.S. Treasury Bonds – 7.7%(e)
U.S. Treasury Bonds
$2,930,000	4.375%	02/15/38	$3,069,881
7,889,000	3.875	08/15/40	7,740,930

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Bonds – (continued)
U.S. Treasury Bonds – (continued)
$13,791,000	2.500%		02/15/45	$10,545,408
5,673,000	2.500		05/15/46	4,315,029
9,746,000	2.250		02/15/52	6,957,040

TOTAL U.S. TREASURY BONDS
(Cost $39,787,180)				$32,628,288

Foreign Corporate Debt – 5.2%
Banks – 2.1%
Banco Bilbao Vizcaya Argentaria SA (Spain)
$200,000	1.125%		09/18/25	$178,949
Banco Santander SA (Spain)
680,000	3.892		05/24/24	665,213
200,000	1.849		03/25/26	177,436
200,000	3.800		02/23/28	183,468
Bank of Montreal(b) (Canada)
(5 Year USD Swap + 1.432%)
110,000	3.803		12/15/32	98,635
Bank of Montreal, MTN (Canada)
200,000	2.500		06/28/24	192,330
Bank of Nova Scotia (The) (Canada)
200,000	3.400		02/11/24	196,078
Barclays PLC (United Kingdom)
200,000	4.375		09/11/24	195,301
200,000	5.200		05/12/26	194,868
(US 1 Year CMT T-Note + 3.050%)
300,000	7.325	(b)	11/02/26	310,389
Credit Suisse Group AG (Switzerland)
400,000	3.750		03/26/25	365,003
Deutsche Bank AG(b) (Germany)
(SOFR + 1.318%)
500,000	2.552		01/07/28	435,905
Export-Import Bank of Korea (South Korea)
340,000	2.625		05/26/26	314,183
HSBC Holdings PLC (United Kingdom)
(3M USD LIBOR + 1.211%)
350,000	3.803	(b)	03/11/25	342,728
200,000	4.300		03/08/26	193,588
(3M USD LIBOR + 1.348%)
400,000	4.292	(b)	09/12/26	384,861
(SOFR + 4.250%)
250,000	8.113	(b)	11/03/33	275,980
200,000	6.500		09/15/37	199,538
ING Groep NV (Netherlands)
354,000	4.550		10/02/28	337,663
Korea Development Bank (The) (South Korea)
300,000	0.800		07/19/26	259,339
Landwirtschaftliche Rentenbank (Germany)
15,000	3.125		11/14/23	14,796
70,000	0.875		03/30/26	62,622
Lloyds Banking Group PLC (United Kingdom)
300,000	4.375		03/22/28	283,543
Mizuho Financial Group, Inc. (Japan)
(US 1 Year CMT T-Note + 0.750%)
200,000	1.554	(b)	07/09/27	174,626
400,000	3.170		09/11/27	368,790

Foreign Corporate Debt – (continued)
Banks – (continued)
NatWest Group PLC(b) (United Kingdom)
(US 5 Year CMT T-Note + 2.350%)
300,000	3.032		11/28/35	232,150
Royal Bank of Canada (Canada)
285,000	3.875		05/04/32	257,687
Santander UK Group Holdings PLC(b) (United Kingdom)
(SOFR + 1.475%)
340,000	2.896		03/15/32	272,021
Sumitomo Mitsui Financial Group, Inc. (Japan)
400,000	3.364		07/12/27	371,393
400,000	2.930		09/17/41	277,276
Svensk Exportkredit AB, GMTN (Sweden)
200,000	0.625		05/14/25	181,920
Toronto-Dominion Bank (The)(b) (Canada)
(5 Year USD Swap + 2.205%)
375,000	3.625		09/15/31	349,453
Westpac Banking Corp. (Australia)
200,000	2.850		05/13/26	186,604
75,000	3.350		03/08/27	70,482
40,000	2.150		06/03/31	33,363
(US 5 Year CMT T-Note + 2.000%)
10,000	4.110	(b)	07/24/34	8,874
(US 5 Year CMT T-Note + 1.530%)
100,000	3.020	(b)	11/18/36	76,799

				8,723,854

Basic Industry – 0.0%
Nutrien Ltd. (Canada)
100,000	2.950		05/13/30	85,700

Brokerage – 0.1%
Brookfield Finance, Inc. (Canada)
50,000	4.350		04/15/30	46,022
15,000	3.500		03/30/51	10,121
Nomura Holdings, Inc. (Japan)
300,000	5.709		01/09/26	299,576

				355,719

Capital Goods – 0.0%
ABB Finance USA, Inc. (Switzerland)
127,000	4.375		05/08/42	111,795
Johnson Controls International PLC
100,000	4.500		02/15/47	84,804

				196,599

Communications – 0.0%
RELX Capital, Inc. (United Kingdom)
100,000	3.000		05/22/30	86,071

Consumer Cyclical – 0.1%
Honda Motor Co. Ltd. (Japan)
400,000	2.534		03/10/27	366,796

Consumer Noncyclical – 0.5%
Ahold Finance USA LLC (Netherlands)
360,000	6.875		05/01/29	375,566
BAT Capital Corp. (United Kingdom)
400,000	2.789		09/06/24	384,165
100,000	3.462		09/06/29	85,920

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Consumer Noncyclical – (continued)
BAT Capital Corp. (United Kingdom) – (continued)
$80,000	3.984%		09/25/50	$52,962
140,000	5.650		03/16/52	118,374
BAT International Finance PLC (United Kingdom)
50,000	1.668		03/25/26	44,401
Bayer US Finance II LLC (Germany)
100,000	3.375	(d)	07/15/24	97,089
15,000	4.200	(d)	07/15/34	13,096
170,000	4.700	(d)	07/15/64	137,835
GlaxoSmithKline Capital, Inc. (United Kingdom)
200,000	6.375		05/15/38	226,108
Novartis Capital Corp. (Switzerland)
250,000	2.000		02/14/27	226,326
85,000	2.200		08/14/30	71,930
Reynolds American, Inc. (United Kingdom)
250,000	5.850		08/15/45	216,082
Takeda Pharmaceutical Co., Ltd. (Japan)
250,000	2.050		03/31/30	203,800

				2,253,654

Electric – 0.0%
Emera US Finance LP (Canada)
50,000	4.750		06/15/46	39,604

Energy – 0.6%
BP Capital Markets PLC (United Kingdom)
300,000	3.279		09/19/27	279,303
Canadian Natural Resources Ltd. (Canada)
85,000	6.250		03/15/38	85,799
Canadian Natural Resources Ltd., GMTN (Canada)
100,000	4.950		06/01/47	87,030
Cenovus Energy, Inc. (Canada)
100,000	2.650		01/15/32	78,937
50,000	5.250		06/15/37	46,423
Enbridge, Inc. (Canada)
110,000	3.125		11/15/29	96,102
15,000	5.500		12/01/46	14,084
(3M USD LIBOR + 3.641%)
15,000	6.250	(b)	03/01/78	13,950
Equinor ASA (Norway)
140,000	1.750		01/22/26	127,832
40,000	3.625		09/10/28	37,811
210,000	3.125		04/06/30	188,977
510,000	3.700		04/06/50	407,742
Shell International Finance BV (Netherlands)
40,000	2.000		11/07/24	38,063
55,000	3.250		05/11/25	52,905
75,000	4.375		05/11/45	66,485
462,000	4.000		05/10/46	381,706
TotalEnergies Capital International SA (France)
250,000	2.434		01/10/25	238,573
185,000	3.455		02/19/29	171,314
100,000	3.127		05/29/50	71,439
TransCanada PipeLines Ltd. (Canada)
300,000	2.500		10/12/31	237,712

				2,722,187

Foreign Corporate Debt – (continued)
Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
455,000	3.300		01/30/32	364,222

Food and Beverage – 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
80,000	4.900		02/01/46	73,685
Anheuser-Busch InBev Finance, Inc. (Belgium)
55,000	4.700		02/01/36	51,691
100,000	4.900		02/01/46	92,046
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
300,000	3.500		06/01/30	273,452
46,000	4.375		04/15/38	41,143
40,000	4.600		04/15/48	35,394
40,000	5.550		01/23/49	40,299
500,000	4.500		06/01/50	441,603
90,000	4.750		04/15/58	80,924

				1,130,237

Forest Products & Paper – 0.0%
Suzano Austria GmbH (Brazil)
200,000	5.000		01/15/30	183,728

Insurance – 0.1%
Fairfax Financial Holdings Ltd. (Canada)
400,000	3.375		03/03/31	327,635

Internet – 0.2%
Alibaba Group Holding Ltd. (China)
400,000	3.600		11/28/24	387,199
240,000	3.400		12/06/27	220,749
JD.com, Inc. (China)
200,000	3.875		04/29/26	191,163

				799,111

Metals – 0.0%
ArcelorMittal SA (Luxembourg)
15,000	4.550		03/11/26	14,588
15,000	4.250		07/16/29	13,985
10,000	7.000		10/15/39	10,293
15,000	6.750		03/01/41	14,782

				53,648

Mining – 0.1%
Southern Copper Corp. (Mexico)
55,000	3.875		04/23/25	53,292
100,000	5.875		04/23/45	101,354
Teck Resources Ltd. (Canada)
40,000	6.250		07/15/41	40,383
Vale Overseas Ltd. (Brazil)
230,000	6.250		08/10/26	234,600
115,000	3.750		07/08/30	100,050

				529,679

Oil Company-Integrated – 0.3%
Ecopetrol SA (Colombia)
200,000	8.875		01/13/33	199,000

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Oil Company-Integrated – (continued)
Petroleos Mexicanos (Mexico)
$225,000	6.875%		08/04/26	$215,415
100,000	5.350		02/12/28	84,959
250,000	5.950		01/28/31	192,311
Saudi Arabian Oil Co. (Saudi Arabia)
200,000	2.875	(d)	04/16/24	194,186
300,000	2.250	(d)	11/24/30	247,106

				1,132,977

Pharmaceuticals – 0.1%
Astrazeneca Finance LLC (United Kingdom)
350,000	2.250		05/28/31	291,899

Technology – 0.2%
NXP BV / NXP Funding LLC (China)
40,000	5.350		03/01/26	39,625
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
120,000	3.400		05/01/30	103,833
244,000	2.500		05/11/31	192,382
375,000	5.000		01/15/33	353,275

				689,115

Telecommunications – 0.1%
America Movil SAB de CV (Mexico)
280,000	3.625		04/22/29	255,355
200,000	2.875		05/07/30	172,340

				427,695

Transportation – 0.1%
Canadian National Railway Co. (Canada)
40,000	4.450		01/20/49	35,901
Canadian Pacific Railway Co. (Canada)
250,000	2.450		12/02/31	207,385

				243,286

Wireless – 0.1%
Rogers Communications, Inc.(d) (Canada)
170,000	4.500		03/15/42	140,149
TELUS Corp. (Canada)
285,000	3.400		05/13/32	243,021
Vodafone Group PLC (United Kingdom)
250,000	4.125		05/30/25	243,248

				626,418

Wirelines – 0.1%
Bell Telephone Co of Canada or Bell Canada/The (Canada)
80,000	4.300		07/29/49	65,629
British Telecommunications PLC (United Kingdom)
100,000	9.625		12/15/30	121,246
Deutsche Telekom International Finance BV (Germany)
15,000	8.750		06/15/30	17,825
Orange SA (France)
140,000	9.000		03/01/31	171,327

				376,027

TOTAL FOREIGN CORPORATE DEBT
(Cost $24,414,835)				$22,005,861

Sovereign Debt Obligations – 2.1%
Sovereign – 2.1%
Abu Dhabi Government International Bond (United Arab Emirates)
$340,000	2.125	%(d)	09/30/24	$324,322
200,000	2.500	(d)	04/16/25	190,099
200,000	1.625	(d)	06/02/28	174,642
200,000	2.700	(d)	09/02/70	120,625
Chile Government International Bond (Chile)
400,000	2.750		01/31/27	368,334
200,000	2.450		01/31/31	168,186
Colombia Government International Bond (Colombia)
200,000	3.875		04/25/27	177,957
200,000	4.500		03/15/29	172,175
100,000	6.125		01/18/41	79,869
Hungary Government International Bond(d) (Hungary)
300,000	6.125		05/22/28	304,974
Indonesia Government International Bond (Indonesia)
200,000	3.850		10/15/30	187,408
200,000	4.650		09/20/32	195,065
300,000	4.850		01/11/33	295,425
200,000	5.650		01/11/53	204,876
Malaysia Sovereign Sukuk BHD(d) (Malaysia)
300,000	3.043		04/22/25	288,477
Mexico Government International Bond (Mexico)
400,000	4.150		03/28/27	388,431
250,000	3.250		04/16/30	218,215
400,000	4.750		04/27/32	375,131
250,000	3.500		02/12/34	204,838
Panama Government International Bond (Panama)
250,000	6.700		01/26/36	265,312
Perusahaan Penerbit SBSN Indonesia III (Indonesia)
400,000	4.550	(d)	03/29/26	397,000
200,000	2.800	(d)	06/23/30	175,500
Peruvian Government International Bond (Peru)
200,000	2.783		01/23/31	165,894
350,000	1.862		12/01/32	256,009
100,000	8.750		11/21/33	124,461
100,000	3.300		03/11/41	73,709
Philippine Government International Bond (Philippines)
200,000	3.750		01/14/29	187,713
400,000	2.457		05/05/30	338,259
220,000	5.609		04/13/33	227,388
250,000	6.375		10/23/34	272,935
Province of Alberta Canada (Canada)
50,000	3.300		03/15/28	47,285
Province of Ontario Canada (Canada)
30,000	1.050		05/21/27	25,990
30,000	1.600		02/25/31	24,403
Province of Quebec Canada (Canada)
90,000	0.600		07/23/25	81,634
25,000	2.750		04/12/27	23,315
Qatar Government International Bond (Qatar)
280,000	3.400	(d)	04/16/25	270,497
200,000	4.817	(d)	03/14/49	190,707
Republic of Poland Government International Bond (Poland)
30,000	3.250		04/06/26	28,536
Romanian Government International Bond(d) (Romania)
16,000	3.000		02/14/31	13,020

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Sovereign – (continued)
Saudi Government International Bond (Saudi Arabia)
$300,000	2.900	% (d)	10/22/25	$285,334
500,000	4.875	(d)	07/18/33	492,280
300,000	5.000	(d)	01/18/53	275,936
Uruguay Government International Bond (Uruguay)
15,000	4.375		01/23/31	14,681
250,000	5.100		06/18/50	246,406

				8,943,253

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $9,773,687)				$8,943,253

U.S. Treasury Obligations – 4.5%(e)
U.S. Treasury Bonds
$15,586,000	2.750%		08/15/42	$12,706,365
940,000	2.375		11/15/49	693,903
8,551,000	2.000		02/15/50	5,787,014

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $21,510,576)				$19,187,282

Shares	Dividend Rate	Value

Investment Company – 12.4%(f)
Goldman Sachs Financial Square Government Fund – Institutional Shares
52,598,766	4.475%	$52,598,766
(Cost $52,598,766)

TOTAL INVESTMENTS – 112.9%
(Cost $513,271,550)		$478,011,205

LIABILITIES IN EXCESS OF ASSETS – (12.9)%		(54,733,728)

NET ASSETS – 100.0%		$423,277,477

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $65,912,070 which represents approximately 15.6% of the Fund’s net assets as of February 28, 2023.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2023.

(c)	Step coupon.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(f)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At February 28, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
Federal National Mortgage Association	2.000%	TBA-30yr	03/15/53	$(16,000,000)	$(8,143,750)
Federal National Mortgage Association	2.000	TBA-30yr	04/15/53	(6,000,000)	(4,891,875)

Total (Proceed Receivable $(18,165,742))					$(13,035,625)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 22.0%
Banks – 7.5%
American Express Co.
(SOFR + 0.930%)
$1,854,000	5.506	%(a)	03/04/25	$1,864,857
(SOFR + 0.760%)
2,800,000	5.343	(a)	02/13/26	2,807,802
Bank of America Corp.(a)
(SOFR + 0.690%)
1,133,000	5.238		04/22/25	1,131,048
Bank of America Corp.(a)
(SOFR + 1.100%)
737,000	5.653		04/25/25	739,655
Bank of America Corp.(a), Series 2025
(SOFR + 0.660%)
2,735,000	5.235		02/04/25	2,731,089
Bank of America Corp.(a), MTN
(SOFR + 0.670%)
1,608,000	1.843		02/04/25	1,549,906
Capital One Financial Corp.(a)
(SOFR + 0.690%)
5,409,000	5.266		12/06/24	5,369,420
Charles Schwab Corp. (The)(a)
(SOFRINDX + 0.500%)
1,000,000	4.942		03/18/24	1,000,608
Citigroup, Inc.(a)
(SOFR + 1.667%)
1,676,000	1.678		05/15/24	1,662,112
Fifth Third Bancorp
1,000,000	1.625		05/05/23	993,775
Huntington National Bank (The)(a)
(SOFRINDX + 1.190%)
1,600,000	5.765		05/16/25	1,608,184
JPMorgan Chase & Co.
(SOFR + 0.580%)
1,910,000	0.697	(a)	03/16/24	1,905,349
(3M USD LIBOR + 0.730%)
1,627,000	3.559	(a)	04/23/24	1,621,642
(SOFR + 0.420%)
1,780,000	0.563	(a)	02/16/25	1,688,068
(SOFR + 0.970%)
1,000,000	5.381	(a)	06/14/25	1,002,947
KeyBank NA
(SOFRINDX + 0.340%)
1,124,000	4.820	(a)	01/03/24	1,122,833
(SOFRINDX + 0.320%)
601,000	4.731	(a)	06/14/24	599,433
Morgan Stanley
(SOFR + 0.616%)
2,049,000	0.731	(a)	04/05/24	2,038,603
(SOFR + 0.625%)
1,764,000	5.176	(a)	01/24/25	1,759,196
National Securities Clearing Corp.(b)
2,550,000	5.050		11/21/24	2,535,821
Wells Fargo & Co.
462,000	4.125		08/15/23	459,610
Wells Fargo & Co., MTN
941,000	3.750		01/24/24	927,252

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co., MTN – (continued)
(SOFR + 1.600%)
3,000,000	1.654	%(a)	06/02/24	2,970,268

				40,089,478

Basic Industry – 0.6%
Ecolab, Inc.
272,000	0.900		12/15/23	262,397
Sherwin-Williams Co. (The)
3,107,000	4.050		08/08/24	3,047,167

				3,309,564

Broadcasting – 0.1%
Fox Corp.
705,000	4.030		01/25/24	695,657

Capital Goods – 0.2%
Carlisle Cos., Inc.
1,117,000	0.550		09/01/23	1,089,045

Consumer Cyclical – 1.5%
General Motors Financial Co., Inc.
300,000	3.700		05/09/23	299,013
1,914,000	1.700		08/18/23	1,881,058
(SOFRINDX + 1.300%)
3,000,000	5.799	(a)	04/07/25	3,000,015
Starbucks Corp.(a)
(SOFRINDX + 0.420%)
479,000	4.995		02/14/24	478,214
Toyota Motor Credit Corp.(a), MTN
(SOFR + 0.750%)
2,546,000	5.300		12/11/23	2,554,180

				8,212,480

Consumer Noncyclical – 3.5%
AbbVie, Inc.
2,000,000	3.750		11/14/23	1,976,500
Baxter International, Inc.(a)
(SOFRINDX + 0.440%)
1,356,000	5.271		11/29/24	1,343,961
GE HealthCare Technologies, Inc.(b)
3,067,000	5.550		11/15/24	3,060,129
GSK Consumer Healthcare Capital US LLC(a)
(SOFR + 0.890%)
2,100,000	5.349		03/24/24	2,094,845
PerkinElmer, Inc.
1,505,000	0.550		09/15/23	1,465,133
Philip Morris International, Inc.
3,078,000	5.125		11/15/24	3,069,029
Thermo Fisher Scientific, Inc.
(SOFRINDX + 0.350%)
1,070,000	4.871	(a)	04/18/23	1,070,041
4,600,000	0.797		10/18/23	4,469,638

				18,549,276

Consumer Products – 0.2%
GSK Consumer Healthcare Capital US LLC
1,183,000	3.024		03/24/24	1,150,373

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric – 2.6%
American Electric Power Co., Inc.(a), Series A
(3M USD LIBOR + 0.480%)
$625,000	5.294%		11/01/23	$624,289
Atmos Energy Corp.
423,000	0.625		03/09/23	422,539
(3M USD LIBOR + 0.380%)
747,000	5.103	(a)	03/09/23	746,979
CenterPoint Energy, Inc.(a)
(SOFRINDX + 0.650%)
2,131,000	5.226		05/13/24	2,115,526
Duke Energy Corp.(a)
(SOFR + 0.250%)
850,000	4.631		06/10/23	849,092
Eversource Energy
1,002,000	4.200		06/27/24	984,753
Florida Power & Light Co.(a)
(SOFRINDX + 0.380%)
1,250,000	4.892		01/12/24	1,249,693
National Rural Utilities Cooperative Finance Corp.(a), MTN
(SOFR + 0.400%)
1,884,000	4.975		08/07/23	1,883,881
NextEra Energy Capital Holdings, Inc.
(SOFRINDX + 0.540%)
500,000	4.846	(a)	03/01/23	500,000
41,000	6.051		03/01/25	41,273
OGE Energy Corp.
226,000	0.703		05/26/23	223,534
Oklahoma Gas and Electric Co.
522,000	0.553		05/26/23	516,276
PPL Electric Utilities Corp.(a)
(SOFR + 0.330%)
620,000	4.789		06/24/24	616,145
Southern Co. (The)
1,500,000	2.950		07/01/23	1,486,977
Southern Co. (The)(a), Series 2021
(SOFRINDX + 0.370%)
1,636,000	4.945		05/10/23	1,635,043

				13,896,000

Energy – 0.9%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
373,000	1.231		12/15/23	361,450
ConocoPhillips Co.
2,206,000	2.125		03/08/24	2,137,071
MPLX LP
704,000	4.500		07/15/23	700,771
Pioneer Natural Resources Co.
1,436,000	0.550		05/15/23	1,422,180

				4,621,472

Financial Company – 0.1%
Air Lease Corp.
500,000	3.875		07/03/23	496,987

Food and Beverage – 0.3%
Kellogg Co.
1,542,000	2.650		12/01/23	1,519,904

Corporate Obligations – (continued)
Healthcare – 0.2%
AmerisourceBergen Corp.
831,000	0.737		03/15/23	829,588

Insurance – 2.1%
Athene Global Funding(a)(b)
(3M USD LIBOR + 0.730%)
624,000	5.542		01/08/24	617,437
Corebridge Global Funding(a)(b)
(SOFR + 0.380%)
1,390,000	4.803		12/15/23	1,388,790
Jackson National Life Global Funding(a)(b)
(SOFR + 1.150%)
2,813,000	5.613		06/28/24	2,828,992
MassMutual Global Funding II
(SOFR + 0.360%)
986,000	4.872	(a)(b)	04/12/24	980,330
(SOFR + 0.270%)
1,466,000	4.807	(a)(b)	10/21/24	1,454,968
Metropolitan Life Global Funding I(b)
710,000	3.600		01/11/24	699,031
Pacific Life Global Funding II(a)(b)
(SOFR + 0.400%)
750,000	4.953		01/27/25	740,796
Protective Life Global Funding
626,000	0.502	(b)	04/12/23	622,727
(SOFR + 0.980%)
1,691,000	5.443	(a)(b)	03/28/25	1,691,119

				11,024,190

REITs and Real Estate – 0.3%
Public Storage(a) (SOFR + 0.470%)
1,385,000	5.007		04/23/24	1,385,497

Software – 0.5%
Oracle Corp.
2,600,000	2.400		09/15/23	2,557,235

Technology – 0.4%
Fidelity National Information Services, Inc.
800,000	0.375		03/01/23	800,000
Hewlett Packard Enterprise Co.
1,000,000	2.250		04/01/23	997,267
Take-Two Interactive Software, Inc.
571,000	3.300		03/28/24	557,920

				2,355,187

Transportation – 0.2%
Ryder System, Inc., MTN
1,000,000	3.750		06/09/23	995,148

Wireless – 0.8%
AT&T, Inc.(a)
(SOFRINDX + 0.640%)
2,154,000	5.100		03/25/24	2,155,490
Verizon Communications, Inc.(a)
(SOFRINDX + 0.500%)
2,116,000	4.953		03/22/24	2,113,278

				4,268,768

TOTAL CORPORATE OBLIGATIONS
(Cost $117,472,400)				$117,045,849

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 19.4%
FHLMC REMIC(a) (12M USD LIBOR + 1.803%)
$3,754,287	3.783%	10/01/43	$3,799,009
FHLMC REMIC(a) (12M USD LIBOR + 1.618%)
7,564,086	3.740	01/01/46	7,625,504
FHLMC REMIC(a) (12M USD LIBOR + 1.778%)
697,929	3.788	10/01/44	702,038
FHLMC REMIC Series 2003-2682, Class FB(a) (1M USD LIBOR + 0.900%)
164,037	5.488	10/15/33	165,262
FHLMC REMIC Series 2003-2711, Class FA(a) (1M USD LIBOR + 1.000%)
170,377	5.588	11/15/33	173,504
FHLMC REMIC Series 2005-3033, Class FG(a) (1M USD LIBOR + 0.350%)
493,503	4.938	09/15/35	488,420
FHLMC REMIC Series 2007-3298, Class FC(a) (1M USD LIBOR + 0.420%)
138,466	5.008	04/15/37	136,633
FHLMC REMIC Series 2007-3314, Class FC(a) (1M USD LIBOR + 0.400%)
23,054	4.988	12/15/36	22,829
FHLMC REMIC Series 2007-3316, Class FB(a) (1M USD LIBOR + 0.300%)
563,101	4.888	08/15/35	556,795
FHLMC REMIC Series 2007-3371, Class FA(a) (1M USD LIBOR + 0.600%)
108,791	5.188	09/15/37	108,469
FHLMC REMIC Series 2009-3593, Class CF(a) (1M USD LIBOR + 0.600%)
1,253,376	5.188	02/15/36	1,254,164
FHLMC REMIC Series 2011-3895, Class FM(a) (1M USD LIBOR + 0.350%)
55,689	4.938	12/15/40	55,642
FHLMC REMIC Series 2012-4040, Class FW(a) (1M USD LIBOR + 0.370%)
367,938	4.958	05/15/32	364,615
FHLMC REMIC Series 2012-4057, Class FE(a) (1M USD LIBOR + 0.450%)
737,266	5.038	06/15/42	728,091
FHLMC REMIC Series 2012-4068, Class UF(a) (1M USD LIBOR + 0.500%)
190,383	5.088	06/15/42	187,493
FHLMC REMIC Series 2012-4098, Class MF(a) (1M USD LIBOR + 0.300%)
177,457	4.888	11/15/41	176,270
FHLMC REMIC Series 2012-4107, Class MF(a) (1M USD LIBOR + 0.400%)
1,609,045	4.988	09/15/42	1,579,274
FHLMC REMIC Series 2012-4126, Class GF(a) (1M USD LIBOR + 0.400%)
2,037,611	4.988	11/15/42	1,997,900
FHLMC REMIC Series 2013-4203, Class QF(a) (1M USD LIBOR + 0.250%)
1,072,305	4.838	05/15/43	1,053,696
FHLMC REMIC Series 2013-4215, Class NF(a) (1M USD LIBOR + 0.350%)
733,459	4.938	06/15/43	718,950

Mortgage-Backed Securities – (continued)
FHLMC REMIC Series 2013-4240, Class FA(a) (1M USD LIBOR + 0.500%)
2,536,841	5.088	08/15/43	2,498,836
FHLMC REMIC Series 2013-4248, Class FL(a) (1M USD LIBOR + 0.450%)
80,026	5.038	05/15/41	79,366
FHLMC REMIC Series 2013-4263, Class FB(a) (1M USD LIBOR + 0.400%)
58,315	4.988	11/15/43	57,377
FHLMC REMIC Series 2013-4272, Class FD(a) (1M USD LIBOR + 0.350%)
64,562	4.938	11/15/43	63,562
FHLMC REMIC Series 2017-4678, Class AF(a) (1M USD LIBOR + 0.400%)
1,871,157	3.606	12/15/42	1,843,741
FHLMC REMIC Series 2017-4719, Class AF(a) (1M USD LIBOR + 0.350%)
3,112,665	4.938	09/15/47	3,056,927
FHLMC REMIC Series 2018-4787, Class ZS
797,488	5.000	07/01/48	797,514
FHLMC REMIC Series 2018-4818, Class FC(a) (1M USD LIBOR + 0.300%)
208,881	4.888	04/15/48	203,099
FHLMC REMIC Series 2018-4852, Class BF(a) (1M USD LIBOR + 0.400%)
1,376,041	4.988	12/15/48	1,351,218
FHLMC REMIC Series 2019-4897, Class F(a) (1M USD LIBOR + 0.400%)
1,155,248	4.988	07/15/49	1,138,688
FHLMC REMIC Series 2019-4903, Class F(a) (1M USD LIBOR + 0.450%)
174,869	5.038	09/15/48	171,285
FHLMC REMIC Series 2019-4906, Class NF(a) (1M USD LIBOR + 0.400%)
1,606,617	3.684	03/15/38	1,562,122
FHLMC REMIC Series 2019-4942, Class FA(a) (1M USD LIBOR + 0.500%)
1,110,155	5.117	01/25/50	1,086,562
FHLMC REMIC Series 2020-5002, Class FJ(a) (1M USD LIBOR + 0.400%)
190,084	5.017	07/25/50	186,103
FHLMC REMIC Series 2020-5031, Class FA(a) (SOFR + 0.300%)
2,469,972	4.701	08/15/43	2,408,364
FHLMC STRIPS Series 2006-239, Class F22(a) (1M USD LIBOR + 0.350%)
165,960	4.938	08/15/36	164,233
FHLMC STRIPS Series 2006-239, Class F30(a) (1M USD LIBOR + 0.300%)
414,899	4.888	08/15/36	410,696
FNMA REMIC Series 2002-53, Class FY(a) (1M USD LIBOR + 0.500%)
201,606	5.117	08/25/32	201,502
FNMA REMIC Series 2004-54, Class FL(a) (1M USD LIBOR + 0.400%)
111,554	5.017	07/25/34	111,428
FNMA REMIC Series 2004-54, Class FN(a) (1M USD LIBOR + 0.450%)
269,281	5.067	07/25/34	268,663

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2005-103, Class FC(a) (1M USD LIBOR + 0.500%)
$8,271,014	5.117%	07/25/35	$8,264,855
FNMA REMIC Series 2005-120, Class FE(a) (1M USD LIBOR + 0.520%)
413,934	5.137	01/25/36	412,129
FNMA REMIC Series 2005-87, Class FE(a) (1M USD LIBOR + 0.450%)
424,450	5.067	10/25/35	421,445
FNMA REMIC Series 2006-110, Class AF(a) (1M USD LIBOR + 0.330%)
2,331,803	4.947	11/25/36	2,305,904
FNMA REMIC Series 2006-16, Class FC(a) (1M USD LIBOR + 0.300%)
105,141	4.917	03/25/36	104,170
FNMA REMIC Series 2006-36, Class FB(a) (1M USD LIBOR + 0.300%)
43,655	4.917	05/25/36	43,101
FNMA REMIC Series 2006-42, Class PF(a) (1M USD LIBOR + 0.410%)
92,552	5.027	06/25/36	91,911
FNMA REMIC Series 2006-44, Class FP(a) (1M USD LIBOR + 0.400%)
935,482	5.017	06/25/36	928,160
FNMA REMIC Series 2006-61, Class FD(a) (1M USD LIBOR + 0.360%)
192,615	4.977	07/25/36	190,684
FNMA REMIC Series 2006-79, Class DF(a) (1M USD LIBOR + 0.350%)
393,982	4.967	08/25/36	390,873
FNMA REMIC Series 2006-88, Class AF(a) (1M USD LIBOR + 0.460%)
344,098	5.077	09/25/36	341,602
FNMA REMIC Series 2007-35, Class PF(a) (1M USD LIBOR + 0.250%)
62,663	4.867	04/25/37	61,714
FNMA REMIC Series 2007-67, Class FB(a) (1M USD LIBOR + 0.320%)
143,094	4.937	07/25/37	141,067
FNMA REMIC Series 2008-1, Class CF(a) (1M USD LIBOR + 0.700%)
44,593	5.317	02/25/38	44,523
FNMA REMIC Series 2009-110, Class FG(a) (1M USD LIBOR + 0.750%)
206,234	5.367	01/25/40	206,756
FNMA REMIC Series 2010-113, Class FA(a) (1M USD LIBOR + 0.400%)
141,668	5.017	10/25/40	140,632
FNMA REMIC Series 2010-116, Class FE(a) (1M USD LIBOR + 0.400%)
175,134	5.017	10/25/40	173,735
FNMA REMIC Series 2010-141, Class FB(a) (1M USD LIBOR + 0.470%)
106,586	5.087	12/25/40	105,137
FNMA REMIC Series 2010-15, Class FJ(a) (1M USD LIBOR + 0.930%)
341,798	5.547	06/25/36	343,362

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2010-39, Class FE(a) (1M USD LIBOR + 0.770%)
532,482	5.387	06/25/37	534,015
FNMA REMIC Series 2010-39, Class FG(a) (1M USD LIBOR + 0.920%)
233,383	5.537	03/25/36	235,750
FNMA REMIC Series 2010-46, Class WF(a) (1M USD LIBOR + 0.750%)
1,644,830	5.367	05/25/40	1,638,359
FNMA REMIC Series 2010-49, Class FB(a) (1M USD LIBOR + 0.750%)
158,868	5.367	05/25/40	158,904
FNMA REMIC Series 2010-59, Class FN(a) (1M USD LIBOR + 0.730%)
1,837,221	5.347	06/25/40	1,834,819
FNMA REMIC Series 2011-5, Class PF(a) (1M USD LIBOR + 0.600%)
19,396	5.217	11/25/40	19,412
FNMA REMIC Series 2011-53, Class FT(a) (1M USD LIBOR + 0.580%)
154,286	5.197	06/25/41	153,482
FNMA REMIC Series 2011-87, Class FJ(a) (1M USD LIBOR + 0.550%)
142,308	5.167	09/25/41	140,807
FNMA REMIC Series 2012-101, Class FC(a) (1M USD LIBOR + 0.500%)
118,813	5.117	09/25/42	117,161
FNMA REMIC Series 2012-14, Class BF(a) (1M USD LIBOR + 0.600%)
751,989	5.217	03/25/42	743,693
FNMA REMIC Series 2012-37, Class BF(a) (1M USD LIBOR + 0.500%)
158,763	5.117	12/25/35	157,994
FNMA REMIC Series 2013-10, Class KF(a) (1M USD LIBOR + 0.300%)
102,376	4.917	02/25/43	100,754
FNMA REMIC Series 2013-130, Class FB(a) (1M USD LIBOR + 0.450%)
96,522	5.067	01/25/44	95,189
FNMA REMIC Series 2013-19, Class DF(a) (1M USD LIBOR + 0.300%)
575,547	4.917	09/25/41	571,801
FNMA REMIC Series 2013-2, Class QF(a) (1M USD LIBOR + 0.500%)
76,807	5.117	02/25/43	75,669
FNMA REMIC Series 2014-17, Class FE(a) (1M USD LIBOR + 0.550%)
812,767	5.167	04/25/44	805,302
FNMA REMIC Series 2014-28, Class FD(a) (1M USD LIBOR + 0.450%)
1,704,241	5.067	05/25/44	1,680,039
FNMA REMIC Series 2014-47, Class AF(a) (1M USD LIBOR + 0.350%)
355,685	3.668	08/25/44	350,584
FNMA REMIC Series 2015-27, Class KF(a) (1M USD LIBOR + 0.300%)
94,166	4.917	05/25/45	93,237

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2015-87, Class BF(a) (1M USD LIBOR + 0.300%)
$390,696	4.917%	12/25/45	$381,760
FNMA REMIC Series 2016-49, Class EF(a) (1M USD LIBOR + 0.400%)
902,675	5.017	08/25/46	893,805
FNMA REMIC Series 2017-16, Class FA(a) (1M USD LIBOR + 0.450%)
740,946	5.067	03/25/47	727,471
FNMA REMIC Series 2017-91, Class GF(a) (1M USD LIBOR + 0.350%)
1,785,993	4.967	11/25/47	1,743,292
FNMA REMIC Series 2018-15, Class JF(a) (1M USD LIBOR + 0.300%)
939,477	4.917	03/25/48	914,491
FNMA REMIC Series 2018-3385, Class MA
892,776	4.500	06/01/48	873,603
FNMA REMIC Series 2018-4, Class FM(a) (1M USD LIBOR + 0.300%)
2,346,497	4.917	02/25/48	2,284,736
FNMA REMIC Series 2019-41, Class FM(a) (1M USD LIBOR + 0.450%)
1,144,601	5.067	08/25/49	1,122,364
FNMA REMIC Series 2019-6, Class KF(a) (1M USD LIBOR + 0.450%)
1,882,800	5.067	03/25/49	1,856,540
FNMA REMIC Series 2020-6347, Class BM(a) (12M USD LIBOR + 1.733%)
10,490,943	3.681	02/01/41	10,649,625
GNMA Series 2004-59, Class FP(a) (1M USD LIBOR + 0.300%)
412,496	4.890	08/16/34	408,883
GNMA Series 2005-4, Class FA(a) (1M USD LIBOR + 0.370%)
364,379	4.960	01/16/35	360,629
GNMA Series 2007-26, Class FL(a) (1M USD LIBOR + 0.200%)
2,425,931	4.798	05/20/37	2,382,865
GNMA Series 2007-59, Class FA(a) (1M USD LIBOR + 0.500%)
118,441	5.098	10/20/37	116,944
GNMA Series 2013-99, Class PF(a) (1M USD LIBOR + 0.300%)
1,624,629	4.898	07/20/43	1,594,037
GNMA Series 2018-164, Class AF(a) (1M USD LIBOR + 0.400%)
2,637,613	4.998	12/20/48	2,595,274
GNMA Series 2019-110, Class F(a) (1M USD LIBOR + 0.450%)
1,803,479	5.048	09/20/49	1,764,338
GNMA Series 2019-56, Class FB(a) (1M USD LIBOR + 0.450%)
2,000,693	5.048	05/20/49	1,976,291
GNMA Series 2019-58, Class FA(a) (1M USD LIBOR + 0.400%)
859,295	4.998	05/20/49	845,319
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class ASB
463,091	2.713	08/15/49	440,210
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class ASB
373,212	3.540	08/15/48	357,351
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A5
2,308,223	4.064	02/15/47	2,267,170

Mortgage-Backed Securities – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A4
550,000	3.719	07/15/50	520,175
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class A3
2,053,239	3.479	05/15/48	1,942,902
Wells Fargo Commercial Mortgage Trust Series 2013-LC12, Class A4(a)
700,000	4.218	07/15/46	690,425

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $105,992,054)			$103,485,075

Asset- Backed Securities – 19.3%
Access to Loans for Learning Student Loan Corp., Series 2010-I, Class A3(a) (3M USD LIBOR + 0.800%)
$500,561	5.585%	04/25/37	$501,863
Access to Loans for Learning Student Loan Corp., Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
16,711	5.317	07/25/36	16,609
Ally Auto Receivables Trust, Series 2022-1, Class A3
3,170,000	3.310	11/15/26	3,091,798
Anchorage Capital CLO Ltd., Series 2014-4RA, Class A(a)(b) (3M USD LIBOR + 1.050%) (Cayman Islands)
978,170	5.852	01/28/31	972,742
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
61,242	5.707	11/17/27	60,829
BA Credit Card Trust, Series 2021-A1, Class A1
500,000	0.440	09/15/26	474,035
Barclays Dryrock Issuance Trust, Series 2021-1, Class A
2,400,000	0.630	07/15/27	2,241,159
Barings CLO Ltd., Series 2018-3A, Class A1(a)(b) (3M USD LIBOR + 0.950%) (Cayman Islands)
248,380	5.758	07/20/29	246,908
BBCMS Mortgage Trust, Series 2018-C2, Class ASB
576,000	4.236	12/15/51	552,359
BlueMountain CLO Ltd., Series 2017-2A, Class A1R(a)(b) (3M USD LIBOR + 1.180%) (Cayman Islands)
961,670	5.995	10/22/30	956,562
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.800%)
9,403	5.758	02/25/30	9,399
BSPDF Issuer Ltd., Series 2021-FL1, Class A(a)(b) (1M USD LIBOR + 1.200%) (Cayman Islands)
1,150,000	5.788	10/15/36	1,129,432
BX, Series 2021-MFM1, Class A(a)(b) (1M U.S. T-Bill MMY + 0.810%)
90,425	5.377	01/15/34	89,012
BX Trust, Series 2021-ARIA, Class A(a)(b) (1M USD LIBOR + 0.899%)
1,300,000	5.487	10/15/36	1,266,784
BXHPP Trust, Series 2021-FILM, Class A(a)(b) (1M USD LIBOR + 0.650%)
1,850,000	5.238	08/15/36	1,751,923
CARDS II Trust, Series 2021-1A, Class A(b) (Canada)
1,125,000	0.602	04/15/27	1,067,024

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Carlyle US CLO Ltd., Series 2017-2A, Class A1R(a)(b) (3M USD LIBOR + 1.050%) (Cayman Islands)
$2,000,000	5.858%	07/20/31	$1,985,090
CIFC Funding Ltd., Series 2017-3A, Class A1(a)(b) (3M USD LIBOR + 1.220%) (Cayman Islands)
2,250,712	6.028	07/20/30	2,239,339
CIFC Funding Ltd., Series 2021-2A, Class AR(a)(b) (3M USD LIBOR + 0.950%) (Cayman Islands)
490,892	5.758	04/20/30	487,570
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A4
2,400,000	4.023	03/11/47	2,351,722
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5
600,000	3.855	05/10/47	586,946
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB
159,907	2.984	04/10/48	156,093
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4
3,000,000	3.778	09/10/58	2,865,700
COMM Mortgage Trust, Series 2013-CR12, Class A4
800,000	4.046	10/10/46	783,853
COMM Mortgage Trust, Series 2013-CR7, Class A4
34,951	3.213	03/10/46	34,909
COMM Mortgage Trust, Series 2013-CR8, Class A5(a)
224,504	3.612	06/10/46	222,500
COMM Mortgage Trust, Series 2013-CR9, Class A4(a)
137,407	4.267	07/10/45	136,751
COMM Mortgage Trust, Series 2015-CR24, Class ASB
246,090	3.445	08/10/48	236,312
COMM Mortgage Trust, Series 2015-CR26, Class ASB
505,856	3.373	10/10/48	491,590
DBJPM Mortgage Trust, Series 2016-C3, Class ASB
249,632	2.756	08/10/49	237,315
Discover Card Execution Note Trust, Series 2017-A5, Class A5(a) (1M USD LIBOR + 0.600%)
2,000,000	5.188	12/15/26	2,003,043
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
218,887	5.692	04/15/29	217,487
Edsouth Indenture No 10 LLC, Series 2015-2, Class A(a)(b) (1M USD LIBOR + 1.000%)
61,888	5.617	12/25/56	62,003
Edsouth Indenture No 3 LLC, Series 2012-2, Class A(a)(b) (1M USD LIBOR + 0.730%)
22,357	5.347	04/25/39	22,315
Educational Funding of the South, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.650%)
400,623	5.468	04/25/35	397,573
EFS Volunteer LLC, Series 2010-1, Class A2(a)(b) (3M USD LIBOR + 0.850%)
274,247	5.668	10/25/35	274,062
Extended Stay America Trust, Series 2021-ESH, Class A(a)(b) (1M USD LIBOR + 1.080%)
1,415,479	5.668	07/15/38	1,394,247

Asset- Backed Securities – (continued)
Flatiron CLO 19 Ltd., Series 2021-1A, Class AR(a)(b) (3M USD LIBOR + 1.080%) (Cayman Islands)
1,000,000	5.952	11/16/34	988,161
Ford Credit Auto Owner Trust, Series 2018-2, Class A(b)
1,500,000	3.470	01/15/30	1,489,925
Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A
1,000,000	3.170	03/15/25	999,359
GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A4
3,230,000	1.760	01/16/25	3,204,952
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A(b)
1,000,000	0.690	10/15/25	970,839
Goal Capital Funding Trust, Series 2010-1, Class A(a)(b) (3M USD LIBOR + 0.700%)
153,254	5.658	08/25/48	148,884
Great Wolf Trust, Series 2019-WOLF, Class A(a)(b) (1M U.S. T-Bill MMY + 1.150%)
3,250,000	5.711	12/15/36	3,223,023
GS Mortgage Securities Trust, Series 2014-GC18, Class A4
4,500,000	4.074	01/10/47	4,417,615
HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A(a)(b) (3M USD LIBOR + 1.450%) (Cayman Islands)
500,000	6.252	11/30/32	496,752
Hayfin US Ltd., Series 2018-8A, Class A(a)(b) (3M USD LIBOR + 1.120%) (Cayman Islands)
3,000,000	5.928	04/20/31	2,968,995
Higher Education Funding I, Series 2014-1, Class A(a)(b) (3M USD LIBOR + 1.050%)
79,039	6.008	05/25/34	78,971
Honda Auto Receivables Owner Trust, Series 2019-4, Class A3
42,091	1.830	01/18/24	42,004
Hyundai Auto Receivables Trust 2020-C, Series 2020-C, Class A4
4,000,000	0.490	11/16/26	3,722,921
Hyundai Auto Receivables Trust 2022-C, Series 2022-C, Class A3
3,625,000	5.390	06/15/27	3,637,198
ICG US CLO Ltd., Series 2018-1A, Class A1R(a)(b) (3M USD LIBOR + 1.140%) (Cayman Islands)
623,588	5.938	10/19/28	619,762
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4(a)
452,994	3.994	01/15/46	450,490
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A5
2,244,250	3.664	07/15/45	2,214,238
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class ASB
112,030	3.566	02/15/47	110,940
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class A(a)(b) (1M U.S. T-Bill MMY + 0.660%)
409,014	5.227	12/15/37	401,474
KnowledgeWorks Foundation, Series 2010-1, Class A(a) (3M USD LIBOR + 0.950%)
152,881	5.908	02/25/42	151,250

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
LCM XV LP, Series 2021-15A, Class AR2(a)(b) (3M USD LIBOR + 1.000%) (Cayman Islands)
$2,115,726	5.808%	07/20/30	$2,094,603
LCM XX LP, Series 2018-20A, Class AR(a)(b) (3M USD LIBOR + 1.040%) (Cayman Islands)
462,373	5.848	10/20/27	461,390
Madison Park Funding Ltd., Series 2021-37A, Class AR(a)(b) (3M USD LIBOR + 1.070%) (Cayman Islands)
1,500,000	5.862	07/15/33	1,483,194
Madison Park Funding XLI Ltd., Series 2017-12A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
156,171	5.645	04/22/27	155,336
Marathon CLO Ltd., Series 2021-1A, Class AANR(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
2,200,000	6.112	04/15/32	2,173,162
Master Credit Card Trust, Series 2021-1A, Class A(b) (Canada)
1,400,000	0.530	11/21/25	1,320,237
Mercedes-Benz Auto Lease Trust 2021-B, Series 2021-B, Class A3
831,912	0.400	11/15/24	812,609
Mercedes-Benz Auto Receivables Trust 2022-1, Series 2022-1, Class A2
1,000,000	5.260	10/15/25	999,754
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class ASB
531,590	2.860	11/15/49	506,123
Navient Student Loan Trust, Series 2016-6A, Class A2(a)(b) (1M USD LIBOR + 0.750%)
15,494	5.367	03/25/66	15,492
Nelnet Student Loan Trust, Series 2014-2A, Class A2(a)(b) (1M USD LIBOR + 0.600%)
94,824	5.217	03/25/30	94,646
Nelnet Student Loan Trust, Series 2014-4A, Class A1(a)(b) (1M USD LIBOR + 0.540%)
41,184	5.157	11/27/39	41,165
Nelnet Student Loan Trust, Series 2016-1A, Class A(a)(b) (1M USD LIBOR + 0.800%)
371,154	5.417	09/25/65	369,313
Northstar Education Finance, Inc., Series 2012-1, Class A(a)(b) (1M USD LIBOR + 0.700%)
52,480	5.317	12/26/31	52,184
NorthStar Student Loan Trust III, Series 2016-1, Class A(a)(b) (1M USD LIBOR + 1.250%)
482,743	5.867	05/27/36	483,128
ONE PARK Mortgage Trust, Series 2021-PARK, Class A(a)(b) (1M U.S. T-Bill MMY + 0.810%)
908,000	5.377	03/15/36	869,602
OZLM Ltd., Series 2017-11A, Class A1R(a)(b) (3M USD LIBOR + 1.250%) (Cayman Islands)
230,662	6.052	10/30/30	228,537
Pennsylvania Higher Education Assistance Agency, Series 2009-1, Class A1(a) (3M USD LIBOR + 0.900%)
4,470	5.718	07/25/29	4,470
Regata Funding Ltd., Series 2021-1A, Class AR(a)(b) (3M USD LIBOR + 1.100%) (Cayman Islands)
2,000,000	5.892	10/15/32	1,976,384
Rhode Island Student Loan Authority, Series 2012-1, Class A1(a) (1M USD LIBOR + 0.900%)
646,364	5.562	07/01/31	645,810

Asset- Backed Securities – (continued)
Rhode Island Student Loan Authority, Series 2014-1, Class A1(a) (1M USD LIBOR + 0.700%)
81,888	5.362	10/02/28	79,903
Shackleton 2015-VIII CLO Ltd., Series 2017-8A, Class A2R(a)(b) (3M USD LIBOR + 0.920%) (Cayman Islands)
185,943	5.728	10/20/27	185,282
SLC Student Loan Trust, Series 2005-5, Class A4(a) (3M USD LIBOR + 0.140%)
129,896	4.958	10/25/28	129,516
SLC Student Loan Trust, Series 2007-1, Class A4(a) (3M USD LIBOR + 0.060%)
943,874	4.924	05/15/29	929,469
SLC Student Loan Trust, Series 2010-1, Class A(a) (3M USD LIBOR + 0.875%)
217,839	5.833	11/25/42	215,480
SLM Student Loan Trust, Series 2005-7, Class A4(a) (3M USD LIBOR + 0.150%)
70,223	4.968	10/25/29	69,490
SLM Student Loan Trust, Series 2018-10, Class A7B(a)(b) (3M USD LIBOR + 0.600%)
69,082	5.418	10/25/29	68,902
SOUND POINT CLO XXII Ltd., Series 2019-1A, Class AR(a)(b) (3M USD LIBOR + 1.080%) (Cayman Islands)
600,000	5.888	01/20/32	590,972
State of Illinois
567,273	4.950	06/01/23	566,470
Stratus CLO 2021-2 Ltd., Series 2021-2A, Class A(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
3,841,294	5.708	12/28/29	3,808,670
STWD Trust, Series 2021-FLWR, Class A(a)(b) (1M USD LIBOR + 0.577%)
1,350,000	5.165	07/15/36	1,316,670
Sycamore Tree CLO 2023-2 Ltd., Series 2023-2A, Class A(a)(b) (3M U.S. T-Bill MMY + 2.330%) (Cayman Islands)
2,200,000	7.011	04/20/35	2,189,374
TCW CLO 2019-2 Ltd., Series 2022-2A, Class A1R(a)(b) (3M U.S. T-Bill MMY + 1.280%) (Cayman Islands)
3,500,000	5.919	10/20/32	3,464,188
TCW CLO AMR Ltd., Series 2021-1A, Class ASNR(a)(b) (3M USD LIBOR + 1.220%) (Cayman Islands)
1,100,000	6.092	08/16/34	1,080,259
TCW CLO Ltd., Series 2022-1A, Class A1(a)(b) (3M U.S. T-Bill MMY + 1.340%) (Cayman Islands)
3,500,000	5.994	04/22/33	3,433,010
Toyota Auto Receivables 2022-D Owner Trust, Series 2022-D, Class A3
1,825,000	5.300	09/15/27	1,836,860
Tralee CLO II Ltd., Series 2017-1A, Class AR(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
287,080	6.128	07/20/29	285,085
Trimaran Cavu Ltd., Series 2021-1A, Class A(a)(b) (3M USD LIBOR + 1.210%) (Cayman Islands)
1,000,000	6.025	04/23/32	986,530
Trysail CLO Ltd., Series 2021-1A, Class A1(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
3,000,000	6.128	07/20/32	2,956,260

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Asset- Backed Securities – (continued)
Voya CLO 2019-2 Ltd., Series 2019-2A, Class A(a)(b) (3M USD LIBOR + 1.270%) (Cayman Islands)
$700,000	6.078%		07/20/32	$694,685
Voya CLO Ltd., Series 2015-1A, Class A1R(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
161,748	5.695		01/18/29	160,817
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class ASB
76,765	3.487		11/15/48	74,162
Zais CLO Ltd., Series 2021-15A, Class A1R(a)(b) (3M USD LIBOR + 1.350%) (Cayman Islands)
1,000,000	6.152		07/28/32	978,080

TOTAL ASSET- BACKED SECURITIES
(Cost $104,459,330)				$102,839,884

Foreign Corporate Debt – 15.5%
Banks – 12.8%
ANZ New Zealand Int’l Ltd/London(a)(b) (New Zealand)
(SOFR + 0.600%)
$500,000	5.175%		02/18/25	$499,993
Australia & New Zealand Banking Group Ltd.(b) (Australia)
572,000	4.829		02/03/25	565,891
Banco Santander SA (Spain)
200,000	3.892		05/24/24	195,778
(SOFR + 1.240%)
1,600,000	5.815	(a)	05/24/24	1,604,232
(US 1 Year CMT T-Note + 0.450%)
1,000,000	0.701	(a)	06/30/24	981,376
Bank of Montreal(a), MTN (Canada)
(SOFRINDX + 0.465%)
3,000,000	4.966		01/10/25	2,991,481
Bank of Nova Scotia (The) (Canada)
(SOFRINDX + 0.550%)
551,000	4.973	(a)	09/15/23	550,514
1,620,000	5.250		12/06/24	1,616,042
Bank of Nova Scotia (The)(a), Series FRN (Canada)
(SOFRINDX + 0.445%)
425,000	4.963		04/15/24	424,984
Bank of Nova Scotia (The)(a), MTN (Canada)
(SOFRINDX + 0.960%)
1,400,000	5.344		03/11/24	1,406,750
Banque Federative du Credit Mutuel SA(b) (France)
1,298,000	0.650		02/27/24	1,236,711
Barclays PLC(a) (United Kingdom)
(3M USD LIBOR + 1.356%)
1,161,000	4.338		05/16/24	1,156,346
BNP Paribas SA(b) (France)
1,970,000	3.800		01/10/24	1,938,461
BPCE SA(a)(b) (France)
(SOFR + 0.570%)
1,100,000	5.087		01/14/25	1,091,549
Canadian Imperial Bank of Commerce(a) (Canada)
(SOFR + 0.940%)
2,433,000	5.440		04/07/25	2,443,571
Credit Suisse AG (Switzerland)
396,000	7.950		01/09/25	399,616

Foreign Corporate Debt – (continued)
Banks – (continued)
Credit Suisse AG(a), Series FRN (Switzerland)
(SOFRINDX + 1.260%)
3,000,000	5.836		02/21/25	2,863,011
Deutsche Bank AG, Series E (Germany)
298,000	0.962		11/08/23	288,584
(SOFR + 0.500%)
3,125,000	5.075	(a)	11/08/23	3,114,356
Federation des Caisses Desjardins du Quebec(a)(b) (Canada)
(SOFR + 0.430%)
1,895,000	5.005		05/21/24	1,889,564
HSBC Holdings PLC(a), Series .. (United Kingdom)
(SOFR + 0.580%)
1,713,000	5.155		11/22/24	1,689,372
ING Groep NV (Netherlands)
1,402,000	3.550		04/09/24	1,371,462
Lloyds Banking Group PLC (United Kingdom)
1,367,000	4.050		08/16/23	1,358,842
(US 1 Year CMT T-Note + 0.550%)
1,192,000	0.695	(a)	05/11/24	1,177,653
Macquarie Group Ltd.(a)(b) (Australia)
(3M USD LIBOR + 1.330%)
1,863,000	4.150		03/27/24	1,860,535
Mitsubishi UFJ Financial Group, Inc. (Japan)
(SOFR + 1.385%)
1,529,000	5.744	(a)	09/12/25	1,540,484
(SOFR + 0.940%)
2,400,000	5.515	(a)	02/20/26	2,403,323
Mizuho Financial Group, Inc. (Japan)
(SOFR + 1.252%)
1,358,000	1.241	(a)	07/10/24	1,335,940
(SOFR + 0.872%)
1,259,000	0.849	(a)	09/08/24	1,225,560
National Australia Bank Ltd.(a)(b) (Australia)
(SOFR + 0.380%)
2,300,000	4.892		01/12/25	2,293,445
National Bank of Canada(a) (Canada)
(SOFR + 0.490%)
655,000	5.066		08/06/24	653,739
NatWest Group PLC (United Kingdom)
325,000	3.875		09/12/23	322,424
NatWest Markets PLC(b) (United Kingdom)
1,000,000	2.375		05/21/23	992,466
Nordea Bank Abp(b) (Finland)
800,000	3.750		08/30/23	793,548
Royal Bank of Canada, GMTN (Canada)
(SOFRINDX + 0.340%)
819,000	4.839	(a)	10/07/24	816,575
(SOFRINDX + 0.440%)
2,000,000	4.977	(a)	01/21/25	1,993,278
Societe Generale SA(b) (France)
1,133,000	4.250		09/14/23	1,123,945
Sumitomo Mitsui Trust Bank Ltd.(a)(b) (Japan)
(SOFR + 0.440%)
1,854,000	4.851		09/16/24	1,847,172
Swedbank AB(b) (Sweden)
700,000	1.300		06/02/23	692,877

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Toronto-Dominion Bank (The), MTN (Canada)
(SOFR + 0.910%)
$781,000	5.274	%(a)	03/08/24	$784,355
(SOFR + 0.410%)
4,000,000	4.911	(a)	01/10/25	3,984,039
Toronto-Dominion Bank (The)(a) (Canada)
(SOFR + 0.355%)
1,000,000	4.931		03/04/24	998,609
Toronto-Dominion Bank (The), GMTN (Canada)
859,000	3.250		03/11/24	840,407
UBS AG/London (Switzerland)
(SOFR + 0.360%)
702,000	4.935	(a)(b)	02/09/24	700,786
(SOFR + 0.450%)
769,000	5.025	(a)(b)	08/09/24	766,033
(SOFR + 0.470%)
3,500,000	4.984	(a)(b)	01/13/25	3,484,574
Westpac Banking Corp. (Australia)
2,567,000	5.350		10/18/24	2,572,571
(SOFR + 0.300%)
1,186,000	4.875	(a)	11/18/24	1,183,718

				68,066,542

Capital Goods – 0.1%
Siemens Financieringsmaatschappij NV(a) (b) (Germany) (SOFR + 0.430%)
620,000	4.814		03/11/24	619,934

Consumer Cyclical – 0.7%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.530%)
710,000	5.010	(a)(b)	04/01/24	707,082
(SOFRINDX + 0.840%)
1,231,000	5.320	(a)(b)	04/01/25	1,226,654
Mercedes-Benz Finance North America LLC(b) (Germany)
1,000,000	1.750		03/10/23	999,131
Volkswagen Group of America Finance LLC(a)(b) (Germany)
(SOFR + 0.950%)
1,000,000	5.289		06/07/24	998,386

				3,931,253

Energy – 0.8%
Enbridge, Inc. (Canada)
726,000	0.550		10/04/23	705,151
(SOFRINDX + 0.630%)
344,000	5.205	(a)	02/16/24	341,819
TransCanada PipeLines Ltd. (Canada)
3,000,000	3.750		10/16/23	2,968,565

				4,015,535

Food and Beverage – 1.0%
Coca-Cola Europacific Partners PLC(b) (United Kingdom)
1,917,000	0.500		05/05/23	1,900,058
Danone SA(b) (France)
3,000,000	2.589		11/02/23	2,938,951
Heineken NV(b) (Netherlands)
298,000	2.750		04/01/23	297,186

				5,136,195

Foreign Corporate Debt – (continued)
Wireless – 0.1%
NTT Finance Corp.(b) (Japan)
762,000	0.373		03/03/23	762,000

TOTAL FOREIGN CORPORATE DEBT
(Cost $82,939,549)				$82,531,459

Certificate of Deposits – 6.3%(c)
Banco Santander SA (SOFR + 0.490%)
$2,000,000	5.040%		02/09/24	$2,000,800
Barclays Bank PLC (SOFR + 0.700%)
2,300,000	5.250		10/04/23	2,306,118
BNP Paribas
2,403,000	5.430		02/16/24	2,401,750
Commonwealth Bank of Australia (SOFR + 0.400%)
2,579,000	5.530		11/22/23	2,581,889
1,123,000	4.950		01/29/24	1,123,685
Cooperatieve Rabobank UA (SOFR + 0.670%)
1,175,000	5.220		11/07/23	1,178,466
Credit Industriel et Commercial (SOFR + 0.560%)
2,084,000	5.110		05/30/23	2,084,090
Landesbank Baden-Wuerttemberg/New York
2,437,000	5.220		01/17/24	2,431,955
Lloyds Bank Corporate Markets PLC (SOFR + 0.540%)
1,395,000	5.090		01/31/24	1,389,200
National Bank of Kuwait
1,356,700	4.880		03/20/23	1,356,809
Nordea Bank Abp (SOFR + 0.610%)
3,990,000	5.160		01/04/24	4,002,808
Skandinaviska Enskilda Banken AB (SOFR + 0.680%)
2,000,000	5.230		08/18/23	2,004,874
Standard Chartered Bank (SOFR + 0.420%)
1,972,000	4.970		07/28/23	1,970,476
Sumitomo Mitsui Banking Corp. (SOFR + 0.950%)
1,278,000	5.500		10/25/23	1,283,749
Sumitomo Mitsui Banking Corp. New York Branch
2,000,000	5.000		10/06/23	1,996,060
Svenska Handelsbanken (SOFR + 0.570%)
2,436,000	5.120		01/09/24	2,442,236
Toronto Dominion Bank
814,000	4.070		07/18/23	810,996

TOTAL CERTIFICATE OF DEPOSITS
(Cost $33,342,125)				$33,365,961

U.S. Treasury Notes – 5.0%(c)
U.S. Treasury Floating Rate Notes (3M USD T-Bill + 0.160%)
$7,829,600	4.843%		10/31/23	$7,827,344
700,000	4.793		01/31/24	699,785
18,264,000	4.948		10/31/24	18,271,858

TOTAL U.S. TREASURY NOTES
(Cost $26,761,452)				$26,798,987

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Agency Obligations – 2.9%(c)
Federal Farm Credit Banks Funding Corp.
$2,095,000	5.070%	01/11/24	$2,090,095
Federal Home Loan Bank Discount Notes
660,000	4.881	07/26/23	646,077
Federal Home Loan Banks
1,460,000	4.660	11/14/23	1,453,145
600,000	4.660	11/15/23	597,523
600,000	4.670	11/17/23	597,342
600,000	4.680	11/29/23	597,448
2,550,000	5.000	02/21/24	2,538,649
1,885,000	5.000	02/21/24	1,876,458
5,230,000	5.165	03/08/24	5,209,346

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $15,662,143)			$15,606,083

Shares	Dividend Rate	Value

Investment Company – 0.2%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
967,623	4.475%	$967,623
(Cost $967,623)

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 8.5%
Commercial Paper – 8.5%
American Electric Power Co., Inc.
$1,269,000	5.358%	07/20/23	$1,242,795
Bank of Nova Scotia
1,214,000	5.599	10/10/23	1,174,424
3,951,000	5.581	02/09/24	3,746,180
BASF SE
1,290,000	5.787	12/18/23	1,233,756
BAT International Finance PLC
2,196,000	5.174	05/08/23	2,174,984
BofA Securities, Inc.
964,000	5.440	02/08/24	962,563
Citigroup Global Markets, Inc.(a) (SOFR + 0.650%)
1,093,000	5.200	09/21/23	1,094,366
DNB Bank ASA
2,731,000	5.450	11/22/23	2,626,157
EIDP, Inc.
2,228,000	4.901	05/01/23	2,208,706
Entergy Corp.
1,337,000	4.991	04/24/23	1,327,026
Federation des Caisses Desjardins du Quebec
2,365,000	5.452	02/14/24	2,246,183
HP, Inc.
2,090,000	5.309	04/24/23	2,074,283
Lloyds Bank Corporate Markets PLC
2,718,000	5.520	02/14/24	2,716,614
Macquarie Bank Ltd.
1,500,000	5.366	08/01/23	1,467,810

Short-Term Investments – (continued)
Commercial Paper – (continued)
MetLife Short Term Funding LLC
2,514,000	4.332%	09/01/23	2,449,089
Nordea Bank Abp(a) (SOFR + 0.450%)
1,238,000	5.000	01/18/24	1,240,414
Royal Bank Of Canada
722,000	4.139	07/14/23	708,751
Societe Generale SA
2,716,000	5.536	11/15/23	2,614,286
1,355,000	5.413	02/09/24	1,285,678
Suncor Energy, Inc.
8,368,000	5.121	04/18/23	8,311,934
Thunder Bay Funding LLC
1,324,000	5.254	05/17/23	1,310,389
Westpac Banking Corp.
1,279,000	5.395	02/20/24	1,277,133

TOTAL SHORT-TERM INVESTMENTS
(Cost $45,509,596)			$45,493,521

TOTAL INVESTMENTS – 99.1%
(Cost $533,106,272)			$528,134,442

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			4,779,379

NET ASSETS – 100.0%			$532,913,821

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on February 28, 2023.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities

February 28, 2023 (Unaudited)

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $50,118,769, $156,982,937, $140,959,922 and $4,765,810, respectively)	$46,848,272	$145,627,297	$121,620,509	$4,486,854

Investments in affiliated issuers, at value (cost $423,537, $2,193,329, $483,302 and $—, respectively)	423,537	2,193,329	483,302	—

Cash	72,163	205,683	36,271	23,250

Foreign currency, at value (cost $81, $—, $— and $—, respectively)	84	—	—	—

Receivables:

Dividends and interest	702,034	2,298,777	102,168	42,291

Reimbursement from investment adviser	103,728	—	—	2,621

Investments sold	—	—	6,212,991	298,642

Fund shares sold	—	10,643,430	—	—

Total assets	48,149,818	160,968,516	128,455,241	4,853,658

Liabilities:

Payables:

Management fees	107,750	36,182	11,247	—

Investments purchased	—	11,948,347	6,454,743	279,778

Fund shares redeemed	—	15,356	—	—

Total liabilities	107,750	11,999,885	6,465,990	279,778

Net Assets:

Paid-in capital	56,108,890	167,242,564	149,540,714	5,787,042

Total distributable loss	(8,066,822)	(18,273,933)	(27,551,463)	(1,213,162)

NET ASSETS	$48,042,068	$148,968,631	$121,989,251	$4,573,880
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,200,000	3,500,000	2,500,000	100,000

Net asset value per share:	$40.04	$42.56	$48.80	$45.74

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued)

February 28, 2023 (Unaudited)

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $697,359,492, $5,361,252,361, $460,672,784 and $532,138,649, respectively)	$606,633,750	$5,355,581,460	$425,412,439	$527,166,819

Investments in affiliated issuers, at value (cost $2,701,652, $—, $52,598,766 and $967,623, respectively)	2,701,652	—	52,598,766	967,623

Cash	—	366,996	2,103,367	779,350

Receivables:

Fund shares sold	35,609,318	8,991,938	—	—

Dividends and interest	6,681,135	374,391	1,848,761	2,348,938

Investments sold	54,140	1,230,663,763	34,453,045	10,244,301

Collateral on certain derivative contracts	—	—	4,810,000	—

Reimbursement from investment adviser	—	73,625	—	14,358

Total assets	651,679,995	6,596,052,173	521,226,378	541,521,389

Liabilities:

Payables:

Investments purchased	35,511,092	1,239,903,017	84,874,066	4,784,985

Management fees	62,931	515,377	39,210	78,434

Due to custodian	4,140	—	—	—

Fund shares redeemed	—	—	—	3,744,149

Forward sales contracts, at value (proceeds receivable $—, $—, $18,165,742 and $—)	—	—	13,035,625	—

Total liabilities	35,578,163	1,240,418,394	97,948,901	8,607,568

Net Assets:

Paid-in capital	733,376,321	5,354,377,378	481,320,459	538,607,947

Total distributable earnings (loss)	(117,274,489)	1,256,401	(58,042,982)	(5,694,126)

NET ASSETS	$616,101,832	$5,355,633,779	$423,277,477	$532,913,821
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	13,850,000	53,600,000	10,250,000	10,675,000

Net asset value per share:	$44.48	$99.92	$41.30	$49.92

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations

For the Six Months Ended February 28, 2023 (Unaudited)

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF
Investment income:

Interest	$1,279,424	$3,793,708	$(516,510)	$81,364

Dividends from Affiliated Underlying Funds	4,486	46,914	6,131	456

Total investment income (loss)	1,283,910	3,840,622	(510,379)	81,820

Expenses:

Management fees	91,553	209,163	74,470	—

Trustee fees	1,403	8,355	8,783	4,596

Total expenses	92,956	217,518	83,253	4,596

Less — expense reductions	(88,514)	(2,118)	(294)	(25)

Net expenses	4,442	215,400	82,959	4,571

NET INVESTMENT INCOME (LOSS)	1,279,468	3,625,222	(593,338)	77,249

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(536,996)	(447,498)	(2,378,427)	(42,621)

In-kind redemptions	—	(4,788,193)	(3,592,851)	(734,943)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	930,211	4,963,533	(213,193)	671,429

Foreign currency translations	4	—	—	—

Net realized and unrealized gain (loss)	393,219	(272,158)	(6,184,471)	(106,135)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,672,687	$3,353,064	$(6,777,809)	$(28,886)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued)

For the Six Months Ended February 28, 2023 (Unaudited)

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Investment income:

Interest	$9,696,653	$76,015,950	$5,350,409	$9,510,313

Dividends from Affiliated Underlying Funds	29,794	—	1,369,420	262,920

Total investment income	9,726,447	76,015,950	6,719,829	9,773,233

Expenses:

Management fees	374,462	2,857,031	280,203	501,939

Trustee fees	17,660	77,626	14,289	15,878

Total expenses	392,122	2,934,657	294,492	517,817

Less — expense reductions	(1,341)	(419,237)	(63,519)	(114,863)

Net expenses	390,781	2,515,420	230,973	402,954

NET INVESTMENT INCOME	9,335,666	73,500,530	6,488,856	9,370,279

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,965,232)	(3,639,028)	(17,300,380)	(967,669)

In-kind redemptions	(20,029,441)	(1,050,303)	(283,693)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	99,168	(595,575)	(3,927,326)	560,395

Forward Sales Contracts	—	—	5,130,117	—

Net realized and unrealized loss	(21,895,505)	(5,284,906)	(16,381,282)	(407,274)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,559,839)	$68,215,624	$(9,892,426)	$8,963,005

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access Emerging Markets USD Bond ETF		Access High Yield Corporate Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period February 15, 2022* to August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$1,279,468	$1,656,363	$3,625,222	$8,411,692

Net realized loss	(536,996)	(7,031,328)	(5,235,691)	(7,310,869)

Net change in unrealized gain (loss)	930,215	(4,200,708)	4,963,533	(22,228,548)

Net increase (decrease) in net assets resulting from operations	1,672,687	(9,575,673)	3,353,064	(21,127,725)

Distributions to shareholders:

From distributable earnings	(1,249,935)	(1,465,872)	(3,787,458)	(8,962,167)

From share transactions:

Proceeds from sales of shares	15,157,070	80,817,061	48,882,862	114,021,025

Cost of shares redeemed	—	(37,313,270)	(33,989,191)	(181,256,065)

Net increase (decrease) in net assets resulting from share transactions	15,157,070	43,503,791	14,893,671	(67,235,040)

TOTAL INCREASE (DECREASE)	15,579,822	32,462,246	14,459,277	(97,324,932)

Net assets:

Beginning of period	$32,462,246	$—	$134,509,354	$231,834,286

End of period	$48,042,068	$32,462,246	$148,968,631	$134,509,354

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Inflation Protected USD Bond ETF		Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income (loss)	$(593,338)	$11,658,250	$77,249	$266,263

Net realized loss	(5,971,278)	(883,447)	(777,564)	(568,392)

Net change in unrealized gain (loss)	(213,193)	(22,100,414)	671,429	(1,047,201)

Net decrease in net assets resulting from operations	(6,777,809)	(11,325,611)	(28,886)	(1,349,330)

Distributions to shareholders:

From distributable earnings	(2,307,172)	(10,540,936)	(99,914)	(290,343)

From share transactions:

Proceeds from sales of shares	9,689,154	93,221,061	—	9,666,322

Cost of shares redeemed	(43,986,966)	(52,293,928)	(11,559,764)	(21,931,891)

Net increase (decrease) in net assets resulting from share transactions	(34,297,812)	40,927,133	(11,559,764)	(12,265,569)

TOTAL INCREASE (DECREASE)	(43,382,793)	19,060,586	(11,688,564)	(13,905,242)

Net assets:

Beginning of period	$165,372,044	$146,311,458	$16,262,444	$30,167,686

End of period	$121,989,251	$165,372,044	$4,573,880	$16,262,444

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate Bond ETF		Access Treasury 0-1 Year ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$9,335,666	$18,155,167	$73,500,530	$11,318,812

Net realized loss	(21,994,673)	(23,226,589)	(4,689,331)	(4,211,303)

Net change in unrealized gain (loss)	99,168	(114,811,678)	(595,575)	(5,114,563)

Net increase (decrease) in net assets resulting from operations	(12,559,839)	(119,883,100)	68,215,624	1,992,946

Distributions to shareholders:

From distributable earnings	(9,434,478)	(18,399,303)	(61,803,081)	(6,806,393)

From share transactions:

Proceeds from sales of shares	133,196,042	311,310,364	3,328,440,177	2,207,541,510

Cost of shares redeemed	(129,629,510)	(314,616,517)	(1,066,280,417)	(973,326,888)

Net increase (decrease) in net assets resulting from share transactions	3,566,532	(3,306,153)	2,262,159,760	1,234,214,622

TOTAL INCREASE (DECREASE)	(18,427,785)	(141,588,556)	2,268,572,303	1,229,401,175

Net assets:

Beginning of period	$634,529,617	$776,118,173	$3,087,061,476	$1,857,660,301

End of period	$616,101,832	$634,529,617	$5,355,633,779	$3,087,061,476

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access U.S. Aggregate Bond ETF		Access Ultra Short Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$6,488,856	$4,477,355	$9,370,279	$4,094,472

Net realized loss	(17,584,073)	(11,130,499)	(967,669)	(195,941)

Net change in unrealized gain (loss)	1,202,791	(30,653,086)	560,395	(6,100,886)

Net increase (decrease) in net assets resulting from operations	(9,892,426)	(37,306,230)	8,963,005	(2,202,355)

Distributions to shareholders:

From distributable earnings	(6,163,593)	(3,918,777)	(8,930,647)	(4,021,476)

From share transactions:

Proceeds from sales of shares	14,522,579	254,499,846	99,373,908	290,217,807

Cost of shares redeemed	(8,293,691)	—	(69,689,003)	(111,670,925)

Net increase in net assets resulting from share transactions	6,228,888	254,499,846	29,684,905	178,546,882

TOTAL INCREASE (DECREASE)	(9,827,131)	213,274,839	29,717,263	172,323,051

Net assets:

Beginning of period	$433,104,608	$219,829,769	$503,196,558	$330,873,507

End of period	$423,277,477	$433,104,608	$532,913,821	$503,196,558

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Access Emerging Markets USD Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period February 15, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$40.58		$49.68

Net investment income(a)	1.22		1.33

Net realized and unrealized loss	(0.52)		(9.29)

Total gain (loss) from investment operations	0.70		(7.96)

Distributions to shareholders from net investment income	(1.24)		(1.14)

Net asset value, end of period	$40.04		$40.58

Market price, end of period	$39.97		$40.13

Total Return at Net Asset Value(b)	1.79%		(16.11)%

Net assets, end of period (in 000’s)	$48,042		$32,462

Ratio of net expenses to average net assets	0.02	%(c)	0.00	%(c)

Ratio of total expenses to average net assets	0.45	%(c)	0.45	%(c)

Ratio of net investment income to average net assets	6.19	%(c)	5.67	%(c)

Portfolio turnover rate(d)	3%		34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access High Yield Corporate Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,				For the Period September 5, 2017* to August 31, 2018
			2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$42.70		$50.40	$49.29	$49.42	$48.86	$49.92

Net investment income(a)	1.19		2.21	2.24	2.49	2.75	2.41

Net realized and unrealized gain (loss)	(0.12)		(7.63)	1.15	(0.15)	0.61	(1.21)

Total gain (loss) from investment operations	1.07		(5.42)	3.39	2.34	3.36	1.20

Distributions to shareholders from net investment income	(1.21)		(2.28)	(2.28)	(2.47)	(2.80)	(2.26)

Net asset value, end of period	$42.56		$42.70	$50.40	$49.29	$49.42	$48.86

Market price, end of period	$42.42		$42.28	$50.38	$49.23	$49.24	$48.82

Total Return at Net Asset Value(b)	2.59%		(11.07)%	7.05%	4.94%	7.20%	2.58%

Net assets, end of period (in 000’s)	$148,969		$134,509	$231,834	$150,347	$76,602	$46,413

Ratio of net expenses to average net assets	0.34	%(c)	0.34%	0.34%	0.34%	0.34%	0.34	%(c)

Ratio of net investment income to average net assets	5.67	%(c)	4.69%	4.49%	5.15%	5.67%	4.93	%(c)

Portfolio turnover rate(d)	6%		15%	22%	22%	23%	69%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Inflation Protected USD Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,			For the Period October 2, 2018* to August 31, 2019
			2022	2021	2020
Per Share Operating Performance:

Net asset value, beginning of period	$51.68		$58.52	$56.96	$53.11	$50.00

Net investment income (loss)(a)	(0.21)		3.70	2.85	0.33	1.27

Net realized and unrealized gain (loss)	(1.94)		(7.14)	0.30	4.18	2.98

Total gain (loss) from investment operations	(2.15)		(3.44)	3.15	4.51	4.25

Distributions to shareholders from net investment income	(0.73)		(3.40)	(1.59)	(0.61)	(1.14)

Distributions to shareholders from net realized gains	—		—	—	(0.04)	—

Distributions to shareholders from return of capital	—		—	—	(0.01)	—

Total distributions to shareholders	(0.73)		(3.40)	(1.59)	(0.66)	(1.14)

Net asset value, end of period	$48.80		$51.68	$58.52	$56.96	$53.11

Market price, end of period	$48.78		$51.64	$58.54	$57.00	$53.08

Total Return at Net Asset Value(b)	(4.20)%		(6.08)%	5.62%	8.57%	8.61%

Net assets, end of period (in 000’s)	$121,989		$165,372	$146,311	$31,330	$7,966

Ratio of net expenses to average net assets	0.12	%(c)	0.12%	0.12%	0.12%	0.12	%(c)

Ratio of net investment income (loss) to average net assets	(0.86	)%(c)	6.63%	4.96%	0.61%	2.74	%(c)

Portfolio turnover rate(d)	12%		18%	56%	43%	36%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,		For the Period July 7, 2020* to August 31, 2020
			2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$46.46		$50.28	$50.21	$49.89

Net investment income(a)	0.53		0.62	0.41	0.06

Net realized and unrealized gain (loss)	(0.59)		(3.77)	0.14	0.29

Total gain (loss) from investment operations	(0.06)		(3.15)	0.55	0.35

Distributions to shareholders from net investment income	(0.66)		(0.67)	(0.48)	(0.03)

Net asset value, end of period	$45.74		$46.46	$50.28	$50.21

Market price, end of period	$45.76		$46.38	$50.30	$50.28

Total Return at Net Asset Value(b)	(0.13)%		(6.30)%	1.10%	0.70%

Net assets, end of period (in 000’s)	$4,574		$16,262	$30,168	$27,617

Ratio of net expenses to average net assets	0.14	%(c)	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	2.35	%(c)	1.27%	0.82%	0.73	%(c)

Portfolio turnover rate(d)	17%		45%	32%	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$45.81		$55.24	$55.39	$52.87	$48.31	$50.28

Net investment income(a)	0.74		1.27	1.26	1.59	1.74	1.55

Net realized and unrealized gain (loss)	(1.33)		(9.43)	(0.14)	2.54	4.52	(2.09)

Total gain (loss) from investment operations	(0.59)		(8.16)	1.12	4.13	6.26	(0.54)

Distributions to shareholders from net investment income	(0.74)		(1.27)	(1.27)	(1.61)	(1.70)	(1.43)

Net asset value, end of period	$44.48		$45.81	$55.24	$55.39	$52.87	$48.31

Market price, end of period	$44.45		$45.61	$55.19	$55.47	$52.90	$48.28

Total Return at Net Asset Value(b)	(1.27)%		(14.96)%	2.07%	7.95%	13.35%	(1.04)%

Net assets, end of period (in 000’s)	$616,102		$634,530	$776,118	$642,578	$526,049	$258,462

Ratio of net expenses to average net assets	0.14	%(c)	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	3.33	%(c)	2.50%	2.30%	3.00%	3.54%	3.18%

Portfolio turnover rate(d)	4%		12%	11%	9%	13%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Treasury 0-1 Year ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$99.84		$100.09	$100.44	$100.38	$100.16	$100.10

Net investment income (loss)(a)	1.73		0.52	(0.02)	1.13	2.23	1.48

Net realized and unrealized gain (loss)	(0.18)		(0.51)	(0.01)	0.29	0.15	(0.13)

Total gain (loss) from investment operations	1.55		0.01	(0.03)	1.42	2.38	1.35

Distributions to shareholders from net investment income	(1.47)		(0.26)	(0.27)	(1.36)	(2.16)	(1.29)

Distributions to shareholders from return of capital	—		—	(0.05)	—	—	—

Total distributions to shareholders	(1.47)		(0.26)	(0.32)	(1.36)	(2.16)	(1.29)

Net asset value, end of period	$99.92		$99.84	$100.09	$100.44	$100.38	$100.16

Market price, end of period	$99.92		$99.88	$100.08	$100.45	$100.40	$100.18

Total Return at Net Asset Value(b)	1.56%		0.01%	(0.03)%	1.42%	2.40%	1.37%

Net assets, end of period (in 000’s)	$5,355,634		$3,087,061	$1,857,660	$3,045,396	$3,174,026	$1,642,627

Ratio of net expenses to average net assets	0.12	%(c)	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets	0.14	%(c)	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income (loss) to average net assets	3.50	%(c)	0.52%	(0.02)%	1.13%	2.22%	1.48%

Portfolio turnover rate(d)	—%		—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Aggregate Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022	For the Period September 8, 2020* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$42.88		$49.40	$50.03

Net investment income(a)	0.64		0.67	0.37

Net realized and unrealized loss	(1.62)		(6.62)	(0.63)

Total loss from investment operations	(0.98)		(5.95)	(0.26)

Distributions to shareholders from net investment income	(0.60)		(0.57)	(0.37)

Net asset value, end of period	$41.30		$42.88	$49.40

Market price, end of period	$41.17		$42.93	$49.38

Total Return at Net Asset Value(b)	(2.28)%		(12.12)%	(0.52)%

Net assets, end of period (in 000’s)	$423,277		$433,105	$219,827

Ratio of net expenses to average net assets	0.11	%(c)	0.10%	0.11	%(c)

Ratio of total expenses to average net assets	0.14	%(c)	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	3.08	%(c)	1.48%	0.77	%(c)

Portfolio turnover rate(d)	282%		522%	525%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

		Access Ultra Short Bond ETF
		For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,			For the Period April 15, 2019* to August 31, 2019
				2022	2021	2020
\	Per Share Operating Performance:

	Net asset value, beginning of period	$49.95		$50.71	$50.77	$50.49	$50.00

	Net investment income(a)	0.89		0.49	0.28	0.73	0.52

	Net realized and unrealized gain (loss)	(0.06)		(0.79)	0.02	0.42	0.34

	Total gain (loss) from investment operations	0.83		(0.30)	0.30	1.15	0.86

	Distributions to shareholders from net investment income	(0.86)		(0.46)	(0.36)	(0.87)	(0.37)

	Net asset value, end of period	$49.92		$49.95	$50.71	$50.77	$50.49

	Market price, end of period	$49.92		$49.95	$50.71	$50.78	$50.51

	Total Return at Net Asset Value(b)	1.68%		(0.58)%	0.59%	2.28%	1.75%

	Net assets, end of period (in 000’s)	$532,914		$503,197	$330,874	$149,765	$15,148

	Ratio of net expenses to average net assets	0.16	%(c)	0.15%	0.16%	0.16%	0.16	%(c)

	Ratio of total expenses to average net assets	0.20	%(c)	0.20%	0.20%	0.20%	0.20	%(c)

	Ratio of net investment income to average net assets	3.62	%(c)	0.98%	0.55%	1.45%	2.72	%(c)

	Portfolio turnover rate(d)	27%		37%	51%	63%	66%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements

February 28, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access Emerging Markets USD Bond ETF (“Access Emerging Markets USD Bond ETF”)	Diversified
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Inflation Protected USD Bond ETF (“Access Inflation Protected USD Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (“Access Investment Grade Corporate 1-5 Year Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (“Access Treasury 0-1 Year ETF”)	Diversified
Goldman Sachs Access U.S. Aggregate Bond ETF (“Access U.S. Aggregate Bond ETF”)	Diversified
Goldman Sachs Access Ultra Short Bond ETF (“Access Ultra Short Bond ETF”)	Diversified

The investment objective of each Fund (except the Access Ultra Short Bond ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Access Ultra Short Bond ETF seeks to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF and Access U.S. Aggregate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Access Emerging Markets USD Bond ETF, Access Inflation Protected USD Bond ETF and Access Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to

107

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For treasury inflation indexed securities, adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. During the six months ended February 28, 2023, the Access Inflation Protected USD Bond ETF recorded net negative interest income primarily as a result of premium amortization exceeding accrued interest income. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to a Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2023:

ACCESS EMERGING MARKETS USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$40,829,660	$—

Corporate Obligations	—	6,018,612	—

Investment Company	423,537	—	—

Total	$423,537	$46,848,272	$—

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	—	136,754,087	—

Foreign Corporate Debt	—	8,873,210	—

Investment Company	2,193,329	—	—

Total	$2,193,329	$145,627,297	$—

ACCESS INFLATION PROTECTED USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bonds	$121,620,509	$—	$—

Investment Company	483,302	—	—

Total	$122,103,811	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$3,952,550	$—

Foreign Corporate Debt	—	534,304	—

Total	$—	$4,486,854	$—

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$483,791,574	$—

Foreign Corporate Debt	—	122,842,176	—

Investment Company	2,701,652	—	—

Total	$2,701,652	$606,633,750	$—

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$4,357,212,595	$—	$—

U.S. Treasury Notes	998,368,865	—	—

Total	$5,355,581,460	$—	$—

ACCESS U.S. AGGREGATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Notes	133,274,735	—	—

Mortgage-Backed Securities	—	125,312,465	—

Corporate Obligations	—	84,060,555	—

U.S. Treasury Bonds	32,628,288	—	—

Foreign Corporate Debt	—	22,005,861	—

U.S. Treasury Obligations	19,187,282	—	—

Sovereign Debt Obligations	202,627	8,740,626	—

Investment Company	52,598,766	—	—

Total	$237,891,698	$240,119,507	$—

Liabilities

Forward Sales Contracts	—	(13,035,625)	—

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

ACCESS ULTRA SHORT BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$117,045,849	$—

Mortgage-Backed Securities	—	103,485,075	—

Asset- Backed Securities	—	102,839,884	—

Foreign Corporate Debt	—	82,531,459	—

Commercial Paper	—	45,493,521	—

Certificate of Deposits	—	33,365,961	—

U.S. Treasury Notes	26,798,987	—	—

U.S. Government Agency Obligations	—	15,606,083	—

Investment Company	967,623	—	—

Total	$27,766,610	$500,367,832	$—

For further information regarding security characteristics, see the Schedules of Investments.

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2023, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access Emerging Markets USD Bond ETF	0.45%	0.02%
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Inflation Protected USD Bond ETF	0.12%	0.12%
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14%	0.14%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%
Access U.S. Aggregate Bond ETF	0.14%	0.11%
Access Ultra Short Bond ETF	0.20%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.39%, 0.12%, 0.10% and 0.16% as an annual percentage rate of average daily net assets of the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF, respectively. These arrangements will remain in effect through at least December 29, 2023 for Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF and through at least February 17, 2025 for Access Emerging Markets USD Bond ETF and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. Prior to February 17, 2023, GSAM agreed to waive 100% of its management fee of the Access Emerging Markets USD Bond ETF. For the six months ended February 28, 2023, GSAM waived $88,514, $419,237 and $103,563 of the Funds’ management fees for the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively.

The Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended February 28, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Access Emerging Markets USD Bond ETF	$—
Access High Yield Corporate Bond ETF	2,118
Access Inflation Protected USD Bond ETF	294
Access Investment Grade Corporate 1-5 Year Bond ETF	25
Access Investment Grade Corporate Bond ETF	1.341
Access U.S. Aggregate Bond ETF	63,519
Access Ultra Short Bond ETF	11,300

B.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the six months ended February 28, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2023	Shares as of February 28, 2023	Dividend Income
Access Emerging Markets USD Bond ETF	$483,412	$1,593,441	$(1,653,316)	$423,537	$423,537	$4,486
Access High Yield Corporate Bond ETF	3,157,357	9,219,326	(10,183,354)	2,193,329	2,193,329	46,914
Access Inflation Protected USD Bond ETF	350,717	2,669,364	(2,536,779)	483,302	483,302	6,131
Access Investment Grade Corporate 1-5 Year Bond ETF	155,769	239,961	(395,730)	—	—	456
Access Investment Grade Corporate Bond ETF	1,956,966	18,475,672	(17,730,986)	2,701,652	2,701,652	29,794
Access U.S. Aggregate Bond ETF	99,745,844	30,264,257	(77,411,335)	52,598,766	52,598,766	1,369,420
Access Ultra Short Bond ETF	4,270,757	214,127,343	(217,430,477)	967,623	967,623	262,920

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access Emerging Markets USD Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period February 15, 2022* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	400,000	$15,125,410	1,700,000	$80,549,718
Shares Redeemed	—	—	(900,000)	(37,275,101)

NET INCREASE IN SHARES	400,000	$15,125,410	800,000	$43,274,617

*	Commencement of operations.

	Access High Yield Corporate Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,150,000	$48,868,928	2,450,000	$114,019,983
Shares Redeemed	(800,000)	(33,932,379)	(3,900,000)	(181,106,517)

NET INCREASE/DECREASE IN SHARES	350,000	$14,936,549	1,500,000	$73,493,353

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Inflation Protected USD Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	200,000	$9,689,154	1,625,000	$93,221,061
Shares Redeemed	(900,000)	(43,986,967)	(925,000)	(52,293,928)

NET INCREASE IN SHARES	(700,000)	$(34,297,813)	400,000	$21,535,812

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	200,000	$9,653,124
Shares Redeemed	(250,000)	(11,557,166)	(450,000)	(21,925,146)

NET INCREASE/DECREASE IN SHARES	(250,000)	$(11,557,166)	550,000	$27,483,763

	Access Investment Grade Corporate Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,950,000	$133,196,042	6,200,000	$311,310,364
Shares Redeemed	(2,950,000)	(129,629,510)	(6,400,000)	(314,616,517)

NET INCREASE IN SHARES	—	$3,566,532	(200,000)	$(3,306,153)

	Access Treasury 0-1 Year ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	33,370,000	$3,328,440,177	22,100,000	$2,207,541,510
Shares Redeemed	(10,690,000)	(1,066,280,417)	(9,740,000)	(973,326,888)

NET INCREASE/DECREASE IN SHARES	22,680,000	$2,262,159,760	12,360,000	$1,234,214,622

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access U.S. Aggregate Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	350,000	$14,522,579	5,650,000	$254,499,846
Shares Redeemed	(200,000)	(8,293,691)	—	—

NET INCREASE IN SHARES	150,000	$6,228,888	5,650,000	$254,499,846

	Access Ultra Short Bond ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,000,000	$99,373,908	5,775,000	$290,217,807
Shares Redeemed	(1,400,000)	(69,689,003)	(2,225,000)	(111,670,925)

NET INCREASE IN SHARES	600,000	$29,684,905	3,550,000	$178,546,882

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2023, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities Excluding U.S. Government and Agency Obligations)
Access Emerging Markets USD Bond ETF	$—	$—	$16,050,218	$1,075,806
Access High Yield Corporate Bond ETF	—	—	57,841,457	8,037,197
Access Inflation Protected USD Bond ETF	16,601,305	16,690,163	—	—
Access Investment Grade Corporate 1-5 Year Bond ETF	—	—	1,242,850	1,236,338
Access Investment Grade Corporate Bond ETF	—	—	142,439,976	21,894,636
Access U.S. Aggregate Bond ETF	95,661,328	1,075,974,148	97,381,838	1,050,904,891
Access Ultra Short Bond ETF	18,863,718	104,802,425	7,709,472	125,490,452

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6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the six months ended February 28, 2023, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases	Sales
Access Emerging Markets USD Bond ETF	$—	$—
Access High Yield Corporate Bond ETF	—	33,131,773
Access Inflation Protected USD Bond ETF	9,653,059	43,883,568
Access Investment Grade Corporate 1-5 Year Bond ETF	—	11,278,974
Access Investment Grade Corporate Bond ETF	—	116,152,858
Access U.S. Aggregate Bond ETF	—	4,443,919
Access Ultra Short Bond ETF	—	—

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2022, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Capital loss carryforwards: Perpetual Short-Term	$(4,458,678)	$(1,218,762)	$—	$—	$(510,596)	$(5,318)	$(544,294)	$(375,573)
Perpetual Long-Term	—		—	—	(52,401)	—	(93,028)	(9,825)
Timing differences (Post October Capital Loss Deferral)	$—	$(591,528)	$(916,813)	$(146,090)	$(4,518,995)	$(3,698,392)	$(10,786,231)	$(925,114)

As of February 28, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bonds ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Tax Cost	$50,564,036	$159,470,702	$141,946,334	$4,770,817	$700,985,911	$5,361,295,633	$513,383,836	$533,135,223
Gross unrealized gain	767,784	971,924	51,356	1,129	335,870	53,119	875,573	396,232
Gross unrealized loss	(4,060,012)	(12,622,000)	(19,893,879)	(285,091)	(91,986,379)	(5,767,292)	(36,248,204)	(5,397,013)
Net unrealized gains (losses) on securities	$(3,292,227)	$(11,650,076)	$(19,842,523)	$(283,963)	$(91,650,509)	$(5,714,173)	$(35,372,631)	$(5,000,781)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales, and differences in tax treatment of market discount accretion and premium amortization, and inflation protected securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. A Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Index Risk (each Fund except the Access Ultra Short Bond ETF) — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general

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8. OTHER RISKS (continued)

declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. The FTSE Goldman Sachs Emerging Markets USD Bond Index is new and has limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

9. INDEMNIFICATIONS

market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except the Access Ultra Short Bond ETF) trading individually or in the aggregate at any point in time.

Tracking Error Risk (each Fund except the Access Ultra Short Bond ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Liquidity Risk Management Program

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 2, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the efficiency of the arbitrage function during the Reporting Period; (4) the impact of local holidays in non-U.S. jurisdictions; and (5) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access Ultra Short Bond ETF (Unaudited)

Background

The Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access Ultra Short Bond ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until September 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19-20, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved in 2021. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices and (except for the Goldman Sachs Access Emerging Markets USD Bond ETF) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests, to the extent that a Fund had been existence for at least one year;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the extensive investment performance and expense comparison data (except for the Goldman Sachs Access Emerging Markets USD Bond ETF, which commenced operations in 2022) provided by the Outside Data Provider, its processes in producing that data for the Fund;

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access Ultra Short Bond ETF (Unaudited) (continued)

(f)	the undertakings of the Investment Adviser to implement fee waivers (except for the Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF, and Goldman Sachs Access Ultra Short Bond ETF);
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund (except for the Goldman Sachs Access Emerging Markets USD Bond ETF, which commenced operations in 2022) to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider, except for the Goldman Sachs Access Ultra Short Bond ETF, which is an actively managed ETF that does not seek to replicate the

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access Ultra Short Bond ETF (Unaudited) (continued)

performance of a specified index. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fixed income investment strategies. They also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (except the Goldman Sachs Access Emerging Markets USD Bond ETF) to its peers using rankings and/or ratings compiled by the Outside Data Provider as of March 31, 2022, and updated performance information prepared by the Investment Adviser for each Fund using the peer group identified by the Outside Data Provider as of June 30, 2022. The information on each Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index (except for the Goldman Sachs Access Ultra Short Bond ETF), a comparable market capitalization-weighted reference index, and/or a composite of accounts with comparable investment strategies managed by the Investment Adviser, as applicable. The Trustees observed that the investment performance of each passively-managed Fund was consistent with the investment objective of tracking its respective index. They also noted that the Goldman Sachs Access Ultra Short Bond ETF’s investment performance was consistent with its investment objective of seeking to provide current income with preservation of capital.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which the Goldman Sachs Access Ultra Short Bond ETF’s performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Goldman Sachs Access Ultra Short Bond ETF’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that Goldman Sachs Access Emerging Markets USD Bond ETF had launched in 2022 and did not yet have a meaningful performance history.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (except for the Goldman Sachs Access Emerging Markets USD Bond ETF). The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information previously provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access Ultra Short Bond ETF (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to implement management fee waivers for the Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access Ultra Short Bond ETF and Goldman Sachs Access U.S. Aggregate Bond ETF. The Trustees noted that license fees would be payable by the Investment Adviser to FTSE Fixed Income LLC for the use of its indices (except for the Goldman Sachs Access Ultra Short Bond ETF).

The Trustees reviewed each Fund’s (except for the Goldman Sachs Access Emerging Markets USD Bond ETF) contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had previously received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2021 and 2020 (except for the Goldman Sachs Access Emerging Markets USD Bond ETF and 2021 only for the Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF and Goldman Sachs Access U.S. Aggregate Bond ETF). The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, and information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing and pricing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Funds’ access to certain affiliated distribution channels. They considered the competitive nature of the ETF

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access Ultra Short Bond ETF (Unaudited) (continued)

marketplace, noting that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement with respect to each Fund should be approved and continued until September 30, 2023.

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Fund Expenses — Six Month Period Ended 2/28/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

This example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2022 and held for the entire six months ended February 28, 2023, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access Emerging Markets USD Bond ETF				Access High Yield Corporate Bond ETF				Access Inflation Protected USD Bond ETF				Access Investment Grade Corporate 1-5 Year Bond ETF
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**
Actual based on NAV	$1,000	$1,017.93		$0.10	$1,000	$1,025.86		$1.69	$1,000	$958.01		$0.58	$1,000	$998.71		$0.69
Hypothetical 5% return	1,000	1,024.79	+	0.10	1,000	1,023.12	+	1.69	1,000	1,024.20	+	0.60	1,000	1,024.10	+	0.70
	Access Investment Grade Corporate Bond ETF				Access Treasury 0-1 Year ETF				Access U.S. Aggregate Bond ETF				Access Ultra Short Bond ETF
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**
Actual based on NAV	$1,000	$987.25		$0.69	$1,000	$1,015.62		$0.60	$1,000	$977.19		$0.54	$1,000	$1,016.82		$0.78
Hypothetical 5% return	1,000	1,024.10	+	0.70	1,000	1,024.20	+	0.60	1,000	1,024.25	+	0.55	1,000	1,024.02	+	0.78

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Access Emerging Markets USD Bond ETF	0.02%
Access High Yield Corporate Bond ETF	0.34
Access Inflation Protected USD Bond ETF	0.12
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14
Access Investment Grade Corporate Bond ETF	0.14
Access Treasury 0-1 Year ETF	0.12
Access U.S. Aggregate Bond ETF	0.11
Access Ultra Short Bond ETF	0.16

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FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF

Goldman Sachs MarketBeta® U.S. Equity ETF

Goldman Sachs MarketBeta® U.S. 1000 Equity ETF

Goldman Sachs Future Planet Equity ETF

Goldman Sachs Future Tech Leaders Equity ETF

Goldman Sachs Future Health Care Equity ETF

Goldman Sachs Future Consumer Equity ETF

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access U.S. Aggregate Bond ETF (the “Funds”) have been developed solely by GSAM. The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs Access Emerging Markets USD Bond Index, FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index, FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index, FTSE Goldman Sachs Investment Grade Corporate Bond Index, FTSE US Treasury 0-1 Year Composite Select Index, FTSE Goldman Sachs US Broad Bond Market Index, and FTSE Goldman Sachs US Treasury Index (each, an “Index” and collectively, the “Indexes”) vest in the relevant LSE Group company which owns each Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

Each Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Funds or the suitability of any Index for the purpose to which it is being put by GSAM.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

A Fund may be recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2023 Goldman Sachs. All rights reserved. 313753-OTU-1778986 04/2023 ACFIETFSAR-23

Goldman Sachs Funds

Semi-Annual Report	February 28, 2023

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF (GEM)
ActiveBeta® Europe Equity ETF (GSEU)
ActiveBeta® International Equity ETF (GSIE)
ActiveBeta® Japan Equity ETF (GSJY)
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (GPAL)
ActiveBeta® U.S. Large Cap Equity ETF (GSLC)
ActiveBeta® U.S. Small Cap Equity ETF (GSSC)
ActiveBeta® World Low Vol Plus Equity ETF (GLOV)

ActiveBeta® is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® ETFs

∎	ACTIVEBETA® EMERGING MARKETS EQUITY ETF

∎	ACTIVEBETA® EUROPE EQUITY ETF

∎	ACTIVEBETA® INTERNATIONAL EQUITY ETF

∎	ACTIVEBETA® JAPAN EQUITY ETF

∎	ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

∎	ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

∎	ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

∎	ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs ActiveBeta® Equity ETFs

The following are highlights both of key factors affecting the U.S., international and emerging markets equity markets and of any key changes made to the Goldman Sachs ActiveBeta® Equity ETFs (the “Funds”) during the six months ended February 28, 2023 (the “Reporting Period”). A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended August 31, 2023.

Market and Economic Review

U.S. Equities

•

Overall, U.S. equities rose during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of 1.26%. The Russell 3000® Index generated a return of 1.51%.

•

The market posted muted returns during the Reporting Period amid a backdrop of ongoing Federal Reserve (“Fed”) interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions given the Russia/Ukraine war, and elevated concerns around China’s zero-COVID policy.

•

As the Reporting Period began in September 2022, the S&P 500 Index decreased primarily based on the noticeable tightening of financial conditions guided by expectations for a more aggressive global interest rate hiking cycle. Indeed, the Fed increased its “raise and hold” messaging as the end of September approached, a policy that received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate signs of cooling off.

•	During the fourth quarter of 2022, the S&P 500 Index solidly increased, breaking its streak of three consecutive quarterly losses, attributable primarily to gains in October and November.

•

Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. (A basis point is 1/100th of a percentage point.)

•	Positive inflation developments further supported market aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most.

•	Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market.

•

Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector.

•

On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

•

The S&P 500 Index rose in January 2023, rebounding from December 2022’s losses, gaining on a combination of heightened optimism around disinflationary signals, a cooling job market, positive reports about China’s economic reopening, better than consensus forecasted economic circumstances in Europe, improvements in supply-chain conditions and elevated hopes for the termination of the Fed’s tightening cycle. Collectively, these themes provided a strong case for the Fed’s soft landing scenario and the avoidance of a deep recession resulting from interest rate hikes. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

1

MARKET REVIEW

•	However, the S&P 500 Index then fell again in February 2023, giving back a portion of the prior month’s gains.

•

U.S. equities depreciated as the market’s modified Fed interest rate hike expectations and resilient economic data prompted a reduction in the progress of disinflation and heightened traction around several bearish themes. (Bearish refers to an expected downward movement in the prices of securities.)

•

Early in February, the Fed raised the targeted federal funds rate by another 25 basis points as expected, and its accompanying statement seemed dovish. Still, Fed Chair Powell’s subsequent statement that further rate hikes will be necessary if economic data continues to come in stronger than expected shifted the Fed narrative more hawkish.

•

During the Reporting Period overall, value stocks meaningfully outperformed growth stocks within the large-cap and small-cap segments of the U.S. equity market, though growth stocks outpaced value stocks within the mid-cap segment.

•

The best performing sectors within the S&P 500 Index during the Reporting Period were materials, industrials, energy and financials, while the weakest performing sectors were utilities, consumer discretionary, real estate and communication services.

International Equities

•	Representing the developed international equity markets, the MSCI EAFE Index (net) returned 12.58% for the Reporting Period, significantly outperforming the U.S. equity market.

•

As the Reporting Period began in September 2022, international equity markets declined, weighed down by heightened inflationary pressures, aggressive global interest rate hikes, recession concerns and the rampant spread of COVID-19.

•

Europe additionally battled an energy crisis and subsequent mobile network blackouts, which, in turn, put upward pressure on power costs and inflation and supported the need to keep interest rates high. The European Central Bank raised interest rates during the month, increasing concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar.

•

International equities then rallied across the major regions in the fourth quarter of 2022 overall. Markets remained volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes. However, investors began to focus on improving inflationary indicators across the globe, and increased confidence the U.S. Fed could pull off a soft economic landing allowed both U.S. and international equities to rally.

•

In Europe, equities benefited from resilient third quarter 2022 corporate earnings reports as well as from optimism that the pace of interest rate increases could soon slow. Economic activity showed signs of a rebound in December following the inflation peak in October. Thus, although Europe remained in a recession, optimism that the recession would not be as deep as initially feared grew during the last weeks of the calendar year.

•

In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of October, and Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept its interest rates low.

•

Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term. But increasing indications that China was prepared to stray from some of its more restrictive COVID-19 procedures resulted in stronger Asia ex-Japan equities in November, even as fears of an economic slowdown within China persisted. Indeed, in December, China began to relax its zero-COVID policies in an ongoing effort to boost its economy through increased domestic spending and international travel. Investors responded positively to this news despite the near-term surge in COVID-19 cases in China caused by the re-opening.

•

The MSCI EAFE Index posted solid positive returns in January 2023, with international equity markets performing well on the back of expectations around peaking inflation in the U.S. and Europe, slowing central bank interest rate hikes, and receding concerns about recession.

•

China finally lifted its stringent zero-COVID policy, increasing global hopes around the resolution of supply-chain disruptions and economic recovery driven by stronger domestic consumption and improved international tourism.

2

MARKET REVIEW

•	In contrast to the U.S. and Europe, Japan’s inflation rate rose in January. However, the Bank of Japan reiterated its commitment to keep its monetary policy accommodative.

•

The MSCI EAFE Index then fell in February 2023, with market sentiment governed by dampening expectations around potential peaking of interest rate hikes and ongoing geopolitical tensions between Russia and Ukraine, as the war there marked a one-year milestone. Also weighing on investor sentiment was a re-escalation in U.S./China tensions. Inflation levels were relatively stable across Europe, but Japan saw its highest level of inflation in the last 40 years.

•

All sectors in the MSCI EAFE Index posted positive total returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were financials, materials, consumer discretionary and industrials, each posting a double-digit positive total return. The weakest performing sectors were real estate, communication services, consumer staples and health care.

•

The best performing countries within the MSCI EAFE Index were Austria, Italy, Spain and Germany. The weakest performing countries during the Reporting Period were Israel and Norway, the only two MSCI EAFE Index constituents to post a negative absolute total return during the Reporting Period. Portugal and Hong Kong each generated a modestly positive total return but still significantly lagged the MSCI EAFE Index during the Reporting Period.

Emerging Markets Equities

•

Representing the emerging markets equity markets, the MSCI Emerging Markets Index (net) returned -2.29% during the Reporting Period, underperforming both the U.S. equity market and the developed international equity markets overall.

•

As the Reporting Period began in September 2022, emerging markets equities as a whole posted double-digit negative returns, as central bank interest rate hikes and recession concerns triggered large outflows.

•

Inflation remained top of mind for investors, as central banks in Europe, Asia and South America announced plans to raise interest rates during the following 12 months in an effort to get ahead of rising consumer prices.

•

The Chinese equity market fell especially significantly. An overleveraged housing market and falling home prices, coupled with the yuan falling to its lowest levels since January 2008, triggered monetary outflows from the Chinese economy. Most impactfully, China’s zero-COVID policy weakened domestic levels of supply and demand, contributing to falling export levels.

•

Elsewhere in Asia, India’s equity market fell but outperformed the MSCI Emerging Markets Index, while South Korea’s equity market underperformed the MSCI Emerging Markets Index given the lack of global demand, especially from China, for Korean goods, which caused high levels of volatility in the Korean exports market.

•

In Latin America, the Brazilian equity market fell but outpaced the MSCI Emerging Markets Index, as Brazil’s central bank paused its cycle of interest rate hikes, becoming the first notable economy in the world to do so.

•	Emerging markets equities then rallied in the fourth quarter of 2022 overall, attributable primarily to a strong November 2022.

•

In October 2022, emerging markets equities as a whole fell, as economies struggled to deal with high inflation, major transitions of political power, and contractionary central bank policy. The MSCI China Index was particularly weak, as lockdowns continued to place several cities under COVID-19 restrictions and the closely-watched China’s 20th Party Congress offered no signal to investors this strategy would change in the near future. South Korea’s and Brazil’s equity markets rose, driven by stronger exports.

•

November 2022 was a strong month for emerging markets equities, as softer U.S. inflation and expectations of a recovery in Chinese demand brightened the outlook for the emerging markets universe. The slowing frequency of interest rate hikes from central banks and strong consumer activity across a number of emerging markets also strengthened returns for several country constituents of the MSCI Emerging Markets Index. The MSCI China Index rallied strongly. The MSCI India Index was also strong, but the MSCI Brazil Index fell as political friction in the country’s new presidential administration hampered the speed of financial reforms, creating uncertainty amongst investors.

•	The MSCI Emerging Markets Index fell modestly in December 2022, as inflation concerns dominated. Still, the MSCI China Index rose, as China loosened its COVID-19 restrictions.

3

MARKET REVIEW

•

The MSCI Emerging Markets Index rose in January 2023, as softer U.S. inflation and positive news around China’s full reopening post COVID-19 brightened the outlook for the emerging markets. The slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets also contributed positively to strengthened returns for several countries in the MSCI Emerging Markets Index, including China and Brazil. India’s equity market fell, as Indian officials hinted at an upcoming economic slowdown and as a U.S.-based short-selling firm published a report on a conglomerate that sparked a broad-based sell-off.

•

The MSCI Emerging Markets then fell in February 2023, reversing much of the gains from the prior month’s rally. A re-escalation in geopolitical tensions and stronger than consensus expected U.S. economic data challenged the path of the U.S. Fed’s interest rate policy, dampening hopes to a quick end to the interest rate hiking cycle. Following this, the U.S. dollar also strengthened, an additional headwind for emerging markets equities.

•

The best performing sectors within the MSCI Emerging Markets Index were materials, information technology, communication services and consumer staples, the only sectors in the MSCI Emerging Markets Index to post a positive total return during the Reporting Period. The weakest performing sectors were utilities, energy, consumer discretionary and health care.

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were Turkey, Greece, Mexico and Poland. The weakest performing countries were Qatar, Saudi Arabia, India and United Arab Emirates, each led down by weakness in the energy sector.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

4

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$28.93
Net Asset Value (NAV)[1]	$29.10

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Emerging Markets Equity Index[3]	MSCI Emerging Markets Index[4]
Shares	-0.10%	0.58%	0.04%	-2.29%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”) is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The index provider for the reference index on which the Index is based may delay or change a scheduled rebalancing or reconstitution of such reference index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the Index may likewise be delayed or changed. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Emerging Markets Index captures large and mid cap representation across 27 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

5

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	5.7%	Information Technology	Taiwan
Tencent Holdings Ltd.	3.5	Communication Services	China
Samsung Electronics Co. Ltd.	3.1	Information Technology	South Korea
Alibaba Group Holding Ltd.	2.1	Consumer Discretionary	China
Vale SA	0.9	Materials	Brazil
Infosys Ltd.	0.9	Information Technology	India
Meituan, Class B	0.9	Consumer Discretionary	China
Reliance Industries Ltd.	0.8	Energy	India
China Construction Bank Corp., Class H	0.8	Financials	China
Tata Consultancy Services Ltd.	0.7	Information Technology	India

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[6]

February 28, 2023

[6]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.5% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

ActiveBeta® Europe Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$32.08
Net Asset Value (NAV)[1]	$32.31

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Europe Equity Index[3]	MSCI Europe Index[4]
Shares	18.06%	18.12%	17.99%	17.69%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The index provider for the reference index on which the Index is based may delay or change a scheduled rebalancing or reconstitution of such reference index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the Index may likewise be delayed or changed. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.6%	Consumer Staples	United States
Novo Nordisk A/S, Class B	2.4	Health Care	Denmark
ASML Holding NV	2.2	Information Technology	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	2.1	Consumer Discretionary	France
Roche Holding AG	2.0	Health Care	United States
Shell PLC	1.7	Energy	Netherlands
AstraZeneca PLC	1.7	Health Care	United Kingdom
Novartis AG	1.6	Health Care	Switzerland
TotalEnergies SE	1.3	Energy	France
L’Oreal SA	1.0	Consumer Staples	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[6]

February 28, 2023

[6]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.7% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

ActiveBeta® International Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$30.24
Net Asset Value (NAV)[1]	$30.35

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Intl Equity Index[3]	MSCI World ex USA Index[4]
Shares	10.85%	10.94%	10.88%	11.41%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® International Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The index provider for the reference index on which the Index is based may delay or change a scheduled rebalancing or reconstitution of such reference index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the Index may likewise be delayed or changed. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	1.4%	Consumer Staples	United States
Novo Nordisk A/S, Class B	1.4	Health Care	Denmark
LVMH Moet Hennessy Louis Vuitton SE	1.3	Consumer Discretionary	France
Shell PLC	1.2	Energy	Netherlands
Roche Holding AG	1.2	Health Care	United States
ASML Holding NV	1.0	Information Technology	Netherlands
Novartis AG	0.9	Health Care	Switzerland
AstraZeneca PLC	0.9	Health Care	United Kingdom
BHP Group Ltd.	0.8	Materials	Australia
TotalEnergies SE	0.7	Energy	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[6]

February 28, 2023

[6]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.6% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

ActiveBeta® Japan Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$30.83
Net Asset Value (NAV)[1]	$30.87

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Japan Equity Index[3]	MSCI Japan Index[4]
Shares	3.55%	4.69%	3.61%	3.67%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”) is designed to deliver exposure to equity securities of Japan issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The index provider for the reference index on which the Index is based may delay or change a scheduled rebalancing or reconstitution of such reference index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the Index may likewise be delayed or changed. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

11

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business

Toyota Motor Corp.	3.6%	Consumer Discretionary
Sony Group Corp.	2.4	Consumer Discretionary
Keyence Corp.	2.0	Information Technology
Honda Motor Co. Ltd.	2.0	Consumer Discretionary
Mitsubishi UFJ Financial Group, Inc.	1.9	Financials
Mitsubishi Corp.	1.8	Industrials
Takeda Pharmaceutical Co. Ltd.	1.7	Health Care
Mitsui & Co. Ltd.	1.6	Industrials
Sumitomo Mitsui Financial Group, Inc.	1.6	Financials
Daiichi Sankyo Co. Ltd.	1.5	Health Care

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[6]

February 28, 2023

[6]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 2.1% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

FUND BASICS

ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$33.31
Net Asset Value (NAV)[1]	$33.27

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index[3]	Solactive US Large Cap Index[4]
Shares	3.12%	3.09%	3.18%	0.83%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index aims to meet the minimum requirements to be an “EU Paris-Aligned Benchmark.” An “EU Paris-Aligned Benchmark” is an index whose constituent companies are aligned with the goals of the Paris Climate Agreement, an international treaty that seeks to combat climate change and its effects. The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	Solactive US Large Cap Index intends to track the performance of the large cap segment in the United States. Constituents are selected and weighted based on free-float market capitalization. The index is calculated as a total return index in USD and reconstituted semi-annually with quarterly IPO reviews

The Fund is newly incepted and does not have a substantial track record. The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.2%	Information Technology
Microsoft Corp.	5.5	Information Technology
Alphabet, Inc., Class A	1.6	Communication Services
Alphabet, Inc., Class C	1.6	Communication Services
NVIDIA Corp.	1.5	Information Technology
Johnson & Johnson	1.3	Health Care
Meta Platforms, Inc., Class A	1.2	Communication Services
UnitedHealth Group, Inc.	1.2	Health Care
Berkshire Hathaway, Inc., Class B	1.2	Financials
JPMorgan Chase & Co.	1.1	Financials

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[5]

February 28, 2023

[5]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding.

[6]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Paris-Aligned U.S. Large Cap Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$78.83
Net Asset Value (NAV)[1]	$78.95

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® U.S. Large Cap Equity Index[3]	S&P 500 Index[4]
Shares	1.62%	1.50%	1.65%	1.26%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The index provider for the reference index on which the Index is based may delay or change a scheduled rebalancing or reconstitution of such reference index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the Index may likewise be delayed or changed. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

15

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.0%	Information Technology
Microsoft Corp.	4.8	Information Technology
Amazon.com, Inc.	2.1	Consumer Discretionary
Alphabet, Inc., Class A	1.4	Communication Services
Alphabet, Inc., Class C	1.3	Communication Services
NVIDIA Corp.	1.3	Information Technology
Meta Platforms, Inc., Class A	1.1	Communication Services
Johnson & Johnson	1.1	Health Care
UnitedHealth Group, Inc.	1.1	Health Care
Home Depot, Inc. (The)	1.0	Consumer Discretionary

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[6]

February 28, 2023

[6]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$58.61
Net Asset Value (NAV)[1]	$58.66

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® U.S. Small Cap Equity Index[3]	Russell 2000® Index[4]
Shares	5.77%	5.59%	5.92%	3.63%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The index provider for the reference index on which the Index is based may delay or change a scheduled rebalancing or reconstitution of such reference index or the implementation of certain rules at its sole discretion. In such circumstances, the scheduled rebalancing or reconstitution of the Index may likewise be delayed or changed. It is not possible to invest directly in an unmanaged index.

[4]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

17

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business

Atkore, Inc.	0.5%	Industrials
EMCOR Group, Inc.	0.4	Industrials
Applied Industrial Technologies, Inc.	0.4	Industrials
Mr Cooper Group, Inc.	0.3	Financials
Encore Wire Corp.	0.3	Industrials
Veritiv Corp.	0.3	Industrials
Axcelis Technologies, Inc.	0.3	Information Technology
Comfort Systems USA, Inc.	0.3	Industrials
Murphy USA, Inc.	0.3	Consumer Discretionary
Commercial Metals Co.	0.3	Materials

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[6]

February 28, 2023

[6]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.5% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

FUND BASICS

ActiveBeta® World Low Vol Plus Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$38.68
Net Asset Value (NAV)[1]	$38.71

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022—February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta World Low Vol Plus Equity Index[3]
Shares	2.93%	2.83%	2.85%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (the “Index”) is designed to deliver exposure is designed to deliver exposure to large and mid-capitalization equity securities of developed market issuers, including the United States. The Index seeks to capture common sources of active equity returns, including low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time), value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), and quality (i.e., profitability). The Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. The index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The Fund is newly incepted and does not have a substantial track record. The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

19

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	2.8%	Information Technology	United States
Microsoft Corp.	2.1	Information Technology	United States
O’Reilly Automotive, Inc.	1.3	Consumer Discretionary	United States
AutoZone, Inc.	1.1	Consumer Discretionary	United States
Walmart, Inc.	1.0	Consumer Staples	United States
Hershey Co. (The)	0.9	Consumer Staples	United States
UnitedHealth Group, Inc.	0.9	Health Care	United States
PepsiCo, Inc.	0.9	Consumer Staples	United States
Johnson & Johnson	0.9	Health Care	United States
Nippon Telegraph & Telephone Corp.	0.9	Communication Services	Japan

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[5]

February 28, 2023

[5]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above Investments in the securities lending vehicle represented 0.3% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[6]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

FUND BASICS

Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

21

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Brazil – 3.9%
678,542	Ambev SA (Consumer Staples)	$1,740,318
183,749	Atacadao SA (Consumer Staples)	473,389
615,001	B3 SA – Brasil Bolsa Balcao (Financials)	1,242,795
409,458	Banco Bradesco SA (Financials)	912,922
93,474	Banco do Brasil SA (Financials)	721,551
65,940	Banco Santander Brasil SA (Financials)	357,822
556,755	BB Seguridade Participacoes SA (Financials)	3,648,283
193,022	CCR SA (Industrials)	406,327
123,380	Centrais Eletricas Brasileiras SA (Utilities)	811,079
64,804	Cia Siderurgica Nacional SA (Materials)	206,923
95,605	CPFL Energia SA (Utilities)	554,691
71,144	Energisa SA (Utilities)	527,240
78,040	Engie Brasil Energia SA (Utilities)	587,165
279,787	Equatorial Energia SA (Utilities)	1,362,841
73,287	Hypera SA (Health Care)	584,673
86,094	Klabin SA (Materials)	320,913
135,686	Lojas Renner SA (Consumer Discretionary)	484,714
174,181	Natura & Co. Holding SA (Consumer Staples)	511,129
77,267	Petro Rio SA (Energy)*	498,764
501,355	Petroleo Brasileiro SA (Energy)	2,760,924
544,005	Raia Drogasil SA (Consumer Staples)	2,363,291
137,779	Suzano SA (Materials)	1,259,902
204,966	Telefonica Brasil SA (Communication Services)	1,528,794
277,938	TIM SA (Communication Services)	652,694
513,402	Vale SA (Materials)	8,390,342
135,997	Vibra Energia SA (Consumer Discretionary)	385,273
240,621	WEG SA (Industrials)	1,804,876

		35,099,635

Chile – 0.5%
825,771	Cencosud SA (Consumer Staples)	1,552,639
188,064	Cia Cervecerias Unidas SA (Consumer Staples)	1,428,943
235,192	Empresas CMPC SA (Materials)	388,612
83,328	Empresas Copec SA (Energy)	598,672
6,138,692	Enel Americas SA (Utilities)	760,012

		4,728,878

China – 32.9%
57,978	360 DigiTech, Inc. ADR (Financials)	1,180,432
374,059	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	1,182,168
1,161,783	3SBio, Inc. (Health Care)(a)	1,151,496
2,760,100	Agricultural Bank of China Ltd., Class A (Financials)	1,163,326
4,330,400	Agricultural Bank of China Ltd., Class H (Financials)	1,500,565

Common Stocks – (continued)
China – (continued)
98,214	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	441,502
461,548	Air China Ltd., Class H (Industrials)*	425,122
20,108	Airtac International Group (Industrials)	709,434
83,800	Akeso, Inc., Class B (Health Care)*(a)	427,034
1,732,900	Alibaba Group Holding Ltd. (Consumer Discretionary)*	19,096,229
624,200	Alibaba Health Information Technology Ltd. (Consumer Discretionary)*	445,318
885,962	Aluminum Corp. of China Ltd., Class H (Materials)	451,474
28,846	Amlogic Shanghai Co. Ltd., Class A (Information Technology)*	330,341
64,201	Anhui Conch Cement Co. Ltd., Class A (Materials)	283,339
68,102	Anhui Conch Cement Co. Ltd., Class H (Materials)	249,868
173,307	ANTA Sports Products Ltd. (Consumer Discretionary)	2,282,941
16,249	Autohome, Inc. ADR (Communication Services)	495,594
964,257	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	603,380
165,036	Baidu, Inc., Class A (Communication Services)*	2,834,175
1,851,272	Bank of Beijing Co. Ltd., Class A (Financials)	1,153,100
378,098	Bank of Changsha Co. Ltd., Class A (Financials)	437,834
2,969,426	Bank of China Ltd., Class A (Financials)	1,379,698
9,179,971	Bank of China Ltd., Class H (Financials)	3,368,153
1,964,072	Bank of Communications Co. Ltd., Class A (Financials)	1,384,403
2,422,490	Bank of Communications Co. Ltd., Class H (Financials)	1,431,983
196,712	Bank of Hangzhou Co. Ltd., Class A (Financials)	343,242
1,338,880	Bank of Jiangsu Co. Ltd., Class A (Financials)	1,384,776
618,156	Bank of Nanjing Co. Ltd., Class A (Financials)	881,213
1,013,392	Bank of Shanghai Co. Ltd., Class A (Financials)	871,741
348,700	Bank of Suzhou Co. Ltd., Class A (Financials)	376,203
463,500	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	438,717
1,411,100	BBMG Corp., Class A (Materials)	529,794
38,100	BeiGene Ltd. (Health Care)*	647,984
496,800	Beijing Capital International Airport Co. Ltd., Class H (Industrials)*	363,288
309,301	Beijing Enterprises Holdings Ltd. (Utilities)	1,012,681

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,237,833	Beijing Enterprises Water Group Ltd. (Utilities)	$310,661
46,962	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	856,594
190,100	Beijing Yanjing Brewery Co. Ltd., Class A (Consumer Staples)	368,895
31,111	BGI Genomics Co. Ltd., Class A (Health Care)	249,140
19,370	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	353,312
44,952	BOC Aviation Ltd. (Industrials)(a)	324,706
1,502,280	BOE Technology Group Co. Ltd., Class A (Information Technology)	901,148
2,064,139	Bosideng International Holdings Ltd. (Consumer Discretionary)	1,143,895
22,339	BYD Co. Ltd., Class A (Consumer Discretionary)	838,070
57,343	BYD Co. Ltd., Class H (Consumer Discretionary)	1,542,881
116,600	BYD Electronic International Co. Ltd. (Information Technology)	339,424
169,537	By-health Co. Ltd., Class A (Consumer Staples)	559,945
138,200	C&D International Investment Group Ltd. (Real Estate)	445,437
368,920	Caitong Securities Co. Ltd., Class A (Financials)	409,162
3,650,597	CGN Power Co. Ltd., Class H (Utilities)(a)	818,530
12,521	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	355,347
408,778	Changjiang Securities Co. Ltd., Class A (Financials)	332,823
53,783	Chengxin Lithium Group Co. Ltd., Class A (Materials)	293,993
3,823,379	China Cinda Asset Management Co. Ltd., Class H (Financials)	496,827
2,742,178	China CITIC Bank Corp. Ltd., Class H (Financials)	1,268,120
1,175,761	China Communications Services Corp. Ltd., Class H (Industrials)	456,853
1,183,183	China Construction Bank Corp., Class A (Financials)	959,931
11,356,448	China Construction Bank Corp., Class H (Financials)	6,944,512
1,276,598	China Everbright Bank Co. Ltd., Class A (Financials)	547,242
2,515,188	China Everbright Bank Co. Ltd., Class H (Financials)	724,164
1,564,840	China Feihe Ltd. (Consumer Staples)(a)	1,251,952
296,492	China Galaxy Securities Co. Ltd., Class A (Financials)	410,296
1,074,083	China Galaxy Securities Co. Ltd., Class H (Financials)	535,023

Common Stocks – (continued)
China – (continued)
480,607	China Hongqiao Group Ltd. (Materials)	513,701
595,447	China Life Insurance Co. Ltd., Class H (Financials)	1,008,911
1,194,297	China Medical System Holdings Ltd. (Health Care)	1,795,363
543,998	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	2,390,972
203,402	China Merchants Bank Co. Ltd., Class A (Financials)	1,091,665
393,978	China Merchants Bank Co. Ltd., Class H (Financials)	2,133,138
297,878	China Merchants Port Holdings Co. Ltd. (Industrials)	417,435
176,306	China Merchants Securities Co. Ltd., Class A (Financials)	354,555
275,263	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	587,216
1,745,981	China Minsheng Banking Corp. Ltd., Class A (Financials)	856,452
2,963,107	China Minsheng Banking Corp. Ltd., Class H (Financials)	1,022,998
905,752	China National Building Material Co. Ltd., Class H (Materials)	801,959
395,175	China National Nuclear Power Co. Ltd., Class A (Utilities)	344,486
32,700	China National Software & Service Co. Ltd., Class A (Information Technology)	335,951
58,560	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	244,713
290,347	China Oilfield Services Ltd., Class H (Energy)	310,710
92,458	China Overseas Land & Investment Ltd. (Real Estate)	229,216
125,314	China Pacific Insurance Group Co. Ltd., Class A (Financials)	497,889
173,220	China Pacific Insurance Group Co. Ltd., Class H (Financials)	459,007
1,768,860	China Petroleum & Chemical Corp., Class A (Energy)	1,185,737
3,905,136	China Petroleum & Chemical Corp., Class H (Energy)	1,994,980
584,772	China Railway Group Ltd., Class A (Industrials)	508,080
924,621	China Railway Group Ltd., Class H (Industrials)	481,776
586,295	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	430,969
171,198	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	1,263,892
476,211	China Resources Cement Holdings Ltd. (Materials)	256,018

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
189,272	China Resources Land Ltd. (Real Estate)	$839,119
461,300	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	379,054
167,068	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	1,223,985
160,657	China Shenhua Energy Co. Ltd., Class A (Energy)	647,093
744,812	China Shenhua Energy Co. Ltd., Class H (Energy)	2,239,323
962,971	China State Construction Engineering Corp. Ltd., Class A (Industrials)	778,500
299,000	China Taiping Insurance Holdings Co. Ltd. (Financials)	353,109
11,540,770	China Tower Corp. Ltd., Class H (Communication Services)(a)	1,249,717
1,525,931	China Traditional Chinese Medicine Holdings Co. Ltd. (Health Care)	791,202
1,759,939	China United Network Communications Ltd., Class A (Communication Services)	1,336,720
245,911	China Yangtze Power Co. Ltd., Class A (Utilities)	748,519
2,004,659	China Zheshang Bank Co. Ltd., Class A (Financials)*	842,039
62,514	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	1,236,036
747,283	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	389,137
47,406	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	611,422
223,522	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	432,834
1,377,506	CITIC Ltd. (Industrials)	1,519,740
141,352	CITIC Securities Co. Ltd., Class A (Financials)	419,886
212,778	CITIC Securities Co. Ltd., Class H (Financials)	450,522
149,744	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)*	311,908
263,148	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	408,064
485,535	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	503,504
1,461,109	Country Garden Holdings Co. Ltd. (Real Estate)(b)	446,737
727,235	CRRC Corp. Ltd., Class A (Industrials)	596,291
2,017,416	CRRC Corp. Ltd., Class H (Industrials)	922,673
2,210,722	CSPC Pharmaceutical Group Ltd. (Health Care)	2,374,213

Common Stocks – (continued)
China – (continued)
237,486	Daan Gene Co. Ltd., Class A (Health Care)	547,963
1,315,244	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	531,158
415,014	Daqin Railway Co. Ltd., Class A (Industrials)	405,361
12,920	Daqo New Energy Corp. ADR (Information Technology)*	570,806
439,391	DHC Software Co. Ltd., Class A (Information Technology)	415,897
110,668	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	761,433
865,045	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	441,917
325,400	Dongxing Securities Co. Ltd., Class A (Financials)	402,087
288,831	Dongyue Group Ltd. (Materials)	326,749
62,927	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	818,394
34,516	ENN Energy Holdings Ltd. (Utilities)	490,290
177,882	ENN Natural Gas Co. Ltd., Class A (Utilities)	494,110
456,181	Far East Horizon Ltd. (Financials)	403,325
222,431	FAW Jiefang Group Co. Ltd., Class A (Consumer Discretionary)	272,931
558,887	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	525,788
255,612	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	352,989
63,007	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	335,985
11,267	G-bits Network Technology Xiamen Co. Ltd., Class A (Communication Services)	572,126
1,167,181	GD Power Development Co. Ltd., Class A (Utilities)*	659,842
346,008	Geely Automobile Holdings Ltd. (Consumer Discretionary)	448,737
121,354	GF Securities Co. Ltd., Class A (Financials)	285,069
76,287	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	389,792
229,328	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	1,041,455
279,439	Guangzhou Haige Communications Group Inc Co., Class A (Information Technology)	383,079
76,960	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	933,036
102,176	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	661,262
253,727	Guosen Securities Co. Ltd., Class A (Financials)	352,576

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
183,011	Guotai Junan Securities Co. Ltd., Class A (Financials)	$376,200
387,655	Guoyuan Securities Co. Ltd., Class A (Financials)	393,137
7,300	H World Group Ltd. ADR (Consumer Discretionary)	345,801
647,923	Haidilao International Holding Ltd. (Consumer Discretionary)*(a)	1,791,188
219,933	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	832,377
437,086	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	1,545,211
136,051	Haitian International Holdings Ltd. (Industrials)	355,315
276,410	Haitong Securities Co. Ltd., Class A (Financials)	363,818
522,893	Haitong Securities Co. Ltd., Class H (Financials)	336,405
223,164	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A (Real Estate)	330,330
74,866	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	331,591
131,215	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	235,701
209,472	Heilongjiang Agriculture Co. Ltd., Class A (Consumer Staples)	429,087
76,032	Hengan International Group Co. Ltd. (Consumer Staples)	349,673
1,238,586	Hesteel Co. Ltd., Class A (Materials)	448,989
49,739	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	847,860
612,592	Huadian Power International Corp. Ltd., Class A (Utilities)	505,816
114,796	Huadong Medicine Co. Ltd., Class A (Health Care)	793,467
192,693	Huatai Securities Co. Ltd., Class A (Financials)	349,257
335,603	Huatai Securities Co. Ltd., Class H (Financials)(a)	377,524
312,182	Huaxi Securities Co. Ltd., Class A (Financials)	371,383
1,350,726	Huaxia Bank Co. Ltd., Class A (Financials)	1,014,254
174,518	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	474,472
92,944	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	469,286
66,200	Hygeia Healthcare Holdings Co. Ltd. (Health Care)*(a)	481,140
1,855,838	Industrial & Commercial Bank of China Ltd., Class A (Financials)	1,147,936
6,311,684	Industrial & Commercial Bank of China Ltd., Class H (Financials)	3,152,023
422,216	Industrial Bank Co. Ltd., Class A (Financials)	1,027,040

Common Stocks – (continued)
China – (continued)
102,548	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	449,331
252,362	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A (Materials)	343,056
91,600	Innovent Biologics, Inc. (Health Care)*(a)	444,609
50,400	iQIYI, Inc. ADR (Communication Services)*	389,592
96,975	Jafron Biomedical Co. Ltd., Class A (Health Care)	452,114
53,800	JD Health International, Inc. (Consumer Discretionary)*(a)	375,253
209,242	JD.com, Inc., Class A (Consumer Discretionary)	4,630,274
417,090	Jiangsu Expressway Co. Ltd., Class H (Industrials)	398,519
252,424	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	1,579,534
187,089	Jiangxi Copper Co. Ltd., Class A (Materials)	528,027
322,905	Jiangxi Copper Co. Ltd., Class H (Materials)	508,454
25,179	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	550,507
433,796	Jiumaojiu International Holdings Ltd. (Consumer Discretionary)(a)(b)	1,045,598
220,974	Joincare Pharmaceutical Group Industry Co. Ltd., Class A (Health Care)	419,271
317,061	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	659,964
15,756	JOYY, Inc. ADR (Communication Services)	494,738
298,731	Kingboard Holdings Ltd. (Information Technology)	1,065,605
77,800	Koolearn Technology Holding Ltd. (Consumer Discretionary)*(a)	441,556
210,853	Kuaishou Technology (Communication Services)*(a)	1,410,253
9,747	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	2,543,050
2,240,099	Lenovo Group Ltd. (Information Technology)	2,009,083
261,269	Li Ning Co. Ltd. (Consumer Discretionary)	2,221,760
1,526,161	Liaoning Port Co. Ltd., Class A (Industrials)	355,651
263,840	Longfor Group Holdings Ltd. (Real Estate)(a)	752,916
15,557	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	559,467
439,015	Meituan, Class B (Consumer Discretionary)*(a)	7,611,942
1,106,824	Metallurgical Corp. of China Ltd., Class A (Industrials)	542,928
22,900	MINISO Group Holding Ltd. ADR (Consumer Discretionary)	409,910

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
42,542	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	$303,168
201,186	NetEase, Inc. (Communication Services)	3,103,844
76,179	New China Life Insurance Co. Ltd., Class A (Financials)	341,571
165,930	New China Life Insurance Co. Ltd., Class H (Financials)	401,640
257,208	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)*	979,746
35,954	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	284,458
320,002	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	1,793,756
711,792	Offshore Oil Engineering Co. Ltd., Class A (Energy)	698,307
48,926	PDD Holdings, Inc. ADR (Consumer Discretionary)*	4,292,278
513,703	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	385,737
2,324,074	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	734,277
2,642,746	PetroChina Co. Ltd., Class A (Energy)	1,988,228
4,454,617	PetroChina Co. Ltd., Class H (Energy)	2,281,363
1,782,718	PICC Property & Casualty Co. Ltd., Class H (Financials)	1,564,804
201,259	Ping An Bank Co. Ltd., Class A (Financials)	398,945
119,996	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	831,999
592,563	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	4,023,646
1,358,654	Postal Savings Bank of China Co. Ltd., Class A (Financials)	883,398
1,695,867	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	1,017,585
217,008	Power Construction Corp. of China Ltd., Class A (Industrials)	224,135
23,787	Proya Cosmetics Co. Ltd., Class A (Consumer Staples)	624,470
159,542	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	569,162
197,785	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	427,623
32,540	Sangfor Technologies, Inc., Class A (Information Technology)	668,522
750,456	Sealand Securities Co. Ltd., Class A (Financials)	376,756
172,603	Seazen Holdings Co. Ltd., Class A (Real Estate)*	485,157
21,186	SG Micro Corp., Class A (Information Technology)	478,747
127,717	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	367,441
188,019	Shandong Buchang Pharmaceuticals Co. Ltd., Class A (Health Care)	553,641

Common Stocks – (continued)
China – (continued)
172,914	Shandong Gold Mining Co. Ltd., Class A (Materials)	472,101
215,100	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	346,922
609,374	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	367,288
93,000	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (Information Technology)	381,502
659,592	Shanghai International Port Group Co. Ltd., Class A (Industrials)	504,773
177,301	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	311,667
985,444	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	1,017,807
427,365	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	381,153
470,872	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	401,667
314,660	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	354,868
458,483	Shanxi Securities Co. Ltd., Class A (Financials)	382,525
794,276	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	546,145
27,103	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	1,101,984
157,556	Shengyi Technology Co. Ltd., Class A (Information Technology)	410,905
672,285	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	408,108
310,692	Shenzhen International Holdings Ltd. (Industrials)	269,943
51,200	Shenzhen Kstar Science And Technology Co. Ltd., Class A (Industrials)	369,728
14,789	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	668,044
674,229	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Consumer Discretionary)	515,004
70,400	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A (Health Care)	375,712
204,455	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	882,912
459,262	Shimao Group Holdings Ltd. (Real Estate)*(b)(c)	129,304
168,298	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	314,241
199,161	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	827,104
145,769	Sichuan Road and Bridge Group Co. Ltd., Class A (Industrials)	266,514

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
74,840	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	$891,401
61,145	Silergy Corp. (Information Technology)	1,167,935
241,396	Sinopharm Group Co. Ltd., Class H (Health Care)	645,814
174,904	Smoore International Holdings Ltd. (Consumer Staples)(a)(b)	215,914
361,736	SooChow Securities Co. Ltd., Class A (Financials)	366,331
593,479	Southwest Securities Co. Ltd., Class A (Financials)	348,317
237,920	Sunac China Holdings Ltd. (Real Estate)*(c)	69,410
34,269	Sunny Optical Technology Group Co. Ltd. (Information Technology)	388,552
73,867	Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A (Materials)	610,980
102,991	TAL Education Group ADR (Consumer Discretionary)*	724,027
297,911	Tangshan Jidong Cement Co. Ltd., Class A (Materials)	386,975
62,305	TBEA Co. Ltd., Class A (Industrials)	193,233
590,731	TCL Technology Group Corp., Class A (Consumer Discretionary)	377,296
721,403	Tencent Holdings Ltd. (Communication Services)	31,578,326
130,535	Tencent Music Entertainment Group ADR (Communication Services)*	984,234
260,754	Tianma Microelectronics Co. Ltd., Class A (Information Technology)	358,965
1,070,549	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	1,729,354
72,127	Tongwei Co. Ltd., Class A (Information Technology)	434,731
1,597,975	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	1,394,500
25,902	Trip.com Group Ltd. ADR (Consumer Discretionary)*	920,816
54,260	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	535,031
1,272,952	Uni-President China Holdings Ltd. (Consumer Staples)	1,115,728
176,289	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	2,624,943
1,732,209	Want Want China Holdings Ltd. (Consumer Staples)	1,090,147
370,736	Western Securities Co. Ltd., Class A (Financials)	353,580
883,025	Wuchan Zhongda Group Co. Ltd., Class A (Consumer Discretionary)	621,142
27,557	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	810,334
151,954	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	1,058,906

Common Stocks – (continued)
China – (continued)
495,925	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	506,505
391,785	Xiamen C & D, Inc., Class A (Industrials)	743,928
540,380	Xiaomi Corp., Class B (Information Technology)*(a)	816,473
266,579	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	571,229
238,802	Yankuang Energy Group Co. Ltd., Class H (Energy)	719,494
214,410	Yihai International Holding Ltd. (Consumer Staples)*	622,785
22,155	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	292,693
430,812	Youngor Group Co. Ltd., Class A (Real Estate)	407,777
24,154	Youngy Co. Ltd., Class A (Materials)*	345,717
131,260	YTO Express Group Co. Ltd., Class A (Industrials)	342,703
521,618	Yuexiu Property Co. Ltd. (Real Estate)	768,190
58,957	Yum China Holdings, Inc. (Consumer Discretionary)	3,462,545
47,692	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	390,361
28,522	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A (Consumer Staples)	568,249
8,581	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	381,088
581,561	Zhejiang Expressway Co. Ltd., Class H (Industrials)	468,983
64,462	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	527,903
269,381	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	995,110
47,323	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A (Health Care)	358,886
152,394	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	760,077
347,330	Zhongtai Securities Co. Ltd., Class A (Financials)	348,244
398,400	Zijin Mining Group Co. Ltd., Class H (Materials)	600,937
440,911	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	425,581

		295,874,672

Czech Republic – 0.3%
21,813	CEZ AS (Utilities)	1,020,032
19,062	Komercni banka AS (Financials)	644,258
154,800	Moneta Money Bank AS (Financials)(a)	591,952

		2,256,242

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Egypt – 0.4%
1,382,359	Commercial International Bank Egypt SAE (Financials)	$2,396,901
2,578,615	Eastern Co. SAE (Consumer Staples)	1,559,124

		3,956,025

Greece – 0.7%
574,739	Eurobank Ergasias Services and Holdings SA (Financials)*	885,010
176,398	Hellenic Telecommunications Organization SA (Communication Services)	2,716,259
19,000	JUMBO SA (Consumer Discretionary)	380,020
14,400	Motor Oil Hellas Corinth Refineries SA (Energy)	383,002
15,700	Mytilineos SA (Industrials)	424,904
87,972	OPAP SA (Consumer Discretionary)	1,369,561

		6,158,756

Hong Kong – 0.3%
245,427	Kingboard Laminates Holdings Ltd. (Information Technology)	305,787
49,037	Orient Overseas International Ltd. (Industrials)	787,141
2,378,190	Sino Biopharmaceutical Ltd. (Health Care)	1,227,042

		2,319,970

Hungary – 0.2%
130,198	MOL Hungarian Oil & Gas PLC (Energy)	992,016
16,226	OTP Bank Nyrt (Financials)	493,477
15,698	Richter Gedeon Nyrt (Health Care)	329,778

		1,815,271

India – 12.6%
19,742	ACC Ltd. (Materials)	413,551
20,166	Adani Enterprises Ltd. (Industrials)	332,699
214,183	Adani Power Ltd. (Utilities)*	379,048
20,600	Adani Total Gas Ltd. (Utilities)	169,089
17,596	Adani Transmission Ltd. (Utilities)*	136,843
52,291	Asian Paints Ltd. (Materials)	1,789,346
160,710	Aurobindo Pharma Ltd. (Health Care)	899,610
20,517	Avenue Supermarts Ltd. (Consumer Staples)*(a)	848,043
162,447	Axis Bank Ltd. (Financials)	1,658,711
12,786	Bajaj Finance Ltd. (Financials)	945,345
19,881	Bajaj Finserv Ltd. (Financials)	321,035
194,400	Bank of Baroda (Financials)	373,903
65,466	Berger Paints India Ltd. (Materials)	458,996
299,364	Bharat Electronics Ltd. (Industrials)	342,575
120,392	Bharat Petroleum Corp. Ltd. (Energy)	462,170
161,847	Bharti Airtel Ltd. (Communication Services)	1,453,182
49,573	Britannia Industries Ltd. (Consumer Staples)	2,675,566
97,100	CG Power & Industrial Solutions Ltd. (Industrials)*	358,542

Common Stocks – (continued)
India – (continued)
37,642	Cholamandalam Investment and Finance Co. Ltd. (Financials)	344,466
166,585	Cipla Ltd. (Health Care)	1,826,505
131,608	Coal India Ltd. (Energy)	342,920
96,884	Colgate-Palmolive India Ltd. (Consumer Staples)	1,726,901
195,230	Dabur India Ltd. (Consumer Staples)	1,257,804
30,256	Divi’s Laboratories Ltd. (Health Care)	1,034,159
31,013	Dr. Reddy’s Laboratories Ltd. (Health Care)	1,619,387
11,789	Eicher Motors Ltd. (Consumer Discretionary)	442,924
368,312	GAIL India Ltd. (Utilities)	457,341
43,278	Grasim Industries Ltd. (Materials)	826,401
85,109	Havells India Ltd. (Industrials)	1,232,404
274,207	HCL Technologies Ltd. (Information Technology)	3,574,385
102,760	HDFC Life Insurance Co. Ltd. (Financials)(a)	607,604
203,969	Hindalco Industries Ltd. (Materials)	984,963
83,621	Hindustan Unilever Ltd. (Consumer Staples)	2,489,032
159,759	Housing Development Finance Corp. Ltd. (Financials)	5,042,890
407,427	ICICI Bank Ltd. (Financials)	4,213,131
44,107	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	587,889
144,234	Indian Hotels Co. Ltd. (Consumer Discretionary)	542,181
879,585	Indian Oil Corp. Ltd. (Energy)	809,175
455,949	Infosys Ltd. (Information Technology)	8,204,517
452,334	ITC Ltd. (Consumer Staples)	2,061,200
146,791	Jindal Steel & Power Ltd. (Materials)	975,203
97,312	JSW Steel Ltd. (Materials)	785,394
160,965	Jubilant Foodworks Ltd. (Consumer Discretionary)	858,396
23,876	Kotak Mahindra Bank Ltd. (Financials)	499,441
69,563	Larsen & Toubro Ltd. (Industrials)	1,774,806
41,677	LTIMindtree Ltd. (Information Technology)(a)	2,380,632
52,130	Lupin Ltd. (Health Care)	415,722
131,122	Mahindra & Mahindra Ltd. (Consumer Discretionary)	2,013,760
322,909	Marico Ltd. (Consumer Staples)*	1,921,419
5,946	Maruti Suzuki India Ltd. (Consumer Discretionary)	620,321
31,515	Mphasis Ltd. (Information Technology)	775,947
300	MRF Ltd. (Consumer Discretionary)	309,396
57,008	Muthoot Finance Ltd. (Financials)	670,711
9,703	Nestle India Ltd. (Consumer Staples)	2,191,369
620,888	NTPC Ltd. (Utilities)	1,280,569
358,952	Oil & Natural Gas Corp. Ltd. (Energy)	660,219
4,365	Page Industries Ltd. (Consumer Discretionary)	2,004,869

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
8,794	PI Industries Ltd. (Materials)	$329,724
48,458	Pidilite Industries Ltd. (Materials)	1,348,682
646,140	Power Grid Corp. of India Ltd. (Utilities)	1,737,135
265,166	Reliance Industries Ltd. (Energy)	7,449,860
91,270	SBI Life Insurance Co. Ltd. (Financials)(a)	1,237,653
35,295	Siemens Ltd. (Industrials)	1,386,140
14,350	SRF Ltd. (Materials)	376,432
207,963	State Bank of India (Financials)	1,315,185
77,851	Sun Pharmaceutical Industries Ltd. (Health Care)	900,865
159,424	Tata Consultancy Services Ltd. (Information Technology)	6,388,820
109,937	Tata Consumer Products Ltd. (Consumer Staples)	951,256
7,420	Tata Elxsi Ltd. (Information Technology)	550,144
343,931	Tata Motors Ltd. (Consumer Discretionary)*	1,750,286
153,481	Tata Power Co. Ltd. (The) (Utilities)	376,056
1,953,288	Tata Steel Ltd. (Materials)	2,456,156
230,277	Tech Mahindra Ltd. (Information Technology)	3,064,835
23,438	Titan Co. Ltd. (Consumer Discretionary)	672,739
67,187	Torrent Pharmaceuticals Ltd. (Health Care)	1,186,475
12,100	Tube Investments of India Ltd. (Consumer Discretionary)	405,707
27,400	TVS Motor Co. Ltd. (Consumer Discretionary)	358,064
16,623	UltraTech Cement Ltd. (Materials)	1,460,121
45,900	Varun Beverages Ltd. (Consumer Staples)	722,224
361,172	Vedanta Ltd. (Materials)	1,172,414
270,678	Wipro Ltd. (Information Technology)	1,267,317

		113,248,897

Indonesia – 1.9%
1,812,377	Adaro Energy Indonesia Tbk PT (Energy)	355,345
4,940,377	Aneka Tambang Tbk (Materials)	644,679
3,915,667	Astra International Tbk PT (Consumer Discretionary)	1,566,267
3,891,085	Bank Central Asia Tbk PT (Financials)	2,232,590
1,467,694	Bank Mandiri Persero Tbk PT (Financials)	962,422
1,378,872	Bank Negara Indonesia Persero Tbk PT (Financials)	793,416
2,394,801	Bank Rakyat Indonesia Persero Tbk PT (Financials)	733,359
2,147,783	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	1,425,987

Common Stocks – (continued)
Indonesia – (continued)
2,981,401	Indofood Sukses Makmur Tbk PT (Consumer Staples)	1,265,874
11,587,707	Kalbe Farma Tbk PT (Health Care)	1,603,283
998,006	Merdeka Copper Gold Tbk PT (Materials)*	297,111
6,683,914	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	1,271,039
10,297,367	Telkom Indonesia Persero Tbk PT (Communication Services)	2,619,920
3,985,255	Unilever Indonesia Tbk PT (Consumer Staples)	1,092,352

		16,863,644

Kuwait – 0.7%
317,063	Agility Public Warehousing Co. KSC (Industrials)	622,969
297,383	Boubyan Bank KSCP (Financials)	741,277
710,057	Kuwait Finance House KSCP (Financials)	1,982,792
849,825	National Bank of Kuwait SAKP (Financials)	2,962,896

		6,309,934

Luxembourg – 0.1%
41,204	Reinet Investments SCA (Financials)	814,821

Mexico – 2.6%
820,056	Alfa SAB de CV, Class A (Industrials)	534,323
3,439,340	America Movil SAB de CV, Series L (Communication Services)	3,562,274
51,904	Arca Continental SAB de CV (Consumer Staples)	437,382
2,577,170	Cemex SAB de CV, Series CPO (Materials)*	1,288,233
105,547	Coca-Cola Femsa SAB de CV (Consumer Staples)	762,242
335,387	Fomento Economico Mexicano SAB de CV (Consumer Staples)	3,090,502
132,838	Gruma SAB de CV, Class B (Consumer Staples)	1,944,255
717,384	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,399,989
76,300	Grupo Carso SAB de CV, Series A1 (Industrials)	363,992
324,560	Grupo Financiero Banorte SAB de CV, Class O (Financials)	2,735,337
250,030	Grupo Mexico SAB de CV, Series B (Materials)	1,120,053
219,559	Orbia Advance Corp. SAB de CV (Materials)	457,809
41,700	Promotora y Operadora de Infraestructura SAB de CV (Industrials)	406,077
921,898	Wal-Mart de Mexico SAB de CV (Consumer Staples)	3,622,694

		23,725,162

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Philippines – 0.1%
436,250	Bank of the Philippine Islands (Financials)	$865,407
38,740	Manila Electric Co. (Utilities)	222,431

		1,087,838

Poland – 0.8%
23,938	Bank Pekao SA (Financials)	483,820
14,912	CD Projekt SA (Communication Services)(b)	444,964
22,913	Dino Polska SA (Consumer Staples)*(a)	1,918,927
13,238	KGHM Polska Miedz SA (Materials)	380,095
509	LPP SA (Consumer Discretionary)	1,080,611
403,801	PGE Polska Grupa Energetyczna SA (Utilities)*	607,918
103,549	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	725,317
187,066	Powszechny Zaklad Ubezpieczen SA (Financials)	1,543,882

		7,185,534

Qatar – 1.1%
520,985	Commercial Bank PSQC (The) (Financials)	879,813
93,431	Industries Qatar QSC (Industrials)	357,125
572,302	Masraf Al Rayan QSC (Financials)	424,306
666,116	Ooredoo QPSC (Communication Services)	1,682,781
455,205	Qatar International Islamic Bank QSC (Financials)	1,311,210
330,752	Qatar Islamic Bank (Financials)	1,689,294
704,266	Qatar National Bank QPSC (Financials)	3,258,566

		9,603,095

Romania – 0.1%
118,358	NEPI Rockcastle NV (Real Estate)	710,358

Russia – 0.0%
1,256,908	Gazprom PJSC (Energy)(c)	—
35,708,229	Inter RAO UES PJSC (Utilities)(c)	—
62,206	LUKOIL PJSC (Energy)(c)	—
11,906	MMC Norilsk Nickel PJSC (Materials)(c)	—
824,628	Moscow Exchange MICEX-RTS PJSC (Financials)*(c)	—
5,200	Novatek PJSC GDR (Energy)*(c)	—
839,494	Novolipetsk Steel PJSC (Materials)*(c)	—
127,440	PhosAgro PJSC GDR (Materials)*(c)	—
820	PhosAgro PJSC (Materials)*(c)	—
73,809	Polymetal International PLC (Materials)*(c)	—
11,287	Polyus PJSC (Materials)*(c)	—
90,086	Rosneft Oil Co. PJSC (Energy)(c)	—
1,661,273	Sberbank of Russia PJSC (Financials)*(c)	—

Common Stocks – (continued)
Russia – (continued)
152,107	Severstal PAO (Materials)*(c)	—
3,362,523	Surgutneftegas PJSC (Energy)(c)	—
277,377	Tatneft PJSC (Energy)(c)	—
29,482	TCS Group Holding PLC GDR (Financials)*(c)	—
799,132,583	VTB Bank PJSC (Financials)*(c)	—
69,395	X5 Retail Group NV GDR (Consumer Staples)*(c)	—
41,484	Yandex NV, Class A (Communication Services)*(c)	—

		—

Saudi Arabia – 3.7%
11,800	ACWA Power Co. (Utilities)	438,336
48,587	Advanced Petrochemical Co. (Materials)	625,359
203,059	Al Rajhi Bank (Financials)*	3,803,991
73,442	Alinma Bank (Financials)	576,357
29,414	Almarai Co. JSC (Consumer Staples)	411,505
81,597	Arab National Bank (Financials)	500,543
41,200	Bank AlBilad (Financials)*	391,398
57,370	Bank Al-Jazira (Financials)	277,016
64,690	Banque Saudi Fransi (Financials)	563,698
30,685	Bupa Arabia for Cooperative Insurance Co. (Financials)	1,264,147
131,486	Dar Al Arkan Real Estate Development Co. (Real Estate)*	503,148
11,187	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	691,017
4,800	Elm Co. (Information Technology)	484,777
190,405	Etihad Etisalat Co. (Communication Services)	1,983,888
8,996	Jarir Marketing Co. (Consumer Discretionary)	354,312
174,514	Mobile Telecommunications Co Saudi Arabia (Communication Services)*	482,714
19,792	Nahdi Medical Co. (Consumer Staples)	984,154
150,426	Rabigh Refining & Petrochemical Co. (Energy)*	407,266
77,952	Riyad Bank (Financials)	541,124
29,570	SABIC Agri-Nutrients Co. (Materials)	1,052,737
165,181	Sahara International Petrochemical Co. (Materials)	1,558,208
64,185	Saudi Arabian Mining Co. (Materials)*	1,087,809
426,712	Saudi Arabian Oil Co. (Energy)(a)	3,615,962
90,969	Saudi Basic Industries Corp. (Materials)	2,145,352
72,673	Saudi British Bank (The) (Financials)	641,976
246,211	Saudi Electricity Co. (Utilities)	1,456,540
86,404	Saudi Investment Bank (The) (Financials)	364,252

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – (continued)
294,979	Saudi Kayan Petrochemical Co. (Materials)*	$998,290
211,963	Saudi National Bank (The) (Financials)	2,668,848
207,193	Saudi Telecom Co. (Communication Services)	1,940,718
106,537	Savola Group (The) (Consumer Staples)	772,203

		33,587,645

South Africa – 3.8%
150,967	Absa Group Ltd. (Financials)	1,632,109
51,035	African Rainbow Minerals Ltd. (Materials)	707,268
4,192	Anglo American Platinum Ltd. (Materials)	232,302
113,898	Aspen Pharmacare Holdings Ltd. (Health Care)	880,408
85,860	Bid Corp. Ltd. (Consumer Staples)	1,881,261
43,617	Bidvest Group Ltd. (The) (Industrials)	556,801
7,201	Capitec Bank Holdings Ltd. (Financials)	688,279
89,461	Clicks Group Ltd. (Consumer Staples)	1,303,688
29,076	Discovery Ltd. (Financials)*	237,202
549,421	FirstRand Ltd. (Financials)	1,961,977
126,611	Gold Fields Ltd. (Materials)	1,150,423
189,558	Impala Platinum Holdings Ltd. (Materials)	1,771,118
52,896	Kumba Iron Ore Ltd. (Materials)(b)	1,380,476
136,678	Mr Price Group Ltd. (Consumer Discretionary)	1,133,780
269,169	MTN Group Ltd. (Communication Services)	2,123,438
330,836	MultiChoice Group (Communication Services)	2,541,253
7,910	Naspers Ltd., Class N (Consumer Discretionary)	1,403,515
138,730	Nedbank Group Ltd. (Financials)	1,742,641
614,690	Old Mutual Ltd. (Financials)	398,826
285,100	OUTsurance Group Ltd. (Financials)	554,630
301,116	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	307,575
93,513	Remgro Ltd. (Financials)	712,087
260,186	Sanlam Ltd. (Financials)	848,045
41,540	Sasol Ltd. (Materials)	611,777
217,942	Shoprite Holdings Ltd. (Consumer Staples)	2,642,196
511,658	Sibanye Stillwater Ltd. (Materials)	1,034,396
192,478	Standard Bank Group Ltd. (Financials)	1,924,963
152,376	Vodacom Group Ltd. (Communication Services)	1,051,825
213,264	Woolworths Holdings Ltd. (Consumer Discretionary)	894,591

		34,308,850

Common Stocks – (continued)
South Korea – 11.9%
15,052	Amorepacific Corp. (Consumer Staples)	1,574,303
9,876	BGF retail Co. Ltd. (Consumer Staples)	1,348,644
4,337	Celltrion, Inc. (Health Care)	475,898
93,374	Cheil Worldwide, Inc. (Communication Services)	1,411,283
3,363	CJ CheilJedang Corp. (Consumer Staples)	815,812
12,710	CJ Corp. (Industrials)	834,687
33,227	Coway Co. Ltd. (Consumer Discretionary)	1,340,882
9,060	DB Insurance Co. Ltd. (Financials)	527,202
15,280	Doosan Bobcat, Inc. (Industrials)	437,644
29,232	Doosan Enerbility Co. Ltd. (Industrials)*	359,201
7,382	Ecopro BM Co. Ltd. (Industrials)	927,736
5,945	E-MART, Inc. (Consumer Staples)	503,185
12,191	F&F Co. Ltd. (Consumer Discretionary)	1,279,675
43,844	GS Holdings Corp. (Industrials)	1,346,880
52,730	Hana Financial Group, Inc. (Financials)	1,809,138
37,201	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	1,045,817
6,127	Hanmi Pharm Co. Ltd. (Health Care)*	1,199,239
18,917	Hanwha Solutions Corp. (Materials)*	594,708
7,372	HD Hyundai Co. Ltd. (Energy)	330,925
70,274	HMM Co. Ltd. (Industrials)*	1,197,566
25,960	Hotel Shilla Co. Ltd. (Consumer Discretionary)	1,573,393
18,800	Hyundai Engineering & Construction Co. Ltd. (Industrials)	517,151
6,633	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	1,065,190
11,407	Hyundai Motor Co. (Consumer Discretionary)	1,519,784
20,171	Hyundai Steel Co. (Materials)	533,524
159,870	Industrial Bank of Korea (Financials)	1,254,072
14,776	Kakao Corp. (Communication Services)	696,786
37,590	Kangwon Land, Inc. (Consumer Discretionary)*	573,828
51,086	KB Financial Group, Inc. (Financials)	1,980,511
37,132	Kia Corp. (Consumer Discretionary)	2,113,009
15,454	Korea Aerospace Industries Ltd. (Industrials)*	526,715
44,300	Korea Electric Power Corp. (Utilities)(b)	604,281
5,834	Korea Investment Holdings Co. Ltd. (Financials)*	273,348
1,143	Korea Zinc Co. Ltd. (Materials)	504,449
23,964	Korean Air Lines Co. Ltd. (Industrials)(b)	412,002
19,638	KT&G Corp. (Consumer Staples)	1,316,373
6,021	Kumho Petrochemical Co. Ltd. (Materials)*	715,740

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
3,880	L&F Co. Ltd. (Information Technology)	$768,230
2,344	LG Chem Ltd. (Materials)	1,204,549
5,579	LG Corp. (Industrials)	346,988
23,117	LG Display Co. Ltd. (Information Technology)	267,114
30,979	LG Electronics, Inc. (Consumer Discretionary)	2,603,336
1,900	LG Energy Solution Ltd. (Industrials)*	750,954
3,294	LG H&H Co. Ltd. (Consumer Staples)	1,662,869
2,516	LG Innotek Co. Ltd. (Information Technology)	526,682
212,787	LG Uplus Corp. (Communication Services)	1,780,126
1,652	Lotte Chemical Corp. (Materials)(b)	222,472
15,963	Lotte Shopping Co. Ltd. (Consumer Discretionary)	1,049,523
221,592	Meritz Securities Co. Ltd. (Financials)	1,175,572
71,065	Mirae Asset Securities Co. Ltd. (Financials)	383,990
8,171	NAVER Corp. (Communication Services)	1,287,477
3,789	NCSoft Corp. (Communication Services)	1,244,149
87,204	NH Investment & Securities Co. Ltd. (Financials)*	626,063
19,193	Orion Corp. (Consumer Staples)	1,813,055
10,483	Pearl Abyss Corp. (Communication Services)*	355,309
3,500	POSCO Chemical Co. Ltd. (Materials)	584,546
8,143	POSCO Holdings, Inc. (Materials)	1,956,905
24,771	S-1 Corp. (Industrials)	1,055,798
1,118	Samsung Biologics Co. Ltd. (Health Care)*(a)	653,100
13,824	Samsung C&T Corp. (Industrials)	1,150,215
13,171	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	1,433,307
608,739	Samsung Electronics Co. Ltd. (Information Technology)	27,878,015
24,460	Samsung Engineering Co. Ltd. (Industrials)*	485,226
10,104	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	1,637,867
121,850	Samsung Heavy Industries Co. Ltd. (Industrials)*	506,461
6,741	Samsung Life Insurance Co. Ltd. (Financials)	346,920
3,498	Samsung SDI Co. Ltd. (Information Technology)	1,839,870
10,940	Samsung SDS Co. Ltd. (Information Technology)	1,035,921
43,968	Samsung Securities Co. Ltd. (Financials)	1,113,114
46,744	SD Biosensor, Inc. (Health Care)	812,478
63,617	Shinhan Financial Group Co. Ltd. (Financials)	1,867,765

Common Stocks – (continued)
South Korea – (continued)
18,445	SK Biopharmaceuticals Co. Ltd. (Health Care)*	929,742
71,378	SK Hynix, Inc. (Information Technology)	4,822,364
24,401	SK Square Co. Ltd. (Information Technology)*	707,182
2,247	SK, Inc. (Industrials)	303,279
136,239	Woori Financial Group, Inc. (Financials)	1,256,086
23,170	Yuhan Corp. (Health Care)	922,773

		106,907,973

Taiwan – 14.8%
153,955	Accton Technology Corp. (Information Technology)	1,429,930
563,450	Acer, Inc. (Information Technology)	468,779
165,427	Advantech Co. Ltd. (Information Technology)	1,938,248
456,548	ASE Technology Holding Co. Ltd. (Information Technology)	1,588,280
439,288	Asia Cement Corp. (Materials)	645,174
111,506	Asustek Computer, Inc. (Information Technology)	1,017,367
1,048,278	AUO Corp. (Information Technology)	639,918
191,766	Catcher Technology Co. Ltd. (Information Technology)	1,161,188
1,179,838	Cathay Financial Holding Co. Ltd. (Financials)	1,682,468
230,027	Chailease Holding Co. Ltd. (Financials)	1,702,394
345,913	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	388,832
3,522,028	China Development Financial Holding Corp. (Financials)	1,525,813
1,004,024	China Steel Corp. (Materials)	1,034,686
398,718	Chunghwa Telecom Co. Ltd. (Communication Services)	1,511,411
1,402,461	Compal Electronics, Inc. (Information Technology)	1,111,585
2,669,990	CTBC Financial Holding Co. Ltd. (Financials)	1,993,543
250,656	Delta Electronics, Inc. (Information Technology)	2,356,880
57,940	E Ink Holdings, Inc. (Information Technology)	369,856
12,212	eMemory Technology, Inc. (Information Technology)	749,485
1,219,861	E.Sun Financial Holding Co. Ltd. (Financials)	998,885
349,235	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	1,799,501
816,446	Far Eastern New Century Corp. (Industrials)	869,514
246,555	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	1,496,995
996,141	First Financial Holding Co. Ltd. (Financials)	876,174

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
338,941	Formosa Plastics Corp. (Materials)	$1,011,166
1,333,906	Fubon Financial Holding Co. Ltd. (Financials)	2,626,704
30,281	Globalwafers Co. Ltd. (Information Technology)	508,832
1,168,882	Hon Hai Precision Industry Co. Ltd. (Information Technology)	3,874,599
861,743	Hua Nan Financial Holdings Co. Ltd. (Financials)	646,247
872,725	Innolux Corp. (Information Technology)	421,046
808,297	Inventec Corp. (Information Technology)	705,647
9,304	Largan Precision Co. Ltd. (Information Technology)	673,307
536,962	Lite-On Technology Corp. (Information Technology)	1,224,794
205,817	MediaTek, Inc. (Information Technology)	4,883,759
1,198,409	Mega Financial Holding Co. Ltd. (Financials)	1,309,737
374,760	Micro-Star International Co. Ltd. (Information Technology)	1,685,033
427,317	Nan Ya Plastics Corp. (Materials)	1,060,246
49,653	Nan Ya Printed Circuit Board Corp. (Information Technology)	382,955
492,385	Nanya Technology Corp. (Information Technology)	943,740
123,466	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	1,320,990
197,711	Novatek Microelectronics Corp. (Information Technology)	2,644,193
516,478	Pegatron Corp. (Information Technology)	1,152,645
778,132	Pou Chen Corp. (Consumer Discretionary)	858,079
340,166	President Chain Store Corp. (Consumer Staples)	2,980,827
334,533	Quanta Computer, Inc. (Information Technology)	879,440
195,047	Realtek Semiconductor Corp. (Information Technology)	2,432,526
1,924,087	SinoPac Financial Holdings Co. Ltd. (Financials)	1,086,145
601,624	Synnex Technology International Corp. (Information Technology)	1,234,070
2,021,180	Taishin Financial Holding Co. Ltd. (Financials)	1,091,203
973,292	Taiwan Business Bank (Financials)	459,981
580,002	Taiwan Cement Corp. (Materials)	745,240
636,864	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	557,030
177,907	Taiwan Mobile Co. Ltd. (Communication Services)	564,033
3,065,060	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	51,403,720

Common Stocks – (continued)
Taiwan – (continued)
94,343	Unimicron Technology Corp. (Information Technology)	396,328
1,406,982	Uni-President Enterprises Corp. (Consumer Staples)	3,116,930
1,992,741	United Microelectronics Corp. (Information Technology)*	3,266,789
245,695	Vanguard International Semiconductor Corp. (Information Technology)	745,886
249,442	Wan Hai Lines Ltd. (Industrials)	651,654
1,330,307	Winbond Electronics Corp. (Information Technology)	1,006,370
525,161	WPG Holdings Ltd. (Information Technology)	849,716
442,384	Yang Ming Marine Transport Corp. (Industrials)	937,922
2,437,368	Yuanta Financial Holding Co. Ltd. (Financials)	1,819,857

		133,516,292

Thailand – 1.8%
279,616	Advanced Info Service PCL NVDR (Communication Services)	1,598,201
427,500	Airports of Thailand PCL NVDR (Industrials)*	880,009
2,451,900	Asset World Corp. PCL NVDR (Consumer Discretionary)	409,329
1,623,600	Bangkok Dusit Medical Services PCL NVDR (Health Care)	1,286,338
333,300	Berli Jucker PCL NVDR (Consumer Staples)	363,090
180,100	Bumrungrad Hospital PCL NVDR (Health Care)	1,075,262
316,100	Central Pattana PCL NVDR (Real Estate)	628,332
710,600	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	446,371
848,577	CP ALL PCL NVDR (Consumer Staples)	1,488,679
51,800	Delta Electronics Thailand PCL NVDR (Information Technology)	1,336,727
128,900	Electricity Generating PCL NVDR (Utilities)	623,688
419,400	Gulf Energy Development PCL NVDR (Utilities)	623,026
299,800	Indorama Ventures PCL NVDR (Materials)	311,750
271,500	Intouch Holdings PCL NVDR (Communication Services)	543,519
1,165,500	Krung Thai Bank PCL NVDR (Financials)	570,527
294,400	Krungthai Card PCL NVDR (Financials)	489,400
196,000	Muangthai Capital PCL NVDR (Financials)	194,107
184,800	PTT Exploration & Production PCL NVDR (Energy)	784,353

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
347,900	PTT Global Chemical PCL NVDR (Materials)	$465,130
716,600	PTT PCL NVDR (Energy)	643,782
510,200	Ratch Group PCL NVDR (Utilities)	588,283
56,000	Siam Cement PCL (The) NVDR (Materials)	518,148
240,800	Thai Oil PCL NVDR (Energy)	344,085
770,800	Thai Union Group PCL NVDR (Consumer Staples)	346,782

		16,558,918

Turkey – 0.8%
290,142	BIM Birlesik Magazalar AS (Consumer Staples)	2,094,727
270,328	Eregli Demir ve Celik Fabrikalari TAS (Materials)	631,467
463,054	KOC Holding AS (Industrials)	1,902,105
49,203	Sasa Polyester Sanayi AS (Materials)*	286,685
110,585	Turk Hava Yollari AO (Industrials)*	841,147
11,900	Turkiye Petrol Rafinerileri AS (Energy)*	373,849
463,242	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	1,158,166

		7,288,146

United Arab Emirates – 1.5%
625,120	Abu Dhabi Commercial Bank PJSC (Financials)	1,426,278
437,996	Abu Dhabi Islamic Bank PJSC (Financials)	1,244,994
1,173,874	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	1,380,709
841,429	Aldar Properties PJSC (Real Estate)	1,076,743
1,074,494	Dubai Islamic Bank PJSC (Financials)	1,679,240
955,080	Emaar Properties PJSC (Real Estate)	1,456,212
492,356	Emirates NBD Bank PJSC (Financials)	1,823,119
258,710	Emirates Telecommunications Group Co. PJSC (Communication Services)	1,796,181
419,134	First Abu Dhabi Bank PJSC (Financials)	1,606,765

		13,490,241

United States – 0.2%
470,100	JBS SA (Consumer Staples)	1,727,971
10,200	Parade Technologies Ltd. (Information Technology)	322,040

		2,050,011

TOTAL COMMON STOCKS
(Cost $846,139,993)		$879,466,808

Shares	Description	Rate	Value

Preferred Stocks – 1.9%
Brazil – 1.1%
723,230	Banco Bradesco SA (Financials)	7.83%	$1,811,989
39,428	Centrais Eletricas Brasileiras SA, Class B (Utilities)	4.58	271,654
245,604	Cia Energetica de Minas Gerais (Utilities)	13.12	493,024
99,856	Gerdau SA (Materials)	12.13	547,604
602,969	Itau Unibanco Holding SA (Financials)	4.13	2,937,059
757,395	Itausa SA (Financials)	6.04	1,193,970
643,846	Petroleo Brasileiro SA (Energy)	42.48	3,112,738

			10,368,038

Chile – 0.1%
12,283	Sociedad Quimica y Minera de Chile SA, Class B (Materials)	9.59	1,091,878

Colombia – 0.1%
76,277	Bancolombia SA (Financials)	10.16	485,519

Russia – 0.0%
3,212,489	Surgutneftegas PJSC (Energy)(c)	17.05

South Korea – 0.6%
9,120	Hyundai Motor Co. (Consumer Discretionary)	7.63	648,548
8,863	Hyundai Motor Co. (Consumer Discretionary)	7.67	617,547
107,400	Samsung Electronics Co. Ltd. (Information Technology)	2.69	4,334,147

			5,600,242

TOTAL PREFERRED STOCKS
(Cost $16,729,118)			$17,545,677

Units	Description	Expiration Month	Value

Right – 0.0%
Taiwan – 0.0%
101,322	SinoPac Financial Holdings Co. Ltd.*
(Cost $0)		03/23	$—

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Exchange-Traded Fund – 0.6%
United States – 0.6%
257,264	iShares MSCI Malaysia ETF(b)
(Cost $7,732,868)		$5,592,919

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $870,601,979)		$902,605,404

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.5%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,335,015	4.475%	$4,335,015
(Cost $4,335,015)

TOTAL INVESTMENTS – 100.7%
(Cost $874,936,994)		$906,940,419

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(6,333,042)

NET ASSETS – 100.0%		$900,607,377

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company

Sector Name	% of Market Value

Financials	21.1%
Information Technology	19.7
Consumer Discretionary	12.1
Consumer Staples	11.1
Communication Services	9.2
Materials	7.5
Industrials	5.3
Health Care	5.2
Energy	4.2
Utilities	2.4
Real Estate	1.1
Exchange-Traded Fund	0.6
Securities Lending Reinvestment Vehicle	0.5

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%
Australia – 1.5%
68	Flutter Entertainment PLC (Consumer Discretionary)*	$10,987
10,461	Glencore PLC (Materials)	62,734
1,400	Rio Tinto PLC (Materials)	96,813

		170,534

Austria – 0.6%
395	Erste Group Bank AG (Financials)	15,574
292	Mondi PLC (Materials)	4,937
687	OMV AG (Energy)	33,594
402	voestalpine AG (Materials)	14,930

		69,035

Belgium – 1.2%
403	Ageas SA/NV (Financials)	18,262
642	Anheuser-Busch InBev SA/NV (Consumer Staples)	38,965
44	D’ieteren Group (Consumer Discretionary)	8,563
96	Elia Group SA/NV (Utilities)	12,706
119	Groupe Bruxelles Lambert NV (Financials)	10,035
87	KBC Group NV (Financials)	6,523
133	Solvay SA (Materials)	15,268
255	UCB SA (Health Care)	22,007

		132,329

Brazil – 0.1%
247	Yara International ASA (Materials)	11,795

Chile – 0.0%
133	Antofagasta PLC (Materials)	2,528

China – 0.2%
274	Prosus NV (Consumer Discretionary)*	19,736

Denmark – 4.7%
19	AP Moller – Maersk A/S, Class A (Industrials)	43,642
20	AP Moller – Maersk A/S, Class B (Industrials)	46,766
145	Carlsberg AS, Class B (Consumer Staples)	20,574
89	Chr Hansen Holding A/S (Materials)	6,187
80	Coloplast A/S, Class B (Health Care)	9,277
1,207	Danske Bank A/S (Financials)	28,111
82	Demant A/S (Health Care)*	2,464
64	DSV A/S (Industrials)	11,682
46	Genmab A/S (Health Care)*	17,357
1,917	Novo Nordisk A/S, Class B (Health Care)	272,117
171	Novozymes A/S, Class B (Materials)	8,265
36	Orsted AS (Utilities)(a)	3,156
304	Pandora A/S (Consumer Discretionary)	28,910
33	ROCKWOOL A/S, Class B (Industrials)	7,535
750	Tryg A/S (Financials)	16,666
134	Vestas Wind Systems A/S (Industrials)	3,830

		526,539

Common Stocks – (continued)
Finland – 1.7%
266	Elisa OYJ (Communication Services)	15,154
111	Kesko OYJ, Class B (Consumer Staples)	2,421
147	Kone OYJ, Class B (Industrials)	7,662
783	Metso Outotec OYJ (Industrials)	8,370
174	Neste OYJ (Energy)	8,431
5,718	Nokia OYJ (Information Technology)	26,557
2,435	Nordea Bank Abp (Financials)	30,970
899	Orion OYJ, Class B (Health Care)	42,474
498	Sampo OYJ, Class A (Financials)	24,315
533	Stora Enso OYJ, Class R (Materials)	7,572
385	UPM-Kymmene OYJ (Materials)	14,009

		187,935

France – 17.6%
74	Aeroports de Paris (Industrials)*	10,787
380	Air Liquide SA (Materials)	60,674
311	Airbus SE (Industrials)	40,904
250	Alstom SA (Industrials)	7,378
75	Amundi SA (Financials)(a)	4,963
151	Arkema SA (Materials)	15,399
2,175	AXA SA (Financials)	68,852
262	BioMerieux (Health Care)	25,768
926	BNP Paribas SA (Financials)	64,961
3,340	Bollore SE (Communication Services)	18,738
416	Bouygues SA (Industrials)	14,135
615	Bureau Veritas SA (Industrials)	17,649
202	Capgemini SE (Information Technology)	38,099
2,476	Carrefour SA (Consumer Staples)	49,129
1,005	Cie de Saint-Gobain (Industrials)	60,037
536	Cie Generale des Etablissements Michelin (Consumer Discretionary)	16,902
63	Covivio SA REIT (Real Estate)	4,055
2,931	Credit Agricole SA (Financials)	35,938
726	Danone SA (Consumer Staples)	40,991
118	Dassault Aviation SA (Industrials)	20,360
583	Dassault Systemes (Information Technology)	22,616
335	Edenred (Information Technology)	18,943
646	Eiffage SA (Industrials)	71,249
2,285	Engie SA (Utilities)	33,528
238	EssilorLuxottica SA (Health Care)	41,494
312	Eurazeo SE (Financials)	21,110
64	Gecina SA REIT (Real Estate)	7,405
836	Getlink SE (Industrials)	14,119
41	Hermes International (Consumer Discretionary)	74,591
524	Ipsen SA (Health Care)	60,071
63	Kering (Consumer Discretionary)	37,080
135	Klepierre SA REIT (Real Estate)*	3,389
1,555	La Francaise des Jeux SAEM (Consumer Discretionary)(a)	61,659
292	Legrand SA (Industrials)	27,127
294	L’Oreal SA (Consumer Staples)	116,951
280	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	234,286
1,326	Orange SA (Communication Services)	15,176

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
146	Pernod Ricard SA (Consumer Staples)	$30,610
304	Publicis Groupe SA (Communication Services)	24,257
77	Remy Cointreau SA (Consumer Staples)	13,588
320	Renault SA (Consumer Discretionary)*	14,413
233	Safran SA (Industrials)	33,101
46	Sartorius Stedim Biotech (Health Care)	15,059
164	SEB SA (Consumer Discretionary)	19,027
891	Societe Generale SA (Financials)	25,815
144	Sodexo SA (Consumer Discretionary)	13,399
162	Thales SA (Industrials)	22,712
2,341	TotalEnergies SE (Energy)	145,408
114	Valeo (Consumer Discretionary)	2,386
589	Veolia Environnement SA (Utilities)	17,683
466	Vinci SA (Industrials)	53,294
1,102	Vivendi SE (Communication Services)	11,392
602	Wendel SE (Financials)	68,630
188	Worldline SA (Information Technology)*(a)	7,879

		1,995,166

Germany – 13.1%
280	adidas AG (Consumer Discretionary)	42,065
270	Allianz SE (Financials)	63,609
463	BASF SE (Materials)	23,802
954	Bayer AG (Health Care)	56,950
405	Bayerische Motoren Werke AG (Consumer Discretionary)	41,984
94	Bechtle AG (Information Technology)	3,981
189	Beiersdorf AG (Consumer Staples)	22,649
252	Brenntag SE (Industrials)	19,081
82	Carl Zeiss Meditec AG (Health Care)	10,983
3,224	Commerzbank AG (Financials)*	39,405
76	Covestro AG (Materials)(a)	3,357
388	Daimler Truck Holding AG (Industrials)*	12,350
3,924	Deutsche Bank AG (Financials)	49,105
141	Deutsche Boerse AG (Financials)	24,673
5,095	Deutsche Lufthansa AG (Industrials)*	53,071
1,700	Deutsche Post AG (Industrials)	72,330
2,581	Deutsche Telekom AG (Communication Services)	58,124
2,537	E.ON SE (Utilities)	27,833
262	Evonik Industries AG (Materials)	5,621
723	Fresenius Medical Care AG & Co. KGaA (Health Care)	28,308
1,062	Fresenius SE & Co. KGaA (Health Care)	29,316
311	GEA Group AG (Industrials)	13,727
77	Hannover Rueck SE (Financials)	15,001
440	HeidelbergCement AG (Materials)	30,386
1,897	HelloFresh SE (Consumer Staples)*	42,790
142	Henkel AG & Co. KGaA (Consumer Staples)	9,856
686	Infineon Technologies AG (Information Technology)	24,382
249	Knorr-Bremse AG (Industrials)	17,011
800	Mercedes-Benz Group AG (Consumer Discretionary)	61,636

Common Stocks – (continued)
Germany – (continued)
183	Merck KGaA (Health Care)	34,807
38	MTU Aero Engines AG (Industrials)	9,208
98	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	33,891
663	Nemetschek SE (Information Technology)	37,743
484	Puma SE (Consumer Discretionary)	31,002
48	Rational AG (Industrials)	31,968
48	Rheinmetall AG (Industrials)	12,248
958	RWE AG (Utilities)	40,882
951	SAP SE (Information Technology)	108,398
83	Scout24 SE (Communication Services)(a)	4,570
581	Siemens AG (Industrials)	89,157
2,287	Siemens Energy AG (Industrials)*(b)	46,009
145	Siemens Healthineers AG (Health Care)(a)	7,593
89	Symrise AG (Materials)	9,136
3,619	Telefonica Deutschland Holding AG (Communication Services)	11,019
311	United Internet AG (Communication Services)	6,834
99	Volkswagen AG (Consumer Discretionary)	17,722
118	Vonovia SE (Real Estate)	2,985
1,195	Zalando SE (Consumer Discretionary)*(a)	47,650

		1,486,208

Hong Kong – 0.1%
945	Prudential PLC (Financials)	14,524

Ireland – 1.0%
358	AerCap Holdings NV (Industrials)*	22,353
2,765	AIB Group PLC (Financials)	11,864
1,199	Bank of Ireland Group PLC (Financials)	13,262
604	CRH PLC (Materials)	28,517
106	Kerry Group PLC, Class A (Consumer Staples)	10,187
177	Kingspan Group PLC (Industrials)	11,559
294	Smurfit Kappa Group PLC (Materials)	11,028

		108,770

Italy – 3.7%
1,332	Assicurazioni Generali SpA (Financials)	26,430
451	Coca-Cola HBC AG (Consumer Staples)*	11,613
1,036	Davide Campari-Milano NV (Consumer Staples)	11,641
83	DiaSorin SpA (Health Care)	10,048
5,209	Enel SpA (Utilities)	29,372
4,120	Eni SpA (Energy)	58,400
169	Ferrari NV (Consumer Discretionary)	43,964
951	FinecoBank Banca Fineco SpA (Financials)	16,490
641	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	7,083
5,664	Intesa Sanpaolo SpA (Financials)	15,386
713	Mediobanca Banca di Credito Finanziario SpA (Financials)	7,637
719	Moncler SpA (Consumer Discretionary)	44,072
589	Nexi SpA (Information Technology)*(a)	4,780
2,646	Poste Italiane SpA (Financials)(a)	28,622
430	Prysmian SpA (Industrials)	16,585

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
389	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	$16,559
2,750	Snam SpA (Utilities)	13,549
1,592	Terna – Rete Elettrica Nazionale (Utilities)	12,034
1,940	UniCredit SpA (Financials)	39,806

		414,071

Jordan – 0.1%
733	Hikma Pharmaceuticals PLC (Health Care)	15,370

Luxembourg – 0.8%
2,473	ArcelorMittal (Materials)	74,600
174	Eurofins Scientific SE (Health Care)	12,179

		86,779

Netherlands – 8.4%
884	ABN AMRO Bank NV (Financials)(a)	15,661
8	Adyen NV (Information Technology)*(a)	11,413
3,767	Aegon NV (Financials)	19,707
190	Akzo Nobel NV (Materials)	13,952
27	Argenx SE (Health Care)*	9,798
55	ASM International NV (Information Technology)	18,840
397	ASML Holding NV (Information Technology)	245,875
94	Euronext NV (Financials)(a)	6,892
156	EXOR NV (Financials)*	12,898
283	Heineken Holding NV (Consumer Staples)	24,295
196	Heineken NV (Consumer Staples)	20,058
61	IMCD NV (Industrials)	9,697
2,045	ING Groep NV (Financials)	28,770
514	JDE Peet’s NV (Consumer Staples)	15,176
2,709	Koninklijke Ahold Delhaize NV (Consumer Staples)	86,230
74	Koninklijke DSM NV (Materials)	9,158
5,347	Koninklijke KPN NV (Communication Services)	18,378
895	Koninklijke Philips NV (Health Care)	14,664
1,049	NN Group NV (Financials)	42,607
657	OCI NV (Materials)	21,878
664	Randstad NV (Industrials)	40,912
6,343	Shell PLC (Energy)	194,014
472	Universal Music Group NV (Communication Services)	11,187
499	Wolters Kluwer NV (Industrials)	57,920

		949,980

Norway – 1.2%
314	Aker BP ASA (Energy)	8,507
825	DNB Bank ASA (Financials)	16,553
1,703	Equinor ASA (Energy)	52,695
919	Gjensidige Forsikring ASA (Financials)	16,379
204	Kongsberg Gruppen ASA (Industrials)	8,521
330	Mowi ASA (Consumer Staples)	5,730
1,208	Norsk Hydro ASA (Materials)	8,834
1,438	Orkla ASA (Consumer Staples)	9,718
702	Telenor ASA (Communication Services)	7,908

		134,845

Common Stocks – (continued)
Portugal – 0.6%
1,510	EDP – Energias de Portugal SA (Utilities)	7,648
344	Galp Energia SGPS SA (Energy)	4,217
2,658	Jeronimo Martins SGPS SA (Consumer Staples)	54,742

		66,607

Singapore – 0.3%
747	STMicroelectronics NV (Information Technology)	35,985

South Africa – 0.2%
747	Anglo American PLC (Materials)	26,086

Spain – 4.2%
61	Acciona SA (Utilities)	11,521
589	ACS Actividades de Construccion y Servicios SA (Industrials)	17,902
17	Aena SME SA (Industrials)*(a)	2,639
284	Amadeus IT Group SA (Information Technology)*	17,890
6,209	Banco Bilbao Vizcaya Argentaria SA (Financials)	48,549
17,966	Banco Santander SA (Financials)	70,925
4,376	CaixaBank SA (Financials)	18,804
119	Cellnex Telecom SA (Communication Services)*(a)	4,488
101	Corp ACCIONA Energias Renovables SA (Utilities)	3,922
512	Enagas SA (Utilities)	9,209
368	Endesa SA (Utilities)	7,247
428	Ferrovial SA (Industrials)	11,919
465	Grifols SA (Health Care)*	5,688
5,272	Iberdrola SA (Utilities)	60,746
2,233	Industria de Diseno Textil SA (Consumer Discretionary)	68,888
579	Naturgy Energy Group SA (Utilities)	16,002
1,039	Red Electrica Corp. SA (Utilities)	17,310
3,665	Repsol SA (Energy)	58,321
5,762	Telefonica SA (Communication Services)	23,520

		475,490

Sweden – 3.4%
129	Alfa Laval AB (Industrials)	4,267
567	Assa Abloy AB, Class B (Industrials)	13,870
1,580	Atlas Copco AB, Class A (Industrials)	18,890
829	Atlas Copco AB, Class B (Industrials)	8,793
80	Boliden AB (Materials)	3,300
230	Electrolux AB, Class B (Consumer Discretionary)	2,801
238	Epiroc AB, Class A (Industrials)	4,599
178	Epiroc AB, Class B (Industrials)	2,943
324	Essity AB, Class B (Consumer Staples)	8,792
48	Evolution AB (Consumer Discretionary)(a)	5,830
241	Getinge AB, Class B (Health Care)	5,211
3,577	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	45,290

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
1,570	Hexagon AB, Class B (Information Technology)	$17,486
178	Holmen AB, Class B (Materials)	7,220
901	Husqvarna AB, Class B (Industrials)	8,028
297	Industrivarden AB, Class A (Financials)	8,208
304	Industrivarden AB, Class C (Financials)	8,384
501	Investor AB, Class A (Financials)	10,329
1,180	Investor AB, Class B (Financials)	22,924
137	L E Lundbergforetagen AB, Class B (Financials)	6,394
346	Lifco AB, Class B (Industrials)	6,954
743	Nibe Industrier AB, Class B (Industrials)	7,723
225	Sandvik AB (Industrials)	4,656
1,443	Skandinaviska Enskilda Banken AB, Class A (Financials)	18,133
488	Skanska AB, Class B (Industrials)	8,919
417	Svenska Cellulosa AB SCA, Class B (Materials)	5,850
1,498	Svenska Handelsbanken AB, Class A (Financials)	15,959
888	Swedbank AB, Class A (Financials)	18,205
443	Swedish Orphan Biovitrum AB (Health Care)*	10,242
1,156	Tele2 AB, Class B (Communication Services)	10,679
4,479	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	24,953
3,116	Telia Co. AB (Communication Services)	8,082
500	Volvo AB, Class A (Industrials)	10,462
1,028	Volvo AB, Class B (Industrials)	20,681

		385,057

Switzerland – 8.1%
1,157	ABB Ltd. (Industrials)	38,614
155	Adecco Group AG (Industrials)	5,534
213	Alcon, Inc. (Health Care)	14,581
86	Baloise Holding AG (Financials)	14,360
149	Banque Cantonale Vaudoise (Financials)	13,346
7	Barry Callebaut AG (Consumer Staples)	13,996
63	BKW AG (Utilities)	9,236
2	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	22,022
400	Cie Financiere Richemont SA, Class A (Consumer Discretionary)	60,496
217	Clariant AG (Materials)*	3,531
18	EMS-Chemie Holding AG (Materials)	13,693
48	Geberit AG (Industrials)	26,068
3	Givaudan SA (Materials)	9,094
161	Julius Baer Group Ltd. (Financials)	10,712
193	Kuehne + Nagel International AG (Industrials)	49,627
515	Logitech International SA (Information Technology)	28,287
23	Lonza Group AG (Health Care)	13,762
2,131	Novartis AG (Health Care)	180,257
45	Partners Group Holding AG (Financials)	42,904

Common Stocks – (continued)
Switzerland – (continued)
35	Schindler Holding AG (Industrials)	7,562
47	Schindler Holding AG Participation Certificates (Industrials)	10,601
20	SGS SA (Industrials)	46,050
159	SIG Group AG (Materials)*	3,864
28	Sika AG (Materials)	7,884
39	Sonova Holding AG (Health Care)	9,620
206	Straumann Holding AG (Health Care)	27,441
68	Swatch Group AG (The) – Bearer (Consumer Discretionary)	23,739
350	Swatch Group AG (The) – Registered (Consumer Discretionary)	22,462
37	Swiss Life Holding AG (Financials)	22,352
116	Swiss Prime Site AG (Real Estate)	9,839
26	Swisscom AG (Communication Services)	16,101
3,275	UBS Group AG (Financials)	71,458
30	VAT Group AG (Industrials)(a)	9,103
114	Zurich Insurance Group AG (Financials)	54,297

		912,493

United Kingdom – 17.4%
1,529	3i Group PLC (Financials)	30,117
1,873	abrdn PLC (Financials)	5,093
904	Admiral Group PLC (Financials)	24,088
285	Ashtead Group PLC (Industrials)	19,011
903	Associated British Foods PLC (Consumer Staples)	21,941
1,465	AstraZeneca PLC (Health Care)	192,968
6,952	Auto Trader Group PLC (Communication Services)(a)	50,111
3,709	Aviva PLC (Financials)	20,045
3,093	BAE Systems PLC (Industrials)	33,626
17,445	Barclays PLC (Financials)	36,884
3,061	Barratt Developments PLC (Consumer Discretionary)	17,384
286	Berkeley Group Holdings PLC (Consumer Discretionary)	14,528
15,738	BP PLC (Energy)	104,888
1,995	British American Tobacco PLC (Consumer Staples)	75,923
925	British Land Co. PLC (The) REIT (Real Estate)	5,002
2,695	BT Group PLC (Communication Services)	4,547
545	Bunzl PLC (Industrials)	19,557
2,184	Burberry Group PLC (Consumer Discretionary)	65,202
1,768	CNH Industrial NV (Industrials)	29,109
348	Coca-Cola Europacific Partners PLC (Consumer Staples)	19,140
1,700	Compass Group PLC (Consumer Discretionary)	39,516
118	Croda International PLC (Materials)	9,374
222	DCC PLC (Industrials)	12,422
1,978	Diageo PLC (Consumer Staples)	84,508
368	Entain PLC (Consumer Discretionary)	6,057
493	Experian PLC (Industrials)	16,742

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
268	Halma PLC (Information Technology)	$7,021
3,251	Hargreaves Lansdown PLC (Financials)	32,652
12,448	HSBC Holdings PLC (Financials)	95,786
1,528	Imperial Brands PLC (Consumer Staples)	37,090
1,659	Informa PLC (Communication Services)	13,425
182	InterContinental Hotels Group PLC (Consumer Discretionary)	12,352
125	Intertek Group PLC (Industrials)	6,317
16,691	J Sainsbury PLC (Consumer Staples)	54,195
27,493	JD Sports Fashion PLC (Consumer Discretionary)	60,278
7,227	Kingfisher PLC (Consumer Discretionary)	25,128
826	Land Securities Group PLC REIT (Real Estate)	6,878
4,495	Legal & General Group PLC (Financials)	13,926
57,340	Lloyds Banking Group PLC (Financials)	36,528
187	London Stock Exchange Group PLC (Financials)	16,825
1,609	M&G PLC (Financials)	4,174
3,049	Melrose Industries PLC (Industrials)	5,531
2,664	National Grid PLC (Utilities)	33,800
4,313	NatWest Group PLC (Financials)	15,263
405	Next PLC (Consumer Discretionary)	33,547
613	Pearson PLC (Consumer Discretionary)	6,816
178	Persimmon PLC (Consumer Discretionary)	3,130
1,659	Phoenix Group Holdings PLC (Financials)	12,722
477	Reckitt Benckiser Group PLC (Consumer Staples)	33,274
1,783	RELX PLC (Industrials)	54,029
1,822	Rentokil Initial PLC (Industrials)	11,302
2,077	Rolls-Royce Holdings PLC (Industrials)*	3,645
4,286	Sage Group PLC (The) (Information Technology)	38,844
1,010	Schroders PLC (Financials)	6,082
391	Segro PLC REIT (Real Estate)	3,898
321	Severn Trent PLC (Utilities)	10,691
1,101	Smith & Nephew PLC (Health Care)	15,808
706	Smiths Group PLC (Industrials)	15,073
53	Spirax-Sarco Engineering PLC (Industrials)	7,498
878	SSE PLC (Utilities)	18,554
1,451	St James’s Place PLC (Financials)	22,511
2,014	Standard Chartered PLC (Financials)	19,121
3,245	Taylor Wimpey PLC (Consumer Discretionary)	4,840
15,783	Tesco PLC (Consumer Staples)	48,725
1,968	Unilever PLC (Consumer Staples)	98,543
1,136	United Utilities Group PLC (Utilities)	14,000
38,558	Vodafone Group PLC (Communication Services)	46,578
658	WPP PLC (Communication Services)	8,157

		1,972,340

United States – 8.5%
4,509	GSK PLC (Health Care)	77,810
4,442	Haleon PLC (Consumer Staples)*	17,314

Common Stocks – (continued)
United States – (continued)
649	Holcim AG (Materials)*	40,259
2,588	Nestle SA (Consumer Staples)	292,916
391	QIAGEN NV (Health Care)*	18,062
797	Roche Holding AG (Health Care)	231,128
88	Roche Holding AG (Health Care)(b)	27,341
1,172	Sanofi (Health Care)	110,482
503	Schneider Electric SE (Industrials)	81,146
2,081	Stellantis NV (Consumer Discretionary)	36,533
225	Swiss Re AG (Financials)	23,574
536	Tenaris SA (Energy)	8,913

		965,478

TOTAL COMMON STOCKS
(Cost $10,714,375)		$11,165,680

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
276	Bayerische Motoren Werke AG (Consumer Discretionary)	6.24%	$26,270
144	Henkel AG & Co. KGaA (Consumer Staples)	2.68	10,510
11	Sartorius AG (Health Care)	0.31	4,696
192	Volkswagen AG (Consumer Discretionary)	19.27	26,299

TOTAL PREFERRED STOCKS
(Cost $82,209)			$67,775

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $10,796,584)			$11,233,455

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
74,219	4.475%	$74,219
(Cost $74,219)

TOTAL INVESTMENTS – 100.0%
(Cost $10,870,803)		$11,307,674

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		412

NET ASSETS – 100.0%		$11,308,086

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Europe Index	2	03/17/23	$61,689	$1,589

Sector Name	% of Market Value

Financials	16.7%
Industrials	15.3
Health Care	15.0
Consumer Discretionary	13.1
Consumer Staples	13.1
Information Technology	6.5
Materials	6.1
Energy	6.0
Utilities	3.6
Communication Services	3.5
Real Estate	0.4
Securities Lending Reinvestment Vehicle	0.7

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Australia – 7.1%
44,835	Ampol Ltd. (Energy)	$996,529
417,825	ANZ Group Holdings Ltd. (Financials)	6,945,393
287,406	APA Group (Utilities)	2,079,606
84,869	Aristocrat Leisure Ltd. (Consumer Discretionary)	2,091,236
32,038	ASX Ltd. (Financials)	1,469,993
516,231	Aurizon Holdings Ltd. (Industrials)	1,152,279
796,041	BHP Group Ltd. (Materials)	24,263,831
689,771	BlueScope Steel Ltd. (Materials)	8,865,706
182,974	Brambles Ltd. (Industrials)	1,588,011
31,893	Cochlear Ltd. (Health Care)	4,779,297
635,329	Coles Group Ltd. (Consumer Staples)	7,788,935
259,106	Commonwealth Bank of Australia (Financials)	17,593,381
221,198	Dexus REIT (Real Estate)	1,257,460
253,921	Endeavour Group Ltd. (Consumer Staples)	1,169,512
11,237	Flutter Entertainment PLC (Consumer Discretionary)*	1,815,531
236,798	Fortescue Metals Group Ltd. (Materials)	3,417,254
1,883,687	Glencore PLC (Materials)	11,296,387
57,851	Goodman Group REIT (Real Estate)	774,775
390,977	GPT Group (The) REIT (Real Estate)	1,241,817
83,148	IDP Education Ltd. (Consumer Discretionary)	1,609,234
110,064	IGO Ltd. (Materials)	974,531
213,329	Insurance Australia Group Ltd. (Financials)	668,942
1,665,301	Lottery Corp. Ltd. (The) (Consumer Discretionary)*	5,828,350
50,940	Macquarie Group Ltd. (Financials)	6,510,277
850,518	Medibank Pvt Ltd. (Financials)	1,915,647
32,811	Mineral Resources Ltd. (Materials)	1,826,731
422,722	National Australia Bank Ltd. (Financials)	8,551,880
45,370	Newcrest Mining Ltd. (Materials)	689,617
126,813	Northern Star Resources Ltd. (Materials)	886,805
65,550	Orica Ltd. (Materials)	716,099
365,352	Origin Energy Ltd. (Utilities)	1,973,465
518,970	Pilbara Minerals Ltd. (Materials)*	1,459,365
140,471	Qantas Airways Ltd. (Industrials)*	608,145
199,099	QBE Insurance Group Ltd. (Financials)	2,024,678
27,254	REA Group Ltd. (Communication Services)	2,258,196
108,966	Rio Tinto Ltd. (Materials)	8,577,466
204,487	Rio Tinto PLC (Materials)	14,140,753
464,165	Santos Ltd. (Energy)	2,191,068
93,267	Sonic Healthcare Ltd. (Health Care)	2,025,836
1,423,220	South32 Ltd. (Materials)	4,165,309
293,140	Stockland REIT (Real Estate)	759,087

Common Stocks – (continued)
Australia – (continued)
368,949	Suncorp Group Ltd. (Financials)	3,197,091
891,789	Telstra Group Ltd. (Communication Services)	2,501,733
365,619	Transurban Group (Industrials)	3,496,154
266,272	Treasury Wine Estates Ltd. (Consumer Staples)	2,515,644
692,329	Vicinity Ltd. REIT (Real Estate)	952,419
65,535	Washington H Soul Pattinson & Co. Ltd. (Energy)	1,288,684
259,535	Wesfarmers Ltd. (Consumer Discretionary)	8,442,843
448,045	Westpac Banking Corp. (Financials)	6,807,197
20,786	WiseTech Global Ltd. (Information Technology)	883,074
227,555	Woodside Energy Group Ltd. (Energy)	5,510,453
406,725	Woolworths Group Ltd. (Consumer Staples)	10,126,236

		216,669,942

Austria – 0.3%
37,968	Erste Group Bank AG (Financials)	1,497,056
49,613	Mondi PLC (Materials)	838,793
109,629	OMV AG (Energy)	5,360,823
16,607	voestalpine AG (Materials)	616,763

		8,313,435

Belgium – 0.8%
82,726	Ageas SA/NV (Financials)	3,748,744
97,766	Anheuser-Busch InBev SA/NV (Consumer Staples)	5,933,657
8,309	D’ieteren Group (Consumer Discretionary)	1,616,947
15,005	Elia Group SA/NV (Utilities)	1,985,919
21,839	Groupe Bruxelles Lambert NV (Financials)	1,841,705
16,603	KBC Group NV (Financials)	1,244,849
32,595	Solvay SA (Materials)	3,741,879
44,216	UCB SA (Health Care)	3,815,997

		23,929,697

Brazil – 0.0%
25,588	Yara International ASA (Materials)	1,221,956

Canada – 11.3%
20,252	Agnico Eagle Mines Ltd. (Materials)	934,467
178,935	Alimentation Couche-Tard, Inc. (Consumer Staples)	8,412,817
60,832	AltaGas Ltd. (Utilities)	1,046,447
552,617	ARC Resources Ltd. (Energy)	6,031,723
89,078	Bank of Montreal (Financials)	8,461,249
154,051	Bank of Nova Scotia (The) (Financials)	7,630,981
29,991	BCE, Inc. (Communication Services)	1,329,874
71,999	Brookfield Asset Management Ltd., Class A (Financials)	2,427,907
98,425	Brookfield Corp. (Financials)	3,282,159

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
36,222	Cameco Corp. (Energy)	$992,384
30,405	Canadian Apartment Properties REIT (Real Estate)	1,103,687
128,348	Canadian Imperial Bank of Commerce (Financials)	5,882,636
43,461	Canadian National Railway Co. (Industrials)	4,961,089
145,981	Canadian Natural Resources Ltd. (Energy)	8,268,093
73,764	Canadian Pacific Railway Ltd. (Industrials)	5,614,722
8,042	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	1,004,711
52,926	Canadian Utilities Ltd., Class A (Utilities)	1,391,327
30,675	CCL Industries, Inc., Class B (Materials)	1,478,718
609,133	Cenovus Energy, Inc. (Energy)	11,256,959
59,816	CGI, Inc. (Information Technology)*	5,375,070
8,521	Constellation Software, Inc. (Information Technology)	14,684,072
145,890	Dollarama, Inc. (Consumer Discretionary)	8,446,179
146,092	Element Fleet Management Corp. (Financials)	2,091,397
39,003	Emera, Inc. (Utilities)	1,548,432
467,799	Empire Co. Ltd., Class A (Consumer Staples)	12,435,011
182,067	Enbridge, Inc. (Energy)	6,845,650
8,115	Fairfax Financial Holdings Ltd. (Financials)	5,686,192
22,857	FirstService Corp. (Real Estate)	3,140,498
44,730	Fortis, Inc. (Utilities)	1,774,153
6,237	Franco-Nevada Corp. (Materials)	797,898
91,933	George Weston Ltd. (Consumer Staples)	11,543,535
125,940	Great-West Lifeco, Inc. (Financials)(a)	3,443,936
95,873	Hydro One Ltd. (Utilities)(b)	2,493,564
124,197	iA Financial Corp., Inc. (Financials)	8,356,124
57,069	IGM Financial, Inc. (Financials)	1,740,427
165,661	Imperial Oil Ltd. (Energy)	8,212,171
29,584	Intact Financial Corp. (Financials)	4,259,253
46,581	Keyera Corp. (Energy)(a)	1,030,191
158,772	Loblaw Cos. Ltd. (Consumer Staples)	13,599,033
25,431	Lumine Group, Inc. (Information Technology)*	260,917
462,956	Manulife Financial Corp. (Financials)(a)	9,174,448
65,960	Metro, Inc. (Consumer Staples)	3,433,534
72,747	National Bank of Canada (Financials)	5,355,103
64,798	Northland Power, Inc. (Utilities)	1,577,769
89,519	Nutrien Ltd. (Materials)	6,990,826
24,353	Onex Corp. (Financials)	1,305,075
36,157	Open Text Corp. (Information Technology)	1,247,416
83,504	Pembina Pipeline Corp. (Energy)	2,747,790

Common Stocks – (continued)
Canada – (continued)
250,425	Power Corp. of Canada (Financials)	6,699,092
50,167	Quebecor, Inc., Class B (Communication Services)	1,189,460
42,558	Restaurant Brands International, Inc. (Consumer Discretionary)	2,752,383
43,044	RioCan Real Estate Investment Trust REIT (Real Estate)	683,228
23,002	Ritchie Bros Auctioneers, Inc. (Industrials)	1,410,413
36,812	Rogers Communications, Inc., Class B (Communication Services)	1,762,390
217,806	Royal Bank of Canada (Financials)	22,163,754
124,119	Saputo, Inc. (Consumer Staples)	3,331,234
66,925	Shaw Communications, Inc., Class B (Communication Services)	1,943,182
96,698	Sun Life Financial, Inc. (Financials)(a)	4,683,438
281,689	Suncor Energy, Inc. (Energy)	9,488,602
45,535	TC Energy Corp. (Energy)	1,816,450
182,352	Teck Resources Ltd., Class B (Materials)	7,295,687
77,960	TELUS Corp. (Communication Services)	1,553,531
27,604	Thomson Reuters Corp. (Industrials)	3,350,719
17,482	TMX Group Ltd. (Financials)	1,747,237
29,654	Toromont Industries Ltd. (Industrials)	2,451,255
252,834	Toronto-Dominion Bank (The) (Financials)	16,871,695
40,135	Tourmaline Oil Corp. (Energy)	1,762,880
154,688	West Fraser Timber Co. Ltd. (Materials)	11,646,054
85,514	WSP Global, Inc. (Industrials)	10,766,429

		346,476,727

Chile – 0.1%
30,374	Antofagasta PLC (Materials)	577,325
265,402	Lundin Mining Corp. (Materials)	1,655,046

		2,232,371

China – 0.6%
1,473,529	BOC Hong Kong Holdings Ltd. (Financials)	4,984,037
45,845	Prosus NV (Consumer Discretionary)*	3,302,178
3,459,526	SITC International Holdings Co. Ltd. (Industrials)	7,228,005
238,336	Wilmar International Ltd. (Consumer Staples)	697,578
613,384	Xinyi Glass Holdings Ltd. (Industrials)	1,145,577

		17,357,375

Denmark – 2.8%
3,387	AP Moller – Maersk A/S, Class A (Industrials)	7,779,772

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Denmark – (continued)
3,408	AP Moller – Maersk A/S, Class B (Industrials)	$7,968,835
23,625	Carlsberg AS, Class B (Consumer Staples)	3,352,205
14,382	Chr Hansen Holding A/S (Materials)	999,854
23,330	Coloplast A/S, Class B (Health Care)	2,705,323
177,764	Danske Bank A/S (Financials)	4,140,143
54,622	Demant A/S (Health Care)*	1,641,462
9,766	DSV A/S (Industrials)	1,782,594
7,516	Genmab A/S (Health Care)*	2,835,903
303,367	Novo Nordisk A/S, Class B (Health Care)	43,062,725
29,711	Novozymes A/S, Class B (Materials)	1,436,018
53,542	Pandora A/S (Consumer Discretionary)	5,091,754
4,673	ROCKWOOL A/S, Class B (Industrials)	1,067,039
134,642	Tryg A/S (Financials)	2,991,938

		86,855,565

Finland – 1.0%
31,510	Elisa OYJ (Communication Services)	1,795,127
23,875	Kone OYJ, Class B (Industrials)	1,244,451
142,159	Metso Outotec OYJ (Industrials)	1,519,658
29,632	Neste OYJ (Energy)	1,435,797
776,025	Nokia OYJ (Information Technology)	3,604,219
371,254	Nordea Bank Abp (Financials)	4,721,931
172,219	Orion OYJ, Class B (Health Care)	8,136,538
103,320	Sampo OYJ, Class A (Financials)	5,044,645
125,589	Stora Enso OYJ, Class R (Materials)	1,784,042
60,290	UPM-Kymmene OYJ (Materials)	2,193,698

		31,480,106

France – 10.9%
13,117	Aeroports de Paris (Industrials)*	1,912,010
47,867	Air Liquide SA (Materials)	7,642,874
44,426	Airbus SE (Industrials)	5,843,053
88,860	Alstom SA (Industrials)	2,622,590
30,049	Arkema SA (Materials)	3,064,329
337,885	AXA SA (Financials)	10,696,067
42,286	BioMerieux (Health Care)	4,158,863
147,083	BNP Paribas SA (Financials)	10,318,182
1,351,488	Bollore SE (Communication Services)	7,581,912
64,721	Bouygues SA (Industrials)	2,199,118
74,091	Bureau Veritas SA (Industrials)	2,126,200
41,219	Capgemini SE (Information Technology)	7,774,316
462,730	Carrefour SA (Consumer Staples)	9,181,472
167,752	Cie de Saint-Gobain (Industrials)	10,021,168
69,239	Cie Generale des Etablissements Michelin (Consumer Discretionary)	2,183,381
357,990	Credit Agricole SA (Financials)	4,389,497

Common Stocks – (continued)
France – (continued)
96,488	Danone SA (Consumer Staples)	5,447,813
16,101	Dassault Aviation SA (Industrials)	2,778,122
105,931	Dassault Systemes (Information Technology)	4,109,393
61,324	Edenred (Information Technology)	3,467,620
105,503	Eiffage SA (Industrials)	11,636,142
362,855	Engie SA (Utilities)	5,324,202
39,816	EssilorLuxottica SA (Health Care)	6,941,771
34,961	Eurazeo SE (Financials)	2,365,459
8,116	Gecina SA REIT (Real Estate)	939,026
161,251	Getlink SE (Industrials)	2,723,283
7,303	Hermes International (Consumer Discretionary)	13,286,265
114,744	Ipsen SA (Health Care)	13,154,264
10,361	Kering (Consumer Discretionary)	6,098,254
39,862	Klepierre SA REIT (Real Estate)*	1,000,618
216,291	La Francaise des Jeux SAEM (Consumer Discretionary)(b)	8,576,395
35,918	Legrand SA (Industrials)	3,336,776
48,865	L’Oreal SA (Consumer Staples)	19,438,191
46,366	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	38,796,050
237,096	Orange SA (Communication Services)	2,713,545
14,690	Pernod Ricard SA (Consumer Staples)	3,079,919
52,833	Publicis Groupe SA (Communication Services)	4,215,654
17,122	Remy Cointreau SA (Consumer Staples)	3,021,473
63,138	Renault SA (Consumer Discretionary)*	2,843,701
29,932	Safran SA (Industrials)	4,252,279
12,071	Sartorius Stedim Biotech (Health Care)	3,951,762
29,259	SEB SA (Consumer Discretionary)	3,394,593
213,973	Societe Generale SA (Financials)	6,199,413
24,801	Sodexo SA (Consumer Discretionary)	2,307,691
23,204	Thales SA (Industrials)	3,253,158
364,607	TotalEnergies SE (Energy)	22,647,022
26,218	Unibail-Rodamco-Westfield REIT (Real Estate)*	1,666,584
88,938	Veolia Environnement SA (Utilities)	2,670,165
81,918	Vinci SA (Industrials)	9,368,501
362,428	Vivendi SE (Communication Services)	3,746,693
83,343	Wendel SE (Financials)	9,501,419
65,422	Worldline SA (Information Technology)*(b)	2,741,900

		332,710,148

Germany – 7.3%
43,810	adidas AG (Consumer Discretionary)	6,581,598
44,316	Allianz SE (Financials)	10,440,415
50,532	BASF SE (Materials)	2,597,737
157,267	Bayer AG (Health Care)	9,388,144
59,835	Bayerische Motoren Werke AG (Consumer Discretionary)	6,202,731
21,631	Bechtle AG (Information Technology)	915,982

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
38,629	Beiersdorf AG (Consumer Staples)	$4,629,166
39,155	Brenntag SE (Industrials)	2,964,806
10,290	Carl Zeiss Meditec AG (Health Care)	1,378,255
419,252	Commerzbank AG (Financials)*	5,124,210
16,281	Covestro AG (Materials)(b)	719,129
30,223	Daimler Truck Holding AG (Industrials)*	962,026
488,930	Deutsche Bank AG (Financials)	6,118,424
28,993	Deutsche Boerse AG (Financials)	5,073,270
472,915	Deutsche Lufthansa AG (Industrials)*	4,925,994
297,224	Deutsche Post AG (Industrials)	12,646,073
401,386	Deutsche Telekom AG (Communication Services)	9,039,104
510,069	E.ON SE (Utilities)	5,595,905
47,640	Evonik Industries AG (Materials)	1,022,065
66,736	Fresenius Medical Care AG & Co. KGaA (Health Care)	2,612,960
179,167	Fresenius SE & Co. KGaA (Health Care)	4,945,874
45,160	GEA Group AG (Industrials)	1,993,273
12,737	Hannover Rueck SE (Financials)	2,481,345
92,734	HeidelbergCement AG (Materials)	6,404,191
253,613	HelloFresh SE (Consumer Staples)*	5,720,709
26,800	Henkel AG & Co. KGaA (Consumer Staples)	1,860,181
46,888	Infineon Technologies AG (Information Technology)	1,666,525
36,962	Knorr-Bremse AG (Industrials)	2,525,149
129,991	Mercedes-Benz Group AG (Consumer Discretionary)	10,015,203
31,553	Merck KGaA (Health Care)	6,001,405
5,948	MTU Aero Engines AG (Industrials)	1,441,345
16,234	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	5,614,191
90,900	Nemetschek SE (Information Technology)	5,174,725
84,962	Puma SE (Consumer Discretionary)	5,442,175
6,178	Rational AG (Industrials)	4,114,513
10,811	Rheinmetall AG (Industrials)	2,758,496
158,988	RWE AG (Utilities)	6,784,740
136,525	SAP SE (Information Technology)	15,561,474
11,404	Scout24 SE (Communication Services)(b)	627,918
71,357	Siemens AG (Industrials)	10,950,047
381,960	Siemens Energy AG (Industrials)*(a)	7,684,155
24,613	Siemens Healthineers AG (Health Care)(b)	1,288,922
14,616	Symrise AG (Materials)	1,500,427
675,074	Telefonica Deutschland Holding AG (Communication Services)	2,055,396
50,284	United Internet AG (Communication Services)	1,104,919
17,879	Volkswagen AG (Consumer Discretionary)	3,200,564

Common Stocks – (continued)
Germany – (continued)
163,346	Zalando SE (Consumer Discretionary)*(b)	6,513,392

		224,369,248

Hong Kong – 1.9%
1,006,383	AIA Group Ltd. (Financials)	10,673,468
719,675	CK Asset Holdings Ltd. (Real Estate)	4,510,862
121,542	CK Infrastructure Holdings Ltd. (Utilities)	641,039
144,298	CLP Holdings Ltd. (Utilities)	1,021,180
76,097	Hang Seng Bank Ltd. (Financials)	1,237,019
1,245,300	HKT Trust & HKT Ltd. (Communication Services)	1,618,200
966,116	Hong Kong & China Gas Co. Ltd. (Utilities)	908,330
165,882	Hong Kong Exchanges & Clearing Ltd. (Financials)	6,648,382
174,045	Hongkong Land Holdings Ltd. (Real Estate)	795,386
48,417	Jardine Matheson Holdings Ltd. (Industrials)	2,397,610
136,105	Link REIT (Real Estate)	894,709
212,909	MTR Corp. Ltd. (Industrials)	1,072,750
1,663,358	New World Development Co. Ltd. (Real Estate)	4,524,198
257,890	Power Assets Holdings Ltd. (Utilities)	1,379,881
161,861	Prudential PLC (Financials)	2,487,675
207,453	Sun Hung Kai Properties Ltd. (Real Estate)	2,833,169
167,771	Swire Pacific Ltd., Class A (Real Estate)	1,367,902
393,864	Techtronic Industries Co. Ltd. (Industrials)	3,916,311
12,290,146	WH Group Ltd. (Consumer Staples)(b)	7,139,699
221,029	Wharf Real Estate Investment Co. Ltd. (Real Estate)	1,210,809

		57,278,579

Ireland – 0.7%
77,817	AerCap Holdings NV (Industrials)*	4,858,893
483,600	AIB Group PLC (Financials)	2,075,024
208,961	Bank of Ireland Group PLC (Financials)	2,311,322
94,108	CRH PLC (Materials)	4,443,166
16,320	Kerry Group PLC, Class A (Consumer Staples)	1,568,394
24,807	Kingspan Group PLC (Industrials)	1,620,036
80,917	Smurfit Kappa Group PLC (Materials)	3,035,189

		19,912,024

Israel – 0.7%
11,482	Azrieli Group Ltd. (Real Estate)	644,350
199,980	Bank Hapoalim BM (Financials)	1,674,073

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
239,064	Bank Leumi Le-Israel BM (Financials)	$1,860,550
1,137,322	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	1,574,753
27,984	Check Point Software Technologies Ltd. (Information Technology)*	3,462,180
208,668	ICL Group Ltd. (Materials)(a)	1,517,170
287,773	Israel Discount Bank Ltd., Class A (Financials)	1,365,996
26,208	Mizrahi Tefahot Bank Ltd. (Financials)	779,855
662,134	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	6,561,748
20,805	Tower Semiconductor Ltd. (Information Technology)*	850,881

		20,291,556

Italy – 2.2%
228,861	Assicurazioni Generali SpA (Financials)	4,541,052
100,179	Coca-Cola HBC AG (Consumer Staples)*	2,579,662
147,087	Davide Campari-Milano NV (Consumer Staples)	1,652,670
16,313	DiaSorin SpA (Health Care)	1,974,789
393,102	Enel SpA (Utilities)	2,216,577
708,479	Eni SpA (Energy)	10,042,441
29,679	Ferrari NV (Consumer Discretionary)	7,720,718
195,192	FinecoBank Banca Fineco SpA (Financials)	3,384,470
90,316	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	998,029
863,683	Intesa Sanpaolo SpA (Financials)	2,346,171
57,773	Mediobanca Banca di Credito Finanziario SpA (Financials)	618,810
114,535	Moncler SpA (Consumer Discretionary)	7,020,644
156,612	Nexi SpA (Information Technology)*(b)	1,270,898
377,694	Poste Italiane SpA (Financials)(b)	4,085,556
80,288	Prysmian SpA (Industrials)	3,096,740
85,793	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	3,652,078
326,700	Snam SpA (Utilities)	1,609,679
228,217	Terna – Rete Elettrica Nazionale (Utilities)	1,725,149
263,149	UniCredit SpA (Financials)	5,399,439

		65,935,572

Japan – 18.3%
61,190	Advantest Corp. (Information Technology)	4,856,028
76,301	Aeon Co. Ltd. (Consumer Staples)(a)	1,422,784
68,048	Ajinomoto Co., Inc. (Consumer Staples)	2,007,245

Common Stocks – (continued)
Japan – (continued)
42,159	ANA Holdings, Inc. (Industrials)*(a)	855,313
94,073	Asahi Group Holdings Ltd. (Consumer Staples)	3,326,033
43,948	Asahi Intecc Co. Ltd. (Health Care)	748,518
92,143	Asahi Kasei Corp. (Materials)	642,495
534,512	Astellas Pharma, Inc. (Health Care)	7,530,217
40,501	Azbil Corp. (Information Technology)	1,052,553
62,953	Bandai Namco Holdings, Inc. (Consumer Discretionary)	3,888,607
99,034	BayCurrent Consulting, Inc. (Industrials)	3,889,674
82,191	Bridgestone Corp. (Consumer Discretionary)	3,152,722
224,466	Brother Industries Ltd. (Information Technology)	3,300,704
140,236	Canon, Inc. (Information Technology)	3,027,302
101,995	Capcom Co. Ltd. (Communication Services)	3,208,520
10,323	Central Japan Railway Co. (Industrials)	1,160,262
96,847	Chiba Bank Ltd. (The) (Financials)	708,853
137,642	Chubu Electric Power Co., Inc. (Utilities)	1,426,792
108,418	Chugai Pharmaceutical Co. Ltd. (Health Care)	2,701,396
248,158	Concordia Financial Group Ltd. (Financials)	1,065,759
417,765	CyberAgent, Inc. (Communication Services)	3,576,067
88,294	Dai-ichi Life Holdings, Inc. (Financials)	1,882,037
168,015	Daiichi Sankyo Co. Ltd. (Health Care)	5,282,885
16,989	Daikin Industries Ltd. (Industrials)	2,911,634
27,214	Daito Trust Construction Co. Ltd. (Real Estate)	2,563,268
42,559	Daiwa House Industry Co. Ltd. (Real Estate)	981,999
530	Daiwa House REIT Investment Corp. REIT (Real Estate)	1,093,734
245,979	Daiwa Securities Group, Inc. (Financials)	1,175,585
13,603	Denso Corp. (Consumer Discretionary)	722,917
72,420	Dentsu Group, Inc. (Communication Services)	2,323,352
4,852	Disco Corp. (Information Technology)	1,520,981
28,505	East Japan Railway Co. (Industrials)	1,445,182
61,818	Eisai Co. Ltd. (Health Care)	3,336,534
460,878	ENEOS Holdings, Inc. (Energy)	1,591,241
4,412	FANUC Corp. (Industrials)	750,476
23,539	Fast Retailing Co. Ltd. (Consumer Discretionary)	4,648,527
54,206	FUJIFILM Holdings Corp. (Information Technology)	2,528,539
42,756	Fujitsu Ltd. (Information Technology)	5,499,285
1,199	GLP J REIT (Real Estate)	1,259,604

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
138,875	Hakuhodo DY Holdings, Inc. (Communication Services)	$1,547,643
25,373	Hamamatsu Photonics KK (Information Technology)	1,244,295
64,720	Hankyu Hanshin Holdings, Inc. (Industrials)	1,841,133
9,045	Hikari Tsushin, Inc. (Consumer Discretionary)	1,312,775
6,295	Hirose Electric Co. Ltd. (Information Technology)	769,458
113,669	Hitachi Ltd. (Industrials)	5,749,583
457,520	Honda Motor Co. Ltd. (Consumer Discretionary)	11,896,897
19,923	Hoshizaki Corp. (Industrials)	705,711
92,829	Hoya Corp. (Health Care)	9,179,654
68,023	Ibiden Co. Ltd. (Information Technology)	2,334,600
49,126	Idemitsu Kosan Co. Ltd. (Energy)	1,094,574
700,709	Inpex Corp. (Energy)	7,371,552
173,640	Isuzu Motors Ltd. (Consumer Discretionary)	2,076,567
313,797	ITOCHU Corp. (Industrials)	9,373,711
42,804	Itochu Techno-Solutions Corp. (Information Technology)	952,143
167,264	Japan Airlines Co. Ltd. (Industrials)*	3,148,441
47,485	Japan Exchange Group, Inc. (Financials)	708,362
1,706	Japan Metropolitan Fund Invest REIT (Real Estate)	1,281,238
177,673	Japan Post Bank Co. Ltd. (Financials)(a)	1,533,924
712,733	Japan Post Holdings Co. Ltd. (Financials)	6,331,218
248,597	Japan Post Insurance Co. Ltd. (Financials)	4,310,730
271	Japan Real Estate Investment Corp. REIT (Real Estate)	1,122,079
189,184	Japan Tobacco, Inc. (Consumer Staples)	3,846,457
52,753	JFE Holdings, Inc. (Materials)	652,950
75,512	Kajima Corp. (Industrials)	901,942
145,079	Kansai Electric Power Co., Inc. (The) (Utilities)	1,365,424
80,037	Kao Corp. (Consumer Staples)	2,990,774
279,262	KDDI Corp. (Communication Services)	8,171,922
32,820	Keisei Electric Railway Co. Ltd. (Industrials)	948,109
14,637	Keyence Corp. (Information Technology)	6,328,032
43,755	Kikkoman Corp. (Consumer Staples)	2,046,172
60,299	Kintetsu Group Holdings Co. Ltd. (Industrials)	1,826,035
125,740	Kirin Holdings Co. Ltd. (Consumer Staples)	1,882,200
17,809	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	1,072,083

Common Stocks – (continued)
Japan – (continued)
36,237	Koei Tecmo Holdings Co. Ltd. (Communication Services)	607,076
76,997	Komatsu Ltd. (Industrials)	1,842,750
49,232	Kose Corp. (Consumer Staples)	5,562,386
14,021	Kurita Water Industries Ltd. (Industrials)	634,066
36,697	Kyocera Corp. (Information Technology)	1,807,169
42,068	Kyowa Kirin Co. Ltd. (Health Care)	900,255
58,811	M3, Inc. (Health Care)	1,404,055
680,493	Marubeni Corp. (Industrials)	8,692,566
48,362	MatsukiyoCocokara & Co. (Consumer Staples)	2,247,414
627,609	Mazda Motor Corp. (Consumer Discretionary)	5,653,388
33,346	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	1,319,494
30,184	MEIJI Holdings Co. Ltd. (Consumer Staples)	1,382,727
146,129	MISUMI Group, Inc. (Industrials)	3,475,814
154,073	Mitsubishi Chemical Group Corp. (Materials)	896,964
276,394	Mitsubishi Corp. (Industrials)	9,392,709
165,399	Mitsubishi Electric Corp. (Industrials)	1,861,445
98,841	Mitsubishi Estate Co. Ltd. (Real Estate)	1,230,297
404,658	Mitsubishi HC Capital, Inc. (Financials)	2,112,189
124,765	Mitsubishi Heavy Industries Ltd. (Industrials)	4,593,448
1,108,906	Mitsubishi UFJ Financial Group, Inc. (Financials)	7,856,735
306,560	Mitsui & Co. Ltd. (Industrials)	8,606,141
56,158	Mitsui Fudosan Co. Ltd. (Real Estate)	1,069,853
111,130	Mitsui OSK Lines Ltd. (Industrials)(a)	2,904,400
373,623	Mizuho Financial Group, Inc. (Financials)	5,821,788
323,750	MonotaRO Co. Ltd. (Industrials)	4,401,755
89,384	MS&AD Insurance Group Holdings, Inc. (Financials)	2,921,393
52,719	Murata Manufacturing Co. Ltd. (Information Technology)	2,833,044
135,274	NEC Corp. (Information Technology)	4,841,323
70,483	Nexon Co. Ltd. (Communication Services)	1,527,481
62,216	NGK Insulators Ltd. (Industrials)	825,801
111,051	Nintendo Co. Ltd. (Communication Services)	4,177,406
221	Nippon Building Fund, Inc. REIT (Real Estate)	932,900
558	Nippon Prologis REIT, Inc. REIT (Real Estate)	1,190,433

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
97,959	Nippon Steel Corp. (Materials)	$2,184,058
442,259	Nippon Telegraph & Telephone Corp. (Communication Services)	12,815,008
185,171	Nippon Yusen KK (Industrials)(a)	4,801,409
22,750	Nissan Chemical Corp. (Materials)	998,752
70,641	Nisshin Seifun Group, Inc. (Consumer Staples)	816,275
18,464	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	1,537,142
33,782	Nitori Holdings Co. Ltd. (Consumer Discretionary)	3,819,277
19,737	Nitto Denko Corp. (Materials)	1,188,147
187,274	Nomura Holdings, Inc. (Financials)	771,698
38,580	Nomura Real Estate Holdings, Inc. (Real Estate)	859,599
998	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	1,106,325
63,336	Nomura Research Institute Ltd. (Information Technology)	1,413,511
129,193	NTT Data Corp. (Information Technology)	1,792,569
161,714	Obayashi Corp. (Industrials)	1,195,507
5,539	Obic Co. Ltd. (Information Technology)	810,833
207,551	Oji Holdings Corp. (Materials)	842,607
277,090	Olympus Corp. (Health Care)	4,666,479
52,051	Omron Corp. (Information Technology)	2,794,090
116,952	Ono Pharmaceutical Co. Ltd. (Health Care)	2,386,863
38,317	Oracle Corp. Japan (Information Technology)	2,610,445
17,171	Oriental Land Co. Ltd. (Consumer Discretionary)	2,742,393
144,257	ORIX Corp. (Financials)	2,585,644
80,554	Osaka Gas Co. Ltd. (Utilities)	1,308,710
23,033	Otsuka Corp. (Information Technology)	776,137
119,279	Otsuka Holdings Co. Ltd. (Health Care)	3,620,008
51,627	Pan Pacific International Holdings Corp. (Consumer Discretionary)	943,738
324,477	Panasonic Holdings Corp. (Consumer Discretionary)	2,827,546
246,686	Persol Holdings Co. Ltd. (Industrials)	4,938,610
278,272	Recruit Holdings Co. Ltd. (Industrials)	7,566,857
309,127	Renesas Electronics Corp. (Information Technology)*	4,003,230
469,820	Resona Holdings, Inc. (Financials)	2,586,485
717,681	Ricoh Co. Ltd. (Information Technology)	5,574,324
7,995	Rohm Co. Ltd. (Information Technology)	615,113
53,225	SBI Holdings, Inc. (Financials)	1,147,611
36,068	Secom Co. Ltd. (Industrials)	2,097,910
170,756	Seiko Epson Corp. (Information Technology)	2,352,964

Common Stocks – (continued)
Japan – (continued)
85,833	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	1,149,985
103,302	Sekisui House Ltd. (Consumer Discretionary)	1,956,227
156,392	Seven & i Holdings Co. Ltd. (Consumer Staples)(a)	6,992,088
58,851	Shimadzu Corp. (Information Technology)	1,700,097
9,291	Shimano, Inc. (Consumer Discretionary)	1,447,040
23,675	Shin-Etsu Chemical Co. Ltd. (Materials)	3,328,387
24,816	Shionogi & Co. Ltd. (Health Care)	1,103,844
152,836	Shiseido Co. Ltd. (Consumer Staples)	7,036,190
228,938	Shizuoka Financial Group, Inc. (Financials)	1,828,613
369,356	SoftBank Corp. (Communication Services)	4,169,033
141,834	SoftBank Group Corp. (Communication Services)	5,744,582
63,154	Sompo Holdings, Inc. (Financials)	2,707,163
64,276	Sony Group Corp. (Consumer Discretionary)	5,393,493
45,841	Square Enix Holdings Co. Ltd. (Communication Services)	2,042,762
332,010	Subaru Corp. (Consumer Discretionary)	5,331,805
72,737	SUMCO Corp. (Information Technology)	1,003,361
562,073	Sumitomo Chemical Co. Ltd. (Materials)	1,968,277
273,869	Sumitomo Corp. (Industrials)	4,670,541
86,408	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	1,062,854
177,204	Sumitomo Mitsui Financial Group, Inc. (Financials)	7,769,058
65,260	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	2,417,037
76,133	Suntory Beverage & Food Ltd. (Consumer Staples)	2,671,627
56,105	Sysmex Corp. (Health Care)	3,361,399
41,066	T&D Holdings, Inc. (Financials)	621,349
118,930	Taisei Corp. (Industrials)	3,876,586
405,621	Takeda Pharmaceutical Co. Ltd. (Health Care)	12,542,493
53,541	Terumo Corp. (Health Care)	1,439,002
52,157	TIS, Inc. (Information Technology)	1,294,209
84,105	Tobu Railway Co. Ltd. (Industrials)	1,877,027
29,194	Toho Co. Ltd. (Communication Services)	1,015,891
222,519	Tokio Marine Holdings, Inc. (Financials)	4,721,882
215,401	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	714,762
24,510	Tokyo Electron Ltd. (Information Technology)	8,404,817

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
101,420	Tokyo Gas Co. Ltd. (Utilities)	$1,956,699
51,379	Tokyu Corp. (Industrials)	618,592
132,173	TOPPAN, Inc. (Industrials)	2,389,914
210,202	Toray Industries, Inc. (Materials)	1,202,433
32,202	Toshiba Corp. (Industrials)	996,923
62,449	Tosoh Corp. (Materials)	849,066
26,453	TOTO Ltd. (Industrials)	882,641
689,739	Toyota Motor Corp. (Consumer Discretionary)	9,430,965
15,016	Toyota Tsusho Corp. (Industrials)	612,920
43,951	Trend Micro, Inc. (Information Technology)	2,068,244
58,059	Unicharm Corp. (Consumer Staples)	2,149,481
133,596	USS Co. Ltd. (Consumer Discretionary)	2,166,528
232,893	Welcia Holdings Co. Ltd. (Consumer Staples)	5,093,332
34,281	West Japan Railway Co. (Industrials)	1,329,815
38,653	Yakult Honsha Co. Ltd. (Consumer Staples)	2,636,173
37,176	Yamaha Motor Co. Ltd. (Consumer Discretionary)	951,131
62,817	Yamato Holdings Co. Ltd. (Industrials)	1,061,131
102,947	Yokogawa Electric Corp. (Information Technology)	1,537,233
277,977	ZOZO, Inc. (Consumer Discretionary)	6,173,185

		561,078,438

Jordan – 0.1%
134,528	Hikma Pharmaceuticals PLC (Health Care)	2,820,845

Luxembourg – 0.5%
437,777	ArcelorMittal (Materials)	13,205,953
35,396	Eurofins Scientific SE (Health Care)	2,477,474

		15,683,427

Macau – 0.0%
93,005	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	618,493
174,693	Sands China Ltd. (Consumer Discretionary)*	605,344

		1,223,837

Netherlands – 4.9%
124,830	ABN AMRO Bank NV (Financials)(b)	2,211,446
499	Adyen NV (Information Technology)*(b)	711,866
745,397	Aegon NV (Financials)	3,899,506
21,791	Akzo Nobel NV (Materials)	1,600,093
4,543	Argenx SE (Health Care)*	1,648,670
8,147	ASM International NV (Information Technology)	2,790,687
51,034	ASML Holding NV (Information Technology)	31,607,004
14,190	Euronext NV (Financials)(b)	1,040,453

Common Stocks – (continued)
Netherlands – (continued)
22,763	EXOR NV (Financials)*	1,881,968
55,181	Heineken Holding NV (Consumer Staples)	4,737,152
30,527	Heineken NV (Consumer Staples)	3,124,081
7,039	IMCD NV (Industrials)	1,118,983
382,848	ING Groep NV (Financials)	5,386,135
98,380	JDE Peet’s NV (Consumer Staples)	2,904,604
484,157	Koninklijke Ahold Delhaize NV (Consumer Staples)	15,411,164
13,655	Koninklijke DSM NV (Materials)	1,689,948
958,729	Koninklijke KPN NV (Communication Services)	3,295,230
152,779	Koninklijke Philips NV (Health Care)	2,503,243
164,404	NN Group NV (Financials)	6,677,625
52,332	OCI NV (Materials)	1,742,641
105,707	Randstad NV (Industrials)	6,513,145
1,160,730	Shell PLC (Energy)	35,503,335
66,709	Universal Music Group NV (Communication Services)	1,581,149
99,845	Wolters Kluwer NV (Industrials)	11,589,187

		151,169,315

New Zealand – 0.2%
114,684	Auckland International Airport Ltd. (Industrials)*	620,999
185,267	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	2,982,041
520,684	Spark New Zealand Ltd. (Communication Services)	1,612,949
33,643	Xero Ltd. (Information Technology)*	1,762,793

		6,978,782

Norway – 0.8%
52,340	Aker BP ASA (Energy)(a)	1,417,951
147,921	DNB Bank ASA (Financials)	2,967,985
257,518	Equinor ASA (Energy)	7,968,297
243,246	Gjensidige Forsikring ASA (Financials)	4,335,219
40,172	Kongsberg Gruppen ASA (Industrials)	1,678,080
59,966	Mowi ASA (Consumer Staples)	1,041,206
266,265	Norsk Hydro ASA (Materials)	1,947,085
177,819	Orkla ASA (Consumer Staples)	1,201,667
93,739	Telenor ASA (Communication Services)	1,055,935

		23,613,425

Portugal – 0.3%
239,087	EDP – Energias de Portugal SA (Utilities)	1,210,964
77,421	Galp Energia SGPS SA (Energy)	949,134
407,563	Jeronimo Martins SGPS SA (Consumer Staples)	8,393,727

		10,553,825

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – 1.6%
558,793	CapitaLand Integrated Commercial Trust REIT (Real Estate)	$805,303
147,478	City Developments Ltd. (Real Estate)	844,672
379,715	DBS Group Holdings Ltd. (Financials)	9,638,496
2,178,901	Genting Singapore Ltd. (Consumer Discretionary)	1,650,989
56,227	Jardine Cycle & Carriage Ltd. (Industrials)	1,240,950
380,585	Keppel Corp. Ltd. (Industrials)	1,549,312
700,371	Mapletree Logistics Trust REIT (Real Estate)	879,268
867,434	Oversea-Chinese Banking Corp. Ltd. (Financials)	8,164,312
7,258,439	Sembcorp Marine Ltd. (Industrials)*	684,784
382,207	Singapore Airlines Ltd. (Industrials)	1,615,539
1,311,177	Singapore Exchange Ltd. (Financials)	8,483,714
1,002,320	Singapore Telecommunications Ltd. (Communication Services)	1,764,661
128,275	STMicroelectronics NV (Information Technology)	6,179,422
245,207	United Overseas Bank Ltd. (Financials)	5,450,056
51,943	Venture Corp. Ltd. (Information Technology)	662,527

		49,614,005

South Africa – 0.2%
137,687	Anglo American PLC (Materials)	4,808,196

Spain – 2.5%
8,978	Acciona SA (Utilities)	1,695,721
89,818	ACS Actividades de Construccion y Servicios SA (Industrials)	2,729,923
45,077	Amadeus IT Group SA (Information Technology)*	2,839,568
886,358	Banco Bilbao Vizcaya Argentaria SA (Financials)	6,930,495
2,530,316	Banco Santander SA (Financials)	9,988,962
796,066	CaixaBank SA (Financials)	3,420,814
21,374	Cellnex Telecom SA (Communication Services)*(b)	806,043
22,753	Corp ACCIONA Energias Renovables SA (Utilities)	883,625
96,871	Enagas SA (Utilities)	1,742,330
72,155	Endesa SA (Utilities)	1,420,984
76,059	Ferrovial SA (Industrials)	2,118,148
731,288	Iberdrola SA (Utilities)	8,426,147
383,190	Industria de Diseno Textil SA (Consumer Discretionary)	11,821,396
78,293	Naturgy Energy Group SA (Utilities)	2,163,756
131,461	Red Electrica Corp. SA (Utilities)	2,190,201
754,354	Repsol SA (Energy)	12,003,892
918,819	Telefonica SA (Communication Services)	3,750,496

		74,932,501

Common Stocks – (continued)
Sweden – 2.0%
18,778	Alfa Laval AB (Industrials)	621,216
77,559	Assa Abloy AB, Class B (Industrials)	1,897,215
344,600	Atlas Copco AB, Class A (Industrials)	4,119,894
185,838	Atlas Copco AB, Class B (Industrials)	1,971,252
30,818	Boliden AB (Materials)	1,271,155
71,526	Epiroc AB, Class A (Industrials)	1,382,016
53,143	Epiroc AB, Class B (Industrials)	878,531
50,906	Essity AB, Class B (Consumer Staples)	1,381,432
8,964	Evolution AB (Consumer Discretionary)(b)	1,088,718
32,534	Getinge AB, Class B (Health Care)	703,490
555,096	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	7,028,257
84,794	Hexagon AB, Class B (Information Technology)	944,405
29,793	Holmen AB, Class B (Materials)	1,208,450
197,363	Husqvarna AB, Class B (Industrials)	1,758,527
49,278	Industrivarden AB, Class A (Financials)	1,361,824
59,379	Industrivarden AB, Class C (Financials)	1,637,554
69,771	Investor AB, Class A (Financials)	1,438,426
181,041	Investor AB, Class B (Financials)	3,517,146
22,903	L E Lundbergforetagen AB, Class B (Financials)	1,068,877
35,424	Lifco AB, Class B (Industrials)	711,972
154,492	Nibe Industrier AB, Class B (Industrials)	1,605,866
56,873	Sandvik AB (Industrials)	1,176,878
185,082	Skandinaviska Enskilda Banken AB, Class A (Financials)	2,325,815
80,926	Svenska Cellulosa AB SCA, Class B (Materials)	1,135,289
249,511	Svenska Handelsbanken AB, Class A (Financials)	2,658,139
159,881	Swedbank AB, Class A (Financials)	3,277,771
57,795	Swedish Orphan Biovitrum AB (Health Care)*	1,336,169
184,395	Tele2 AB, Class B (Communication Services)	1,703,451
478,025	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	2,663,181
599,103	Telia Co. AB (Communication Services)	1,553,970
80,906	Volvo AB, Class A (Industrials)	1,692,815
157,489	Volvo AB, Class B (Industrials)	3,168,325

		60,288,026

Switzerland – 4.6%
152,749	ABB Ltd. (Industrials)	5,097,881
26,557	Adecco Group AG (Industrials)	948,090
32,684	Alcon, Inc. (Health Care)	2,237,402
17,065	Baloise Holding AG (Financials)	2,849,477
25,718	Banque Cantonale Vaudoise (Financials)	2,303,575

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
989	Barry Callebaut AG (Consumer Staples)	$1,977,472
10,628	BKW AG (Utilities)	1,558,055
366	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	4,030,003
55,142	Cie Financiere Richemont SA, Class A (Consumer Discretionary)	8,339,694
41,474	Clariant AG (Materials)*	674,824
3,369	EMS-Chemie Holding AG (Materials)	2,562,920
6,527	Geberit AG (Industrials)	3,544,671
559	Givaudan SA (Materials)	1,694,445
22,178	Julius Baer Group Ltd. (Financials)	1,475,615
34,388	Kuehne + Nagel International AG (Industrials)	8,842,367
66,267	Logitech International SA (Information Technology)	3,639,824
2,750	Lonza Group AG (Health Care)	1,645,452
324,582	Novartis AG (Health Care)	27,455,707
8,003	Partners Group Holding AG (Financials)	7,630,281
7,159	Schindler Holding AG (Industrials)	1,546,757
6,192	Schindler Holding AG Participation Certificates (Industrials)	1,396,627
2,761	SGS SA (Industrials)	6,357,149
4,998	Sika AG (Materials)	1,407,279
6,127	Sonova Holding AG (Health Care)	1,511,403
42,645	Straumann Holding AG (Health Care)	5,680,692
13,869	Swatch Group AG (The) – Bearer (Consumer Discretionary)	4,841,757
62,512	Swatch Group AG (The) – Registered (Consumer Discretionary)	4,011,840
6,168	Swiss Life Holding AG (Financials)	3,726,137
19,916	Swiss Prime Site AG (Real Estate)	1,689,327
4,311	Swisscom AG (Communication Services)	2,669,623
419,933	UBS Group AG (Financials)	9,162,582
5,339	VAT Group AG (Industrials)(b)	1,620,071
15,830	Zurich Insurance Group AG (Financials)	7,539,623

		141,668,622

United Kingdom – 10.4%
274,256	3i Group PLC (Financials)	5,402,096
744,368	abrdn PLC (Financials)	2,024,026
246,053	Admiral Group PLC (Financials)	6,556,429
23,457	Ashtead Group PLC (Industrials)	1,564,742
164,825	Associated British Foods PLC (Consumer Staples)	4,004,876
205,858	AstraZeneca PLC (Health Care)	27,115,354
1,187,479	Auto Trader Group PLC (Communication Services)(b)	8,559,599
687,745	Aviva PLC (Financials)	3,716,809
510,058	BAE Systems PLC (Industrials)	5,545,166

Common Stocks – (continued)
United Kingdom – (continued)
2,176,109	Barclays PLC (Financials)	4,600,902
1,026,960	Barratt Developments PLC (Consumer Discretionary)	5,832,270
59,043	Berkeley Group Holdings PLC (Consumer Discretionary)	2,999,318
2,602,695	BP PLC (Energy)	17,345,996
342,199	British American Tobacco PLC (Consumer Staples)	13,022,994
81,818	Bunzl PLC (Industrials)	2,935,930
381,115	Burberry Group PLC (Consumer Discretionary)	11,378,048
892,444	CK Hutchison Holdings Ltd. (Industrials)	5,320,897
341,480	CNH Industrial NV (Industrials)	5,622,219
73,264	Coca-Cola Europacific Partners PLC (Consumer Staples)	4,029,520
303,122	Compass Group PLC (Consumer Discretionary)	7,045,914
15,423	Croda International PLC (Materials)	1,225,247
42,569	DCC PLC (Industrials)	2,382,001
233,536	Diageo PLC (Consumer Staples)	9,977,555
85,858	Entain PLC (Consumer Discretionary)	1,413,119
55,083	Experian PLC (Industrials)	1,870,549
43,503	Halma PLC (Information Technology)	1,139,712
462,418	Hargreaves Lansdown PLC (Financials)	4,644,320
1,773,092	HSBC Holdings PLC (Financials)	13,643,751
263,191	Imperial Brands PLC (Consumer Staples)	6,388,576
288,554	Informa PLC (Communication Services)	2,334,975
30,450	InterContinental Hotels Group PLC (Consumer Discretionary)	2,066,612
27,375	Intertek Group PLC (Industrials)	1,383,328
3,103,757	J Sainsbury PLC (Consumer Staples)	10,077,786
3,974,874	JD Sports Fashion PLC (Consumer Discretionary)	8,714,861
1,374,405	Kingfisher PLC (Consumer Discretionary)	4,778,788
150,402	Land Securities Group PLC REIT (Real Estate)	1,252,375
1,127,169	Legal & General Group PLC (Financials)	3,492,030
12,145,861	Lloyds Banking Group PLC (Financials)	7,737,449
32,077	London Stock Exchange Group PLC (Financials)	2,886,145
235,618	National Grid PLC (Utilities)	2,989,430
785,806	NatWest Group PLC (Financials)	2,780,755
73,058	Next PLC (Consumer Discretionary)	6,051,590
98,309	Pearson PLC (Consumer Discretionary)	1,093,059

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
239,885	Phoenix Group Holdings PLC (Financials)	$1,839,500
74,421	Reckitt Benckiser Group PLC (Consumer Staples)	5,191,435
287,148	RELX PLC (Industrials)	8,701,323
254,296	Rentokil Initial PLC (Industrials)	1,577,492
799,932	Sage Group PLC (The) (Information Technology)	7,249,725
212,422	Schroders PLC (Financials)	1,279,157
92,803	Segro PLC REIT (Real Estate)	925,106
55,288	Severn Trent PLC (Utilities)	1,841,366
226,461	Smith & Nephew PLC (Health Care)	3,251,597
117,604	Smiths Group PLC (Industrials)	2,510,824
9,004	Spirax-Sarco Engineering PLC (Industrials)	1,273,746
152,511	SSE PLC (Utilities)	3,222,847
276,217	St James’s Place PLC (Financials)	4,285,363
318,667	Standard Chartered PLC (Financials)	3,025,398
1,085,357	Taylor Wimpey PLC (Consumer Discretionary)	1,618,833
2,324,178	Tesco PLC (Consumer Staples)	7,175,104
218,035	Unilever PLC (Consumer Staples)	10,917,555
144,077	United Utilities Group PLC (Utilities)	1,775,665
4,765,341	Vodafone Group PLC (Communication Services)	5,756,468
79,232	WPP PLC (Communication Services)	982,244

		319,347,866

United States – 5.2%
36,990	BRP, Inc. (Consumer Discretionary)	3,212,257
130,165	Computershare Ltd. (Information Technology)	2,176,865
40,491	CSL Ltd. (Health Care)	8,090,505
689,640	GSK PLC (Health Care)	11,900,846
592,715	Haleon PLC (Consumer Staples)*	2,310,218
95,867	Holcim AG (Materials)*	5,946,874
91,180	James Hardie Industries PLC CDI (Materials)	1,907,949
380,480	Nestle SA (Consumer Staples)	43,063,557
58,784	QIAGEN NV (Health Care)*	2,715,550
121,268	Roche Holding AG (Health Care)	35,167,397
13,782	Roche Holding AG (Health Care)(a)	4,282,015
173,902	Sanofi (Health Care)	16,393,374
66,289	Schneider Electric SE (Industrials)	10,693,963
303,462	Stellantis NV (Consumer Discretionary)	5,327,435
38,700	Swiss Re AG (Financials)	4,054,777
144,093	Tenaris SA (Energy)	2,396,072

		159,639,654

Zambia – 0.1%
78,961	First Quantum Minerals Ltd. (Materials)	1,728,912

TOTAL COMMON STOCKS
(Cost $2,812,030,966)		$3,040,183,977

Shares	Description	Rate	Value

Preferred Stocks – 0.4%
Germany – 0.4%
45,006	Bayerische Motoren Werke AG (Consumer Discretionary)	7.17%	$4,283,668
28,551	Henkel AG & Co. KGaA (Consumer Staples)	2.70	2,083,756
3,358	Sartorius AG (Health Care)	0.33	1,433,723
26,583	Volkswagen AG (Consumer Discretionary)	5.43	3,641,186

TOTAL PREFERRED STOCKS
(Cost $12,425,539)			$11,442,333

Units	Description	Expiration Month	Value

Right – 0.0%
Hong Kong – 0.0%
27,221	Link REIT*
(Cost $0)		03/23	$25,662

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,824,456,505)			$3,051,651,972

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
49,602,357	4.475%	$49,602,357
(Cost $49,602,357)

TOTAL INVESTMENTS – 101.4%
(Cost $2,874,058,862)		$3,101,254,329

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(42,370,773)

NET ASSETS – 100.0%		$3,058,883,556

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini MSCI EAFE Index Future	39	03/17/23	$3,990,870	$(31,024)

Sector Name	% of Market Value

Financials	19.5%
Industrials	14.6
Consumer Staples	11.9
Consumer Discretionary	11.7
Health Care	11.6
Information Technology	7.1
Materials	7.0
Energy	6.3
Communication Services	4.4
Utilities	2.7
Real Estate	1.6
Securities Lending Reinvestment Vehicle	1.6

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 8.6%
1,722	Capcom Co. Ltd.	$54,170
3,612	CyberAgent, Inc.	30,919
1,386	Dentsu Group, Inc.	44,465
4,718	Hakuhodo DY Holdings, Inc.	52,578
6,038	KDDI Corp.	176,687
891	Koei Tecmo Holdings Co. Ltd.	14,927
342	Konami Group Corp.	15,089
1,273	Nexon Co. Ltd.	27,588
3,477	Nintendo Co. Ltd.	130,794
6,319	Nippon Telegraph & Telephone Corp.	183,101
10,315	SoftBank Corp.	116,429
3,951	SoftBank Group Corp.	160,024
687	Square Enix Holdings Co. Ltd.	30,614
357	Toho Co. Ltd.	12,423
5,979	Z Holdings Corp.	16,184

		1,065,992

Consumer Discretionary – 17.3%
444	Aisin Corp.	12,158
957	Bandai Namco Holdings, Inc.	59,114
2,143	Bridgestone Corp.	82,202
913	Denso Corp.	48,520
507	Fast Retailing Co. Ltd.	100,123
189	Hikari Tsushin, Inc.	27,431
9,281	Honda Motor Co. Ltd.	241,334
734	Iida Group Holdings Co. Ltd.	12,194
2,232	Isuzu Motors Ltd.	26,693
309	Koito Manufacturing Co. Ltd.	5,188
13,581	Mazda Motor Corp.	122,335
533	McDonald’s Holdings Co. Japan Ltd.	21,091
2,665	Nissan Motor Co. Ltd.	10,322
349	Nitori Holdings Co. Ltd.	39,457
180	Open House Group Co. Ltd.	6,475
461	Oriental Land Co. Ltd.	73,627
1,824	Pan Pacific International Holdings Corp.	33,343
11,299	Panasonic Holdings Corp.	98,461
1,415	Rakuten Group, Inc.	6,981
1,962	Sekisui Chemical Co. Ltd.	26,287
2,037	Sekisui House Ltd.	38,575
1,199	Sharp Corp.	8,274
190	Shimano, Inc.	29,592
3,534	Sony Group Corp.	296,543
5,793	Subaru Corp.	93,031
2,440	Sumitomo Electric Industries Ltd.	30,013
696	Suzuki Motor Corp.	24,439
32,218	Toyota Motor Corp.	440,524
2,314	USS Co. Ltd.	37,526
411	Yamaha Corp.	15,599
1,377	Yamaha Motor Co. Ltd.	35,230
1,325	ZOZO, Inc.	29,425

		2,132,107

Consumer Staples – 8.1%
3,340	Aeon Co. Ltd.	62,281
2,264	Ajinomoto Co., Inc.	66,782
2,040	Asahi Group Holdings Ltd.	72,126

Common Stocks – (continued)
Consumer Staples – (continued)
4,875	Japan Tobacco, Inc.	99,118
1,513	Kao Corp.	56,537
594	Kikkoman Corp.	27,778
3,634	Kirin Holdings Co. Ltd.	54,397
321	Kobayashi Pharmaceutical Co. Ltd.	19,324
308	Kobe Bussan Co. Ltd.	8,423
300	Kose Corp.	33,895
874	MatsukiyoCocokara & Co.	40,615
508	MEIJI Holdings Co. Ltd.	23,271
1,269	Nisshin Seifun Group, Inc.	14,664
414	Nissin Foods Holdings Co. Ltd.	34,466
3,493	Seven & i Holdings Co. Ltd.(a)	156,168
1,220	Shiseido Co. Ltd.	56,166
1,160	Suntory Beverage & Food Ltd.	40,706
1,107	Unicharm Corp.	40,984
1,403	Welcia Holdings Co. Ltd.	30,683
882	Yakult Honsha Co. Ltd.	60,153

		998,537

Energy – 1.4%
9,480	ENEOS Holdings, Inc.	32,731
720	Idemitsu Kosan Co. Ltd.	16,042
12,055	Inpex Corp.	126,820

		175,593

Financials – 13.1%
4,400	Chiba Bank Ltd. (The)	32,205
5,915	Concordia Financial Group Ltd.	25,403
5,215	Dai-ichi Life Holdings, Inc.	111,161
3,870	Daiwa Securities Group, Inc.	18,495
2,077	Japan Exchange Group, Inc.	30,984
3,337	Japan Post Bank Co. Ltd.(a)	28,810
15,607	Japan Post Holdings Co. Ltd.	138,637
5,852	Japan Post Insurance Co. Ltd.	101,475
11,453	Mitsubishi HC Capital, Inc.	59,781
33,264	Mitsubishi UFJ Financial Group, Inc.	235,679
10,903	Mizuho Financial Group, Inc.	169,890
1,410	MS&AD Insurance Group Holdings, Inc.	46,084
4,414	Nomura Holdings, Inc.	18,189
3,145	ORIX Corp.	56,371
8,955	Resona Holdings, Inc.	49,300
703	SBI Holdings, Inc.	15,158
4,457	Shizuoka Financial Group, Inc.	35,600
1,050	Sompo Holdings, Inc.	45,009
4,556	Sumitomo Mitsui Financial Group, Inc.	199,746
1,286	Sumitomo Mitsui Trust Holdings, Inc.	47,630
1,442	T&D Holdings, Inc.	21,818
6,073	Tokio Marine Holdings, Inc.	128,870

		1,616,295

Health Care – 9.6%
1,197	Asahi Intecc Co. Ltd.	20,387
8,743	Astellas Pharma, Inc.	123,172
2,260	Chugai Pharmaceutical Co. Ltd.	56,311
5,835	Daiichi Sankyo Co. Ltd.	183,470
1,184	Eisai Co. Ltd.	63,905

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
1,240	Hoya Corp.	$122,621
1,289	Kyowa Kirin Co. Ltd.	27,585
1,250	M3, Inc.	29,842
414	Nippon Shinyaku Co. Ltd.	18,540
4,659	Olympus Corp.	78,462
2,927	Ono Pharmaceutical Co. Ltd.	59,737
2,243	Otsuka Holdings Co. Ltd.	68,073
917	Shionogi & Co. Ltd.	40,789
681	Sysmex Corp.	40,800
6,863	Takeda Pharmaceutical Co. Ltd.	212,216
1,691	Terumo Corp.	45,448

		1,191,358

Industrials – 21.5%
431	AGC, Inc.	15,947
933	ANA Holdings, Inc.*(a)	18,929
570	BayCurrent Consulting, Inc.	22,387
216	Central Japan Railway Co.	24,278
727	Dai Nippon Printing Co. Ltd.	19,481
99	Daifuku Co. Ltd.	5,400
611	Daikin Industries Ltd.	104,715
497	East Japan Railway Co.	25,198
357	FANUC Corp.	60,725
377	Fuji Electric Co. Ltd.	14,558
1,201	Hankyu Hanshin Holdings, Inc.	34,166
148	Hitachi Construction Machinery Co. Ltd.	3,308
3,563	Hitachi Ltd.	180,223
522	Hoshizaki Corp.	18,490
5,367	ITOCHU Corp.	160,322
2,039	Japan Airlines Co. Ltd.*	38,380
1,240	Kajima Corp.	14,811
235	Keio Corp.	8,186
577	Keisei Electric Railway Co. Ltd.	16,669
1,094	Kintetsu Group Holdings Co. Ltd.	33,130
2,470	Komatsu Ltd.	59,114
1,792	Kubota Corp.	27,042
401	Kurita Water Industries Ltd.	18,134
963	Lixil Corp.	15,348
282	Makita Corp.	7,039
11,770	Marubeni Corp.	150,349
544	MINEBEA MITSUMI, Inc.	9,433
1,347	MISUMI Group, Inc.	32,040
6,612	Mitsubishi Corp.	224,696
4,797	Mitsubishi Electric Corp.	53,987
3,021	Mitsubishi Heavy Industries Ltd.	111,224
7,130	Mitsui & Co. Ltd.	200,162
2,282	Mitsui OSK Lines Ltd.	59,640
1,936	MonotaRO Co. Ltd.	26,322
1,498	NGK Insulators Ltd.	19,883
659	Nidec Corp.	33,362
1,121	Nihon M&A Center Holdings, Inc.	9,357
826	NIPPON EXPRESS HOLDINGS, Inc.	46,086
2,621	Nippon Yusen KK(a)	67,962
4,212	Obayashi Corp.	31,138
800	Odakyu Electric Railway Co. Ltd.	9,696
2,291	Persol Holdings Co. Ltd.	45,865

Common Stocks – (continued)
Industrials – (continued)
4,854	Recruit Holdings Co. Ltd.	131,991
836	Secom Co. Ltd.	48,626
694	SG Holdings Co. Ltd.	10,001
1,940	Shimizu Corp.	10,468
116	SMC Corp.	58,845
4,426	Sumitomo Corp.	75,481
1,141	Taisei Corp.	37,192
836	Tobu Railway Co. Ltd.	18,658
1,280	Tokyu Corp.	15,411
1,737	TOPPAN, Inc.	31,408
1,026	Toshiba Corp.	31,763
658	TOTO Ltd.	21,955
177	Toyota Industries Corp.	10,382
485	Toyota Tsusho Corp.	19,797
472	West Japan Railway Co.	18,310
729	Yamato Holdings Co. Ltd.	12,315
571	Yaskawa Electric Corp.	22,469

		2,652,254

Information Technology – 13.9%
809	Advantest Corp.	64,202
629	Azbil Corp.	16,347
2,868	Brother Industries Ltd.	42,173
4,551	Canon, Inc.	98,243
129	Disco Corp.	40,438
1,150	FUJIFILM Holdings Corp.	53,644
766	Fujitsu Ltd.	98,523
37	GMO Payment Gateway, Inc.	3,040
801	Hamamatsu Photonics KK	39,281
202	Hirose Electric Co. Ltd.	24,691
541	Ibiden Co. Ltd.	18,568
833	Itochu Techno-Solutions Corp.	18,530
569	Keyence Corp.	245,997
939	Kyocera Corp.	46,242
125	Lasertec Corp.	20,326
1,850	Murata Manufacturing Co. Ltd.	99,416
1,614	NEC Corp.	57,764
1,341	Nomura Research Institute Ltd.	29,928
2,399	NTT Data Corp.	33,286
152	Obic Co. Ltd.	22,251
686	Omron Corp.	36,824
382	Oracle Corp. Japan	26,025
659	Otsuka Corp.	22,206
5,107	Renesas Electronics Corp.*	66,136
6,460	Ricoh Co. Ltd.	50,176
264	Rohm Co. Ltd.	20,311
1,032	SCSK Corp.	14,963
3,180	Seiko Epson Corp.	43,819
1,131	Shimadzu Corp.	32,673
1,616	SUMCO Corp.	22,292
624	TDK Corp.	20,889
1,594	TIS, Inc.	39,553
499	Tokyo Electron Ltd.	171,114
956	Trend Micro, Inc.	44,987
2,289	Yokogawa Electric Corp.	34,180

		1,719,038

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – 3.7%
2,666	Asahi Kasei Corp.	$18,589
374	JFE Holdings, Inc.	4,629
177	JSR Corp.	4,022
3,022	Mitsubishi Chemical Group Corp.	17,593
302	Mitsui Chemicals, Inc.	7,283
516	Nippon Sanso Holdings Corp.	9,197
2,560	Nippon Steel Corp.	57,077
832	Nissan Chemical Corp.	36,526
487	Nitto Denko Corp.	29,317
5,267	Oji Holdings Corp.	21,383
1,107	Shin-Etsu Chemical Co. Ltd.	155,629
9,965	Sumitomo Chemical Co. Ltd.	34,896
316	Sumitomo Metal Mining Co. Ltd.	11,738
5,444	Toray Industries, Inc.	31,142
1,489	Tosoh Corp.	20,245

		459,266

Real Estate – 1.9%
431	Daito Trust Construction Co. Ltd.	40,596
1,207	Daiwa House Industry Co. Ltd.	27,850
6	Daiwa House REIT Investment Corp. REIT	12,382
10	GLP J REIT	10,505
1,045	Hulic Co. Ltd.	8,316
16	Japan Metropolitan Fund Invest REIT	12,016
3	Japan Real Estate Investment Corp. REIT	12,422
1,399	Mitsubishi Estate Co. Ltd.	17,414
1,307	Mitsui Fudosan Co. Ltd.	24,899
3	Nippon Building Fund, Inc. REIT	12,664
5	Nippon Prologis REIT, Inc. REIT	10,667
753	Nomura Real Estate Holdings, Inc.	16,778
12	Nomura Real Estate Master Fund, Inc. REIT	13,302
516	Sumitomo Realty & Development Co. Ltd.	12,179

		231,990

Utilities – 0.7%
1,482	Chubu Electric Power Co., Inc.	15,362
1,495	Kansai Electric Power Co., Inc. (The)	14,070
839	Osaka Gas Co. Ltd.	13,631
1,091	Tokyo Electric Power Co. Holdings, Inc.*	3,620
1,931	Tokyo Gas Co. Ltd.	37,255

		83,938

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $11,988,381)		$12,326,368

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
262,939	4.475%	$262,939
(Cost $262,939)

TOTAL INVESTMENTS – 101.9%
(Cost $12,251,320)		$12,589,307

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%		(239,611)

NET ASSETS – 100.0%		$12,349,696

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 7.0%
128	Activision Blizzard, Inc.	$9,760
1,447	Alphabet, Inc., Class A*	130,317
1,426	Alphabet, Inc., Class C*	128,768
1,648	AT&T, Inc.	31,164
28	Charter Communications, Inc., Class A*	10,293
1,294	Comcast Corp., Class A	48,098
71	Electronic Arts, Inc.	7,877
11	Live Nation Entertainment, Inc.*	793
131	Match Group, Inc.*	5,426
564	Meta Platforms, Inc., Class A*	98,666
23	Netflix, Inc.*	7,409
95	Omnicom Group, Inc.	8,604
337	Pinterest, Inc., Class A*	8,462
151	T-Mobile US, Inc.*	21,469
605	Verizon Communications, Inc.	23,480
101	Walt Disney Co. (The)*	10,060
2,143	Warner Bros Discovery, Inc.*	33,474

		584,120

Consumer Discretionary – 9.5%
86	Advance Auto Parts, Inc.	12,467
23	AutoZone, Inc.*	57,190
94	Best Buy Co., Inc.	7,812
8	Booking Holdings, Inc.*	20,192
39	Darden Restaurants, Inc.	5,577
137	Dollar General Corp.	29,633
111	Dollar Tree, Inc.*	16,126
42	Domino’s Pizza, Inc.	12,348
20	DoorDash, Inc., Class A*	1,093
40	D.R. Horton, Inc.	3,699
397	eBay, Inc.	18,222
160	Etsy, Inc.*	19,426
43	Expedia Group, Inc.*	4,686
65	Ford Motor Co.	785
112	Garmin Ltd.	10,991
263	Genuine Parts Co.	46,514
208	Home Depot, Inc. (The)	61,680
297	Lennar Corp., Class A	28,732
248	LKQ Corp.	14,208
156	Lowe’s Cos., Inc.	32,097
5	Marriott International, Inc., Class A	846
94	McDonald’s Corp.	24,808
601	MGM Resorts International	25,849
272	NIKE, Inc., Class B	32,311
3	NVR, Inc.*	15,521
76	O’Reilly Automotive, Inc.*	63,088
44	Pool Corp.	15,702
130	Rivian Automotive, Inc., Class A*	2,509
165	Ross Stores, Inc.	18,239
79	Starbucks Corp.	8,065
751	Stellantis NV	13,157
129	Target Corp.	21,736
512	TJX Cos., Inc. (The)	39,219
124	Tractor Supply Co.	28,924
111	Ulta Beauty, Inc.*	57,587
213	VF Corp.	5,287
113	Yum! Brands, Inc.	14,369

		790,695

Common Stocks – (continued)
Consumer Staples – 8.3%
369	Archer-Daniels-Midland Co.	29,373
190	Brown-Forman Corp., Class B	12,325
221	Church & Dwight Co., Inc.	18,515
126	Clorox Co. (The)	19,586
730	Coca-Cola Co. (The)	43,442
366	Colgate-Palmolive Co.	26,828
353	Conagra Brands, Inc.	12,853
67	Constellation Brands, Inc., Class A	14,988
99	Darling Ingredients, Inc.*	6,264
118	Estee Lauder Cos., Inc. (The), Class A	28,680
310	General Mills, Inc.	24,648
170	Hershey Co. (The)	40,514
235	Hormel Foods Corp.	10,429
93	J M Smucker Co. (The)	13,754
246	Kellogg Co.	16,221
606	Keurig Dr Pepper, Inc.	20,937
105	Kimberly-Clark Corp.	13,130
577	Kraft Heinz Co. (The)	22,468
120	Lamb Weston Holdings, Inc.	12,077
107	McCormick & Co., Inc.	7,952
368	Mondelez International, Inc., Class A	23,986
260	Monster Beverage Corp.*	26,458
343	PepsiCo, Inc.	59,521
478	Procter & Gamble Co. (The)	65,754
290	Sysco Corp.	21,625
76	Tyson Foods, Inc., Class A	4,502
539	Walgreens Boots Alliance, Inc.	19,151
528	Walmart, Inc.	75,045

		691,026

Financials – 12.1%
354	Aflac, Inc.	24,125
110	Allstate Corp. (The)	14,166
149	American Express Co.	25,924
568	American International Group, Inc.	34,710
61	Ameriprise Financial, Inc.	20,915
76	Aon PLC, Class A	23,108
173	Apollo Global Management, Inc.	12,266
261	Arch Capital Group Ltd.*	18,270
1,313	Bank of America Corp.	45,036
272	Bank of New York Mellon Corp. (The)	13,839
321	Berkshire Hathaway, Inc., Class B*	97,963
8	BlackRock, Inc.	5,515
160	Blackstone, Inc.	14,528
105	Brown & Brown, Inc.	5,887
333	Capital One Financial Corp.	36,324
39	Cboe Global Markets, Inc.	4,921
189	Charles Schwab Corp. (The)	14,727
102	Chubb Ltd.	21,524
37	Cincinnati Financial Corp.	4,466
738	Citigroup, Inc.	37,409
122	Citizens Financial Group, Inc.	5,095
46	CME Group, Inc.	8,527
183	Discover Financial Services	20,496
9	FactSet Research Systems, Inc.	3,731
88	Fifth Third Bancorp	3,194

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
322	First Horizon Corp.	$7,976
10	First Republic Bank	1,230
182	Hartford Financial Services Group, Inc. (The)	14,247
264	Huntington Bancshares, Inc.	4,044
70	Intercontinental Exchange, Inc.	7,126
659	JPMorgan Chase & Co.	94,468
462	KeyCorp	8,450
32	LPL Financial Holdings, Inc.	7,986
38	M&T Bank Corp.	5,901
5	Markel Corp.*	6,649
164	Marsh & McLennan Cos., Inc.	26,591
308	MetLife, Inc.	22,093
54	Moody’s Corp.	15,668
176	Morgan Stanley	16,984
136	Nasdaq, Inc.	7,624
27	Northern Trust Corp.	2,572
39	PNC Financial Services Group, Inc. (The)	6,159
353	Principal Financial Group, Inc.	31,615
138	Progressive Corp. (The)	19,806
89	Prudential Financial, Inc.	8,900
121	Raymond James Financial, Inc.	13,124
258	Regions Financial Corp.	6,017
21	S&P Global, Inc.	7,165
189	State Street Corp.	16,760
14	SVB Financial Group*	4,034
954	Synchrony Financial	34,067
59	T. Rowe Price Group, Inc.	6,624
84	Travelers Cos., Inc. (The)	15,550
115	Truist Financial Corp.	5,399
123	US Bancorp	5,871
199	W R Berkley Corp.	13,172
748	Wells Fargo & Co.	34,984
50	Willis Towers Watson PLC	11,718

		1,007,240

Health Care – 19.5%
377	Abbott Laboratories	38,348
440	AbbVie, Inc.	67,716
122	Agilent Technologies, Inc.	17,320
53	Align Technology, Inc.*	16,404
4	Alnylam Pharmaceuticals, Inc.*	766
105	AmerisourceBergen Corp.	16,334
98	Amgen, Inc.	22,703
462	Avantor, Inc.*	11,259
141	Baxter International, Inc.	5,633
81	Becton Dickinson and Co.	18,999
50	Biogen, Inc.*	13,493
21	BioMarin Pharmaceutical, Inc.*	2,091
72	Bio-Techne Corp.	5,230
367	Boston Scientific Corp.*	17,146
747	Bristol-Myers Squibb Co.	51,513
118	Cardinal Health, Inc.	8,934
16	Catalent, Inc.*	1,092
417	Centene Corp.*	28,523
21	Charles River Laboratories International, Inc.*	4,606

Common Stocks – (continued)
Health Care – (continued)
155	Cigna Group (The)	45,276
19	Cooper Cos., Inc. (The)	6,212
712	CVS Health Corp.	59,481
144	Danaher Corp.	35,644
86	Dexcom, Inc.*	9,547
309	Edwards Lifesciences Corp.*	24,856
87	Elevance Health, Inc.	40,861
242	Eli Lilly & Co.	75,315
433	Gilead Sciences, Inc.	34,870
27	HCA Healthcare, Inc.	6,573
268	Hologic, Inc.*	21,344
15	Horizon Therapeutics PLC*	1,642
68	Humana, Inc.	33,661
62	IDEXX Laboratories, Inc.*	29,341
10	Illumina, Inc.*	1,992
214	Incyte Corp.*	16,474
19	Insulet Corp.*	5,251
50	Intuitive Surgical, Inc.*	11,470
70	IQVIA Holdings, Inc.*	14,593
703	Johnson & Johnson	107,742
79	Laboratory Corp. of America Holdings	18,909
36	McKesson Corp.	12,593
164	Medtronic PLC	13,579
697	Merck & Co., Inc.	74,049
24	Mettler-Toledo International, Inc.*	34,409
206	Moderna, Inc.*	28,595
25	Molina Healthcare, Inc.*	6,883
111	PerkinElmer, Inc.	13,827
1,688	Pfizer, Inc.	68,482
161	Quest Diagnostics, Inc.	22,276
46	Regeneron Pharmaceuticals, Inc.*	34,979
80	ResMed, Inc.	17,040
407	Royalty Pharma PLC, Class A	14,591
31	STERIS PLC	5,829
73	Stryker Corp.	19,190
90	Thermo Fisher Scientific, Inc.	48,758
206	UnitedHealth Group, Inc.	98,044
103	Vertex Pharmaceuticals, Inc.*	29,900
5,050	Viatris, Inc.	57,570
85	Waters Corp.*	26,426
36	West Pharmaceutical Services, Inc.	11,413
113	Zimmer Biomet Holdings, Inc.	13,997
133	Zoetis, Inc.	22,211

		1,623,805

Industrials – 6.2%
68	3M Co.	7,326
64	AMETEK, Inc.	9,060
70	Carlisle Cos., Inc.	18,075
281	Carrier Global Corp.	12,653
32	Caterpillar, Inc.	7,666
58	C.H. Robinson Worldwide, Inc.	5,798
45	Cintas Corp.	19,731
27	CoStar Group, Inc.*	1,908
523	CSX Corp.	15,946
35	Deere & Co.	14,673

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
16	Dover Corp.	$2,398
150	Expeditors International of Washington, Inc.	15,684
604	Fastenal Co.	31,142
51	FedEx Corp.	10,364
146	General Electric Co.	12,368
281	Howmet Aerospace, Inc.	11,853
8	Hubbell, Inc.	2,012
54	IDEX Corp.	12,149
61	Illinois Tool Works, Inc.	14,223
29	J.B. Hunt Transport Services, Inc.	5,243
275	Masco Corp.	14,418
50	Norfolk Southern Corp.	11,241
55	Old Dominion Freight Line, Inc.	18,659
297	Otis Worldwide Corp.	25,132
87	PACCAR, Inc.	6,281
69	Parker-Hannifin Corp.	24,278
135	Republic Services, Inc.	17,406
16	Rockwell Automation, Inc.	4,719
246	Southwest Airlines Co.	8,261
114	Uber Technologies, Inc.*	3,792
84	Union Pacific Corp.	17,411
581	United Airlines Holdings, Inc.*	30,189
124	United Parcel Service, Inc., Class B	22,629
28	United Rentals, Inc.	13,119
15	Verisk Analytics, Inc.	2,567
131	Waste Management, Inc.	19,619
96	Westinghouse Air Brake Technologies Corp.	10,016
45	W.W. Grainger, Inc.	30,079
70	Xylem, Inc.	7,185

		517,273

Information Technology – 30.6%
185	Accenture PLC, Class A	49,127
95	Adobe, Inc.*	30,775
354	Advanced Micro Devices, Inc.*	27,817
168	Akamai Technologies, Inc.*	12,197
237	Amphenol Corp., Class A	18,372
108	Analog Devices, Inc.	19,815
4,083	Apple, Inc.	601,875
363	Applied Materials, Inc.	42,162
151	Arista Networks, Inc.*	20,944
77	Atlassian Corp., Class A*	12,653
33	Autodesk, Inc.*	6,557
100	Automatic Data Processing, Inc.	21,982
80	Broadcom, Inc.	47,543
15	Broadridge Financial Solutions, Inc.	2,112
118	Cadence Design Systems, Inc.*	22,767
39	CDW Corp.	7,894
1,185	Cisco Systems, Inc.	57,378
363	Cognizant Technology Solutions Corp., Class A	22,735
197	Corning, Inc.	6,688
58	Enphase Energy, Inc.*	12,211
10	Entegris, Inc.	852
6	EPAM Systems, Inc.*	1,846
347	Fidelity National Information Services, Inc.	21,989

Common Stocks – (continued)
Information Technology – (continued)
49	First Solar, Inc.*	8,288
259	Fiserv, Inc.*	29,808
46	FleetCor Technologies, Inc.*	9,880
272	Fortinet, Inc.*	16,168
82	Gartner, Inc.*	26,880
110	Gen Digital, Inc.	2,146
133	Global Payments, Inc.	14,923
80	GoDaddy, Inc., Class A*	6,057
2,897	Hewlett Packard Enterprise Co.	45,222
156	HP, Inc.	4,605
24	HubSpot, Inc.*	9,285
695	Intel Corp.	17,326
260	International Business Machines Corp.	33,618
67	Intuit, Inc.	27,281
64	Jack Henry & Associates, Inc.	10,511
164	Keysight Technologies, Inc.*	26,233
64	KLA Corp.	24,280
60	Lam Research Corp.	29,161
156	Marvell Technology, Inc.	7,043
128	Mastercard, Inc., Class A	45,477
251	Microchip Technology, Inc.	20,339
260	Micron Technology, Inc.	15,033
1,844	Microsoft Corp.	459,930
29	Monolithic Power Systems, Inc.	14,044
113	Motorola Solutions, Inc.	29,698
326	NetApp, Inc.	21,043
536	NVIDIA Corp.	124,438
370	ON Semiconductor Corp.*	28,642
171	Oracle Corp.	14,945
54	Palo Alto Networks, Inc.*	10,172
103	Paychex, Inc.	11,371
196	PayPal Holdings, Inc.*	14,426
12	PTC, Inc.*	1,504
377	QUALCOMM, Inc.	46,571
16	Roper Technologies, Inc.	6,883
147	Salesforce, Inc.*	24,051
131	Seagate Technology Holdings PLC	8,457
22	ServiceNow, Inc.*	9,508
159	Skyworks Solutions, Inc.	17,740
23	Splunk, Inc.*	2,357
487	SS&C Technologies Holdings, Inc.	28,587
33	Synopsys, Inc.*	12,004
10	Teledyne Technologies, Inc.*	4,301
248	Teradyne, Inc.	25,083
235	Texas Instruments, Inc.	40,291
119	Trimble, Inc.*	6,195
89	VeriSign, Inc.*	17,518
239	Visa, Inc., Class A	52,566
52	VMware, Inc., Class A*	5,727
45	Western Digital Corp.*	1,732
23	Zebra Technologies Corp., Class A*	6,906
54	Zoom Video Communications, Inc., Class A*	4,028

		2,548,573

Materials – 2.6%
40	Air Products and Chemicals, Inc.	11,439
31	Avery Dennison Corp.	5,648

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
356	Corteva, Inc.	$22,175
139	Dow, Inc.	7,951
81	DuPont de Nemours, Inc.	5,915
31	Ecolab, Inc.	4,941
85	FMC Corp.	10,978
229	Freeport-McMoRan, Inc.	9,382
37	International Flavors & Fragrances, Inc.	3,448
58	Linde PLC (United Kingdom)	20,206
5	Martin Marietta Materials, Inc.	1,799
287	Mosaic Co. (The)	15,266
185	Nucor Corp.	30,976
50	Packaging Corp. of America	6,836
20	PPG Industries, Inc.	2,641
73	RPM International, Inc.	6,470
61	Sherwin-Williams Co. (The)	13,502
226	Steel Dynamics, Inc.	28,501
26	Vulcan Materials Co.	4,704

		212,778

Real Estate – 3.4%
41	Alexandria Real Estate Equities, Inc. REIT	6,141
47	American Tower Corp. REIT	9,307
45	AvalonBay Communities, Inc. REIT	7,763
165	Boston Properties, Inc. REIT	10,804
135	Camden Property Trust REIT	15,493
38	CBRE Group, Inc., Class A*	3,235
47	Crown Castle, Inc. REIT	6,145
36	Digital Realty Trust, Inc. REIT	3,752
10	Equinix, Inc. REIT	6,883
120	Equity Residential REIT	7,502
37	Essex Property Trust, Inc. REIT	8,438
28	Extra Space Storage, Inc. REIT	4,610
264	Healthpeak Properties, Inc. REIT	6,352
1,144	Host Hotels & Resorts, Inc. REIT	19,219
176	Invitation Homes, Inc. REIT	5,502
247	Iron Mountain, Inc. REIT	13,029
504	Kimco Realty Corp. REIT	10,387
58	Mid-America Apartment Communities, Inc. REIT	9,286
63	Prologis, Inc. REIT	7,774
24	Public Storage REIT	7,175
198	Realty Income Corp. REIT	12,662
17	SBA Communications Corp. REIT	4,409
55	Simon Property Group, Inc. REIT	6,715
109	Sun Communities, Inc. REIT	15,602
180	UDR, Inc. REIT	7,711
193	Ventas, Inc. REIT	9,390
550	VICI Properties, Inc. REIT	18,442
101	Welltower, Inc. REIT	7,486
366	Weyerhaeuser Co. REIT	11,438
191	W.P. Carey, Inc. REIT	15,502

		278,154

Common Stocks – (continued)
Utilities – 0.5%
21	American Water Works Co., Inc.	2,948
237	Edison International	15,692
285	NextEra Energy, Inc.	20,243

		38,883

TOTAL INVESTMENTS – 99.7%
(Cost $8,967,350)		$8,292,547

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		24,139

NET ASSETS – 100.0%		$8,316,686

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 6.4%
149,069	Activision Blizzard, Inc.	$11,366,511
1,628,173	Alphabet, Inc., Class A*	146,633,260
1,536,987	Alphabet, Inc., Class C*	138,789,926
1,663,713	AT&T, Inc.	31,460,813
34,143	Charter Communications, Inc., Class A*	12,551,308
1,453,325	Comcast Corp., Class A	54,020,090
168,756	Electronic Arts, Inc.	18,721,791
40,063	Liberty Broadband Corp., Class C*	3,472,260
155,673	Match Group, Inc.*	6,447,976
685,336	Meta Platforms, Inc., Class A*	119,892,680
38,356	Netflix, Inc.*	12,355,618
132,599	Omnicom Group, Inc.	12,009,492
384,854	Pinterest, Inc., Class A*	9,663,684
162,213	T-Mobile US, Inc.*	23,063,444
721,070	Verizon Communications, Inc.	27,984,727
129,812	Walt Disney Co. (The)*	12,930,573
2,120,430	Warner Bros Discovery, Inc.*	33,121,117

		674,485,270

Consumer Discretionary – 12.3%
85,813	Advance Auto Parts, Inc.	12,439,453
2,320,658	Amazon.com, Inc.*	218,675,603
27,029	AutoZone, Inc.*	67,208,690
337,611	Best Buy Co., Inc.	28,058,850
7,817	Booking Holdings, Inc.*	19,730,108
2,355	Chipotle Mexican Grill, Inc.*	3,511,493
80,625	Darden Restaurants, Inc.	11,528,569
157,599	Dollar General Corp.	34,088,664
155,918	Dollar Tree, Inc.*	22,651,767
80,644	Domino’s Pizza, Inc.	23,710,142
71,653	D.R. Horton, Inc.	6,626,469
405,298	eBay, Inc.	18,603,178
106,131	Etsy, Inc.*	12,885,365
61,186	Expedia Group, Inc.*	6,667,438
664,901	Ford Motor Co.	8,025,355
114,166	Garmin Ltd.	11,203,110
189,630	Genuine Parts Co.	33,537,962
28,430	Hilton Worldwide Holdings, Inc.	4,108,419
346,021	Home Depot, Inc. (The)	102,609,067
377,499	Lennar Corp., Class A	36,519,253
290,779	LKQ Corp.	16,658,729
325,660	Lowe’s Cos., Inc.	67,004,545
36,961	Marriott International, Inc., Class A	6,255,280
160,423	McDonald’s Corp.	42,337,234
604,180	MGM Resorts International	25,985,782
357,732	NIKE, Inc., Class B	42,494,984
1,576	NVR, Inc.*	8,153,625
70,685	O’Reilly Automotive, Inc.*	58,675,619
53,308	Pool Corp.	19,023,493
93,889	Ross Stores, Inc.	10,378,490
165,968	Starbucks Corp.	16,943,673
2,622,343	Stellantis NV	45,943,449
192,967	Target Corp.	32,514,940
491,964	Tesla, Inc.*	101,201,914
357,804	TJX Cos., Inc. (The)	27,407,786

Common Stocks – (continued)
Consumer Discretionary – (continued)
158,470	Tractor Supply Co.	36,964,712
66,686	Ulta Beauty, Inc.*	34,596,697
184,686	VF Corp.	4,583,907
237,772	Yum! Brands, Inc.	30,235,088

		1,309,748,902

Consumer Staples – 8.9%
506,616	Altria Group, Inc.	23,522,181
535,764	Archer-Daniels-Midland Co.	42,646,814
228,607	Brown-Forman Corp., Class B	14,829,736
67,216	Bunge Ltd.	6,419,128
162,064	Church & Dwight Co., Inc.	13,577,722
150,582	Clorox Co. (The)	23,406,466
698,597	Coca-Cola Co. (The)	41,573,507
400,727	Colgate-Palmolive Co.	29,373,289
395,330	Conagra Brands, Inc.	14,393,965
54,412	Constellation Brands, Inc., Class A	12,171,964
156,349	Costco Wholesale Corp.	75,701,059
55,634	Darling Ingredients, Inc.*	3,519,963
129,970	Estee Lauder Cos., Inc. (The), Class A	31,589,208
243,218	General Mills, Inc.	19,338,263
162,547	Hershey Co. (The)	38,738,201
210,448	Hormel Foods Corp.	9,339,682
81,733	J M Smucker Co. (The)	12,087,493
179,072	Kellogg Co.	11,808,008
367,273	Keurig Dr Pepper, Inc.	12,689,282
164,192	Kimberly-Clark Corp.	20,532,210
561,799	Kraft Heinz Co. (The)	21,876,453
1,370,370	Kroger Co. (The)	59,117,762
131,434	Lamb Weston Holdings, Inc.	13,227,518
124,236	McCormick & Co., Inc.	9,233,220
245,901	Mondelez International, Inc., Class A	16,027,827
232,629	Monster Beverage Corp.*	23,672,327
396,595	PepsiCo, Inc.	68,821,130
512,265	Philip Morris International, Inc.	49,843,385
541,734	Procter & Gamble Co. (The)	74,520,929
279,722	Sysco Corp.	20,858,870
336,919	Tyson Foods, Inc., Class A	19,959,082
780,835	Walgreens Boots Alliance, Inc.	27,743,068
608,659	Walmart, Inc.	86,508,704

		948,668,416

Energy – 4.6%
244,948	APA Corp.	9,401,104
95,626	Cheniere Energy, Inc.	15,045,795
104,265	Chesapeake Energy Corp.	8,425,655
325,177	Chevron Corp.	52,278,706
213,080	ConocoPhillips	22,021,818
249,045	Coterra Energy, Inc.	6,218,654
275,359	Devon Energy Corp.	14,847,357
76,127	Diamondback Energy, Inc.	10,701,934
126,809	EOG Resources, Inc.	14,331,953
340,102	EQT Corp.	11,284,584
917,592	Exxon Mobil Corp.	100,852,537

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
211,520	Halliburton Co.	$7,663,370
65,756	Hess Corp.	8,857,333
902,215	Kinder Morgan, Inc.	15,391,788
359,700	Marathon Oil Corp.	9,046,455
288,624	Marathon Petroleum Corp.	35,673,926
353,844	Occidental Petroleum Corp.	20,721,105
133,148	ONEOK, Inc.	8,714,537
204,281	Ovintiv, Inc.	8,737,098
216,001	Phillips 66	22,153,062
55,525	Pioneer Natural Resources Co.	11,127,765
155,223	Schlumberger NV	8,259,416
131,373	Targa Resources Corp.	9,734,739
4,569	Texas Pacific Land Corp.	8,133,688
287,464	Valero Energy Corp.	37,867,633
440,770	Williams Cos., Inc. (The)	13,267,177

		490,759,189

Financials – 9.8%
239,648	Aflac, Inc.	16,332,011
137,076	Allstate Corp. (The)	17,652,647
114,285	American Express Co.	19,884,447
508,389	American International Group, Inc.	31,067,652
58,616	Ameriprise Financial, Inc.	20,097,668
87,782	Aon PLC, Class A	26,690,117
196,988	Apollo Global Management, Inc.	13,966,449
267,385	Arch Capital Group Ltd.*	18,716,950
123,946	Arthur J Gallagher & Co.	23,221,283
1,305,595	Bank of America Corp.	44,781,909
352,545	Bank of New York Mellon Corp. (The)	17,937,490
321,226	Berkshire Hathaway, Inc., Class B*	98,031,751
15,393	BlackRock, Inc.	10,612,396
91,103	Blackstone, Inc.	8,272,152
96,631	Brown & Brown, Inc.	5,418,100
275,714	Capital One Financial Corp.	30,074,883
46,305	Cboe Global Markets, Inc.	5,842,302
251,942	Charles Schwab Corp. (The)	19,631,321
106,721	Chubb Ltd.	22,520,265
51,158	Cincinnati Financial Corp.	6,174,771
700,950	Citigroup, Inc.	35,531,156
279,497	Citizens Financial Group, Inc.	11,671,795
57,515	CME Group, Inc.	10,660,980
101,314	Discover Financial Services	11,347,168
29,639	FactSet Research Systems, Inc.	12,286,847
266,409	First Horizon Corp.	6,598,951
186,578	Hartford Financial Services Group, Inc. (The)	14,605,326
168,478	Huntington Bancshares, Inc.	2,581,083
94,249	Intercontinental Exchange, Inc.	9,594,548
637,586	JPMorgan Chase & Co.	91,397,953
289,026	KeyCorp	5,286,286
42,970	LPL Financial Holdings, Inc.	10,723,593
29,447	M&T Bank Corp.	4,572,825
8,612	Markel Corp.*	11,452,754
174,071	Marsh & McLennan Cos., Inc.	28,223,872
309,633	MetLife, Inc.	22,209,975

Common Stocks – (continued)
Financials – (continued)
104,258	Moody’s Corp.	30,250,459
147,104	Morgan Stanley	14,195,536
7,248	MSCI, Inc.	3,784,543
153,595	Nasdaq, Inc.	8,610,536
29,993	Northern Trust Corp.	2,857,433
45,160	PNC Financial Services Group, Inc. (The)	7,131,667
336,649	Principal Financial Group, Inc.	30,150,284
207,722	Progressive Corp. (The)	29,812,261
92,722	Prudential Financial, Inc.	9,272,200
116,061	Raymond James Financial, Inc.	12,587,976
194,105	Regions Financial Corp.	4,526,529
29,101	S&P Global, Inc.	9,929,261
123,659	State Street Corp.	10,966,080
23,671	SVB Financial Group*	6,819,852
828,346	Synchrony Financial	29,580,236
87,615	Travelers Cos., Inc. (The)	16,219,289
88,668	Truist Financial Corp.	4,162,963
151,408	US Bancorp	7,226,704
195,433	W R Berkley Corp.	12,935,710
755,125	Wells Fargo & Co.	35,317,196
49,437	Willis Towers Watson PLC	11,586,055

		1,043,594,446

Health Care – 15.4%
339,534	Abbott Laboratories	34,537,398
490,573	AbbVie, Inc.	75,499,185
127,513	Agilent Technologies, Inc.	18,103,021
39,269	Align Technology, Inc.*	12,153,755
25,474	Alnylam Pharmaceuticals, Inc.*	4,876,997
99,956	AmerisourceBergen Corp.	15,549,155
169,111	Amgen, Inc.	39,176,254
164,700	Avantor, Inc.*	4,013,739
140,027	Baxter International, Inc.	5,594,079
41,136	Becton Dickinson and Co.	9,648,449
76,677	Biogen, Inc.*	20,692,055
18,463	BioMarin Pharmaceutical, Inc.*	1,838,730
250,975	Boston Scientific Corp.*	11,725,552
732,378	Bristol-Myers Squibb Co.	50,504,787
208,362	Cardinal Health, Inc.	15,775,087
482,237	Centene Corp.*	32,985,011
20,738	Charles River Laboratories International, Inc.*	4,548,673
185,785	Cigna Group (The)	54,267,798
14,479	Cooper Cos., Inc. (The)	4,734,199
715,640	CVS Health Corp.	59,784,566
134,621	Danaher Corp.	33,322,736
87,596	Dexcom, Inc.*	9,724,032
322,123	Edwards Lifesciences Corp.*	25,911,574
83,245	Elevance Health, Inc.	39,097,679
261,722	Eli Lilly & Co.	81,453,121
62,809	GE HealthCare Technologies, Inc.*	4,773,484
409,509	Gilead Sciences, Inc.	32,977,760
20,608	HCA Healthcare, Inc.	5,017,018
165,873	Hologic, Inc.*	13,210,126
32,157	Horizon Therapeutics PLC*	3,520,870

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
61,946	Humana, Inc.	$30,664,509
70,016	IDEXX Laboratories, Inc.*	33,134,372
210,942	Incyte Corp.*	16,238,315
31,816	Insulet Corp.*	8,792,670
52,624	Intuitive Surgical, Inc.*	12,071,419
60,000	IQVIA Holdings, Inc.*	12,508,200
743,707	Johnson & Johnson	113,980,535
77,539	Laboratory Corp. of America Holdings	18,559,735
58,928	McKesson Corp.	20,613,604
128,133	Medtronic PLC	10,609,412
690,697	Merck & Co., Inc.	73,379,649
25,510	Mettler-Toledo International, Inc.*	36,573,942
178,060	Moderna, Inc.*	24,716,509
25,610	Molina Healthcare, Inc.*	7,051,201
93,673	PerkinElmer, Inc.	11,668,846
1,197,243	Pfizer, Inc.	48,572,148
107,010	Quest Diagnostics, Inc.	14,805,904
45,206	Regeneron Pharmaceuticals, Inc.*	34,375,547
60,034	ResMed, Inc.	12,787,242
172,805	Royalty Pharma PLC, Class A	6,195,059
92,469	Seagen, Inc.*	16,615,755
27,783	STERIS PLC	5,224,037
67,956	Stryker Corp.	17,864,273
92,111	Thermo Fisher Scientific, Inc.	49,902,055
238,756	UnitedHealth Group, Inc.	113,633,531
37,670	Veeva Systems, Inc., Class A*	6,240,412
104,594	Vertex Pharmaceuticals, Inc.*	30,362,592
4,961,790	Viatris, Inc.	56,564,406
56,609	Waters Corp.*	17,599,172
49,566	West Pharmaceutical Services, Inc.	15,713,909
56,396	Zimmer Biomet Holdings, Inc.	6,985,773
151,122	Zoetis, Inc.	25,237,374

		1,634,258,997

Industrials – 8.4%
147,413	3M Co.	15,882,277
108,909	AMETEK, Inc.	15,417,158
10,153	Boeing Co. (The)*	2,046,337
126,973	Booz Allen Hamilton Holding Corp.	12,028,152
37,012	Carlisle Cos., Inc.	9,557,239
332,303	Carrier Global Corp.	14,963,604
67,007	Caterpillar, Inc.	16,051,527
72,796	C.H. Robinson Worldwide, Inc.	7,276,688
65,060	Cintas Corp.	28,526,858
124,003	Copart, Inc.*	8,737,251
27,440	CoStar Group, Inc.*	1,938,910
237,752	CSX Corp.	7,249,059
76,096	Cummins, Inc.	18,497,416
40,627	Deere & Co.	17,032,463
74,125	Dover Corp.	11,111,338
57,379	Eaton Corp. PLC	10,037,308
135,050	Emerson Electric Co.	11,169,986
114,588	Expeditors International of Washington, Inc.	11,981,321

Common Stocks – (continued)
Industrials – (continued)
688,231	Fastenal Co.	35,485,190
61,832	FedEx Corp.	12,565,499
140,346	Fortive Corp.	9,355,464
103,809	General Dynamics Corp.	23,659,109
188,426	General Electric Co.	15,961,566
128,720	Honeywell International, Inc.	24,647,306
263,435	Howmet Aerospace, Inc.	11,111,688
50,297	Hubbell, Inc.	12,651,707
42,476	IDEX Corp.	9,556,250
106,110	Illinois Tool Works, Inc.	24,740,608
57,048	Jacobs Solutions, Inc.	6,817,236
18,109	J.B. Hunt Transport Services, Inc.	3,273,926
128,192	Johnson Controls International PLC	8,040,202
76,793	L3Harris Technologies, Inc.	16,217,914
141,485	Leidos Holdings, Inc.	13,733,949
64,420	Lockheed Martin Corp.	30,551,829
226,525	Masco Corp.	11,876,706
30,642	Norfolk Southern Corp.	6,888,934
48,817	Northrop Grumman Corp.	22,656,458
49,474	Old Dominion Freight Line, Inc.	16,784,549
105,781	Otis Worldwide Corp.	8,951,188
132,869	PACCAR, Inc.	9,593,142
59,095	Parker-Hannifin Corp.	20,792,576
61,539	Quanta Services, Inc.	9,932,395
256,089	Raytheon Technologies Corp.	25,119,770
139,046	Republic Services, Inc.	17,927,201
24,793	Rockwell Automation, Inc.	7,312,200
525,832	Textron, Inc.	38,138,595
47,430	Trane Technologies PLC	8,773,127
4,608	TransDigm Group, Inc.	3,427,753
75,794	Union Pacific Corp.	15,710,580
716,280	United Airlines Holdings, Inc.*	37,217,909
142,648	United Parcel Service, Inc., Class B	26,031,834
13,015	United Rentals, Inc.	6,097,918
42,849	Verisk Analytics, Inc.	7,331,892
139,553	Waste Management, Inc.	20,899,457
308,850	Westinghouse Air Brake Technologies Corp.	32,222,321
74,506	W.W. Grainger, Inc.	49,802,046
75,592	Xylem, Inc.	7,759,519

		889,122,405

Information Technology – 26.6%
269,048	Accenture PLC, Class A	71,445,696
148,186	Adobe, Inc.*	48,004,855
335,660	Advanced Micro Devices, Inc.*	26,376,163
127,273	Akamai Technologies, Inc.*	9,240,020
172,083	Amphenol Corp., Class A	13,339,874
91,322	Analog Devices, Inc.	16,754,847
14,719	ANSYS, Inc.*	4,468,836
4,342,500	Apple, Inc.	640,127,925
326,985	Applied Materials, Inc.	37,979,308
104,792	Arista Networks, Inc.*	14,534,650
87,772	Atlassian Corp., Class A*	14,423,573
107,923	Autodesk, Inc.*	21,443,221

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
108,326	Automatic Data Processing, Inc.	$23,812,221
100,831	Broadcom, Inc.	59,922,855
61,422	Broadridge Financial Solutions, Inc.	8,646,989
248,505	Cadence Design Systems, Inc.*	47,946,555
48,546	CDW Corp.	9,826,681
1,057,767	Cisco Systems, Inc.	51,217,078
327,695	Cognizant Technology Solutions Corp., Class A	20,523,538
160,630	Corning, Inc.	5,453,389
26,594	Crowdstrike Holdings, Inc., Class A*	3,209,630
50,224	Datadog, Inc., Class A*	3,843,141
46,844	Enphase Energy, Inc.*	9,862,067
26,263	EPAM Systems, Inc.*	8,079,812
240,304	Fidelity National Information Services, Inc.	15,228,065
52,725	First Solar, Inc.*	8,917,907
237,812	Fiserv, Inc.*	27,369,783
28,155	FleetCor Technologies, Inc.*	6,047,412
563,401	Fortinet, Inc.*	33,488,555
72,756	Gartner, Inc.*	23,850,144
97,479	Gen Digital, Inc.	1,901,815
113,200	Global Payments, Inc.	12,701,040
44,234	GoDaddy, Inc., Class A*	3,348,956
2,479,295	Hewlett Packard Enterprise Co.	38,701,795
418,295	HP, Inc.	12,348,068
29,348	HubSpot, Inc.*	11,353,567
706,561	Intel Corp.	17,614,566
316,442	International Business Machines Corp.	40,915,951
73,021	Intuit, Inc.	29,732,691
71,133	Jack Henry & Associates, Inc.	11,682,884
86,209	Keysight Technologies, Inc.*	13,789,992
48,023	KLA Corp.	18,218,966
70,392	Lam Research Corp.	34,211,216
182,129	Mastercard, Inc., Class A	64,708,612
160,093	Microchip Technology, Inc.	12,972,336
327,824	Micron Technology, Inc.	18,954,784
2,024,766	Microsoft Corp.	505,017,136
17,660	Monolithic Power Systems, Inc.	8,552,561
96,203	Motorola Solutions, Inc.	25,283,110
192,822	NetApp, Inc.	12,446,660
592,192	NVIDIA Corp.	137,483,295
291,835	ON Semiconductor Corp.*	22,590,947
209,826	Oracle Corp.	18,338,792
116,701	Palo Alto Networks, Inc.*	21,982,967
155,151	Paychex, Inc.	17,128,670
175,149	PayPal Holdings, Inc.*	12,890,966
256,236	QUALCOMM, Inc.	31,652,833
23,849	Roper Technologies, Inc.	10,259,840
206,415	Salesforce, Inc.*	33,771,558
146,621	Seagate Technology Holdings PLC	9,465,852
55,813	ServiceNow, Inc.*	24,120,704
137,986	Skyworks Solutions, Inc.	15,395,098
41,942	Splunk, Inc.*	4,299,055

Common Stocks – (continued)
Information Technology – (continued)
512,850	SS&C Technologies Holdings, Inc.	30,104,295
107,037	Synopsys, Inc.*	38,935,779
23,873	Teledyne Technologies, Inc.*	10,267,061
145,782	Teradyne, Inc.	14,744,392
283,238	Texas Instruments, Inc.	48,561,155
89,654	Trimble, Inc.*	4,667,387
9,100	Tyler Technologies, Inc.*	2,923,375
111,250	VeriSign, Inc.*	21,897,338
344,492	Visa, Inc., Class A	75,767,571
103,032	VMware, Inc., Class A*	11,346,914
214,908	Western Digital Corp.*	8,269,660
36,046	Workday, Inc., Class A*	6,685,452
21,527	Zebra Technologies Corp., Class A*	6,463,482
56,888	Zoom Video Communications, Inc., Class A*	4,243,276

		2,824,099,210

Materials – 2.1%
41,208	Air Products and Chemicals, Inc.	11,784,664
23,289	Albemarle Corp.	5,922,625
40,221	Avery Dennison Corp.	7,327,864
84,598	CF Industries Holdings, Inc.	7,266,122
213,920	Corteva, Inc.	13,325,077
249,713	Dow, Inc.	14,283,583
46,297	DuPont de Nemours, Inc.	3,381,070
30,385	Ecolab, Inc.	4,842,457
42,246	FMC Corp.	5,456,071
155,979	International Paper Co.	5,676,076
54,086	Linde PLC (United Kingdom)	18,841,940
36,031	LyondellBasell Industries NV, Class A	3,458,616
10,059	Martin Marietta Materials, Inc.	3,619,932
218,146	Mosaic Co. (The)	11,603,186
41,648	Newmont Corp.	1,816,269
272,265	Nucor Corp.	45,588,052
19,665	Packaging Corp. of America	2,688,599
44,048	PPG Industries, Inc.	5,816,979
70,108	RPM International, Inc.	6,213,672
85,499	Sherwin-Williams Co. (The)	18,925,204
160,149	Steel Dynamics, Inc.	20,196,390

		218,034,448

Real Estate – 2.3%
42,149	Alexandria Real Estate Equities, Inc. REIT	6,313,077
41,271	American Tower Corp. REIT	8,172,071
41,539	AvalonBay Communities, Inc. REIT	7,166,308
47,531	Boston Properties, Inc. REIT	3,112,330
99,576	Camden Property Trust REIT	11,427,342
411,752	CBRE Group, Inc., Class A*	35,056,565
48,827	Crown Castle, Inc. REIT	6,384,130
32,016	Digital Realty Trust, Inc. REIT	3,337,028
8,304	Equinix, Inc. REIT	5,715,394
127,583	Equity Residential REIT	7,976,489
32,276	Essex Property Trust, Inc. REIT	7,360,865
22,225	Extra Space Storage, Inc. REIT	3,659,346

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
149,944	Healthpeak Properties, Inc. REIT	$3,607,653
811,746	Host Hotels & Resorts, Inc. REIT	13,637,333
163,978	Invitation Homes, Inc. REIT	5,125,952
95,021	Iron Mountain, Inc. REIT	5,012,358
48,203	Mid-America Apartment Communities, Inc. REIT	7,717,300
48,358	Prologis, Inc. REIT	5,967,377
23,709	Public Storage REIT	7,087,806
160,858	Realty Income Corp. REIT	10,286,869
17,097	SBA Communications Corp. REIT	4,434,107
33,417	Simon Property Group, Inc. REIT	4,079,881
94,917	Sun Communities, Inc. REIT	13,586,419
164,474	UDR, Inc. REIT	7,046,066
145,680	Ventas, Inc. REIT	7,087,332
423,573	VICI Properties, Inc. REIT	14,202,403
94,556	Welltower, Inc. REIT	7,008,491
436,749	Weyerhaeuser Co. REIT	13,648,406
129,724	W.P. Carey, Inc. REIT	10,528,400

		245,745,098

Utilities – 2.9%
432,954	AES Corp. (The)	10,685,305
189,468	Alliant Energy Corp.	9,714,024
132,666	Ameren Corp.	10,972,805
157,701	American Electric Power Co., Inc.	13,872,957
44,456	American Water Works Co., Inc.	6,240,733
94,817	Atmos Energy Corp.	10,696,306
405,217	CenterPoint Energy, Inc.	11,273,137
126,367	CMS Energy Corp.	7,451,862
182,040	Consolidated Edison, Inc.	16,265,274
134,901	Constellation Energy Corp.	10,102,736
163,132	Dominion Energy, Inc.	9,073,402
90,868	DTE Energy Co.	9,969,128
152,439	Duke Energy Corp.	14,368,900
204,838	Edison International	13,562,324
83,498	Entergy Corp.	8,589,439
194,189	Evergy, Inc.	11,420,255
92,644	Eversource Energy	6,981,652
452,161	Exelon Corp.	18,262,783
283,256	FirstEnergy Corp.	11,199,942
282,582	NextEra Energy, Inc.	20,071,800
527,994	PG&E Corp.*	8,247,266
237,115	PPL Corp.	6,418,703
168,154	Public Service Enterprise Group, Inc.	10,161,546
108,046	Sempra Energy	16,202,578
255,797	Southern Co. (The)	16,130,559
89,022	WEC Energy Group, Inc.	7,892,691
167,963	Xcel Energy, Inc.	10,845,371

		306,673,478

TOTAL INVESTMENTS – 99.7%
(Cost $8,753,442,443)		$10,585,189,859

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		30,043,574

NET ASSETS – 100.0%		$10,615,233,433

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.0%
Communication Services – 2.3%
4,857	Advantage Solutions, Inc.*	$10,685
5,273	AMC Networks, Inc., Class A*	117,904
10,515	Arena Group Holdings, Inc. (The)*	82,648
4,718	Bumble, Inc., Class A*	114,081
21,951	Cargurus, Inc.*	374,265
26,293	Cars.com, Inc.*	504,826
10,367	Cinemark Holdings, Inc.*	141,095
7,675	Cogent Communications Holdings, Inc.	496,879
15,382	Consolidated Communications Holdings, Inc.*	46,607
30,935	DHI Group, Inc.*	131,164
13,435	EchoStar Corp., Class A*	268,163
18,058	EverQuote, Inc., Class A*	246,492
18,292	EW Scripps Co. (The), Class A*	230,845
84,874	Gannett Co., Inc.*	257,168
59,549	Globalstar, Inc.*	76,223
14,970	Gogo, Inc.*	246,406
18,965	Gray Television, Inc.	221,890
13,521	IDT Corp., Class B*	411,174
13,186	iHeartMedia, Inc., Class A*	95,730
10,513	Iridium Communications, Inc.*	645,183
12,565	John Wiley & Sons, Inc., Class A	559,017
5,302	Liberty Latin America Ltd., Class A (Puerto Rico)*	46,764
35,232	Liberty Latin America Ltd., Class C (Puerto Rico)*	309,337
4,715	Liberty Media Corp.-Liberty Braves, Class A*	161,489
4,388	Liberty Media Corp.-Liberty Braves, Class C*	146,866
14,759	Magnite, Inc.*	164,268
8,969	Marcus Corp. (The)	144,311
20,522	Ooma, Inc.*	268,633
28,365	Playstudios, Inc.*	105,518
11,933	QuinStreet, Inc.*	202,503
12,080	Scholastic Corp.	550,969
7,466	Shutterstock, Inc.	561,593
7,543	Sinclair Broadcast Group, Inc., Class A	122,725
25,618	Stagwell, Inc.*	175,739
39,504	TEGNA, Inc.	687,370
14,199	Telephone and Data Systems, Inc.	180,185
9,747	Thryv Holdings, Inc.*	232,368
86,353	TrueCar, Inc.*	201,202
9,382	United States Cellular Corp.*	226,388
21,294	Yelp, Inc.*	639,246
6,281	Ziff Davis, Inc.*	496,073
7,777	ZipRecruiter, Inc., Class A*	132,676

		11,034,668

Consumer Discretionary – 11.4%
20,058	1-800-Flowers.com, Inc., Class A*	198,574
19,555	2U, Inc.*	175,213
15,185	Aaron’s Co., Inc. (The)	217,905
17,386	Abercrombie & Fitch Co., Class A*	511,322
12,708	Academy Sports & Outdoors, Inc.	751,678
9,798	Acushnet Holdings Corp.	472,851

Common Stocks – (continued)
Consumer Discretionary – (continued)
13,194	Adient PLC*	563,648
11,850	Adtalem Global Education, Inc.*	463,572
34,885	American Axle & Manufacturing Holdings, Inc.*	306,988
17,802	American Eagle Outfitters, Inc.	255,815
14,319	American Public Education, Inc.*	158,082
4,374	Asbury Automotive Group, Inc.*	993,335
7,485	Bally’s Corp.*	147,829
89,176	Beachbody Co., Inc. (The)*	57,563
9,345	Beazer Homes USA, Inc.*	139,334
10,872	Big 5 Sporting Goods Corp.(a)	96,000
11,016	Big Lots, Inc.	158,080
4,406	BJ’s Restaurants, Inc.*	140,992
14,011	Bloomin’ Brands, Inc.	365,687
7,840	Bluegreen Vacations Holding Corp.	260,053
4,717	Boot Barn Holdings, Inc.*	365,332
7,129	Brinker International, Inc.*	270,902
10,025	Buckle, Inc. (The)	408,920
15,297	Caleres, Inc.	399,405
5,450	Camping World Holdings, Inc., Class A	124,423
20,864	CarParts.com, Inc.*	130,817
7,823	Carriage Services, Inc.	265,356
1,292	Cavco Industries, Inc.*	368,220
3,398	Century Communities, Inc.	203,234
5,270	Cheesecake Factory, Inc. (The)	197,309
6,095	Chegg, Inc.*	96,850
32,739	Chico’s FAS, Inc.*	188,249
4,396	Children’s Place, Inc. (The)*	184,061
4,587	Chuy’s Holdings, Inc.*	163,985
6,751	Citi Trends, Inc.*	189,298
8,298	Conn’s, Inc.*	71,114
11,124	Container Store Group, Inc. (The)*	48,389
1,816	Cracker Barrel Old Country Store, Inc.	197,871
10,472	Crocs, Inc.*	1,274,547
24,663	Dana, Inc.	390,662
5,195	Dave & Buster’s Entertainment, Inc.*	207,904
17,131	Denny’s Corp.*	199,919
12,030	Designer Brands, Inc., Class A	117,774
20,875	Destination XL Group, Inc.*	124,832
2,607	Dillard’s, Inc., Class A	929,161
1,843	Dine Brands Global, Inc.	141,303
8,156	Dorman Products, Inc.*	758,753
7,056	Duluth Holdings, Inc., Class B*	42,407
1,352	Duolingo, Inc.*	122,748
11,841	El Pollo Loco Holdings, Inc.	141,737
19,185	Ethan Allen Interiors, Inc.	566,917
12,468	Everi Holdings, Inc.*	236,767
5,668	Foot Locker, Inc.	247,805
40,080	Fossil Group, Inc.*	173,546
5,739	Fox Factory Holding Corp.*	674,332
4,376	Franchise Group, Inc.	121,697
20,371	Frontdoor, Inc.*	575,481
11,850	Funko, Inc., Class A*	128,098
9,223	Genesco, Inc.*	414,758
8,413	Gentherm, Inc.*	534,310
10,860	G-III Apparel Group Ltd.*	180,439

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
5,136	Golden Entertainment, Inc.*	$211,141
44,819	Goodyear Tire & Rubber Co. (The)*	509,144
38,307	GoPro, Inc., Class A*	198,813
817	Graham Holdings Co., Class B	511,981
6,513	Green Brick Partners, Inc.*	203,206
3,907	Group 1 Automotive, Inc.	863,720
8,561	Guess?, Inc.(a)	180,123
14,069	Haverty Furniture Cos., Inc.	530,964
3,272	Helen of Troy Ltd.*	368,722
6,121	Hibbett, Inc.	440,284
10,672	Hilton Grand Vacations, Inc.*	509,481
2,129	Hovnanian Enterprises, Inc., Class A*	145,006
20,633	Inspired Entertainment, Inc.*	326,208
4,241	Installed Building Products, Inc.	489,327
15,631	International Game Technology PLC	415,159
6,594	iRobot Corp.*	270,947
3,611	Jack in the Box, Inc.	283,102
3,876	Johnson Outdoors, Inc., Class A	251,397
8,350	KB Home	294,505
10,605	Kontoor Brands, Inc.	553,051
5,919	Lands’ End, Inc.*	44,984
23,237	Laureate Education, Inc.	275,591
15,113	La-Z-Boy, Inc.	489,359
6,468	LCI Industries	729,655
1,102	LGI Homes, Inc.*	114,950
4,920	Lifetime Brands, Inc.	38,966
9,392	Light & Wonder, Inc.*	588,033
18,447	Luminar Technologies, Inc.*(a)	165,101
6,391	M/I Homes, Inc.*	369,655
5,421	Malibu Boats, Inc., Class A*	323,959
2,011	Marine Products Corp.	25,741
8,380	MarineMax, Inc.*	281,400
14,535	MasterCraft Boat Holdings, Inc.*	490,847
6,611	MDC Holdings, Inc.	244,607
6,066	Meritage Homes Corp.*	662,589
14,128	Modine Manufacturing Co.*	344,864
3,748	Monarch Casino & Resort, Inc.	275,928
4,058	Monro, Inc.	204,686
8,829	Movado Group, Inc.	305,660
5,604	Murphy USA, Inc.	1,429,524
9,516	National Vision Holdings, Inc.*	355,518
9,377	ODP Corp. (The)*	424,591
3,940	OneWater Marine, Inc., Class A*	109,611
7,554	Overstock.com, Inc.*	146,321
6,472	Oxford Industries, Inc.	761,172
7,770	Papa John’s International, Inc.	652,292
7,500	Patrick Industries, Inc.	546,375
63,286	Perdoceo Education Corp.*	872,398
8,050	PetMed Express, Inc.	151,179
3,354	RCI Hospitality Holdings, Inc.	280,965
8,135	Red Rock Resorts, Inc., Class A	355,255
5,531	Revolve Group, Inc.*	149,779
26,591	Rush Street Interactive, Inc.*	111,416
24,432	Sally Beauty Holdings, Inc.*	393,111
4,765	SeaWorld Entertainment, Inc.*	307,819
14,448	Shoe Carnival, Inc.	380,705

Common Stocks – (continued)
Consumer Discretionary – (continued)
8,809	Signet Jewelers Ltd.	630,901
7,589	Skyline Champion Corp.*	519,163
9,343	Sleep Number Corp.*	372,412
22,346	Smith & Wesson Brands, Inc.	244,465
4,931	Sonic Automotive, Inc., Class A	280,525
24,003	Sonos, Inc.*	466,378
18,280	Sportsman’s Warehouse Holdings, Inc.*	164,337
10,327	Standard Motor Products, Inc.	402,443
17,429	Steven Madden Ltd.	632,673
33,358	Stitch Fix, Inc., Class A*	155,448
14,783	Stoneridge, Inc.*	351,983
4,107	Strategic Education, Inc.	350,122
20,796	Stride, Inc.*	883,206
7,179	Sturm Ruger & Co., Inc.	418,320
21,527	Taylor Morrison Home Corp.*	771,312
8,960	Texas Roadhouse, Inc.	909,798
11,848	Topgolf Callaway Brands Corp.*	274,637
3,957	TravelCenters of America, Inc.*	333,773
22,744	Tri Pointe Homes, Inc.*	542,217
26,814	Tupperware Brands Corp.*	109,937
10,446	Udemy, Inc.*	98,610
339	Unifi, Inc.*	3,509
4,734	Universal Technical Institute, Inc.*	34,369
21,520	Upbound Group, Inc.	577,812
7,923	Urban Outfitters, Inc.*	213,525
13,442	Vista Outdoor, Inc.*	383,904
2,461	Visteon Corp.*	411,085
6,342	Wingstop, Inc.	1,080,360
2,275	Winmark Corp.	664,300
10,768	Winnebago Industries, Inc.	684,414
13,839	Wolverine World Wide, Inc.	231,803
42,452	WW International, Inc.*	155,374
2,270	Xometry, Inc., Class A*	69,031
8,079	XPEL, Inc.*	539,758
11,987	Zumiez, Inc.*	278,818

		53,815,762

Consumer Staples – 3.6%
854	Alico, Inc.	21,982
3,745	Andersons, Inc. (The)	170,884
10,973	B&G Foods, Inc.(a)	139,028
9,230	Beauty Health Co. (The)*	116,390
9,676	BellRing Brands, Inc.*	298,795
7,757	Cal-Maine Foods, Inc.	440,598
5,726	Celsius Holdings, Inc.*	519,921
5,220	Central Garden & Pet Co.*	211,410
8,599	Central Garden & Pet Co., Class A*	330,460
3,974	Chefs’ Warehouse, Inc. (The)*	129,354
2,263	Coca-Cola Consolidated, Inc.	1,260,152
11,447	Edgewell Personal Care Co.	488,787
6,710	elf Beauty, Inc.*	501,572
4,713	Energizer Holdings, Inc.	170,752
8,532	Fresh Del Monte Produce, Inc.	266,881
10,429	Hain Celestial Group, Inc. (The)*	185,949
21,010	Herbalife Nutrition Ltd.*	406,543
33,993	Hostess Brands, Inc.*	839,627

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
8,835	Ingles Markets, Inc., Class A	$789,849
3,893	Inter Parfums, Inc.	468,756
1,753	J & J Snack Foods Corp.	247,541
4,489	John B. Sanfilippo & Son, Inc.	402,978
3,483	Lancaster Colony Corp.	668,666
592	Lifecore Biomedical, Inc.*	3,428
2,742	Medifast, Inc.	307,460
1,938	MGP Ingredients, Inc.	196,591
11,697	National Beverage Corp.*	545,665
10,539	Nu Skin Enterprises, Inc., Class A	419,874
2,523	PriceSmart, Inc.	175,904
33,048	Primo Water Corp.	511,583
10,214	Simply Good Foods Co. (The)*	391,094
17,910	SpartanNash Co.	479,272
23,838	Sprouts Farmers Market, Inc.*	722,053
2,640	Tootsie Roll Industries, Inc.	116,239
10,793	TreeHouse Foods, Inc.*	526,590
5,326	Turning Point Brands, Inc.	127,291
17,064	United Natural Foods, Inc.*	695,017
6,665	Universal Corp.	337,182
5,465	USANA Health Sciences, Inc.*	332,163
7,530	Utz Brands, Inc.	123,492
35,740	Vector Group Ltd.	474,270
7,888	Village Super Market, Inc., Class A	176,139
14,115	Vital Farms, Inc.*	228,098
2,995	WD-40 Co.	519,423
5,725	Weis Markets, Inc.	437,619

		16,923,322

Energy – 6.1%
38,824	Alto Ingredients, Inc.*	113,366
33,234	Amplify Energy Corp.*	278,501
5,338	Arch Resources, Inc.	839,934
34,269	Archrock, Inc.	379,358
8,938	Ardmore Shipping Corp. (Ireland)	162,225
21,163	Berry Corp.	199,567
6,876	Bristow Group, Inc.*	187,302
8,187	Cactus, Inc., Class A	376,193
12,483	California Resources Corp.	526,783
10,234	Callon Petroleum Co.*	396,670
3,144	Centrus Energy Corp., Class A*	140,883
23,509	ChampionX Corp.	718,670
6,851	Chord Energy Corp.	922,282
13,248	Civitas Resources, Inc.	929,612
15,824	Clean Energy Fuels Corp.*	88,614
24,653	CNX Resources Corp.*	378,424
55,041	Comstock Resources, Inc.	668,198
12,492	CONSOL Energy, Inc.	683,687
5,631	CVR Energy, Inc.	178,672
14,140	Delek US Holdings, Inc.	355,904
4,816	Denbury, Inc.*	401,510
33,378	DHT Holdings, Inc.	386,183
17,100	Diamond Offshore Drilling, Inc.*	203,148
12,990	Dorian LPG Ltd.	285,130
5,338	Dril-Quip, Inc.*	182,826
5,166	Empire Petroleum Corp.*	67,158

Common Stocks – (continued)
Energy – (continued)
19,445	Energy Fuels, Inc.*(a)	130,476
56,096	Equitrans Midstream Corp.	338,259
5,932	Expro Group Holdings NV*	134,834
3,527	FLEX LNG Ltd. (Norway)(a)	122,352
7,199	Frontline PLC (Norway)	135,917
8,613	Golar LNG Ltd. (Cameroon)*	196,635
4,323	Green Plains, Inc.*	149,878
2,390	Gulfport Energy Corp.*	158,027
51,298	Helix Energy Solutions Group, Inc.*	424,747
7,942	Helmerich & Payne, Inc.	334,199
6,099	International Seaways, Inc.	313,733
58,037	Kosmos Energy Ltd. (Ghana)*	456,751
11,355	Liberty Energy, Inc.	173,164
56,127	Magnolia Oil & Gas Corp., Class A	1,226,375
21,634	Matador Resources Co.	1,163,693
21,176	Murphy Oil Corp.	826,287
3,003	Nabors Industries Ltd.*	451,381
3,777	NACCO Industries, Inc., Class A	141,222
11,172	National Energy Services Reunited Corp.*	72,171
25,729	NexTier Oilfield Solutions, Inc.*	234,906
6,900	Noble Corp. PLC*	287,661
9,016	Northern Oil and Gas, Inc.	279,857
19,821	Oceaneering International, Inc.*	414,061
25,971	Oil States International, Inc.*	237,115
9,062	Par Pacific Holdings, Inc.*	251,742
13,108	Patterson-UTI Energy, Inc.	179,580
18,360	PBF Energy, Inc., Class A	802,516
15,496	Peabody Energy Corp.*	423,041
46,764	Permian Resources Corp.	505,519
40,125	ProPetro Holding Corp.*	353,501
9,135	Ranger Oil Corp., Class A	379,102
6,896	REX American Resources Corp.*	227,637
56,016	Ring Energy, Inc.*	117,634
57,162	RPC, Inc.	501,311
20,860	SandRidge Energy, Inc.*	304,347
6,973	Scorpio Tankers, Inc. (Monaco)	420,890
20,985	SFL Corp. Ltd. (Norway)	216,565
10,516	SilverBow Resources, Inc.*	258,904
10,309	Sitio Royalties Corp., Class A	242,365
37,213	SM Energy Co.	1,098,156
16,206	Solaris Oilfield Infrastructure, Inc., Class A	144,720
31,018	Talos Energy, Inc.*	552,431
3,385	Teekay Tankers Ltd., Class A (Canada)*	152,833
41,549	Tellurian, Inc.*	61,908
45,765	TETRA Technologies, Inc.*	162,923
3,935	Tidewater, Inc.*	192,185
43,389	Uranium Energy Corp.*	160,539
19,360	US Silica Holdings, Inc.*	235,030
64,866	VAALCO Energy, Inc.	304,221
6,807	Valaris Ltd.*	457,771
8,365	Vital Energy, Inc.*	429,877
85,856	W&T Offshore, Inc.*	481,652
6,528	Weatherford International PLC*	434,895
14,284	World Fuel Services Corp.	392,096

		28,900,392

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – 19.4%
3,691	1st Source Corp.	$183,886
2,022	ACNB Corp.	74,895
11,015	A-Mark Precious Metals, Inc.	322,850
5,787	Ambac Financial Group, Inc.*	95,775
4,850	Amerant Bancorp, Inc.	137,740
22,865	American Equity Investment Life Holding Co.	952,327
4,221	American National Bankshares, Inc.	142,037
13,766	Ameris Bancorp	658,978
6,578	AMERISAFE, Inc.	358,764
28,416	Apollo Commercial Real Estate Finance, Inc. REIT	326,500
26,815	Arbor Realty Trust, Inc. REIT	404,370
14,961	Ares Commercial Real Estate Corp. REIT	169,209
4,747	Argo Group International Holdings Ltd.	137,900
19,975	ARMOUR Residential REIT, Inc. REIT	108,464
8,378	Arrow Financial Corp.	255,361
17,932	Artisan Partners Asset Management, Inc., Class A	591,218
22,891	Associated Banc-Corp.	529,927
12,118	Atlantic Union Bankshares Corp.	453,940
2,767	Atlanticus Holdings Corp.*	88,682
7,511	Avantax, Inc.*	214,740
20,001	Axos Financial, Inc.*	947,847
2,042	B. Riley Financial, Inc.(a)	81,231
8,293	Banc of California, Inc.	145,542
6,504	BancFirst Corp.	586,986
10,963	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	200,623
14,380	Bancorp, Inc. (The)*	497,404
2,421	Bank First Corp.	197,384
3,831	Bank of Marin Bancorp	111,099
20,262	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	732,471
15,266	BankUnited, Inc.	540,722
5,249	Bankwell Financial Group, Inc.	158,415
5,677	Banner Corp.	357,537
2,609	BayCom Corp.	53,563
11,918	BCB Bancorp, Inc.	206,777
6,318	Berkshire Hills Bancorp, Inc.	183,601
29,547	BGC Partners, Inc., Class A	143,598
20,190	Blackstone Mortgage Trust, Inc., Class A REIT	427,422
7,193	Blue Ridge Bankshares, Inc.	88,042
7,915	Bread Financial Holdings, Inc.	325,069
12,614	Brightsphere Investment Group, Inc.	316,233
32,284	Broadmark Realty Capital, Inc. REIT	164,648
23,044	Brookline Bancorp, Inc.	298,650
4,249	BRP Group, Inc., Class A*	122,116
5,450	Byline Bancorp, Inc.	134,343
30,993	Cadence Bank	823,174
1,626	Cambridge Bancorp	129,316
8,513	Camden National Corp.	350,310
5,917	Cannae Holdings, Inc.*	133,606
8,373	Capital City Bank Group, Inc.	298,665
15,629	Capitol Federal Financial, Inc.	131,127

Common Stocks – (continued)
Financials – (continued)
16,605	Cathay General Bancorp	712,687
9,042	Central Pacific Financial Corp.	202,812
21,989	Chimera Investment Corp. REIT	142,709
150	Citizens & Northern Corp.	3,375
6,194	City Holding Co.	608,251
10,444	Civista Bancshares, Inc.	222,771
7,603	Claros Mortgage Trust, Inc.	105,986
7,116	CNB Financial Corp.	169,645
31,097	CNO Financial Group, Inc.	796,705
8,760	Cohen & Steers, Inc.	633,874
4,147	Colony Bankcorp, Inc.	52,128
11,044	Columbia Banking System, Inc.	328,338
6,682	Columbia Financial, Inc.*	140,990
8,201	Community Bank System, Inc.	500,671
5,153	Community Trust Bancorp, Inc.	220,291
6,776	ConnectOne Bancorp, Inc.	164,318
9,164	Consumer Portfolio Services, Inc.*	101,354
12,707	Cowen, Inc., Class A	495,446
644	Crawford & Co., Class A	3,555
14,638	Curo Group Holdings Corp.	42,743
15,826	Customers Bancorp, Inc.*	487,441
17,942	CVB Financial Corp.	429,352
1,779	Diamond Hill Investment Group, Inc.	310,613
10,661	Dime Community Bancshares, Inc.	326,653
11,687	Donnelley Financial Solutions, Inc.*	494,477
19,481	Dynex Capital, Inc. REIT	257,734
8,816	Eagle Bancorp, Inc.	386,229
15,028	Eastern Bankshares, Inc.	235,639
16,996	Ellington Financial, Inc. REIT	218,739
10,786	Employers Holdings, Inc.	479,006
9,898	Enact Holdings, Inc.	240,027
11,931	Encore Capital Group, Inc.*	616,594
17,051	Enova International, Inc.*	831,236
878	Enstar Group Ltd.*	214,680
5,983	Enterprise Financial Services Corp.	325,834
3,720	Esquire Financial Holdings, Inc.	171,083
23,350	Essent Group Ltd.	1,002,883
18,654	EZCORP, Inc., Class A*	164,528
3,601	Farmers & Merchants Bancorp, Inc.	93,266
11,779	Farmers National Banc Corp.	167,851
8,907	FB Financial Corp.	335,705
8,024	Federal Agricultural Mortgage Corp., Class C	1,138,285
23,988	Federated Hermes, Inc.	943,928
10,122	Financial Institutions, Inc.	252,645
43,084	First BanCorp. (Puerto Rico)	625,149
5,953	First Bancorp, Inc. (The)	174,304
4,190	First Bancshares, Inc. (The)	131,189
8,024	First BankCorp	332,916
9,602	First Busey Corp.	231,792
7,472	First Business Financial Services, Inc.	264,658
21,802	First Commonwealth Financial Corp.	349,050
19,385	First Financial Bancorp	477,646
24,877	First Financial Bankshares, Inc.	912,488
4,099	First Financial Corp.	180,151
11,045	First Foundation, Inc.	166,448

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
4,875	First Guaranty Bancshares, Inc.	$99,986
4,967	First Internet Bancorp	134,159
10,414	First Interstate BancSystem, Inc., Class A	370,114
13,394	First Merchants Corp.	548,083
4,624	First Mid Bancshares, Inc.	143,298
9,003	First of Long Island Corp. (The)	153,231
2,334	First Western Financial, Inc.*	60,381
5,428	FirstCash Holdings, Inc.	479,021
12,788	Flushing Financial Corp.	248,854
4,545	Focus Financial Partners, Inc., Class A*	235,704
31,098	Fulton Financial Corp.	534,886
4,811	FVCBankcorp, Inc.*	65,189
108,581	Genworth Financial, Inc., Class A*	676,460
10,038	German American Bancorp, Inc.	394,493
18,347	Glacier Bancorp, Inc.	869,281
4,241	Granite Point Mortgage Trust, Inc. REIT	25,404
6,364	Great Southern Bancorp, Inc.	370,321
4,908	Green Dot Corp., Class A*	92,908
3,155	Greene County Bancorp, Inc.	177,627
8,272	Hamilton Lane, Inc., Class A	643,562
12,896	Hancock Whitney Corp.	633,452
11,670	Hanmi Financial Corp.	275,645
4,819	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	151,365
14,807	HarborOne Bancorp, Inc.	202,412
8,189	Heartland Financial USA, Inc.	404,864
18,075	Heritage Commerce Corp.	218,888
6,240	Heritage Financial Corp.	173,909
13,285	Hilltop Holdings, Inc.	440,663
1,230	Hingham Institution For Savings (The)	350,181
3,741	Home Bancorp, Inc.	147,957
28,670	Home BancShares, Inc.	690,947
9,188	HomeStreet, Inc.	231,813
5,900	HomeTrust Bancshares, Inc.	172,693
26,763	Hope Bancorp, Inc.	342,834
11,140	Horace Mann Educators Corp.	411,734
12,852	Horizon Bancorp, Inc.	195,607
10,101	Houlihan Lokey, Inc.	966,666
13,218	Independent Bank Corp.	291,457
7,136	Independent Bank Corp.	568,596
6,363	Independent Bank Group, Inc.	374,526
10,553	International Bancshares Corp.	512,137
1,189	Investors Title Co.	194,223
17,932	Jackson Financial, Inc., Class A	813,754
11,341	Kearny Financial Corp.	113,864
4,327	Kinsale Capital Group, Inc.	1,379,015
12,918	KKR Real Estate Finance Trust, Inc. REIT	187,311
14,546	Ladder Capital Corp. REIT	164,370
11,930	Lakeland Bancorp, Inc.	229,653
8,874	Lakeland Financial Corp.	635,556
18,383	LendingClub Corp.*	172,800
9,452	Live Oak Bancshares, Inc.	326,661
20,172	Macatawa Bank Corp.	220,077
32,585	MBIA, Inc.*	449,347

Common Stocks – (continued)
Financials – (continued)
7,102	Mercantile Bank Corp.	245,658
1,827	Metropolitan Bank Holding Corp.*	101,965
10,230	MFA Financial, Inc. REIT	109,563
5,532	Midland States Bancorp, Inc.	144,053
4,558	MidWestOne Financial Group, Inc.	136,922
13,121	Moelis & Co., Class A	561,972
32,705	Mr Cooper Group, Inc.*	1,518,493
5,513	National Bank Holdings Corp., Class A	223,221
804	National Western Life Group, Inc., Class A	216,911
45,826	Navient Corp.	827,159
8,656	NBT Bancorp, Inc.	351,347
5,145	Nelnet, Inc., Class A	482,961
38,898	New York Mortgage Trust, Inc. REIT	103,858
7,305	Nexpoint Real Estate Finance, Inc. REIT	131,855
4,448	Nicolet Bankshares, Inc.*	331,198
19,377	NMI Holdings, Inc., Class A*	452,259
6,261	Northeast Bank	275,985
16,755	Northwest Bancshares, Inc.	231,554
8,397	OceanFirst Financial Corp.	199,177
16,681	OFG Bancorp (Puerto Rico)	507,436
42,275	Old National Bancorp	746,999
15,909	Old Second Bancorp, Inc.	263,771
18,557	Open Lending Corp., Class A*	131,384
1,872	Oportun Financial Corp.*	11,307
7,233	Oppenheimer Holdings, Inc., Class A	318,903
3,211	Origin Bancorp, Inc.	121,729
12,309	Pacific Premier Bancorp, Inc.	399,058
1,990	Palomar Holdings, Inc.*	119,400
4,231	Park National Corp.	540,595
9,417	Parke Bancorp, Inc.	192,201
11,320	Pathward Financial, Inc.	577,433
10,842	PCB Bancorp	197,975
7,455	Peapack-Gladstone Financial Corp.	276,953
14,388	PennyMac Financial Services, Inc.	870,042
11,417	PennyMac Mortgage Investment Trust REIT	148,764
13,815	Peoples Bancorp, Inc.	429,785
3,900	Peoples Financial Services Corp.	193,245
3,651	Piper Sandler Cos.	551,265
6,649	PJT Partners, Inc., Class A	524,473
9,032	PRA Group, Inc.*	384,402
7,923	Preferred Bank	557,779
7,559	Premier Financial Corp.	187,614
9,147	Primis Financial Corp.	107,111
9,453	ProAssurance Corp.	188,020
13,477	PROG Holdings, Inc.*	333,151
15,346	Provident Financial Services, Inc.	358,329
6,354	QCR Holdings, Inc.	339,875
45,193	Radian Group, Inc.	964,871
20,783	Ready Capital Corp. REIT	234,017
13,702	Redwood Trust, Inc. REIT	104,272
6,468	Regional Management Corp.	203,871
9,930	Renasant Corp.	357,281
5,856	Republic Bancorp, Inc., Class A	260,592
6,310	RLI Corp.	870,212

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
8,023	S&T Bancorp, Inc.	$298,937
4,828	Safety Insurance Group, Inc.	389,571
11,023	Sandy Spring Bancorp, Inc.	363,208
8,407	Seacoast Banking Corp. of Florida	256,498
11,991	Selective Insurance Group, Inc.	1,217,446
13,933	ServisFirst Bancshares, Inc.	1,030,345
6,898	Shore Bancshares, Inc.	117,680
6,932	Sierra Bancorp	140,096
4,257	Silvergate Capital Corp., Class A*(a)	59,215
16,071	Simmons First National Corp., Class A	357,258
24,185	SiriusPoint Ltd. (Bermuda)*	171,714
5,945	Southern First Bancshares, Inc.*	239,286
6,385	Southern Missouri Bancorp, Inc.	295,498
6,393	Southside Bancshares, Inc.	244,149
9,688	SouthState Corp.	781,628
8,063	Stellar Bancorp, Inc.	235,843
6,766	StepStone Group, Inc., Class A	193,508
10,052	Stewart Information Services Corp.	427,109
6,933	Stock Yards Bancorp, Inc.	405,789
6,130	StoneX Group, Inc.*	618,088
6,454	Texas Capital Bancshares, Inc.*	427,448
3,596	Tompkins Financial Corp.	268,945
13,376	Towne Bank	405,694
14,011	TPG RE Finance Trust, Inc. REIT	118,953
8,760	TriCo Bancshares	442,468
6,629	Triumph Financial, Inc.*	403,375
5,583	TrustCo Bank Corp.	209,139
12,361	Trustmark Corp.	363,413
20,762	Two Harbors Investment Corp. REIT	344,026
8,412	UMB Financial Corp.	762,632
17,220	United Bankshares, Inc.	702,059
17,466	United Community Banks, Inc.	578,299
2,077	United Fire Group, Inc.	59,278
6,559	Unity Bancorp, Inc.	173,223
12,432	Universal Insurance Holdings, Inc.	240,311
6,633	Univest Financial Corp.	187,051
67,487	Valley National Bancorp	781,499
9,771	Veritex Holdings, Inc.	260,495
2,387	Virtus Investment Partners, Inc.	502,296
9,593	Walker & Dunlop, Inc.	836,797
14,317	Washington Federal, Inc.	502,097
6,559	Washington Trust Bancorp, Inc.	275,478
16,163	Waterstone Financial, Inc.	260,224
11,230	WesBanco, Inc.	405,965
12,525	West BanCorp, Inc.	263,777
5,822	Westamerica BanCorp	320,909
1,498	World Acceptance Corp.*	139,853
12,108	WSFS Financial Corp.	604,310

		91,584,997

Health Care – 11.5%
52,399	AbCellera Biologics, Inc. (Canada)*	440,152
36,224	ACADIA Pharmaceuticals, Inc.*	749,475
14,719	AdaptHealth Corp.*	235,357
3,504	Addus HomeCare Corp.*	380,675
24,799	ADMA Biologics, Inc.*	88,036

Common Stocks – (continued)
Health Care – (continued)
22,720	Alector, Inc.*	194,029
49,703	Alkermes PLC*	1,329,058
15,535	Amicus Therapeutics, Inc.*	204,907
12,876	AMN Healthcare Services, Inc.*	1,158,969
88,782	Amneal Pharmaceuticals, Inc.*	182,891
23,081	Amphastar Pharmaceuticals, Inc.*	735,361
15,122	AngioDynamics, Inc.*	187,210
3,406	ANI Pharmaceuticals, Inc.*	142,507
12,089	Anika Therapeutics, Inc.*	383,221
5,775	Apellis Pharmaceuticals, Inc.*	378,147
15,904	Arcus Biosciences, Inc.*	289,612
5,918	Arrowhead Pharmaceuticals, Inc.*	191,151
5,582	Arvinas, Inc.*	171,088
25,012	Atea Pharmaceuticals, Inc.*	88,542
6,965	AtriCure, Inc.*	268,152
231	Atrion Corp.	131,208
12,275	Avanos Medical, Inc.*	344,559
3,083	Axonics, Inc.*	185,257
1,494	Axsome Therapeutics, Inc.*	101,876
3,505	Beam Therapeutics, Inc.*	141,041
18,913	BioCryst Pharmaceuticals, Inc.*	167,380
15,570	Cardiovascular Systems, Inc.*	306,885
11,333	CareDx, Inc.*	190,621
71,337	Catalyst Pharmaceuticals, Inc.*	1,088,603
4,016	Celldex Therapeutics, Inc.*	171,845
3,569	Cerevel Therapeutics Holdings, Inc.*	95,257
24,027	Cerus Corp.*	68,717
3,980	Chinook Therapeutics, Inc.*	86,844
29,059	Coherus Biosciences, Inc.*	196,729
31,649	Collegium Pharmaceutical, Inc.*	839,648
13,289	Computer Programs and Systems, Inc.*	398,803
3,216	CONMED Corp.	309,347
58,147	Corcept Therapeutics, Inc.*	1,211,202
3,094	CorVel Corp.*	557,786
27,280	Cross Country Healthcare, Inc.*	721,556
5,284	CryoPort, Inc.*	114,451
6,865	Cue Health, Inc.*(a)	14,760
6,834	Cutera, Inc.*	221,627
6,325	Cytokinetics, Inc.*	274,252
7,484	Deciphera Pharmaceuticals, Inc.*	108,518
3,037	Denali Therapeutics, Inc.*	82,455
57,563	Dynavax Technologies Corp.*	592,899
9,663	Eagle Pharmaceuticals, Inc.*	270,564
13,428	Embecta Corp.	429,025
35,753	Emergent BioSolutions, Inc.*	442,622
612	Enanta Pharmaceuticals, Inc.*	29,682
9,519	Ensign Group, Inc. (The)	851,760
11,422	Evolent Health, Inc., Class A*	399,884
34,660	Figs, Inc., Class A*	319,219
10,034	Fulgent Genetics, Inc.*	329,015
38,031	Geron Corp.*	105,726
2,902	Glaukos Corp.*	137,061
4,090	Haemonetics Corp.*	318,079
19,327	Halozyme Therapeutics, Inc.*	927,503
15,966	Harmony Biosciences Holdings, Inc.*	702,983
8,619	HealthEquity, Inc.*	561,700

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
9,176	HealthStream, Inc.*	$235,364
7,262	Inari Medical, Inc.*	408,560
273	Innovage Holding Corp.*	2,072
45,474	Innoviva, Inc.*	548,871
1,592	Inogen, Inc.*	24,947
1,309	Inotiv, Inc.*	9,817
6,893	Insmed, Inc.*	140,479
4,434	Inspire Medical Systems, Inc.*	1,152,530
6,578	Integer Holdings Corp.*	493,218
3,853	Intellia Therapeutics, Inc.*	154,775
5,662	Intra-Cellular Therapies, Inc.*	277,608
1,981	iRadimed Corp.	75,199
6,320	iRhythm Technologies, Inc.*	743,738
60,909	Ironwood Pharmaceuticals, Inc.*	686,444
21,921	iTeos Therapeutics, Inc.*	388,221
9,485	IVERIC bio, Inc.*	197,098
10,468	Joint Corp. (The)*	164,348
2,067	Karuna Therapeutics, Inc.*	412,201
68,634	Karyopharm Therapeutics, Inc.*	207,275
1,262	Krystal Biotech, Inc.*	103,370
10,317	Lantheus Holdings, Inc.*	763,045
8,941	LeMaitre Vascular, Inc.	448,034
5,684	Ligand Pharmaceuticals, Inc.*	410,044
6,674	LivaNova PLC*	315,814
23,984	MannKind Corp.*	126,636
6,563	Medpace Holdings, Inc.*	1,272,434
7,696	Merit Medical Systems, Inc.*	543,184
867	Mesa Laboratories, Inc.	153,043
87,577	MiMedx Group, Inc.*	421,245
3,879	ModivCare, Inc.*	380,879
131,907	Multiplan Corp.*	133,226
36,399	Myriad Genetics, Inc.*	688,669
5,144	National HealthCare Corp.	286,624
8,066	National Research Corp.	364,261
8,264	Neogen Corp.*	146,190
11,746	NeoGenomics, Inc.*	197,920
6,082	Nevro Corp.*	191,218
35,905	NextGen Healthcare, Inc.*	650,240
11,667	NuVasive, Inc.*	504,364
1,368	OmniAb, Inc. 12.5 Earnout*(b)	—
1,368	OmniAb, Inc. 15.00 Earnout*(b)	—
6,554	Omnicell, Inc.*	356,800
137,245	OPKO Health, Inc.*	156,459
22,291	Option Care Health, Inc.*	683,665
65,199	Organogenesis Holdings, Inc.*	159,738
16,462	Orthofix Medical, Inc.*	339,117
19,585	Owens & Minor, Inc.*	300,238
9,518	Pacific Biosciences of California, Inc.*	86,423
10,324	Pacira BioSciences, Inc.*	439,493
20,646	Patterson Cos., Inc.	547,532
17,242	Pediatrix Medical Group, Inc.*	271,389
11,407	PetIQ, Inc.*	106,313
19,001	Phibro Animal Health Corp., Class A	298,506
16,239	Prestige Consumer Healthcare, Inc.*	978,400
2,103	PROCEPT BioRobotics Corp.*	78,757
5,718	Progyny, Inc.*	214,768

Common Stocks – (continued)
Health Care – (continued)
3,350	Prometheus Biosciences, Inc.*	410,006
3,314	Prothena Corp. PLC (Ireland)*	184,789
11,587	PTC Therapeutics, Inc.*	506,004
45,824	Radius Health, Inc.*(b)	3,666
9,324	RadNet, Inc.*	219,907
2,528	Reata Pharmaceuticals, Inc., Class A*	78,798
17,999	REGENXBIO, Inc.*	400,478
5,355	Revance Therapeutics, Inc.*	185,818
3,803	REVOLUTION Medicines, Inc.*	101,768
2,217	Sage Therapeutics, Inc.*	92,316
14,699	Select Medical Holdings Corp.	399,666
5,185	Shockwave Medical, Inc.*	986,394
8,208	SI-BONE, Inc.*	162,313
45,270	SIGA Technologies, Inc.	310,100
6,531	Silk Road Medical, Inc.*	346,078
9,203	STAAR Surgical Co.*	509,754
32,907	Supernus Pharmaceuticals, Inc.*	1,236,974
6,371	Surgery Partners, Inc.*	213,110
6,498	Surmodics, Inc.*	141,916
7,886	Syndax Pharmaceuticals, Inc.*	199,910
18,069	Tactile Systems Technology, Inc.*	261,097
1,521	TransMedics Group, Inc.*	121,786
18,449	Travere Therapeutics, Inc.*	408,830
5,630	UFP Technologies, Inc.*	662,764
2,588	US Physical Therapy, Inc.	262,242
51,718	Vanda Pharmaceuticals, Inc.*	333,064
14,076	Varex Imaging Corp.*	249,004
4,229	Vaxcyte, Inc.*	173,262
7,977	Veracyte, Inc.*	196,314
36,677	Veradigm, Inc.*	609,205
23,026	Vericel Corp.*	700,221
36,101	Vir Biotechnology, Inc.*	823,103
10,981	Xencor, Inc.*	352,820
9,396	Zimvie, Inc.*	106,926
20,939	Zynex, Inc.*	270,532

		54,009,227

Industrials – 17.7%
5,837	AAON, Inc.	530,934
8,870	AAR Corp.*	482,439
12,128	ABM Industries, Inc.	587,116
27,160	ACCO Brands Corp.	153,997
14,645	ACV Auctions, Inc., Class A*	179,255
7,118	Aerojet Rocketdyne Holdings, Inc.*	401,028
1,533	AeroVironment, Inc.*	131,439
7,339	Air Transport Services Group, Inc.*	153,605
3,052	Alamo Group, Inc.	556,654
4,178	Albany International Corp., Class A	421,644
31,506	Alight, Inc., Class A*	302,458
1,737	Allegiant Travel Co.*	178,129
10,466	Allied Motion Technologies, Inc.	451,713
11,608	Altra Industrial Motion Corp.	714,240
3,644	Ameresco, Inc., Class A*	160,154
4,072	American Woodmark Corp.*	207,591
25,393	API Group Corp.*	596,482
10,081	Apogee Enterprises, Inc.	461,307

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
12,366	Applied Industrial Technologies, Inc.	$1,766,607
6,914	ArcBest Corp.	665,127
9,246	Arcosa, Inc.	560,308
3,243	Argan, Inc.	126,023
6,712	Array Technologies, Inc.*	125,783
11,911	ASGN, Inc.*	1,057,697
7,010	Astec Industries, Inc.	315,660
14,619	Atkore, Inc.*	2,134,666
6,354	Atlas Air Worldwide Holdings, Inc.*	640,547
2,766	Atlas Technical Consultants, Inc.*	33,828
4,964	AZZ, Inc.	201,787
21,875	Babcock & Wilcox Enterprises, Inc.*	141,969
7,112	Barnes Group, Inc.	299,700
2,529	Barrett Business Services, Inc.	242,733
11,883	Beacon Roofing Supply, Inc.*	772,395
8,472	Bloom Energy Corp., Class A*	183,758
5,993	Blue Bird Corp.*	121,718
8,467	BlueLinx Holdings, Inc.*	714,530
18,082	Boise Cascade Co.	1,249,647
13,785	Brady Corp., Class A	760,381
3,003	BrightView Holdings, Inc.*	18,979
4,953	Brink’s Co. (The)	323,183
10,644	Caesarstone Ltd.	61,948
5,207	Casella Waste Systems, Inc., Class A*	405,209
12,262	CBIZ, Inc.*	614,204
3,828	Chart Industries, Inc.*	511,038
9,142	Cimpress PLC (Ireland)*	321,067
5,452	CIRCOR International, Inc.*	159,580
8,102	Columbus McKinnon Corp.	300,746
9,832	Comfort Systems USA, Inc.	1,429,966
33,700	CoreCivic, Inc.*	327,227
14,415	Costamare, Inc. (Monaco)	151,358
3,888	Covenant Logistics Group, Inc.	134,719
3,793	CRA International, Inc.	472,115
4,235	CSW Industrials, Inc.	599,507
4,335	Daseke, Inc.*	35,330
16,151	Deluxe Corp.	297,824
4,397	Distribution Solutions Group, Inc.*	195,271
3,275	Douglas Dynamics, Inc.	122,125
2,514	Ducommun, Inc.*	135,253
14,187	DXP Enterprises, Inc.*	410,146
3,933	Dycom Industries, Inc.*	331,198
5,085	Eagle Bulk Shipping, Inc.	331,898
12,204	EMCOR Group, Inc.	2,040,753
7,750	Encore Wire Corp.	1,495,827
22,110	Energy Recovery, Inc.*	487,968
9,797	Enerpac Tool Group Corp.	263,833
3,887	EnerSys	352,512
7,178	Ennis, Inc.	156,121
4,833	EnPro Industries, Inc.	519,547
3,385	ESCO Technologies, Inc.	315,448
15,312	Evoqua Water Technologies Corp.*	743,551
4,385	Exponent, Inc.	451,216
8,539	Federal Signal Corp.	450,603
10,148	First Advantage Corp.*	147,247
18,867	Fluor Corp.*	691,853

Common Stocks – (continued)
Industrials – (continued)
5,969	Forrester Research, Inc.*	196,320
10,167	Forward Air Corp.	1,049,336
11,689	Franklin Covey Co.*	547,863
11,518	Franklin Electric Co., Inc.	1,100,775
3,436	GATX Corp.	374,833
12,276	Genco Shipping & Trading Ltd.	233,858
48,706	GEO Group, Inc. (The)*	426,665
5,647	Gibraltar Industries, Inc.*	301,606
12,019	Global Industrial Co.	338,094
22,947	GMS, Inc.*	1,393,112
11,778	Golden Ocean Group Ltd. (Norway)(a)	122,256
3,838	Gorman-Rupp Co. (The)	106,927
77,217	GrafTech International Ltd.	436,276
4,680	Granite Construction, Inc.	202,176
16,354	Great Lakes Dredge & Dock Corp.*	93,790
3,371	Greenbrier Cos., Inc. (The)	108,243
8,768	Griffon Corp.	319,769
6,877	H&E Equipment Services, Inc.	381,673
8,461	Hawaiian Holdings, Inc.*	94,763
7,255	Heartland Express, Inc.	117,023
5,227	Heidrick & Struggles International, Inc.	179,443
3,318	Helios Technologies, Inc.	224,761
3,500	Herc Holdings, Inc.	502,565
6,666	Heritage-Crystal Clean, Inc.*	239,843
13,849	Hillenbrand, Inc.	652,842
16,745	HNI Corp.	523,281
11,784	Hub Group, Inc., Class A*	1,080,946
37,598	Hudson Technologies, Inc.*	380,868
5,809	Huron Consulting Group, Inc.*	407,734
5,076	ICF International, Inc.	505,011
8,091	IES Holdings, Inc.*	340,307
8,764	Insperity, Inc.	1,087,525
6,765	Insteel Industries, Inc.	201,259
22,725	Interface, Inc.	200,434
11,398	JELD-WEN Holding, Inc.*	149,884
34,220	Joby Aviation, Inc.*(a)	160,834
4,948	John Bean Technologies Corp.	548,684
4,279	Kadant, Inc.	918,530
5,192	Kaman Corp.	134,992
16,297	Kelly Services, Inc., Class A	272,649
10,145	Kennametal, Inc.	287,408
16,392	Kforce, Inc.	1,024,336
31,324	Kimball International, Inc., Class B	216,449
10,219	Korn Ferry	571,140
23,950	Legalzoom.com, Inc.*	195,671
16,483	Li-Cycle Holdings Corp. (Canada) *(a)	99,887
1,993	Lindsay Corp.	299,927
11,417	Manitowoc Co., Inc. (The)*	215,895
7,550	Marten Transport Ltd.	166,628
4,768	Masonite International Corp.*	423,398
11,737	Matson, Inc.	780,628
6,904	Matthews International Corp., Class A	263,457
7,597	Maxar Technologies, Inc.	391,246
2,500	McGrath RentCorp	257,100
2,731	Miller Industries, Inc.	75,949
12,930	MillerKnoll, Inc.	308,639

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,622	Moog, Inc., Class A	$554,442
27,474	MRC Global, Inc.*	307,709
17,073	Mueller Industries, Inc.	1,262,890
20,752	Mueller Water Products, Inc., Class A	287,830
5,516	MYR Group, Inc.*	665,285
734	National Presto Industries, Inc.	50,374
5,378	Northwest Pipe Co.*	207,053
64,389	NOW, Inc.*	827,399
6,786	NV5 Global, Inc.*	714,023
2,889	Omega Flex, Inc.	336,222
3,707	PAM Transportation Services, Inc.*	107,503
10,560	Parsons Corp.*	475,517
20,455	PGT Innovations, Inc.*	432,623
5,296	Powell Industries, Inc.	234,878
2,331	Preformed Line Products Co.	207,844
12,083	Primoris Services Corp.	332,283
6,479	Proto Labs, Inc.*	203,700
14,814	Quanex Building Products Corp.	384,423
35,305	Radiant Logistics, Inc.*	200,532
2,687	RBC Bearings, Inc.*	617,499
2,969	Red Violet, Inc.*	60,479
26,261	Resideo Technologies, Inc.*	481,627
28,761	Resources Connection, Inc.	519,424
15,489	REV Group, Inc.	181,066
13,452	Rush Enterprises, Inc., Class A	762,459
6,194	Rush Enterprises, Inc., Class B	371,516
44,763	Safe Bulkers, Inc. (Greece)	167,861
3,588	Saia, Inc.*	971,882
5,439	Shoals Technologies Group, Inc., Class A*	133,473
13,270	Shyft Group, Inc. (The)	344,091
11,030	Simpson Manufacturing Co., Inc.	1,189,696
7,293	SP Plus Corp.*	248,108
6,281	Spirit Airlines, Inc.	115,068
6,430	SPX Technologies, Inc.*	452,929
2,334	Standex International Corp.	269,997
32,287	Steelcase, Inc., Class A	254,099
8,428	Stem, Inc.*	68,772
7,895	Sterling Infrastructure, Inc.*	303,642
5,390	SunPower Corp.*	80,958
7,643	Tennant Co.	541,277
12,018	Terex Corp.	711,586
9,261	Textainer Group Holdings Ltd. (China)	304,872
14,825	Titan International, Inc.*	183,978
14,133	Titan Machinery, Inc.*	647,150
6,634	Transcat, Inc.*	596,994
6,164	TriNet Group, Inc.*	510,811
5,978	Trinity Industries, Inc.	166,846
8,130	Triton International Ltd. (Bermuda)	560,482
24,790	TrueBlue, Inc.*	463,573
16,682	Tutor Perini Corp.*	135,291
16,060	UFP Industries, Inc.	1,373,612
2,783	UniFirst Corp.	545,830
17,390	Upwork, Inc.*	197,203
6,695	V2X, Inc.*	310,447
9,701	Veritiv Corp.	1,469,119

Common Stocks – (continued)
Industrials – (continued)
7,056	Vicor Corp.*	331,632
24,712	View, Inc.*	15,692
11,928	Wabash National Corp.	326,827
7,496	Watts Water Technologies, Inc., Class A	1,313,524
9,056	Werner Enterprises, Inc.	420,651
8,054	Willdan Group, Inc.*	145,455
9,991	Zurn Elkay Water Solutions Corp.	229,793

		83,716,748

Information Technology – 12.7%
52,101	8x8, Inc.*	277,177
44,304	A10 Networks, Inc.	674,307
18,812	ACI Worldwide, Inc.*	486,290
33,035	Adeia, Inc.	325,725
10,751	ADTRAN Holdings, Inc.	187,605
6,765	Advanced Energy Industries, Inc.	629,686
10,551	Agilysys, Inc.*	843,130
9,747	Alarm.com Holdings, Inc.*	495,440
10,055	Alpha & Omega Semiconductor Ltd.*	268,569
9,629	Altair Engineering, Inc., Class A*	616,834
5,231	Ambarella, Inc.*	493,336
11,759	American Software, Inc., Class A	159,217
30,039	Amkor Technology, Inc.	773,805
5,057	Appfolio, Inc., Class A*	667,827
8,413	Appian Corp., Class A*	348,719
9,795	Asana, Inc., Class A*	144,868
25,357	Avid Technology, Inc.*	736,874
11,338	Axcelis Technologies, Inc.*	1,457,387
7,810	Badger Meter, Inc.	949,852
6,782	Belden, Inc.	572,265
10,812	Benchmark Electronics, Inc.	257,217
7,710	Blackbaud, Inc.*	429,370
2,331	Blackline, Inc.*	159,347
31,006	Box, Inc., Class A*	1,034,050
36,860	Brightcove, Inc.*	197,938
13,660	Calix, Inc.*	698,709
8,343	Cambium Networks Corp.*	167,444
32,953	Casa Systems, Inc.*	119,290
4,652	Cass Information Systems, Inc.	224,924
8,272	Cerence, Inc.*	226,487
5,544	CEVA, Inc.*	174,969
3,050	Clear Secure, Inc., Class A	93,757
6,306	Clearfield, Inc.*	395,323
12,981	Cohu, Inc.*	482,893
12,215	CommScope Holding Co., Inc.*	88,437
12,718	CommVault Systems, Inc.*	748,836
9,151	Comtech Telecommunications Corp.	146,324
84,148	Conduent, Inc.*	334,909
3,065	Consensus Cloud Solutions, Inc.*	125,788
6,623	Corsair Gaming, Inc.*	115,902
7,655	Couchbase, Inc.*	124,470
6,242	Credo Technology Group Holding Ltd.*	66,228
11,783	CSG Systems International, Inc.	662,205
6,452	CTS Corp.	279,436
23,849	Cvent Holding Corp.*	173,144
11,448	Digi International, Inc.*	382,020

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
12,570	Digital Turbine, Inc.*	$135,002
13,072	Diodes, Inc.*	1,198,572
10,287	Domo, Inc., Class B*	158,111
13,990	Ebix, Inc.	243,146
27,431	Edgio, Inc.*	33,740
18,595	eGain Corp.*	145,227
5,933	Envestnet, Inc.*	370,872
8,275	ePlus, Inc.*	448,257
13,051	EVERTEC, Inc. (Puerto Rico)	480,407
5,886	Evo Payments, Inc., Class A*	199,241
6,562	ExlService Holdings, Inc.*	1,079,515
58,295	Extreme Networks, Inc.*	1,091,282
6,135	Fabrinet (Thailand)*	747,672
5,426	FARO Technologies, Inc.*	147,587
18,897	FormFactor, Inc.*	568,800
10,947	Grid Dynamics Holdings, Inc.*	127,533
21,327	Hackett Group, Inc. (The)	397,535
24,553	Harmonic, Inc.*	323,854
6,470	I3 Verticals, Inc., Class A*	159,227
13,736	Identiv, Inc.*	96,427
6,333	Impinj, Inc.*	839,882
18,205	Infinera Corp.*	128,709
33,109	Information Services Group, Inc.	174,484
46,744	Inseego Corp.*	41,859
8,156	Insight Enterprises, Inc.*	1,092,252
2,440	InterDigital, Inc.(a)	178,096
11,962	International Money Express, Inc.*	305,629
4,702	Itron, Inc.*	262,231
9,771	Kimball Electronics, Inc.*	244,373
22,549	Knowles Corp.*	382,882
15,780	Kulicke & Soffa Industries, Inc. (Singapore)	841,074
11,505	LiveRamp Holdings, Inc.*	271,863
6,177	MACOM Technology Solutions Holdings, Inc.*	423,372
11,295	Maximus, Inc.	927,094
16,514	MaxLinear, Inc.*	564,944
9,539	Methode Electronics, Inc.	464,835
20,164	Mitek Systems, Inc.*	187,525
10,934	Model N, Inc.*	363,009
17,996	Momentive Global, Inc.*	124,172
19,312	MoneyGram International, Inc.*	209,535
21,516	Napco Security Technologies, Inc.*	679,906
9,450	NETGEAR, Inc.*	171,045
17,527	NetScout Systems, Inc.*	498,468
5,696	Novanta, Inc.*	893,759
14,357	OneSpan, Inc.*	194,107
12,346	Onto Innovation, Inc.*	1,018,175
3,767	OSI Systems, Inc.*	348,636
14,964	Paysafe Ltd.*	298,382
10,466	PC Connection, Inc.	458,411
4,356	PDF Solutions, Inc.*	163,089
8,427	Perficient, Inc.*	596,632
26,220	Photronics, Inc.*	461,996
5,542	Plexus Corp.*	531,422
10,640	Power Integrations, Inc.	875,140

Common Stocks – (continued)
Information Technology – (continued)
12,240	Progress Software Corp.	703,066
5,429	PROS Holdings, Inc.*	141,643
6,733	Qualys, Inc.*	795,504
55,355	Rackspace Technology, Inc.*	130,084
23,669	Rambus, Inc.*	1,046,880
7,980	Rapid7, Inc.*	377,454
9,615	Remitly Global, Inc.*	140,667
27,454	Repay Holdings Corp.*	232,810
43,336	Ribbon Communications, Inc.*	193,279
3,727	Rimini Street, Inc.*	15,952
924	Rogers Corp.*	136,013
14,033	Sabre Corp.*	71,007
14,299	Sanmina Corp.*	864,518
8,988	Sapiens International Corp. NV (Israel)	185,333
8,674	ScanSource, Inc.*	270,455
6,751	SecureWorks Corp., Class A*	51,105
11,356	Semtech Corp.*	349,878
5,135	ShotSpotter, Inc.*	175,103
3,631	Silicon Laboratories, Inc.*	648,242
1,937	SiTime Corp.*	240,479
24,004	SMART Global Holdings, Inc.*	400,867
6,394	Sprout Social, Inc., Class A*	389,906
7,859	SPS Commerce, Inc.*	1,183,880
10,116	Squarespace, Inc., Class A*	236,816
39,457	StoneCo Ltd., Class A (Brazil)*	335,779
5,857	Super Micro Computer, Inc.*	573,810
8,673	Synaptics, Inc.*	1,020,032
12,771	Tenable Holdings, Inc.*	564,861
4,889	TTEC Holdings, Inc.	196,831
29,768	TTM Technologies, Inc.*	395,617
12,231	Turtle Beach Corp.*	98,949
11,887	Ultra Clean Holdings, Inc.*	378,720
30,933	Unisys Corp.*	154,046
20,106	Upland Software, Inc.*	116,414
14,417	Varonis Systems, Inc.*	390,412
10,292	Veeco Instruments, Inc.*	218,911
12,767	Verint Systems, Inc.*	477,230
13,883	Veritone, Inc.*	98,430
20,572	Verra Mobility Corp.*	354,456
37,875	Viavi Solutions, Inc.*	414,352
27,058	Vishay Intertechnology, Inc.	574,441
7,794	Vishay Precision Group, Inc.*	339,818
7,587	Workiva, Inc.*	676,760
23,816	Xerox Holdings Corp.	392,726
8,835	Xperi, Inc.*	103,281
35,820	Yext, Inc.*	262,919
29,005	Zeta Global Holdings Corp., Class A*	307,743
23,515	Zuora, Inc., Class A*	199,172

		60,013,976

Materials – 4.6%
8,939	AdvanSix, Inc.	367,840
6,310	Alpha Metallurgical Resources, Inc.	1,058,439
18,766	American Vanguard Corp.	391,646
7,728	Arconic Corp.*	204,328
9,212	ATI, Inc.*	374,468

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
15,268	Avient Corp.	$666,143
3,432	Balchem Corp.	446,160
8,763	Cabot Corp.	696,921
8,436	Carpenter Technology Corp.	407,712
5,057	Chase Corp.	495,283
5,917	Clearwater Paper Corp.*	228,337
26,956	Commercial Metals Co.	1,394,973
2,934	Compass Minerals International, Inc.	113,047
17,839	Constellium SE*	285,246
5,530	Greif, Inc., Class A	392,907
2,840	Hawkins, Inc.	115,503
8,579	HB Fuller Co.	598,471
37,972	Hecla Mining Co.	195,556
7,118	Ingevity Corp.*	587,662
6,956	Innospec, Inc.	761,404
3,819	Intrepid Potash, Inc.*	120,948
2,688	Kaiser Aluminum Corp.	213,212
4,937	Koppers Holdings, Inc.	177,189
11,351	Livent Corp.*	266,181
8,126	LSB Industries, Inc.*	110,432
4,129	Materion Corp.	461,127
6,384	Mativ Holdings, Inc.	165,409
6,121	Minerals Technologies, Inc.	371,851
31,746	Myers Industries, Inc.	820,317
20,572	Novagold Resources, Inc. (Canada)*	114,997
25,717	O-I Glass, Inc.*	571,432
8,845	Olympic Steel, Inc.	464,363
23,767	Orion Engineered Carbons SA (Germany)	606,059
9,451	Pactiv Evergreen, Inc.	102,165
10,900	Perimeter Solutions SA*	93,304
1,760	Piedmont Lithium, Inc.*	114,224
1,157	Quaker Chemical Corp.	226,517
20,887	Ramaco Resources, Inc.	207,826
36,781	Rayonier Advanced Materials, Inc.*	301,604
15,501	Resolute Forest Products, Inc.*	339,782
18,262	Ryerson Holding Corp.	656,154
14,167	Schnitzer Steel Industries, Inc., Class A	463,119
7,988	Sensient Technologies Corp.	602,215
3,803	Stepan Co.	395,854
15,219	Summit Materials, Inc., Class A*	449,569
38,630	SunCoke Energy, Inc.	367,371
4,392	Sylvamo Corp.	216,657
19,955	TimkenSteel Corp.*	364,977
11,329	Tredegar Corp.	131,643
9,448	TriMas Corp.	283,346
6,554	Trinseo PLC	151,922
22,390	Tronox Holdings PLC	349,284
1,890	United States Lime & Minerals, Inc.	304,857
23,287	Warrior Met Coal, Inc.	891,193
6,814	Worthington Industries, Inc.	411,838

		21,670,984

Real Estate – 6.2%
15,181	Acadia Realty Trust REIT	221,187
8,407	Agree Realty Corp. REIT	595,047
24,281	Alexander & Baldwin, Inc. REIT	453,326

Common Stocks – (continued)
Real Estate – (continued)
536	Alexander’s, Inc. REIT	117,336
8,166	American Assets Trust, Inc. REIT	206,028
67,824	Anywhere Real Estate, Inc.*	392,701
58,911	Apartment Investment and Management Co., Class A REIT	441,832
38,876	Apple Hospitality REIT, Inc. REIT	641,843
10,787	Armada Hoffler Properties, Inc. REIT	138,289
26,718	Braemar Hotels & Resorts, Inc. REIT	124,506
27,485	Brandywine Realty Trust REIT	161,887
21,633	Broadstone Net Lease, Inc. REIT	383,986
8,878	BRT Apartments Corp. REIT	187,947
16,633	CareTrust REIT, Inc. REIT	327,171
6,270	CBL & Associates Properties, Inc. REIT	160,199
2,584	Centerspace REIT	161,784
16,341	Chatham Lodging Trust REIT	199,524
14,645	City Office REIT, Inc. REIT	123,897
6,000	Community Healthcare Trust, Inc. REIT	232,440
255,763	Compass, Inc., Class A*	923,304
17,362	Corporate Office Properties Trust REIT	441,516
11,107	CTO Realty Growth, Inc. REIT	195,261
65,127	Cushman & Wakefield PLC*	842,743
31,135	DiamondRock Hospitality Co. REIT	271,497
13,246	DigitalBridge Group, Inc.	162,528
53,412	Diversified Healthcare Trust REIT	52,344
40,616	Douglas Elliman, Inc.	171,400
14,073	Easterly Government Properties, Inc. REIT	212,502
10,389	Elme Communities REIT	193,339
39,329	Empire State Realty Trust, Inc., Class A REIT	286,708
10,307	Equity Commonwealth REIT	218,818
11,484	Essential Properties Realty Trust, Inc. REIT	295,828
63,919	eXp World Holdings, Inc.(a)	772,142
11,200	Farmland Partners, Inc. REIT	120,064
11,074	Forestar Group, Inc.*	158,026
15,276	Four Corners Property Trust, Inc. REIT	414,743
31,944	Franklin Street Properties Corp. REIT	77,304
3,740	FRP Holdings, Inc.*	204,391
8,497	Getty Realty Corp. REIT	291,702
11,375	Gladstone Commercial Corp. REIT	155,610
6,150	Gladstone Land Corp. REIT	108,240
9,554	Global Medical REIT, Inc. REIT	96,113
22,441	Global Net Lease, Inc. REIT	316,867
29,264	Hersha Hospitality Trust, Class A REIT	244,647
22,126	Independence Realty Trust, Inc. REIT	400,259
32,220	Industrial Logistics Properties Trust REIT	132,102
2,768	Innovative Industrial Properties, Inc. REIT	244,719
6,824	InvenTrust Properties Corp. REIT	165,073
19,414	iStar, Inc. REIT	149,488
17,821	Kennedy-Wilson Holdings, Inc.	297,789
36,546	Kite Realty Group Trust REIT	793,779
7,147	LTC Properties, Inc. REIT	256,006
38,059	LXP Industrial Trust REIT	396,955

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
27,790	Macerich Co. (The) REIT	$332,091
24,438	Marcus & Millichap, Inc.	839,934
6,798	National Health Investors, Inc. REIT	373,890
34,613	Necessity Retail REIT, Inc. (The) REIT	237,445
5,427	NETSTREIT Corp. REIT	109,571
31,967	Newmark Group, Inc., Class A	256,375
5,969	NexPoint Residential Trust, Inc. REIT	289,079
45,122	Offerpad Solutions, Inc.*	25,647
17,623	Office Properties Income Trust REIT	289,722
17,264	Orion Office REIT, Inc. REIT	147,780
16,107	Outfront Media, Inc. REIT	281,067
42,281	Paramount Group, Inc. REIT	222,821
21,218	Pebblebrook Hotel Trust REIT	302,781
9,551	Phillips Edison & Co., Inc. REIT	325,594
31,259	Physicians Realty Trust REIT	463,571
27,343	Piedmont Office Realty Trust, Inc., Class A REIT	250,188
6,435	Plymouth Industrial REIT, Inc. REIT	139,189
11,374	Postal Realty Trust, Inc., Class A REIT	166,402
23,958	PotlatchDeltic Corp. REIT	1,105,901
14,797	RE/MAX Holdings, Inc., Class A	273,597
55,690	Redfin Corp.*	412,663
20,069	Retail Opportunity Investments Corp. REIT	285,582
22,833	RLJ Lodging Trust REIT	258,926
11,068	RMR Group, Inc. (The), Class A	311,454
23,998	RPT Realty REIT	257,259
5,340	Ryman Hospitality Properties, Inc. REIT	495,392
35,301	Sabra Health Care REIT, Inc. REIT	420,435
2,515	Saul Centers, Inc. REIT	98,890
36,379	Service Properties Trust REIT	399,441
25,516	SITE Centers Corp. REIT	341,149
5,867	St Joe Co. (The)	251,284
23,157	STAG Industrial, Inc. REIT	779,001
35,892	Summit Hotel Properties, Inc. REIT	265,601
31,258	Sunstone Hotel Investors, Inc. REIT	330,397
21,821	Tanger Factory Outlet Centers, Inc. REIT	412,199
10,143	Terreno Realty Corp. REIT	630,996
10,934	UMH Properties, Inc. REIT	185,987
43,485	Uniti Group, Inc. REIT	238,733
2,995	Universal Health Realty Income Trust REIT	158,795
12,265	Urban Edge Properties REIT	188,881
2,141	Urstadt Biddle Properties, Inc., Class A REIT	37,039
19,728	Veris Residential, Inc. REIT*	318,410
21,618	Whitestone REIT	204,290
16,308	Xenia Hotels & Resorts, Inc. REIT	228,964

		29,279,150

Utilities – 3.5%
11,368	ALLETE, Inc.	695,608
10,897	American States Water Co.	973,102
13,502	Avista Corp.	555,202
12,192	Black Hills Corp.	748,711
22,707	Brookfield Infrastructure Corp., Class A (Canada)(a)	981,170

Common Stocks – (continued)
Utilities – (continued)
8,888	California Water Service Group	508,749
4,545	Chesapeake Utilities Corp.	582,169
27,135	Clearway Energy, Inc., Class A	806,181
30,650	Clearway Energy, Inc., Class C	962,717
7,339	MGE Energy, Inc.	519,454
3,072	Middlesex Water Co.	235,008
40,745	Montauk Renewables, Inc.*	401,746
16,483	New Jersey Resources Corp.	841,128
5,401	Northwest Natural Holding Co.	261,084
10,751	NorthWestern Corp.	621,193
11,579	ONE Gas, Inc.	928,173
10,121	Ormat Technologies, Inc.	855,427
12,467	Otter Tail Corp.	883,786
17,451	PNM Resources, Inc.	855,099
19,338	Portland General Electric Co.	924,356
18,142	Pure Cycle Corp.*	160,194
5,276	SJW Group	403,297
10,488	Southwest Gas Holdings, Inc.	660,849
9,191	Spire, Inc.	647,046
6,598	Sunnova Energy International, Inc.*	117,312
5,126	Unitil Corp.	278,444
1,934	Via Renewables, Inc.	11,333
4,884	York Water Co. (The)	212,356

		16,630,894

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $453,347,856)		$467,580,120

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,262,941	4.475%	$2,262,941
(Cost $2,262,941)

TOTAL INVESTMENTS – 99.5%
(Cost $455,610,797)		$469,843,061

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		2,401,470

NET ASSETS – 100.0%		$472,244,531

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	40	03/17/23	$3,798,200	$(20,015)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Australia – 2.2%
5,733	ASX Ltd. (Financials)	$263,046
49,083	Brambles Ltd. (Industrials)	425,986
209,059	Coles Group Ltd. (Consumer Staples)	2,562,998
32,602	EBOS Group Ltd. (Health Care)	896,211
312,105	Medibank Pvt Ltd. (Financials)	702,963
53,981	National Australia Bank Ltd. (Financials)	1,092,063
27,682	Sonic Healthcare Ltd. (Health Care)	601,276
606,297	Telstra Group Ltd. (Communication Services)	1,700,843
65,044	Wesfarmers Ltd. (Consumer Discretionary)	2,115,924
51,808	Westpac Banking Corp. (Financials)	787,125
80,390	Woolworths Group Ltd. (Consumer Staples)	2,001,470

		13,149,905

Austria – 0.3%
16,555	ANDRITZ AG (Industrials)	1,026,182
8,384	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	235,173
25,158	Wienerberger AG (Materials)	786,529

		2,047,884

Belgium – 0.6%
5,073	Ackermans & van Haaren NV (Industrials)	862,401
1,709	Groupe Bruxelles Lambert NV (Financials)	144,122
13,549	Proximus SADP (Communication Services)	125,295
12,826	Solvay SA (Materials)	1,472,414
6,641	UCB SA (Health Care)	573,142
21,836	Warehouses De Pauw CVA REIT (Real Estate)	670,629

		3,848,003

Canada – 4.4%
4,392	Atco Ltd., Class I (Utilities)	136,491
9,030	Bank of Montreal (Financials)	857,732
20,207	Bank of Nova Scotia (The) (Financials)	1,000,962
16,093	BCE, Inc. (Communication Services)	713,603
27,271	Canadian Imperial Bank of Commerce (Financials)	1,249,925
11,845	Canadian Utilities Ltd., Class A (Utilities)	311,383
27,455	CGI, Inc. (Information Technology)*	2,467,108
35,137	Enbridge, Inc. (Energy)	1,321,138
6,396	George Weston Ltd. (Consumer Staples)	803,112
62,469	Great-West Lifeco, Inc. (Financials)	1,708,268
23,427	Hydro One Ltd. (Utilities)(a)	609,314
8,829	Intact Financial Corp. (Financials)	1,271,124
28,363	Loblaw Cos. Ltd. (Consumer Staples)	2,429,329
12,857	Metro, Inc. (Consumer Staples)	669,268
17,711	National Bank of Canada (Financials)	1,303,754
24,072	Open Text Corp. (Information Technology)	830,484

Common Stocks – (continued)
Canada – (continued)
21,831	Pembina Pipeline Corp. (Energy)	718,373
90,780	Power Corp. of Canada (Financials)	2,428,446
8,155	Quebecor, Inc., Class B (Communication Services)	193,355
11,350	RioCan Real Estate Investment Trust REIT (Real Estate)	180,156
19,024	Royal Bank of Canada (Financials)	1,935,866
25,650	Sun Life Financial, Inc. (Financials)(b)	1,242,323
26,157	TELUS Corp. (Communication Services)	521,238
4,870	Thomson Reuters Corp. (Industrials)	591,146
17,215	Toronto-Dominion Bank (The) (Financials)	1,148,763

		26,642,661

Denmark – 0.1%
13,854	Tryg A/S (Financials)	307,856

Finland – 0.5%
7,201	Elisa OYJ (Communication Services)	410,242
24,325	Orion OYJ, Class B (Health Care)	1,149,242
26,871	Sampo OYJ, Class A (Financials)	1,311,988
8,083	UPM-Kymmene OYJ (Materials)	294,106

		3,165,578

France – 2.4%
6,902	Air Liquide SA (Materials)	1,102,035
61,934	AXA SA (Financials)	1,960,579
15,621	Bouygues SA (Industrials)	530,777
5,991	Capgemini SE (Information Technology)	1,129,963
60,012	Cie Generale des Etablissements Michelin (Consumer Discretionary)	1,892,417
8,559	Dassault Systemes (Information Technology)	332,030
3,135	Legrand SA (Industrials)	291,241
2,950	L’Oreal SA (Consumer Staples)	1,173,491
351,365	Orange SA (Communication Services)	4,021,345
1,859	Pernod Ricard SA (Consumer Staples)	389,760
12,571	Thales SA (Industrials)	1,762,431

		14,586,069

Germany – 1.5%
901	Allianz SE (Financials)	212,267
8,478	Beiersdorf AG (Consumer Staples)	1,015,974
5,007	Deutsche Boerse AG (Financials)	876,138
129,589	Deutsche Telekom AG (Communication Services)	2,918,309
44,281	E.ON SE (Utilities)	485,801
40,829	Evonik Industries AG (Materials)	875,942
1,524	Hannover Rueck SE (Financials)	296,897
2,539	Henkel AG & Co. KGaA (Consumer Staples)	176,231
1,186	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	410,153
3,700	SAP SE (Information Technology)	421,736

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
4,166	Symrise AG (Materials)	$427,667
12,264	Talanx AG (Financials)	587,350

		8,704,465

Hong Kong – 0.2%
95,588	CK Asset Holdings Ltd. (Real Estate)	599,137
28,978	CLP Holdings Ltd. (Utilities)	205,074
93,059	Power Assets Holdings Ltd. (Utilities)	497,927

		1,302,138

Ireland – 0.1%
4,367	Kerry Group PLC, Class A (Consumer Staples)	419,680

Israel – 1.1%
110,339	Bank Hapoalim BM (Financials)	923,670
151,993	Bank Leumi Le-Israel BM (Financials)	1,182,908
13,725	Check Point Software Technologies Ltd. (Information Technology)*	1,698,057
11,919	First International Bank Of Israel Ltd. (The) (Financials)	422,532
208,221	Israel Discount Bank Ltd., Class A (Financials)	988,380
127,690	Mivne Real Estate KD Ltd. (Real Estate)	330,148
34,364	Mizrahi Tefahot Bank Ltd. (Financials)	1,022,548
61,008	Shufersal Ltd. (Consumer Staples)	314,977

		6,883,220

Italy – 1.1%
144,912	Assicurazioni Generali SpA (Financials)	2,875,339
142,446	Eni SpA (Energy)	2,019,122
141,664	Hera SpA (Utilities)	379,042
12,266	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	522,145
55,511	Snam SpA (Utilities)	273,508
44,134	Terna – Rete Elettrica Nazionale (Utilities)	333,620
97,884	UnipolSai Assicurazioni SpA (Financials)	249,757

		6,652,533

Japan – 7.0%
24,632	Brother Industries Ltd. (Information Technology)	362,206
73,458	Canon, Inc. (Information Technology)	1,585,752
16,852	Daiwa House Industry Co. Ltd. (Real Estate)	388,840
158	Daiwa House REIT Investment Corp. REIT (Real Estate)	326,057
116,127	Daiwa Securities Group, Inc. (Financials)	554,995
31,476	FUJIFILM Holdings Corp. (Information Technology)	1,468,256
2,194	Hirose Electric Co. Ltd. (Information Technology)	268,180
28,220	Japan Post Bank Co. Ltd. (Financials)(b)	243,635

Common Stocks – (continued)
Japan – (continued)
282,148	Japan Post Holdings Co. Ltd. (Financials)	2,506,325
132,052	Japan Tobacco, Inc. (Consumer Staples)	2,684,859
63,493	KDDI Corp. (Communication Services)	1,857,968
41,576	Kirin Holdings Co. Ltd. (Consumer Staples)	622,350
33,056	Kyocera Corp. (Information Technology)	1,627,865
16,996	Kyushu Railway Co. (Industrials)	371,700
14,083	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	557,261
19,636	MEIJI Holdings Co. Ltd. (Consumer Staples)	899,524
55,972	Mitsubishi Estate Co. Ltd. (Real Estate)	696,697
129,020	Mitsubishi HC Capital, Inc. (Financials)	673,444
159,433	Mizuho Financial Group, Inc. (Financials)	2,484,283
21,601	MS&AD Insurance Group Holdings, Inc. (Financials)	705,999
4,294	NH Foods Ltd. (Consumer Staples)	118,529
7,540	Nichirei Corp. (Consumer Staples)	148,791
184,383	Nippon Telegraph & Telephone Corp. (Communication Services)	5,342,728
44,242	Nisshin Seifun Group, Inc. (Consumer Staples)	511,228
2,382	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	198,303
25,242	Obayashi Corp. (Industrials)	186,607
20,085	Ono Pharmaceutical Co. Ltd. (Health Care)	409,913
13,606	Otsuka Holdings Co. Ltd. (Health Care)	412,930
13,589	Secom Co. Ltd. (Industrials)	790,410
96,195	Sekisui House Ltd. (Consumer Discretionary)	1,821,642
321,018	SoftBank Corp. (Communication Services)	3,623,427
47,066	Sumitomo Mitsui Financial Group, Inc. (Financials)	2,063,489
112,088	Takeda Pharmaceutical Co. Ltd. (Health Care)	3,465,952
33,582	Teijin Ltd. (Materials)	348,849
5,326	Tobu Railway Co. Ltd. (Industrials)	118,864
24,731	Trend Micro, Inc. (Information Technology)	1,163,790
18,967	USS Co. Ltd. (Consumer Discretionary)	307,588

		41,919,236

Netherlands – 1.4%
4,168	HAL Trust (Financials)	552,521
135,605	Koninklijke Ahold Delhaize NV (Consumer Staples)	4,316,432
140,811	Koninklijke KPN NV (Communication Services)	483,979
28,198	Wolters Kluwer NV (Industrials)	3,272,992

		8,625,924

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
New Zealand – 0.2%
174,112	Fletcher Building Ltd. (Industrials)	$512,388
16,598	Mainfreight Ltd. (Industrials)	749,138

		1,261,526

Norway – 0.6%
38,474	DNB Bank ASA (Financials)	771,968
44,381	Gjensidige Forsikring ASA (Financials)	790,974
39,678	SpareBank 1 SR-Bank ASA (Financials)	498,537
98,175	Storebrand ASA (Financials)	816,026
85,252	Telenor ASA (Communication Services)	960,332

		3,837,837

Singapore – 0.9%
267,317	Genting Singapore Ltd. (Consumer Discretionary)	202,550
74,230	Keppel Corp. Ltd. (Industrials)	302,181
152,697	Oversea-Chinese Banking Corp. Ltd. (Financials)	1,437,188
1,417,789	Sembcorp Marine Ltd. (Industrials)*	133,759
34,564	Singapore Airlines Ltd. (Industrials)	146,097
147,024	Singapore Exchange Ltd. (Financials)	951,290
243,055	Singapore Telecommunications Ltd. (Communication Services)	427,917
30,480	United Overseas Bank Ltd. (Financials)	677,459
105,182	UOL Group Ltd. (Real Estate)	533,665
22,668	Venture Corp. Ltd. (Information Technology)	289,128

		5,101,234

Spain – 0.5%
5,915	ACS Actividades de Construccion y Servicios SA (Industrials)	179,780
38,136	Iberdrola SA (Utilities)	439,416
44,397	Naturgy Energy Group SA (Utilities)	1,226,984
57,631	Red Electrica Corp. SA (Utilities)	960,159

		2,806,339

Sweden – 1.0%
26,556	Axfood AB (Consumer Staples)	638,397
114,222	Investor AB, Class A (Financials)	2,354,844
4,442	Investor AB, Class B (Financials)	86,296
84,358	Svenska Handelsbanken AB, Class A (Financials)	898,699
47,706	Swedbank AB, Class A (Financials)	978,036
31,789	Tele2 AB, Class B (Communication Services)	293,669
368,737	Telia Co. AB (Communication Services)	956,441

		6,206,382

Switzerland – 1.6%
1,230	Geberit AG (Industrials)	667,986
30,650	Novartis AG (Health Care)	2,592,619

Common Stocks – (continued)
Switzerland – (continued)
909	SGS SA (Industrials)	2,092,955
2,927	Swisscom AG (Communication Services)	1,812,570
4,541	Zurich Insurance Group AG (Financials)	2,162,819

		9,328,949

United Kingdom – 2.8%
313,531	BAE Systems PLC (Industrials)	3,408,595
27,654	British American Tobacco PLC (Consumer Staples)	1,052,422
22,095	Bunzl PLC (Industrials)	792,850
413,457	CK Hutchison Holdings Ltd. (Industrials)	2,465,098
14,673	Diageo PLC (Consumer Staples)	626,887
7,646	Halma PLC (Information Technology)	200,313
1,480	Linde PLC (Materials)	515,588
70,498	National Grid PLC (Utilities)	894,451
90,394	RELX PLC (Industrials)	2,739,171
224,927	Sage Group PLC (The) (Information Technology)	2,038,497
8,688	Severn Trent PLC (Utilities)	289,354
669,729	Tesco PLC (Consumer Staples)	2,067,559

		17,090,785

United States – 69.2%
12,675	3M Co. (Industrials)	1,365,605
8,166	Abbott Laboratories (Health Care)	830,646
23,623	AbbVie, Inc. (Health Care)	3,635,580
15,991	Accenture PLC, Class A (Information Technology)	4,246,410
7,103	Adobe, Inc. (Information Technology)*	2,301,017
36,432	Aflac, Inc. (Financials)	2,482,841
3,083	Agilent Technologies, Inc. (Health Care)	437,694
2,778	Air Products and Chemicals, Inc. (Materials)	794,452
17,016	Akamai Technologies, Inc. (Information Technology)*	1,235,361
9,451	Allstate Corp. (The) (Financials)	1,217,100
30,791	Alphabet, Inc., Class A (Communication Services)*	2,773,037
29,782	Alphabet, Inc., Class C (Communication Services)*	2,689,315
15,921	Altria Group, Inc. (Consumer Staples)	739,212
47,042	Amazon.com, Inc. (Consumer Discretionary)*	4,432,768
29,332	Amcor PLC (Materials)	326,758
28,760	Amdocs Ltd. (Information Technology)	2,634,704
11,613	Ameren Corp. (Utilities)	960,511
13,337	American Electric Power Co., Inc. (Utilities)	1,173,256
12,622	AmerisourceBergen Corp. (Health Care)	1,963,478
6,306	AMETEK, Inc. (Industrials)	892,677
3,950	Amgen, Inc. (Health Care)	915,057
30,641	Amphenol Corp., Class A (Information Technology)	2,375,290
3,928	Analog Devices, Inc. (Information Technology)	720,670

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
111,016	Annaly Capital Management, Inc. REIT (Financials)	$2,295,811
4,256	Aon PLC, Class A (Financials)	1,294,037
114,254	Apple, Inc. (Information Technology)	16,842,182
16,994	Arch Capital Group Ltd. (Financials)*	1,189,580
43,312	Archer-Daniels-Midland Co. (Consumer Staples)	3,447,635
9,517	Arthur J Gallagher & Co. (Financials)	1,783,010
74,430	AT&T, Inc. (Communication Services)	1,407,471
2,847	Atmos Energy Corp. (Utilities)	321,170
15,363	Automatic Data Processing, Inc. (Information Technology)	3,377,095
2,630	AutoZone, Inc. (Consumer Discretionary)*	6,539,600
42,721	Bank of America Corp. (Financials)	1,465,330
6,680	Baxter International, Inc. (Health Care)	266,866
4,610	Becton Dickinson and Co. (Health Care)	1,081,276
9,805	Berkshire Hathaway, Inc., Class B (Financials)*	2,992,290
4,894	Boston Scientific Corp. (Health Care)*	228,648
53,753	Bristol-Myers Squibb Co. (Health Care)	3,706,807
2,532	Broadcom, Inc. (Information Technology)	1,504,742
5,690	Broadridge Financial Solutions, Inc. (Information Technology)	801,038
3,641	Brown-Forman Corp., Class B (Consumer Staples)	236,192
13,112	Campbell Soup Co. (Consumer Staples)	688,642
24,700	Cardinal Health, Inc. (Health Care)	1,870,037
12,076	CDW Corp. (Information Technology)	2,444,424
21,262	CenterPoint Energy, Inc. (Utilities)	591,509
25,452	C.H. Robinson Worldwide, Inc. (Industrials)	2,544,182
18,623	Chevron Corp. (Energy)	2,994,020
3,899	Chubb Ltd. (Financials)	822,767
9,603	Church & Dwight Co., Inc. (Consumer Staples)	804,539
4,618	Cintas Corp. (Industrials)	2,024,854
101,195	Cisco Systems, Inc. (Information Technology)	4,899,862
41,537	Citigroup, Inc. (Financials)	2,105,511
8,618	CMS Energy Corp. (Utilities)	508,203
52,302	Coca-Cola Co. (The) (Consumer Staples)	3,112,492
51,723	Cognizant Technology Solutions Corp., Class A (Information Technology)	3,239,412
66,111	Colgate-Palmolive Co. (Consumer Staples)	4,845,936
59,097	Comcast Corp., Class A (Communication Services)	2,196,635
84,024	Computershare Ltd. (Information Technology)	1,405,208
23,586	Conagra Brands, Inc. (Consumer Staples)	858,766
21,295	Consolidated Edison, Inc. (Utilities)	1,902,708
1,226	Constellation Brands, Inc., Class A (Consumer Staples)	274,256

Common Stocks – (continued)
United States – (continued)
699	Cooper Cos., Inc. (The) (Health Care)	228,552
17,728	Corning, Inc. (Information Technology)	601,866
11,454	Corteva, Inc. (Materials)	713,470
5,706	Costco Wholesale Corp. (Consumer Staples)	2,762,731
10,580	CSX Corp. (Industrials)	322,584
2,255	Cummins, Inc. (Industrials)	548,145
46,984	CVS Health Corp. (Health Care)	3,925,043
27,549	Dell Technologies, Inc., Class C (Information Technology)	1,119,591
14,223	Dollar General Corp. (Consumer Discretionary)	3,076,435
1,647	Dover Corp. (Industrials)	246,885
37,555	Dow, Inc. (Materials)	2,148,146
7,377	DTE Energy Co. (Utilities)	809,331
8,110	Duke Energy Corp. (Utilities)	764,449
5,217	Edison International (Utilities)	345,418
4,763	Electronic Arts, Inc. (Communication Services)	528,407
4,991	Elevance Health, Inc. (Health Care)	2,344,123
6,286	Eli Lilly & Co. (Health Care)	1,956,329
6,427	Emerson Electric Co. (Industrials)	531,577
2,430	Entergy Corp. (Utilities)	249,974
971	Everest Re Group Ltd. (Financials)	372,835
8,870	Evergy, Inc. (Utilities)	521,645
22,983	Exelon Corp. (Utilities)	928,283
14,891	Expeditors International of Washington, Inc. (Industrials)	1,557,003
28,226	Exxon Mobil Corp. (Energy)	3,102,320
13,114	F5, Inc. (Information Technology)*	1,875,040
73,047	Fastenal Co. (Industrials)	3,766,303
34,765	Fidelity National Financial, Inc. (Financials)	1,385,733
33,858	Fidelity National Information Services, Inc. (Information Technology)	2,145,581
10,588	FirstEnergy Corp. (Utilities)	418,650
20,772	Fiserv, Inc. (Information Technology)*	2,390,649
4,796	FleetCor Technologies, Inc. (Information Technology)*	1,030,133
9,058	Fortive Corp. (Industrials)	603,806
6,420	Gartner, Inc. (Information Technology)*	2,104,540
13,837	Gen Digital, Inc. (Information Technology)	269,960
19,787	General Dynamics Corp. (Industrials)	4,509,655
23,382	General Mills, Inc. (Consumer Staples)	1,859,103
30,136	Genuine Parts Co. (Consumer Discretionary)	5,329,853
54,400	Gilead Sciences, Inc. (Health Care)	4,380,832
153,851	GSK PLC (Health Care)	2,654,946
168,388	Haleon PLC (Consumer Staples)*	656,324
17,813	Hartford Financial Services Group, Inc. (The) (Financials)	1,394,402
30,753	Henry Schein, Inc. (Health Care)*	2,408,267
23,814	Hershey Co. (The) (Consumer Staples)	5,675,352
252,082	Hewlett Packard Enterprise Co. (Information Technology)	3,935,000

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
12,098	Hologic, Inc. (Health Care)*	$963,485
15,476	Home Depot, Inc. (The) (Consumer Discretionary)	4,589,253
5,948	Honeywell International, Inc. (Industrials)	1,138,923
7,035	Hormel Foods Corp. (Consumer Staples)	312,213
9,567	Illinois Tool Works, Inc. (Industrials)	2,230,642
9,173	Intel Corp. (Information Technology)	228,683
24,144	International Business Machines Corp. (Information Technology)	3,121,819
6,387	International Paper Co. (Materials)	232,423
1,470	Intuit, Inc. (Information Technology)	598,555
2,343	IQVIA Holdings, Inc. (Health Care)*	488,445
5,114	J M Smucker Co. (The) (Consumer Staples)	756,309
36,033	Johnson & Johnson (Health Care)	5,522,418
15,079	JPMorgan Chase & Co. (Financials)	2,161,575
13,147	Kellogg Co. (Consumer Staples)	866,913
30,522	Keurig Dr Pepper, Inc. (Consumer Staples)	1,054,535
18,704	Keysight Technologies, Inc. (Information Technology)*	2,991,892
8,812	Kimberly-Clark Corp. (Consumer Staples)	1,101,941
25,043	Kinder Morgan, Inc. (Energy)	427,234
42,299	Kraft Heinz Co. (The) (Consumer Staples)	1,647,123
3,738	L3Harris Technologies, Inc. (Industrials)	789,428
9,863	Laboratory Corp. of America Holdings (Health Care)	2,360,808
18,016	Liberty Media Corp.-Liberty SiriusXM, Class A (Communication Services)*	583,538
35,713	Liberty Media Corp.-Liberty SiriusXM, Class C (Communication Services)*	1,150,673
4,407	Lockheed Martin Corp. (Industrials)	2,090,064
31,239	Loews Corp. (Financials)	1,908,391
22,096	Lowe’s Cos., Inc. (Consumer Discretionary)	4,546,252
792	Markel Corp. (Financials)*	1,053,249
30,420	Marsh & McLennan Cos., Inc. (Financials)	4,932,299
49,407	Masco Corp. (Industrials)	2,590,409
1,873	Mastercard, Inc., Class A (Information Technology)	665,458
15,997	McDonald’s Corp. (Consumer Discretionary)	4,221,768
7,859	McKesson Corp. (Health Care)	2,749,157
33,065	Merck & Co., Inc. (Health Care)	3,512,826
20,120	Meta Platforms, Inc., Class A (Communication Services)*	3,519,793
9,287	MetLife, Inc. (Financials)	666,157
49,767	Microsoft Corp. (Information Technology)	12,412,885
30,730	Mondelez International, Inc., Class A (Consumer Staples)	2,002,981
4,885	Monster Beverage Corp. (Consumer Staples)*	497,098

Common Stocks – (continued)
United States – (continued)
11,039	Moody’s Corp. (Financials)	3,202,966
17,343	Motorola Solutions, Inc. (Information Technology)	4,557,914
12,962	Nasdaq, Inc. (Financials)	726,650
13,927	Nestle SA (Consumer Staples)	1,576,288
13,879	NetApp, Inc. (Information Technology)	895,889
22,588	NiSource, Inc. (Utilities)	619,589
4,192	Northrop Grumman Corp. (Industrials)	1,945,549
7,588	NVIDIA Corp. (Information Technology)	1,761,630
3,108	Omnicom Group, Inc. (Communication Services)	281,492
3,407	Oracle Corp. (Information Technology)	297,772
9,179	O’Reilly Automotive, Inc. (Consumer Discretionary)*	7,619,488
12,534	Otis Worldwide Corp. (Industrials)	1,060,627
18,057	PACCAR, Inc. (Industrials)	1,303,715
1,551	Packaging Corp. of America (Materials)	212,053
32,675	Paychex, Inc. (Information Technology)	3,607,320
32,125	PepsiCo, Inc. (Consumer Staples)	5,574,651
30,105	Pfizer, Inc. (Health Care)	1,221,360
36,954	Philip Morris International, Inc. (Consumer Staples)	3,595,624
24,629	PPL Corp. (Utilities)	666,707
25,647	Procter & Gamble Co. (The) (Consumer Staples)	3,528,001
9,780	Progressive Corp. (The) (Financials)	1,403,626
16,474	Quest Diagnostics, Inc. (Health Care)	2,279,343
12,895	Raytheon Technologies Corp. (Industrials)	1,264,871
11,788	Realty Income Corp. REIT (Real Estate)	753,843
3,520	Regeneron Pharmaceuticals, Inc. (Health Care)*	2,676,678
20,474	Republic Services, Inc. (Industrials)	2,639,713
5,405	Roche Holding AG (Health Care)	1,679,313
5,959	Roche Holding AG (Health Care)	1,728,094
1,490	Roper Technologies, Inc. (Information Technology)	640,998
6,880	Royalty Pharma PLC, Class A (Health Care)	246,648
4,708	Salesforce, Inc. (Information Technology)*	770,276
19,414	Sanofi (Health Care)	1,830,117
5,964	Sempra Energy (Utilities)	894,361
5,044	Sherwin-Williams Co. (The) (Materials)	1,116,489
160,059	Sirius XM Holdings, Inc. (Communication Services)(b)	702,659
2,216	Snap-on, Inc. (Industrials)	551,075
24,722	Southern Co. (The) (Utilities)	1,558,969
46,440	SS&C Technologies Holdings, Inc. (Information Technology)	2,726,028
1,081	Stryker Corp. (Health Care)	284,173
6,397	TE Connectivity Ltd. (Information Technology)	814,466
17,480	Texas Instruments, Inc. (Information Technology)	2,996,946

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
125	Thermo Fisher Scientific, Inc. (Health Care)	$67,720
28,338	TJX Cos., Inc. (The) (Consumer Discretionary)	2,170,691
4,002	T-Mobile US, Inc. (Communication Services)*	569,004
9,536	Travelers Cos., Inc. (The) (Financials)	1,765,304
12,276	Tyson Foods, Inc., Class A (Consumer Staples)	727,230
803	Union Pacific Corp. (Industrials)	166,446
2,399	United Parcel Service, Inc., Class B (Industrials)	437,794
11,791	UnitedHealth Group, Inc. (Health Care)	5,611,809
21,873	VeriSign, Inc. (Information Technology)*	4,305,263
93,352	Verizon Communications, Inc. (Communication Services)	3,622,991
6,858	Vertex Pharmaceuticals, Inc. (Health Care)*	1,990,809
21,782	VICI Properties, Inc. REIT (Real Estate)	730,350
4,959	Visa, Inc., Class A (Information Technology)	1,090,682
10,542	VMware, Inc., Class A (Information Technology)*	1,160,990
18,140	W R Berkley Corp. (Financials)	1,200,687
4,570	Walgreens Boots Alliance, Inc. (Consumer Staples)	162,372
42,245	Walmart, Inc. (Consumer Staples)	6,004,282
3,337	Waste Connections, Inc. (Industrials)	447,858
21,612	Waste Management, Inc. (Industrials)	3,236,613
1,238	WEC Energy Group, Inc. (Utilities)	109,761
36,760	Williams Cos., Inc. (The) (Energy)	1,106,476
15,534	W.P. Carey, Inc. REIT (Real Estate)	1,260,739
7,730	W.W. Grainger, Inc. (Industrials)	5,166,964
5,288	Xcel Energy, Inc. (Utilities)	341,446
6,722	Xylem, Inc. (Industrials)	690,013
37,940	Yum! Brands, Inc. (Consumer Discretionary)	4,824,450
2,793	Zebra Technologies Corp., Class A (Information Technology)*	838,598
7,793	Zoetis, Inc. (Health Care)	1,301,431

		418,167,812

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $632,508,926)		$602,056,016

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,044,942	4.475%	$2,044,942
(Cost $2,044,942)

TOTAL INVESTMENTS – 100.0%
(Cost $634,553,868)		$604,100,958

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(167,696)

NET ASSETS – 100.0%		$603,933,262

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	20.8%
Financials	15.4
Consumer Staples	13.5
Health Care	13.2
Industrials	11.8
Consumer Discretionary	9.0
Communication Services	7.7
Utilities	3.4
Energy	1.9
Materials	1.9
Real Estate	1.1
Securities Lending Reinvestment Vehicle	0.3

TOTAL INVESTMENTS	100.0%

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

February 28, 2023 (Unaudited)

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:

Investments at value (cost $870,601,979, $10,796,584, $2,824,456,505 and $11,988,381, respectively)(a)	$902,605,404	$11,233,455	$3,051,651,972	$12,326,368

Investments in securities lending reinvestment vehicle, at value which equals cost	4,335,015	74,219	49,602,357	262,939

Cash	4,541,389	50,690	3,785,599	6,885

Foreign currency, at value (cost $143,160, $—, $592,442 and $—, respectively)	143,331	—	595,040	—

Receivables:

Investments sold	22,093,699	166,170	87,903,660	481,374

Dividends	2,621,335	10,446	4,222,466	21,989

Reimbursement from investment adviser	85,677	—	—	—

Collateral on futures contracts	61,392	6,693	904,356	—

Foreign tax reclaims	42,176	57,597	2,937,577	—

Securities lending income	5,263	20	48,596	229

Fund shares sold	—	—	27,360,394	—

Other assets	457,570	—	—	—

Total assets	936,992,251	11,599,290	3,229,012,017	13,099,784

Liabilities:

Variation margin on futures contracts	13,419	124	218,623	—

Payables:

Investments purchased	28,343,362	213,759	92,403,115	484,672

Upon return of securities loaned	4,335,015	74,219	49,602,357	262,939

Foreign capital gains tax	2,672,733	—	—	—

Management fees	287,200	2,188	592,906	2,421

Fund shares redeemed	—	—	27,311,460	—

Foreign bank overdraft (cost $—, $915, $— and $55, respectively)	—	914	—	56

Accrued expenses	733,145	—	—	—

Total liabilities	36,384,874	291,204	170,128,461	750,088

Net Assets:

Paid-in capital	928,887,103	14,745,607	3,079,140,301	13,637,976

Total distributable loss	(28,279,726)	(3,437,521)	(20,256,745)	(1,288,280)

NET ASSETS	$900,607,377	$11,308,086	$3,058,883,556	$12,349,696
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	30,950,000	350,000	100,800,000	400,000

Net asset value per share:	$29.10	$32.31	$30.35	$30.87

(a)	Includes loaned securities having a market value of $3,929,666, $62,901, $47,334,036 and $250,111 for ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

February 28, 2023 (Unaudited)

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Assets:

Investments at value (cost $8,967,350, $8,753,442,443, $453,347,856 and $632,508,926, respectively)(a)	$8,292,547	$10,585,189,859	$467,580,120	$602,056,016

Investments in securities lending reinvestment vehicle, at value which equals cost	—	—	2,262,941	2,044,942

Cash	11,795	14,830,443	4,006,978	747,119

Foreign currency, at value (cost $—, $—, $— and $9,728, respectively)	—	—	—	9,611

Receivables:

Dividends	9,628	15,966,668	473,595	971,668

Reimbursement from investment adviser	2,716	—	—	—

Collateral on futures contracts	—	—	255,600	—

Securities lending income	—	4	1,805	3,402

Foreign tax reclaims	—	—	612	263,184

Total assets	8,316,686	10,615,986,974	474,581,651	606,095,942

Liabilities:

Payables:

Upon return of securities loaned	—	—	2,262,941	2,044,942

Management fees	—	753,541	74,179	117,739

Total liabilities	—	753,541	2,337,120	2,162,681

Net Assets:

Paid-in capital	9,450,308	9,064,345,303	469,915,581	651,883,907

Total distributable earnings (loss)	(1,133,622)	1,550,888,130	2,328,950	(47,950,645)

NET ASSETS	$8,316,686	$10,615,233,433	$472,244,531	$603,933,262
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	250,000	134,452,500	8,050,000	15,600,000

Net asset value per share:	$33.27	$78.95	$58.66	$38.71

(a)	Includes loaned securities having a market value of $–, $–, $2,195,968 and $1,911,748 for ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, respectively.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Six Months Ended February 28, 2023 (Unaudited)

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,215,756, $9,881, $2,276,845 and $15,895, respectively)	$9,818,130	$95,146	$29,375,803	$142,215

Non cash dividend income	1,886,450	—	—	—

Securities lending income — unaffiliated issuer	58,510	1,110	350,300	1,312

Total investment income	11,763,090	96,256	29,726,103	143,527

Expenses:

Management fees	1,866,594	7,277	3,406,122	8,772

Custody, accounting and administrative services	490,176	—	—	—

Printing and mailing costs	95,002	—	—	—

Professional fees	55,393	—	—	—

Trustee fees	25,259	6,015	61,037	6,027

Other	18,084	—	—	—

Total expenses	2,550,508	13,292	3,467,159	14,799

Less — expense reductions	(450,589)	—	—	—

Net expenses	2,099,919	13,292	3,467,159	14,799

NET INVESTMENT INCOME	9,663,171	82,964	26,258,944	128,728

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(17,114,734)	(96,177)	(40,553,175)	(103,728)

In-kind redemptions	1,882,421	(177,083)	12,512,749	—

Futures contracts	(669,255)	4,046	(347,059)	3,928

Foreign currency transactions	(378,411)	(2,112)	(97,402)	5,004

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $2,672,733, $—, $— and $—, respectively)	1,150,629	1,713,391	293,069,404	395,358

Futures contracts	8,434	2,586	668,352	—

Foreign currency translations	(68,008)	4,746	516,999	(191)

Net realized and unrealized gain (loss)	(15,188,924)	1,449,397	265,769,868	300,371

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,525,753)	$1,532,361	$292,028,812	$429,099

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Six Months Ended February 28, 2023 (Unaudited)

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $—, $41,596 and $228,500, respectively)	$59,873	$85,616,439	$3,797,569	$5,748,367

Securities lending income — unaffiliated issuer	3	41,485	31,699	4,173

Total investment income	59,876	85,657,924	3,829,268	5,752,540

Expenses:

Trustee fees	5,933	225,914	15,078	17,081

Management fees	1,823	4,599,147	439,362	696,591

Total expenses	7,756	4,825,061	454,440	713,672

NET INVESTMENT INCOME	52,120	80,832,863	3,374,828	5,038,868

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(244,010)	(202,250,285)	(6,067,971)	(12,640,681)

In-kind redemptions	—	506,322,653	14,834,745	—

Futures contracts	—	(947,564)	(467,305)	—

Foreign currency transactions	—	—	—	7,130

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	545,091	(230,582,047)	12,172,220	23,889,390

Futures contracts	—	—	(32,108)	—

Foreign currency translations	—	—	—	8,608

Net realized and unrealized gain	301,081	72,542,757	20,439,581	11,264,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$353,201	$153,375,620	$23,814,409	$16,303,315

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$9,663,171	$40,487,439	$82,964	$552,625

Net realized gain (loss)	(16,279,979)	(13,373,376)	(271,326)	72,961

Net change in unrealized gain (loss)	1,091,055	(329,818,743)	1,720,723	(5,677,140)

Net increase (decrease) in net assets resulting from operations	(5,525,753)	(302,704,680)	1,532,361	(5,051,554)

Distributions to shareholders:

From distributable earnings	(8,396,567)	(53,609,786)	(40,227)	(658,039)

From share transactions:

Proceeds from sales of shares	—	46,098,249	—	1,790,294

Cost of shares redeemed	(110,678,002)	(52,865,514)	(2,547,510)	(4,610,459)

Net decrease in net assets resulting from share transactions	(110,678,002)	(6,767,265)	(2,547,510)	(2,820,165)

TOTAL DECREASE	(124,600,322)	(363,081,731)	(1,055,376)	(8,529,758)

Net assets:

Beginning of period	$1,025,207,699	$1,388,289,430	$12,363,462	$20,893,220

End of period	$900,607,377	$1,025,207,699	$11,308,086	$12,363,462

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$26,258,944	$89,902,288	$128,728	$279,094

Net realized loss	(28,484,887)	(83,840,464)	(94,796)	(665,882)

Net change in unrealized gain (loss)	294,254,755	(686,189,583)	395,167	(2,432,140)

Net increase (decrease) in net assets resulting from operations	292,028,812	(680,127,759)	429,099	(2,818,928)

Distributions to shareholders:

From distributable earnings	(25,290,698)	(93,382,329)	(138,176)	(285,200)

From share transactions:

Proceeds from sales of shares	116,375,843	495,342,351	—	—

Cost of shares redeemed	(44,267,174)	(95,030,975)	—	—

Net increase in net assets resulting from share transactions	72,108,669	400,311,376	—	—

TOTAL INCREASE (DECREASE)	338,846,783	(373,198,712)	290,923	(3,104,128)

Net assets:

Beginning of period	$2,720,036,773	$3,093,235,485	$12,058,773	$15,162,901

End of period	$3,058,883,556	$2,720,036,773	$12,349,696	$12,058,773

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF		ActiveBeta® U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period December 13, 2021* to August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$52,120	$63,472	$80,832,863	$177,914,041

Net realized gain (loss)	(244,010)	(230,839)	303,124,804	647,304,822

Net change in unrealized gain (loss)	545,091	(1,219,894)	(230,582,047)	(2,624,189,006)

Net increase (decrease) in net assets resulting from operations	353,201	(1,387,261)	153,375,620	(1,798,970,143)

Distributions to shareholders:

From distributable earnings	(51,886)	(47,676)	(89,009,000)	(174,777,118)

From share transactions:

Proceeds from sales of shares	1,515,654	7,934,654	260,988,473	1,516,359,247

Cost of shares redeemed	—	—	(1,326,615,607)	(1,695,965,517)

Net increase (decrease) in net assets resulting from share transactions	1,515,654	7,934,654	(1,065,627,134)	(179,606,270)

TOTAL INCREASE (DECREASE)	1,816,969	6,499,717	(1,001,260,514)	(2,153,353,531)

Net assets:

Beginning of period	$6,499,717	$—	$11,616,493,947	$13,769,847,478

End of period	$8,316,686	$6,499,717	$10,615,233,433	$11,616,493,947

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Small Cap Equity ETF		ActiveBeta® World Low Vol Plus Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period March 15, 2022* to August 31, 2022
From operations:

Net investment income	$3,374,828	$5,489,225	$5,038,868	$6,264,424

Net realized gain (loss)	8,299,469	3,891,164	(12,633,551)	(6,378,645)

Net change in unrealized gain (loss)	12,140,112	(71,373,057)	23,897,998	(54,360,729)

Net increase (decrease) in net assets resulting from operations	23,814,409	(61,992,668)	16,303,315	(54,474,950)

Distributions to shareholders:

From distributable earnings	(3,206,988)	(5,603,655)	(5,381,682)	(4,397,328)

From share transactions:

Proceeds from sales of shares	14,733,631	176,204,999	34,899,844	616,984,063

Cost of shares redeemed	(46,366,312)	(37,882,026)	—	—

Net increase (decrease) in net assets resulting from share transactions	(31,632,681)	138,322,973	34,899,844	616,984,063

TOTAL INCREASE (DECREASE)	(11,025,260)	70,726,650	45,821,477	558,111,785

Net assets:

Beginning of period	$483,269,791	$412,543,141	$558,111,785	$—

End of period	$472,244,531	$483,269,791	$603,933,262	$558,111,785

*	Commencement of operations.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Emerging Markets Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022	2021	2020		2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$29.42		$39.33	$33.28	$31.12		$32.98	$33.73

Net investment income(a)	0.29		1.13	0.67	0.80	(b)	0.75	0.77

Net realized and unrealized gain (loss)	(0.36)		(9.55)	6.07	2.17		(1.79)	(0.84)

Total gain (loss) from investment operations	(0.07)		(8.42)	6.74	2.97		(1.04)	(0.07)

Distributions to shareholders from net investment income	(0.25)		(1.49)	(0.69)	(0.81)		(0.82)	(0.68)

Net asset value, end of period	$29.10		$29.42	$39.33	$33.28		$31.12	$32.98

Market price, end of period	$28.93		$29.03	$39.16	$33.28		$31.14	$32.87

Total Return at Net Asset Value(c)	(0.10)%		(21.97)%	20.49%	9.55%		(3.21)%	(0.28)%

Net assets, end of period (in 000’s)	$900,607		$1,025,208	$1,388,289	$1,710,477		$1,699,201	$1,688,540

Ratio of net expenses to average net assets	0.45	%(d)	0.45%	0.45%	0.45%		0.45%	0.45%

Ratio of total expenses to average net assets	0.55	%(d)	0.51%	0.51%	0.52%		0.51%	0.51%

Ratio of net investment income to average net assets	2.07	%(d)	3.29%	1.76%	2.55	%(b)	2.37%	2.19%

Portfolio turnover rate(e)	8%		18%	46%	38%		28%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.09% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Europe Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$27.47		$37.99	$29.85	$28.59	$30.82	$30.39

Net investment income(a)	0.23	(b)	1.01	0.84	0.58	0.89	0.95

Net realized and unrealized gain (loss)	4.72		(10.29)	8.15	1.27	(1.84)	0.37

Total gain (loss) from investment operations	4.95		(9.28)	8.99	1.85	(0.95)	1.32

Distributions to shareholders from net investment income	(0.11)		(1.24)	(0.85)	(0.59)	(1.28)	(0.89)

Net asset value, end of period	$32.31		$27.47	$37.99	$29.85	$28.59	$30.82

Market price, end of period	$32.08		$27.26	$38.05	$29.81	$28.62	$30.73

Total Return at Net Asset Value(c)	18.06%		(24.81)%	30.45%	6.69%	(3.15)%	4.40%

Net assets, end of period (in 000’s)	$11,308		$12,363	$20,893	$16,416	$18,584	$73,963

Ratio of total expenses to average net assets	0.25	%(d)	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	1.56	%(b)(d)	2.98%	2.47%	2.01%	3.07%	3.02%

Portfolio turnover rate(e)	7%		19%	19%	18%	17%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® International Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$27.64		$35.76	$28.72	$27.70	$29.42	$28.38

Net investment income(a)	0.27		0.96	0.75	0.57	0.86	0.76

Net realized and unrealized gain (loss)	2.70		(8.07)	6.97	1.05	(1.78)	1.02

Total gain (loss) from investment operations	2.97		(7.11)	7.72	1.62	(0.92)	1.78

Distributions to shareholders from net investment income	(0.26)		(1.01)	(0.68)	(0.60)	(0.80)	(0.74)

Net asset value, end of period	$30.35		$27.64	$35.76	$28.72	$27.70	$29.42

Market price, end of period	$30.24		$27.52	$35.75	$28.63	$27.73	$29.45

Total Return at Net Asset Value(b)	10.85%		(20.18)%	27.12%	5.96%	(3.09)%	6.30%

Net assets, end of period (in 000’s)	$3,058,884		$2,720,037	$3,093,235	$1,743,562	$1,545,601	$1,094,462

Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	1.89	%(c)	2.97%	2.31%	2.08%	3.10%	2.56%

Portfolio turnover rate(d)	7%		18%	21%	20%	17%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Japan Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$30.15		$37.91	$32.60	$30.59	$32.99	$30.71

Net investment income(a)	0.32		0.70	0.60	0.66	0.82	0.54

Net realized and unrealized gain (loss)	0.75		(7.75)	5.25	2.15	(2.29)	2.36

Total gain (loss) from investment operations	1.07		(7.05)	5.85	2.81	(1.47)	2.90

Distributions to shareholders from net investment income	(0.35)		(0.71)	(0.54)	(0.80)	(0.93)	(0.62)

Net asset value, end of period	$30.87		$30.15	$37.91	$32.60	$30.59	$32.99

Market price, end of period	$30.83		$29.78	$37.75	$32.51	$30.52	$32.90

Total Return at Net Asset Value(b)	3.55%		(18.76)%	18.02%	9.15%	(4.32)%	9.42%

Net assets, end of period (in 000’s)	$12,350		$12,059	$15,163	$19,561	$24,468	$52,778

Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.17	%(c)	2.03%	1.64%	2.09%	2.64%	1.62%

Portfolio turnover rate(d)	8%		21%	21%	18%	33%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period December 13, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$32.50		$39.67

Net investment income(a)	0.22		0.32

Net realized and unrealized gain (loss)	0.78		(7.25)

Total gain (loss) from investment operations	1.00		(6.93)

Distributions to shareholders from net investment income	(0.23)		(0.24)

Net asset value, end of period	$33.27		$32.50

Market price, end of period	$33.31		$32.55

Total Return at Net Asset Value(b)	3.12%		(17.52)%

Net assets, end of period (in 000’s)	$8,317		$6,500

Ratio of total expenses to average net assets	0.20	%(c)	0.20	%(c)

Ratio of net investment income to average net assets	1.34	%(c)	1.24	%(c)

Portfolio turnover rate(d)	12%		19%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$78.36		$90.95	$70.70	$59.09	$58.75	$49.16

Net investment income(a)	0.58		1.17	0.96	1.06	1.03	0.96

Net realized and unrealized gain (loss)	0.65		(12.61)	20.21	11.62	0.30	9.56

Total gain (loss) from investment operations	1.23		(11.44)	21.17	12.68	1.33	10.52

Distributions to shareholders from net investment income	(0.64)		(1.15)	(0.92)	(1.07)	(0.99)	(0.93)

Net asset value, end of period	$78.95		$78.36	$90.95	$70.70	$59.09	$58.75

Market price, end of period	$78.83		$78.33	$90.91	$70.61	$59.07	$58.75

Total Return at Net Asset Value(b)	1.62%		(12.70)%	30.21%	21.81%	2.42%	21.65%

Net assets, end of period (in 000’s)	$10,615,233		$11,616,494	$13,769,847	$10,427,895	$6,606,050	$3,980,297

Ratio of total expenses to average net assets	0.09	%(c)	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.51	%(c)	1.36%	1.22%	1.72%	1.82%	1.78%

Portfolio turnover rate(d)	6%		12%	16%	17%	16%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022		2021		2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$55.87		$64.97		$43.57		$42.84	$49.49	$39.65

Net investment income(a)	0.41	(b)	0.74	(c)	0.53	(d)	0.51	0.57	0.56

Net realized and unrealized gain (loss)	2.78		(9.07)		21.35		0.78	(6.66)	9.79

Total gain (loss) from investment operations	3.19		(8.33)		21.88		1.29	(6.09)	10.35

Distributions to shareholders from net investment income	(0.40)		(0.77)		(0.48)		(0.56)	(0.56)	(0.51)

Net asset value, end of period	$58.66		$55.87		$64.97		$43.57	$42.84	$49.49

Market price, end of period	$58.61		$55.92		$64.94		$43.63	$42.84	$49.55

Total Return at Net Asset Value(e)	5.77%		(12.95)%		50.45%		3.13%	(12.28)%	26.28%

Net assets, end of period (in 000’s)	$472,245		$483,270		$412,543		$152,484	$96,399	$47,014

Ratio of total expenses to average net assets	0.20	%(f)	0.20%		0.20%		0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	1.49	%(b)(f)	1.22	%(c)	0.90	%(d)	1.21%	1.32%	1.24%

Portfolio turnover rate(g)	5%		20%		25%		20%	20%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.12% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.21 per share and 0.34% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.16% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

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Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® World Low Vol Plus Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period March 15, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$37.97		$40.57

Net investment income(a)	0.33		0.47

Net realized and unrealized gain (loss)	0.77		(2.76)

Total gain (loss) from investment operations	1.10		(2.29)

Distributions to shareholders from net investment income	(0.36)		(0.31)

Net asset value, end of period	$38.71		$37.97

Market price, end of period	$38.68		$37.98

Total Return at Net Asset Value(b)	2.93%		(5.65)%

Net assets, end of period (in 000’s)	$603,933		$558,112

Ratio of total expenses to average net assets	0.25	%(c)	0.25	%(c)

Ratio of net investment income to average net assets	1.76	%(c)	2.54	%(c)

Portfolio turnover rate(d)	15%		13%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

February 28, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF (“ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (“ActiveBeta® World Low Vol Plus Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, which are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly, with the exception of ActiveBeta® Europe Equity ETF and ActiveBeta® Japan Equity ETF, which are paid semiannually. Capital gains distributions, if any, are declared and paid at least annually. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models,

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of February 28, 2023:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$38,264,875	$—	$—

Asia	739,304,925	22,753,868	198,714

Europe	18,940,981	—	—

North America	31,368,093	—	—

South America	40,920,391	10,853,557	—

Securities Lending Reinvestment Vehicle	4,335,015	—	—

Total	$873,134,280	$33,607,425	$198,714

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$26,086	$—	$—

Asia	85,615	—	—

Europe	9,887,983	83,436	—

North America	965,478	—	—

Oceania	170,534	—	—

South America	14,323	—	—

Securities Lending Reinvestment Vehicle	74,219	—	—

Total	$11,224,238	$83,436	$—

Derivative Type

Assets(b)

Futures Contracts	$1,589	$—	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$6,537,108	$—	$—

Asia	708,979,851	710,446	—

Europe	1,588,551,356	13,653,779	—

North America	503,947,514	2,168,867	—

Oceania	223,648,724	—	—

South America	3,454,327	—	—

Securities Lending Reinvestment Vehicle	49,602,357	—	—

Total	$3,084,721,237	$16,533,092	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(31,024)	$—	$—

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$12,326,368	$—	$—

Securities Lending Reinvestment Vehicle	262,939	—	—

Total	$12,589,307	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® PARIS-ALIGNED CLIMATE U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$20,205	$—	$—

North America	8,272,342	—	—

Total	$8,292,547	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$18,841,940	$—	$—

North America	10,566,347,919	—	—

Total	$10,585,189,859	$—	$—

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$653,386	$—	$—

Asia	2,078,951	—	—

Europe	2,611,338	—	—

North America	461,897,000	—	3,666

South America	335,779	—	—

Securities Lending Reinvestment Vehicle	2,262,941	—	—

Total	$469,839,395	$—	$3,666

Derivative Type

Liabilities(b)

Futures Contracts	$(20,015)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$55,072,071	$133,758	$—

Europe	87,628,284	—	—

North America	444,810,473	—	—

Oceania	14,411,430	—	—

Securities Lending Reinvestment Vehicle	2,044,942	—	—

Total	$603,967,200	$133,758	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of February 28, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	Variation Margin on Futures Contracts	$1,589
Equity	Goldman Sachs ActiveBeta® International Equity ETF	Variation Margin on Futures Contracts	(31,024)
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Variation Margin on Futures Contracts	(20,015)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of February 28, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended February 28, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$(669,255)	$8,434
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	4,046	2,586
Equity	Goldman Sachs ActiveBeta® International Equity ETF	(347,059)	668,352
Equity	Goldman Sachs ActiveBeta® Japan Equity ETF	3,928	—
Equity	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	(947,564)	—
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	(467,305)	(32,108)

For the six months ended February 28, 2023, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	12
Goldman Sachs ActiveBeta® Europe Equity ETF	2
Goldman Sachs ActiveBeta® International Equity ETF	58
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	31

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the six months ended February 28, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 28, 2023, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	0.20%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%
ActiveBeta® World Low Vol Plus Equity ETF	0.25%

For the six months ended February 28, 2023, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the six months ended February 28, 2023, these expense reimbursements amounted to $450,589.

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

	ActiveBeta® Emerging Markets Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	1,200,000	$45,853,209
Shares Redeemed	(3,900,000)	(111,197,329)	(1,650,000)	(52,865,514)

NET DECREASE IN SHARES	(3,900,000)	$(111,197,329)	(450,000)	$(7,012,305)

	ActiveBeta® Europe Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	50,000	$1,790,247
Shares Redeemed	(100,000)	(2,546,984)	(150,000)	(4,610,459)

NET DECREASE IN SHARES	(100,000)	$(2,546,984)	(100,000)	$(2,820,212)

	ActiveBeta® International Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	3,900,000	$116,367,915	15,100,000	$495,288,336
Shares Redeemed	(1,500,000)	(44,265,384)	(3,200,000)	(95,030,974)

NET INCREASE IN SHARES	2,400,000	$72,102,531	11,900,000	$400,257,362

	ActiveBeta® Japan Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	—	$—
Shares Redeemed	—	—	—	—

NET DECREASE IN SHARES	—	$—	—	$—

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,000	$1,515,654	200,001	$7,934,694
Shares Redeemed	—	—	(1)	(40)

NET DECREASE IN SHARES	50,000	$1,515,654	200,000	$7,934,654

	ActiveBeta® U.S. Large Cap Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	3,350,000	$260,988,473	17,200,000	$1,516,359,247
Shares Redeemed	(17,150,000)	(1,326,615,607)	(20,350,000)	(1,695,965,517)

NET INCREASE IN SHARES	(13,800,000)	$(1,065,627,134)	(3,150,000)	$(179,606,270)

	ActiveBeta® U.S. Small Cap Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	250,000	$14,733,631	2,950,000	$176,204,999
Shares Redeemed	(850,000)	(46,366,312)	(650,000)	(37,882,026)

NET INCREASE IN SHARES	(600,000)	$(31,632,681)	2,300,000	$138,322,973

	ActiveBeta® World Low Vol Plus Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	900,000	$34,901,635	14,700,000	$616,984,063
Shares Redeemed	—	—	—	—

NET INCREASE IN SHARES	900,000	$34,901,635	14,700,000	$616,984,063

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$73,200,828	$153,180,340
ActiveBeta® Europe Equity ETF	737,388	708,061
ActiveBeta® International Equity ETF	242,203,579	200,427,251
ActiveBeta® Japan Equity ETF	1,000,689	1,013,072
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	936,105	939,264
ActiveBeta® U.S. Large Cap Equity ETF	626,050,293	612,655,668
ActiveBeta® U.S. Small Cap Equity ETF	29,837,444	22,256,461
ActiveBeta® World Low Vol Plus Equity ETF	84,919,759	85,294,748

The purchases and sales from in-kind creation and redemption transactions for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$—	$21,843,298
ActiveBeta® Europe Equity ETF	—	2,510,871
ActiveBeta® International Equity ETF	81,103,511	44,059,815
ActiveBeta® Japan Equity ETF	—	—
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	1,521,899	—
ActiveBeta® U.S. Large Cap Equity ETF	237,766,874	1,324,279,381
ActiveBeta® U.S. Small Cap Equity ETF	14,587,339	45,976,953
ActiveBeta® World Low Vol Plus Equity ETF	34,441,884	—

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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8. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended February 28, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended February 28, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2023
ActiveBeta® Emerging Markets Equity ETF	$10,851,775	$35,049,086	$(41,565,846)	$4,335,015
ActiveBeta® Europe Equity ETF	61,124	1,019,119	(1,006,024)	74,219
ActiveBeta® International Equity ETF	59,641,107	293,370,234	(303,408,984)	49,602,357
ActiveBeta® Japan Equity ETF	862,006	2,042,757	(2,641,824)	262,939
ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	—	8,239	(8,239)	—
ActiveBeta® U.S. Large Cap Equity ETF	20,073,500	43,520,114	(63,593,614)	—
ActiveBeta® U.S. Small Cap Equity ETF	2,801,299	14,435,015	(14,973,373)	2,262,941
ActiveBeta® World Low Vol Plus Equity ETF	—	7,190,490	(5,145,548)	2,044,942

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

9. TAX INFORMATION

As of the Funds’ most recent fiscal year ended August 31, 2022, the Funds’ capital loss carryforward and certain timing differences on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Capital loss carryforwards:
Perpetual Short-Term	$(18,537,592)	$(908,605)	$(32,894,979)	$(352,828)	$—	$(204,920,817)	$(11,445,206)	$—
Perpetual Long-Term	—	(2,093,602)	(70,797,369)	(447,827)	—	(218,687,721)	(2,653,039)	—
Timing differences (Post-October Capital Loss Deferral/Qualified Late Year Loss Deferral)	(15,871,468)	(620,899)	(115,057,817)	(671,682)	(230,446)	(101,511,677)	—	(5,625,554)

As of February 28, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF
Tax Cost	$889,848,766	$10,929,922	$2,885,918,044	$12,300,559	$8,967,743	$8,835,099,042	$459,966,119	$635,306,959
Gross unrealized gain	198,999,712	1,561,406	398,563,127	1,502,872	343,255	2,243,999,636	66,010,856	19,987,822
Gross unrealized loss	(181,908,059)	(1,183,654)	(183,226,842)	(1,214,124)	(1,018,451)	(493,908,819)	(58,396,855)	(51,193,823)
Net unrealized gains (losses)	$17,091,653	$377,752	$215,336,285	$288,748	$(675,196)	$1,750,090,817	$7,614,001	$(31,206,001)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of partnership investments, and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves

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10. OTHER RISKS (continued)

investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s index (an “Index”) in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

10. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Liquidity Risk Management Program

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 2, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the efficiency of the arbitrage function during the Reporting Period; (4) the impact of local holidays in non-U.S. jurisdictions; and (5) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until September 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19-20, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved in 2021. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund (except for the Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, which commenced operations in 2022), including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices and a composite of accounts with comparable investment strategies managed by the Investment Adviser, and information on general investment outlooks in the markets in which the Fund invests;

(c) the terms of the Management Agreement entered into by the Trust on behalf of the Fund;

(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the extensive investment performance and expense comparison data (except for the Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, which commenced operations in 2022) provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds (except for the Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF, which commenced operations in 2022). In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of March 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of June 30, 2022. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective proprietary index, a comparable market capitalization-weighted reference index and a composite of accounts with comparable investment strategies

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

managed by the Investment Adviser, as applicable. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective proprietary index.

The Trustees noted that Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF had launched on December 13, 2021 and did not yet have a meaningful performance history.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (except for the Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF). The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information previously provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees noted that no license fees would be payable to the Investment Adviser by the Funds for use of the indices created by the Investment Adviser.

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had previously received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2021 and 2020 (2021 only for Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF). The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested (except for the Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF); (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® ETFs except Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral (except for the Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF) in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing and pricing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (e) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (f) the Funds’ access to certain affiliated distribution channels. They considered the competitive nature of the ETF marketplace, noting that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2023.

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GOLDMAN SACHS ACTIVEBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until September 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19-20, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved in 2021. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices and a composite of accounts with comparable investment strategies managed by the Investment Adviser, and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser and its affiliates to implement an expense limitation;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and their service providers operate, including changes associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of March 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of June 30, 2022. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of its proprietary index, a comparable market capitalization-weighted reference index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

Costs of Services Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and non-advisory services that were directed to the needs and operations of the Fund as an ETF.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees also considered information previously provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s management fee and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees noted that no license fees would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser. The Trustees reviewed the Fund’s total operating expense ratio (both gross and net of expense limitations).

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level pursuant to the permanent expense limitation agreement in place. The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had previously received, among other things, profitability analyses and summaries, revenue and expense schedules with respect to the Fund for various functions (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2021 and 2020. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, does not have management fee breakpoints. They considered information previously provided regarding the Fund’s fee structure, the amount of assets in the Fund, the Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, information comparing the contractual management fee rate charged by other advisers to other funds in the peer group, and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing and pricing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (e) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (f) the Fund’s access to certain affiliated distribution channels. They considered the competitive nature of the ETF marketplace, noting that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2023.

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GOLDMAN SACHS ACTIVEBETA® ETFS

Fund Expenses — Six Month Period Ended 2/28/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from September 1, 2022 through February 28, 2023, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF				ActiveBeta® Japan Equity ETF
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**
Actual based on NAV	$1,000	$998.95		$2.23	$1,000	$1,180.65		$1.35	$1,000	$1,108.54		$1.31	$1,000	$1,035.54		$1.26
Hypothetical 5% return	1,000	1,022.56	+	2.26	1,000	1,023.55	+	1.26	1,000	1,023.55	+	1.25	1,000	1,023.56	+	1.25

	ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF				ActiveBeta® World Low Vol Plus Equity ETF
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**
Actual based on NAV	$1,000	$1,031.24		$1.01	$1,000	$1,016.17		$0.45	$1,000	$1,057.74		$1.02	$1,000	$1,029.35		$1.26
Hypothetical 5% return	1,000	1,023.80	+	1.00	1,000	1,024.35	+	0.45	1,000	1,023.80	+	1.00	1,000	1,023.55	+	1.25

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	0.45%
Goldman Sachs ActiveBeta® Europe Equity ETF	0.25%
Goldman Sachs ActiveBeta® International Equity ETF	0.25%
Goldman Sachs ActiveBeta® Japan Equity ETF	0.25%
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	0.20%
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	0.09%
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	0.20%

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	0.25%

126

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs Future Planet Equity ETF Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“RUSSELL”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham Lawrence W. Stranghoener James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2023 Goldman Sachs. All rights reserved. 314574- OTU- 04/2023 ACTBETASAR-23

Goldman Sachs Funds

Semi-Annual Report	February 28, 2023

Goldman Sachs Equity ETFs
Bloomberg Clean Energy Equity ETF (GCLN)
Equal Weight U.S. Large Cap Equity ETF (GSEW)
Hedge Industry VIP ETF (GVIP)
Innovate Equity ETF (GINN)
JUST U.S. Large Cap Equity ETF (JUST)
Defensive Equity ETF (GDEF)

Goldman Sachs Equity

∎	BLOOMBERG CLEAN ENERGY EQUITY ETF

∎	EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

∎	HEDGE INDUSTRY VIP ETF

∎	INNOVATE EQUITY ETF

∎	JUST U.S. LARGE CAP EQUITY ETF

∎	DEFENSIVE EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Equity ETFs

The following are highlights both of key factors affecting the U.S. equity market and of any key changes made to the Goldman Sachs Equity ETFs (the “Funds”) during the six months ended February 28, 2023 (the “Reporting Period” with the exception of the Defensive Equity Fund for which is being reported for the two months ended February 28, 2023). A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended August 31, 2023.

Market and Economic Review

•

Overall, U.S. equities rose during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500® Index”) ended the Reporting Period with a return of 1.26%. The Russell 3000® Index generated a return of 1.51%.

•

The market posted muted returns during the Reporting Period amid a backdrop of ongoing Federal Reserve (“Fed”) interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions given the Russia/Ukraine war, and elevated concerns around China’s zero-COVID policy.

•

As the Reporting Period began in September 2022, the S&P 500® Index decreased primarily based on the noticeable tightening of financial conditions guided by expectations for a more aggressive global interest rate hiking cycle. Indeed, the Fed increased its “raise and hold” messaging as the end of September approached, a policy that received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate signs of cooling off.

•	During the fourth quarter of 2022, the S&P 500® Index solidly increased, breaking its streak of three consecutive quarterly losses, attributable primarily to gains in October and November.

•

Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. (A basis point is 1/100th of a percentage point.)

•	Positive inflation developments further supported market aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most.

•	Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market.

•

Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector.

•

On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

•

The S&P 500® Index rose in January 2023, rebounding from December 2022’s losses, gaining on a combination of heightened optimism around disinflationary signals, a cooling job market, positive reports about China’s economic reopening, better than consensus forecasted economic circumstances in Europe, improvements in supply-chain conditions and elevated hopes for the termination of the Fed’s tightening cycle. Collectively, these themes provided a strong case for the Fed’s soft landing scenario and the avoidance of a deep recession resulting from interest rate hikes. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

•	However, the S&P 500® Index then fell again in February 2023, giving back a portion of the prior month’s gains.

1

MARKET REVIEW

•

U.S. equities depreciated as the market’s modified Fed interest rate hike expectations and resilient economic data prompted a reduction in the progress of disinflation and heightened traction around several bearish themes. (Bearish refers to an expected downward movement in the prices of securities.)

•

Early in February, the Fed raised the targeted federal funds rate by another 25 basis points as expected, and its accompanying statement seemed dovish. Still, Fed Chair Powell’s subsequent statement that further rate hikes will be necessary if economic data continues to come in stronger than expected shifted the Fed narrative more hawkish.

•

During the Reporting Period overall, value stocks meaningfully outperformed growth stocks within the large-cap and small-cap segments of the U.S. equity market, though growth stocks outpaced value stocks within the mid-cap segment.

•

The best performing sectors within the S&P 500® Index during the Reporting Period were materials, industrials, energy and financials, while the weakest performing sectors were utilities, consumer discretionary, real estate and communication services.

Fund Changes and Highlights

Goldman Sachs Defensive Equity ETF

•

The Fund, which seeks long-term growth of capital with lower volatility than equity markets, launched on January 23, 2023. Before the Fund commenced operations, the assets of another investment company advised by the Investment Adviser, Goldman Sachs Defensive Equity Fund (the “predecessor fund”), were transferred to the Fund in a tax-free reorganization on January 20, 2023.

•	The Fund is an actively managed ETF; it is not an index fund and does not seek to replicate the performance of a specified index.

•

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment and other instruments with similar economic exposures.

•	In addition, the Fund uses an options-based overlay strategy in an effort to provide lower volatility and enhanced downside protection.

•

Specifically, the Fund employs a “put spread collar” overlay strategy whereby the Fund simultaneously purchases a near-the-money put while selling (writing) an out-of-the-money call and put on the S&P 500® Index or other national or regional stock market indices (or ETFs that seek to track such indices).

•

The difference between strike prices in the put option spread is designed to provide the Fund with downside protection to the extent of the difference between the strike prices of the near-the-money put option bought and the out-of-the-money put option sold.

•	A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.

•	A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

•

“Near-the-money” is a term used to describe an options contract with a strike price that is close to the market price of the underlying asset. “Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset.

2

MARKET REVIEW

•

As the seller of S&P 500® Index call and put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the call option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the exercise price of the option and the price of the index. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of call and put options.

•	During the period from January 1, 2023 through February 28, 2023 (the “Reporting Period”), the Fund underperformed its benchmark, the S&P 500® Total Return Index.

•	The Fund’s relative underperformance was driven by its equity strategy, which aims to pick defensive stocks, and its options-based overlay strategy.

•	Within the Fund’s equity strategy, stock selection detracted overall from relative performance.

•	In terms of market capitalization, selection among small-cap equities hampered the Fund’s returns.

•

On a sector level, stock selection within consumer discretionary detracted most from the Fund’s relative performance. These results were offset somewhat by stock selection in the information technology sector and an underweight versus the benchmark in the energy sector, both of which contributed positively.

•

As for the options-based overlay strategy, the Fund was hurt by its short call positions within the put spread collar, which limited the Fund’s upside participation as the S&P 500® Index appreciated during the Reporting Period.

3

FUND BASICS

Bloomberg Clean Energy Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$37.22
Net Asset Value (NAV)[1]	$37.16

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Bloomberg GS Global Clean Energy Index[3]
Shares	-5.38%	-5.12%	-5.10%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	“Bloomberg®” and the Bloomberg Goldman Sachs Global Clean Energy Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Goldman Sachs. “Goldman Sachs®” is a trademark of Goldman Sachs and has been licensed by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review, or recommend Goldman Sachs Bloomberg Clean Energy ETF (“Fund”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Fund.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund is newly incepted and does not have a track record. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

4

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business
Contemporary Amperex Technology Co. Ltd., Class A	4.9%	Industrials
NextEra Energy, Inc.	4.3	Utilities
Vestas Wind Systems A/S	3.4	Industrials
Enphase Energy, Inc.	3.4	Information Technology
Edison International	3.1	Utilities
Samsung SDI Co. Ltd.	3.0	Information Technology
Schneider Electric SE	2.8	Industrials
Enel SpA	2.7	Utilities
Iberdrola SA	2.7	Utilities
National Grid PLC	2.6	Utilities

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK SECTOR ALLOCATION[5]

As of February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle). Investments in the securities lending vehicle represented 0.8% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[6]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Goldman Sachs Global Clean Energy Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

As of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$60.47
Net Asset Value (NAV)[1]	$60.46

[1]	The Market Price is the price at which the Fund’s shares are trading on the CBOE BZX Exchange, Inc. (“CBOE BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on CBOE BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive US Large Cap Equal Weight Index[3]	S&P 500® Index (Total Return, USD)[4]

Shares	3.57%	3.57%	3.64%	1.26%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of an Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. The index provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

6

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business
Seagen, Inc.	0.3%	Health Care
Catalent, Inc.	0.3	Health Care
Palo Alto Networks, Inc.	0.3	Information Technology
Tesla, Inc.	0.3	Consumer Discretionary
West Pharmaceutical Services, Inc.	0.3	Health Care
Meta Platforms, Inc., Class A	0.2	Communication Services
NVIDIA Corp.	0.2	Information Technology
Fortinet, Inc.	0.2	Information Technology
ANSYS, Inc.	0.2	Information Technology
Cloudflare, Inc., Class A	0.2	Information Technology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

February 28, 2023

[6]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle). Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Hedge Industry VIP ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$75.67
Net Asset Value (NAV)[1]	$75.57

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Goldman Sachs Hedge Fund VIP IndexTM3	S&P 500® Index[4]

Shares	0.28%	0.28%	0.47%	1.26%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-listed stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business

Palo Alto Networks, Inc.	2.3%	Information Technology
MercadoLibre, Inc.	2.3	Consumer Discretionary
API Group Corp.	2.3	Industrials
EQT Corp.	2.2	Energy
Vertiv Holdings Co.	2.2	Industrials
Progressive Corp. (The)	2.2	Financials
Booking Holdings, Inc.	2.1	Consumer Discretionary
NVIDIA Corp.	2.1	Information Technology
First Horizon Corp.	2.1	Financials
Horizon Therapeutics PLC	2.1	Health Care

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of February 28, 2023

[6]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

FUND BASICS

Innovate Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$44.48
Net Asset Value (NAV)[1]	$44.54

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive Innovate Global Equity Index[3]
Shares	2.18%	2.17%	2.07%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Solactive Innovative Global Equity Index itself is comprised of the securities that compose the five Solactive Thematic Indexes, which include companies from the ‘Data-Driven World’, ‘Finance Reimagined’, ‘Human Evolution’, ‘Manufacturing Revolution’, and ‘New Age Consumer’ themes. The weight of each index constituent within the Solactive Innovate Global Equity Index is equal to the average weight of such index constituent across the Solactive Thematic Indexes, subject to specified minimum and maximum weights.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

10

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business
NVIDIA Corp.	2.4%	Information Technology
Microsoft Corp.	2.1	Information Technology
Apple, Inc.	2.0	Information Technology
Amazon.com, Inc.	1.9	Consumer Discretionary
Alphabet, Inc., Class A	1.8	Communication Services
Meta Platforms, Inc., Class A	1.8	Communication Services
Alibaba Group Holding Ltd. ADR	1.1	Consumer Discretionary
Tesla, Inc.	1.1	Consumer Discretionary
Johnson & Johnson	0.8	Health Care
MercadoLibre, Inc.	0.8	Consumer Discretionary

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK SECTOR ALLOCATION[5]

As of February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle). Investments in the securities lending vehicle represented 2.6% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[6]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Innovative Global Equity Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

FUND BASICS

JUST U.S. Large Cap Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$56.94
Net Asset Value (NAV)[1]	$56.99

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	JUST US Large Cap Diversified Index[3]	Russell 1000® Index[4]

Shares	1.28%	0.98%	1.35%	1.37%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	“JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index. The index provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

[4]	The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

12

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[5]

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.9%	Information Technology
Microsoft Corp.	5.8	Information Technology
Amazon.com, Inc.	3.2	Consumer Discretionary
NVIDIA Corp.	1.7	Information Technology
Alphabet, Inc., Class A	1.7	Communication Services
JPMorgan Chase & Co.	1.6	Financials
Exxon Mobil Corp.	1.6	Energy
Alphabet, Inc., Class C	1.5	Communication Services
UnitedHealth Group, Inc.	1.3	Health Care
Visa, Inc., Class A	1.3	Information Technology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK SECTOR ALLOCATION[6]

As of February 28, 2023

[6]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

[7]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

FUND BASICS

Defensive Equity ETF

As of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$42.05
Net Asset Value (NAV)[1]	$42.04

[1]	Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW*

	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	S&P 500® Index (Total Return, USD)[3]

January 1, 2023–February 28, 2023	0.27%	N/A	3.69%

January 23, 2023–February 28, 2023	-0.65%	5.13%	0.14%

*	On January 23, 2023, the Goldman Sachs Defensive Equity ETF acquired the assets and liabilities, and assumed the NAV, performance, financial and other historical information, of the Goldman Sachs Defensive Equity Fund (the “Predecessor Fund”), an open-end mutual fund that had operated since September 30, 2020. The Fund’s performance prior to January 23, 2023 is linked to the Predecessor Fund’s Institutional Class Shares. There were no changes to the investment strategy or objective of the Fund. The Fund was listed on the NYSE Arca on January 23, 2023. Market Price performance is from January 23, 2023 through February 28, 2023.

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

14

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business
Apple, Inc.	5.9%	Information Technology
Alphabet, Inc., Class A	2.6	Communication Services
UnitedHealth Group, Inc.	1.3	Health Care
Exxon Mobil Corp.	1.2	Energy
Johnson & Johnson	1.2	Health Care
Visa, Inc., Class A	1.1	Information Technology
JPMorgan Chase & Co.	1.1	Financials
Procter & Gamble Co. (The)	1.1	Consumer Staples
Berkshire Hathaway, Inc., Class B	1.1	Financials
Meta Platforms, Inc., Class A	1.0	Communication Services

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATION[5]

February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle). Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%
Belgium – 1.1%
171	Elia Group SA/NV (Utilities)	$22,632
2,301	Umicore SA (Materials)	77,037

		99,669

Brazil – 0.3%
4,231	Centrais Eletricas Brasileiras SA (Utilities)	27,814
774	Cosan SA (Energy)	2,221
264	Energisa SA (Utilities)	1,956

		31,991

Canada – 3.9%
4,035	Algonquin Power & Utilities Corp. (Utilities)	30,882
600	Atco Ltd., Class I (Utilities)	18,646
2,716	Ballard Power Systems, Inc. (Industrials)*	15,560
1,166	Boralex, Inc., Class A (Utilities)	31,132
75	Capital Power Corp. (Utilities)	2,340
2,835	Fortis, Inc. (Utilities)	112,446
1,852	Hydro One Ltd. (Utilities)(a)	48,169
1,761	Innergex Renewable Energy, Inc. (Utilities)	18,807
2,682	Northland Power, Inc. (Utilities)	65,304
114	SNC-Lavalin Group, Inc. (Industrials)	2,365
1,219	TransAlta Renewables, Inc. (Utilities)	10,252
80	WSP Global, Inc. (Industrials)	10,072

		365,975

China – 20.5%
1,600	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	13,752
7,700	Beijing Jingyuntong Technology Co. Ltd., Class A (Information Technology)	7,698
3,000	BYD Co. Ltd., Class A (Consumer Discretionary)	112,548
12,500	CECEP Solar Energy Co. Ltd., Class A (Utilities)	12,767
18,100	CECEP Wind-Power Corp., Class A (Utilities)	10,311
8,200	China Baoan Group Co. Ltd., Class A (Industrials)	15,098
25,332	China Datang Corp Renewable Power Co. Ltd., Class H (Utilities)	8,810
38,076	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	46,713
60,200	China National Nuclear Power Co. Ltd., Class A (Utilities)	52,478
10,467	China Suntien Green Energy Corp. Ltd., Class H (Energy)(b)	4,587
91,500	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	73,577
7,800	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	453,187
426	Daqo New Energy Corp. ADR (Information Technology)*	18,821
6,100	Eve Energy Co. Ltd., Class A (Industrials)	63,793
200	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	2,083

Common Stocks – (continued)
China – (continued)
18,700	GCL System Integration Technology Co. Ltd., Class A (Information Technology)*	8,527
16,500	GEM Co. Ltd., Class A (Materials)	18,727
1,150	Ginlong Technologies Co. Ltd., Class A (Industrials)*	26,267
312	GoodWe Technologies Co. Ltd., Class A (Industrials)	17,436
5,700	Gotion High-tech Co. Ltd., Class A (Industrials)	24,246
6,100	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	39,478
4,180	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	41,303
2,700	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	8,451
7,560	JA Solar Technology Co. Ltd., Class A (Information Technology)	66,468
14,300	Jiangsu Akcome Science & Technology Co. Ltd., Class A (Information Technology)*	5,842
4,600	Jilin Electric Power Co. Ltd., Class A (Utilities)*	3,858
288	JinkoSolar Holding Co. Ltd. ADR (Information Technology)*	15,264
24,160	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	153,752
820	Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A (Industrials)	6,591
7,200	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	26,297
1,500	Ningbo Ronbay New Energy Technology Co. Ltd., Class A (Industrials)	15,564
169	NXP Semiconductors NV (Information Technology)	30,163
2,800	Risen Energy Co. Ltd., Class A (Information Technology)*	12,647
1,200	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	8,018
500	Shenzhen Dynanonic Co. Ltd., Class A (Materials)	16,287
600	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	11,143
4,096	Shenzhen Senior Technology Material Co. Ltd., Class A (Materials)	12,521
4,700	Sungrow Power Supply Co. Ltd., Class A (Industrials)	80,861
580	Suzhou Maxwell Technologies Co. Ltd., Class A (Industrials)	30,631
6,500	TBEA Co. Ltd., Class A (Industrials)	20,159
10,300	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	64,674
5,700	Titan Wind Energy Suzhou Co. Ltd., Class A (Industrials)	12,553
14,300	Tongwei Co. Ltd., Class A (Information Technology)	86,190
580	Wuhan DR Laser Technology Corp. Ltd., Class A (Information Technology)	11,943

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,220	Wuxi Shangji Automation Co. Ltd., Class A (Industrials)	$19,492
2,300	Xiamen Tungsten Co. Ltd., Class A (Materials)	7,563
11,000	Xinjiang Goldwind Science & Technology Co. Ltd., Class A (Industrials)	17,975
1,991	Xinte Energy Co. Ltd., Class H (Industrials)	4,388
25,062	Xinyi Solar Holdings Ltd. (Information Technology)	26,756
3,600	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	15,536
4,100	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	40,459

		1,904,253

Czech Republic – 0.5%
959	CEZ AS (Utilities)	44,845

Denmark – 5.4%
2,036	Orsted AS (Utilities)(a)	178,476
11,171	Vestas Wind Systems A/S (Industrials)	319,308

		497,784

Finland – 1.5%
274	Fortum OYJ (Utilities)	4,202
2,821	Neste OYJ (Energy)	136,689

		140,891

France – 1.9%
7,387	Electricite de France SA (Utilities)	92,401
1,122	Engie SA (Utilities)	16,463
641	Neoen SA (Utilities)(a)	23,221
369	Vinci SA (Industrials)	42,201

		174,286

Germany – 3.8%
595	BASF SE (Materials)	30,588
1,244	Encavis AG (Utilities)	24,466
12,704	E.ON SE (Utilities)	139,374
794	Infineon Technologies AG (Information Technology)	28,221
1,764	Nordex SE (Industrials)*	26,620
405	RWE AG (Utilities)	17,283
2,596	Siemens Energy AG (Industrials)*	52,226
119	SMA Solar Technology AG (Information Technology)*	9,326
224	VERBIO Vereinigte BioEnergie AG (Energy)	11,298
86	Wacker Chemie AG (Materials)	13,534

		352,936

India – 0.4%
5,297	Adani Green Energy Ltd. (Utilities)*	31,096
75,125	Suzlon Energy Ltd. (Industrials)*	7,452
933	Tata Power Co. Ltd. (The) (Utilities)	2,286

		40,834

Common Stocks – (continued)
Israel – 0.2%
1,145	Enlight Renewable Energy Ltd. (Utilities)*	18,728

Italy – 3.8%
45,060	Enel SpA (Utilities)	254,079
1,574	Eni SpA (Energy)	22,311
508	ERG SpA (Utilities)	14,686
8,385	Terna – Rete Elettrica Nazionale (Utilities)	63,384

		354,460

Japan – 2.1%
278	Denso Corp. (Consumer Discretionary)	14,774
595	Hitachi Ltd. (Industrials)	30,096
214	Kyocera Corp. (Information Technology)	10,539
1,079	Marubeni Corp. (Industrials)	13,783
319	Nidec Corp. (Industrials)	16,150
1,471	Panasonic Holdings Corp. (Consumer Discretionary)	12,818
741	Renesas Electronics Corp. (Information Technology)*	9,596
419	RENOVA, Inc. (Utilities)*	6,460
55	Rohm Co. Ltd. (Information Technology)	4,231
3,877	SUMCO Corp. (Information Technology)	53,481
271	Toshiba Corp. (Industrials)	8,390
261	West Holdings Corp. (Utilities)	6,428
576	W-Scope Corp. (Materials)*	5,413

		192,159

New Zealand – 0.0%
458	Infratil Ltd. (Utilities)	2,497

Norway – 0.2%
10,951	NEL ASA (Industrials)*	16,660

Portugal – 0.1%
1,795	EDP – Energias de Portugal SA (Utilities)	9,092

Singapore – 0.2%
424	STMicroelectronics NV (Information Technology)	20,426

South Korea – 5.9%
224	CS Wind Corp. (Industrials)	11,325
219	Ecopro Co. Ltd. (Materials)	47,251
571	Hanwha Solutions Corp. (Materials)*	17,951
263	L&F Co. Ltd. (Information Technology)	52,073
250	LG Chem Ltd. (Materials)	128,472
198	OCI Co. Ltd. (Materials)	13,586
530	Samsung SDI Co. Ltd. (Information Technology)	278,768

		549,426

Spain – 3.1%
141	Acciona SA (Utilities)	26,632
21,586	Iberdrola SA (Utilities)	248,721
932	Solaria Energia y Medio Ambiente SA (Utilities)*	17,198

		292,551

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – 0.9%
1,032	ABB Ltd. (Industrials)	$34,442
118	BKW AG (Utilities)	17,299
41,031	Meyer Burger Technology AG (Information Technology)*	30,535

		82,276

Taiwan – 0.6%
1,199	Delta Electronics, Inc. (Information Technology)	11,274
5,795	Sino-American Silicon Products, Inc. (Information Technology)	30,240
15,767	United Renewable Energy Co. Ltd. (Information Technology)*	10,738

		52,252

Thailand – 0.4%
16,525	Energy Absolute PCL NVDR (Utilities)	36,588

United Kingdom – 4.5%
4,582	Drax Group PLC (Utilities)	35,308
5,561	ITM Power PLC (Industrials)*(b)	6,626
19,005	National Grid PLC (Utilities)	241,128
6,475	SSE PLC (Utilities)	136,829

		419,891

United States – 37.6%
3,899	AES Corp. (The) (Utilities)	96,227
163	Alliant Energy Corp. (Utilities)	8,357
361	Ameresco, Inc., Class A (Industrials)*	15,866
332	American Electric Power Co., Inc. (Utilities)	29,206
351	Archer-Daniels-Midland Co. (Consumer Staples)	27,940
1,632	Array Technologies, Inc. (Industrials)*	30,584
424	Avangrid, Inc. (Utilities)	16,549
1,840	Bloom Energy Corp., Class A (Industrials)*	39,910
1,452	Brookfield Renewable Corp., Class A (Utilities)	40,527
95	Bunge Ltd. (Consumer Staples)	9,072
488	Clearway Energy, Inc., Class C (Utilities)	15,328
229	Consolidated Edison, Inc. (Utilities)	20,461
537	Dominion Energy, Inc. (Utilities)	29,868
110	DTE Energy Co. (Utilities)	12,068
495	Duke Energy Corp. (Utilities)	46,659
4,346	Edison International (Utilities)	287,749
31	EMCOR Group, Inc. (Industrials)	5,184
380	Emerson Electric Co. (Industrials)	31,430
1,313	Enovix Corp. (Industrials)*	12,106
1,499	Enphase Energy, Inc. (Information Technology)*	315,584
350	Enviva, Inc. (Energy)	15,246
635	Exelon Corp. (Utilities)	25,648
1,152	First Solar, Inc. (Information Technology)*	194,849
4,637	FuelCell Energy, Inc. (Industrials)*	15,488
899	GE HealthCare Technologies, Inc. (Health Care)*	68,324
374	Generac Holdings, Inc. (Industrials)*	44,884

Common Stocks – (continued)
United States – (continued)
2,694	General Electric Co. (Industrials)	228,209
640	Green Plains, Inc. (Energy)*	22,189
986	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT (Financials)	30,970
512	Itron, Inc. (Information Technology)*	28,554
40	MasTec, Inc. (Industrials)*	3,909
5,575	NextEra Energy, Inc. (Utilities)	395,992
279	ON Semiconductor Corp. (Information Technology)*	21,597
489	Ormat Technologies, Inc. (Utilities)	41,330
6,522	Plug Power, Inc. (Industrials)*	96,982
323	Public Service Enterprise Group, Inc. (Utilities)	19,519
91	Quanta Services, Inc. (Industrials)	14,687
2,564	QuantumScape Corp. (Consumer Discretionary)*(b)	24,537
4,685	REC Silicon ASA (Information Technology)*	7,718
1,606	Schneider Electric SE (Industrials)	259,085
1,452	Sempra Energy (Utilities)	217,742
627	SolarEdge Technologies, Inc. (Information Technology)*	199,336
1,129	Sunnova Energy International, Inc. (Utilities)*	20,074
971	SunPower Corp. (Industrials)*	14,584
2,344	Sunrun, Inc. (Industrials)*	56,350
516	Tesla, Inc. (Consumer Discretionary)*	106,146
529	Texas Instruments, Inc. (Information Technology)	90,697
43	Timken Co. (The) (Industrials)	3,674
14	Valmont Industries, Inc. (Industrials)	4,443
1,405	Wolfspeed, Inc. (Information Technology)*	103,942
354	Xcel Energy, Inc. (Utilities)	22,858

		3,490,238

TOTAL COMMON STOCKS
(Cost $9,616,499)		$9,190,708

Shares	Description	Rate	Value

Preferred Stock – 0.1%
Brazil – 0.1%
1,455	Centrais Eletricas Brasileiras SA, Class B (Utilities)
(Cost $12,184)		4.58%	$10,025

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $9,628,683)			$9,200,733

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.8%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
74,768	4.475%	$74,768
(Cost $74,768)

TOTAL INVESTMENTS – 99.8%
(Cost $9,703,451)		$9,275,501

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		15,563

NET ASSETS – 100.0%		$9,291,064

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Utilities	39.5%
Industrials	25.4
Information Technology	22.9
Materials	4.7
Consumer Discretionary	2.9
Energy	2.3
Health Care	0.8
Consumer Staples	0.4
Financials	0.3
Securities Lending Reinvestment Vehicle	0.8

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 4.6%
13,984	Activision Blizzard, Inc.	$1,066,280
10,880	Alphabet, Inc., Class A*	979,853
52,336	AT&T, Inc.	989,674
2,738	Charter Communications, Inc., Class A*	1,006,516
27,129	Comcast Corp., Class A	1,008,385
9,360	Electronic Arts, Inc.	1,038,398
11,733	Liberty Broadband Corp., Class C*	1,016,899
13,333	Live Nation Entertainment, Inc.*	960,776
21,332	Match Group, Inc.*	883,572
7,176	Meta Platforms, Inc., Class A*	1,255,370
2,970	Netflix, Inc.*	956,726
12,435	Omnicom Group, Inc.	1,126,238
45,714	Paramount Global, Class B	979,194
41,287	Pinterest, Inc., Class A*	1,036,717
28,780	ROBLOX Corp., Class A*	1,054,499
106,848	Snap, Inc., Class A*	1,084,507
9,695	Take-Two Interactive Software, Inc.*	1,062,087
7,092	T-Mobile US, Inc.*	1,008,341
21,319	Trade Desk, Inc. (The), Class A*	1,193,011
25,577	Verizon Communications, Inc.	992,643
9,848	Walt Disney Co. (The)*	980,959
71,605	Warner Bros Discovery, Inc.*	1,118,470
38,472	ZoomInfo Technologies, Inc.*	929,868

		23,728,983

Consumer Discretionary – 9.1%
6,991	Advance Auto Parts, Inc.	1,013,415
9,611	Airbnb, Inc., Class A*	1,184,844
10,455	Amazon.com, Inc.*	985,175
430	AutoZone, Inc.*	1,069,212
12,249	Best Buy Co., Inc.	1,018,014
439	Booking Holdings, Inc.*	1,108,036
652	Chipotle Mexican Grill, Inc.*	972,184
7,310	Darden Restaurants, Inc.	1,045,257
4,576	Dollar General Corp.	989,789
7,075	Dollar Tree, Inc.*	1,027,856
3,022	Domino’s Pizza, Inc.	888,498
18,854	DoorDash, Inc., Class A*	1,030,560
10,936	D.R. Horton, Inc.	1,011,361
21,749	eBay, Inc.	998,279
7,867	Etsy, Inc.*	955,132
9,279	Expedia Group, Inc.*	1,011,133
78,114	Ford Motor Co.	942,836
10,737	Garmin Ltd.	1,053,622
27,331	General Motors Co.	1,058,803
6,423	Genuine Parts Co.	1,135,972
7,339	Hilton Worldwide Holdings, Inc.	1,060,559
3,344	Home Depot, Inc. (The)	991,630
18,377	Las Vegas Sands Corp.*	1,056,126
10,461	Lennar Corp., Class A	1,011,997
18,608	LKQ Corp.	1,066,052
5,190	Lowe’s Cos., Inc.	1,067,843
6,149	Marriott International, Inc., Class A	1,040,657
4,020	McDonald’s Corp.	1,060,918
25,854	MGM Resorts International	1,111,981
8,396	NIKE, Inc., Class B	997,361

Common Stocks – (continued)
Consumer Discretionary – (continued)
205	NVR, Inc.*	1,060,592
1,333	O’Reilly Automotive, Inc.*	1,106,523
2,758	Pool Corp.	984,220
57,908	Rivian Automotive, Inc., Class A*	1,117,624
9,056	Ross Stores, Inc.	1,001,050
16,426	Royal Caribbean Cruises Ltd.*	1,160,333
9,825	Starbucks Corp.	1,003,034
67,264	Stellantis NV	1,178,465
6,200	Target Corp.	1,044,700
6,196	Tesla, Inc.*	1,274,579
13,053	TJX Cos., Inc. (The)	999,860
4,734	Tractor Supply Co.	1,104,253
2,078	Ulta Beauty, Inc.*	1,078,066
34,724	VF Corp.	861,850
8,273	Yum! Brands, Inc.	1,051,995

		46,992,246

Consumer Staples – 6.7%
22,593	Altria Group, Inc.	1,048,993
12,837	Archer-Daniels-Midland Co.	1,021,825
15,866	Brown-Forman Corp., Class B	1,029,227
10,792	Bunge Ltd.	1,030,636
13,240	Church & Dwight Co., Inc.	1,109,247
7,466	Clorox Co. (The)	1,160,515
17,482	Coca-Cola Co. (The)	1,040,354
14,298	Colgate-Palmolive Co.	1,048,043
28,764	Conagra Brands, Inc.	1,047,297
4,593	Constellation Brands, Inc., Class A	1,027,454
2,103	Costco Wholesale Corp.	1,018,231
15,833	Darling Ingredients, Inc.*	1,001,754
3,889	Estee Lauder Cos., Inc. (The), Class A	945,222
13,737	General Mills, Inc.	1,092,229
4,729	Hershey Co. (The)	1,127,015
23,530	Hormel Foods Corp.	1,044,261
6,942	J M Smucker Co. (The)	1,026,652
15,591	Kellogg Co.	1,028,071
30,386	Keurig Dr Pepper, Inc.	1,049,836
8,246	Kimberly-Clark Corp.	1,031,162
26,306	Kraft Heinz Co. (The)	1,024,356
24,071	Kroger Co. (The)	1,038,423
10,718	Lamb Weston Holdings, Inc.	1,078,660
14,177	McCormick & Co., Inc.	1,053,635
16,134	Mondelez International, Inc., Class A	1,051,614
10,350	Monster Beverage Corp.*	1,053,216
6,264	PepsiCo, Inc.	1,086,992
10,191	Philip Morris International, Inc.	991,584
7,509	Procter & Gamble Co. (The)	1,032,938
13,748	Sysco Corp.	1,025,188
16,487	Tyson Foods, Inc., Class A	976,690
29,151	Walgreens Boots Alliance, Inc.	1,035,735
7,436	Walmart, Inc.	1,056,879

		34,433,934

Energy – 5.3%
24,857	APA Corp.	954,012
33,660	Baker Hughes Co.	1,029,996

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
7,008	Cheniere Energy, Inc.	$1,102,639
12,641	Chesapeake Energy Corp.	1,021,519
6,200	Chevron Corp.	996,774
9,039	ConocoPhillips	934,181
43,213	Coterra Energy, Inc.	1,079,029
17,230	Devon Energy Corp.	929,042
7,440	Diamondback Energy, Inc.	1,045,915
8,259	EOG Resources, Inc.	933,432
33,572	EQT Corp.	1,113,919
9,240	Exxon Mobil Corp.	1,015,568
26,184	Halliburton Co.	948,646
7,318	Hess Corp.	985,735
58,038	Kinder Morgan, Inc.	990,128
39,600	Marathon Oil Corp.	995,940
8,587	Marathon Petroleum Corp.	1,061,353
16,759	Occidental Petroleum Corp.	981,407
15,662	ONEOK, Inc.	1,025,078
22,615	Ovintiv, Inc.	967,244
10,742	Phillips 66	1,101,699
4,747	Pioneer Natural Resources Co.	951,346
18,876	Schlumberger NV	1,004,392
14,401	Targa Resources Corp.	1,067,114
559	Texas Pacific Land Corp.	995,126
7,705	Valero Energy Corp.	1,014,980
33,398	Williams Cos., Inc. (The)	1,005,280

		27,251,494

Financials – 12.6%
14,561	Aflac, Inc.	992,332
8,368	Allstate Corp. (The)	1,077,631
6,139	American Express Co.	1,068,125
17,416	American International Group, Inc.	1,064,292
3,049	Ameriprise Financial, Inc.	1,045,411
3,339	Aon PLC, Class A	1,015,223
15,070	Apollo Global Management, Inc.	1,068,463
16,628	Arch Capital Group Ltd.*	1,163,960
5,417	Arthur J Gallagher & Co.	1,014,875
29,734	Bank of America Corp.	1,019,876
21,207	Bank of New York Mellon Corp. (The)	1,079,012
3,442	Berkshire Hathaway, Inc., Class B*	1,050,430
1,424	BlackRock, Inc.	981,748
11,401	Blackstone, Inc.	1,035,211
18,331	Brown & Brown, Inc.	1,027,819
9,177	Capital One Financial Corp.	1,001,027
8,656	Cboe Global Markets, Inc.	1,092,128
13,761	Charles Schwab Corp. (The)	1,072,257
4,927	Chubb Ltd.	1,039,696
9,418	Cincinnati Financial Corp.	1,136,753
20,631	Citigroup, Inc.	1,045,785
24,617	Citizens Financial Group, Inc.	1,028,006
6,036	CME Group, Inc.	1,118,833
9,181	Discover Financial Services	1,028,272
2,539	FactSet Research Systems, Inc.	1,052,542
29,356	Fifth Third Bancorp	1,065,623
43,123	First Horizon Corp.	1,068,157
7,565	First Republic Bank	930,571

Common Stocks – (continued)
Financials – (continued)
2,948	Goldman Sachs Group, Inc. (The)(a)	1,036,664
14,030	Hartford Financial Services Group, Inc. (The)	1,098,268
70,466	Huntington Bancshares, Inc.	1,079,539
9,914	Intercontinental Exchange, Inc.	1,009,245
7,624	JPMorgan Chase & Co.	1,092,900
55,009	KeyCorp	1,006,115
19,353	KKR & Co., Inc.	1,090,542
4,514	LPL Financial Holdings, Inc.	1,126,514
6,821	M&T Bank Corp.	1,059,233
759	Markel Corp.*	1,009,364
6,097	Marsh & McLennan Cos., Inc.	988,568
14,654	MetLife, Inc.	1,051,131
3,320	Moody’s Corp.	963,298
10,869	Morgan Stanley	1,048,859
1,995	MSCI, Inc.	1,041,689
18,019	Nasdaq, Inc.	1,010,145
10,995	Northern Trust Corp.	1,047,494
6,485	PNC Financial Services Group, Inc. (The)	1,024,111
11,721	Principal Financial Group, Inc.	1,049,733
7,770	Progressive Corp. (The)	1,115,150
10,224	Prudential Financial, Inc.	1,022,400
9,596	Raymond James Financial, Inc.	1,040,782
45,538	Regions Financial Corp.	1,061,946
2,882	S&P Global, Inc.	983,338
11,670	State Street Corp.	1,034,896
3,498	SVB Financial Group*	1,007,809
30,888	Synchrony Financial	1,103,010
9,151	T. Rowe Price Group, Inc.	1,027,474
5,766	Travelers Cos., Inc. (The)	1,067,402
21,735	Truist Financial Corp.	1,020,458
21,582	US Bancorp	1,030,109
15,460	W R Berkley Corp.	1,023,297
22,647	Wells Fargo & Co.	1,059,200
4,234	Willis Towers Watson PLC	992,280

		64,807,021

Health Care – 13.0%
9,624	Abbott Laboratories	978,953
7,308	AbbVie, Inc.	1,124,701
6,955	Agilent Technologies, Inc.	987,401
3,892	Align Technology, Inc.*	1,204,574
4,792	Alnylam Pharmaceuticals, Inc.*	917,428
6,420	AmerisourceBergen Corp.	998,695
4,386	Amgen, Inc.	1,016,061
44,235	Avantor, Inc.*	1,078,007
23,429	Baxter International, Inc.	935,989
4,214	Becton Dickinson and Co.	988,394
3,693	Biogen, Inc.*	996,593
9,264	BioMarin Pharmaceutical, Inc.*	922,602
13,327	Bio-Techne Corp.	968,073
22,789	Boston Scientific Corp.*	1,064,702
14,853	Bristol-Myers Squibb Co.	1,024,263
13,787	Cardinal Health, Inc.	1,043,814
20,238	Catalent, Inc.*	1,380,636
14,071	Centene Corp.*	962,456

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
4,389	Charles River Laboratories International, Inc.*	$962,683
3,386	Cigna Group (The)	989,051
3,054	Cooper Cos., Inc. (The)	998,566
12,131	CVS Health Corp.	1,013,424
3,996	Danaher Corp.	989,130
10,059	Dexcom, Inc.*	1,116,650
13,532	Edwards Lifesciences Corp.*	1,088,514
2,134	Elevance Health, Inc.	1,002,276
3,131	Eli Lilly & Co.	974,430
15,694	GE Healthcare Technologies, Inc.*	1,192,744
12,807	Gilead Sciences, Inc.	1,031,348
4,098	HCA Healthcare, Inc.	997,658
13,027	Hologic, Inc.*	1,037,470
9,643	Horizon Therapeutics PLC*	1,055,812
2,061	Humana, Inc.	1,020,236
2,213	IDEXX Laboratories, Inc.*	1,047,280
5,044	Illumina, Inc.*	1,004,765
12,584	Incyte Corp.*	968,716
3,697	Insulet Corp.*	1,021,703
4,334	Intuitive Surgical, Inc.*	994,176
4,635	IQVIA Holdings, Inc.*	966,259
6,508	Johnson & Johnson	997,416
4,243	Laboratory Corp. of America Holdings	1,015,605
2,841	McKesson Corp.	993,810
12,608	Medtronic PLC	1,043,942
9,986	Merck & Co., Inc.	1,060,913
693	Mettler-Toledo International, Inc.*	993,561
6,303	Moderna, Inc.*	874,919
3,433	Molina Healthcare, Inc.*	945,208
7,565	PerkinElmer, Inc.	942,372
24,413	Pfizer, Inc.	990,435
7,233	Quest Diagnostics, Inc.	1,000,758
1,411	Regeneron Pharmaceuticals, Inc.*	1,072,953
4,692	ResMed, Inc.	999,396
27,515	Royalty Pharma PLC, Class A	986,413
7,787	Seagen, Inc.*	1,399,246
5,087	STERIS PLC	956,509
3,935	Stryker Corp.	1,034,433
1,817	Thermo Fisher Scientific, Inc.	984,378
2,134	UnitedHealth Group, Inc.	1,015,656
6,284	Veeva Systems, Inc., Class A*	1,041,007
3,345	Vertex Pharmaceuticals, Inc.*	971,020
87,042	Viatris, Inc.	992,279
3,211	Waters Corp.*	998,268
3,996	West Pharmaceutical Services, Inc.	1,266,852
8,397	Zimmer Biomet Holdings, Inc.	1,040,136
6,439	Zoetis, Inc.	1,075,313

		66,759,031

Industrials – 13.5%
9,333	3M Co.	1,005,537
7,365	AMETEK, Inc.	1,042,589
4,991	Boeing Co. (The)*	1,005,936
11,261	Booz Allen Hamilton Holding Corp.	1,066,755
4,228	Carlisle Cos., Inc.	1,091,754

Common Stocks – (continued)
Industrials – (continued)
23,769	Carrier Global Corp.	1,070,318
4,296	Caterpillar, Inc.	1,029,107
10,677	C.H. Robinson Worldwide, Inc.	1,067,273
2,432	Cintas Corp.	1,066,359
16,025	Copart, Inc.*	1,129,121
13,885	CoStar Group, Inc.*	981,114
34,597	CSX Corp.	1,054,863
4,295	Cummins, Inc.	1,044,029
2,523	Deere & Co.	1,057,743
27,375	Delta Air Lines, Inc.*	1,049,557
6,914	Dover Corp.	1,036,409
6,557	Eaton Corp. PLC	1,147,016
11,811	Emerson Electric Co.	976,888
4,827	Equifax, Inc.	977,612
9,748	Expeditors International of Washington, Inc.	1,019,251
21,014	Fastenal Co.	1,083,482
5,491	FedEx Corp.	1,115,881
15,690	Fortive Corp.	1,045,895
4,632	General Dynamics Corp.	1,055,679
13,100	General Electric Co.	1,109,701
5,177	Honeywell International, Inc.	991,292
26,469	Howmet Aerospace, Inc.	1,116,462
4,586	Hubbell, Inc.	1,153,562
4,658	IDEX Corp.	1,047,957
4,506	Illinois Tool Works, Inc.	1,050,619
19,120	Ingersoll Rand, Inc.	1,110,298
8,637	Jacobs Solutions, Inc.	1,032,122
5,571	J.B. Hunt Transport Services, Inc.	1,007,181
16,302	Johnson Controls International PLC	1,022,461
4,979	L3Harris Technologies, Inc.	1,051,515
10,802	Leidos Holdings, Inc.	1,048,550
2,309	Lockheed Martin Corp.	1,095,066
20,010	Masco Corp.	1,049,124
4,383	Norfolk Southern Corp.	985,386
2,393	Northrop Grumman Corp.	1,110,615
2,970	Old Dominion Freight Line, Inc.	1,007,602
12,845	Otis Worldwide Corp.	1,086,944
14,628	PACCAR, Inc.	1,056,142
3,268	Parker-Hannifin Corp.	1,149,846
63,575	Plug Power, Inc.*	945,360
7,054	Quanta Services, Inc.	1,138,516
10,856	Raytheon Technologies Corp.	1,064,865
8,601	Republic Services, Inc.	1,108,927
3,800	Rockwell Automation, Inc.	1,120,734
30,222	Southwest Airlines Co.	1,014,855
11,994	Stanley Black & Decker, Inc.	1,026,806
14,603	Textron, Inc.	1,059,156
6,016	Trane Technologies PLC	1,112,780
1,487	TransDigm Group, Inc.	1,106,135
14,771	TransUnion	966,467
34,366	Uber Technologies, Inc.*	1,143,013
5,230	Union Pacific Corp.	1,084,074
21,961	United Airlines Holdings, Inc.*	1,141,094
5,865	United Parcel Service, Inc., Class B	1,070,304
2,424	United Rentals, Inc.	1,135,717

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,899	Verisk Analytics, Inc.	$1,009,378
6,976	Waste Management, Inc.	1,044,726
10,365	Westinghouse Air Brake Technologies Corp.	1,081,380
1,796	W.W. Grainger, Inc.	1,200,500
10,361	Xylem, Inc.	1,063,557

		69,140,957

Information Technology – 18.4%
3,845	Accenture PLC, Class A	1,021,040
2,900	Adobe, Inc.*	939,455
13,181	Advanced Micro Devices, Inc.*	1,035,763
12,061	Akamai Technologies, Inc.*	875,629
13,311	Amphenol Corp., Class A	1,031,869
6,159	Analog Devices, Inc.	1,129,992
4,015	ANSYS, Inc.*	1,218,994
7,458	Apple, Inc.	1,099,384
9,273	Applied Materials, Inc.	1,077,059
8,501	Arista Networks, Inc.*	1,179,089
6,578	Atlassian Corp., Class A*	1,080,963
4,975	Autodesk, Inc.*	988,483
4,793	Automatic Data Processing, Inc.	1,053,597
9,345	BILL Holdings, Inc.*	790,867
13,199	Block, Inc.*	1,012,759
1,801	Broadcom, Inc.	1,070,316
7,045	Broadridge Financial Solutions, Inc.	991,795
5,813	Cadence Design Systems, Inc.*	1,121,560
5,428	CDW Corp.	1,098,736
22,267	Cisco Systems, Inc.	1,078,168
20,288	Cloudflare, Inc., Class A*	1,217,483
15,855	Cognizant Technology Solutions Corp., Class A	992,999
30,284	Corning, Inc.	1,028,142
10,073	Crowdstrike Holdings, Inc., Class A*	1,215,710
13,972	Datadog, Inc., Class A*	1,069,137
4,868	Enphase Energy, Inc.*	1,024,860
13,175	Entegris, Inc.	1,122,905
3,146	EPAM Systems, Inc.*	967,867
14,058	Fidelity National Information Services, Inc.	890,855
6,040	First Solar, Inc.*	1,021,606
10,034	Fiserv, Inc.*	1,154,813
5,091	FleetCor Technologies, Inc.*	1,093,496
20,513	Fortinet, Inc.*	1,219,293
3,144	Gartner, Inc.*	1,030,635
46,510	Gen Digital, Inc.	907,410
9,367	Global Payments, Inc.	1,050,977
12,986	GoDaddy, Inc., Class A*	983,170
66,635	Hewlett Packard Enterprise Co.	1,040,172
36,421	HP, Inc.	1,075,148
3,008	HubSpot, Inc.*	1,163,675
37,776	Intel Corp.	941,756
7,984	International Business Machines Corp.	1,032,331
2,551	Intuit, Inc.	1,038,716
5,944	Jack Henry & Associates, Inc.	976,242
5,983	Keysight Technologies, Inc.*	957,041

Common Stocks – (continued)
Information Technology – (continued)
2,684	KLA Corp.	1,018,256
2,079	Lam Research Corp.	1,010,415
24,147	Marvell Technology, Inc.	1,090,237
2,887	Mastercard, Inc., Class A	1,025,722
13,494	Microchip Technology, Inc.	1,093,419
17,375	Micron Technology, Inc.	1,004,622
4,329	Microsoft Corp.	1,079,739
4,978	MongoDB, Inc.*	1,042,990
2,428	Monolithic Power Systems, Inc.	1,175,856
4,176	Motorola Solutions, Inc.	1,097,495
16,158	NetApp, Inc.	1,042,999
5,303	NVIDIA Corp.	1,231,144
14,288	ON Semiconductor Corp.*	1,106,034
11,985	Oracle Corp.	1,047,489
136,734	Palantir Technologies, Inc., Class A*	1,071,995
6,872	Palo Alto Networks, Inc.*	1,294,479
9,257	Paychex, Inc.	1,021,973
3,270	Paycom Software, Inc.*	945,226
13,248	PayPal Holdings, Inc.*	975,053
7,882	PTC, Inc.*	987,851
7,902	QUALCOMM, Inc.	976,134
2,489	Roper Technologies, Inc.	1,070,768
6,347	Salesforce, Inc.*	1,038,433
15,583	Seagate Technology Holdings PLC	1,006,038
2,335	ServiceNow, Inc.*	1,009,117
9,652	Skyworks Solutions, Inc.	1,076,874
6,793	Snowflake, Inc., Class A*	1,048,703
11,046	Splunk, Inc.*	1,132,215
17,630	SS&C Technologies Holdings, Inc.	1,034,881
2,998	Synopsys, Inc.*	1,090,552
2,487	Teledyne Technologies, Inc.*	1,069,584
10,241	Teradyne, Inc.	1,035,775
5,973	Texas Instruments, Inc.	1,024,071
18,243	Trimble, Inc.*	949,731
17,747	Twilio, Inc., Class A*	1,192,776
3,303	Tyler Technologies, Inc.*	1,061,089
4,907	VeriSign, Inc.*	965,845
4,661	Visa, Inc., Class A	1,025,140
8,698	VMware, Inc., Class A*	957,911
25,461	Western Digital Corp.*	979,739
13,519	Wolfspeed, Inc.*	1,000,136
5,977	Workday, Inc., Class A*	1,108,554
3,331	Zebra Technologies Corp., Class A*	1,000,133
14,343	Zoom Video Communications, Inc., Class A*	1,069,844
8,536	Zscaler, Inc.*	1,119,496

		94,518,490

Materials – 5.3%
3,353	Air Products and Chemicals, Inc.	958,891
3,802	Albemarle Corp.	966,887
5,696	Avery Dennison Corp.	1,037,754
18,513	Ball Corp.	1,040,616
12,627	CF Industries Holdings, Inc.	1,084,533
16,617	Corteva, Inc.	1,035,073
12,178	Crown Holdings, Inc.	1,053,519

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
17,992	Dow, Inc.	$1,029,142
14,526	DuPont de Nemours, Inc.	1,060,834
6,936	Ecolab, Inc.	1,105,390
8,099	FMC Corp.	1,045,986
24,459	Freeport-McMoRan, Inc.	1,002,085
9,544	International Flavors & Fragrances, Inc.	889,501
26,218	International Paper Co.	954,073
3,240	Linde PLC (United Kingdom)	1,128,719
11,107	LyondellBasell Industries NV, Class A	1,066,161
2,978	Martin Marietta Materials, Inc.	1,071,693
21,820	Mosaic Co. (The)	1,160,606
20,014	Newmont Corp.	872,810
6,372	Nucor Corp.	1,066,928
7,549	Packaging Corp. of America	1,032,099
8,159	PPG Industries, Inc.	1,077,478
11,956	RPM International, Inc.	1,059,660
4,487	Sherwin-Williams Co. (The)	993,197
8,832	Steel Dynamics, Inc.	1,113,803
5,866	Vulcan Materials Co.	1,061,218

		26,968,656

Real Estate – 5.9%
6,670	Alexandria Real Estate Equities, Inc. REIT	999,033
4,813	American Tower Corp. REIT	953,022
6,050	AvalonBay Communities, Inc. REIT	1,043,746
14,673	Boston Properties, Inc. REIT	960,788
8,715	Camden Property Trust REIT	1,000,133
12,755	CBRE Group, Inc., Class A*	1,085,961
7,310	Crown Castle, Inc. REIT	955,782
9,435	Digital Realty Trust, Inc. REIT	983,410
1,466	Equinix, Inc. REIT	1,009,004
16,801	Equity Residential REIT	1,050,399
4,722	Essex Property Trust, Inc. REIT	1,076,899
6,854	Extra Space Storage, Inc. REIT	1,128,511
39,309	Healthpeak Properties, Inc. REIT	945,775
57,287	Host Hotels & Resorts, Inc. REIT	962,422
32,893	Invitation Homes, Inc. REIT	1,028,235
19,665	Iron Mountain, Inc. REIT	1,037,329
47,890	Kimco Realty Corp. REIT	987,013
6,408	Mid-America Apartment Communities, Inc. REIT	1,025,921
8,316	Prologis, Inc. REIT	1,026,194
3,539	Public Storage REIT	1,057,984
15,852	Realty Income Corp. REIT	1,013,735
3,622	SBA Communications Corp. REIT	939,366
8,370	Simon Property Group, Inc. REIT	1,021,893
6,823	Sun Communities, Inc. REIT	976,644
25,152	UDR, Inc. REIT	1,077,512
20,844	Ventas, Inc. REIT	1,014,061
31,279	VICI Properties, Inc. REIT	1,048,785
14,384	Welltower, Inc. REIT	1,066,142
31,326	Weyerhaeuser Co. REIT	978,937
12,744	W.P. Carey, Inc. REIT	1,034,303

		30,488,939

Common Stocks – (continued)
Utilities – 5.3%
39,554	AES Corp. (The)	976,193
19,890	Alliant Energy Corp.	1,019,760
12,298	Ameren Corp.	1,017,168
11,394	American Electric Power Co., Inc.	1,002,330
6,827	American Water Works Co., Inc.	958,374
9,040	Atmos Energy Corp.	1,019,802
35,626	CenterPoint Energy, Inc.	991,115
16,886	CMS Energy Corp.	995,767
11,187	Consolidated Edison, Inc.	999,558
12,664	Constellation Energy Corp.	948,407
16,912	Dominion Energy, Inc.	940,645
9,184	DTE Energy Co.	1,007,577
10,438	Duke Energy Corp.	983,886
15,610	Edison International	1,033,538
9,775	Entergy Corp.	1,005,554
17,144	Evergy, Inc.	1,008,239
13,005	Eversource Energy	980,057
25,445	Exelon Corp.	1,027,724
26,118	FirstEnergy Corp.	1,032,706
14,423	NextEra Energy, Inc.	1,024,466
67,822	PG&E Corp.*	1,059,380
36,306	PPL Corp.	982,803
17,314	Public Service Enterprise Group, Inc.	1,046,285
6,685	Sempra Energy	1,002,483
15,583	Southern Co. (The)	982,664
11,400	WEC Energy Group, Inc.	1,010,724
15,557	Xcel Energy, Inc.	1,004,515

		27,061,720

TOTAL INVESTMENTS – 99.7%
(Cost $504,583,477)		$512,151,471

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,723,028

NET ASSETS – 100.0%		$513,874,499

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.9%
Communication Services – 14.1%
35,202	Activision Blizzard, Inc.	$2,684,153
28,546	Alphabet, Inc., Class A*	2,570,853
94,868	Frontier Communications Parent, Inc.*	2,595,588
15,059	Meta Platforms, Inc., Class A*	2,634,421
7,509	Netflix, Inc.*	2,418,874
91,558	Shaw Communications, Inc., Class B (Canada)	2,652,435
18,325	T-Mobile US, Inc.*	2,605,449

		18,161,773

Consumer Discretionary – 8.2%
25,933	Alibaba Group Holding Ltd. ADR (China)*	2,276,658
27,109	Amazon.com, Inc.*	2,554,481
1,094	Booking Holdings, Inc.*	2,761,256
2,387	MercadoLibre, Inc. (Brazil)*	2,912,140

		10,504,535

Energy – 8.1%
32,226	Chesapeake Energy Corp.	2,604,183
206,477	Energy Transfer LP	2,613,999
86,962	EQT Corp.	2,885,399
34,256	Valaris Ltd.*	2,303,716

		10,407,297

Financials – 14.5%
37,717	Apollo Global Management, Inc.	2,674,135
8,696	Berkshire Hathaway, Inc., Class B*	2,653,845
33,463	Charles Schwab Corp. (The)	2,607,437
109,424	First Horizon Corp.	2,710,432
19,407	Progressive Corp. (The)	2,785,293
7,408	S&P Global, Inc.	2,527,610
55,727	Wells Fargo & Co.	2,606,352

		18,565,104

Health Care – 8.2%
24,672	Horizon Therapeutics PLC*	2,701,337
5,387	Humana, Inc.	2,666,673
43,699	Tenet Healthcare Corp.*	2,557,703
5,484	UnitedHealth Group, Inc.	2,610,055

		10,535,768

Industrials – 14.7%
123,133	API Group Corp.*	2,892,394
26,443	Atlas Air Worldwide Holdings, Inc.*	2,665,719
18,333	Ferguson PLC	2,641,785
3,577	TransDigm Group, Inc.	2,660,823
76,718	Uber Technologies, Inc.*	2,551,641
172,922	Vertiv Holdings Co.	2,809,982
52,522	WillScot Mobile Mini Holdings Corp.*	2,699,631

		18,921,975

Information Technology – 30.3%
31,446	Advanced Micro Devices, Inc.*	2,471,027
17,642	Apple, Inc.	2,600,607
23,298	Fiserv, Inc.*	2,681,367

Common Stocks – (continued)
Information Technology – (continued)
109,513	Flex Ltd.*	2,492,516
7,306	Mastercard, Inc., Class A	2,595,749
9,930	Microsoft Corp.	2,476,741
11,766	NVIDIA Corp.	2,731,594
15,886	Palo Alto Networks, Inc.*	2,992,446
34,983	PayPal Holdings, Inc.*	2,574,749
15,902	Salesforce, Inc.*	2,601,726
5,858	ServiceNow, Inc.*	2,531,652
27,591	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,402,348
11,782	Visa, Inc., Class A	2,591,333
23,055	VMware, Inc., Class A*	2,539,047
14,260	Workday, Inc., Class A*	2,644,802

		38,927,704

Utilities – 1.8%
31,406	Constellation Energy Corp.	2,351,995

TOTAL INVESTMENTS – 99.9%
(Cost $123,912,081)		$128,376,151

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		98,055

NET ASSETS – 100.0%		$128,474,206

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 12.3%
13,801	Activision Blizzard, Inc.	$1,052,326
3,546	AfreecaTV Co. Ltd. (South Korea)	239,303
64,923	Alphabet, Inc., Class A*	5,846,965
14,803	Baidu, Inc. ADR (China)*	2,038,225
14,973	Bumble, Inc., Class A*	362,047
23,266	Comcast Corp., Class A	864,797
6,953	CTS Eventim AG & Co. KGaA (Germany)*	458,642
8,598	Electronic Arts, Inc.	953,862
55,194	Gree, Inc. (Japan)	295,389
23,680	Hello Group, Inc. ADR (China)	208,621
38,484	HUYA, Inc. ADR (China)*	165,481
4,498	IDT Corp., Class B*	136,784
15,574	IMAX Corp.*	287,185
5,485	Infocom Corp. (Japan)	96,682
45,643	iQIYI, Inc. ADR (China)*	352,820
10,416	JOYY, Inc. ADR (China)	327,062
19,083	Kanzhun Ltd. ADR (China)*	384,522
109,157	Kuaishou Technology (China)*(a)	730,077
7,517	Liberty Media Corp.-Liberty Braves, Class C*	251,594
10,620	Liberty Media Corp.-Liberty Formula One, Class A*	645,271
17,614	Liberty Media Corp.-Liberty SiriusXM, Class A*	570,518
8,945	Live Nation Entertainment, Inc.*	644,577
5,504	Madison Square Garden Entertainment Corp.*	333,157
1,755	Madison Square Garden Sports Corp.	335,451
13,949	Match Group, Inc.*	577,768
32,420	Meta Platforms, Inc., Class A*	5,671,555
12,020	MIXI, Inc. (Japan)	236,050
13,801	NetEase, Inc. ADR (China)	1,071,510
4,283	Netflix, Inc.*	1,379,683
28,616	Pinterest, Inc., Class A*	718,548
40,974	Playtika Holding Corp.*	393,350
69,700	Rightmove PLC (United Kingdom)	473,216
11,856	ROBLOX Corp., Class A*	434,404
6,600	Scout24 SE (Germany)(a)	363,404
24,494	Sea Ltd. ADR (Singapore)*	1,530,630
51,521	Snap, Inc., Class A*	522,938
5,592	Spotify Technology SA*	650,350
7,045	Take-Two Interactive Software, Inc.*	771,780
29,217	TELUS Corp. (Canada)	582,215
45,974	Tencent Holdings Ltd. (China)	2,012,442
10,523	TripAdvisor, Inc.*	226,981
14,213	Ubisoft Entertainment SA (France)*	314,722
23,270	Vivid Seats, Inc., Class A*	178,481
56,763	VK Co. Ltd. GDR (Russia)*(b)	—
17,159	Walt Disney Co. (The)*	1,709,208
8,440	Warner Music Group Corp., Class A	266,366
18,238	Weibo Corp. ADR (China)*	377,162
5,380	World Wrestling Entertainment, Inc., Class A	451,920
19,206	Yalla Group Ltd. ADR (United Arab Emirates)*	83,546

Common Stocks – (continued)
Communication Services – (continued)
3,618	Ziff Davis, Inc.*	285,750
15,954	ZoomInfo Technologies, Inc.*	385,608

		39,250,945

Consumer Discretionary – 14.5%
20,273	2U, Inc.*	181,646
6,113	Academy Sports & Outdoors, Inc.	361,584
3,253	adidas AG (Germany)	488,700
7,622	Airbnb, Inc., Class A*	939,640
39,051	Alibaba Group Holding Ltd. ADR (China)*	3,428,287
822,215	Alibaba Health Information Technology Ltd. (China)*	586,586
65,796	Amazon.com, Inc.*	6,199,957
50,368	ANTA Sports Products Ltd. (China)	663,488
9,022	Aptiv PLC*	1,049,078
10,230	Bandai Namco Holdings, Inc. (Japan)	631,907
16,066	Chegg, Inc.*	255,289
9,166	Chewy, Inc., Class A*	371,681
4,009	Columbia Sportswear Co.	349,585
8,117	Continental AG (Germany)	585,350
15,131	Coursera, Inc.*	170,526
4,175	Dick’s Sporting Goods, Inc.	537,030
2,881	Duolingo, Inc.*	261,566
14,013	eBay, Inc.	643,197
4,131	Etsy, Inc.*	501,545
16,413	Everi Holdings, Inc.*	311,683
224,528	Faraday Future Intelligent Electric, Inc.*	119,449
32,786	Farfetch Ltd., Class A (United Kingdom)*	168,192
94,879	Ford Motor Co.	1,145,190
25,681	GameStop Corp., Class A*(c)	493,846
31,224	General Motors Co.	1,209,618
587	Graham Holdings Co., Class B	367,849
7,067	Hyundai Motor Co. (South Korea)	941,555
7,322	iRobot Corp.*	300,861
243,094	JD Sports Fashion PLC (United Kingdom)	532,980
13,271	JD.com, Inc. ADR (China)	589,763
15,162	Just Eat Takeaway.com NV (United Kingdom)*(a)	332,842
12,856	Kia Corp. (South Korea)	731,575
74,712	Koolearn Technology Holding Ltd. (China)*(a)(c)	424,029
12,203	Las Vegas Sands Corp.*	701,306
61,967	Li Ning Co. Ltd. (China)	526,950
73,266	Lucid Group, Inc.*(c)	668,919
2,641	Lululemon Athletica, Inc.*	816,597
13,454	Macy’s, Inc.	275,269
43,233	Meituan, Class B (China)*(a)	749,603
2,047	MercadoLibre, Inc. (Brazil)*	2,497,340
17,744	MGM Resorts International	763,169
575,800	Mullen Automotive, Inc.*	133,586
13,798	New Oriental Education & Technology Group, Inc. ADR (China)*	534,259

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
317,759	Nexteer Automotive Group Ltd. (China)	$201,598
9,914	NIKE, Inc., Class B	1,177,684
72,168	NIO, Inc. ADR (China)*	677,658
9,211	Overstock.com, Inc.*	178,417
28,405	Peloton Interactive, Inc., Class A*	366,993
4,521	Planet Fitness, Inc., Class A*	366,427
25,654	Playtech PLC (United Kingdom)*	174,857
42,757	Rivian Automotive, Inc., Class A*	825,210
45,198	Sharp Corp. (Japan)	311,905
7,529	Skechers USA, Inc., Class A*	335,116
8,774	Sony Group Corp. (Japan)	736,239
6,162	Stride, Inc.*	261,700
41,407	TAL Education Group ADR (China)*	291,091
16,372	Tesla, Inc.*	3,367,884
104,044	Toyota Motor Corp. (Japan)	1,422,618
22,626	Udemy, Inc.*	213,589
5,341	Wayfair, Inc., Class A*	216,257
9,134	Xometry, Inc., Class A*	277,765
45,439	XPeng, Inc. ADR (China)*(c)	405,316
20,993	Yamaha Motor Co. Ltd. (Japan)	537,097
9,602	Zalando SE (Germany)*(a)	382,878

		46,271,371

Consumer Staples – 0.6%
14,481	Beyond Meat, Inc.*(c)	258,341
12,558	Walmart, Inc.	1,784,869

		2,043,210

Energy – 0.8%
776,432	China Suntien Green Energy Corp. Ltd., Class H (China)	340,267
6,897	HD Hyundai Co. Ltd. (South Korea)	309,603
21,672	Oceaneering International, Inc.*	452,728
24,746	TotalEnergies SE (France)	1,537,061

		2,639,659

Financials – 9.5%
39,646	3i Group PLC (United Kingdom)	780,918
2,666	Ameriprise Financial, Inc.	914,091
6,758	Amundi SA (France)(a)	447,212
3,896	Antin Infrastructure Partners SA (France)	85,526
14,589	Apollo Global Management, Inc.	1,034,360
2,165	BlackRock, Inc.	1,492,616
13,988	Blackstone, Inc.	1,270,110
12,664	Carlyle Group, Inc. (The)	435,642
15,776	Charles Schwab Corp. (The)	1,229,266
32,027	CI Financial Corp. (Canada)	352,157
4,228	CME Group, Inc.	783,702
10,801	CNA Financial Corp.	472,868
11,773	Coinbase Global, Inc., Class A*(c)	763,244
150,898	Credit Suisse Group AG (Switzerland)	459,174
5,525	Discover Financial Services	618,800
7,858	DWS Group GmbH & Co. KGaA (Germany)(a)	256,669
5,223	Eurazeo SE (France)	353,388

Common Stocks – (continued)
Financials – (continued)
2,832	Evercore, Inc., Class A	371,502
23,664	flatexDEGIRO AG (Germany)*	202,874
4,294	Goldman Sachs Group, Inc. (The)(d)	1,509,985
30,669	Hargreaves Lansdown PLC (United Kingdom)	308,026
8,620	Interactive Brokers Group, Inc., Class A	742,268
21,830	KKR & Co., Inc.	1,230,120
163,887	Legal & General Group PLC (United Kingdom)	507,731
9,763	London Stock Exchange Group PLC (United Kingdom)	878,431
10,908	Morgan Stanley	1,052,622
1,985	Morningstar, Inc.	411,550
2,045	MSCI, Inc.	1,067,797
7,371	Northern Trust Corp.	702,235
107,286	NU Holdings Ltd., Class A (Brazil)*	540,721
5,040	Oppenheimer Holdings, Inc., Class A	222,214
42,777	Owl Rock Capital Corp.	586,045
11,941	Plus500 Ltd. (Israel)	259,492
67,795	Robinhood Markets, Inc., Class A*	682,696
4,167	S&P Global, Inc.	1,421,780
88,353	SoFi Technologies, Inc.*	583,130
5,181	Sprott, Inc. (Canada)	179,696
7,493	State Street Corp.	664,479
7,832	Stifel Financial Corp.	523,413
51,617	TP ICAP Group PLC (United Kingdom)	120,606
9,039	TPG, Inc.	298,468
8,926	Tradeweb Markets, Inc., Class A	632,764
55,602	UBS Group AG (Switzerland)	1,213,188
25,314	Upstart Holdings, Inc.*(c)	468,562
1,045	Virtus Investment Partners, Inc.	219,899
58,336	Waterdrop, Inc. ADR (China)*(c)	175,008
19,118	WealthNavi, Inc. (Japan)*(c)	179,229
57,207	WisdomTree, Inc.	341,526

		30,047,800

Health Care – 21.1%
8,862	10X Genomics, Inc., Class A*	421,122
429,921	3SBio, Inc. (China)(a)	426,114
19,973	Abbott Laboratories	2,031,654
15,825	AbbVie, Inc.	2,435,468
21,300	AdaptHealth Corp.*	340,587
34,882	Adaptive Biotechnologies Corp.*	298,241
7,184	Agilent Technologies, Inc.	1,019,913
6,468	Amgen, Inc.	1,498,377
14,408	AstraZeneca PLC (United Kingdom)	1,897,803
15,439	Baxter International, Inc.	616,788
3,221	Biogen, Inc.*	869,219
145,080	Bionano Genomics, Inc.*(c)	194,407
7,476	BioNTech SE ADR (Germany)	972,254
7,933	Bio-Techne Corp.	576,253
37,494	Bluebird Bio, Inc.*	194,969
17,985	Boston Scientific Corp.*	840,259
24,983	Bristol-Myers Squibb Co.	1,722,828
13,197	Bukwang Pharmaceutical Co. Ltd. (South Korea)	82,877

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
6,233	Castle Biosciences, Inc.*	$156,947
9,402	Celltrion Healthcare Co. Ltd. (South Korea)	387,235
24,787	Coherus Biosciences, Inc.*	167,808
4,364	CompuGroup Medical SE & Co KgaA (Germany)	208,261
11,238	CRISPR Therapeutics AG (Switzerland)*	554,258
10,834	Cullinan Oncology, Inc.*	122,316
12,145	Dexcom, Inc.*	1,348,216
26,791	DocGo, Inc.*	245,138
24,194	Editas Medicine, Inc.*	218,714
12,580	Edwards Lifesciences Corp.*	1,011,935
7,121	Eli Lilly & Co.	2,216,198
52,167	Erasca, Inc.*	187,801
12,399	Exact Sciences Corp.*	772,830
29,530	Exelixis, Inc.*	504,372
15,036	Exscientia PLC ADR (United Kingdom)*(c)	97,884
10,587	Fulgent Genetics, Inc.*	347,148
7,351	Galapagos NV (Belgium)*	271,915
19,916	Gilead Sciences, Inc.	1,603,835
5,972	Globus Medical, Inc., Class A*	348,406
17,260	Guardant Health, Inc.*	533,161
13,857	Ideaya Biosciences, Inc.*	244,576
4,887	Illumina, Inc.*	973,490
5,194	Immunocore Holdings PLC ADR (United Kingdom)*	284,891
1,040,605	Imugene Ltd. (Australia)*	91,225
77,811	Innovent Biologics, Inc. (China)*(a)	377,680
2,951	Insulet Corp.*	815,538
10,319	Intellia Therapeutics, Inc.*	414,514
6,085	Intuitive Surgical, Inc.*	1,395,838
117,396	Invitae Corp.*	252,401
3,262	iRhythm Technologies, Inc.*	383,872
17,122	Johnson & Johnson	2,624,118
36,067	Keymed Biosciences, Inc. (China)*(a)	289,473
42,512	Koninklijke Philips NV (Netherlands)	696,548
28,409	Maravai LifeSciences Holdings, Inc., Class A*	419,033
4,302	Masimo Corp.*	719,768
21,664	Medtronic PLC	1,793,779
21,224	Merck & Co., Inc.	2,254,838
8,640	Moderna, Inc.*	1,199,318
12,298	MorphoSys AG (Germany)*(c)	223,997
12,595	Myriad Genetics, Inc.*	238,297
11,527	NextGen Healthcare, Inc.*	208,754
10,790	Novo Nordisk A/S ADR (Denmark)	1,521,282
22,482	Ono Pharmaceutical Co. Ltd. (Japan)	458,833
27,810	Pacific Biosciences of California, Inc.*	252,515
52,343	Pfizer, Inc.	2,123,556
8,570	PHC Holdings Corp. (Japan)	90,598
27,246	Poseida Therapeutics, Inc.*	155,030
9,928	PROCEPT BioRobotics Corp.*	371,804
9,242	QIAGEN NV*	424,670

Common Stocks – (continued)
Health Care – (continued)
1,647	Regeneron Pharmaceuticals, Inc.*	1,252,412
17,410	Relay Therapeutics, Inc.*	281,172
10,846	Repare Therapeutics, Inc. (Canada)*	111,172
28,241	ResMed, Inc. CDI	598,563
7,917	Roche Holding AG	2,295,909
48,506	Sana Biotechnology, Inc.*	178,017
58,657	Sangamo Therapeutics, Inc.*	178,904
17,961	Sanofi	1,693,146
4,042	Sarepta Therapeutics, Inc.*	493,649
159	Scilex Holding Co. (Singapore)*	1,375
23,159	Scilex Holding Co.*	179,892
6,422	Seagen, Inc.*	1,153,969
154,343	Senseonics Holdings, Inc.*(c)	160,517
124,460	Shanghai MicroPort MedBot Group Co. Ltd. (China)*(c)	459,818
92,931	Sharecare, Inc.*	217,459
24,502	Siemens Healthineers AG (Germany)(a)	1,283,109
37,470	Smith & Nephew PLC (United Kingdom)	538,006
5,175	Stryker Corp.	1,360,404
11,779	Takara Bio, Inc. (Japan)	150,032
10,384	Tandem Diabetes Care, Inc.*	372,370
12,151	Teladoc Health, Inc.*	321,880
3,792	Thermo Fisher Scientific, Inc.	2,054,354
2,049	UFP Technologies, Inc.*	241,208
16,738	Veracyte, Inc.*	411,922
15,025	Veradigm, Inc.*	249,565
13,454	Verona Pharma PLC ADR (United Kingdom)*(c)	288,454
5,504	Vertex Pharmaceuticals, Inc.*	1,597,756
54,879	Well Health Technologies Corp. (Canada)*	181,392

		67,350,173

Industrials – 6.8%
30,250	3D Systems Corp.*	296,148
42,406	ABB Ltd. (Switzerland)	1,415,268
5,193	AeroVironment, Inc.*	445,248
2,720	Alfen N.V. (Netherlands)*(a)	220,092
4,152	ASGN, Inc.*	368,698
137,194	Aurora Innovation, Inc.*	214,023
17,376	Blink Charging Co.*(c)	157,253
1,432	CACI International, Inc., Class A*	419,576
30,368	ChargePoint Holdings, Inc.*(c)	344,980
3,433	Daihen Corp. (Japan)	107,742
147,258	Desktop Metal, Inc., Class A*(c)	223,832
6,128	FANUC Corp. (Japan)	1,042,365
2,055	FTI Consulting, Inc.*	377,524
56,394	Full Truck Alliance Co. Ltd. ADR (China)*	394,758
19,301	General Electric Co.	1,634,988
8,803	Kaman Corp.	228,878
18,807	Kawasaki Heavy Industries Ltd. (Japan)	410,616
17,842	Kratos Defense & Security Solutions, Inc.*	225,701
4,249	Leidos Holdings, Inc.	412,450

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
24,029	Leonardo DRS, Inc.*	$312,377
6,100	LIG Nex1 Co. Ltd. (South Korea)	344,357
3,649	Lockheed Martin Corp.	1,730,575
23,237	Lyft, Inc., Class A*	232,370
59,250	Mitsubishi Electric Corp. (Japan)	666,815
5,325	Moog, Inc., Class A	525,151
11,219	Nabtesco Corp. (Japan)	289,916
18,661	Nidec Corp. (Japan)	944,729
120,506	Nikola Corp.*(c)	267,523
29,467	Nordex SE (Germany)*	444,684
8,561	Parsons Corp.*	385,502
16,717	PNE AG (Germany)	283,654
9,492	Proto Labs, Inc.*	298,428
4,782	Rainbow Robotics (South Korea)*	334,641
7,905	Shibaura Machine Co. Ltd. (Japan)	183,675
35,434	Siemens Energy AG (Germany)*(c)	712,850
20,452	SunPower Corp.*	307,189
12,676	Sunrun, Inc.*	304,731
8,905	Textron, Inc.	645,880
4,214	Thales SA (France)	590,795
86,154	TuSimple Holdings, Inc., Class A*	165,416
73,257	Velo3D, Inc.*(c)	232,225
3,959	Verisk Analytics, Inc.	677,424
33,199	Virgin Galactic Holdings, Inc.*(c)	190,562
36,877	Wallbox NV (Spain)*	209,093
575,761	Xinjiang Goldwind Science & Technology Co. Ltd., Class H (China)	518,585
89,698	Xinte Energy Co. Ltd., Class H (China)	197,691
15,518	Yaskawa Electric Corp. (Japan)	610,626

		21,547,604

Information Technology – 31.9%
15,961	ACI Worldwide, Inc.*	412,592
3,658	Adobe, Inc.*	1,185,009
15,535	Advanced Micro Devices, Inc.*	1,220,740
603	Adyen NV (Netherlands)*(a)	860,231
23,641	Affirm Holdings, Inc.*	321,990
2,617	Ahnlab, Inc. (South Korea)	149,910
5,685	Akamai Technologies, Inc.*	412,731
18,890	Alkami Technology, Inc.*	290,150
6,342	Alteryx, Inc., Class A*	414,196
10,389	Ambarella, Inc.*	979,787
7,341	Amphenol Corp., Class A	569,074
44,030	Apple, Inc.	6,490,462
5,801	Arista Networks, Inc.*	804,599
22,529	Atos SE (France)*(c)	321,109
3,898	Autodesk, Inc.*	774,494
29,360	AvidXchange Holdings, Inc.*	292,132
3,774	Belden, Inc.	318,450
48,033	BigBear.ai Holdings, Inc.*	141,217
25,024	BigCommerce Holdings, Inc.Series 1*	238,228
91,981	BlackBerry Ltd. (Canada)*	356,886
25,045	Block, Inc.*	1,921,703
443,915	BrainChip Holdings Ltd. (Australia)*	161,651
2,655	Broadcom, Inc.	1,577,840
13,572	C3.ai, Inc., Class A*(c)	306,456

Common Stocks – (continued)
Information Technology – (continued)
6,277	Canadian Solar, Inc. (Canada)*	249,511
5,809	CEVA, Inc.*	183,332
6,751	Ciena Corp.*	325,533
35,650	Cisco Systems, Inc.	1,726,173
9,987	Cloudflare, Inc., Class A*	599,320
8,484	Cognex Corp.	402,311
4,411	Consensus Cloud Solutions, Inc.*	181,027
40,788	Converge Technology Solutions Corp. (Canada)*	139,610
14,731	Corning, Inc.	500,117
6,714	Crowdstrike Holdings, Inc., Class A*	810,313
3,185	CyberArk Software Ltd.*	461,092
23,075	Dassault Systemes (France)	895,151
8,458	Digi International, Inc.*	282,243
7,828	Digital Garage, Inc. (Japan)	258,319
25,185	Dlocal Ltd. (Uruguay)*(c)	376,264
6,622	DocuSign, Inc.*	406,260
20,789	EngageSmart, Inc.*	437,401
4,408	Euronet Worldwide, Inc.*	479,811
2,217	ExlService Holdings, Inc.*	364,719
18,833	Extreme Networks, Inc.*	352,554
748	Fair Isaac Corp.*	506,688
5,635	FARO Technologies, Inc.*	153,272
16,374	Fidelity National Information Services, Inc.	1,037,620
3,988	First Solar, Inc.*	674,530
3,149	FleetCor Technologies, Inc.*	676,374
12,978	Flywire Corp.*	320,946
12,089	ForgeRock, Inc., Class A*	247,099
18,109	Fortinet, Inc.*	1,076,399
22,523	Gen Digital, Inc.	439,424
6,272	Global Payments, Inc.	703,718
2,138	Globant SA*	352,941
47,090	Hewlett Packard Enterprise Co.	735,075
19,807	HP, Inc.	584,703
29,350	indie Semiconductor, Inc., Class A (China)*	307,001
23,861	Infineon Technologies AG (Germany)	848,084
29,527	Infinera Corp.*	208,756
56,448	Innoviz Technologies Ltd. (Israel)*	268,128
10,765	Instructure Holdings, Inc.*	277,414
9,417	Intapp, Inc.*	372,725
85,260	Intel Corp.	2,125,532
5,053	InterDigital, Inc.	368,818
10,562	International Business Machines Corp.	1,365,667
2,582	IPG Photonics Corp.*	318,206
4,076	Jack Henry & Associates, Inc.	669,442
13,067	Juniper Networks, Inc.	402,202
13,966	Kainos Group PLC (United Kingdom)	235,189
2,265	Keyence Corp. (Japan)	979,230
5,017	Keysight Technologies, Inc.*	802,519
6,389	Kontron AG (Austria)(c)	128,396
62,504	Learning Technologies Group PLC (United Kingdom)	106,771
42,387	Marathon Digital Holdings, Inc.*(c)	300,948
71,343	Marqeta, Inc., Class A*	413,789

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
19,274	Marvell Technology, Inc.	$870,221
6,832	Mastercard, Inc., Class A	2,427,341
17,862	Materialise NV ADR (Belgium)*	153,613
10,424	Maxeon Solar Technologies Ltd.*	183,462
10,433	Micron Technology, Inc.	603,236
26,331	Microsoft Corp.	6,567,478
1,417	MicroStrategy, Inc., Class A*	371,637
9,421	nCino, Inc.*	256,722
15,299	NCR Corp.*	390,583
6,138	Nemetschek SE (Germany)	349,422
10,075	NETGEAR, Inc.*	182,358
9,850	NetScout Systems, Inc.*	280,134
35,235	NEXTDC Ltd. (Australia)*	244,023
1,937	Nice Ltd. ADR (Israel)*	401,753
146,096	Nokia OYJ ADR (Finland)	672,042
2,089	Novanta, Inc.*	327,785
11,095	Nuvei Corp. (Canada)*(a)	340,482
32,240	NVIDIA Corp.	7,484,838
4,629	NXP Semiconductors NV (China)	826,184
7,786	Okta, Inc.*	555,064
11,212	OneSpan, Inc.*	151,586
10,865	Open Text Corp. (Canada)	373,539
2,391	OSI Systems, Inc.*	221,287
34,630	Pagseguro Digital Ltd., Class A (Brazil)*	300,242
5,926	Palo Alto Networks, Inc.*	1,116,281
94,371	PAX Global Technology Ltd. (Hong Kong)	82,475
52,041	Payoneer Global, Inc.*	301,838
19,833	PayPal Holdings, Inc.*	1,459,709
28,226	Paysafe Ltd.*	562,826
3,679	PTC, Inc.*	461,089
11,520	Q2 Holdings, Inc.*	371,866
3,252	Qorvo, Inc.*	328,094
11,810	QUALCOMM, Inc.	1,458,889
28,396	Repay Holdings Corp.*	240,798
30,604	Ribbon Communications, Inc.*	136,494
51,151	Riot Platforms, Inc.*(c)	319,694
34,356	Sabre Corp.*	173,841
9,521	Salesforce, Inc.*	1,557,731
7,085	SAP SE (Germany)	807,567
29,703	Seiko Epson Corp. (Japan)	409,298
10,445	Semtech Corp.*	321,810
28,168	SentinelOne, Inc., Class A*	450,406
8,246	Shift4 Payments, Inc., Class A*	531,867
22,842	Shopify, Inc., Class A (Canada)*	939,720
1,581	Silicon Laboratories, Inc.*	282,256
6,709	Skyworks Solutions, Inc.	748,523
6,691	Snowflake, Inc., Class A*	1,032,957
14,210	Software AG (Germany)	282,557
96,927	Spirent Communications PLC (United Kingdom)	249,944
5,973	Splunk, Inc.*	612,233
4,250	Sprout Social, Inc., Class A*	259,165
13,847	SS&C Technologies Holdings, Inc.	812,819
12,970	STMicroelectronics NV (Singapore)	624,807

Common Stocks – (continued)
Information Technology – (continued)
32,361	StoneCo Ltd., Class A (Brazil)*	275,392
22,916	Stratasys Ltd.*	296,762
2,257	Synaptics, Inc.*	265,446
23,228	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,022,462
4,158	TD SYNNEX Corp.	401,330
32,051	TELUS International CDA, Inc. (Philippines)*(c)	683,007
8,488	Tenable Holdings, Inc.*	375,424
12,541	Teradyne, Inc.	1,268,397
20,423	Toast, Inc., Class A*	386,403
26,464	TomTom NV (Netherlands)*	204,875
46,680	Tuya, Inc. ADR (China)*	96,628
123,919	Tyro Payments Ltd. (Australia)*	137,882
37,100	UiPath, Inc., Class A*	550,564
41,546	Valens Semiconductor Ltd. (Israel)*	191,527
12,238	Varonis Systems, Inc.*	331,405
11,189	Visa, Inc., Class A	2,460,909
2,469	WEX, Inc.*	476,048
2,607	Zebra Technologies Corp., Class A*	782,752
30,915	Zeta Global Holdings Corp., Class A*	328,008
5,084	Zscaler, Inc.*	666,767

		101,634,878

Real Estate – 0.9%
4,246	American Tower Corp. REIT	840,750
6,800	Digital Realty Trust, Inc. REIT	708,764
1,082	Equinix, Inc. REIT	744,708
10,793	Zillow Group, Inc., Class A*	446,291

		2,740,513

Utilities – 1.3%
10,185	Atlantica Sustainable Infrastructure PLC (Spain)	281,106
13,951	Avangrid, Inc.	544,508
17,820	Brookfield Renewable Corp., Class A	496,287
15,914	Brookfield Renewable Partners LP (Canada)	416,947
12,142	Dominion Energy, Inc.	675,338
30,538	Innergex Renewable Energy, Inc. (Canada)	326,139
18,569	NextEra Energy, Inc.	1,318,956

		4,059,281

TOTAL COMMON STOCKS
(Cost $342,519,038)		$317,585,434

Exchange-Traded Fund – 0.1%
179,400	Greencoat UK Wind PLC/Funds
(Cost $323,364)		$337,731

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Units	Description	Expiration Month	Value

Right – 0.0%
Health Care – 0.0%
9,282	AstraZeneca PLC*
(Cost $0)		12/28	$28,403

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $342,842,402)			$317,951,568

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.6%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,390,962	4.475%	$8,390,962
(Cost $8,390,962)

TOTAL INVESTMENTS – 102.4%
(Cost $351,233,364)		$326,342,530

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%		(7,881,522)

NET ASSETS – 100.0%		$318,461,008

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 6.6%
8,005	Activision Blizzard, Inc.	$610,381
50,446	Alphabet, Inc., Class A*	4,543,167
44,735	Alphabet, Inc., Class C*	4,039,570
69,841	AT&T, Inc.	1,320,693
1,047	Charter Communications, Inc., Class A*	384,888
2,854	Electronic Arts, Inc.	316,623
3,060	Fox Corp., Class A	107,161
1,467	Fox Corp., Class B	47,311
3,996	Interpublic Group of Cos., Inc. (The)	142,018
10,011	Lumen Technologies, Inc.	34,037
4,513	Netflix, Inc.*	1,453,773
1,672	New York Times Co. (The), Class A	64,372
95	Paramount Global, Class A(a)	2,335
5,938	Paramount Global, Class B	127,192
1,186	Roku, Inc.*	76,722
1,682	Take-Two Interactive Software, Inc.*	184,263
5,812	T-Mobile US, Inc.*	826,350
1,052	TripAdvisor, Inc.*	22,692
41,000	Verizon Communications, Inc.	1,591,210
18,783	Walt Disney Co. (The)*	1,870,975
2,302	ZoomInfo Technologies, Inc.*	55,639

		17,821,372

Consumer Discretionary – 10.4%
3,866	Airbnb, Inc., Class A*	476,601
91,623	Amazon.com, Inc.*	8,633,635
2,785	Aptiv PLC*	323,840
2,070	Best Buy Co., Inc.	172,038
400	Booking Holdings, Inc.*	1,009,600
2,404	BorgWarner, Inc.	120,873
702	Brunswick Corp.	61,369
1,627	CarMax, Inc.*	112,328
288	Chipotle Mexican Grill, Inc.*	429,431
1,261	Darden Restaurants, Inc.	180,310
270	Deckers Outdoor Corp.*	112,415
548	Dick’s Sporting Goods, Inc.	70,489
3,644	DraftKings, Inc., Class A*	68,726
5,591	eBay, Inc.	256,627
1,288	Etsy, Inc.*	156,376
1,557	Expedia Group, Inc.*	169,666
40,621	Ford Motor Co.	490,296
2,004	Gap, Inc. (The)	26,072
1,587	Garmin Ltd.	155,732
14,603	General Motors Co.	565,720
316	Grand Canyon Education, Inc.*	35,800
1,598	H&R Block, Inc.	58,806
1,384	Harley-Davidson, Inc.	65,809
1,353	Hasbro, Inc.	74,429
2,743	Hilton Worldwide Holdings, Inc.	396,391
10,651	Home Depot, Inc. (The)	3,158,448
488	Hyatt Hotels Corp., Class A*	56,725
1,194	Kohl’s Corp.	33,480
3,406	Las Vegas Sands Corp.*	195,743
605	Lear Corp.	84,488
278	Lithia Motors, Inc.	70,940
6,402	Lowe’s Cos., Inc.	1,317,212

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,150	Lululemon Athletica, Inc.*	355,580
2,775	Macy’s, Inc.	56,777
2,734	Marriott International, Inc., Class A	462,702
385	Marriott Vacations Worldwide Corp.	58,901
7,618	McDonald’s Corp.	2,010,466
3,302	MGM Resorts International	142,019
511	Mohawk Industries, Inc.*	52,556
12,631	NIKE, Inc., Class B	1,500,437
1,152	Nordstrom, Inc.	22,441
3,174	Peloton Interactive, Inc., Class A*	41,008
567	Polaris, Inc.	64,496
2,333	PulteGroup, Inc.	127,545
669	PVH Corp.	53,681
2,655	QuantumScape Corp.*(a)	25,408
417	Ralph Lauren Corp.	49,285
2,268	Royal Caribbean Cruises Ltd.*	160,212
1,540	Service Corp. International	103,996
11,820	Starbucks Corp.	1,206,704
2,493	Tapestry, Inc.	108,470
4,774	Target Corp.	804,419
11,964	TJX Cos., Inc. (The)	916,442
1,137	Tractor Supply Co.	265,217
414	Vail Resorts, Inc.	96,665
811	Wayfair, Inc., Class A*	32,837
549	Whirlpool Corp.	75,751
683	Williams-Sonoma, Inc.	85,320
889	YETI Holdings, Inc.*	34,653

		28,054,403

Consumer Staples – 6.5%
5,498	Archer-Daniels-Midland Co.	437,641
1,390	Bunge Ltd.	132,745
1,948	Campbell Soup Co.	102,309
2,441	Church & Dwight Co., Inc.	204,507
1,240	Clorox Co. (The)	192,746
39,284	Coca-Cola Co. (The)	2,337,791
8,329	Colgate-Palmolive Co.	610,516
4,564	Costco Wholesale Corp.	2,209,797
5,993	General Mills, Inc.	476,503
1,468	Hershey Co. (The)	349,854
2,881	Hormel Foods Corp.	127,859
658	Ingredion, Inc.	65,405
2,564	Kellogg Co.	169,070
8,621	Keurig Dr Pepper, Inc.	297,856
3,384	Kimberly-Clark Corp.	423,169
6,592	Kroger Co. (The)	284,379
2,519	McCormick & Co., Inc.	187,212
1,759	Molson Coors Beverage Co., Class B	93,561
3,681	Monster Beverage Corp.*	374,579
13,908	PepsiCo, Inc.	2,413,455
23,749	Procter & Gamble Co. (The)	3,266,912
5,107	Sysco Corp.	380,829
2,863	Tyson Foods, Inc., Class A	169,604
7,212	Walgreens Boots Alliance, Inc.	256,242
14,652	Walmart, Inc.	2,082,489

		17,647,030

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Energy – 4.9%
3,016	APA Corp.	$115,754
8,866	Baker Hughes Co.	271,300
2,343	Cheniere Energy, Inc.	368,648
18,223	Chevron Corp.	2,929,712
11,745	ConocoPhillips	1,213,846
6,123	Devon Energy Corp.	330,152
3,468	EQT Corp.	115,068
38,829	Exxon Mobil Corp.	4,267,695
8,459	Halliburton Co.	306,469
18,711	Kinder Morgan, Inc.	319,210
4,407	Marathon Petroleum Corp.	544,705
7,476	Occidental Petroleum Corp.	437,794
4,185	ONEOK, Inc.	273,908
4,450	Phillips 66	456,392
2,239	Pioneer Natural Resources Co.	448,718
2,217	Range Resources Corp.	59,726
3,623	Valero Energy Corp.	477,258
254	Vitesse Energy, Inc.*	4,417
11,467	Williams Cos., Inc. (The)	345,157

		13,285,929

Financials – 11.9%
2,853	Allstate Corp. (The)	367,409
3,220	Ally Financial, Inc.	96,761
5,853	American Express Co.	1,018,363
8,025	American International Group, Inc.	490,408
1,147	Ameriprise Financial, Inc.	393,272
2,214	Aon PLC, Class A	673,167
3,822	Arch Capital Group Ltd.*	267,540
574	Assurant, Inc.	73,122
839	Axis Capital Holdings Ltd.	50,944
75,871	Bank of America Corp.	2,602,375
426	Bank of Hawaii Corp.	31,890
7,929	Bank of New York Mellon Corp. (The)	403,428
1,622	BlackRock, Inc.	1,118,255
3,698	Capital One Financial Corp.	403,378
1,142	Cboe Global Markets, Inc.	144,086
16,419	Charles Schwab Corp. (The)	1,279,368
20,910	Citigroup, Inc.	1,059,928
3,873	CME Group, Inc.	717,899
1,409	Comerica, Inc.	98,771
393	Evercore, Inc., Class A	51,554
419	Everest Re Group Ltd.	160,883
7,354	Fifth Third Bancorp	266,950
1,962	First Republic Bank	241,346
3,765	FNB Corp.	53,727
3,079	Franklin Resources, Inc.	90,738
3,544	Goldman Sachs Group, Inc. (The)(b)	1,246,248
382	Hanover Insurance Group, Inc. (The)	53,281
3,426	Hartford Financial Services Group, Inc. (The)	268,187
15,664	Huntington Bancshares, Inc.	239,973
5,959	Intercontinental Exchange, Inc.	606,626
2,161	Jefferies Financial Group, Inc.	81,664
31,510	JPMorgan Chase & Co.	4,516,959
10,028	KeyCorp	183,412

Common Stocks – (continued)
Financials – (continued)
894	Lazard Ltd., Class A	33,400
1,831	Lincoln National Corp.	58,079
860	LPL Financial Holdings, Inc.	214,622
401	MarketAxess Holdings, Inc.	136,921
5,350	Marsh & McLennan Cos., Inc.	867,449
7,135	MetLife, Inc.	511,794
3,187	MGIC Investment Corp.	43,853
1,726	Moody’s Corp.	500,799
13,318	Morgan Stanley	1,285,187
267	Morningstar, Inc.	55,357
838	MSCI, Inc.	437,562
3,712	Nasdaq, Inc.	208,095
2,219	Northern Trust Corp.	211,404
1,239	OneMain Holdings, Inc.	53,389
808	Pinnacle Financial Partners, Inc.	59,865
4,349	PNC Financial Services Group, Inc. (The)	686,794
395	Primerica, Inc.	75,816
2,614	Principal Financial Group, Inc.	234,110
6,306	Progressive Corp. (The)	905,037
3,975	Prudential Financial, Inc.	397,500
10,087	Regions Financial Corp.	235,229
721	Reinsurance Group of America, Inc.	104,163
1,223	Rocket Cos., Inc., Class A(a)	9,613
3,518	S&P Global, Inc.	1,200,342
633	SVB Financial Group*	182,374
4,361	Synchrony Financial	155,731
1,553	Synovus Financial Corp.	64,931
1,162	Tradeweb Markets, Inc., Class A	82,374
2,525	Travelers Cos., Inc. (The)	467,428
14,360	Truist Financial Corp.	674,202
2,331	Umpqua Holdings Corp.	41,165
2,137	Unum Group	95,203
761	Upstart Holdings, Inc.*(a)	14,086
14,494	US Bancorp	691,799
2,222	W R Berkley Corp.	147,074
40,970	Wells Fargo & Co.	1,916,167

		32,410,826

Health Care – 13.9%
759	10X Genomics, Inc., Class A*	36,068
14,160	Abbott Laboratories	1,440,355
14,593	AbbVie, Inc.	2,245,863
2,441	Agilent Technologies, Inc.	346,549
646	Align Technology, Inc.*	199,937
1,013	Alnylam Pharmaceuticals, Inc.*	193,939
1,559	AmerisourceBergen Corp.	242,518
4,409	Amgen, Inc.	1,021,389
4,153	Baxter International, Inc.	165,912
2,344	Becton Dickinson and Co.	549,785
1,182	Biogen, Inc.*	318,974
1,522	BioMarin Pharmaceutical, Inc.*	151,576
11,781	Boston Scientific Corp.*	550,408
17,586	Bristol-Myers Squibb Co.	1,212,731
4,692	Centene Corp.*	320,933
2,471	Cigna Group (The)	721,779
13,187	CVS Health Corp.	1,101,642

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
5,345	Danaher Corp.	$1,323,048
458	DaVita, Inc.*	37,675
288	Definitive Healthcare Corp.*	3,289
1,767	DENTSPLY SIRONA, Inc.	67,270
3,180	Dexcom, Inc.*	353,012
5,099	Edwards Lifesciences Corp.*	410,164
1,989	Elevance Health, Inc.	934,174
6,958	Eli Lilly & Co.	2,165,469
3,549	GE HealthCare Technologies, Inc.*	269,724
10,366	Gilead Sciences, Inc.	834,774
1,780	HCA Healthcare, Inc.	433,341
2,030	Hologic, Inc.*	161,669
1,827	Horizon Therapeutics PLC*	200,038
1,043	Humana, Inc.	516,306
679	IDEXX Laboratories, Inc.*	321,330
1,297	Illumina, Inc.*	258,362
1,505	Incyte Corp.*	115,855
568	Insulet Corp.*	156,972
2,908	Intuitive Surgical, Inc.*	667,066
1,530	IQVIA Holdings, Inc.*	318,959
21,730	Johnson & Johnson	3,330,340
731	Laboratory Corp. of America Holdings	174,972
906	Maravai LifeSciences Holdings, Inc., Class A*	13,363
11,036	Medtronic PLC	913,781
20,888	Merck & Co., Inc.	2,219,141
2,739	Moderna, Inc.*	380,201
781	Neurocrine Biosciences, Inc.*	80,521
46,669	Pfizer, Inc.	1,893,361
857	Regeneron Pharmaceuticals, Inc.*	651,680
455	Repligen Corp.*	79,338
1,191	ResMed, Inc.	253,683
669	Signify Health, Inc., Class A*	19,260
2,900	Stryker Corp.	762,352
3,231	Thermo Fisher Scientific, Inc.	1,750,427
551	Ultragenyx Pharmaceutical, Inc.*	24,514
7,724	UnitedHealth Group, Inc.	3,676,161
1,149	Veeva Systems, Inc., Class A*	190,343
2,111	Vertex Pharmaceuticals, Inc.*	612,802
574	Waters Corp.*	178,451
1,730	Zimmer Biomet Holdings, Inc.	214,295

		37,787,841

Industrials – 9.0%
5,359	3M Co.	577,379
312	Acuity Brands, Inc.	60,516
1,279	AECOM	110,454
850	Allegion PLC	95,803
6,650	American Airlines Group, Inc.*	106,267
2,239	AMETEK, Inc.	316,953
439	Armstrong World Industries, Inc.	34,615
262	Avis Budget Group, Inc.*	57,551
1,081	AZEK Co., Inc. (The)*	26,041
5,327	Boeing Co. (The)*	1,073,657
1,275	Booz Allen Hamilton Holding Corp.	120,781
8,119	Carrier Global Corp.	365,599

Common Stocks – (continued)
Industrials – (continued)
5,060	Caterpillar, Inc.	1,212,123
1,127	C.H. Robinson Worldwide, Inc.	112,655
2,383	ChargePoint Holdings, Inc.*(a)	27,071
840	Cintas Corp.	368,315
20,417	CSX Corp.	622,514
1,369	Cummins, Inc.	332,777
2,681	Deere & Co.	1,123,982
6,593	Delta Air Lines, Inc.*	252,776
3,879	Eaton Corp. PLC	678,553
5,739	Emerson Electric Co.	474,673
2,333	FedEx Corp.	474,112
3,439	Fortive Corp.	229,244
1,254	Fortune Brands Innovations, Inc.	77,685
328	FTI Consulting, Inc.*	60,257
10,646	General Electric Co.	901,823
332	Hertz Global Holdings, Inc.*	6,145
6,552	Honeywell International, Inc.	1,254,577
521	Hubbell, Inc.	131,052
738	IDEX Corp.	166,035
2,971	Illinois Tool Works, Inc.	692,718
3,946	Ingersoll Rand, Inc.	229,144
1,242	Jacobs Solutions, Inc.	148,419
6,727	Johnson Controls International PLC	421,917
1,141	KBR, Inc.	62,881
1,847	L3Harris Technologies, Inc.	390,068
1,141	Leidos Holdings, Inc.	110,757
311	Lennox International, Inc.	79,252
544	Lincoln Electric Holdings, Inc.	91,354
2,273	Lockheed Martin Corp.	1,077,993
1,961	MDU Resources Group, Inc.	62,458
479	Mercury Systems, Inc.*	25,071
1,422	Northrop Grumman Corp.	659,964
1,603	nVent Electric PLC	73,482
637	Oshkosh Corp.	56,814
4,049	Otis Worldwide Corp.	342,626
906	Owens Corning	88,598
14,290	Raytheon Technologies Corp.	1,401,706
1,116	Rockwell Automation, Inc.	329,142
525	Schneider National, Inc., Class B	14,731
457	SiteOne Landscape Supply, Inc.*	67,791
6,099	Southwest Airlines Co.	204,804
1,013	Spirit AeroSystems Holdings, Inc., Class A	34,624
1,435	Stanley Black & Decker, Inc.	122,850
2,400	Sunrun, Inc.*	57,696
2,026	Textron, Inc.	146,946
580	Timken Co. (The)	49,561
2,233	Trane Technologies PLC	413,038
1,869	TransUnion	122,289
19,780	Uber Technologies, Inc.*	657,883
5,974	Union Pacific Corp.	1,238,291
3,359	United Airlines Holdings, Inc.*	174,534
7,148	United Parcel Service, Inc., Class B	1,304,439
679	United Rentals, Inc.	318,132
1,509	Verisk Analytics, Inc.	258,205
4,732	Waste Management, Inc.	708,664

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
1,974	WillScot Mobile Mini Holdings Corp.*	$101,464
572	Woodward, Inc.	56,628
437	W.W. Grainger, Inc.	292,104
1,739	Xylem, Inc.	178,508

		24,319,531

Information Technology – 27.8%
6,159	Accenture PLC, Class A	1,635,522
3,895	Adobe, Inc.*	1,261,785
13,544	Advanced Micro Devices, Inc.*	1,064,288
1,298	Akamai Technologies, Inc.*	94,235
4,303	Analog Devices, Inc.	789,471
729	ANSYS, Inc.*	221,332
126,038	Apple, Inc.	18,579,262
7,201	Applied Materials, Inc.	836,396
1,825	Autodesk, Inc.*	362,609
4,059	Automatic Data Processing, Inc.	892,249
5,207	Block, Inc.*	399,533
3,311	Broadcom, Inc.	1,967,694
1,260	Broadridge Financial Solutions, Inc.	177,383
2,286	Cadence Design Systems, Inc.*	441,061
1,146	Ceridian HCM Holding, Inc.*	83,578
1,436	Ciena Corp.*	69,244
458	Cirrus Logic, Inc.*	47,059
40,087	Cisco Systems, Inc.	1,941,013
2,368	Cloudflare, Inc., Class A*	142,104
6,326	Corning, Inc.	214,768
2,116	Dell Technologies, Inc., Class C	85,994
1,655	DocuSign, Inc.*	101,534
2,247	Dropbox, Inc., Class A*	45,839
1,666	Dynatrace, Inc.*	70,855
647	Elastic NV*	38,186
499	F5, Inc.*	71,347
5,760	Fidelity National Information Services, Inc.	365,011
999	First Solar, Inc.*	168,971
5,406	Fortinet, Inc.*	321,333
642	Gartner, Inc.*	210,454
4,686	Gen Digital, Inc.	91,424
1,753	Genpact Ltd.	83,671
1,311	GoDaddy, Inc., Class A*	99,256
10,770	Hewlett Packard Enterprise Co.	168,120
8,432	HP, Inc.	248,913
34,318	Intel Corp.	855,548
7,547	International Business Machines Corp.	975,827
2,311	Intuit, Inc.	940,993
554	Jamf Holding Corp.*	11,756
3,113	Juniper Networks, Inc.	95,818
1,741	Keysight Technologies, Inc.*	278,490
1,147	Lam Research Corp.	557,453
234	Littelfuse, Inc.	60,543
7,110	Marvell Technology, Inc.	321,016
8,274	Mastercard, Inc., Class A	2,939,669
9,105	Micron Technology, Inc.	526,451
62,749	Microsoft Corp.	15,650,856
556	MongoDB, Inc.*	116,493
1,604	Motorola Solutions, Inc.	421,547

Common Stocks – (continued)
Information Technology – (continued)
1,821	NetApp, Inc.	117,546
446	New Relic, Inc.*	32,545
20,195	NVIDIA Corp.	4,688,471
1,268	Okta, Inc.*	90,396
3,635	ON Semiconductor Corp.*	281,385
12,818	Oracle Corp.	1,120,293
2,464	Palo Alto Networks, Inc.*	464,144
11,080	PayPal Holdings, Inc.*	815,488
347	Pegasystems, Inc.	16,094
2,356	Pure Storage, Inc., Class A*	67,240
9,396	QUALCOMM, Inc.	1,160,688
8,070	Salesforce, Inc.*	1,320,333
1,679	ServiceNow, Inc.*	725,613
1,066	Smartsheet, Inc., Class A*	46,925
1,363	Splunk, Inc.*	139,707
1,278	Synopsys, Inc.*	464,885
858	Teradata Corp.*	34,972
1,312	Teradyne, Inc.	132,696
7,610	Texas Instruments, Inc.	1,304,734
714	Thoughtworks Holding, Inc.*	5,255
2,392	Trimble, Inc.*	124,528
1,460	Twilio, Inc., Class A*	98,127
345	Tyler Technologies, Inc.*	110,831
16,005	Visa, Inc., Class A	3,520,140
1,750	VMware, Inc., Class A*	192,728
2,663	Western Digital Corp.*	102,472
3,801	Western Union Co. (The)	49,261
1,031	Wolfspeed, Inc.*	76,273
1,674	Workday, Inc., Class A*	310,477
502	Zebra Technologies Corp., Class A*	150,726
2,116	Zoom Video Communications, Inc., Class A*	157,832
708	Zscaler, Inc.*	92,854

		75,159,613

Materials – 2.8%
2,103	Air Products and Chemicals, Inc.	601,416
1,111	Albemarle Corp.	282,538
635	AptarGroup, Inc.	74,117
773	Avery Dennison Corp.	140,833
2,143	Axalta Coating Systems Ltd.*	63,861
2,996	Ball Corp.	168,405
1,027	Celanese Corp.	119,368
1,859	CF Industries Holdings, Inc.	159,670
4,850	Cleveland-Cliffs, Inc.*	103,451
7,192	Corteva, Inc.	447,990
6,686	Dow, Inc.	382,439
4,872	DuPont de Nemours, Inc.	355,802
1,135	Eastman Chemical Co.	96,702
2,355	Ecolab, Inc.	375,316
13,538	Freeport-McMoRan, Inc.	554,652
2,420	International Flavors & Fragrances, Inc.	225,544
3,371	International Paper Co.	122,671
4,694	Linde PLC (United Kingdom)	1,635,249
2,439	LyondellBasell Industries NV, Class A	234,120
604	Martin Marietta Materials, Inc.	217,362
7,545	Newmont Corp.	329,037

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
2,434	Nucor Corp.	$407,549
895	Packaging Corp. of America	122,364
383	Scotts Miracle-Gro Co. (The)	31,598
1,954	SSR Mining Inc (Canada)	26,672
1,286	Vulcan Materials Co.	232,650
2,461	Westrock Co.	77,275

		7,588,651

Real Estate – 3.2%
4,466	American Homes 4 Rent, Class A REIT	138,535
6,737	American Tower Corp. REIT	1,333,993
2,171	Apartment Income REIT Corp. REIT	82,064
2,027	AvalonBay Communities, Inc. REIT	349,698
2,274	Boston Properties, Inc. REIT	148,902
1,504	Camden Property Trust REIT	172,599
4,573	CBRE Group, Inc., Class A*	389,345
6,266	Crown Castle, Inc. REIT	819,280
4,163	Digital Realty Trust, Inc. REIT	433,910
1,341	Equinix, Inc. REIT	922,970
5,373	Equity Residential REIT	335,920
943	Essex Property Trust, Inc. REIT	215,061
4,188	Iron Mountain, Inc. REIT	220,917
1,549	JBG SMITH Properties REIT	26,720
693	Jones Lang LaSalle, Inc.*	120,901
8,762	Kimco Realty Corp. REIT	180,585
13,459	Prologis, Inc. REIT	1,660,841
1,547	SBA Communications Corp. REIT	401,214
929	SL Green Realty Corp. REIT	31,632
4,698	UDR, Inc. REIT	201,262
10,677	Weyerhaeuser Co. REIT	333,656
817	Zillow Group, Inc., Class A*	33,783
2,290	Zillow Group, Inc., Class C*	96,180

		8,649,968

Utilities – 2.7%
7,687	AES Corp. (The)	189,715
2,967	Ameren Corp.	245,401
5,929	American Electric Power Co., Inc.	521,574
2,097	American Water Works Co., Inc.	294,377
816	Avangrid, Inc.	31,848
9,600	Dominion Energy, Inc.	533,952
2,242	DTE Energy Co.	245,970
8,882	Duke Energy Corp.	837,217
4,334	Edison International	286,954
2,339	Entergy Corp.	240,613
3,972	Eversource Energy	299,330
11,449	Exelon Corp.	462,425
22,910	NextEra Energy, Inc.	1,627,297
2,640	NRG Energy, Inc.	86,566
5,739	Public Service Enterprise Group, Inc.	346,808
3,628	Sempra Energy	544,055
4,527	Vistra Corp.	99,549
6,286	Xcel Energy, Inc.	405,887

		7,299,538

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $238,800,283)		$270,024,702

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
76,074	4.475%	$76,074
(Cost $76,074)

TOTAL INVESTMENTS – 99.7%
(Cost $238,876,357)		$270,100,776

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		610,337

NET ASSETS – 100.0%		$270,711,113

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 89.9%
Communication Services – 6.3%
1,886	Alphabet, Inc., Class A*	$169,853
792	Comcast Corp., Class A	29,439
146	Electronic Arts, Inc.	16,197
373	Meta Platforms, Inc., Class A*	65,253
87	Netflix, Inc.*	28,025
299	Pinterest, Inc., Class A*	7,508
909	Sirius XM Holdings, Inc.	3,990
143	Take-Two Interactive Software, Inc.*	15,666
144	T-Mobile US, Inc.*	20,474
367	Walt Disney Co. (The)*	36,557
746	Warner Bros Discovery, Inc.*	11,652

		404,614

Consumer Discretionary – 8.1%
102	Airbnb, Inc., Class A*	12,575
92	Aptiv PLC*	10,698
8	AutoZone, Inc.*	19,893
110	Best Buy Co., Inc.	9,142
15	Chipotle Mexican Grill, Inc.*	22,366
20	Deckers Outdoor Corp.*	8,327
111	Dollar General Corp.	24,009
129	Dollar Tree, Inc.*	18,741
26	Domino’s Pizza, Inc.	7,644
117	Garmin Ltd.	11,481
55	Genuine Parts Co.	9,727
103	Hilton Worldwide Holdings, Inc.	14,885
182	Home Depot, Inc. (The)	53,970
116	Lowe’s Cos., Inc.	23,867
31	Lululemon Athletica, Inc.*	9,585
67	Marriott International, Inc., Class A	11,339
164	McDonald’s Corp.	43,281
166	MGM Resorts International	7,140
262	NIKE, Inc., Class B	31,123
30	O’Reilly Automotive, Inc.*	24,903
152	Ross Stores, Inc.	16,802
341	Starbucks Corp.	34,813
122	Target Corp.	20,557
380	TJX Cos., Inc. (The)	29,108
41	Tractor Supply Co.	9,564
34	Ulta Beauty, Inc.*	17,639
137	Yum! Brands, Inc.	17,421

		520,600

Consumer Staples – 9.0%
128	Archer-Daniels-Midland Co.	10,189
114	BJ’s Wholesale Club Holdings, Inc.*	8,185
195	Brown-Forman Corp., Class B	12,650
105	Campbell Soup Co.	5,515
40	Casey’s General Stores, Inc.	8,318
53	Clorox Co. (The)	8,238
902	Coca-Cola Co. (The)	53,678
269	Colgate-Palmolive Co.	19,718
517	Conagra Brands, Inc.	18,824
53	Constellation Brands, Inc., Class A	11,856
93	Costco Wholesale Corp.	45,029
73	Estee Lauder Cos., Inc. (The), Class A	17,743

Common Stocks – (continued)
Consumer Staples – (continued)
189	General Mills, Inc.	15,027
92	Hershey Co. (The)	21,925
121	Hormel Foods Corp.	5,370
42	J M Smucker Co. (The)	6,211
106	Kellogg Co.	6,990
524	Keurig Dr Pepper, Inc.	18,104
115	Kimberly-Clark Corp.	14,381
276	Kraft Heinz Co. (The)	10,747
192	Kroger Co. (The)	8,283
127	Lamb Weston Holdings, Inc.	12,781
427	Mondelez International, Inc., Class A	27,832
156	Monster Beverage Corp.*	15,874
306	PepsiCo, Inc.	53,100
498	Procter & Gamble Co. (The)	68,505
210	Sysco Corp.	15,660
209	Walgreens Boots Alliance, Inc.	7,426
321	Walmart, Inc.	45,624

		573,783

Energy – 2.8%
300	ConocoPhillips	31,005
265	Devon Energy Corp.	14,289
53	Diamondback Energy, Inc.	7,451
119	DT Midstream, Inc.	5,974
714	Exxon Mobil Corp.	78,476
219	Occidental Petroleum Corp.	12,824
214	ONEOK, Inc.	14,006
538	Williams Cos., Inc. (The)	16,194

		180,219

Financials – 8.9%
214	Aflac, Inc.	14,584
46	Ameriprise Financial, Inc.	15,772
70	Aon PLC, Class A	21,284
74	Arthur J Gallagher & Co.	13,864
198	Bank of New York Mellon Corp. (The)	10,074
221	Berkshire Hathaway, Inc., Class B*	67,445
33	BlackRock, Inc.	22,751
67	Cboe Global Markets, Inc.	8,453
111	Chubb Ltd.	23,423
75	CME Group, Inc.	13,902
32	FactSet Research Systems, Inc.	13,266
81	Globe Life, Inc.	9,857
147	Intercontinental Exchange, Inc.	14,965
479	JPMorgan Chase & Co.	68,665
9	Markel Corp.*	11,969
178	Marsh & McLennan Cos., Inc.	28,861
59	Moody’s Corp.	17,119
32	MSCI, Inc.	16,709
119	Nasdaq, Inc.	6,671
102	PNC Financial Services Group, Inc. (The)	16,108
158	Progressive Corp. (The)	22,676
129	Raymond James Financial, Inc.	13,991
72	S&P Global, Inc.	24,566
115	SEI Investments Co.	6,929
78	Tradeweb Markets, Inc., Class A	5,529

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
87	Travelers Cos., Inc. (The)	$16,105
291	US Bancorp	13,889
88	W R Berkley Corp.	5,825
695	Wells Fargo & Co.	32,505
53	Willis Towers Watson PLC	12,421

		570,178

Health Care – 16.5%
449	Abbott Laboratories	45,672
328	AbbVie, Inc.	50,479
128	Agilent Technologies, Inc.	18,172
47	Alnylam Pharmaceuticals, Inc.*	8,998
68	AmerisourceBergen Corp.	10,578
107	Amgen, Inc.	24,788
117	Becton Dickinson and Co.	27,442
54	Biogen, Inc.*	14,572
504	Boston Scientific Corp.*	23,547
404	Bristol-Myers Squibb Co.	27,860
178	Cardinal Health, Inc.	13,476
20	Chemed Corp.	10,432
310	CVS Health Corp.	25,897
154	Danaher Corp.	38,120
127	Dexcom, Inc.*	14,098
265	Edwards Lifesciences Corp.*	21,317
71	Elevance Health, Inc.	33,347
192	Eli Lilly & Co.	59,754
283	Gilead Sciences, Inc.	22,790
61	HCA Healthcare, Inc.	14,850
90	Henry Schein, Inc.*	7,048
178	Hologic, Inc.*	14,176
34	Humana, Inc.	16,831
30	IDEXX Laboratories, Inc.*	14,197
106	Incyte Corp.*	8,160
24	Insulet Corp.*	6,633
72	Intuitive Surgical, Inc.*	16,516
507	Johnson & Johnson	77,703
72	McKesson Corp.	25,186
452	Merck & Co., Inc.	48,021
10	Mettler-Toledo International, Inc.*	14,337
104	Moderna, Inc.*	14,436
33	Molina Healthcare, Inc.*	9,086
283	QIAGEN NV*	13,004
89	Quest Diagnostics, Inc.	12,314
24	Regeneron Pharmaceuticals, Inc.*	18,250
169	Royalty Pharma PLC, Class A	6,059
34	STERIS PLC	6,393
94	Stryker Corp.	24,711
92	Thermo Fisher Scientific, Inc.	49,842
181	UnitedHealth Group, Inc.	86,145
84	Veeva Systems, Inc., Class A*	13,915
96	Vertex Pharmaceuticals, Inc.*	27,868
170	Zimmer Biomet Holdings, Inc.	21,058

		1,058,078

Industrials – 11.1%
85	AMETEK, Inc.	12,033

Common Stocks – (continued)
Industrials – (continued)
142	Booz Allen Hamilton Holding Corp.	13,452
99	BWX Technologies, Inc.	6,050
372	Carrier Global Corp.	16,751
131	Caterpillar, Inc.	31,381
53	Cintas Corp.	23,239
64	Clean Harbors, Inc.*	8,453
459	CSX Corp.	13,995
52	Deere & Co.	21,801
51	Dover Corp.	7,645
99	Eaton Corp. PLC	17,318
243	Emerson Electric Co.	20,099
111	Expeditors International of Washington, Inc.	11,606
272	Fastenal Co.	14,024
249	Fortive Corp.	16,598
95	General Dynamics Corp.	21,651
189	Honeywell International, Inc.	36,190
186	Howmet Aerospace, Inc.	7,845
52	Hubbell, Inc.	13,080
108	Illinois Tool Works, Inc.	25,181
192	Ingersoll Rand, Inc.	11,149
234	Johnson Controls International PLC	14,676
62	L3Harris Technologies, Inc.	13,094
55	Lockheed Martin Corp.	26,084
59	Nordson Corp.	12,959
62	Norfolk Southern Corp.	13,939
48	Northrop Grumman Corp.	22,277
45	Old Dominion Freight Line, Inc.	15,267
234	Otis Worldwide Corp.	19,801
397	Raytheon Technologies Corp.	38,942
144	Republic Services, Inc.	18,566
58	Rockwell Automation, Inc.	17,106
172	Rollins, Inc.	6,054
78	Trane Technologies PLC	14,428
18	TransDigm Group, Inc.	13,390
423	Uber Technologies, Inc.*	14,069
150	Union Pacific Corp.	31,092
16	Valmont Industries, Inc.	5,077
67	Verisk Analytics, Inc.	11,464
185	Waste Management, Inc.	27,706
21	W.W. Grainger, Inc.	14,037
128	Xylem, Inc.	13,139

		712,708

Information Technology – 18.1%
156	Accenture PLC, Class A	41,426
86	Adobe, Inc.*	27,860
240	Amphenol Corp., Class A	18,605
98	Analog Devices, Inc.	17,980
2,553	Apple, Inc.	376,338
100	Arista Networks, Inc.*	13,870
59	Atlassian Corp., Class A*	9,695
57	Autodesk, Inc.*	11,325
111	Automatic Data Processing, Inc.	24,400
72	Broadcom, Inc.	42,789
41	CDW Corp.	8,299
116	Ciena Corp.*	5,594

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
834	Cisco Systems, Inc.	$40,382
135	Dynatrace, Inc.*	5,742
58	Enphase Energy, Inc.*	12,211
74	F5, Inc.*	10,581
9	Fair Isaac Corp.*	6,096
130	Fiserv, Inc.*	14,962
190	Fortinet, Inc.*	11,294
44	Gartner, Inc.*	14,424
179	International Business Machines Corp.	23,145
67	Intuit, Inc.	27,281
85	Jack Henry & Associates, Inc.	13,960
132	Keysight Technologies, Inc.*	21,115
34	KLA Corp.	12,899
177	Mastercard, Inc., Class A	62,886
231	Micron Technology, Inc.	13,356
88	Motorola Solutions, Inc.	23,127
89	NetApp, Inc.	5,745
174	Paychex, Inc.	19,210
37	Paycom Software, Inc.*	10,695
270	PayPal Holdings, Inc.*	19,872
77	PTC, Inc.*	9,650
47	Roper Technologies, Inc.	20,219
208	Salesforce, Inc.*	34,031
68	Snowflake, Inc., Class A*	10,498
192	Texas Instruments, Inc.	32,918
114	Trimble, Inc.*	5,935
51	VeriSign, Inc.*	10,038
330	Visa, Inc., Class A	72,580

		1,163,033

Materials – 3.2%
89	Air Products and Chemicals, Inc.	25,452
42	AptarGroup, Inc.	4,902
35	Avery Dennison Corp.	6,377
318	Corteva, Inc.	19,808
98	Ecolab, Inc.	15,618
74	FMC Corp.	9,557
95	Linde PLC (United Kingdom)	33,095
21	Martin Marietta Materials, Inc.	7,557
353	Newmont Corp.	15,394
91	Packaging Corp. of America	12,442
114	PPG Industries, Inc.	15,055
82	RPM International, Inc.	7,268
92	Sherwin-Williams Co. (The)	20,364
61	Vulcan Materials Co.	11,036

		203,925

Real Estate – 1.9%
106	American Tower Corp. REIT	20,989
62	AvalonBay Communities, Inc. REIT	10,696
134	Crown Castle, Inc. REIT	17,520
30	Equinix, Inc. REIT	20,648
161	Equity Residential REIT	10,066
412	Healthpeak Properties, Inc. REIT	9,913
48	Public Storage REIT	14,350
167	Realty Income Corp. REIT	10,680

Common Stocks – (continued)
Real Estate – (continued)
116	Regency Centers Corp. REIT	7,296

		122,158

Utilities – 4.0%
235	Alliant Energy Corp.	12,048
100	Ameren Corp.	8,271
235	American Electric Power Co., Inc.	20,673
114	American Water Works Co., Inc.	16,003
376	CenterPoint Energy, Inc.	10,460
186	Consolidated Edison, Inc.	16,619
113	Constellation Energy Corp.	8,463
120	DTE Energy Co.	13,165
249	Duke Energy Corp.	23,471
103	Entergy Corp.	10,596
170	Eversource Energy	12,811
401	Exelon Corp.	16,196
385	FirstEnergy Corp.	15,223
273	Public Service Enterprise Group, Inc.	16,497
86	Sempra Energy	12,897
388	Southern Co. (The)	24,467
273	Xcel Energy, Inc.	17,628

		255,488

TOTAL INVESTMENTS – 89.9%
(Cost $5,769,062)		$5,764,784

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.1%		649,193

NET ASSETS – 100.0%		$6,413,977

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DEFENSIVE EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	3	03/17/23	$596,325	$(1,950)

PURCHASED & WRITTEN OPTIONS CONTRACTS — At February 28, 2023, the Fund had the following purchased option contracts:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased Option Contracts:
Puts
S&P 500 Index	3,850.000	03/31/2023	32	$6,160,000	$60,000	$62,437	$(2,437)

Total purchased option contract			32	$6,160,000	$60,000	$62,437	$(2,437)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)
Written Option Contracts:
Calls
S&P 500 Index	4,100.000	03/31/2023	(32)	$(6,560,000)	$(71,600)	$(82,362)	$10,762
Puts
S&P 500 Index	3,610.000	03/31/2023	(32)	(5,776,000)	(14,000)	(15,963)	1,963

Total written option contracts			(64)	$(12,336,000)	$(85,600)	$(98,325)	$12,725

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities

February 28, 2023 (Unaudited)

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $9,628,683, $503,658,748, $123,912,081 and $341,802,984, respectively)(a)	$9,200,733	$511,114,807	$128,376,151	$316,441,583

Investments in affiliated issuers, at value (cost $—, $924,729, $— and $1,039,418, respectively)	—	1,036,664	—	1,509,985

Investments in securities lending reinvestment vehicle, at value which equals cost	74,768	—	—	8,390,962

Cash	31,305	996,494	2,732,167	—

Foreign currency, at value (cost $79, $—, $— and $97,220, respectively)	79	—	—	97,016

Receivables:

Investments sold	48,946	—	—	—

Dividends	11,426	763,620	51,267	419,862

Foreign tax reclaims	1,371	—	634	71,753

Securities lending income	516	—	—	107,012

Total assets	9,369,144	513,911,585	131,160,219	327,038,173

Liabilities:

Payables:

Upon return of securities loaned	74,768	—	—	8,390,962

Management fees	3,312	37,086	45,718	129,392

Investments purchased	—	—	2,640,295	—

Due to custodian	—	—	—	56,811

Total liabilities	78,080	37,086	2,686,013	8,577,165

Net Assets:

Paid-in capital	9,767,293	550,455,931	182,097,665	406,912,989

Total distributable loss	(476,229)	(36,581,432)	(53,623,459)	(88,451,981)

NET ASSETS	$9,291,064	$513,874,499	$128,474,206	$318,461,008
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	250,000	8,500,000	1,700,000	7,150,000

Net asset value per share:	$37.16	$60.46	$75.57	$44.54

(a)	Includes loaned securities having a market value of $72,949, $–, $– and $7,823,070 for Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF and Innovate Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities (continued)

February 28, 2023 (Unaudited)

	JUST U.S. Large Cap Equity ETF	Defensive Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $237,834,734 and $5,769,062)(a)	$268,778,454	$5,764,784

Investments in affiliated issuers, at value (cost $965,549 and $—)	1,246,248	—

Investments in securities lending reinvestment vehicle, at value which equals cost	76,074	—

Purchased options, at value (premiums paid $— and $62,437)	—	60,000

Cash	275,906	431,742

Receivables:

Dividends	452,457	9,437

Securities lending income	829	—

Due from broker	—	316,862

Investments sold	—	1,687,048

Total assets	270,829,968	8,269,873

Liabilities:

Written options, at value (premiums received $— and $98,325)	—	85,600

Payables:

Upon return of securities loaned	76,074	—

Management fees	42,781	2,760

Investments purchased	—	1,688,999

Accrued expenses	—	78,537

Total liabilities	118,855	1,855,896

Net Assets:

Paid-in capital	248,879,580	6,933,059

Total distributable earnings (loss)	21,831,533	(519,082)

NET ASSETS	$270,711,113	$6,413,977
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized)(b):	4,750,000	152,572

Net asset value per share:	$56.99	$42.04

(a)	Includes loaned securities having a market value of $76,139 and $— for JUST U.S. Large Cap Equity ETF and Defensive Equity ETF, respectively.
(b)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations

For the Six Months Ended February 28, 2023 (Unaudited)

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $7,157, $— and $—, respectively)	$49,628	$4,873,556	$402,008

Securities lending income — unaffiliated issuer	978	4,116	11

Dividends — affiliated issuers	—	8,125	—

Non cash dividend income	—	—	76,438

Total investment income	50,606	4,885,797	478,457

Expenses:

Management fees	12,034	236,231	290,987

Trustee fees	5,941	17,586	8,570

Total expenses	17,975	253,817	299,557

NET INVESTMENT INCOME	32,631	4,631,980	178,900

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(28,679)	(31,813,717)	(12,617,157)

Investments — affiliated issuers	—	(8,802)	—

In-kind redemptions — unaffiliated issuers	—	26,838,796	4,389,310

In-kind redemptions — affiliated issuers	—	132,992	—

Foreign currency transactions	(1,470)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(411,207)	20,234,959	7,595,924

Investments — affiliated issuers	—	(41,535)	—

Foreign currency translations	(399)	—	—

Net realized and unrealized gain (loss)	(441,755)	15,342,693	(631,923)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(409,124)	$19,974,673	$(453,023)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued)

For the Six Months Ended February 28, 2023 (Unaudited)

	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $55,585 and $—)	$1,699,316	$2,259,577

Securities lending income — unaffiliated issuer	389,321	2,727

Non cash dividend income	252,157	—

Dividends — affiliated issuers	8,895	8,482

Total investment income	2,349,689	2,270,786

Expenses:

Management fees	776,249	252,389

Trustee fees	12,332	11,110

Total expenses	788,581	263,499

NET INVESTMENT INCOME	1,561,108	2,007,287

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(29,659,779)	(6,064,371)

Investments — affiliated issuers	222,390	—

In-kind redemptions — unaffiliated issuers	6,300,952	4,838,549

In-kind redemptions — affiliated issuers	60,057	13,868

Foreign currency transactions	(13,162)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	27,338,207	2,019,982

Investments — affiliated issuers	(175,885)	49,538

Foreign currency translations	(443)	—

Net realized and unrealized gain	4,072,337	857,566

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,633,445	$2,864,853

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued)

	Defensive Equity ETF
	For the Period January 1, 2023 to February 28, 2023†(a) (Unaudited)	For the Fiscal Year Ended December 31, 2022
Investment income:

Dividends — unaffiliated issuers	$15,235	$78,788

Dividends — affiliated issuers	289	3,394

Interest	—	232

Total investment income	15,524	82,414

Expenses:

Registration fees	50,545	75,855

Printing and mailing costs	14,130	36,522

Management fees	3,510	31,475

Professional fees	3,753	141,458

Custody, accounting and administrative services	4,216	41,071

Transfer Agency fees	163	3,099 (b)

Service fees — Class C	159	713

Trustee fees	1	27,444

Distribution and/or Service (12b-1) fees	—	2,954 (c)

Other	3,331	82

Total expenses	79,808	360,673

Less — expense reductions	(74,198)	(322,522)

Net expenses	5,610	38,151

NET INVESTMENT INCOME	9,914	44,263

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(104,804)	(717,576)

Futures contracts	(1,473)	(68,240)

Written options	(167,388)	653,925

Purchased options	56,730	(213,568)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	184,621	(597,312)

Futures contracts	14,439	—

Written options	21,302	(26,273)

Purchased Options	17,220	(26,632)

Net realized and unrealized gain (loss)	20,647	(925,015)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,561	$(880,752)

†	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
(a)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)	Class specific Transfer Agency fees were $383, $457, $2,097, $69, $13, $68 and $12 for Class A, Class C, Institutional, Investor, Class R6, Class R and Class P, respectively.
(c)	Class specific Distribution and/or Service (12b-1) fees were $601, $2,140 and $213 for Class A, Class C and Class R, respectively.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets

	Bloomberg Clean Energy Equity ETF		Equal Weight U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period February 8, 2022* to August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$32,631	$63,220	$4,631,980	$11,259,384

Net realized gain (loss)	(30,149)	(18,185)	(4,850,731)	39,577,340

Net change in unrealized gain (loss)	(411,606)	(16,978)	20,193,424	(169,980,290)

Net increase (decrease) in net assets resulting from operations	(409,124)	28,057	19,974,673	(119,143,566)

Distributions to shareholders:

From distributable earnings	(54,746)	(40,416)	(5,645,858)	(11,856,146)

From share transactions:

Proceeds from sales of shares	1,839,938	7,927,355	40,440,178	169,051,301

Cost of shares redeemed	—	—	(154,304,177)	(282,145,961)

Net increase (decrease) in net assets resulting from share transactions	1,839,938	7,927,355	(113,863,999)	(113,094,660)

TOTAL INCREASE (DECREASE)	1,376,068	7,914,996	(99,535,184)	(244,094,372)

Net assets:

Beginning of period	$7,914,996	$—	$613,409,683	$857,504,055

End of period	$9,291,064	$7,914,996	$513,874,499	$613,409,683

*	Commencement of operations.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

	Hedge Industry VIP ETF		Innovate Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income (loss)	$178,900	$(89,049)	$1,561,108	$2,584,544

Net realized loss	(8,227,847)	(23,516,016)	(23,089,542)	(19,394,355)

Net change in unrealized gain (loss)	7,595,924	(35,121,455)	27,161,879	(133,254,318)

Net increase (decrease) in net assets resulting from operations	(453,023)	(58,726,520)	5,633,445	(150,064,129)

Distributions to shareholders:

From distributable earnings	(20,653)	—	(558,596)	(3,566,370)

From share transactions:

Proceeds from sales of shares	18,579,842	59,701,538	30,974,126	51,102,318

Cost of shares redeemed	(34,716,302)	(77,725,146)	(45,118,266)	(63,125,867)

Net decrease in net assets resulting from share transactions	(16,136,460)	(18,023,608)	(14,144,140)	(12,023,549)

TOTAL DECREASE	(16,610,136)	(76,750,128)	(9,069,291)	(165,654,048)

Net assets:

Beginning of period	$145,084,342	$221,834,470	$327,530,299	$493,184,347

End of period	$128,474,206	$145,084,342	$318,461,008	$327,530,299

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	JUST U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$2,007,287	$3,579,609

Net realized gain (loss)	(1,211,954)	8,987,322

Net change in unrealized gain (loss)	2,069,520	(49,885,593)

Net increase (decrease) in net assets resulting from operations	2,864,853	(37,318,662)

Distributions to shareholders:

From distributable earnings	(2,035,496)	(3,381,618)

From share transactions:

Proceeds from sales of shares	15,631,777	73,677,046

Cost of shares redeemed	(15,177,640)	(27,788,985)

Net increase in net assets resulting from share transactions	454,137	45,888,061

TOTAL INCREASE	1,283,494	5,187,781

Net assets:

Beginning of period	$269,427,619	$264,239,838

End of period	$270,711,113	$269,427,619

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

	Defensive Equity ETF(a)
	For the Period January 1, 2023 to February 28, 2023† (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
From operations:

Net investment income	$9,914	$44,263	$30,609

Net realized gain (loss)	(216,935)	(345,459)	783,924

Net change in unrealized gain (loss)	237,582	(579,556)	3,547

Net increase (decrease) in net assets resulting from operations	30,561	(880,752)	818,080

Distributions to shareholders:

From distributable earnings

Class A Shares	—	(1,254)	(17,059)

Class C Shares	—	—	(7,588)

Institutional Shares	—	(45,517)	(497,162)

Investor Shares	—	—	(4,551)

Class R6 Shares	—	—	(4,623)

Class R Shares	—	—	(4,340)

Class P Shares	—	—	(4,623)

Total distributions to shareholders	—	(46,771)	(539,946)

From share transactions:

Proceeds from sales of shares	1,611,638	438,545	1,097,648

Reinvestment of distributions	—	46,771	539,946

Cost of shares redeemed	(796,821)	(920,363)	(519,323)

Net increase (decrease) in net assets resulting from share transactions	814,817	(435,047)	1,118,271

TOTAL INCREASE (DECREASE)	845,378	(1,362,570)	1,396,405

Net assets:

Beginning of period	$5,568,599	$6,931,169	$5,534,764

End of period	$6,413,977	$5,568,599	$6,731,169

†	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
(a)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EQUITY ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Bloomberg Clean Energy Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period February 8, 2022* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$39.57		$39.60

Net investment income(a)	0.15		0.32

Net realized and unrealized loss	(2.29)		(0.15)

Total gain (loss) from investment operations	(2.14)		0.17

Distributions to shareholders from net investment income	(0.27)		(0.20)

Net asset value, end of period	$37.16		$39.57

Market price, end of period	$37.22		$39.52

Total Return at Net Asset Value(b)	(5.38)%		0.45%

Net assets, end of period (in 000’s)	$9,291		$7,915

Ratio of total expenses to average net assets	0.45	%(c)	0.45	%(c)

Ratio of net investment income to average net assets	0.82	%(c)	1.43	%(c)

Portfolio turnover rate(d)	10%		19%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Equal Weight U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,				For the Period September 12, 2017* to August 31, 2018
			2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$58.98		$70.00	$50.86	$46.30	$46.33	$40.58

Net investment income(a)	0.48		0.94	0.85	0.93	0.81	0.77

Net realized and unrealized gain (loss)	1.59		(10.98)	19.09	4.52	(0.10)	5.52

Total gain (loss) from investment operations	2.07		(10.04)	19.94	5.45	0.71	6.29

Distributions to shareholders from net investment income	(0.59)		(0.98)	(0.80)	(0.89)	(0.74)	(0.54)

Net asset value, end of period	$60.46		$58.98	$70.00	$50.86	$46.30	$46.33

Market price, end of period	$60.47		$58.99	$69.99	$50.95	$46.32	$46.35

Total Return at Net Asset Value(b)	3.57%		(14.48)%	39.56%	12.08%	1.62%	15.60%

Net assets, end of period (in 000’s)	$513,874		$613,410	$857,504	$320,433	$168,989	$76,438

Ratio of total expenses to average net assets	0.09	%(c)	0.09%	0.09%	0.09%	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.64	%(c)	1.43%	1.39%	1.98%	1.81%	1.82	%(c)

Portfolio turnover rate(d)	24%		47%	43%	48%	39%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EQUITY ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Hedge Industry VIP ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,
			2022		2021	2020		2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$75.37		$103.18		$79.37	$56.86		$57.98	$50.46

Net investment income (loss)(a)	0.10		(0.04	)(b)	(0.07)	0.16	(c)	0.51	0.17

Net realized and unrealized gain (loss)	0.11		(27.77)		23.88	22.59		(1.11)	7.52

Total gain (loss) from investment operations	0.21		(27.81)		23.81	22.75		(0.60)	7.69

Distributions to shareholders from net investment income	(0.01)		—		— (d)	(0.24)		(0.52)	(0.17)

Distributions to shareholders from return of capital	—		—		—	—	(d)	—	—

Total distributions to shareholders	(0.01)		—		— (d)	(0.24)		(0.52)	(0.17)

Net asset value, end of period	$75.57		$75.37		$103.18	$79.37		$56.86	$57.98

Market price, end of period	$75.67		$75.47		$103.21	$79.50		$57.03	$57.98

Total Return at Net Asset Value(e)	0.28%		(26.95)%		30.00%	40.07%		(0.99)%	15.27%

Net assets, end of period (in 000’s)	$128,474		$145,084		$221,834	$115,085		$79,608	$110,155

Ratio of total expenses to average net assets	0.45	%(f)	0.45%		0.45%	0.45%		0.45%	0.45%

Ratio of net investment income (loss) to average net assets	0.27	%(f)	(0.05	)%(b)	(0.08)%	0.26	%(c)	0.91%	0.31%

Portfolio turnover rate(g)	63%		117%		136%	124%		103%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.05% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.11% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Innovate Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022	For the Period November 6, 2020* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$43.67		$63.23	$50.03

Net investment income(a)	0.21		0.33	0.24

Net realized and unrealized gain (loss)	0.73		(19.43)	13.15

Total gain (loss) from investment operations	0.94		(19.10)	13.39

Distributions to shareholders from net investment income	(0.07)		(0.46)	(0.19)

Net asset value, end of period	$44.54		$43.67	$63.23

Market price, end of period	$44.48		$43.62	$63.34

Total Return at Net Asset Value(b)	2.18%		(30.35)%	26.80%

Net assets, end of period (in 000’s)	$318,461		$327,530	$493,184

Ratio of total expenses to average net assets	0.50	%(c)	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.99	%(c)	0.62%	0.50	%(c)

Portfolio turnover rate(d)	24%		38%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EQUITY ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	JUST U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,				For the Period June 7, 2018* to August 31, 2018
			2022	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$56.72		$65.65	$50.92	$42.04	$42.13	$40.08

Net investment income(a)	0.42		0.82	0.74	0.74	0.72	0.17

Net realized and unrealized gain (loss)	0.28		(8.97)	14.70	8.90	0.08	1.88

Total gain (loss) from investment operations	0.70		(8.15)	15.44	9.64	0.80	2.05

Distributions to shareholders from net investment income	(0.43)		(0.78)	(0.71)	(0.76)	(0.89)	—

Net asset value, end of period	$56.99		$56.72	$65.65	$50.92	$42.04	$42.13

Market price, end of period	$56.94		$56.84	$65.68	$50.88	$42.06	$42.13

Total Return at Net Asset Value(b)	1.28%		(12.53)%	30.61%	23.29%	2.06%	5.11%

Net assets, end of period (in 000’s)	$270,711		$269,428	$264,240	$152,754	$129,275	$272,805

Ratio of total expenses to average net assets	0.20	%(c)	0.20%	0.20%	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.52	%(c)	1.31%	1.29%	1.69%	1.79%	1.84	%(c)

Portfolio turnover rate(d)	8%		12%	11%	14%	17%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Defensive Equity ETF(a)(b)
	For the Period January 1, 2023 to February 28, 2023† (Unaudited)		For the Fiscal Year Ended December 31,		For the Period September 30, 2020* to December 31, 2020
			2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$41.72		$48.24	$45.86	$45.00

Net investment income(c)	0.03		0.35	0.27	0.09

Net realized and unrealized gain (loss)	0.29		(6.49)	6.26	0.86

Total gain (loss) from investment operations	0.32		(6.14)	6.53	0.95

Distributions to shareholders from net investment income	—		(0.38)	(0.23)	(0.09)

Distributions to shareholders from net realized gains	—		—	(3.92)	—	(d)

Total distributions to shareholders	—		(0.38)	(4.15)	(0.09)

Net asset value, end of period	$42.04		$41.72	$48.24	$45.86

Market price, end of period	$42.05		$—	$—	$—

Total Return at Net Asset Value(e)	(0.27)%		(12.57)%	14.24%	2.11%

Net assets, end of period (in 000’s)	$6,414		$5,031	$6,283	$5,201

Ratio of net expenses to average net assets	0.57	%(f)	0.57%	0.57%	0.57	%(f)

Ratio of total expenses to average net assets	8.18	%(f)	6.01%	9.46%	10.45	%(f)

Ratio of net investment income to average net assets	1.02	%(f)	0.82%	0.52%	0.84	%(f)

Portfolio turnover rate(g)	60%		178%	305%	26%

*	Commencement of operations of Goldman Sachs Defensive Equity Fund, the predecessor fund.
†	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
(a)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).
(b)	On January 18, 2023, the Predecessor Fund effected a 4.5 -for-1 reverse share split. All per share data has been adjusted to reflect the reverse share split.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements

February 28, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Bloomberg Clean Energy Equity ETF	Diversified
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Diversified
Goldman Sachs Hedge Industry VIP ETF	Diversified
Goldman Sachs Innovate Equity ETF	Diversified
Goldman Sachs JUST U.S. Large Cap Equity ETF	Diversified
Goldman Sachs Defensive Equity ETF*	Diversified

*	The Goldman Sachs Defensive Equity ETF commenced operations on January 23, 2023.

Pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of Goldman Sachs Trust, the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”) was reorganized into the Goldman Sachs Defensive Equity ETF (the “Acquiring Fund”) (the “Reorganization”) as of the close of business on January 23, 2023 (the “Closing Date”).

Following the Reorganization, the Acquired Fund’s performance (Institutional Class Shares) and financial history were adopted by the Acquiring Fund. In connection with the Reorganization, each shareholder of the Acquired Fund (except as noted below) received shares of the surviving Acquiring Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment might have been taxable. Shareholders of the Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Acquired Fund shares exchanged for shares of Goldman Sachs Financial Square Government Fund equal in value to their Acquired Fund shares. The Acquiring Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of its Reorganization.

Costs incurred by the Acquiring Fund and the Acquired Fund associated with the Reorganization (including the legal costs associated with the Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by the Acquiring Fund or Acquired Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Acquiring Fund or Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Acquiring Fund and the Acquired Fund. The management fee of the Acquiring Fund is slightly higher than the Acquired Fund, but the Acquiring Fund employs a unitary fee structure pursuant to which GSAM bears all operating expenses of the Fund, subject to limited exceptions, and thus is expected to result in a lower net expense ratio than each share class of the Acquired Fund. The Reorganization did not result in the material change to the Acquired Fund’s portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

The Acquiring Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization of the Acquired Fund did not affect the corresponding Acquiring Fund’s portfolio turnover ratio for the period ended February 28, 2023.

The investment objective of each Fund (except Goldman Sachs Defensive Equity ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Goldman Sachs Defensive Equity ETF seeks long-term growth of capital with lower volatility than equity markets.

56

GOLDMAN SACHS EQUITY ETFS

1. ORGANIZATION (continued)

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange traded fund (“ETF”). Shares of the Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF and Goldman Sachs Defensive Equity ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Goldman Sachs Bloomberg Clean Energy Equity ETF and Goldman Sachs Equal Weight U.S. Large Cap Equity ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly with respect to Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF and Goldman Sachs Defensive Equity ETF, semi-annually with respect to Goldman Sachs Bloomberg Clean Energy Equity ETF, and annually for Goldman Sachs Hedge Industry VIP ETF and Goldman Sachs Innovate Equity ETF. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying

57

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of February 28, 2023:

BLOOMBERG CLEAN ENERGY EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,760,127	$54,539	$—

Europe	2,485,341	—	—

North America	3,856,213	—	—

Oceania	2,497	—	—

South America	31,991	10,025	—

Securities Lending Reinvestment Vehicle	74,768	—	—

Total	$9,210,937	$64,564	$—

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,128,719	$—	$—

North America	511,022,752	—	—

Total	$512,151,471	$—	$—

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	4,679,006	—	—

North America	120,785,005	—	—

South America	2,912,140	—	—

Total	$128,376,151	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INNOVATE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$41,875,925	$—	$—

Europe	30,537,742	—	—

North America	239,768,572	778,455	—

Oceania	634,781	—	—

South America	3,989,959	—	—

Right	—	28,403	—

Exchange-Traded Fund	337,731	—	—

Securities Lending Reinvestment Vehicle	8,390,962	—	—

Total	$325,535,672	$806,858	$—

JUST U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,635,249	$—	$—

North America	268,389,453	—	—

Securities Lending Reinvestment Vehicle	76,074	—	—

Total	$270,100,776	$—	$—

DEFENSIVE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	33,095	—	—

North America	5,731,689	—	—

Total	$5,764,784	$—	$—

Derivative Type

Assets

Purchased Put Options	$60,000	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DEFENSIVE EQUITY ETF

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Futures Contracts(b)	$(1,950)	$—	$—

Written Put Options	(85,600)	—	—

Total	$(87,550)	$—	$—

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of February 28, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Defensive Equity ETF
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options, at value	$60,000	Variation margin on futures contracts, Written Options, at value	$(87,550)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of February 28, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the period ended February 28, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements and Consolidated Statements of Operations:

Defensive Equity ETF
Risk	Statement of Operations	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$(112,131)	$52,961

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal period ended February 28, 2023, the relevant values for each derivative type were as follows:

	Number of Contracts(a)
	Futures contracts	Purchased Options	Written Options
Defensive Equity ETF	4	32	63

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the period ended February 28, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2023, contractual and effective net unitary management fee rates with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee
Goldman Sachs Bloomberg Clean Energy Equity ETF	0.45%
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	0.09%
Goldman Sachs Hedge Industry VIP ETF	0.45%
Goldman Sachs Innovate Equity ETF	0.50%
Goldman Sachs Just U.S. Large Cap Equity ETF	0.20%
Goldman Sachs Defensive Equity ETF(1)	0.55%

(1)	For the period January 23, 2023 through Feb 28, 2023. Prior to January 23, 2023 the effective management rate and net management rate for the Acquired Fund with GSAM was 0.53% and 0.52%, respectively.

B.   Distribution and/or Service (12b-1) Plans — Prior to January 23, 2023, the Goldman Sachs Trust, on behalf of Class A Shares of the Acquired Fund, had adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which served as distributor (the “Distributor”), was entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Acquired Fund, as set forth below.

Prior to January 23, 2023, the Goldman Sachs Trust, on behalf of Class C Shares of the Acquired Fund, had adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor was entitled to a

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees were equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Acquired Fund, as set forth below.

	Distribution and/or Service Plan

	Class A*	Class C
Distribution and/or Service Plan	0.25%	0.75%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and /or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.   Distribution Agreement — Prior to January 23, 2023, Goldman Sachs, as Distributor of the shares of the Acquired Fund pursuant to a Distribution Agreement, could retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period January 1, 2023 to January 22, 2023, Goldman Sachs did not retain any front end sales charges.

D.   Service Plan — Prior to January 23, 2023, the Goldman Sachs Trust, on behalf of the Acquired Fund, had adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provided for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.   Transfer Agency Agreement — Prior to January 23, 2023, Goldman Sachs also served as the transfer agent of the Acquiree Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services were accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A and Class C Shares of the Acquired Fund and 0.04% of the average daily net assets of Institutional Shares.

F.   Other Expense Agreements and Affiliated Transactions — Prior to January 23, 2023, GSAM had agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Acquired Fund. Such Other Expense reimbursements, if any, were accrued daily and paid monthly. In addition, the Acquired Fund was not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Acquired Fund was 0.004%. These Other Expense limitations remained in place until January 23, 2023. In addition, the Acquired Fund had entered into certain offset arrangements with the transfer agent, which may resulted in a reduction of the Acquired Fund’s expenses and were received irrespective of the application of the “Other Expense” limitations described above.

For the period January 1, 2023 to January 22, 2023, these Other Expense reimbursements were $74,198.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc. for the six months ended February 28, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Ending value as of February 28, 2023	Shares as of February 28, 2023	Dividend Income
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$1,291,758	$159,054	$(496,803)	$124,190	$(41,535)	$1,036,664	2,948	$8,125
Goldman Sachs Innovate Equity ETF	1,601,141	475,368	(673,086)	282,447	(175,885)	1,509,985	4,294	8,895
Goldman Sachs JUST U.S. Large Cap Equity ETF	1,137,066	75,567	(29,791)	13,868	49,538	1,246,248	3,544	8,482

The following table provides information about the Funds’ investments in the Underlying Money Market Fund for the period ended February 28, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of February 28, 2023	Shares as of February 28, 2023	Dividend Income
Goldman Sachs Defensive Equity ETF	$278,504	$123,864	$(402,368)	$—	—	$289

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the period February 8, 2022* through August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,000	$1,839,938	200,000	$7,927,355
Shares Redeemed	—	—	—	—
NET INCREASE IN SHARES	50,000	$1,839,938	200,000	$7,927,355

*	Commencement of operations.

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	700,000	$40,440,178	2,500,000	$169,051,301
Shares Redeemed	(2,600,000)	(154,304,177)	(4,350,000)	(282,145,961)
NET DECREASE IN SHARES	(1,900,000)	$(113,863,999)	(1,850,000)	$(113,094,660)

	Goldman Sachs Hedge Industry VIP ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	250,000	$18,579,842	625,000	$59,701,538
Shares Redeemed	(475,000)	(34,716,302)	(850,000)	(77,725,146)
NET DECREASE IN SHARES	(225,000)	$(16,136,460)	(225,000)	$(18,023,608)

	Goldman Sachs Innovate Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	700,000	$30,974,126	900,000	$51,102,318
Shares Redeemed	(1,050,000)	(45,118,266)	(1,200,000)	(63,125,867)
NET DECREASE IN SHARES	(350,000)	$(14,144,140)	(300,000)	$(12,023,549)

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	275,000	$15,631,777	1,150,000	$73,677,046
Shares Redeemed	(275,000)	(15,177,640)	(425,000)	(27,788,985)
NET INCREASE IN SHARES	—	$454,137	725,000	$45,888,061

	Goldman Sachs Defensive Equity ETF(a)

	For the Period January 1, 2023 to February 28, 2023† (Unaudited)		For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	—	$—	5,398	$51,806	66,277	$733,989
Reinvestment of distributions	—	—	134	1,254	1,613	17,059
Shares redeemed	(25,524)*	(240,345)*	(9,452)	(94,513)	(46,157)	(519,069)
	(25,524)	(240,345)	(3,920)	(41,453)	21,733	231,979
Class C Shares
Shares sold	—	—	24,307	241,850	3,747	42,642
Reinvestment of distributions	—	—	—	—	725	7,588
Shares redeemed	(32,815)*	(306,081)*	(940)	(8,516)	(24)	(254)
	(32,815)	(306,081)	23,367	233,334	4,448	49,976
Fund Share Activity (formerly Institutional Shares)**
Shares sold	37,964	1,611,638	3,112	144,889	6,431	321,017
Reinvestment of distributions	—	—	1,080	45,517	10,416	497,162
Shares redeemed	(6,007)	(250,395)	(13,844)	(617,012)	—	—
	31,957	1,361,243	(9,652)	(426,606)	16,847	818,179
Investor Shares
Reinvestment of distributions	—	—	—	—	429	4,551
Shares redeemed	—	—	(5,438)	(50,140)	—	—
	—	—	(5,438)	(50,140)	429	4,551
Class R6 Shares
Reinvestment of distributions	—	—	—	—	436	4,623
Shares redeemed	—	—	(5,446)	(50,268)	—	—
	—	—	(5,446)	(50,268)	436	4,623

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Defensive Equity ETF(a)

	For the Period January 1, 2023 to February 28, 2023† (Unaudited)		For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class R Shares
Reinvestment of distributions	—	$—	—	$—	411	$4,340
Shares redeemed	—	—	(5,414)	(49,649)	—	—
	—	—	(5,414)	(49,649)	411	4,340
Class P Shares
Reinvestment of distributions	—	—	—	—	436	4,623
Shares redeemed	—	—	(5,446)	(50,265)	—	—
	—	—	(5,446)	(50,265)	436	4,623
NET INCREASE (DECREASE) IN SHARES	(26,382)	$814,817	(11,949)	$(435,047)	44,740	$1,118,271

†	The Fund changed its fiscal year end from December 31 to August 31 on February 1, 2023.
*	Class A Shares and Class C Shares were converted to Institutional Shares on January 13, 2023.
**	On January 18, 2023, the Goldman Sachs Defensive Equity Fund Institutional Shares effected a 4.5-for-1 reverse share split. Shares outstanding have been adjusted to reflect the reverse share split.
(a)	Goldman Sachs Defensive Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Defensive Equity Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on January 23, 2023. Performance and financial history of the Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Defensive Equity ETF and will be used going forward. As a result, the information prior to January 23, 2023, reflects that of the Predecessor Fund’s Institutional Class Shares. The Predecessor Fund ceased operations as of the date of the reorganization. (See Note 1).

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Bloomberg Clean Energy Equity ETF	$1,204,851	$780,829
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	132,894,221	133,841,558
Goldman Sachs Hedge Industry VIP ETF	86,020,177	85,125,805
Goldman Sachs Innovate Equity ETF	75,879,210	75,217,278
Goldman Sachs JUST U.S. Large Cap Equity ETF	22,625,862	22,206,806
Goldman Sachs Defensive Equity ETF*	3,388,636	3,990,191

*	For the two month period ended February 28, 2023 (amounts include the Predecessor Fund).

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7. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Bloomberg Clean Energy Equity ETF	$1,323,134	$—
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	40,368,820	154,018,985
Goldman Sachs Hedge Industry VIP ETF	18,589,465	34,971,789
Goldman Sachs Innovate Equity ETF	30,526,890	44,357,038
Goldman Sachs JUST U.S. Large Cap Equity ETF	15,468,186	15,202,901
Goldman Sachs Defensive Equity ETF*	971,349	—

*	For the two month period ended February 28, 2023.

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

Fund	Purchases	Sales
Goldman Sachs Defensive Equity ETF*	$10,084,536	$9,959,595

*	Amounts reflect the Predecessor Fund for the fiscal year ended December 31, 2022.

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

8. SECURITIES LENDING (continued)

certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended February 28, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended February 28, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2023
Goldman Sachs Bloomberg Clean Energy Equity ETF	$45,842	$1,827,565	$(1,798,639)	$74,768
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	—	61,976,184	(61,976,184)	—
Goldman Sachs Hedge Industry VIP ETF	—	24,937,690	(24,937,690)	—
Goldman Sachs Innovate Equity ETF	6,943,097	87,487,610	(86,039,745)	8,390,962
Goldman Sachs JUST U.S. Large Cap Equity ETF	36,658	2,940,820	(2,901,404)	76,074

9. TAX INFORMATION

As of the Funds’ most recent fiscal year ended August 31, 2022, the Funds’ capital loss carryforward and certain timing differences on a tax basis were as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF	Goldman Sachs Defensive Equity ETF*
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$(7,375,244)	$(19,248,303)	$(4,017,838)	$(129,676)
Perpetual Long-Term	—	—	(893,031)	(19,747,403)	(1,357,273)	—
Timing differences (Qualified Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	$—	$(26,288,174)	$(40,169,979)	$(436,128)	$(583,625)	$(80,196)

*	Amounts reflect the Predecessor Fund as of December 31, 2022.

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9. TAX INFORMATION (continued)

As of February 28, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF	Goldman Sachs Defensive Equity ETF
Tax Cost	$9,739,456	$517,837,333	$125,491,756	$353,469,983	$241,761,876	$5,937,748
Gross unrealized gain	541,567	49,591,949	10,970,769	560,515,079	46,515,783	163,453
Gross unrealized loss	(1,005,522)	(55,277,811)	(8,086,374)	(587,642,532)	(18,176,883)	(336,417)
Net unrealized gains (losses) on securities	$(463,955)	$(5,685,862)	$2,884,395	$(27,127,453)	$28,338,900	$(172,964)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on regulated options, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

10. OTHER RISKS (continued)

could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk (each Fund except Goldman Sachs Defensive Equity ETF) — GSAM, JUST Capital Foundation, Inc. and Solactive AG (the “Index Providers”) construct the respective Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Providers rely on third party data they believe to be reliable in constructing each respective Index, but they do not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. Furthermore, Solactive AG, the index provider for the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF and Goldman Sachs Innovate Equity ETF, and JUST Capital Foundation, Inc., the index provider for the Goldman Sachs JUST U.S. Large Cap Equity ETF, may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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10. OTHER RISKS (continued)

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except Goldman Sachs Defensive Equity ETF) trading individually or in the aggregate at any point in time.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tracking Error Risk (each Fund except Goldman Sachs Defensive Equity ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

Mergers and Reorganizations — Pursuant to an Agreement and Plan of Reorganization (a “Reorganization Agreement”) between the Goldman Sachs Defensive Equity Fund (the “Acquired Fund”), and the Goldman Sachs Defensive Equity ETF (the “Survivor Fund”), as of the close of business on January 23, 2023, all of the assets and liabilities of the Institutional Class Shares of the Acquired Fund were transferred to the Survivor Fund in exchange for shares of the Survivor Fund having an aggregate NAV equal to the NAV of such Acquired Fund as of the time of valuation specified in the applicable Reorganization Agreement, which were then distributed to shareholders of record of such Acquired Fund in a tax-free exchange (the “Reorganization”) as follows:

Acquired Fund/Survivor Fund	Exchanged Shares of Survivor Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of January 22, 2023
Goldman Sachs Defensive Equity Fund, Institutional Class/Goldman Sachs Defensive Equity ETF	127,650	$5,398,399	127,650

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

12. OTHER MATTERS (continued)

The following chart shows Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized depreciation:

Acquired Fund/Survivor Fund	Survivor Fund’s Aggregate Net Assets before acquisition	Acquired Fund’s Aggregate Net Assets before acquisition	Survivor Fund’s Aggregate Net Assets immediately after acquisition	Acquired Fund’s Unrealized Appreciation (Depreciation)(1)	Acquired Fund’s Capital Loss Carryforward(2)
Goldman Sachs Defensive Equity Fund, Institutional Class/Goldman Sachs Defensive Equity ETF	—	$5,398,399	$5,398,399	$(339,771)	$129,676

(1)	The Survivor Fund has elected to carry forward the assets of the Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized depreciation and future realized gain or loss of those acquired assets.
(2)	Represents Capital Loss Carryforward of Acquired Fund as of December 31, 2022.

Assuming the acquisition had been completed on January 1, 2023, the Survivor Fund’s pro-forma results of operations for the year ended February 28, 2023 are as follows:

Net investment income	$9,914
Net realized and unrealized gain on investments	$20,647
Net increase in net assets from operations	$30,561

Because the combined Survivor Fund has been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Survivor Fund’s Statement of Operations since January 23, 2023.

13. SUBSEQUENT EVENTS

On March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. Certain Funds have limited exposure to SVB Financial Group, the former parent company of SVB (“SVB Financial”). On March 17, 2023, SVB Financial filed for Chapter 11 bankruptcy relief. As a result, the Funds’ holdings of securities issued by SVB Financial have been valued to reflect the current market environment. Management is continuing to monitor these developments.

Other than the above, subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Liquidity Risk Management Program

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 2, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the efficiency of the arbitrage function during the Reporting Period; and (4) the impact of local holidays in non-U.S. jurisdictions; and (5) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Fund Expenses — Six Months ended 2/28/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

Except with respect to the Goldman Sachs Defensive Equity ETF, whose prior fiscal year end was December 31, 2022, the example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2022 and held for the six months ended February 28, 2023, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs Bloomberg Clean Energy Equity ETF				Goldman Sachs Equal Weight U.S. Large Cap Equity ETF				Goldman Sachs Hedge Industry VIP ETF
	Beginning Account Value 1/9/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid*
Actual based on NAV	$1,000	$946.21		$2.17	$1,000	$1,035.66		$0.45	$1,000	$1,002.81		$2.23
Hypothetical 5% return	1,000	1,022.56	+	2.26	1,000	1,024.35	+	0.45	1,000	1,022.56	+	2.26

	Goldman Sachs Innovate Equity ETF				Goldman Sachs JUST US Large Cap Equity ETF				Goldman Sachs Defensive Equity ETF
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 1/1/23	Ending Account Value 2/28/23		Expenses Paid**
Actual based on NAV	$1,000	$1,021.80		$2.51	$1,000	$1,012.80		$1.00	$1,000	$1,019.43		$0.93
Hypothetical 5% return	1,000	1,022.31	+	2.51	1,000	1,023.80	+	1.00	1,000	1,007.16	+	0.92

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each Fund is calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:
**	The Fund’s prior fiscal year end was December 31, 2022. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 59/365, which represents a period of 59 days of a 365 day year (to reflect the Fund’s change in fiscal year end).

Fund
Goldman Sachs Bloomberg Clean Energy Equity ETF	0.45%
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	0.09
Goldman Sachs Hedge Industry VIP ETF	0.45
Goldman Sachs Innovate Equity ETF	0.50
Goldman Sachs JUST US Large Cap Equity ETF	0.20
Goldman Sachs Defensive Equity ETF	0.57

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF (Unaudited)

Background

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until September 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at meetings held on September 19-20, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved in 2021. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”) and benchmark performance indices; and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund, to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF (Unaudited) (continued)

(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification, and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies, and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by third-party service providers, except for the Goldman Sachs Hedge Industry VIP ETF, which seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. They also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using data, rankings and/or ratings compiled by the Outside Data Provider as of March 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of June 30, 2022. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index, a comparable market capitalization-weighted reference index, and/or a composite of accounts with comparable investment strategies managed the Investment Adviser, as applicable. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its index.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information previously provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG for the use of the underlying indices of the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF and Goldman Sachs Innovative Equity ETF, to Frank Russell Company for the use of the underlying index of the Goldman Sachs JUST U.S. Large Cap Equity ETF, and to JUST Capital Foundation, Inc. for the use of certain trademarks and trade names with respect to the Goldman Sachs JUST U.S. Large Cap Equity ETF. They noted that no license fee would be payable to the Investment Adviser by the Goldman Sachs Hedge Industry VIP ETF for use of the index created by the Investment Adviser.

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had previously received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2021 and 2020. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the fund in which certain Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF (Unaudited) (continued)

leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing and pricing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Funds’ access to certain affiliated distribution channels. They considered the competitive nature of the ETF marketplace, noting that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement with respect to each Fund should be approved and continued until September 30, 2023.

80

GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Defensive Equity ETF (Unaudited)

Background

The Goldman Sachs Defensive Equity ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on January 23, 2023. At a meeting held on September 19-20, 2022 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund. At the Meeting, the Trustees also approved an Agreement and Plan of Reorganization pursuant to which the Goldman Sachs Defensive Equity Fund, a series of Goldman Sachs Trust managed by the Investment Adviser, would be reorganized with and into the Fund, an open-end management investment company operating as an exchange-traded fund (“ETF”).

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar ETFs; potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund would operate, the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers would operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as an actively managed ETF that seeks long-term growth of capital with lower volatility than equity markets. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Fund. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

Because the Fund was anticipated to commence operations by acquiring the assets of the Goldman Sachs Defensive Equity Fund, and the Fund was to be the accounting survivor to the Goldman Sachs Defensive Equity Fund, the Trustees were provided with performance information for the Goldman Sachs Defensive Equity Fund.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Defensive Equity ETF (Unaudited) (continued)

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms, as well as the Fund’s peer group and category medians. The comparisons of the Fund’s unitary management fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved for an initial two-year period from its effective date.

82

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately 2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF

Goldman Sachs Future Planet Equity ETF

Goldman Sachs Future Tech Leaders Equity ETF

Goldman Sachs Future Health Care Equity ETF

Goldman Sachs Future Consumer Equity ETF

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

“Bloomberg®” and the Bloomberg Goldman Sachs Global Clean Energy Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by GSAM. The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to GSAM. is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to GSAM or the Fund. Bloomberg has no obligation to take the needs of GSAM or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Fund customers, in connection with the administration, marketing or trading of the Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GSAM, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR THE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

FUNDS PROFILE

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The Goldman Sachs Innovate Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive Innovative Global Equity Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Innovate Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Innovate Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Innovate Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose).

No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs.

No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF.

Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent.

Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose).

Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF.

Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2023 Goldman Sachs. All rights reserved. 314573-OTU-04/2023 EQTYETFSAR-23

Goldman Sachs Funds

Semi-Annual Report	February 28, 2023

Goldman Sachs MarketBeta® ETFs
MarketBeta® Emerging Markets Equity ETF (GSEE)
MarketBeta® International Equity ETF (GSID)
MarketBeta® U.S. Equity ETF (GSUS)

MarketBeta® is a registered trademark of GSAM.

Goldman Sachs MarketBeta® ETFs

∎	MARKETBETA® EMERGING MARKETS EQUITY ETF

∎	MARKETBETA® INTERNATIONAL EQUITY ETF

∎	MARKETBETA® U.S. EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs MarketBeta Equity ETFs

The following are highlights both of key factors affecting the U.S., international and emerging markets equity markets and of any key changes made to the Goldman Sachs MarketBeta Equity ETFs (the “Funds”) during the six months ended February 28, 2023 (the “Reporting Period”). A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended August 31, 2023.

Market and Economic Review

U.S. Equities

•

Overall, U.S. equities rose during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of 1.26%. The Russell 3000® Index generated a return of 1.51%.

•

The market posted muted returns during the Reporting Period amid a backdrop of ongoing Federal Reserve (“Fed”) interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions given the Russia/Ukraine war, and elevated concerns around China’s zero-COVID policy.

•

As the Reporting Period began in September 2022, the S&P 500 Index decreased primarily based on the noticeable tightening of financial conditions guided by expectations for a more aggressive global interest rate hiking cycle. Indeed, the Fed increased its “raise and hold” messaging as the end of September approached, a policy that received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate signs of cooling off.

•	During the fourth quarter of 2022, the S&P 500 Index solidly increased, breaking its streak of three consecutive quarterly losses, attributable primarily to gains in October and November.

•

Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. (A basis point is 1/100th of a percentage point.)

•	Positive inflation developments further supported market aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most.

•	Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market.

•

Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector.

•

On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

•

The S&P 500 Index rose in January 2023, rebounding from December 2022’s losses, gaining on a combination of heightened optimism around disinflationary signals, a cooling job market, positive reports about China’s economic reopening, better than consensus forecasted economic circumstances in Europe, improvements in supply-chain conditions and elevated hopes for the termination of the Fed’s tightening cycle. Collectively, these themes provided a strong case for the Fed’s soft landing scenario and the avoidance of a deep recession resulting from interest rate hikes. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

1

MARKET REVIEW

•	However, the S&P 500 Index then fell again in February 2023, giving back a portion of the prior month’s gains.

•

U.S. equities depreciated as the market’s modified Fed interest rate hike expectations and resilient economic data prompted a reduction in the progress of disinflation and heightened traction around several bearish themes. (Bearish refers to an expected downward movement in the prices of securities.)

•

Early in February, the Fed raised the targeted federal funds rate by another 25 basis points as expected, and its accompanying statement seemed dovish. Still, Fed Chair Powell’s subsequent statement that further rate hikes will be necessary if economic data continues to come in stronger than expected shifted the Fed narrative more hawkish.

•

During the Reporting Period overall, value stocks meaningfully outperformed growth stocks within the large-cap and small-cap segments of the U.S. equity market, though growth stocks outpaced value stocks within the mid-cap segment.

•

The best performing sectors within the S&P 500 Index during the Reporting Period were materials, industrials, energy and financials, while the weakest performing sectors were utilities, consumer discretionary, real estate and communication services.

International Equities

•	Representing the developed international equity markets, the MSCI EAFE Index (net) returned 12.58% for the Reporting Period, significantly outperforming the U.S. equity market.

•

As the Reporting Period began in September 2022, international equity markets declined, weighed down by heightened inflationary pressures, aggressive global interest rate hikes, recession concerns and the rampant spread of COVID-19.

•

Europe additionally battled an energy crisis and subsequent mobile network blackouts, which, in turn, put upward pressure on power costs and inflation and supported the need to keep interest rates high. The European Central Bank raised interest rates during the month, increasing concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar.

•

International equities then rallied across the major regions in the fourth quarter of 2022 overall. Markets remained volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes. However, investors began to focus on improving inflationary indicators across the globe, and increased confidence the U.S. Fed could pull off a soft economic landing allowed both U.S. and international equities to rally.

•

In Europe, equities benefited from resilient third quarter 2022 corporate earnings reports as well as from optimism that the pace of interest rate increases could soon slow. Economic activity showed signs of a rebound in December following the inflation peak in October. Thus, although Europe remained in a recession, optimism that the recession would not be as deep as initially feared grew during the last weeks of the calendar year.

•

In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of October, and Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept its interest rates low.

•

Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term. But increasing indications that China was prepared to stray from some of its more restrictive COVID-19 procedures resulted in stronger Asia ex-Japan equities in November, even as fears of an economic slowdown within China persisted. Indeed, in December, China began to relax its zero-COVID policies in an ongoing effort to boost its economy through increased domestic spending and international travel. Investors responded positively to this news despite the near-term surge in COVID-19 cases in China caused by the re-opening.

2

MARKET REVIEW

•

The MSCI EAFE Index posted solid positive returns in January 2023, with international equity markets performing well on the back of expectations around peaking inflation in the U.S. and Europe, slowing central bank interest rate hikes, and receding concerns about recession.

•

China finally lifted its stringent zero-COVID policy, increasing global hopes around the resolution of supply-chain disruptions and economic recovery driven by stronger domestic consumption and improved international tourism.

•	In contrast to the U.S. and Europe, Japan’s inflation rate rose in January. However, the Bank of Japan reiterated its commitment to keep its monetary policy accommodative.

•

The MSCI EAFE then fell in February 2023, with market sentiment governed by dampening expectations around potential peaking of interest rate hikes and ongoing geopolitical tensions between Russia and Ukraine, as the war there marked a one-year milestone. Also weighing on investor sentiment was a re-escalation in U.S./China tensions. Inflation levels were relatively stable across Europe, but Japan saw its highest level of inflation in the last 40 years.

•

All sectors in the MSCI EAFE Index posted positive total returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were financials, materials, consumer discretionary and industrials, each posting a double-digit positive total return. The weakest performing sectors were real estate, communication services, consumer staples and health care.

•

The best performing countries within the MSCI EAFE Index were Austria, Italy, Spain and Germany. The weakest performing countries during the Reporting Period were Israel and Norway, the only two MSCI EAFE Index constituents to post a negative absolute total return during the Reporting Period. Portugal and Hong Kong each generated a modestly positive total return but still significantly lagged the MSCI EAFE Index during the Reporting Period.

Emerging Markets Equities

•

Representing the emerging markets equity markets, the MSCI Emerging Markets Index (net) returned -2.29% during the Reporting Period, underperforming both the U.S. equity market and the developed international equity markets overall.

•

As the Reporting Period began in September 2022, emerging markets equities as a whole posted double-digit negative returns, as central bank interest rate hikes and recession concerns triggered large outflows.

•

Inflation remained top of mind for investors, as central banks in Europe, Asia and South America announced plans to raise interest rates during the following 12 months in an effort to get ahead of rising consumer prices.

•

The Chinese equity market fell especially significantly. An overleveraged housing market and falling home prices, coupled with the yuan falling to its lowest levels since January 2008, triggered monetary outflows from the Chinese economy. Most impactfully, China’s zero-COVID policy weakened domestic levels of supply and demand, contributing to falling export levels.

•

Elsewhere in Asia, India’s equity market fell but outperformed the MSCI Emerging Markets Index, while South Korea’s equity market underperformed the MSCI Emerging Markets Index given the lack of global demand, especially from China, for Korean goods, which caused high levels of volatility in the Korean exports market.

•

In Latin America, the Brazilian equity market fell but outpaced the MSCI Emerging Markets Index, as Brazil’s central bank paused its cycle of interest rate hikes, becoming the first notable economy in the world to do so.

•	Emerging markets equities then rallied in the fourth quarter of 2022 overall, attributable primarily to a strong November 2022.

•

In October 2022, emerging markets equities as a whole fell, as economies struggled to deal with high inflation, major transitions of political power, and contractionary central bank policy. The MSCI China Index was particularly weak, as lockdowns continued to place several cities under COVID-19 restrictions and the closely-watched China’s 20th Party Congress offered no signal to investors this strategy would change in the near future. South Korea’s and Brazil’s equity markets rose, driven by stronger exports.

3

MARKET REVIEW

•

November 2022 was a strong month for emerging markets equities, as softer U.S. inflation and expectations of a recovery in Chinese demand brightened the outlook for the emerging markets universe. The slowing frequency of interest rate hikes from central banks and strong consumer activity across a number of emerging markets also strengthened returns for several country constituents of the MSCI Emerging Markets Index. The MSCI China Index rallied strongly. The MSCI India Index was also strong, but the MSCI Brazil Index fell as political friction in the country’s new presidential administration hampered the speed of financial reforms, creating uncertainty amongst investors.

•	The MSCI Emerging Markets Index fell modestly in December 2022, as inflation concerns dominated. Still, the MSCI China Index rose, as China loosened its COVID-19 restrictions.

•

The MSCI Emerging Markets Index rose in January 2023, as softer U.S. inflation and positive news around China’s full reopening post COVID-19 brightened the outlook for the emerging markets. The slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets also contributed positively to strengthened returns for several countries in the MSCI Emerging Markets Index, including China and Brazil. India’s equity market fell, as Indian officials hinted at an upcoming economic slowdown and as a U.S.-based short-selling firm published a report on a conglomerate that sparked a broad-based sell-off.

•

The MSCI Emerging Markets then fell in February 2023, reversing much of the gains from the prior month’s rally. A re-escalation in geopolitical tensions and stronger than consensus expected U.S. economic data challenged the path of the U.S. Fed’s interest rate policy, dampening hopes to a quick end to the interest rate hiking cycle. Following this, the U.S. dollar also strengthened, an additional headwind for emerging markets equities.

•

The best performing sectors within the MSCI Emerging Markets Index were materials, information technology, communication services and consumer staples, the only sectors in the MSCI Emerging Markets Index to post a positive total return during the Reporting Period. The weakest performing sectors were utilities, energy, consumer discretionary and health care.

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were Turkey, Greece, Mexico and Poland. The weakest performing countries were Qatar, Saudi Arabia, India and United Arab Emirates, each led down by weakness in the energy sector.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

4

FUND BASICS

MarketBeta® Emerging Markets Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$39.81
Net Asset Value (NAV)[1]	$39.85

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive GBS Emerging Markets Large & Mid Cap Index[3]
Shares	-2.76%	-2.69%	-2.79%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs MarketBeta® Emerging Markets Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS Emerging Markets Large & Mid Cap Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

5

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	6.2%	Information Technology	Taiwan
Tencent Holdings Ltd.	4.1	Communication Services	China
Samsung Electronics Co. Ltd.	3.3	Information Technology	South Korea
Alibaba Group Holding Ltd. ADR	2.5	Consumer Discretionary	China
Saudi Arabian Oil Co.	1.7	Energy	Saudi Arabia
Meituan, Class B	1.3	Consumer Discretionary	China
Reliance Industries Ltd.	1.2	Energy	India
International Holding Co. PJSC	1.0	Industrials	United Arab Emirates
Vale SA	0.9	Materials	Brazil
Infosys Ltd.	0.9	Information Technology	India

FUND VS BENCHMARK[5]

February 28, 2023

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

[5]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.4% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

MarketBeta® International Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$49.43
Net Asset Value (NAV)[1]	$49.56

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive GBS Developed Markets ex North America Large & Mid Cap Index[3]
Shares	11.82%	12.28%	11.95%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs MarketBeta® International Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS Developed Markets ex North America Large & Mid Cap Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.0%	Consumer Staples	United States
ASML Holding NV	1.6	Information Technology	Netherlands
Novo Nordisk A/S, Class B	1.5	Health Care	Denmark
LVMH Moet Hennessy Louis Vuitton SE	1.4	Consumer Discretionary	France
Shell PLC	1.4	Energy	Netherlands
Roche Holding AG	1.4	Health Care	United States
AstraZeneca PLC	1.3	Health Care	United Kingdom
Novartis AG	1.2	Health Care	Switzerland
BHP Group Ltd.	1.0	Materials	Australia
HSBC Holdings PLC	1.0	Financials	United Kingdom

FUND VS BENCHMARK[5]

February 28, 2023

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

[5]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.8% of the Fund’s net assets as of February 28, 2023. Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

MarketBeta® U.S. Equity ETF

as of February 28, 2023

FUND SNAPSHOT

As of February 28, 2023

Market Price[1]	$54.00
Net Asset Value (NAV)[1]	$54.01

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 1, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive GBS United States Large & Mid Cap Index[3]
Shares	1.00%	0.96%	1.02%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs MarketBeta® U.S. Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS United States Large & Mid Cap Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	7.0%	Information Technology	United States
Microsoft Corp.	5.4	Information Technology	United States
Amazon.com, Inc.	2.5	Consumer Discretionary	United States
Tesla, Inc.	1.6	Consumer Discretionary	United States
NVIDIA Corp.	1.6	Information Technology	United States
Alphabet, Inc., Class A	1.6	Communication Services	United States
Alphabet, Inc., Class C	1.4	Communication Services	United States
Exxon Mobil Corp.	1.3	Energy	United States
UnitedHealth Group, Inc.	1.3	Health Care	United States
JPMorgan Chase & Co.	1.2	Financials	United States

FUND VS BENCHMARK[5]

February 28, 2023

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

[5]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.0% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 96.8%
Australia – 0.1%
1,786	AngloGold Ashanti Ltd. (Materials)	$30,170
1,471	Yancoal Australia Ltd. (Energy)(a)	5,725

		35,895

Brazil – 4.0%
21,456	Ambev SA (Consumer Staples)	55,030
3,138	Americanas SA (Consumer Discretionary)*	601
2,611	Atacadao SA (Consumer Staples)	6,727
28,792	B3 SA – Brasil Bolsa Balcao (Financials)	58,183
7,383	Banco Bradesco SA (Financials)	16,461
6,395	Banco BTG Pactual SA (Financials)	24,744
4,216	Banco do Brasil SA (Financials)	32,544
1,747	Banco Santander Brasil SA (Financials)	9,480
3,311	BB Seguridade Participacoes SA (Financials)	21,696
3,156	BRF SA (Consumer Staples)*	3,724
2,521	Caixa Seguridade Participacoes SA (Financials)	4,090
5,434	CCR SA (Industrials)	11,439
3,441	Centrais Eletricas Brasileiras SA (Utilities)	22,620
1,656	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	16,415
1,366	Cia Energetica de Minas Gerais (Utilities)	4,056
2,931	Cia Siderurgica Nacional SA (Materials)	9,359
5,857	Cosan SA (Energy)	16,806
914	CPFL Energia SA (Utilities)	5,303
2,071	CSN Mineracao SA (Materials)	1,849
359	Diagnosticos da America SA (Health Care)	635
1,291	Energisa SA (Utilities)	9,567
6,385	Eneva SA (Utilities)*	13,979
852	Engie Brasil Energia SA (Utilities)	6,410
4,663	Equatorial Energia SA (Utilities)	22,713
22,280	Hapvida Participacoes e Investimentos SA (Health Care)*(a)	19,162
1,961	Hypera SA (Health Care)	15,645
2,193	Itau Unibanco Holding SA (Financials)	9,124
3,982	Klabin SA (Materials)	14,843
3,983	Localiza Rent a Car SA (Industrials)	42,335
4,834	Lojas Renner SA (Consumer Discretionary)	17,268
14,058	Magazine Luiza SA (Consumer Discretionary)*	9,667
1,329	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	6,407
4,257	Natura & Co. Holding SA (Consumer Staples)	12,492
958	Neoenergia SA (Utilities)	2,582
9,740	NU Holdings Ltd., Class A (Financials)*	49,090
980	Pagseguro Digital Ltd., Class A (Information Technology)*	8,497
3,313	Petro Rio SA (Energy)*	21,386
17,944	Petroleo Brasileiro SA (Energy)	98,816
923	Porto Seguro SA (Financials)	4,680

Common Stocks – (continued)
Brazil – (continued)
5,620	Raia Drogasil SA (Consumer Staples)	24,415
5,351	Rede D’Or Sao Luiz SA (Health Care)(a)	26,188
5,968	Rumo SA (Industrials)	20,531
3,896	Sendas Distribuidora SA (Consumer Staples)	13,537
1,320	StoneCo Ltd., Class A (Information Technology)*	11,233
3,832	Suzano SA (Materials)	35,041
2,055	Telefonica Brasil SA (Communication Services)	15,328
3,939	TIM SA (Communication Services)	9,250
2,438	TOTVS SA (Information Technology)	12,744
3,602	Ultrapar Participacoes SA (Energy)	9,093
18,502	Vale SA (Materials)	302,371
5,515	Vibra Energia SA (Consumer Discretionary)	15,624
7,342	WEG SA (Industrials)	55,072
1,594	XP, Inc., Class A (Financials)*	19,797

		1,276,649

Chile – 0.4%
212,110	Banco de Chile (Financials)	21,916
332	Banco de Credito e Inversiones SA (Financials)	10,331
303,360	Banco Santander Chile (Financials)	12,789
6,313	Cencosud SA (Consumer Staples)	11,870
614	Cia Cervecerias Unidas SA (Consumer Staples)	4,665
83,878	Cia Sud Americana de Vapores SA (Industrials)	8,062
5,175	Empresas CMPC SA (Materials)	8,551
1,932	Empresas Copec SA (Energy)	13,880
96,751	Enel Americas SA (Utilities)	11,978
120,992	Enel Chile SA (Utilities)	5,421
3,995	Falabella SA (Consumer Discretionary)	8,746
2,290	Quinenco SA (Industrials)	8,072

		126,281

China – 30.0%
2,300	360 Security Technology, Inc., Class A (Information Technology)	3,570
700	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	2,212
200	Advanced Micro-Fabrication Equipment Inc China, Class A (Information Technology)*	3,029
400	AECC Aero-Engine Control Co. Ltd., Class A (Industrials)	1,457
816	AECC Aviation Power Co. Ltd., Class A (Industrials)	5,388
25,954	Agricultural Bank of China Ltd., Class A (Financials)	10,939
149,766	Agricultural Bank of China Ltd., Class H (Financials)	51,897
2,089	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	9,391

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,953	Air China Ltd., Class A (Industrials)*	$3,121
8,307	Air China Ltd., Class H (Industrials)*	7,651
626	Airtac International Group (Industrials)	22,086
9,065	Alibaba Group Holding Ltd. ADR (Consumer Discretionary)*	795,816
4,025	Aluminum Corp. of China Ltd., Class A (Materials)	3,202
17,357	Aluminum Corp. of China Ltd., Class H (Materials)	8,845
200	Amlogic Shanghai Co. Ltd., Class A (Information Technology)*	2,290
1,793	Angang Steel Co. Ltd., Class A (Materials)	782
7,799	Angang Steel Co. Ltd., Class H (Materials)	2,553
162	Angel Yeast Co. Ltd., Class A (Consumer Staples)	942
1,200	Anhui Conch Cement Co. Ltd., Class A (Materials)	5,296
5,802	Anhui Conch Cement Co. Ltd., Class H (Materials)	21,288
364	Anhui Gujing Distillery Co. Ltd., Class A (Consumer Staples)	14,338
130	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	1,288
200	Anhui Yingjia Distillery Co. Ltd., Class A (Consumer Staples)	2,018
100	Anjoy Foods Group Co. Ltd., Class A (Consumer Staples)	2,352
5,954	ANTA Sports Products Ltd. (Consumer Discretionary)	78,431
300	Apeloa Pharmaceutical Co. Ltd., Class A (Health Care)	1,035
91	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	1,875
107	Asymchem Laboratories Tianjin Co. Ltd., Class H (Health Care)(a)	1,438
349	Autohome, Inc. ADR (Communication Services)	10,645
541	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	2,213
2,627	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	1,644
1,387	Baidu, Inc. ADR (Communication Services)*	190,976
6,442	Bank of Beijing Co. Ltd., Class A (Financials)	4,013
1,104	Bank of Chengdu Co. Ltd., Class A (Financials)	2,282
11,977	Bank of China Ltd., Class A (Financials)	5,565
404,801	Bank of China Ltd., Class H (Financials)	148,522
11,844	Bank of Communications Co. Ltd., Class A (Financials)	8,348
35,636	Bank of Communications Co. Ltd., Class H (Financials)	21,065

Common Stocks – (continued)
China – (continued)
1,739	Bank of Hangzhou Co. Ltd., Class A (Financials)	3,034
4,270	Bank of Jiangsu Co. Ltd., Class A (Financials)	4,416
2,940	Bank of Nanjing Co. Ltd., Class A (Financials)	4,191
1,914	Bank of Ningbo Co. Ltd., Class A (Financials)	8,133
4,260	Bank of Shanghai Co. Ltd., Class A (Financials)	3,665
1,948	Bank of Zhengzhou Co. Ltd., Class A (Financials)*	673
6,595	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	6,242
2,500	BBMG Corp., Class A (Materials)	939
333	BeiGene Ltd. ADR (Health Care)*	74,802
1,300	Beijing Dabeinong Technology Group Co. Ltd., Class A (Consumer Staples)*	1,541
100	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	860
800	Beijing Enlight Media Co. Ltd., Class A (Communication Services)	875
2,426	Beijing Enterprises Holdings Ltd. (Utilities)	7,943
20,271	Beijing Enterprises Water Group Ltd. (Utilities)	5,087
200	Beijing Kingsoft Office Software, Inc., Class A (Information Technology)	8,372
383	Beijing New Building Materials PLC, Class A (Industrials)	1,658
900	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	650
420	Beijing Shiji Information Technology Co. Ltd., Class A (Information Technology)	1,004
700	Beijing Shougang Co. Ltd., Class A (Materials)	416
400	Beijing Tongrentang Co. Ltd., Class A (Health Care)	2,817
145	Beijing United Information Technology Co. Ltd., Class A (Industrials)	1,685
45	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	821
100	Bethel Automotive Safety Systems Co. Ltd., Class A (Consumer Discretionary)	1,054
100	Betta Pharmaceuticals Co. Ltd., Class A (Health Care)	839
165	BGI Genomics Co. Ltd., Class A (Health Care)	1,321
1,023	Bilibili, Inc. ADR (Communication Services)*	19,744
200	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	3,648
6,189	Blue Moon Group Holdings Ltd. (Consumer Staples)(a)	3,722
1,013	BOC Aviation Ltd. (Industrials)(a)	7,317

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
17,484	BOC Hong Kong Holdings Ltd. (Financials)	$59,138
700	BOC International China Co. Ltd., Class A (Financials)	1,144
11,022	BOE Technology Group Co. Ltd., Class A (Information Technology)	6,612
487	BYD Co. Ltd., Class A (Consumer Discretionary)	18,270
4,559	BYD Co. Ltd., Class H (Consumer Discretionary)	122,665
554	By-health Co. Ltd., Class A (Consumer Staples)	1,830
1,304	Caitong Securities Co. Ltd., Class A (Financials)	1,446
421	CanSino Biologics, Inc., Class H (Health Care)(a)	3,197
1,600	CECEP Wind-Power Corp., Class A (Utilities)	911
200	CETC Cyberspace Security Technology Co. Ltd., Class A (Information Technology)	902
4,300	CGN Power Co. Ltd., Class A (Utilities)	1,689
50,045	CGN Power Co. Ltd., Class H (Utilities)(a)	11,221
100	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	2,838
1,588	Changjiang Securities Co. Ltd., Class A (Financials)	1,293
100	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A (Consumer Discretionary)	2,172
519	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	2,379
300	Chengxin Lithium Group Co. Ltd., Class A (Materials)	1,640
800	China Baoan Group Co. Ltd., Class A (Industrials)	1,473
12,635	China Bohai Bank Co. Ltd., Class H (Financials)(a)	2,543
44,304	China Cinda Asset Management Co. Ltd., Class H (Financials)	5,757
1,728	China CITIC Bank Corp. Ltd., Class A (Financials)	1,223
46,780	China CITIC Bank Corp. Ltd., Class H (Financials)	21,633
1,239	China Coal Energy Co. Ltd., Class A (Energy)	1,563
10,202	China Coal Energy Co. Ltd., Class H (Energy)	7,889
6,992	China Conch Venture Holdings Ltd. (Industrials)	14,074
2,822	China Construction Bank Corp., Class A (Financials)	2,290
453,613	China Construction Bank Corp., Class H (Financials)	277,386

Common Stocks – (continued)
China – (continued)
700	China CSSC Holdings Ltd., Class A (Industrials)	2,406
2,332	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	1,822
10,452	China Eastern Airlines Corp. Ltd., Class H (Industrials)*	4,234
3,400	China Energy Engineering Corp. Ltd., Class A (Industrials)	1,164
37,290	China Energy Engineering Corp. Ltd., Class H (Industrials)	4,371
12,273	China Everbright Bank Co. Ltd., Class A (Financials)	5,261
35,568	China Everbright Bank Co. Ltd., Class H (Financials)	10,241
17,102	China Everbright Environment Group Ltd. (Industrials)	6,928
14,770	China Evergrande Group (Real Estate)*(b)	—
11,416	China Feihe Ltd. (Consumer Staples)(a)	9,133
1,239	China Galaxy Securities Co. Ltd., Class A (Financials)	1,715
17,854	China Galaxy Securities Co. Ltd., Class H (Financials)	8,893
700	China Great Wall Securities Co. Ltd., Class A (Financials)	876
909	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)	1,703
15,516	China Hongqiao Group Ltd. (Materials)	16,584
500	China International Capital Corp. Ltd., Class A (Financials)	3,014
7,509	China International Capital Corp. Ltd., Class H (Financials)(a)	16,148
831	China International Marine Containers Group Co. Ltd., Class A (Industrials)	909
32,443	China Jinmao Holdings Group Ltd. (Real Estate)	6,282
1,187	China Jushi Co. Ltd., Class A (Materials)	2,587
4,731	China Lesso Group Holdings Ltd. (Industrials)	4,984
584	China Life Insurance Co. Ltd., Class A (Financials)	3,005
36,255	China Life Insurance Co. Ltd., Class H (Financials)	61,430
1,829	China Literature Ltd. (Communication Services)*(a)	7,817
1,500	China Longyuan Power Group Corp. Ltd., Class A (Utilities)	3,957
16,273	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	19,964
6,041	China Merchants Bank Co. Ltd., Class A (Financials)	32,422
20,039	China Merchants Bank Co. Ltd., Class H (Financials)	108,498
2,400	China Merchants Energy Shipping Co. Ltd., Class A (Energy)	2,430
700	China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A (Industrials)	834

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
6,336	China Merchants Port Holdings Co. Ltd. (Industrials)	$8,879
2,194	China Merchants Securities Co. Ltd., Class A (Financials)	4,412
1,900	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	4,053
10,400	China Minsheng Banking Corp. Ltd., Class A (Financials)	5,102
35,151	China Minsheng Banking Corp. Ltd., Class H (Financials)	12,136
19,103	China National Building Material Co. Ltd., Class H (Materials)	16,914
1,800	China National Chemical Engineering Co. Ltd., Class A (Industrials)	2,336
5,500	China National Nuclear Power Co. Ltd., Class A (Utilities)	4,795
1,076	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	4,496
300	China Oilfield Services Ltd., Class A (Energy)	684
8,824	China Oilfield Services Ltd., Class H (Energy)	9,443
23,410	China Overseas Land & Investment Ltd. (Real Estate)	58,037
1,939	China Pacific Insurance Group Co. Ltd., Class A (Financials)	7,704
12,638	China Pacific Insurance Group Co. Ltd., Class H (Financials)	33,489
10,283	China Petroleum & Chemical Corp., Class A (Energy)	6,893
118,064	China Petroleum & Chemical Corp., Class H (Energy)	60,314
24,256	China Power International Development Ltd. (Utilities)	9,610
6,026	China Railway Group Ltd., Class A (Industrials)	5,236
19,484	China Railway Group Ltd., Class H (Industrials)	10,152
1,851	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	1,361
300	China Rare Earth Resources And Technology Co. Ltd., Class A (Materials)*	1,741
6,982	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	51,546
10,707	China Resources Cement Holdings Ltd. (Materials)	5,756
4,340	China Resources Gas Group Ltd. (Utilities)	18,301
14,041	China Resources Land Ltd. (Real Estate)	62,249
300	China Resources Microelectronics Ltd., Class A (Information Technology)	2,339
2,670	China Resources Mixc Lifestyle Services Ltd. (Real Estate)(a)	14,626
7,608	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	6,252

Common Stocks – (continued)
China – (continued)
8,657	China Resources Power Holdings Co. Ltd. (Utilities)	17,668
300	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	2,198
1,934	China Shenhua Energy Co. Ltd., Class A (Energy)	7,790
16,456	China Shenhua Energy Co. Ltd., Class H (Energy)	49,476
2,207	China Southern Airlines Co. Ltd., Class A (Industrials)*	2,508
10,200	China Southern Airlines Co. Ltd., Class H (Industrials)*	7,433
12,300	China State Construction Engineering Corp. Ltd., Class A (Industrials)	9,944
8,601	China State Construction International Holdings Ltd. (Industrials)	9,785
500	China Suntien Green Energy Corp. Ltd., Class A (Energy)	720
9,174	China Suntien Green Energy Corp. Ltd., Class H (Energy)(c)	4,020
6,828	China Taiping Insurance Holdings Co. Ltd. (Financials)	8,064
8,400	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	6,755
622	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	17,678
375	China Tourism Group Duty Free Corp. Ltd., Class H (Consumer Discretionary)*(a)	9,464
227,351	China Tower Corp. Ltd., Class H (Communication Services)(a)	24,619
9,300	China United Network Communications Ltd., Class A (Communication Services)	7,064
2,912	China Vanke Co. Ltd., Class A (Real Estate)	7,180
9,289	China Vanke Co. Ltd., Class H (Real Estate)	16,212
6,693	China Yangtze Power Co. Ltd., Class A (Utilities)	20,373
200	China Zhenhua Group Science & Technology Co. Ltd., Class A (Information Technology)	2,992
5,397	China Zheshang Bank Co. Ltd., Class A (Financials)*	2,267
181	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	3,579
4,313	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	8,326
1,752	Chongqing Hongjiu Fruit Co. Ltd., Class H (Consumer Staples)*	6,607
2,800	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	1,458
11,359	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	3,922
430	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	5,546

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
31,202	CITIC Ltd. (Industrials)	$34,424
500	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	1,468
3,560	CITIC Securities Co. Ltd., Class A (Financials)	10,575
11,119	CITIC Securities Co. Ltd., Class H (Financials)	23,543
5,548	CMOC Group Ltd., Class A (Materials)	4,709
18,364	CMOC Group Ltd., Class H (Materials)	10,317
200	CNGR Advanced Material Co. Ltd., Class A (Materials)	2,026
1,100	CNPC Capital Co. Ltd., Class A (Industrials)	934
726	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	42,181
2,900	COSCO SHIPPING Development Co. Ltd., Class A (Industrials)	1,047
1,100	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)*	2,291
6,312	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)*	6,047
3,741	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	5,801
15,357	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	15,925
63,561	Country Garden Holdings Co. Ltd. (Real Estate)(c)	19,434
10,450	Country Garden Services Holdings Co. Ltd. (Real Estate)	19,357
7,400	CRRC Corp. Ltd., Class A (Industrials)	6,068
22,110	CRRC Corp. Ltd., Class H (Industrials)	10,112
1,100	CSC Financial Co. Ltd., Class A (Financials)	4,238
4,430	CSC Financial Co. Ltd., Class H (Financials)(a)	4,351
10,008	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	4,042
4,400	Daqin Railway Co. Ltd., Class A (Industrials)	4,298
224	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	1,244
1,793	Datang International Power Generation Co. Ltd., Class A (Utilities)*	766
15,662	Datang International Power Generation Co. Ltd., Class H (Utilities)*	2,674
900	DHC Software Co. Ltd., Class A (Information Technology)	852
200	Do-Fluoride New Materials Co. Ltd., Class A (Materials)	1,050
195	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	1,342
744	Dongfang Electric Corp. Ltd., Class A (Industrials)	2,112
1,657	Dongfang Electric Corp. Ltd., Class H (Industrials)	2,651

Common Stocks – (continued)
China – (continued)
14,005	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	7,155
944	Dongxing Securities Co. Ltd., Class A (Financials)	1,166
3,291	East Money Information Co. Ltd., Class A (Financials)	9,904
100	Eastroc Beverage Group Co. Ltd., Class A (Consumer Staples)	2,949
200	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	2,601
3,731	ENN Energy Holdings Ltd. (Utilities)	52,998
900	ENN Natural Gas Co. Ltd., Class A (Utilities)	2,500
493	Eve Energy Co. Ltd., Class A (Industrials)	5,156
1,168	Everbright Securities Co. Ltd., Class A (Financials)	2,628
12,467	Evergrande Property Services Group Ltd. (Real Estate)*(a)(b)	—
1,381	Fangda Carbon New Material Co. Ltd., Class A (Industrials)*	1,329
719	FAW Jiefang Group Co. Ltd., Class A (Consumer Discretionary)	882
1,300	First Capital Securities Co. Ltd., Class A (Financials)	1,120
344	Flat Glass Group Co. Ltd., Class A (Information Technology)	1,710
2,076	Flat Glass Group Co. Ltd., Class H (Information Technology)	5,488
4,243	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	3,992
1,020	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	12,058
2,952	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	4,077
325	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	1,161
4,489	Full Truck Alliance Co. Ltd. ADR (Industrials)*	31,423
584	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	3,114
2,956	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	13,237
520	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	5,416
1,702	Ganfeng Lithium Group Co. Ltd., Class H (Materials)(a)	11,861
5,400	GD Power Development Co. Ltd., Class A (Utilities)*	3,053
875	GDS Holdings Ltd. ADR (Information Technology)*	16,844
1,400	GEM Co. Ltd., Class A (Materials)	1,589
1,263	Gemdale Corp., Class A (Real Estate)	1,757
6,202	Genscript Biotech Corp. (Health Care)*	16,948
1,791	GF Securities Co. Ltd., Class A (Financials)	4,207

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
6,097	GF Securities Co. Ltd., Class H (Financials)	$8,653
182	GigaDevice Semiconductor, Inc., Class A (Information Technology)	2,746
150	Ginlong Technologies Co. Ltd., Class A (Industrials)*	3,426
974	GoerTek, Inc., Class A (Information Technology)	3,019
400	Gotion High-tech Co. Ltd., Class A (Industrials)	1,701
684	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	3,394
12,508	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	16,572
1,600	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Discretionary)	8,175
4,099	Greentown China Holdings Ltd. (Real Estate)	5,598
454	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	4,148
13,661	Guangdong Investment Ltd. (Utilities)	13,801
100	Guangdong Kinlong Hardware Products Co. Ltd., Class A (Industrials)	1,383
2,000	Guanghui Energy Co. Ltd., Class A (Energy)	3,104
736	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	1,214
13,763	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	8,767
390	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	1,771
1,071	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care)	3,152
100	Guangzhou Great Power Energy & Technology Co. Ltd., Class A (Industrials)	965
181	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	2,194
195	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A (Information Technology)	1,928
600	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	3,883
845	Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A (Financials)	799
1,433	Guosen Securities Co. Ltd., Class A (Financials)	1,991
2,148	Guotai Junan Securities Co. Ltd., Class A (Financials)	4,415
4,036	Guotai Junan Securities Co. Ltd., Class H (Financials)(a)	4,782
1,401	Guoyuan Securities Co. Ltd., Class A (Financials)	1,421
820	H World Group Ltd. ADR (Consumer Discretionary)	38,843
7,099	Haidilao International Holding Ltd. (Consumer Discretionary)*(a)	19,625

Common Stocks – (continued)
China – (continued)
1,795	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	6,794
11,160	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	39,453
2,992	Haitong Securities Co. Ltd., Class A (Financials)	3,938
13,998	Haitong Securities Co. Ltd., Class H (Financials)	9,006
253	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	1,068
900	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A (Real Estate)	1,332
200	Hangzhou Chang Chuan Technology Co. Ltd., Class A (Information Technology)	1,274
411	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	4,061
200	Hangzhou Lion Electronics Co. Ltd., Class A (Information Technology)	1,283
300	Hangzhou Oxygen Plant Group Co. Ltd., Class A (Materials)	1,683
260	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	1,152
300	Hangzhou Silan Microelectronics Co. Ltd., Class A (Information Technology)	1,455
215	Hangzhou Tigermed Consulting Co. Ltd., Class A (Health Care)	3,571
600	Hangzhou Tigermed Consulting Co. Ltd., Class H (Health Care)(a)	6,883
5,224	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	9,384
200	Haohua Chemical Science & Technology Co. Ltd., Class A (Materials)	1,321
700	Henan Shenhuo Coal & Power Co. Ltd., Class A (Materials)	1,883
900	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	3,428
2,972	Hengan International Group Co. Ltd. (Consumer Staples)	13,668
500	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	1,565
1,799	Hengli Petrochemical Co. Ltd., Class A (Materials)	4,568
700	Hengtong Optic-electric Co. Ltd., Class A (Information Technology)	1,483
1,297	Hengyi Petrochemical Co. Ltd., Class A (Materials)	1,515
3,946	Hesteel Co. Ltd., Class A (Materials)	1,430
30	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	511
180	Hongfa Technology Co. Ltd., Class A (Industrials)	908
200	Hoshine Silicon Industry Co. Ltd., Class A (Materials)	2,819
3,697	Hua Hong Semiconductor Ltd. (Information Technology)*(a)	14,153

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,967	Huadian Power International Corp. Ltd., Class A (Utilities)	$1,624
8,562	Huadian Power International Corp. Ltd., Class H (Utilities)	3,425
519	Huadong Medicine Co. Ltd., Class A (Health Care)	3,587
1,200	Huafon Chemical Co. Ltd., Class A (Materials)	1,409
700	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	1,462
619	Hualan Biological Engineering, Inc., Class A (Health Care)	1,976
1,493	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	1,525
2,177	Huaneng Power International, Inc., Class A (Utilities)*	2,559
18,682	Huaneng Power International, Inc., Class H (Utilities)*	9,187
2,300	Huatai Securities Co. Ltd., Class A (Financials)	4,169
6,204	Huatai Securities Co. Ltd., Class H (Financials)(a)	6,979
879	Huaxi Securities Co. Ltd., Class A (Financials)	1,046
3,759	Huaxia Bank Co. Ltd., Class A (Financials)	2,823
400	Huaxin Cement Co. Ltd., Class A (Materials)	1,004
901	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	2,450
1,200	Hubei Energy Group Co. Ltd., Class A (Utilities)	766
300	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	1,515
200	Huizhou Desay Sv Automotive Co. Ltd., Class A (Consumer Discretionary)	3,282
400	Humanwell Healthcare Group Co. Ltd., Class A (Health Care)	1,535
2,200	Hunan Valin Steel Co. Ltd., Class A (Materials)	1,779
560	Hundsun Technologies, Inc., Class A (Information Technology)	3,577
698	Iflytek Co. Ltd., Class A (Information Technology)	4,854
100	Imeik Technology Development Co. Ltd., Class A (Health Care)	8,465
18,818	Industrial & Commercial Bank of China Ltd., Class A (Financials)	11,640
380,668	Industrial & Commercial Bank of China Ltd., Class H (Financials)	190,104
6,180	Industrial Bank Co. Ltd., Class A (Financials)	15,033
1,977	Industrial Securities Co. Ltd., Class A (Financials)	1,829
100	Ingenic Semiconductor Co. Ltd., Class A (Information Technology)	1,089

Common Stocks – (continued)
China – (continued)
13,346	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)	3,936
1,420	Inner Mongolia ERDOS Resources Co. Ltd., Class A (Materials)	3,419
2,467	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	1,569
1,834	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	8,036
6,324	Inner Mongolia Yitai Coal Co. Ltd., Class H (Energy)	8,040
1,100	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A (Materials)	1,495
4,140	Innovent Biologics, Inc. (Health Care)*(a)	20,095
400	Inspur Electronic Information Industry Co. Ltd., Class A (Information Technology)	2,244
1,464	iQIYI, Inc. ADR (Communication Services)*	11,317
706	JA Solar Technology Co. Ltd., Class A (Information Technology)	6,207
215	Jafron Biomedical Co. Ltd., Class A (Health Care)	1,002
260	Jason Furniture Hangzhou Co. Ltd., Class A (Consumer Discretionary)	1,762
500	JCET Group Co. Ltd., Class A (Information Technology)	2,024
2,303	JD Health International, Inc. (Consumer Discretionary)*(a)	16,063
6,759	JD Logistics, Inc. (Industrials)*(a)	12,055
5,783	JD.com, Inc. ADR (Consumer Discretionary)	256,997
1,200	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)	2,681
300	Jiangsu Expressway Co. Ltd., Class A (Industrials)	357
5,954	Jiangsu Expressway Co. Ltd., Class H (Industrials)	5,689
392	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	3,887
1,900	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	11,889
325	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	2,997
460	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (Consumer Staples)	11,250
100	Jiangsu Yangnong Chemical Co. Ltd., Class A (Materials)	1,544
260	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	1,180
900	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	2,079
684	Jiangxi Copper Co. Ltd., Class A (Materials)	1,930
5,472	Jiangxi Copper Co. Ltd., Class H (Materials)	8,616

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
500	Jiangxi Special Electric Motor Co. Ltd., Class A (Industrials)*	$1,287
100	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	2,186
140	Joinn Laboratories China Co. Ltd., Class A (Health Care)	1,183
303	Joinn Laboratories China Co. Ltd., Class H (Health Care)(a)	1,312
600	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	1,249
200	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (Consumer Staples)	1,096
200	Juewei Food Co. Ltd., Class A (Consumer Staples)	1,508
600	Juneyao Airlines Co. Ltd., Class A (Industrials)*	1,552
1,132	Kanzhun Ltd. ADR (Communication Services)*	22,810
2,946	KE Holdings, Inc. ADR (Real Estate)*	53,765
600	Keda Industrial Group Co. Ltd., Class A (Industrials)	1,415
13,567	Kingdee International Software Group Co. Ltd. (Information Technology)*	25,269
4,127	Kingsoft Corp. Ltd. (Communication Services)	13,591
4,577	Kuaishou Technology (Communication Services)*(a)	30,612
668	Kuang-Chi Technologies Co. Ltd., Class A (Industrials)	1,683
17,896	Kunlun Energy Co. Ltd. (Utilities)	14,318
414	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	108,015
719	LB Group Co. Ltd., Class A (Materials)	2,266
34,222	Lenovo Group Ltd. (Information Technology)	30,693
1,478	Lens Technology Co. Ltd., Class A (Information Technology)	2,711
600	Lepu Medical Technology Beijing Co. Ltd., Class A (Health Care)	2,027
200	Levima Advanced Materials Corp., Class A (Materials)	993
2,704	Li Auto, Inc. ADR (Consumer Discretionary)*	63,841
11,527	Li Ning Co. Ltd. (Consumer Discretionary)	98,022
5,500	Liaoning Port Co. Ltd., Class A (Industrials)	1,282
2,000	Lingyi iTech Guangdong Co., Class A (Information Technology)*	1,649
130	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	670
10,005	Longfor Group Holdings Ltd. (Real Estate)(a)	28,551
2,175	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	13,842

Common Stocks – (continued)
China – (continued)
11,234	Lufax Holding Ltd. ADR (Financials)	24,265
600	Luxi Chemical Group Co. Ltd., Class A (Materials)	1,252
2,080	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	8,958
393	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	14,133
254	Mango Excellent Media Co. Ltd., Class A (Communication Services)	1,225
160	Maxscend Microelectronics Co. Ltd., Class A (Information Technology)	2,700
1,200	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (Health Care)*	1,134
23,899	Meituan, Class B (Consumer Discretionary)*(a)	414,377
5,518	Metallurgical Corp. of China Ltd., Class A (Industrials)	2,707
13,988	Metallurgical Corp. of China Ltd., Class H (Industrials)	3,047
3,224	Microport Scientific Corp. (Health Care)*	9,118
600	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	2,191
300	Montage Technology Co. Ltd., Class A (Information Technology)	2,493
1,514	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	10,789
390	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A (Health Care)	969
1,954	NARI Technology Co. Ltd., Class A (Industrials)	7,378
130	NAURA Technology Group Co. Ltd., Class A (Information Technology)	4,362
700	NavInfo Co. Ltd., Class A (Information Technology)	1,313
1,886	NetEase, Inc. ADR (Communication Services)	146,429
619	New China Life Insurance Co. Ltd., Class A (Financials)	2,775
4,674	New China Life Insurance Co. Ltd., Class H (Financials)	11,314
1,400	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)*	2,658
800	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)*	30,976
425	Ninestar Corp., Class A (Information Technology)	3,300
100	Ningbo Deye Technology Co. Ltd., Class A (Industrials)	4,760
200	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	1,582
200	Ningbo Ronbay New Energy Technology Co. Ltd., Class A (Industrials)	2,075
600	Ningbo Shanshan Co. Ltd., Class A (Materials)	1,542

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
344	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	$3,315
5,288	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	2,769
1,450	Ningxia Baofeng Energy Group Co. Ltd., Class A (Materials)	3,296
7,499	NIO, Inc. ADR (Consumer Discretionary)*	70,416
8,614	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	48,285
600	Offcn Education Technology Co. Ltd., Class A (Consumer Discretionary)*	493
900	OFILM Group Co. Ltd., Class A (Information Technology)*	667
554	Onewo, Inc., Class H (Real Estate)*	2,777
91	Oppein Home Group, Inc., Class A (Consumer Discretionary)	1,854
1,817	Orient Securities Co. Ltd., Class A (Financials)	2,666
4,477	Orient Securities Co. Ltd., Class H (Financials)(a)	2,475
200	Ovctek China, Inc., Class A (Health Care)	991
2,700	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A (Materials)*	2,171
2,485	PDD Holdings, Inc. ADR (Consumer Discretionary)*	218,009
2,300	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	1,727
42,797	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	13,521
600	Perfect World Co. Ltd., Class A (Communication Services)	1,229
12,972	PetroChina Co. Ltd., Class A (Energy)	9,759
102,799	PetroChina Co. Ltd., Class H (Energy)	52,647
247	Pharmaron Beijing Co. Ltd., Class A (Health Care)	2,124
880	Pharmaron Beijing Co. Ltd., Class H (Health Care)(a)	4,922
33,837	PICC Property & Casualty Co. Ltd., Class H (Financials)	29,701
5,713	Ping An Bank Co. Ltd., Class A (Financials)	11,325
3,200	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	22,187
30,557	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	207,489
700	Pingdingshan Tianan Coal Mining Co. Ltd., Class A (Energy)	1,209
3,500	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	7,597
709	Poly Property Services Co. Ltd., Class H (Real Estate)	4,295
1,000	Pop Mart International Group Ltd. (Consumer Discretionary)(a)(c)	2,777
8,106	Postal Savings Bank of China Co. Ltd., Class A (Financials)	5,271

Common Stocks – (continued)
China – (continued)
62,816	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	37,692
4,520	Power Construction Corp. of China Ltd., Class A (Industrials)	4,668
1,600	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	5,708
200	Raytron Technology Co. Ltd., Class A (Information Technology)	1,331
286	Red Star Macalline Group Corp. Ltd., Class A (Real Estate)	236
532	Remegen Co. Ltd., Class H (Health Care)*(a)	3,484
100	Rockchip Electronics Co. Ltd., Class A (Information Technology)	1,213
2,872	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	5,590
2,203	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	4,763
65	Sangfor Technologies, Inc., Class A (Information Technology)	1,335
2,479	Sany Heavy Industry Co. Ltd., Class A (Industrials)	6,679
782	Satellite Chemical Co. Ltd., Class A (Materials)	1,958
634	Seazen Holdings Co. Ltd., Class A (Real Estate)*	1,782
1,444	SF Holding Co. Ltd., Class A (Industrials)	11,202
50	SG Micro Corp., Class A (Information Technology)	1,130
2,762	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	7,946
700	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A (Energy)	1,602
1,100	Shandong Gold Mining Co. Ltd., Class A (Materials)	3,003
3,718	Shandong Gold Mining Co. Ltd., Class H (Materials)(a)	6,366
620	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	3,222
400	Shandong Linglong Tyre Co. Ltd., Class A (Consumer Discretionary)	1,296
3,700	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	1,921
11,796	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	19,025
196	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)	1,185
1,419	Shanghai Baosight Software Co. Ltd., Class A (Information Technology)	10,102
3,367	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	2,029
14,027	Shanghai Electric Group Co. Ltd., Class H (Industrials)*	3,252
584	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	2,831

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
2,309	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	$6,751
200	Shanghai Fudan Microelectronics Group Co. Ltd., Class A (Information Technology)	2,071
1,319	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (Information Technology)	5,411
700	Shanghai International Airport Co. Ltd., Class A (Industrials)*	5,905
2,232	Shanghai International Port Group Co. Ltd., Class A (Industrials)	1,708
300	Shanghai Jinjiang International Hotels Co. Ltd., Class A (Consumer Discretionary)	2,676
200	Shanghai Junshi Biosciences Co. Ltd., Class A (Health Care)*	1,519
765	Shanghai Junshi Biosciences Co. Ltd., Class H (Health Care)*(a)	3,050
712	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	1,252
3,484	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	5,122
260	Shanghai M&G Stationery, Inc., Class A (Industrials)	2,026
1,139	Shanghai MicroPort MedBot Group Co. Ltd. (Health Care)*	4,208
684	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	1,944
3,403	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	6,000
8,585	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	8,867
426	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	3,082
2,200	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	1,962
2,800	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	2,388
1,368	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	1,543
1,200	Shanxi Coking Coal Energy Group Co. Ltd., Class A (Energy)	2,249
900	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A (Energy)	2,887
1,304	Shanxi Meijin Energy Co. Ltd., Class A (Materials)	1,765
1,653	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	1,137
373	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	15,166
700	Shengyi Technology Co. Ltd., Class A (Information Technology)	1,826
200	Shennan Circuits Co. Ltd., Class A (Information Technology)	2,298

Common Stocks – (continued)
China – (continued)
6,167	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	3,744
180	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	1,203
100	Shenzhen Dynanonic Co. Ltd., Class A (Materials)	3,257
1,100	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	986
200	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A (Health Care)	396
736	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	7,761
312	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Health Care)	1,558
100	Shenzhen Kedali Industry Co. Ltd., Class A (Consumer Discretionary)	1,764
360	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	16,262
2,703	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Consumer Discretionary)	2,065
100	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	1,857
200	Shenzhen Transsion Holdings Co. Ltd., Class A (Information Technology)	2,321
3,885	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	42,416
500	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	2,159
894	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	1,669
390	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	1,620
1,300	Sichuan Road and Bridge Group Co. Ltd., Class A (Industrials)	2,377
100	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	1,191
300	Sichuan Yahua Industrial Group Co. Ltd., Class A (Materials)	1,057
400	Sinoma Science & Technology Co. Ltd., Class A (Materials)	1,326
100	Sinomine Resource Group Co. Ltd., Class A (Materials)	1,079
1,923	Sinopec Oilfield Service Corp., Class A (Energy)*	592
1,700	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)	800
17,575	Sinopec Shanghai Petrochemical Co. Ltd., Class H (Materials)	3,023
6,580	Sinopharm Group Co. Ltd., Class H (Health Care)	17,604
1,134	Sinotrans Ltd., Class A (Industrials)	641
9,287	Sinotrans Ltd., Class H (Industrials)	2,840
3,229	Sinotruk Hong Kong Ltd. (Industrials)	5,084
100	Skshu Paint Co. Ltd., Class A (Materials)*	1,761

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
5,424	Smoore International Holdings Ltd. (Consumer Staples)(a)	$6,696
800	Songcheng Performance Development Co. Ltd., Class A (Consumer Discretionary)	1,807
1,368	SooChow Securities Co. Ltd., Class A (Financials)	1,385
100	StarPower Semiconductor Ltd., Class A (Information Technology)	4,244
11,569	Sunac China Holdings Ltd. (Real Estate)*(b)	3,375
300	Sungrow Power Supply Co. Ltd., Class A (Industrials)	5,161
3,288	Sunny Optical Technology Group Co. Ltd. (Information Technology)	37,280
406	Sunwoda Electronic Co. Ltd., Class A (Industrials)	1,263
400	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)	1,680
100	Suzhou Maxwell Technologies Co. Ltd., Class A (Industrials)	5,281
200	Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A (Materials)	1,654
700	Tangshan Jidong Cement Co. Ltd., Class A (Materials)	909
1,104	TBEA Co. Ltd., Class A (Industrials)	3,424
4,069	TCL Technology Group Corp., Class A (Consumer Discretionary)	2,599
944	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	5,927
30,023	Tencent Holdings Ltd. (Communication Services)	1,314,211
4,197	Tencent Music Entertainment Group ADR (Communication Services)*	31,645
100	Thunder Software Technology Co. Ltd., Class A (Information Technology)	1,375
684	Tianma Microelectronics Co. Ltd., Class A (Information Technology)	942
400	Tianqi Lithium Corp., Class A (Materials)*	4,718
508	Tianqi Lithium Corp., Class H (Materials)*	3,611
1,400	Tianshan Aluminum Group Co. Ltd., Class A (Materials)	1,672
8,980	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	14,506
254	Toly Bread Co. Ltd., Class A (Consumer Staples)	644
5,364	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)*	10,633
700	Tongkun Group Co. Ltd., Class A (Materials)	1,646
3,300	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	1,605

Common Stocks – (continued)
China – (continued)
1,309	Tongwei Co. Ltd., Class A (Information Technology)	7,890
65	Topchoice Medical Corp., Class A (Health Care)*	1,366
11,844	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	10,336
4,716	TravelSky Technology Ltd., Class H (Information Technology)	9,300
387	Trina Solar Co. Ltd., Class A (Information Technology)	3,435
3,127	Trip.com Group Ltd. ADR (Consumer Discretionary)*	111,165
195	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	3,127
3,191	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	31,465
226	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)	3,605
5,813	Uni-President China Holdings Ltd. (Consumer Staples)	5,095
800	Unisplendour Corp. Ltd., Class A (Information Technology)	2,923
300	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Information Technology)	684
2,724	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	40,560
454	Walvax Biotechnology Co. Ltd., Class A (Health Care)	2,499
943	Wanhua Chemical Group Co. Ltd., Class A (Materials)	14,143
20,958	Want Want China Holdings Ltd. (Consumer Staples)	13,190
383	Weibo Corp. ADR (Communication Services)*	7,920
2,112	Weichai Power Co. Ltd., Class A (Industrials)	3,779
9,467	Weichai Power Co. Ltd., Class H (Industrials)	14,039
200	Weihai Guangwei Composites Co. Ltd., Class A (Materials)	1,918
2,000	Wens Foodstuffs Group Co. Ltd., Class A (Consumer Staples)	5,694
700	Western Mining Co. Ltd., Class A (Materials)	1,156
1,339	Western Securities Co. Ltd., Class A (Financials)	1,277
200	Western Superconducting Technologies Co. Ltd., Class A (Materials)	2,610
298	Will Semiconductor Co. Ltd. Shanghai, Class A (Information Technology)	3,684
325	Wingtech Technology Co. Ltd., Class A (Information Technology)	2,518
928	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)	1,593
1,143	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	33,611

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
600	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	$1,415
787	WuXi AppTec Co. Ltd., Class A (Health Care)	9,360
1,695	WuXi AppTec Co. Ltd., Class H (Health Care)(a)	18,042
17,424	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	121,421
500	Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Industrials)	3,129
140	Wuxi Shangji Automation Co. Ltd., Class A (Industrials)	2,237
2,902	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	2,964
800	Xiamen C & D, Inc., Class A (Industrials)	1,519
100	Xiamen Faratronic Co. Ltd., Class A (Information Technology)	2,192
400	Xiamen Tungsten Co. Ltd., Class A (Materials)	1,315
72,252	Xiaomi Corp., Class B (Information Technology)*(a)	109,167
939	Xinjiang Goldwind Science & Technology Co. Ltd., Class A (Industrials)	1,534
3,769	Xinjiang Goldwind Science & Technology Co. Ltd., Class H (Industrials)	3,395
20,518	Xinyi Solar Holdings Ltd. (Information Technology)	21,905
3,245	XPeng, Inc. ADR (Consumer Discretionary)*(c)	28,945
5,444	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	11,665
200	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A (Information Technology)	1,575
649	Yankuang Energy Group Co. Ltd., Class A (Energy)	3,333
6,619	Yankuang Energy Group Co. Ltd., Class H (Energy)	19,943
200	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	890
295	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	2,828
218	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	1,897
400	Yihai Kerry Arawana Holdings Co. Ltd., Class A (Consumer Staples)	2,647
800	Yintai Gold Co. Ltd., Class A (Materials)	1,335
100	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	1,321
928	Yonyou Network Technology Co. Ltd., Class A (Information Technology)	3,108
800	YTO Express Group Co. Ltd., Class A (Industrials)	2,089
900	Yunda Holding Co. Ltd., Class A (Industrials)	1,652

Common Stocks – (continued)
China – (continued)
900	Yunnan Aluminium Co. Ltd., Class A (Materials)	1,727
201	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	1,645
100	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A (Consumer Staples)	1,992
295	Yunnan Energy New Material Co. Ltd., Class A (Materials)	5,332
500	Yunnan Tin Co. Ltd., Class A (Materials)	1,114
500	Yunnan Yuntianhua Co. Ltd., Class A (Materials)*	1,745
387	Zai Lab Ltd. ADR (Health Care)*	14,377
400	Zangge Mining Co. Ltd., Class A (Materials)	1,606
130	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	5,773
1,300	Zhefu Holding Group Co. Ltd., Class A (Industrials)	782
2,300	Zhejiang Century Huatong Group Co. Ltd., Class A (Communication Services)*	1,456
649	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	2,801
809	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	1,687
100	Zhejiang Dingli Machinery Co. Ltd., Class A (Industrials)	842
6,986	Zhejiang Expressway Co. Ltd., Class H (Industrials)	5,634
400	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A (Health Care)	1,193
422	Zhejiang Huayou Cobalt Co. Ltd., Class A (Materials)	3,588
400	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	3,947
200	Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A (Health Care)	1,133
800	Zhejiang Juhua Co. Ltd., Class A (Materials)	2,168
950	Zhejiang NHU Co. Ltd., Class A (Health Care)	2,592
1,000	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Industrials)	3,675
200	Zhejiang Supcon Technology Co. Ltd., Class A (Information Technology)	2,819
100	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	819
390	Zhejiang Weiming Environment Protection Co. Ltd., Class A (Industrials)	1,100
500	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	1,847
200	Zhejiang Yongtai Technology Co. Ltd., Class A (Materials)	669
1,222	Zheshang Securities Co. Ltd., Class A (Financials)	1,814
4,671	ZhongAn Online P&C Insurance Co. Ltd., Class H (Financials)*(a)	13,419

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
200	Zhongji Innolight Co. Ltd., Class A (Information Technology)	$1,021
3,431	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	17,112
1,700	Zhongtai Securities Co. Ltd., Class A (Financials)	1,704
2,684	Zhuzhou CRRC Times Electric Co. Ltd. (Industrials)	12,224
200	Zhuzhou CRRC Times Electric Co. Ltd., Class A (Industrials)	1,489
800	Zhuzhou Kibing Group Co. Ltd., Class A (Industrials)	1,260
6,002	Zijin Mining Group Co. Ltd., Class A (Materials)	9,851
28,038	Zijin Mining Group Co. Ltd., Class H (Materials)	42,292
2,268	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	2,189
7,682	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)	4,433
1,200	ZTE Corp., Class A (Information Technology)	5,565
3,680	ZTE Corp., Class H (Information Technology)	10,924
2,305	ZTO Express Cayman, Inc. ADR (Industrials)	55,458

		9,555,957

Colombia – 0.1%
1,105	Bancolombia SA (Financials)	8,193
19,969	Ecopetrol SA (Energy)	11,127
2,085	Interconexion Electrica SA ESP (Utilities)	7,411

		26,731

Czech Republic – 0.2%
785	CEZ AS (Utilities)	36,709
364	Komercni banka AS (Financials)	12,302
1,725	Moneta Money Bank AS (Financials)(a)	6,596

		55,607

Egypt – 0.1%
1,394	Abou Kir Fertilizers & Chemical Industries (Materials)	1,898
12,315	Commercial International Bank Egypt SAE (Financials)	21,353
4,720	Eastern Co. SAE (Consumer Staples)	2,854
3,802	Egyptian Financial Group-Hermes Holding Co. (Financials)*	2,563
3,439	ElSewedy Electric Co. (Industrials)*	1,550

		30,218

Greece – 0.4%
9,269	Alpha Services and Holdings SA (Financials)*	14,548

Common Stocks – (continued)
Greece – (continued)
12,103	Eurobank Ergasias Services and Holdings SA (Financials)*	18,637
921	Hellenic Telecommunications Organization SA (Communication Services)	14,182
535	JUMBO SA (Consumer Discretionary)	10,701
316	Motor Oil Hellas Corinth Refineries SA (Energy)	8,405
470	Mytilineos SA (Industrials)	12,720
2,657	National Bank of Greece SA (Financials)*	14,934
898	OPAP SA (Consumer Discretionary)	13,980
3,120	Piraeus Financial Holdings SA (Financials)*	7,944
1,040	Public Power Corp. SA (Utilities)*	9,154
328	Star Bulk Carriers Corp. (Industrials)	8,039
259	Terna Energy SA (Utilities)	5,411

		138,655

Hong Kong – 0.0%
486	Orient Overseas International Ltd. (Industrials)	7,801
709	Super Hi International Holding Ltd. (Consumer Discretionary)*	1,581

		9,382

Hungary – 0.2%
2,360	MOL Hungarian Oil & Gas PLC (Energy)	17,982
1,079	OTP Bank Nyrt (Financials)	32,815
676	Richter Gedeon Nyrt (Health Care)	14,201

		64,998

India – 14.5%
926	Aarti Industries Ltd. (Materials)	5,927
1,034	Aarti Pharmalabs Ltd. (Health Care)*	3,785
244	ABB India Ltd. (Industrials)	9,496
400	ACC Ltd. (Materials)	8,379
1,491	Adani Enterprises Ltd. (Industrials)	24,599
1,531	Adani Green Energy Ltd. (Utilities)*	8,988
3,745	Adani Ports & Special Economic Zone Ltd. (Industrials)	26,839
3,836	Adani Power Ltd. (Utilities)*	6,789
1,054	Adani Total Gas Ltd. (Utilities)	8,651
1,389	Adani Transmission Ltd. (Utilities)*	10,802
774	Adani Wilmar Ltd. (Consumer Staples)*	3,386
149	Alkem Laboratories Ltd. (Health Care)	5,723
2,911	Ambuja Cements Ltd. (Materials)	12,046
588	Apollo Hospitals Enterprise Ltd. (Health Care)	31,308
9,300	Ashok Leyland Ltd. (Industrials)	16,369
3,204	Asian Paints Ltd. (Materials)	109,638
418	Astral Ltd. (Industrials)	9,549
1,988	AU Small Finance Bank Ltd. (Financials)(a)	14,258
1,060	Aurobindo Pharma Ltd. (Health Care)	5,934

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
954	Avenue Supermarts Ltd. (Consumer Staples)*(a)	$39,432
11,077	Axis Bank Ltd. (Financials)	113,105
341	Bajaj Auto Ltd. (Consumer Discretionary)	15,102
1,198	Bajaj Finance Ltd. (Financials)	88,575
1,870	Bajaj Finserv Ltd. (Financials)	30,196
130	Bajaj Holdings & Investment Ltd. (Financials)	9,835
378	Balkrishna Industries Ltd. (Consumer Discretionary)	9,211
4,019	Bandhan Bank Ltd. (Financials)*(a)	11,226
5,039	Bank of Baroda (Financials)	9,692
1,353	Berger Paints India Ltd. (Materials)	9,486
16,936	Bharat Electronics Ltd. (Industrials)	19,381
1,151	Bharat Forge Ltd. (Consumer Discretionary)	11,361
3,854	Bharat Petroleum Corp. Ltd. (Energy)	14,795
10,148	Bharti Airtel Ltd. (Communication Services)	91,116
1,917	Biocon Ltd. (Health Care)	5,314
33	Bosch Ltd. (Consumer Discretionary)	7,184
482	Britannia Industries Ltd. (Consumer Staples)	26,015
1,779	Canara Bank (Financials)	6,016
2,914	CG Power & Industrial Solutions Ltd. (Industrials)*	10,760
2,095	Cholamandalam Investment and Finance Co. Ltd. (Financials)	19,172
2,247	Cipla Ltd. (Health Care)	24,637
6,865	Coal India Ltd. (Energy)	17,888
581	Colgate-Palmolive India Ltd. (Consumer Staples)	10,356
1,258	Container Corp. Of India Ltd. (Industrials)	8,986
569	Cummins India Ltd. (Industrials)	10,807
3,192	Dabur India Ltd. (Consumer Staples)	20,565
448	Dalmia Bharat Ltd. (Materials)	9,938
437	Deepak Nitrite Ltd. (Materials)	9,511
1,305	Delhivery Ltd. (Industrials)*	5,456
551	Divi’s Laboratories Ltd. (Health Care)	18,833
3,018	DLF Ltd. (Real Estate)	12,838
434	Dr. Reddy’s Laboratories Ltd. (Health Care)	22,662
634	Eicher Motors Ltd. (Consumer Discretionary)	23,820
4,647	Embassy Office Parks REIT (Real Estate)	17,145
3,780	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	6,399
11,064	GAIL India Ltd. (Utilities)	13,738
288	Gland Pharma Ltd. (Health Care)*(a)	4,592
1,788	Godrej Consumer Products Ltd. (Consumer Staples)*	19,970
444	Godrej Properties Ltd. (Real Estate)*	5,910
1,583	Grasim Industries Ltd. (Materials)	30,228
173	Gujarat Fluorochemicals Ltd. (Materials)	6,582
840	Gujarat Gas Ltd. (Utilities)	5,130
1,078	Havells India Ltd. (Industrials)	15,610

Common Stocks – (continued)
India – (continued)
4,695	HCL Technologies Ltd. (Information Technology)	$61,201
290	HDFC Asset Management Co. Ltd. (Financials)(a)	6,349
4,788	HDFC Life Insurance Co. Ltd. (Financials)(a)	28,311
631	Hero MotoCorp Ltd. (Consumer Discretionary)	18,465
5,791	Hindalco Industries Ltd. (Materials)	27,965
324	Hindustan Aeronautics Ltd. (Industrials)	10,089
2,807	Hindustan Petroleum Corp. Ltd. (Energy)	7,309
3,828	Hindustan Unilever Ltd. (Consumer Staples)	113,943
10	Honeywell Automation India Ltd. (Information Technology)	4,172
8,016	Housing Development Finance Corp. Ltd. (Financials)	253,030
25,246	ICICI Bank Ltd. (Financials)	261,064
1,106	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	14,742
1,797	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	8,889
16,407	IDFC First Bank Ltd. (Financials)*	10,946
4,113	Indian Hotels Co. Ltd. (Consumer Discretionary)	15,461
12,954	Indian Oil Corp. Ltd. (Energy)	11,917
1,111	Indian Railway Catering & Tourism Corp. Ltd. (Industrials)	8,188
1,427	Indraprastha Gas Ltd. (Utilities)	7,572
4,551	Indus Towers Ltd. (Communication Services)	9,408
2,795	IndusInd Bank Ltd. (Financials)	36,437
325	Info Edge India Ltd. (Communication Services)	13,727
15,707	Infosys Ltd. (Information Technology)	282,638
524	InterGlobe Aviation Ltd. (Industrials)*(a)	11,767
14,507	ITC Ltd. (Consumer Staples)	66,106
1,962	Jindal Steel & Power Ltd. (Materials)	13,034
2,635	JSW Energy Ltd. (Utilities)	7,479
4,350	JSW Steel Ltd. (Materials)	35,108
1,826	Jubilant Foodworks Ltd. (Consumer Discretionary)	9,738
568	Kansai Nerolac Paints Ltd. (Materials)	2,767
5,321	Kotak Mahindra Bank Ltd. (Financials)	111,305
119	L&T Technology Services Ltd. (Industrials)(a)	5,304
3,355	Larsen & Toubro Ltd. (Industrials)	85,598
1,590	Laurus Labs Ltd. (Health Care)(a)	6,046
1,083	Life Insurance Corp. of India (Financials)	7,577
96	Linde India Ltd. (Materials)	4,322
447	LTIMindtree Ltd. (Information Technology)(a)	25,533
944	Lupin Ltd. (Health Care)	7,528
539	Macrotech Developers Ltd. (Real Estate)*(a)	5,348
5,139	Mahindra & Mahindra Ltd. (Consumer Discretionary)	78,924

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
2,358	Marico Ltd. (Consumer Staples)*	$14,031
594	Maruti Suzuki India Ltd. (Consumer Discretionary)	61,969
1,377	Max Financial Services Ltd. (Financials)*	11,534
3,598	Max Healthcare Institute Ltd. (Health Care)*	18,545
394	Mphasis Ltd. (Information Technology)	9,701
15	MRF Ltd. (Consumer Discretionary)	15,470
519	Muthoot Finance Ltd. (Financials)	6,106
161	Nestle India Ltd. (Consumer Staples)	36,361
12,613	NHPC Ltd. (Utilities)	5,973
3,559	NMDC Ltd. (Materials)	4,783
19,101	NTPC Ltd. (Utilities)	39,395
576	Oberoi Realty Ltd. (Real Estate)	5,974
13,097	Oil & Natural Gas Corp. Ltd. (Energy)	24,089
465	One 97 Communications Ltd. (Information Technology)*	3,359
95	Oracle Financial Services Software Ltd. (Information Technology)	3,642
29	Page Industries Ltd. (Consumer Discretionary)	13,320
339	Patanjali Foods Ltd. (Consumer Staples)	3,788
833	PB Fintech Ltd. (Financials)*	5,625
206	Persistent Systems Ltd. (Information Technology)	11,944
3,394	Petronet LNG Ltd. (Energy)	9,137
351	PI Industries Ltd. (Materials)	13,160
681	Pidilite Industries Ltd. (Materials)	18,954
571	Piramal Enterprises Ltd. (Financials)	5,323
221	Polycab India Ltd. (Industrials)	8,238
5,596	Power Finance Corp. Ltd. (Financials)	9,843
14,650	Power Grid Corp. of India Ltd. (Utilities)	39,386
9,935	Punjab National Bank (Financials)	5,811
5,007	REC Ltd. (Financials)	6,923
14,125	Reliance Industries Ltd. (Energy)	396,843
9,445	Samvardhana Motherson International Ltd. (Consumer Discretionary)	9,100
1,252	SBI Cards & Payment Services Ltd. (Financials)	11,366
1,930	SBI Life Insurance Co. Ltd. (Financials)(a)	26,171
196	Schaeffler India Ltd. (Industrials)	7,070
48	Shree Cement Ltd. (Materials)	15,148
1,272	Shriram Finance Ltd. (Financials)	18,516
381	Siemens Ltd. (Industrials)	14,963
118	Solar Industries India Ltd. (Materials)	5,595
1,186	Sona Blw Precision Forgings Ltd. (Consumer Discretionary)(a)	6,429
664	SRF Ltd. (Materials)	17,418
8,697	State Bank of India (Financials)	55,001
5,649	Steel Authority of India Ltd. (Materials)	5,655
4,772	Sun Pharmaceutical Industries Ltd. (Health Care)	55,220
486	Tata Communications Ltd. (Communication Services)	7,105
4,240	Tata Consultancy Services Ltd. (Information Technology)	169,915

Common Stocks – (continued)
India – (continued)
2,836	Tata Consumer Products Ltd. (Consumer Staples)	$24,539
172	Tata Elxsi Ltd. (Information Technology)	12,753
7,755	Tata Motors Ltd. (Consumer Discretionary)*	39,466
2,174	Tata Motors Ltd., Class A (Consumer Discretionary)*	5,782
7,020	Tata Power Co. Ltd. (The) (Utilities)	17,200
33,718	Tata Steel Ltd. (Materials)	42,399
2,471	Tata Teleservices Maharashtra Ltd. (Communication Services)*	1,675
2,605	Tech Mahindra Ltd. (Information Technology)	34,671
1,789	Titan Co. Ltd. (Consumer Discretionary)	51,350
474	Torrent Pharmaceuticals Ltd. (Health Care)	8,370
889	Trent Ltd. (Consumer Discretionary)	13,745
473	Tube Investments of India Ltd. (Consumer Discretionary)	15,859
1,034	TVS Motor Co. Ltd. (Consumer Discretionary)	13,512
529	UltraTech Cement Ltd. (Materials)	46,466
346	United Breweries Ltd. (Consumer Staples)	6,056
1,553	United Spirits Ltd. (Consumer Staples)*	13,913
2,191	UPL Ltd. (Materials)	18,399
1,027	Varun Beverages Ltd. (Consumer Staples)	16,160
178	Vedant Fashions Ltd. (Consumer Discretionary)	2,592
4,111	Vedanta Ltd. (Materials)	13,345
1,040	Voltas Ltd. (Industrials)	11,222
6,196	Wipro Ltd. (Information Technology)	29,010
199	WNS Holdings Ltd. ADR (Information Technology)*	17,297
91,338	Yes Bank Ltd. (Financials)*	19,280
20,661	Zomato Ltd. (Consumer Discretionary)*	13,371
881	Zydus Lifesciences Ltd. (Health Care)	4,964

		4,613,643

Indonesia – 2.1%
67,632	Adaro Energy Indonesia Tbk PT (Energy)	13,260
45,220	Adaro Minerals Indonesia Tbk PT (Materials)*	3,855
40,631	Aneka Tambang Tbk (Materials)	5,302
92,927	Astra International Tbk PT (Consumer Discretionary)	37,171
76,157	Avia Avian Tbk PT (Materials)	3,121
254,473	Bank Central Asia Tbk PT (Financials)	146,009
30,588	Bank Jago Tbk PT (Financials)*	5,035
85,704	Bank Mandiri Persero Tbk PT (Financials)	56,199
36,056	Bank Negara Indonesia Persero Tbk PT (Financials)	20,747
345,569	Bank Rakyat Indonesia Persero Tbk PT (Financials)	105,823
125,565	Barito Pacific Tbk PT (Materials)	7,699
253,952	Bukalapak.com PT Tbk (Consumer Discretionary)*	4,363

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)
96,028	Chandra Asri Petrochemical Tbk PT (Materials)	$14,546
35,276	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	12,433
90,519	Dayamitra Telekomunikasi PT (Communication Services)	4,096
109,146	Elang Mahkota Teknologi Tbk PT (Communication Services)	6,799
3,814,832	GoTo Gojek Tokopedia Tbk PT (Consumer Discretionary)*	29,518
2,229	Gudang Garam Tbk PT (Consumer Staples)	3,654
12,372	Indah Kiat Pulp & Paper Tbk PT (Materials)	6,429
7,619	Indocement Tunggal Prakarsa Tbk PT (Materials)	5,558
11,061	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	7,344
21,355	Indofood Sukses Makmur Tbk PT (Consumer Staples)	9,067
6,364	Indosat Tbk PT (Communication Services)	2,848
112,650	Kalbe Farma Tbk PT (Health Care)	15,586
61,040	Merdeka Copper Gold Tbk PT (Materials)*	18,172
93,717	Sarana Menara Nusantara Tbk PT (Communication Services)	6,453
18,220	Semen Indonesia Persero Tbk PT (Materials)	8,632
91,798	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	17,457
229,591	Telkom Indonesia Persero Tbk PT (Communication Services)	58,414
22,760	Tower Bersama Infrastructure Tbk PT (Communication Services)	3,119
27,693	Unilever Indonesia Tbk PT (Consumer Staples)	7,591
7,308	United Tractors Tbk PT (Energy)	13,370
9,852	Vale Indonesia Tbk PT (Materials)*	4,409

		664,079

Kuwait – 0.9%
7,088	Agility Public Warehousing Co. KSC (Industrials)	13,927
5,719	Boubyan Bank KSCP (Financials)	14,256
9,328	Gulf Bank KSCP (Financials)	9,209
37,600	Kuwait Finance House KSCP (Financials)	104,996
2,881	Mabanee Co KPSC (Real Estate)	7,378
11,279	Mobile Telecommunications Co. KSCP (Communication Services)	20,544
34,736	National Bank of Kuwait SAKP (Financials)	121,106

		291,416

Common Stocks – (continued)
Luxembourg – 0.0%
721	Reinet Investments SCA (Financials)	$14,258

Mexico – 2.4%
23,472	Alfa SAB de CV, Class A (Industrials)	15,294
62,028	America Movil SAB de CV, Series L (Communication Services)	64,245
2,051	Arca Continental SAB de CV (Consumer Staples)	17,283
8,560	Becle SAB de CV (Consumer Staples)	20,703
74,021	Cemex SAB de CV, Series CPO (Materials)*	37,000
2,441	Coca-Cola Femsa SAB de CV (Consumer Staples)	17,628
1,002	El Puerto de Liverpool SAB de CV (Consumer Discretionary)	6,084
13,838	Fibra Uno Administracion SA de CV REIT (Real Estate)	19,679
10,527	Fomento Economico Mexicano SAB de CV (Consumer Staples)	97,004
883	Gruma SAB de CV, Class B (Consumer Staples)	12,924
1,797	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	34,123
552	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	15,809
6,267	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	29,702
2,396	Grupo Carso SAB de CV, Series A1 (Industrials)	11,430
234	Grupo Elektra SAB DE CV (Financials)(c)	12,314
14,045	Grupo Financiero Banorte SAB de CV, Class O (Financials)	118,369
8,060	Grupo Financiero Inbursa SAB de CV, Class O (Financials)*	16,701
15,294	Grupo Mexico SAB de CV, Series B (Materials)	68,512
11,306	Grupo Televisa SAB, Series CPO (Communication Services)	11,297
608	Industrias Penoles SAB de CV (Materials)*	7,263
7,851	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	15,728
5,962	Operadora De Sites Mexicanos SAB de CV, Class A-1 (Communication Services)	6,081
4,562	Orbia Advance Corp. SAB de CV (Materials)	9,512
25,082	Wal-Mart de Mexico SAB de CV (Consumer Staples)	98,562

		763,247

Pakistan – 0.0%
1,099	Lucky Cement Ltd. (Materials)*	1,749
1,825	TRG Pakistan (Industrials)*	769

		2,518

Peru – 0.1%
247	Credicorp Ltd. (Financials)	31,473

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Peru – (continued)
196	InRetail Peru Corp. (Consumer Staples)(a)	$6,664
165	Intercorp Financial Services, Inc. (Financials)	3,932

		42,069

Philippines – 0.8%
8,654	Aboitiz Equity Ventures, Inc. (Industrials)	8,443
34,944	ACEN Corp. (Utilities)	4,003
1,207	Ayala Corp. (Industrials)	13,629
29,026	Ayala Land, Inc. (Real Estate)	14,946
8,854	Bank of the Philippine Islands (Financials)	17,564
10,325	BDO Unibank, Inc. (Financials)	23,019
15,467	Emperador, Inc. (Consumer Staples)*	5,812
194	Globe Telecom, Inc. (Communication Services)	6,221
4,002	International Container Terminal Services, Inc. (Industrials)	14,446
14,412	JG Summit Holdings, Inc. (Industrials)	12,837
2,167	Jollibee Foods Corp. (Consumer Discretionary)	9,396
1,222	Manila Electric Co. (Utilities)	7,016
8,765	Metropolitan Bank & Trust Co. (Financials)	9,216
35,145	Monde Nissin Corp. (Consumer Staples)(a)	7,658
424	PLDT, Inc. (Communication Services)	9,844
2,363	SM Investments Corp. (Industrials)	36,374
52,535	SM Prime Holdings, Inc. (Real Estate)	32,318
4,297	Universal Robina Corp. (Consumer Staples)	10,597

		243,339

Qatar – 1.0%
19,719	Commercial Bank PSQC (The) (Financials)	33,300
9,728	Industries Qatar QSC (Industrials)	37,184
32,296	Masraf Al Rayan QSC (Financials)	23,944
21,009	Mesaieed Petrochemical Holding Co. (Materials)	12,121
4,769	Ooredoo QPSC (Communication Services)	12,048
1,937	Qatar Electricity & Water Co. QSC (Utilities)	9,276
3,889	Qatar Fuel QSC (Energy)	17,353
13,134	Qatar Gas Transport Co. Ltd. (Energy)	13,164
6,930	Qatar International Islamic Bank QSC (Financials)	19,962
10,755	Qatar Islamic Bank (Financials)	54,930
21,632	Qatar National Bank QPSC (Financials)	100,089

		333,371

Russia – 0.0%(b)
12,708	Alrosa PJSC (Materials)*	—
801	Gazprom Neft PJSC (Energy)	—

Common Stocks – (continued)
Russia – (continued)
49,291	Gazprom PJSC (Energy)	$—
1,413	LUKOIL PJSC (Energy)	—
263	MMC Norilsk Nickel PJSC (Materials)	—
4,560	Mobile TeleSystems PJSC (Communication Services)	—
3,099	Novatek PJSC (Energy)	—
5,287	Novolipetsk Steel PJSC (Materials)*	—
780	PIK Group PJSC (Consumer Discretionary)*	—
1,389	Polymetal International PLC (Materials)*	—
128	Polyus PJSC (Materials)*	—
5,078	Rosneft Oil Co. PJSC (Energy)	—
44,370	Sberbank of Russia PJSC (Financials)*	—
969	Severstal PAO (Materials)*	—
146,300	Surgutneftegas PJSC (Energy)	—
6,047	Tatneft PJSC (Energy)	—
6,503	United Co RUSAL International PJSC (Materials)	—
1,289	Yandex NV, Class A (Communication Services)*	—

		—

Saudi Arabia – 4.9%
651	ACWA Power Co. (Utilities)	24,183
621	Advanced Petrochemical Co. (Materials)	7,993
9,550	Al Rajhi Bank (Financials)*	178,904
4,741	Alinma Bank (Financials)	37,206
1,245	Almarai Co. JSC (Consumer Staples)	17,418
3,594	Arab National Bank (Financials)	22,047
117	Arabian Internet & Co.mmunications Services Co. (Information Technology)	7,720
2,371	Bank AlBilad (Financials)*	22,524
2,857	Banque Saudi Fransi (Financials)	24,895
346	Bupa Arabia for Cooperative Insurance Co. (Financials)	14,254
410	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	25,326
1,825	Etihad Etisalat Co. (Communication Services)	19,015
284	Jarir Marketing Co. (Consumer Discretionary)	11,186
231	Mouwasat Medical Services Co. (Health Care)	11,117
2,041	Rabigh Refining & Petrochemical Co. (Energy)*	5,526
7,112	Riyad Bank (Financials)	49,370
1,128	SABIC Agri-Nutrients Co. (Materials)	40,159
1,738	Sahara International Petrochemical Co. (Materials)	16,395
3,935	Saudi Arabian Mining Co. (Materials)*	66,690
62,528	Saudi Arabian Oil Co. (Energy)(a)	529,863
4,378	Saudi Basic Industries Corp. (Materials)	103,248
4,893	Saudi British Bank (The) (Financials)	43,224
3,786	Saudi Electricity Co. (Utilities)	22,397
1,826	Saudi Industrial Investment Group (Materials)	10,870

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – (continued)
3,556	Saudi Kayan Petrochemical Co. (Materials)*	$12,035
10,691	Saudi National Bank (The) (Financials)	134,611
8,770	Saudi Telecom Co. (Communication Services)	82,146
1,266	Savola Group (The) (Consumer Staples)	9,176
1,361	Yanbu National Petrochemical Co. (Materials)	15,232

		1,564,730

South Africa – 2.8%
3,536	Absa Group Ltd. (Financials)	38,228
396	African Rainbow Minerals Ltd. (Materials)	5,488
204	Anglo American Platinum Ltd. (Materials)	11,305
1,754	Aspen Pharmacare Holdings Ltd. (Health Care)	13,558
1,638	Bid Corp. Ltd. (Consumer Staples)	35,890
1,615	Bidvest Group Ltd. (The) (Industrials)	20,617
304	Capitec Bank Holdings Ltd. (Financials)	29,057
1,195	Clicks Group Ltd. (Consumer Staples)(c)	17,414
1,744	Discovery Ltd. (Financials)*	14,227
1,405	Exxaro Resources Ltd. (Energy)	15,394
18,167	FirstRand Ltd. (Financials)	64,874
3,766	Gold Fields Ltd. (Materials)	34,219
796	Grindrod Ltd. (Industrials)	445
4,135	Impala Platinum Holdings Ltd. (Materials)	38,635
821	Investec Ltd. (Financials)	5,252
238	Kumba Iron Ore Ltd. (Materials)	6,211
6,703	MTN Group Ltd. (Communication Services)	52,879
1,655	MultiChoice Group (Communication Services)	12,713
1,068	Naspers Ltd., Class N (Consumer Discretionary)	189,501
1,989	Nedbank Group Ltd. (Financials)	24,985
1,557	Northam Platinum Holdings Ltd. (Materials)*	12,829
24,028	Old Mutual Ltd. (Financials)	15,590
3,028	OUTsurance Group Ltd. (Financials)	5,891
6,726	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	6,870
2,595	Remgro Ltd. (Financials)	19,760
8,200	Sanlam Ltd. (Financials)	26,727
2,015	Sasol Ltd. (Materials)	29,676
2,071	Shoprite Holdings Ltd. (Consumer Staples)	25,108
13,460	Sibanye Stillwater Ltd. (Materials)	27,211
5,135	Standard Bank Group Ltd. (Financials)	51,355
4,084	Vodacom Group Ltd. (Communication Services)	28,191
4,962	Woolworths Holdings Ltd. (Consumer Discretionary)	20,814

		900,914

Common Stocks – (continued)
South Korea – 10.7%
172	Alteogen, Inc. (Health Care)*	4,894
130	Amorepacific Corp. (Consumer Staples)	13,597
163	AMOREPACIFIC Group (Consumer Staples)	4,927
29	BGF retail Co. Ltd. (Consumer Staples)	3,960
1,409	BNK Financial Group, Inc. (Financials)	7,134
437	Celltrion Healthcare Co. Ltd. (Health Care)	17,998
89	Celltrion Pharm, Inc. (Health Care)*	3,854
461	Celltrion, Inc. (Health Care)	50,585
270	Cheil Worldwide, Inc. (Communication Services)	4,081
32	Chong Kun Dang Pharmaceutical Corp. (Health Care)	1,913
21	Chunbo Co. Ltd. (Materials)	3,999
29	CJ CheilJedang Corp. (Consumer Staples)	7,035
63	CJ Corp. (Industrials)	4,137
46	CJ ENM Co. Ltd. (Communication Services)*	3,222
36	CJ Logistics Corp. (Industrials)	2,223
236	Coway Co. Ltd. (Consumer Discretionary)	9,524
98	CS Wind Corp. (Industrials)	4,955
905	Daewoo Engineering & Construction Co. Ltd. (Industrials)*	2,944
212	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Industrials)*	4,125
154	DB HiTek Co. Ltd. (Information Technology)	5,272
188	DB Insurance Co. Ltd. (Financials)	10,940
121	DL E&C Co. Ltd. (Industrials)	3,018
237	Dongsuh Cos., Inc. (Consumer Staples)	3,462
216	Doosan Bobcat, Inc. (Industrials)	6,187
30	Doosan Co. Ltd. (Industrials)	2,290
1,918	Doosan Enerbility Co. Ltd. (Industrials)*	23,568
198	Doosan Fuel Cell Co. Ltd. (Industrials)*	5,147
90	Douzone Bizon Co. Ltd. (Information Technology)	2,340
229	Ecopro BM Co. Ltd. (Industrials)	28,780
92	Ecopro Co. Ltd. (Materials)	19,850
83	E-MART, Inc. (Consumer Staples)	7,025
74	F&F Co. Ltd. (Consumer Discretionary)	7,768
193	Fila Holdings Corp. (Consumer Discretionary)	5,688
23	Green Cross Corp. (Health Care)	2,082
275	GS Engineering & Construction Corp. (Industrials)	4,624
344	GS Holdings Corp. (Industrials)	10,568
159	GS Retail Co. Ltd. (Consumer Staples)	3,467
1,249	Hana Financial Group, Inc. (Financials)	42,852
110	Hanjin Kal Corp. (Industrials)	3,724
317	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	8,912
25	Hanmi Pharm Co. Ltd. (Health Care)*	4,893
144	Hanmi Science Co. Ltd. (Health Care)*	3,542

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
650	Hanon Systems (Consumer Discretionary)	$4,436
38	Hansol Chemical Co. Ltd. (Materials)	5,873
33	Hanssem Co. Ltd. (Consumer Discretionary)	1,118
131	Hanwha Aerospace Co. Ltd. (Industrials)	8,910
158	Hanwha Corp. (Industrials)	3,218
1,672	Hanwha Life Insurance Co. Ltd. (Financials)*	3,759
465	Hanwha Solutions Corp. (Materials)*	14,619
257	Hanwha Systems Co. Ltd. (Industrials)	2,402
193	HD Hyundai Co. Ltd. (Energy)	8,664
123	Hite Jinro Co. Ltd. (Consumer Staples)*	2,222
116	HL Mando Co. Ltd. (Consumer Discretionary)	4,160
529	HLB, Inc. (Health Care)*	12,913
1,207	HMM Co. Ltd. (Industrials)*	20,569
155	Hotel Shilla Co. Ltd. (Consumer Discretionary)	9,394
36	Hugel, Inc. (Health Care)*	3,512
59	HYBE Co. Ltd. (Communication Services)*	8,253
11	Hyosung Advanced Materials Corp. (Materials)	3,417
8	Hyosung TNC Corp. (Materials)	2,766
24	Hyundai Autoever Corp. (Information Technology)	2,060
60	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	2,462
454	Hyundai Doosan Infracore Co. Ltd. (Industrials)	2,930
117	Hyundai Elevator Co. Ltd. (Industrials)*	2,454
299	Hyundai Engineering & Construction Co. Ltd. (Industrials)	8,225
72	Hyundai Glovis Co. Ltd. (Industrials)	8,630
45	Hyundai Heavy Industries Co. Ltd. (Industrials)	3,618
233	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	6,198
89	Hyundai Mipo Dockyard Co. Ltd. (Industrials)	4,722
260	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	41,753
560	Hyundai Motor Co. (Consumer Discretionary)	74,610
323	Hyundai Rotem Co. Ltd. (Industrials)*	6,090
359	Hyundai Steel Co. (Materials)	9,496
92	Iljin Materials Co. Ltd. (Information Technology)*	4,422
1,366	Industrial Bank of Korea (Financials)	10,715
1,324	Kakao Corp. (Communication Services)	62,435
172	Kakao Games Corp. (Communication Services)*	6,389
752	KakaoBank Corp. (Financials)*	15,145
103	Kakaopay Corp. (Information Technology)*	4,880

Common Stocks – (continued)
South Korea – (continued)
561	Kangwon Land, Inc. (Consumer Discretionary)*	8,564
1,510	KB Financial Group, Inc. (Financials)	58,540
18	KCC Corp. (Materials)	3,339
49	KEPCO Engineering & Construction Co., Inc. (Industrials)*	2,340
81	KEPCO Plant Service & Engineering Co. Ltd. (Industrials)*	1,983
1,060	Kia Corp. (Consumer Discretionary)	60,320
61	KIWOOM Securities Co. Ltd. (Financials)*	4,757
128	KMW Co. Ltd. (Information Technology)*	2,438
293	Korea Aerospace Industries Ltd. (Industrials)*	9,986
1,259	Korea Electric Power Corp. (Utilities)(c)	17,174
135	Korea Gas Corp. (Utilities)*	2,862
171	Korea Investment Holdings Co. Ltd. (Financials)*	8,012
189	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)	11,612
48	Korea Zinc Co. Ltd. (Materials)	21,184
880	Korean Air Lines Co. Ltd. (Industrials)	15,129
129	Krafton, Inc. (Communication Services)*	16,553
316	KT Corp. (Communication Services)	7,272
466	KT&G Corp. (Consumer Staples)	31,237
74	Kumho Petrochemical Co. Ltd. (Materials)*	8,797
110	L&F Co. Ltd. (Information Technology)	21,780
45	LEENO Industrial, Inc. (Information Technology)	5,519
204	LG Chem Ltd. (Materials)	104,833
488	LG Corp. (Industrials)	30,351
972	LG Display Co. Ltd. (Information Technology)	11,231
462	LG Electronics, Inc. (Consumer Discretionary)	38,824
110	LG Energy Solution Ltd. (Industrials)*	43,476
40	LG H&H Co. Ltd. (Consumer Staples)	20,193
57	LG Innotek Co. Ltd. (Information Technology)	11,932
1,049	LG Uplus Corp. (Communication Services)	8,776
78	Lotte Chemical Corp. (Materials)	10,504
145	Lotte Corp. (Industrials)	3,359
48	Lotte Shopping Co. Ltd. (Consumer Discretionary)	3,156
84	LS Corp. (Industrials)	4,279
225	Meritz Financial Group, Inc. (Financials)	7,652
901	Meritz Securities Co. Ltd. (Financials)	4,780
1,000	Mirae Asset Securities Co. Ltd. (Financials)	5,403
627	NAVER Corp. (Communication Services)	98,794
60	NCSoft Corp. (Communication Services)	19,701
82	Netmarble Corp. (Communication Services)*(a)	3,830

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
725	NH Investment & Securities Co. Ltd. (Financials)*	$5,205
12	NongShim Co. Ltd. (Consumer Staples)	3,319
84	OCI Co. Ltd. (Materials)	5,764
96	Orion Corp. (Consumer Staples)	9,069
998	Pan Ocean Co. Ltd. (Industrials)	4,774
119	Pearl Abyss Corp. (Communication Services)*	4,033
121	POSCO Chemical Co. Ltd. (Materials)	20,209
288	POSCO Holdings, Inc. (Materials)	69,211
174	Posco International Corp. (Industrials)	2,972
83	S-1 Corp. (Industrials)	3,538
85	Samsung Biologics Co. Ltd. (Health Care)*(a)	49,654
357	Samsung C&T Corp. (Industrials)	29,704
114	Samsung Card Co. Ltd. (Financials)	2,645
238	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	25,900
23,116	Samsung Electronics Co. Ltd. (Information Technology)	1,058,628
687	Samsung Engineering Co. Ltd. (Industrials)*	13,628
138	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	22,370
3,027	Samsung Heavy Industries Co. Ltd. (Industrials)*	12,581
323	Samsung Life Insurance Co. Ltd. (Financials)	16,623
226	Samsung SDI Co. Ltd. (Information Technology)	118,871
154	Samsung SDS Co. Ltd. (Information Technology)	14,582
257	Samsung Securities Co. Ltd. (Financials)	6,506
172	SD Biosensor, Inc. (Health Care)	2,990
196	Seegene, Inc. (Health Care)	3,614
190	Shin Poong Pharmaceutical Co. Ltd. (Health Care)*	2,784
2,148	Shinhan Financial Group Co. Ltd. (Financials)	63,064
28	Shinsegae, Inc. (Consumer Discretionary)	4,317
114	SK Biopharmaceuticals Co. Ltd. (Health Care)*	5,746
84	SK Bioscience Co. Ltd. (Health Care)*	4,425
46	SK Chemicals Co. Ltd. (Materials)	2,722
2,331	SK Hynix, Inc. (Information Technology)	157,485
91	SK IE Technology Co. Ltd. (Materials)*(a)	4,498
218	SK Innovation Co. Ltd. (Energy)*	24,746
468	SK Networks Co. Ltd. (Industrials)	1,455
420	SK Square Co. Ltd. (Information Technology)*	12,172
261	SK Telecom Co. Ltd. (Communication Services)	8,905
152	SK, Inc. (Industrials)	20,516
81	SKC Co. Ltd. (Materials)	5,999
164	S-Oil Corp. (Energy)	10,002

Common Stocks – (continued)
South Korea – (continued)
63	Solus Advanced Materials Co. Ltd. (Information Technology)	2,340
21	Soulbrain Co. Ltd. (Materials)	3,714
406	SSANGYONG C&E Co. Ltd. (Materials)	1,780
57	Studio Dragon Corp. (Communication Services)*	3,291
83	Wemade Co. Ltd. (Communication Services)	3,349
149	WONIK IPS Co. Ltd. (Information Technology)	3,496
2,592	Woori Financial Group, Inc. (Financials)	23,898
203	Yuhan Corp. (Health Care)	8,085

		3,404,196

Taiwan – 15.2%
2,270	Accton Technology Corp. (Information Technology)	21,084
13,992	Acer, Inc. (Information Technology)	11,641
1,949	Advantech Co. Ltd. (Information Technology)	22,836
17,480	ASE Technology Holding Co. Ltd. (Information Technology)	60,811
10,734	Asia Cement Corp. (Materials)	15,765
139	ASMedia Technology, Inc. (Information Technology)	4,521
128	ASPEED Technology, Inc. (Information Technology)	11,742
3,089	Asustek Computer, Inc. (Information Technology)	28,184
30,651	AUO Corp. (Information Technology)	18,711
3,021	Catcher Technology Co. Ltd. (Information Technology)	18,293
40,564	Cathay Financial Holding Co. Ltd. (Financials)	57,845
7,094	Chailease Holding Co. Ltd. (Financials)	52,502
29,658	Chang Hwa Commercial Bank Ltd. (Financials)	16,985
7,242	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	8,141
2,955	Chicony Electronics Co. Ltd. (Information Technology)	8,922
13,373	China Airlines Ltd. (Industrials)	8,910
78,787	China Development Financial Holding Corp. (Financials)	34,132
54,860	China Steel Corp. (Materials)	56,535
1,790	Chroma ATE, Inc. (Information Technology)	10,839
18,520	Chunghwa Telecom Co. Ltd. (Communication Services)	70,203
20,097	Compal Electronics, Inc. (Information Technology)	15,929
88,291	CTBC Financial Holding Co. Ltd. (Financials)	65,922
9,010	Delta Electronics, Inc. (Information Technology)	84,720
3,962	E Ink Holdings, Inc. (Information Technology)	25,291

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
913	Eclat Textile Co. Ltd. (Consumer Discretionary)	$14,398
308	eMemory Technology, Inc. (Information Technology)	18,903
61,585	E.Sun Financial Holding Co. Ltd. (Financials)	50,429
12,446	Eva Airways Corp. (Industrials)	11,560
4,930	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	25,403
14,589	Far Eastern New Century Corp. (Industrials)	15,537
7,779	Far EasTone Telecommunications Co. Ltd. (Communication Services)	17,616
2,040	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	12,386
50,348	First Financial Holding Co. Ltd. (Financials)	44,284
16,020	Formosa Chemicals & Fibre Corp. (Materials)	37,435
5,532	Formosa Petrochemical Corp. (Energy)	15,451
22,691	Formosa Plastics Corp. (Materials)	67,694
313	Formosa Sumco Technology Corp. (Information Technology)	1,551
3,646	Formosa Taffeta Co. Ltd. (Consumer Discretionary)	3,315
4,423	Foxconn Technology Co. Ltd. (Information Technology)	8,056
34,254	Fubon Financial Holding Co. Ltd. (Financials)	67,452
1,337	Giant Manufacturing Co. Ltd. (Consumer Discretionary)	8,930
986	Globalwafers Co. Ltd. (Information Technology)	16,568
6,608	Highwealth Construction Corp. (Real Estate)	9,195
1,350	Hiwin Technologies Corp. (Industrials)	11,121
55,617	Hon Hai Precision Industry Co. Ltd. (Information Technology)	184,359
1,351	Hotai Motor Co. Ltd. (Consumer Discretionary)	27,357
47,233	Hua Nan Financial Holdings Co. Ltd. (Financials)	35,421
42,459	Innolux Corp. (Information Technology)	20,484
12,262	Inventec Corp. (Information Technology)	10,705
426	Largan Precision Co. Ltd. (Information Technology)	30,828
9,986	Lite-On Technology Corp. (Information Technology)	22,778
333	Lotes Co. Ltd. (Information Technology)	9,410
8,504	Macronix International Co. Ltd. (Information Technology)	9,615
7,092	MediaTek, Inc. (Information Technology)	168,284
50,208	Mega Financial Holding Co. Ltd. (Financials)	54,872
1,002	Merida Industry Co. Ltd. (Consumer Discretionary)	5,919

Common Stocks – (continued)
Taiwan – (continued)
3,244	Micro-Star International Co. Ltd. (Information Technology)	14,586
327	momo.com, Inc. (Consumer Discretionary)	8,521
22,972	Nan Ya Plastics Corp. (Materials)	56,997
834	Nan Ya Printed Circuit Board Corp. (Information Technology)	6,432
5,441	Nanya Technology Corp. (Information Technology)	10,429
680	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	7,275
2,605	Novatek Microelectronics Corp. (Information Technology)	34,839
1,198	Oneness Biotech Co. Ltd. (Health Care)*	10,301
7,956	Pegatron Corp. (Information Technology)	17,756
1,069	PharmaEssentia Corp. (Health Care)*	17,682
803	Phison Electronics Corp. (Information Technology)	9,250
1,390	Polaris Group/Tw (Health Care)*	4,521
10,986	Pou Chen Corp. (Consumer Discretionary)	12,115
14,131	Powerchip Semiconductor Manufacturing Corp. (Information Technology)	15,444
3,114	Powertech Technology, Inc. (Information Technology)	9,004
2,571	President Chain Store Corp. (Consumer Staples)	22,529
12,750	Quanta Computer, Inc. (Information Technology)	33,518
2,117	Realtek Semiconductor Corp. (Information Technology)	26,402
8,638	Ruentex Development Co. Ltd. (Real Estate)	12,601
3,438	Ruentex Industries Ltd. (Consumer Discretionary)	7,628
21,122	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	33,032
64,149	Shin Kong Financial Holding Co. Ltd. (Financials)	18,717
160	Silicon Motion Technology Corp. ADR (Information Technology)	10,755
2,461	Sino-American Silicon Products, Inc. (Information Technology)	12,842
48,417	SinoPac Financial Holdings Co. Ltd. (Financials)	27,331
2,564	Standard Foods Corp. (Consumer Staples)	3,522
6,140	Synnex Technology International Corp. (Information Technology)	12,595
7,991	TA Chen Stainless Pipe (Materials)	11,408
52,694	Taishin Financial Holding Co. Ltd. (Financials)	28,449
28,197	Taiwan Business Bank (Financials)	13,326
30,183	Taiwan Cement Corp. (Materials)	38,782
45,490	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	39,788

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
3,645	Taiwan Fertilizer Co. Ltd. (Materials)	$6,879
10,626	Taiwan High Speed Rail Corp. (Industrials)	10,253
8,402	Taiwan Mobile Co. Ltd. (Communication Services)	26,638
118,698	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	1,990,669
9,811	Tatung Co. Ltd. (Industrials)*	10,787
7,665	Teco Electric and Machinery Co. Ltd. (Industrials)	7,736
2,223	Tripod Technology Corp. (Information Technology)	7,661
5,640	Unimicron Technology Corp. (Information Technology)	23,693
22,922	Uni-President Enterprises Corp. (Consumer Staples)	50,780
57,577	United Microelectronics Corp. (Information Technology)*	94,388
4,357	Vanguard International Semiconductor Corp. (Information Technology)	13,227
1,483	VisEra Technologies Co. Ltd. (Information Technology)	11,340
309	Voltronic Power Technology Corp. (Industrials)	16,277
14,268	Walsin Lihwa Corp. (Industrials)	26,504
1,518	Walsin Technology Corp. (Information Technology)	5,007
3,430	Wan Hai Lines Ltd. (Industrials)	8,961
1,571	Win Semiconductors Corp. (Information Technology)	8,765
13,273	Winbond Electronics Corp. (Information Technology)	10,041
12,927	Wistron Corp. (Information Technology)	14,064
387	Wiwynn Corp. (Information Technology)	12,307
7,512	WPG Holdings Ltd. (Information Technology)	12,154
1,578	Yageo Corp. (Information Technology)	27,863
8,562	Yang Ming Marine Transport Corp. (Industrials)	18,153
57,010	Yuanta Financial Holding Co. Ltd. (Financials)	42,566
2,383	Yulon Motor Co. Ltd. (Consumer Discretionary)	6,358
2,978	Zhen Ding Technology Holding Ltd. (Information Technology)	10,947

		4,830,175

Thailand – 2.3%
4,900	Advanced Info Service PCL NVDR (Communication Services)	28,007
19,730	Airports of Thailand PCL NVDR (Industrials)*	40,614
39,237	Asset World Corp. PCL NVDR (Consumer Discretionary)	6,550
4,264	B Grimm Power PCL NVDR (Utilities)	4,705
4,783	Bangkok Bank PCL NVDR (Financials)	22,128

Common Stocks – (continued)
Thailand – (continued)
8,481	Bangkok Commercial Asset Management PCL NVDR (Financials)	3,552
28,766	Bangkok Dusit Medical Services PCL NVDR (Health Care)	22,791
41,225	Bangkok Expressway & Metro PCL NVDR (Industrials)	10,790
2,450	Bangkok Life Assurance PCL NVDR (Financials)	2,201
19,640	Banpu PCL NVDR (Energy)	6,057
4,769	Berli Jucker PCL NVDR (Consumer Staples)	5,195
6,604	Beyond Securities PCL NVDR (Financials)*	2,018
37,715	BTS Group Holdings PCL NVDR (Industrials)	8,591
2,527	Bumrungrad Hospital PCL NVDR (Health Care)	15,087
1,716	Carabao Group PCL NVDR (Consumer Staples)	4,904
8,066	Central Pattana PCL NVDR (Real Estate)	16,033
15,515	Central Retail Corp. PCL NVDR (Consumer Discretionary)	19,645
17,397	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	10,928
3,951	Com7 PCL NVDR (Consumer Discretionary)	3,410
22,582	CP ALL PCL NVDR (Consumer Staples)	39,616
1,052	Electricity Generating PCL NVDR (Utilities)	5,090
7,122	Energy Absolute PCL NVDR (Utilities)	15,769
176	Fabrinet (Information Technology)*	21,449
3,151	Global Power Synergy PCL NVDR (Utilities)	6,063
20,546	Gulf Energy Development PCL NVDR (Utilities)	30,521
24,011	Home Product Center PCL NVDR (Consumer Discretionary)	9,512
9,794	Indorama Ventures PCL NVDR (Materials)	10,184
4,901	Intouch Holdings PCL NVDR (Communication Services)	9,811
49,747	IRPC PCL NVDR (Energy)	4,026
1,022	Jasmine Technology Solution PCL NVDR (Information Technology)*	1,193
2,800	Jay Mart PCL NVDR (Information Technology)	2,238
3,490	JMT Network Services PCL NVDR (Financials)	4,592
7,834	Kasikornbank PCL NVDR (Financials)	30,368
3,122	KCE Electronics PCL NVDR (Information Technology)	4,108
21,675	Krung Thai Bank PCL NVDR (Financials)	10,610
5,107	Krungthai Card PCL NVDR (Financials)	8,490
28,543	Land & Houses PCL NVDR (Real Estate)	7,915

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
14,903	Minor International PCL NVDR (Consumer Discretionary)*	$14,127
3,320	Muangthai Capital PCL NVDR (Financials)	3,288
5,461	Ngern Tid Lor PCL NVDR (Financials)	3,863
7,268	Osotspa PCL NVDR (Consumer Staples)	6,632
49,626	PSG Corp. PCL NVDR (Industrials)*	1,657
6,277	PTT Exploration & Production PCL NVDR (Energy)	26,642
9,947	PTT Global Chemical PCL NVDR (Materials)	13,299
13,419	PTT Oil & Retail Business PCL NVDR (Consumer Discretionary)	8,315
49,016	PTT PCL NVDR (Energy)	44,035
1,325	Ramkhamhaeng Hospital PCL NVDR (Health Care)	2,099
3,370	Ratch Group PCL NVDR (Utilities)	3,886
5,081	SCB X PCL NVDR (Financials)	14,952
5,775	SCG Packaging PCL NVDR (Materials)	8,497
1,978	Siam Cement PCL (The) NVDR (Materials)	18,302
6,235	Siam Global House PCL NVDR (Consumer Discretionary)	3,264
7,781	Siam Makro PCL NVDR (Consumer Staples)	8,862
3,905	Srisawad Corp. PCL NVDR (Financials)	5,967
15,917	STARK Corp. PCL NVDR (Industrials)*	1,072
35,867	Thai Beverage PCL (Consumer Staples)	17,052
19,198	Thai Life Insurance PCL NVDR (Financials)*	7,388
5,992	Thai Oil PCL NVDR (Energy)	8,562
12,671	Thai Union Group PCL NVDR (Consumer Staples)	5,701
1,702	Thonburi Healthcare Group PCL NVDR (Health Care)	3,359
2,289	Tisco Financial Group PCL NVDR (Financials)	6,671
200,954	TMBThanachart Bank PCL NVDR (Financials)	7,961
2,701	TOA Paint Thailand PCL NVDR (Materials)	2,484
1,883	Total Access Communication PCL NVDR (Communication Services)	2,784
96,273	True Corp. PCL NVDR (Communication Services)	13,893
28,561	VGI PCL NVDR (Communication Services)	3,524

		722,899

Turkey – 1.1%
612	AG Anadolu Grubu Holding AS (Industrials)	2,867
15,111	Akbank TAS (Financials)	14,007
618	Aksa Akrilik Kimya Sanayii AS (Consumer Discretionary)	2,998
925	Aksa Enerji Uretim AS (Utilities)	1,770

Common Stocks – (continued)
Turkey – (continued)
635	Alarko Holding AS (Industrials)	2,654
951	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	2,806
12	Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS, Class C (Industrials)	109
872	Arcelik AS (Consumer Discretionary)	5,515
2,867	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	8,383
682	Aydem Yenilenebilir Enerji AS (Utilities)*	601
352	Aygaz AS (Utilities)	1,443
381	Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi AS (Utilities)	327
3,092	Bera Holding AS (Industrials)	1,936
2,200	BIM Birlesik Magazalar AS (Consumer Staples)	15,883
126	Borusan Mannesmann Boru Sanayi ve Ticaret AS (Materials)*	550
32	Borusan Yatirim ve Pazarlama AS (Financials)	1,453
232	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS (Consumer Discretionary)	721
390	Can2 Termik AS (Utilities)*	1,375
12	Celebi Hava Servisi AS (Industrials)	334
259	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	1,708
338	Coca-Cola Icecek AS (Consumer Staples)	3,420
186	Deva Holding AS (Health Care)	481
4,573	Dogan Sirketler Grubu Holding AS (Consumer Discretionary)	2,270
58	Dogu Aras Enerji Yatirimlari AS (Utilities)	473
170	Dogus Otomotiv Servis ve Ticaret AS (Consumer Discretionary)	1,520
87	Eczacibasi Yatirim Holding Ortakligi AS (Industrials)	597
6	EGE Endustri VE Ticaret AS (Consumer Discretionary)	1,766
710	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Consumer Staples)	1,045
9,379	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	4,168
1,151	Enerjisa Enerji AS (Utilities)(a)	1,959
8,745	Enka Insaat ve Sanayi AS (Industrials)	15,156
8,232	Eregli Demir ve Celik Fabrikalari TAS (Materials)	19,229
158	Fenerbahce Futbol AS (Communication Services)*	446
308	Ford Otomotiv Sanayi AS (Consumer Discretionary)	8,991
422	GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS (Health Care)	1,168
153	Girisim Elektrik Taahhut Ticaret Ve Sanayi AS (Industrials)*	2,031
249	Gubre Fabrikalari TAS (Materials)*	3,056

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)
6,445	Haci Omer Sabanci Holding AS (Financials)	$14,878
5,076	Hektas Ticaret TAS (Materials)*	9,561
2,254	Is Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	1,239
638	Is Yatirim Menkul Degerler AS (Financials)	1,690
2,699	Izmir Demir Celik Sanayi AS (Materials)*	885
105	Jantsa Jant Sanayi Ve Ticaret AS (Industrials)	597
1,087	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (Materials)	1,179
196	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B (Materials)	210
3,632	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (Materials)	4,336
85	Kartonsan Karton Sanayi ve Ticaret AS (Materials)	366
435	Kiler Holding AS (Industrials)*	477
156	Kizilbuk Gayrimenkul Yatirim Ortakligi AS (Real Estate)*	187
2,403	KOC Holding AS (Industrials)	9,871
329	Kontrolmatik Enerji Ve Muhendislik AS (Industrials)	2,806
4	Konya Cimento Sanayii AS (Materials)*	750
311	Kordsa Teknik Tekstil AS (Consumer Discretionary)	1,348
4,683	Koza Altin Isletmeleri AS (Materials)	6,067
903	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	2,183
365	Logo Yazilim Sanayi Ve Ticaret AS (Information Technology)	1,048
468	Migros Ticaret AS (Consumer Staples)*	3,585
369	MLP Saglik Hizmetleri AS (Health Care)*(a)	1,514
5,410	ODAS Elektrik Uretim ve Sanayi Ticaret AS (Utilities)*	2,155
41	Otokar Otomotiv Ve Savunma Sanayi A.S. (Industrials)	2,065
1,489	Oyak Cimento Fabrikalari AS (Materials)*	3,999
439	Oyak Yatirim Menkul Degerler AS (Financials)	902
204	Pegasus Hava Tasimaciligi AS (Industrials)*	5,488
747	Penta Teknoloji Urunleri Dagitim Ticaret AS (Information Technology)*	1,551
4,972	Petkim Petrokimya Holding AS (Materials)*	4,429
277	Qua Granite Hayal (Industrials)*	1,096
1,544	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS (Industrials)	2,736
2,175	Sasa Polyester Sanayi AS (Materials)*	12,673
573	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care)	1,189

Common Stocks – (continued)
Turkey – (continued)
2,934	Sinpas Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	482
372	Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS (Information Technology)*	1,545
1,266	Sok Marketler Ticaret AS (Consumer Staples)*	1,713
849	TAV Havalimanlari Holding AS (Industrials)*	3,371
892	Tekfen Holding AS (Industrials)	1,701
597	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	5,420
879	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	721
3,421	Turk Hava Yollari AO (Industrials)*	26,021
150	Turk Prysmian Kablo ve Sistemleri AS (Industrials)	239
2,446	Turk Telekomunikasyon AS (Communication Services)	2,332
65	Turk Traktor ve Ziraat Makineleri AS (Industrials)	1,949
5,788	Turkcell Iletisim Hizmetleri AS (Communication Services)	9,786
3,018	Turkiye Halk Bankasi AS (Financials)*	1,842
16,855	Turkiye Is Bankasi AS, Class C (Financials)	10,142
721	Turkiye Petrol Rafinerileri AS (Energy)*	22,651
1,004	Turkiye Sigorta AS (Financials)	527
4,986	Turkiye Sinai Kalkinma Bankasi AS (Financials)*	1,048
6,403	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	16,008
5,551	Turkiye Vakiflar Bankasi TAO, Class D (Financials)*	2,837
880	Ulker Biskuvi Sanayi AS (Consumer Staples)*	1,435
133	Verusa Holding AS (Financials)	772
1,245	Vestel Beyaz Esya Sanayi ve Ticaret AS (Consumer Discretionary)	814
439	Vestel Elektronik Sanayi ve Ticaret AS (Consumer Discretionary)*	1,302
12,869	Yapi ve Kredi Bankasi AS (Financials)	6,823
346	Yayla Agro Gida Sanayi VE Nakliyat AS (Consumer Staples)*	588
4,361	Ziraat Gayrimenkul Yatirim Ortakligi AS (Real Estate)	1,162
2,751	Zorlu Enerji Elektrik Uretim AS (Utilities)*	755

		362,262

United Arab Emirates – 2.5%
13,556	Abu Dhabi Commercial Bank PJSC (Financials)	30,929
7,669	Abu Dhabi National Energy Co. PJSC (Utilities)	7,037

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Arab Emirates – (continued)
14,099	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	$16,583
8,632	ADNOC Drilling Co. PJSC (Energy)	7,779
17,376	Aldar Properties PJSC (Real Estate)	22,235
6,753	Alpha Dhabi Holding PJSC (Industrials)*	39,494
14,841	Borouge PLC (Materials)	10,304
43,850	Dubai Electricity & Water Authority PJSC (Utilities)	28,415
14,205	Dubai Islamic Bank PJSC (Financials)	22,200
33,581	Emaar Properties PJSC (Real Estate)	51,201
11,976	Emirates NBD Bank PJSC (Financials)	44,345
16,949	Emirates Telecommunications Group Co. PJSC (Communication Services)	117,674
21,531	First Abu Dhabi Bank PJSC (Financials)	82,540
2,817	International Holding Co. PJSC (Industrials)*	303,034

		783,770

United States – 0.0%
3,399	JBS SA (Consumer Staples)	12,494

TOTAL COMMON STOCKS
(Cost $28,885,534)		$30,869,753

Shares	Description	Rate	Value

Preferred Stocks – 2.1%
Brazil – 1.2%
1,182	Alpargatas SA (Consumer Discretionary)*	2.09%	$2,135
25,279	Banco Bradesco SA (Financials)	7.83	63,334
1,237	Bradespar SA (Materials)	11.30	6,554
943	Braskem SA, Class A (Materials)	8.06	3,634
1,183	Centrais Eletricas Brasileiras SA, Class B (Utilities)	4.58	8,151
6,989	Cia Energetica de Minas Gerais (Utilities)	13.12	14,030
5,325	Gerdau SA (Materials)	12.13	29,202
23,485	Itau Unibanco Holding SA (Financials)	4.13	114,395
25,168	Itausa SA (Financials)	6.04	39,675
22,244	Petroleo Brasileiro SA (Energy)	42.48	107,541
4,737	Raizen SA (Energy)	5.12	2,794
2,397	Usinas Siderurgicas de Minas Gerais SA Usiminas (Materials)	8.82	3,136

			394,581

Chile – 0.2%
696	Sociedad Quimica y Minera de Chile SA, Class B (Materials)	9.59	61,870

Preferred Stocks – (continued)
Colombia – 0.1%
2,217	Bancolombia SA (Financials)	10.16%	14,112

Russia – 0.0%(b)
4,252	Sberbank of Russia PJSC (Financials)*	0.00	—
31,665	Surgutneftegas PJSC (Energy)	17.05	—
640	Tatneft PJSC (Energy)	11.81	—

			—

South Korea – 0.6%
174	Hyundai Motor Co. (Consumer Discretionary)	7.63	12,373
109	Hyundai Motor Co. (Consumer Discretionary)	7.67	7,595
38	LG Chem Ltd. (Materials)	3.32	8,443
90	LG Electronics, Inc. (Consumer Discretionary)	1.59	3,231
4,009	Samsung Electronics Co. Ltd. (Information Technology)	2.69	161,784

			193,426

TOTAL PREFERRED STOCKS
(Cost $674,411)			$663,989

Units	Description	Expiration Month	Value

Right – 0.0%
Taiwan – 0.0%
2,549	SinoPac Financial Holdings Co. Ltd.*	3/23	$—
(Cost $0)

Shares	Description	Value

Exchange-Traded Fund – 0.9%
United States – 0.9%
12,873	iShares MSCI Malaysia ETF
(Cost $302,162)		$279,859

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $29,862,107)		$31,813,601

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
134,788	4.475%	$134,788
(Cost $134,788)

TOTAL INVESTMENTS – 100.2%
(Cost $29,996,895)		$31,948,389

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(69,271)

NET ASSETS – 100.0%		$31,879,118

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	21.5%
Information Technology	19.3
Consumer Discretionary	12.8
Communication Services	9.3
Materials	8.6
Industrials	7.5
Consumer Staples	5.9
Energy	5.8
Health Care	3.6
Utilities	2.6
Real Estate	1.8
Exchange-Traded Fund	0.9
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.1%
Australia – 8.4%
14,509	AGL Energy Ltd. (Utilities)	$67,511
14,381	Allkem Ltd. (Materials)*	110,070
63,187	Alumina Ltd. (Materials)	64,128
73,129	AMP Ltd. (Financials)*	51,041
5,833	Ampol Ltd. (Energy)	129,648
70,210	ANZ Group Holdings Ltd. (Financials)	1,167,082
28,941	APA Group (Utilities)	209,411
15,005	Aristocrat Leisure Ltd. (Consumer Discretionary)	369,735
4,693	ASX Ltd. (Financials)	215,328
34,748	Atlas Arteria Ltd. (Industrials)	160,277
45,053	Aurizon Holdings Ltd. (Industrials)	100,563
124,237	BHP Group Ltd. (Materials)	3,786,822
11,355	BlueScope Steel Ltd. (Materials)	145,947
34,055	Brambles Ltd. (Industrials)	295,560
8,142	carsales.com Ltd. (Communication Services)	124,581
10,649	Charter Hall Group REIT (Real Estate)	95,581
1,608	Cochlear Ltd. (Health Care)	240,965
31,833	Coles Group Ltd. (Consumer Staples)	390,263
41,275	Commonwealth Bank of Australia (Financials)	2,802,586
26,190	Dexus REIT (Real Estate)	148,884
1,538	Domino’s Pizza Enterprises Ltd. (Consumer Discretionary)	51,816
3,866	EBOS Group Ltd. (Health Care)	106,274
33,291	Endeavour Group Ltd. (Consumer Staples)	153,332
44,201	Evolution Mining Ltd. (Materials)	81,075
4,277	Flutter Entertainment PLC (Consumer Discretionary)*	691,023
43,938	Fortescue Metals Group Ltd. (Materials)	634,073
248,798	Glencore PLC (Materials)	1,492,030
40,515	Goodman Group REIT (Real Estate)	542,601
46,867	GPT Group (The) REIT (Real Estate)	148,858
5,098	IDP Education Ltd. (Consumer Discretionary)	98,666
18,119	IGO Ltd. (Materials)	160,430
60,084	Insurance Australia Group Ltd. (Financials)	188,407
16,884	Lendlease Corp. Ltd. (Real Estate)	86,987
53,664	Lottery Corp. Ltd. (The) (Consumer Discretionary)*	187,817
22,034	Lynas Rare Earths Ltd. (Materials)*	121,841
9,003	Macquarie Group Ltd. (Financials)	1,150,609
67,499	Medibank Pvt Ltd. (Financials)	152,030
3,992	Mineral Resources Ltd. (Materials)	222,252
96,357	Mirvac Group REIT (Real Estate)	147,501
77,305	National Australia Bank Ltd. (Financials)	1,563,919
21,847	Newcrest Mining Ltd. (Materials)	332,071
28,021	Northern Star Resources Ltd. (Materials)	195,951

Common Stocks – (continued)
Australia – (continued)
11,101	Orica Ltd. (Materials)	121,273
41,867	Origin Energy Ltd. (Utilities)	226,146
7,458	OZ Minerals Ltd. (Materials)	141,072
61,982	Pilbara Minerals Ltd. (Materials)*	174,296
44,215	Qantas Airways Ltd. (Industrials)*	191,421
36,263	QBE Insurance Group Ltd. (Financials)	368,766
4,551	Ramsay Health Care Ltd. (Health Care)	207,309
1,230	REA Group Ltd. (Communication Services)	101,915
8,324	Reece Ltd. (Industrials)	92,844
9,106	Rio Tinto Ltd. (Materials)	716,796
26,176	Rio Tinto PLC (Materials)	1,810,131
81,233	Santos Ltd. (Energy)	383,456
127,157	Scentre Group REIT (Real Estate)	255,530
8,301	SEEK Ltd. (Communication Services)	135,354
4,377	Seven Group Holdings Ltd. (Industrials)	72,256
11,255	Sonic Healthcare Ltd. (Health Care)	244,468
108,250	South32 Ltd. (Materials)	316,813
52,933	Stockland REIT (Real Estate)	137,070
30,929	Suncorp Group Ltd. (Financials)	268,012
282,727	Telstra Group Ltd. (Communication Services)	793,133
10,487	TPG Telecom Ltd. (Communication Services)	35,855
75,299	Transurban Group (Industrials)	720,031
17,682	Treasury Wine Estates Ltd. (Consumer Staples)	167,053
93,704	Vicinity Ltd. REIT (Real Estate)	128,906
5,424	Washington H Soul Pattinson & Co. Ltd. (Energy)	106,658
27,780	Wesfarmers Ltd. (Consumer Discretionary)	903,702
85,909	Westpac Banking Corp. (Financials)	1,305,225
19,876	Whitehaven Coal Ltd. (Energy)	96,906
4,284	WiseTech Global Ltd. (Information Technology)	182,002
46,578	Woodside Energy Group Ltd. (Energy)	1,127,929
29,812	Woolworths Group Ltd. (Consumer Staples)	742,230

		31,460,104

Austria – 0.4%
6,405	ams-OSRAM AG (Information Technology)*	50,147
1,767	ANDRITZ AG (Industrials)	109,530
2,023	BAWAG Group AG (Financials)*(a)	126,471
930	CA Immobilien Anlagen AG (Real Estate)	26,629
8,534	Erste Group Bank AG (Financials)	336,491
867	EVN AG (Utilities)	19,079
344	Mayr Melnhof Karton AG (Materials)	58,005
11,903	Mondi PLC (Materials)	201,241
3,493	OMV AG (Energy)	170,806

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Austria – (continued)
3,325	Raiffeisen Bank International AG (Financials)*	$55,713
793	Verbund AG (Utilities)	69,044
880	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	24,684
2,725	voestalpine AG (Materials)	101,203
2,593	Wienerberger AG (Materials)	81,066

		1,430,109

Belgium – 0.9%
542	Ackermans & van Haaren NV (Industrials)	92,139
4,219	Ageas SA/NV (Financials)	191,185
17,937	Anheuser-Busch InBev SA/NV (Consumer Staples)	1,088,640
1,711	Azelis Group NV (Industrials)	43,476
540	D’ieteren Group (Consumer Discretionary)	105,085
704	Elia Group SA/NV (Utilities)	93,175
1,237	Etablissements Franz Colruyt NV (Consumer Staples)	33,570
2,457	Groupe Bruxelles Lambert NV (Financials)	207,201
6,876	KBC Group NV (Financials)	515,544
3,482	Proximus SADP (Communication Services)	32,200
370	Sofina SA (Financials)	92,760
1,738	Solvay SA (Materials)	199,521
2,965	UCB SA (Health Care)	255,890
4,951	Umicore SA (Materials)	165,759
3,916	Warehouses De Pauw CVA REIT (Real Estate)	120,269

		3,236,414

Brazil – 0.0%
3,985	Yara International ASA (Materials)	190,304

Chile – 0.0%
8,485	Antofagasta PLC (Materials)	161,276

China – 1.1%
99,990	Alibaba Health Information Technology Ltd. (Consumer Discretionary)*	71,335
40,897	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(a)	122,438
15,687	BYD Electronic International Co. Ltd. (Information Technology)	45,665
78,117	China Evergrande New Energy Vehicle Group Ltd. (Health Care)*(b)	—
52,491	China Gas Holdings Ltd. (Utilities)	73,292
73,649	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	323,701
42,845	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	82,966
205,483	CSPC Pharmaceutical Group Ltd. (Health Care)	220,679

Common Stocks – (continued)
China – (continued)
57,877	ESR Group Ltd. (Real Estate)(a)	98,360
52,145	Fosun International Ltd. (Industrials)	42,649
146,450	Geely Automobile Holdings Ltd. (Consumer Discretionary)	189,931
6,347	NXP Semiconductors NV (Information Technology)	1,132,813
19,397	Prosus NV (Consumer Discretionary)*	1,397,150
28,068	Shimao Group Holdings Ltd. (Real Estate)*(b)	7,902
23,504	Wharf Holdings Ltd. (The) (Real Estate)	52,042
44,188	Wilmar International Ltd. (Consumer Staples)	129,332
38,765	Xinyi Glass Holdings Ltd. (Industrials)	72,399
72,356	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	69,338

		4,131,992

Denmark – 2.8%
66	AP Moller – Maersk A/S, Class A (Industrials)	151,599
111	AP Moller – Maersk A/S, Class B (Industrials)	259,548
2,255	Carlsberg AS, Class B (Consumer Staples)	319,967
2,523	Chr Hansen Holding A/S (Materials)	175,402
2,999	Coloplast A/S, Class B (Health Care)	347,761
16,607	Danske Bank A/S (Financials)	386,779
2,211	Demant A/S (Health Care)*	66,443
4,287	DSV A/S (Industrials)	782,509
1,588	Genmab A/S (Health Care)*	599,177
39,507	Novo Nordisk A/S, Class B (Health Care)	5,607,990
4,971	Novozymes A/S, Class B (Materials)	240,263
4,383	Orsted AS (Utilities)(a)	384,215
2,196	Pandora A/S (Consumer Discretionary)	208,836
8,315	Tryg A/S (Financials)	184,771
24,036	Vestas Wind Systems A/S (Industrials)	687,036

		10,402,296

Faroe Islands – 0.0%
1,217	Bakkafrost P/F (Consumer Staples)	80,219

Finland – 1.3%
3,608	Elisa OYJ (Communication Services)	205,548
10,609	Fortum OYJ (Utilities)	162,687
2,331	Huhtamaki OYJ (Materials)	82,541
5,916	Kesko OYJ, Class B (Consumer Staples)	129,055
8,669	Kone OYJ, Class B (Industrials)	451,859
16,982	Metso Outotec OYJ (Industrials)	181,535
11,615	Neste OYJ (Energy)	562,796
127,948	Nokia OYJ (Information Technology)	594,250
79,995	Nordea Bank Abp (Financials)	1,015,811

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Finland – (continued)
2,509	Orion OYJ, Class B (Health Care)	$118,538
11,687	Sampo OYJ, Class A (Financials)	570,623
14,182	Stora Enso OYJ, Class R (Materials)	201,461
12,947	UPM-Kymmene OYJ (Materials)	471,087
13,499	Wartsila OYJ Abp (Industrials)	131,075

		4,878,866

France – 9.4%
11,332	Adevinta ASA (Communication Services)*	85,100
689	Aeroports de Paris (Industrials)*	100,433
12,786	Air Liquide SA (Materials)	2,041,527
14,324	Airbus SE (Industrials)	1,883,939
56,008	AXA SA (Financials)	1,772,986
1,158	BioMerieux (Health Care)	113,890
27,577	BNP Paribas SA (Financials)	1,934,585
19,279	Bollore SE (Communication Services)	108,156
6,837	Bouygues SA (Industrials)	232,311
4,008	Capgemini SE (Information Technology)	755,949
14,303	Carrefour SA (Consumer Staples)	283,800
10,346	Cie de Saint-Gobain (Industrials)	618,049
17,520	Cie Generale des Etablissements Michelin (Consumer Discretionary)	552,475
35,085	Credit Agricole SA (Financials)	430,195
15,840	Danone SA (Consumer Staples)	894,343
16,621	Dassault Systemes (Information Technology)	644,780
42,509	Engie SA (Utilities)	623,738
7,462	EssilorLuxottica SA (Health Care)	1,300,972
834	Hermes International (Consumer Discretionary)	1,517,287
1,740	Kering (Consumer Discretionary)	1,024,125
5,920	L’Oreal SA (Consumer Staples)	2,354,939
6,415	Legrand SA (Industrials)	595,952
6,316	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	5,284,818
50,231	Orange SA (Communication Services)	574,890
4,908	Pernod Ricard SA (Consumer Staples)	1,029,016
9,287	Safran SA (Industrials)	1,319,354
592	Sartorius Stedim Biotech (Health Care)	193,807
20,278	Societe Generale SA (Financials)	587,512
2,039	Sodexo SA (Consumer Discretionary)	189,726
1,422	Teleperformance (Industrials)	370,976
2,603	Thales SA (Industrials)	364,936
60,395	TotalEnergies SE (Energy)	3,751,346
13,841	Vinci SA (Industrials)	1,582,917
5,381	Worldline SA (Information Technology)*(a)	225,523

		35,344,352

Germany – 7.2%
3,696	adidas AG (Consumer Discretionary)	555,252
9,591	Allianz SE (Financials)	2,259,545
22,533	BASF SE (Materials)	1,158,371

Common Stocks – (continued)
Germany – (continued)
23,267	Bayer AG (Health Care)	1,388,937
7,872	Bayerische Motoren Werke AG (Consumer Discretionary)	816,042
2,401	Beiersdorf AG (Consumer Staples)	287,728
2,208	BioNTech SE ADR (Health Care)	285,907
900	Carl Zeiss Meditec AG (Health Care)	120,547
2,650	Continental AG (Consumer Discretionary)	191,102
4,598	Covestro AG (Materials)(a)	203,093
9,527	Daimler Truck Holding AG (Industrials)*	303,253
45,579	Deutsche Bank AG (Financials)	570,371
4,498	Deutsche Boerse AG (Financials)	787,072
24,157	Deutsche Post AG (Industrials)	1,027,815
79,555	Deutsche Telekom AG (Communication Services)	1,791,557
52,292	E.ON SE (Utilities)	573,689
4,679	Evonik Industries AG (Materials)	100,383
4,883	Fresenius Medical Care AG & Co. KGaA (Health Care)	191,187
9,759	Fresenius SE & Co. KGaA (Health Care)	269,395
1,472	Hannover Rueck SE (Financials)	286,766
595	Hapag-Lloyd AG (Industrials)(a)(c)	170,622
3,549	HeidelbergCement AG (Materials)	245,093
2,473	Henkel AG & Co. KGaA (Consumer Staples)	171,650
30,073	Infineon Technologies AG (Information Technology)	1,068,875
1,621	Knorr-Bremse AG (Industrials)	110,743
20,273	Mercedes-Benz Group AG (Consumer Discretionary)	1,561,941
3,171	Merck KGaA (Health Care)	603,127
1,275	MTU Aero Engines AG (Industrials)	308,964
3,436	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	1,188,269
2,468	Puma SE (Consumer Discretionary)	158,086
15,335	RWE AG (Utilities)	654,414
25,433	SAP SE (Information Technology)	2,898,919
19,602	Siemens AG (Industrials)	3,008,014
10,686	Siemens Energy AG (Industrials)*(c)	214,978
6,799	Siemens Healthineers AG (Health Care)(a)	356,047
3,156	Symrise AG (Materials)	323,984
1,317	Talanx AG (Financials)	63,074
19,251	Telefonica Deutschland Holding AG (Communication Services)	58,613
1,903	Vantage Towers AG (Communication Services)	68,616
702	Volkswagen AG (Consumer Discretionary)	125,667
18,542	Vonovia SE (Real Estate)	468,982
5,729	Zalando SE (Consumer Discretionary)*(a)	228,443

		27,225,133

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Guatemala – 0.0%
3,896	Millicom International Cellular SA SDR (Communication Services)*	$77,183

Hong Kong – 2.6%
288,688	AIA Group Ltd. (Financials)	3,061,759
23,722	Cathay Pacific Airways Ltd. (Industrials)*	23,331
39,063	CK Asset Holdings Ltd. (Real Estate)	244,844
14,896	CK Infrastructure Holdings Ltd. (Utilities)	78,565
46,333	CLP Holdings Ltd. (Utilities)	327,893
1,943	Futu Holdings Ltd. ADR (Financials)*	95,615
42,798	Hang Lung Properties Ltd. (Real Estate)	82,548
17,748	Hang Seng Bank Ltd. (Financials)	288,508
32,220	Henderson Land Development Co. Ltd. (Real Estate)	113,085
55,766	HK Electric Investments & HK Electric Investments Ltd. (Utilities)(c)	35,664
83,538	HKT Trust & HKT Ltd. (Communication Services)	108,553
266,172	Hong Kong & China Gas Co. Ltd. (Utilities)	250,251
31,078	Hong Kong Exchanges & Clearing Ltd. (Financials)	1,245,575
27,061	Hongkong Land Holdings Ltd. (Real Estate)	123,669
4,829	Jardine Matheson Holdings Ltd. (Industrials)	239,132
52,164	Link REIT (Real Estate)	342,909
38,365	MTR Corp. Ltd. (Industrials)	193,303
33,558	New World Development Co. Ltd. (Real Estate)	91,275
33,445	Power Assets Holdings Ltd. (Utilities)	178,953
67,385	Prudential PLC (Financials)	1,035,654
240,486	Sino Biopharmaceutical Ltd. (Health Care)	124,080
82,901	Sino Land Co. Ltd. (Real Estate)	106,247
35,645	Sun Hung Kai Properties Ltd. (Real Estate)	486,801
10,363	Swire Pacific Ltd., Class A (Real Estate)	84,494
19,037	Swire Pacific Ltd., Class B (Real Estate)	24,058
25,810	Swire Properties Ltd. (Real Estate)	67,899
33,780	Techtronic Industries Co. Ltd. (Industrials)	335,885
185,308	WH Group Ltd. (Consumer Staples)(a)	107,651
36,138	Wharf Real Estate Investment Co. Ltd. (Real Estate)	197,966

		9,696,167

Ireland – 0.6%
3,147	AerCap Holdings NV (Industrials)*	196,499
18,269	CRH PLC (Materials)	862,543
3,833	Kerry Group PLC, Class A (Consumer Staples)	368,361

Common Stocks – (continued)
Ireland – (continued)
3,751	Kingspan Group PLC (Industrials)	244,962
4,816	Ryanair Holdings PLC ADR (Industrials)*	446,780
6,280	Smurfit Kappa Group PLC (Materials)	235,562

		2,354,707

Israel – 0.8%
1,594	Airport City Ltd. (Real Estate)*	21,067
3,741	Alony Hetz Properties & Investments Ltd. (Real Estate)	32,576
5,270	Amot Investments Ltd. (Real Estate)	26,112
941	Ashtrom Group Ltd. (Industrials)	14,425
897	Azrieli Group Ltd. (Real Estate)	50,338
29,023	Bank Hapoalim BM (Financials)	242,957
36,728	Bank Leumi Le-Israel BM (Financials)	285,841
49,720	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	68,843
327	Big Shopping Centers Ltd. (Real Estate)*(c)	28,367
2,464	Check Point Software Technologies Ltd. (Information Technology)*	304,846
232	Delek Group Ltd. (Energy)*	21,828
608	Elbit Systems Ltd. (Industrials)	103,092
227	Elco Ltd. (Industrials)	8,377
6,331	Energix-Renewable Energies Ltd. (Utilities)	17,418
2,452	Enlight Renewable Energy Ltd. (Utilities)*	40,119
160	Fattal Holdings 1998 Ltd. (Consumer Discretionary)*	13,324
1,271	First International Bank Of Israel Ltd. (The) (Financials)	45,057
192	Fox Wizel Ltd. (Consumer Discretionary)	15,269
700	Gav-Yam Lands Corp. Ltd. (Real Estate)	5,003
1,970	Global-e Online Ltd. (Consumer Discretionary)*	55,751
2,719	Harel Insurance Investments & Financial Services Ltd. (Financials)	22,888
17,703	ICL Group Ltd. (Materials)	128,714
96	Israel Corp. Ltd. (Materials)	32,771
28,967	Israel Discount Bank Ltd., Class A (Financials)	137,500
1,594	JFrog Ltd. (Information Technology)*	36,662
1,219	Kornit Digital Ltd. (Industrials)*	24,990
794	Matrix IT Ltd. (Information Technology)	14,532
1,175	Maytronics Ltd. (Consumer Discretionary)	14,153
564	Melisron Ltd. (Real Estate)	33,750
15,532	Mivne Real Estate KD Ltd. (Real Estate)	40,159
3,686	Mizrahi Tefahot Bank Ltd. (Financials)	109,682

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
1,137	Mobileye Global, Inc., Class A (Consumer Discretionary)*(c)	$44,923
1,559	Nice Ltd. (Information Technology)*	322,640
657	Nova Ltd. (Information Technology)*	59,981
2,590	OPC Energy Ltd. (Utilities)*	20,965
4,003	Phoenix Holdings Ltd. (The) (Financials)	38,233
2,218	Plus500 Ltd. (Financials)	48,200
3,480	Shapir Engineering and Industry Ltd. (Industrials)	22,959
6,401	Shikun & Binui Ltd. (Industrials)*	14,603
6,506	Shufersal Ltd. (Consumer Staples)	33,590
1,222	Strauss Group Ltd. (Consumer Staples)	27,832
27,087	Teva Pharmaceutical Industries Ltd. (Health Care)*	269,313
2,681	Tower Semiconductor Ltd. (Information Technology)*	109,647
1,363	Wix.com Ltd. (Information Technology)*	123,392
1,978	ZIM Integrated Shipping Services Ltd. (Industrials)(c)	46,800

		3,179,489

Italy – 2.2%
37,817	A2A SpA (Utilities)	55,966
3,044	Amplifon SpA (Health Care)	88,387
27,372	Assicurazioni Generali SpA (Financials)	543,114
4,681	Banca Mediolanum SpA (Financials)	45,552
13,024	Davide Campari-Milano NV (Consumer Staples)	146,338
552	DiaSorin SpA (Health Care)	66,823
190,586	Enel SpA (Utilities)	1,074,654
59,609	Eni SpA (Energy)	844,937
3,285	Ferrari NV (Consumer Discretionary)	854,562
14,968	FinecoBank Banca Fineco SpA (Financials)	259,533
20,851	Hera SpA (Utilities)	55,790
8,395	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	92,768
1,757	Interpump Group SpA (Industrials)	96,798
413,108	Intesa Sanpaolo SpA (Financials)	1,122,196
9,684	Leonardo SpA (Industrials)	109,015
15,213	Mediobanca Banca di Credito Finanziario SpA (Financials)	162,947
4,821	Moncler SpA (Consumer Discretionary)	295,512
15,269	Nexi SpA (Information Technology)*(a)	123,907
9,624	Pirelli & C SpA (Consumer Discretionary)(a)	49,215
11,324	Poste Italiane SpA (Financials)(a)	122,493
12,570	PRADA SpA (Consumer Discretionary)	85,033
6,274	Prysmian SpA (Industrials)	241,991

Common Stocks – (continued)
Italy – (continued)
2,391	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	101,781
50,287	Snam SpA (Utilities)	247,768
811	Stevanato Group SpA (Health Care)	17,639
247,015	Telecom Italia SpA (Communication Services)*	80,998
147,878	Telecom Italia SpA-RSP (Communication Services)*	47,675
34,516	Terna – Rete Elettrica Nazionale (Utilities)	260,915
44,783	UniCredit SpA (Financials)	918,883
10,437	UnipolSai Assicurazioni SpA (Financials)	26,631

		8,239,821

Japan – 22.5%
758	ABC-Mart, Inc. (Consumer Discretionary)	37,339
9,307	Acom Co. Ltd. (Financials)	22,889
4,492	Advantest Corp. (Information Technology)	356,484
18,031	Aeon Co. Ltd. (Consumer Staples)	336,224
2,257	Aeon Mall Co. Ltd. (Real Estate)	29,460
4,767	AGC, Inc. (Industrials)	176,381
4,837	Air Water, Inc. (Materials)	58,130
3,797	Aisin Corp. (Consumer Discretionary)	103,974
12,866	Ajinomoto Co., Inc. (Consumer Staples)	379,515
4,336	Alfresa Holdings Corp. (Health Care)	52,396
8,280	Amada Co. Ltd. (Industrials)	75,314
10,689	ANA Holdings, Inc. (Industrials)*(c)	216,856
11,856	Asahi Group Holdings Ltd. (Consumer Staples)	419,179
5,371	Asahi Intecc Co. Ltd. (Health Care)	91,478
32,511	Asahi Kasei Corp. (Materials)	226,693
44,458	Astellas Pharma, Inc. (Health Care)	626,325
3,139	Azbil Corp. (Information Technology)	81,577
4,601	Bandai Namco Holdings, Inc. (Consumer Discretionary)	284,204
3,230	BayCurrent Consulting, Inc. (Industrials)	126,862
1,823	Benefit One, Inc. (Industrials)	27,944
13,796	Bridgestone Corp. (Consumer Discretionary)	529,194
5,981	Brother Industries Ltd. (Information Technology)	87,949
1,933	Calbee, Inc. (Consumer Staples)	38,329
24,301	Canon, Inc. (Information Technology)	524,590
4,002	Capcom Co. Ltd. (Communication Services)	125,893
5,210	Casio Computer Co. Ltd. (Consumer Discretionary)	51,062
4,175	Central Japan Railway Co. (Industrials)	469,253
16,281	Chiba Bank Ltd. (The) (Financials)	119,166
17,871	Chubu Electric Power Co., Inc. (Utilities)	185,250

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
15,631	Chugai Pharmaceutical Co. Ltd. (Health Care)	$389,470
7,661	Chugoku Electric Power Co., Inc. (The) (Utilities)	37,738
2,966	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	31,224
26,305	Concordia Financial Group Ltd. (Financials)	112,972
456	Cosmos Pharmaceutical Corp. (Consumer Staples)	41,779
10,103	CyberAgent, Inc. (Communication Services)	86,482
5,695	Dai Nippon Printing Co. Ltd. (Industrials)	152,603
2,823	Daifuku Co. Ltd. (Industrials)	153,984
23,867	Dai-ichi Life Holdings, Inc. (Financials)	508,739
46,386	Daiichi Sankyo Co. Ltd. (Health Care)	1,458,512
6,512	Daikin Industries Ltd. (Industrials)	1,116,049
1,462	Daito Trust Construction Co. Ltd. (Real Estate)	137,705
14,973	Daiwa House Industry Co. Ltd. (Real Estate)	345,484
53	Daiwa House REIT Investment Corp. REIT (Real Estate)	109,373
33,634	Daiwa Securities Group, Inc. (Financials)	160,744
10,526	Denso Corp. (Consumer Discretionary)	559,393
4,339	Dentsu Group, Inc. (Communication Services)	139,202
699	Disco Corp. (Information Technology)	219,119
8,366	East Japan Railway Co. (Industrials)	424,150
2,243	Ebara Corp. (Industrials)	95,342
6,809	Eisai Co. Ltd. (Health Care)	367,506
4,051	Electric Power Development Co. Ltd. (Utilities)	64,654
71,071	ENEOS Holdings, Inc. (Energy)	245,382
4,644	FANUC Corp. (Industrials)	789,939
4,095	Fast Retailing Co. Ltd. (Consumer Discretionary)	808,688
2,634	Food & Life Cos. Ltd. (Consumer Discretionary)	66,713
3,200	Fuji Electric Co. Ltd. (Industrials)	123,569
9,168	FUJIFILM Holdings Corp. (Information Technology)	427,658
4,588	Fujitsu Ltd. (Information Technology)	590,109
4,166	Fukuoka Financial Group, Inc. (Financials)	92,975
112	GLP J REIT (Real Estate)	117,661
1,070	GMO Payment Gateway, Inc. (Information Technology)	87,900
5,376	Hakuhodo DY Holdings, Inc. (Communication Services)	59,911
3,454	Hamamatsu Photonics KK (Information Technology)	169,385

Common Stocks – (continued)
Japan – (continued)
5,635	Hankyu Hanshin Holdings, Inc. (Industrials)	160,303
1,283	Harmonic Drive Systems, Inc. (Industrials)	45,541
6,104	Haseko Corp. (Consumer Discretionary)	70,040
540	Hikari Tsushin, Inc. (Consumer Discretionary)	78,375
6,598	Hino Motors Ltd. (Industrials)*	26,835
736	Hirose Electric Co. Ltd. (Information Technology)	89,964
1,599	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	44,842
2,515	Hitachi Construction Machinery Co. Ltd. (Industrials)	56,221
22,049	Hitachi Ltd. (Industrials)	1,115,278
38,640	Honda Motor Co. Ltd. (Consumer Discretionary)	1,004,756
2,589	Hoshizaki Corp. (Industrials)	91,707
8,527	Hoya Corp. (Health Care)	843,216
11,654	Hulic Co. Ltd. (Real Estate)	92,743
2,885	Ibiden Co. Ltd. (Information Technology)	99,015
5,132	Idemitsu Kosan Co. Ltd. (Energy)	114,346
3,504	IHI Corp. (Industrials)	90,934
3,564	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	59,210
22,307	Inpex Corp. (Energy)	234,673
8,237	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	84,115
14,494	Isuzu Motors Ltd. (Consumer Discretionary)	173,334
1,358	Ito En Ltd. (Consumer Staples)	45,760
35,548	ITOCHU Corp. (Industrials)	1,061,886
2,085	Itochu Techno-Solutions Corp. (Information Technology)	46,379
6,022	J Front Retailing Co. Ltd. (Consumer Discretionary)(c)	55,881
10,359	Japan Airlines Co. Ltd. (Industrials)*	194,989
12,837	Japan Exchange Group, Inc. (Financials)	191,497
171	Japan Metropolitan Fund Invest REIT (Real Estate)	128,424
9,791	Japan Post Bank Co. Ltd. (Financials)(c)	84,530
52,331	Japan Post Holdings Co. Ltd. (Financials)	464,857
4,707	Japan Post Insurance Co. Ltd. (Financials)	81,620
27,018	Japan Tobacco, Inc. (Consumer Staples)	549,325
12,166	JFE Holdings, Inc. (Materials)	150,585
5,507	JGC Holdings Corp. (Industrials)	70,912
4,834	JSR Corp. (Materials)	109,835
5,431	JTEKT Corp. (Consumer Discretionary)	40,549
10,309	Kajima Corp. (Industrials)	123,134

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,064	Kakaku.com, Inc. (Communication Services)	$45,708
18,049	Kansai Electric Power Co., Inc. (The) (Utilities)	169,870
4,829	Kansai Paint Co. Ltd. (Materials)	64,734
11,272	Kao Corp. (Consumer Staples)	421,205
3,766	Kawasaki Heavy Industries Ltd. (Industrials)	82,224
4,191	Kawasaki Kisen Kaisha Ltd. (Industrials)	100,456
36,128	KDDI Corp. (Communication Services)	1,057,198
2,407	Keihan Holdings Co. Ltd. (Industrials)	59,196
5,836	Keikyu Corp. (Industrials)	54,369
2,635	Keio Corp. (Industrials)	91,789
3,577	Keisei Electric Railway Co. Ltd. (Industrials)	103,333
2,499	Kewpie Corp. (Consumer Staples)	40,380
4,592	Keyence Corp. (Information Technology)	1,985,265
3,439	Kikkoman Corp. (Consumer Staples)	160,822
4,468	Kintetsu Group Holdings Co. Ltd. (Industrials)	135,304
18,409	Kirin Holdings Co. Ltd. (Consumer Staples)	275,564
1,154	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	69,470
3,315	Kobe Bussan Co. Ltd. (Consumer Staples)	90,654
2,766	Koei Tecmo Holdings Co. Ltd. (Communication Services)	46,339
6,031	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	101,258
22,778	Komatsu Ltd. (Industrials)	545,140
2,339	Konami Group Corp. (Communication Services)	103,200
801	Kose Corp. (Consumer Staples)	90,499
28,567	Kubota Corp. (Industrials)	431,079
7,778	Kuraray Co. Ltd. (Materials)	69,720
2,703	Kurita Water Industries Ltd. (Industrials)	122,237
8,100	Kyocera Corp. (Information Technology)	398,890
6,054	Kyowa Kirin Co. Ltd. (Health Care)	129,556
10,723	Kyushu Electric Power Co., Inc. (Utilities)	56,994
3,340	Kyushu Railway Co. (Industrials)	73,045
1,883	Lasertec Corp. (Information Technology)	306,196
1,094	Lawson, Inc. (Consumer Staples)	43,048
6,180	Lion Corp. (Consumer Staples)	66,602
6,830	Lixil Corp. (Industrials)	108,857
10,017	M3, Inc. (Health Care)	239,146
5,975	Makita Corp. (Industrials)	149,139
40,713	Marubeni Corp. (Industrials)	520,065
4,292	Marui Group Co. Ltd. (Financials)	65,350

Common Stocks – (continued)
Japan – (continued)
2,980	MatsukiyoCocokara & Co. (Consumer Staples)	138,483
14,302	Mazda Motor Corp. (Consumer Discretionary)	128,830
2,087	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	82,582
24,719	Mebuki Financial Group, Inc. (Financials)	66,418
4,276	Medipal Holdings Corp. (Health Care)	56,034
3,223	MEIJI Holdings Co. Ltd. (Consumer Staples)	147,645
2,520	Mercari, Inc. (Consumer Discretionary)*	44,733
9,449	MINEBEA MITSUMI, Inc. (Industrials)	163,848
6,966	MISUMI Group, Inc. (Industrials)	165,693
32,574	Mitsubishi Chemical Group Corp. (Materials)	189,635
32,966	Mitsubishi Corp. (Industrials)	1,120,285
48,045	Mitsubishi Electric Corp. (Industrials)	540,711
28,556	Mitsubishi Estate Co. Ltd. (Real Estate)	355,443
4,641	Mitsubishi Gas Chemical Co., Inc. (Materials)	65,723
18,336	Mitsubishi HC Capital, Inc. (Financials)	95,708
7,594	Mitsubishi Heavy Industries Ltd. (Industrials)	279,587
3,076	Mitsubishi Materials Corp. (Materials)	47,874
15,800	Mitsubishi Motors Corp. (Consumer Discretionary)*	62,288
264,963	Mitsubishi UFJ Financial Group, Inc. (Financials)	1,877,295
35,837	Mitsui & Co. Ltd. (Industrials)	1,006,062
4,158	Mitsui Chemicals, Inc. (Materials)	100,276
21,439	Mitsui Fudosan Co. Ltd. (Real Estate)	408,429
8,613	Mitsui OSK Lines Ltd. (Industrials)(c)	225,102
2,281	Miura Co. Ltd. (Industrials)	55,009
58,241	Mizuho Financial Group, Inc. (Financials)	907,510
5,967	MonotaRO Co. Ltd. (Industrials)	81,128
9,589	MS&AD Insurance Group Holdings, Inc. (Financials)	313,403
15,031	Murata Manufacturing Co. Ltd. (Information Technology)	807,745
2,622	Nabtesco Corp. (Industrials)	67,756
4,732	Nagoya Railroad Co. Ltd. (Industrials)	71,806
6,010	NEC Corp. (Information Technology)	215,092
10,882	Nexon Co. Ltd. (Communication Services)	235,831
7,359	NGK Insulators Ltd. (Industrials)	97,677
4,682	NGK Spark Plug Co. Ltd. (Consumer Discretionary)(c)	94,145
2,487	NH Foods Ltd. (Consumer Staples)	68,650
2,921	Nichirei Corp. (Consumer Staples)	57,642
12,091	Nidec Corp. (Industrials)	612,117

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
7,214	Nihon M&A Center Holdings, Inc. (Industrials)	$60,216
8,244	Nikon Corp. (Consumer Discretionary)	81,705
28,049	Nintendo Co. Ltd. (Communication Services)	1,055,119
41	Nippon Building Fund, Inc. REIT (Real Estate)	173,072
1,990	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	111,030
22,068	Nippon Paint Holdings Co. Ltd. (Materials)	192,628
58	Nippon Prologis REIT, Inc. REIT (Real Estate)	123,737
4,354	Nippon Sanso Holdings Corp. (Materials)	77,609
1,543	Nippon Shinyaku Co. Ltd. (Health Care)	69,099
21,060	Nippon Steel Corp. (Materials)	469,546
52,369	Nippon Telegraph & Telephone Corp. (Communication Services)	1,517,457
3,565	Nippon Television Holdings, Inc. (Communication Services)	29,339
11,916	Nippon Yusen KK (Industrials)(c)	308,977
3,156	Nissan Chemical Corp. (Materials)	138,552
54,175	Nissan Motor Co. Ltd. (Consumer Discretionary)	209,835
5,808	Nisshin Seifun Group, Inc. (Consumer Staples)	67,113
1,597	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	132,951
1,997	Nitori Holdings Co. Ltd. (Consumer Discretionary)	225,774
3,581	Nitto Denko Corp. (Materials)	215,572
71,796	Nomura Holdings, Inc. (Financials)	295,849
2,660	Nomura Real Estate Holdings, Inc. (Real Estate)	59,267
110	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	121,940
7,894	Nomura Research Institute Ltd. (Information Technology)	176,176
11,516	NSK Ltd. (Industrials)	63,745
14,688	NTT Data Corp. (Information Technology)	203,798
16,106	Obayashi Corp. (Industrials)	119,067
673	OBIC Business Consultants Co. Ltd. (Information Technology)	23,419
1,534	Obic Co. Ltd. (Information Technology)	224,556
8,349	Odakyu Electric Railway Co. Ltd. (Industrials)	101,194
21,376	Oji Holdings Corp. (Materials)	86,781
29,773	Olympus Corp. (Health Care)	501,408
4,601	Omron Corp. (Information Technology)	246,981

Common Stocks – (continued)
Japan – (continued)
9,752	Ono Pharmaceutical Co. Ltd. (Health Care)	199,028
1,803	Open House Group Co. Ltd. (Consumer Discretionary)	64,859
814	Oracle Corp. Japan (Information Technology)	55,456
4,876	Oriental Land Co. Ltd. (Consumer Discretionary)	778,750
27,485	ORIX Corp. (Financials)	492,638
68	Orix JREIT, Inc. REIT (Real Estate)	91,056
9,701	Osaka Gas Co. Ltd. (Utilities)	157,606
2,647	Otsuka Corp. (Information Technology)	89,195
9,914	Otsuka Holdings Co. Ltd. (Health Care)	300,881
9,360	Pan Pacific International Holdings Corp. (Consumer Discretionary)	171,100
52,793	Panasonic Holdings Corp. (Consumer Discretionary)	460,047
3,117	Park24 Co. Ltd. (Industrials)*	45,629
4,397	Persol Holdings Co. Ltd. (Industrials)	88,027
2,022	Pola Orbis Holdings, Inc. (Consumer Staples)	25,770
2,050	Rakus Co. Ltd. (Information Technology)	25,509
22,070	Rakuten Group, Inc. (Consumer Discretionary)	108,880
33,990	Recruit Holdings Co. Ltd. (Industrials)	924,266
28,098	Renesas Electronics Corp. (Information Technology)*	363,872
56,663	Resona Holdings, Inc. (Financials)	311,945
4,371	Resonac Holdings Corp. (Materials)	71,783
13,642	Ricoh Co. Ltd. (Information Technology)	105,959
833	Rinnai Corp. (Consumer Discretionary)	58,401
2,094	Rohm Co. Ltd. (Information Technology)	161,106
5,958	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	59,967
8,938	Santen Pharmaceutical Co. Ltd. (Health Care)	68,242
6,556	SBI Holdings, Inc. (Financials)	141,357
1,791	SBI Shinsei Bank Ltd. (Financials)	32,582
1,072	SCREEN Holdings Co. Ltd. (Information Technology)	85,546
3,512	SCSK Corp. (Information Technology)	50,921
5,086	Secom Co. Ltd. (Industrials)	295,829
3,795	Sega Sammy Holdings, Inc. (Consumer Discretionary)	64,859
5,467	Seibu Holdings, Inc. (Industrials)	55,025
7,011	Seiko Epson Corp. (Information Technology)	96,609
9,503	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	127,321

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
14,479	Sekisui House Ltd. (Consumer Discretionary)	$274,188
18,141	Seven & i Holdings Co. Ltd. (Consumer Staples)(c)	811,061
14,845	Seven Bank Ltd. (Financials)	29,861
9,901	SG Holdings Co. Ltd. (Industrials)	142,684
6,587	Sharp Corp. (Consumer Discretionary)(c)	45,456
6,929	Shimadzu Corp. (Information Technology)	200,166
563	Shimamura Co. Ltd. (Consumer Discretionary)	52,574
1,949	Shimano, Inc. (Consumer Discretionary)	303,550
13,374	Shimizu Corp. (Industrials)	72,165
9,473	Shin-Etsu Chemical Co. Ltd. (Materials)	1,331,777
1,628	Shinko Electric Industries Co. Ltd. (Information Technology)	44,640
7,173	Shionogi & Co. Ltd. (Health Care)	319,063
9,730	Shiseido Co. Ltd. (Consumer Staples)	447,945
13,155	Shizuoka Financial Group, Inc. (Financials)	105,074
1,505	SMC Corp. (Industrials)	763,466
68,405	SoftBank Corp. (Communication Services)	772,108
25,809	SoftBank Group Corp. (Communication Services)	1,045,320
1,792	Sohgo Security Services Co. Ltd. (Industrials)	47,032
5,599	Sojitz Corp. (Industrials)	107,446
7,543	Sompo Holdings, Inc. (Financials)	323,339
30,259	Sony Group Corp. (Consumer Discretionary)	2,539,077
2,158	Square Enix Holdings Co. Ltd. (Communication Services)	96,165
3,403	Stanley Electric Co. Ltd. (Consumer Discretionary)	70,950
14,897	Subaru Corp. (Consumer Discretionary)	239,233
834	Sugi Holdings Co. Ltd. (Consumer Staples)	34,899
8,343	SUMCO Corp. (Information Technology)	115,086
38,755	Sumitomo Chemical Co. Ltd. (Materials)	135,713
28,912	Sumitomo Corp. (Industrials)	493,063
18,176	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	223,572
2,813	Sumitomo Heavy Industries Ltd. (Industrials)	66,187
6,069	Sumitomo Metal Mining Co. Ltd. (Materials)	225,446
29,535	Sumitomo Mitsui Financial Group, Inc. (Financials)	1,294,887

Common Stocks – (continued)
Japan – (continued)
7,495	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	277,593
4,189	Sumitomo Pharma Co. Ltd. (Health Care)	26,232
7,463	Sumitomo Realty & Development Co. Ltd. (Real Estate)	176,145
4,345	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	39,107
1,655	Sundrug Co. Ltd. (Consumer Staples)	44,772
3,053	Suntory Beverage & Food Ltd. (Consumer Staples)	107,135
1,446	Suzuken Co. Ltd. (Health Care)	36,518
10,192	Suzuki Motor Corp. (Consumer Discretionary)	357,878
3,735	Sysmex Corp. (Health Care)	223,774
12,516	T&D Holdings, Inc. (Financials)	189,373
4,225	Taisei Corp. (Industrials)	137,716
989	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	38,989
3,000	Taiyo Yuden Co. Ltd. (Information Technology)	90,849
37,627	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,163,491
2,199	TBS Holdings, Inc. (Communication Services)	28,881
9,276	TDK Corp. (Information Technology)	310,528
4,432	Teijin Ltd. (Materials)	46,040
17,240	Terumo Corp. (Health Care)	463,353
2,839	THK Co. Ltd. (Industrials)	63,568
5,396	TIS, Inc. (Information Technology)	133,895
4,795	Tobu Railway Co. Ltd. (Industrials)	107,013
142	Toei Animation Co. Ltd. (Communication Services)	14,219
2,589	Toho Co. Ltd. (Communication Services)	90,092
2,187	Toho Gas Co. Ltd. (Utilities)	41,054
11,362	Tohoku Electric Power Co., Inc. (Utilities)	54,135
45,168	Tokio Marine Holdings, Inc. (Financials)	958,471
933	Tokyo Century Corp. (Financials)	31,199
36,422	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	120,859
3,662	Tokyo Electron Ltd. (Information Technology)	1,255,750
10,054	Tokyo Gas Co. Ltd. (Utilities)	193,972
13,465	Tokyu Corp. (Industrials)	162,116
14,324	Tokyu Fudosan Holdings Corp. (Real Estate)	69,194
6,475	TOPPAN, Inc. (Industrials)	117,079
36,717	Toray Industries, Inc. (Materials)	210,035
10,279	Toshiba Corp. (Industrials)	318,222
7,038	Tosoh Corp. (Materials)	95,690
3,741	TOTO Ltd. (Industrials)	124,824
2,151	Toyo Suisan Kaisha Ltd. (Consumer Staples)	87,010

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,784	Toyota Boshoku Corp. (Consumer Discretionary)	$27,739
3,793	Toyota Industries Corp. (Industrials)	222,487
265,055	Toyota Motor Corp. (Consumer Discretionary)	3,624,160
5,424	Toyota Tsusho Corp. (Industrials)	221,396
3,239	Trend Micro, Inc. (Information Technology)	152,421
912	Tsuruha Holdings, Inc. (Consumer Staples)	64,208
9,716	Unicharm Corp. (Consumer Staples)	359,709
75	United Urban Investment Corp. REIT (Real Estate)	82,810
4,899	USS Co. Ltd. (Consumer Discretionary)	79,447
2,259	Welcia Holdings Co. Ltd. (Consumer Staples)	49,404
5,434	West Japan Railway Co. (Industrials)	210,794
507	Workman Co. Ltd. (Consumer Discretionary)	21,402
3,107	Yakult Honsha Co. Ltd. (Consumer Staples)	211,901
15,045	Yamada Holdings Co. Ltd. (Consumer Discretionary)	52,906
4,005	Yamaha Corp. (Consumer Discretionary)	152,009
7,435	Yamaha Motor Co. Ltd. (Consumer Discretionary)	190,221
7,554	Yamato Holdings Co. Ltd. (Industrials)	127,605
3,160	Yamazaki Baking Co. Ltd. (Consumer Staples)	36,677
6,113	Yaskawa Electric Corp. (Industrials)	240,544
6,280	Yokogawa Electric Corp. (Information Technology)	93,775
3,241	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	61,482
64,279	Z Holdings Corp. (Communication Services)	173,987
2,868	ZOZO, Inc. (Consumer Discretionary)	63,691

		84,870,003

Jordan – 0.0%
3,231	Hikma Pharmaceuticals PLC (Health Care)	67,749

Luxembourg – 0.1%
11,435	ArcelorMittal (Materials)	344,948
3,162	Eurofins Scientific SE (Health Care)	221,318

		566,266

Macau – 0.1%
52,778	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	350,979
59,743	Sands China Ltd. (Consumer Discretionary)*	207,021

		558,000

Common Stocks – (continued)
Mexico – 0.0%
4,521	Fresnillo PLC (Materials)	41,784

Netherlands – 5.2%
648	Adyen NV (Information Technology)*(a)	924,427
4,275	Akzo Nobel NV (Materials)	313,909
1,350	Argenx SE ADR (Health Care)*	494,127
1,105	ASM International NV (Information Technology)	378,509
9,887	ASML Holding NV (Information Technology)	6,123,338
2,517	EXOR NV (Financials)*	208,097
2,171	HAL Trust (Financials)	287,793
2,291	Heineken Holding NV (Consumer Staples)	196,677
5,835	Heineken NV (Consumer Staples)	597,144
91,398	ING Groep NV (Financials)	1,285,842
2,341	JDE Peet’s NV (Consumer Staples)	69,116
22,834	Koninklijke Ahold Delhaize NV (Consumer Staples)	726,827
4,214	Koninklijke DSM NV (Materials)	521,526
76,772	Koninklijke KPN NV (Communication Services)	263,872
21,476	Koninklijke Philips NV (Health Care)	351,879
6,419	NN Group NV (Financials)	260,722
171,546	Shell PLC (Energy)	5,247,090
23,116	Universal Music Group NV (Communication Services)	547,900
6,125	Wolters Kluwer NV (Industrials)	710,940

		19,509,735

New Zealand – 0.4%
17,858	a2 Milk Co. Ltd. (The) (Consumer Staples)*	79,992
29,588	Auckland International Airport Ltd. (Industrials)*	160,215
10,860	Chorus Ltd. (Communication Services)	55,845
19,182	Contact Energy Ltd. (Utilities)	91,033
14,144	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	227,661
17,915	Fletcher Building Ltd. (Industrials)	52,721
17,245	Infratil Ltd. (Utilities)	94,020
2,024	Mainfreight Ltd. (Industrials)	91,352
15,975	Mercury NZ Ltd. (Utilities)	62,056
29,032	Meridian Energy Ltd. (Utilities)	95,510
9,137	Ryman Healthcare Ltd. (Health Care)	29,776
45,452	Spark New Zealand Ltd. (Communication Services)	140,799
3,314	Xero Ltd. (Information Technology)*	173,644

		1,354,624

Norway – 0.8%
526	Aker ASA, Class A (Industrials)	37,341
9,977	Aker BP ASA (Energy)(c)	270,288
20,653	AutoStore Holdings Ltd. (Industrials)*(a)(c)	43,176

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Norway – (continued)
21,645	DNB Bank ASA (Financials)	$434,300
1,656	Entra ASA (Real Estate)(a)	18,614
23,035	Equinor ASA (Energy)	712,765
4,574	Gjensidige Forsikring ASA (Financials)	81,519
1,824	Kongsberg Gruppen ASA (Industrials)	76,193
6,853	Leroy Seafood Group ASA (Consumer Staples)	34,243
10,418	Mowi ASA (Consumer Staples)	180,891
38,179	NEL ASA (Industrials)*	58,081
4,036	Nordic Semiconductor ASA (Information Technology)*	58,259
32,711	Norsk Hydro ASA (Materials)	239,202
17,928	Orkla ASA (Consumer Staples)	121,154
1,520	Salmar ASA (Consumer Staples)	63,465
1,800	Schibsted ASA, Class A (Communication Services)	36,777
2,273	Schibsted ASA, Class B (Communication Services)	43,366
4,168	SpareBank 1 SR-Bank ASA (Financials)	52,369
11,027	Storebrand ASA (Financials)	91,656
14,305	Telenor ASA (Communication Services)	161,140
5,708	TOMRA Systems ASA (Industrials)	91,612
9,393	Var Energi ASA (Energy)(c)	26,877

		2,933,288

Poland – 0.3%
10,295	Allegro.eu SA (Consumer Discretionary)*(a)	67,414
4,327	Bank Pekao SA (Financials)	87,455
1,685	CD Projekt SA (Communication Services)	50,279
4,489	Cyfrowy Polsat SA (Communication Services)	17,452
1,174	Dino Polska SA (Consumer Staples)*(a)	98,321
5,093	InPost SA (Industrials)*	42,334
3,347	KGHM Polska Miedz SA (Materials)	96,100
320	mBank SA (Financials)*	23,655
28,722	PGE Polska Grupa Energetyczna SA (Utilities)*	43,241
18,326	Polski Koncern Naftowy ORLEN SA (Energy)	275,317
21,640	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	151,579
13,943	Powszechny Zaklad Ubezpieczen SA (Financials)	115,073
817	Santander Bank Polska SA (Financials)	55,018

		1,123,238

Portugal – 0.2%
187,197	Banco Comercial Portugues SA, Class R (Financials)	45,303

Common Stocks – (continued)
Portugal – (continued)
68,009	EDP – Energias de Portugal SA (Utilities)	344,462
10,827	Galp Energia SGPS SA (Energy)	132,732
6,772	Jeronimo Martins SGPS SA (Consumer Staples)	139,469
5,240	Navigator Co SA (The) (Materials)	18,494

		680,460

Russia – 0.0%
12,172	Evraz PLC (Materials)*(b)	—

Singapore – 1.8%
75,291	CapitaLand Ascendas REIT REIT (Real Estate)	154,928
128,660	CapitaLand Integrated Commercial Trust REIT (Real Estate)	185,418
60,321	Capitaland Investment Ltd. (Real Estate)	166,693
12,638	City Developments Ltd. (Real Estate)	72,383
44,642	DBS Group Holdings Ltd. (Financials)	1,133,170
68,661	Frasers Logistics & Commercial Trust REIT (Real Estate)	64,777
139,689	Genting Singapore Ltd. (Consumer Discretionary)	105,845
65,556	Grab Holdings Ltd., Class A (Industrials)*	210,435
2,231	Jardine Cycle & Carriage Ltd. (Industrials)	49,239
34,892	Keppel Corp. Ltd. (Industrials)	142,041
33,662	Keppel DC REIT (Real Estate)	49,512
49,462	Mapletree Industrial Trust REIT (Real Estate)	86,714
80,013	Mapletree Logistics Trust REIT (Real Estate)	100,451
76,553	Mapletree Pan Asia Commercial Trust REIT (Real Estate)	97,813
30,271	Olam Group Ltd. (Consumer Staples)	34,630
94,344	Oversea-Chinese Banking Corp. Ltd. (Financials)	887,968
16,519	SATS Ltd. (Industrials)*	34,728
8,611	Sea Ltd. ADR (Communication Services)*	538,101
666,437	Sembcorp Marine Ltd. (Industrials)*	62,874
32,358	Singapore Airlines Ltd. (Industrials)	136,773
19,962	Singapore Exchange Ltd. (Financials)	129,160
36,183	Singapore Technologies Engineering Ltd. (Industrials)	95,958
194,341	Singapore Telecommunications Ltd. (Communication Services)	342,152
16,011	STMicroelectronics NV (Information Technology)	771,302
40,245	Suntec Real Estate Investment Trust REIT (Real Estate)	42,453
35,253	United Overseas Bank Ltd. (Financials)	783,545
12,677	UOL Group Ltd. (Real Estate)	64,320

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
6,650	Venture Corp. Ltd. (Information Technology)	$84,820

		6,628,203

South Africa – 0.3%
30,377	Anglo American PLC (Materials)	1,060,801

South Korea – 0.0%
4,129	Delivery Hero SE (Consumer Discretionary)*(a)	167,227

Spain – 2.5%
5,426	ACS Actividades de Construccion y Servicios SA (Industrials)	164,917
1,733	Aena SME SA (Industrials)*(a)	269,061
11,041	Amadeus IT Group SA (Information Technology)*	695,514
146,754	Banco Bilbao Vizcaya Argentaria SA (Financials)	1,147,480
408,387	Banco Santander SA (Financials)	1,612,195
94,300	CaixaBank SA (Financials)	405,221
14,250	Cellnex Telecom SA (Communication Services)*(a)	537,387
1,391	Corp ACCIONA Energias Renovables SA (Utilities)	54,020
5,897	EDP Renovaveis SA (Utilities)	121,386
7,765	Endesa SA (Utilities)	152,920
10,041	Ferrovial SA (Industrials)	279,629
7,170	Grifols SA (Health Care)*	87,710
151,934	Iberdrola SA (Utilities)	1,750,635
27,103	Industria de Diseno Textil SA (Consumer Discretionary)	836,126
23,518	Mapfre SA (Financials)	50,580
4,575	Naturgy Energy Group SA (Utilities)	126,438
9,908	Red Electrica Corp. SA (Utilities)	165,072
31,357	Repsol SA (Energy)	498,978
126,228	Telefonica SA (Communication Services)	515,246

		9,470,515

Sweden – 3.4%
4,423	AAK AB (Consumer Staples)	76,066
5,500	AddTech AB, Class B (Industrials)	99,150
7,150	Alfa Laval AB (Industrials)	236,537
23,853	Assa Abloy AB, Class B (Industrials)	583,482
63,246	Atlas Copco AB, Class A (Industrials)	756,143
37,033	Atlas Copco AB, Class B (Industrials)	392,823
2,638	Avanza Bank Holding AB (Financials)	70,247
2,737	Axfood AB (Consumer Staples)	65,797
5,603	Beijer Ref AB (Industrials)(c)	87,468
6,502	Boliden AB (Materials)	268,189
5,990	Castellum AB (Real Estate)(c)	76,881
5,656	Electrolux AB, Class B (Consumer Discretionary)	68,890
8,843	Elekta AB, Class B (Health Care)(c)	69,380
21,185	Embracer Group AB (Communication Services)*(c)	102,872

Common Stocks – (continued)
Sweden – (continued)
15,304	Epiroc AB, Class A (Industrials)	295,702
9,250	Epiroc AB, Class B (Industrials)	152,916
13,247	EQT AB (Financials)	298,510
14,795	Essity AB, Class B (Consumer Staples)	401,491
4,386	Evolution AB (Consumer Discretionary)(a)	532,699
6,360	Fabege AB (Real Estate)	54,131
15,318	Fastighets AB Balder, Class B (Real Estate)*	76,409
4,837	Getinge AB, Class B (Health Care)	104,592
17,625	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)	223,156
49,164	Hexagon AB, Class B (Information Technology)	547,571
2,218	Holmen AB, Class B (Materials)	89,966
9,593	Husqvarna AB, Class B (Industrials)	85,475
3,322	Industrivarden AB, Class A (Financials)	91,805
3,689	Industrivarden AB, Class C (Financials)	101,735
6,544	Indutrade AB (Industrials)	139,934
3,308	Investment AB Latour, Class B (Industrials)	68,897
13,331	Investor AB, Class A (Financials)	274,837
41,366	Investor AB, Class B (Financials)	803,632
5,929	Kinnevik AB, Class B (Financials)*	88,776
1,781	L E Lundbergforetagen AB, Class B (Financials)	83,119
4,786	Lifco AB, Class B (Industrials)	96,192
39,327	Nibe Industrier AB, Class B (Industrials)	408,784
1,925	Saab AB, Class B (Industrials)	111,565
3,991	Sagax AB, Class B (Real Estate)	98,774
2,484	Sagax AB, Class D (Real Estate)	6,526
26,474	Samhallsbyggnadsbolaget i Norden AB (Real Estate)(c)	43,562
3,646	Samhallsbyggnadsbolaget i Norden AB, Class D (Real Estate)(c)	6,695
25,794	Sandvik AB (Industrials)	533,758
12,437	Securitas AB, Class B (Industrials)	107,786
35,918	Skandinaviska Enskilda Banken AB, Class A (Financials)	451,360
8,209	Skanska AB, Class B (Industrials)	150,033
8,974	SKF AB, Class B (Industrials)	171,544
6,209	SSAB AB, Class A (Materials)	45,392
14,980	SSAB AB, Class B (Materials)	103,050
14,699	Svenska Cellulosa AB SCA, Class B (Materials)	206,208
35,078	Svenska Handelsbanken AB, Class A (Financials)	373,700
852	Svenska Handelsbanken AB, Class B (Financials)	10,719
5,051	Sweco AB, Class B (Industrials)	59,574
26,783	Swedbank AB, Class A (Financials)	549,087

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
4,113	Swedish Orphan Biovitrum AB (Health Care)*	$95,089
12,140	Tele2 AB, Class B (Communication Services)	112,150
71,730	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	399,623
53,623	Telia Co. AB (Communication Services)	139,089
2,545	Thule Group AB (Consumer Discretionary)(a)	56,910
5,822	Trelleborg AB, Class B (Industrials)	150,957
1,883	Vitrolife AB (Health Care)	38,062
4,658	Volvo AB, Class A (Industrials)	97,460
35,918	Volvo AB, Class B (Industrials)	722,589
11,764	Volvo Car AB, Class B (Consumer Discretionary)*	55,793
8,772	Wallenstam AB, Class B (Real Estate)	36,708

		12,908,017

Switzerland – 4.8%
39,248	ABB Ltd. (Industrials)	1,309,872
12,257	Alcon, Inc. (Health Care)	839,060
11,102	Cie Financiere Richemont SA, Class A (Consumer Discretionary)	1,679,070
82,805	Credit Suisse Group AG (Financials)	251,971
832	Geberit AG (Industrials)	451,841
195	Givaudan SA (Materials)	591,086
1,249	Kuehne + Nagel International AG (Industrials)	321,162
1,819	Lonza Group AG (Health Care)	1,088,392
55,373	Novartis AG (Health Care)	4,683,885
547	Partners Group Holding AG (Financials)	521,525
482	Schindler Holding AG (Industrials)	104,140
998	Schindler Holding AG Participation Certificates (Industrials)	225,102
149	SGS SA (Industrials)	343,070
3,762	Sika AG (Materials)	1,059,260
2,533	Straumann Holding AG (Health Care)	337,418
691	Swatch Group AG (The) – Bearer (Consumer Discretionary)	241,232
1,248	Swatch Group AG (The) – Registered (Consumer Discretionary)	80,093
623	Swisscom AG (Communication Services)	385,798
78,860	UBS Group AG (Financials)	1,720,658
3,685	Zurich Insurance Group AG (Financials)	1,755,118

		17,989,753

United Kingdom – 11.9%
23,464	3i Group PLC (Financials)	462,177
49,101	abrdn PLC (Financials)	133,512
6,004	Admiral Group PLC (Financials)	159,985
8,276	Allfunds Group PLC (Financials)	72,583
10,749	Ashtead Group PLC (Industrials)	717,032

Common Stocks – (continued)
United Kingdom – (continued)
8,731	Associated British Foods PLC (Consumer Staples)	212,144
36,735	AstraZeneca PLC (Health Care)	4,838,688
22,578	Auto Trader Group PLC (Communication Services)(a)	162,747
68,882	Aviva PLC (Financials)	372,262
22,863	B&M European Value Retail SA (Consumer Discretionary)	136,126
75,439	BAE Systems PLC (Industrials)	820,145
388,836	Barclays PLC (Financials)	822,108
24,385	Barratt Developments PLC (Consumer Discretionary)	138,486
2,593	Berkeley Group Holdings PLC (Consumer Discretionary)	131,721
404,602	BP PLC (Energy)	2,696,522
54,829	British American Tobacco PLC (Consumer Staples)	2,086,615
22,009	British Land Co. PLC (The) REIT (Real Estate)	119,024
170,305	BT Group PLC (Communication Services)	287,311
8,279	Bunzl PLC (Industrials)	297,081
9,302	Burberry Group PLC (Consumer Discretionary)	277,708
64,945	CK Hutchison Holdings Ltd. (Industrials)	387,213
23,446	CNH Industrial NV (Industrials)	386,021
3,730	Coca-Cola Europacific Partners PLC (Consumer Staples)	205,150
43,008	Compass Group PLC (Consumer Discretionary)	999,699
40,087	ConvaTec Group PLC (Health Care)(a)	108,904
3,419	Croda International PLC (Materials)	271,615
2,418	DCC PLC (Industrials)	135,302
55,632	Diageo PLC (Consumer Staples)	2,376,813
33,467	DS Smith PLC (Materials)	136,663
755	Endava PLC ADR (Information Technology)*	60,053
14,431	Entain PLC (Consumer Discretionary)	237,517
22,575	Experian PLC (Industrials)	766,618
8,044	Farfetch Ltd., Class A (Consumer Discretionary)*	41,266
9,282	Halma PLC (Information Technology)	243,174
8,666	Hargreaves Lansdown PLC (Financials)	87,037
489,830	HSBC Holdings PLC (Financials)	3,769,189
22,989	Imperial Brands PLC (Consumer Staples)	558,024
34,759	Informa PLC (Communication Services)	281,269
4,129	InterContinental Hotels Group PLC (Consumer Discretionary)	280,231
6,987	Intermediate Capital Group PLC (Financials)	118,593
3,947	Intertek Group PLC (Industrials)	199,452
49,299	J Sainsbury PLC (Consumer Staples)	160,072

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
61,254	JD Sports Fashion PLC (Consumer Discretionary)	$134,299
4,497	Johnson Matthey PLC (Materials)	118,794
47,608	Kingfisher PLC (Consumer Discretionary)	165,532
18,244	Land Securities Group PLC REIT (Real Estate)	151,915
146,524	Legal & General Group PLC (Financials)	453,939
3,845	Liberty Global PLC, Class A (Communication Services)*	78,784
6,186	Liberty Global PLC, Class C (Communication Services)*	131,453
1,649,832	Lloyds Banking Group PLC (Financials)	1,051,016
8,883	London Stock Exchange Group PLC (Financials)	799,253
54,322	M&G PLC (Financials)	140,934
98,554	Melrose Industries PLC (Industrials)	178,793
89,768	National Grid PLC (Utilities)	1,138,942
128,186	NatWest Group PLC (Financials)	453,616
3,039	Next PLC (Consumer Discretionary)	251,729
14,305	Ocado Group PLC (Consumer Staples)*	95,043
17,533	Pearson PLC (Consumer Discretionary)	194,943
7,784	Persimmon PLC (Consumer Discretionary)	136,879
20,923	Phoenix Group Holdings PLC (Financials)	160,443
17,557	Reckitt Benckiser Group PLC (Consumer Staples)	1,224,735
46,934	RELX PLC (Industrials)	1,422,221
61,776	Rentokil Initial PLC (Industrials)	383,219
20,195	Rightmove PLC (Communication Services)	137,110
205,279	Rolls-Royce Holdings PLC (Industrials)*	360,206
25,087	Sage Group PLC (The) (Information Technology)	227,362
22,824	Schroders PLC (Financials)	137,441
29,610	Segro PLC REIT (Real Estate)	295,167
6,157	Severn Trent PLC (Utilities)	205,059
21,405	Smith & Nephew PLC (Health Care)	307,340
8,671	Smiths Group PLC (Industrials)	185,124
1,808	Spirax-Sarco Engineering PLC (Industrials)	255,768
26,499	SSE PLC (Utilities)	559,974
13,321	St James’s Place PLC (Financials)	206,668
70,940	Standard Chartered PLC (Financials)	673,499
84,244	Taylor Wimpey PLC (Consumer Discretionary)	125,652
180,290	Tesco PLC (Consumer Staples)	556,584
60,962	Unilever PLC (Consumer Staples)	3,052,519
16,723	United Utilities Group PLC (Utilities)	206,101

Common Stocks – (continued)
United Kingdom – (continued)
669,519	Vodafone Group PLC (Communication Services)	808,770
6,364	Weir Group PLC (The) (Industrials)	146,310
4,950	Whitbread PLC (Consumer Discretionary)	185,115
12,669	Wise PLC, Class A (Information Technology)*	89,848
26,235	WPP PLC (Communication Services)	325,237

		44,667,188

United States – 7.1%
3,537	Carnival PLC (Consumer Discretionary)*	33,375
12,821	Computershare Ltd. (Information Technology)	214,417
11,742	CSL Ltd. (Health Care)	2,346,169
999	CyberArk Software Ltd. (Information Technology)*	144,625
5,089	Ferguson PLC (Industrials)	735,931
750	Fiverr International Ltd. (Industrials)*	29,708
100,435	GSK PLC (Health Care)	1,733,167
124,689	Haleon PLC (Consumer Staples)*	485,999
13,363	Holcim AG (Materials)*	828,941
1,986	ICON PLC (Health Care)*	448,101
10,937	James Hardie Industries PLC CDI (Materials)	228,858
21,792	JS Global Lifestyle Co. Ltd. (Consumer Discretionary)(a)	20,683
66,893	Nestle SA (Consumer Staples)	7,571,096
647	Roche Holding AG (Health Care)	201,020
17,230	Roche Holding AG (Health Care)	4,996,654
28,185	Sanofi (Health Care)	2,656,940
13,557	Schneider Electric SE (Industrials)	2,187,060
53,037	Stellantis NV (Consumer Discretionary)	931,092
7,073	Swiss Re AG (Financials)	741,071
11,432	Tenaris SA (Energy)	190,099

		26,725,006

TOTAL COMMON STOCKS
(Cost $359,964,243)		$373,410,289

Shares	Description	Rate	Value

Preferred Stocks – 0.5%
Germany – 0.5%
1,457	Bayerische Motoren Werke AG (Consumer Discretionary)	6.24%	$138,677
1,872	Dr. Ing hc F Porsche AG (Consumer Discretionary)*	0.00	226,518
4,227	Henkel AG & Co. KGaA (Consumer Staples)	2.68	308,502

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – (continued)
Germany – (continued)
3,757	Porsche Automobil Holding SE (Consumer Discretionary)	4.46%	$214,196
662	Sartorius AG (Health Care)	0.31	282,646

4,491	Volkswagen AG (Consumer Discretionary)	19.27	615,151

			1,785,690

Spain – 0.0%
6,414	Grifols SA, Class B (Health Care)*	0.00	54,518

TOTAL PREFERRED STOCKS
(Cost $2,044,026)			$1,840,208

Units	Description	Expiration Month	Value

Rights – 0.0%
Hong Kong – 0.0%
10,432	Link REIT*	03/23	$9,835

Sweden – 0.0%
5,603	Beijer Ref AB*	03/23	9,456

TOTAL RIGHTS
(Cost $0)			$19,291

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $362,008,269)			$375,269,788

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.8%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,841,624	4.475%	$2,841,624
(Cost $2,841,624)

TOTAL INVESTMENTS – 100.4%
(Cost $364,849,893)		$378,111,412

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,431,473)

NET ASSETS – 100.0%		$376,679,939

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini MSCI EAFE Index Future	5	03/17/23	$511,650	$10,565

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Sector Name	% of Market Value
Financials	18.5%
Industrials	15.9
Health Care	12.7
Consumer Discretionary	11.5
Consumer Staples	9.8
Information Technology	8.1
Materials	7.7
Energy	4.7
Communication Services	4.6
Utilities	3.2
Real Estate	2.5
Securities Lending Reinvestment Vehicle	0.8

TOTAL INVESTMENTS	100.0%

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 7.8%
16,587	Activision Blizzard, Inc.	$1,264,759
137,935	Alphabet, Inc., Class A*	12,422,426
121,777	Alphabet, Inc., Class C*	10,996,463
164,920	AT&T, Inc.	3,118,637
2,266	Charter Communications, Inc., Class A*	833,004
99,279	Comcast Corp., Class A	3,690,200
5,779	DISH Network Corp., Class A*	65,938
6,360	Electronic Arts, Inc.	705,578
6,964	Fox Corp., Class A	243,879
3,157	Fox Corp., Class B	101,813
370	Liberty Broadband Corp., Class A*	32,090
2,771	Liberty Broadband Corp., Class C*	240,163
1,753	Liberty Media Corp.-Liberty SiriusXM, Class A*	56,780
3,475	Liberty Media Corp.-Liberty SiriusXM, Class C*	111,965
3,583	Live Nation Entertainment, Inc.*	258,191
23,714	Lumen Technologies, Inc.	80,628
6,439	Match Group, Inc.*	266,703
51,972	Meta Platforms, Inc., Class A*	9,091,982
10,148	Netflix, Inc.*	3,268,975
4,671	Omnicom Group, Inc.	423,053
211	Paramount Global, Class A(a)	5,186
13,417	Paramount Global, Class B	287,392
13,396	Pinterest, Inc., Class A*	336,374
7,946	ROBLOX Corp., Class A*	291,142
2,811	Roku, Inc.*	181,844
15,575	Sirius XM Holdings, Inc.(a)	68,374
23,152	Snap, Inc., Class A*	234,993
2,754	Spotify Technology SA*	320,290
3,827	Take-Two Interactive Software, Inc.*	419,248
14,362	T-Mobile US, Inc.*	2,041,989
10,226	Trade Desk, Inc. (The), Class A*	572,247
97,256	Verizon Communications, Inc.	3,774,505
42,220	Walt Disney Co. (The)*	4,205,534
51,190	Warner Bros Discovery, Inc.*	799,588
2,728	Warner Music Group Corp., Class A	86,096
6,776	ZoomInfo Technologies, Inc.*	163,776

		61,061,805

Consumer Discretionary – 10.9%
1,365	Advance Auto Parts, Inc.	197,870
8,646	Airbnb, Inc., Class A*	1,065,879
206,090	Amazon.com, Inc.*	19,419,861
6,240	Aptiv PLC*	725,587
438	AutoZone, Inc.*	1,089,105
4,558	Best Buy Co., Inc.	378,815
896	Booking Holdings, Inc.*	2,261,504
1,503	Burlington Stores, Inc.*	322,018
4,748	Caesars Entertainment, Inc.*	241,008
3,646	CarMax, Inc.*	251,720
22,878	Carnival Corp.*	242,964
2,084	Chewy, Inc., Class A*	84,506
637	Chipotle Mexican Grill, Inc.*	949,818
20,903	Coupang, Inc. (South Korea)*	324,206
2,824	Darden Restaurants, Inc.	403,804

Common Stocks – (continued)
Consumer Discretionary – (continued)
5,167	Dollar General Corp.	1,117,622
4,791	Dollar Tree, Inc.*	696,036
815	Domino’s Pizza, Inc.	239,618
6,080	DoorDash, Inc., Class A*	332,333
7,353	D.R. Horton, Inc.	680,005
12,543	eBay, Inc.	575,724
2,891	Etsy, Inc.*	350,996
3,470	Expedia Group, Inc.*	378,126
91,326	Ford Motor Co.	1,102,305
3,550	Garmin Ltd.	348,362
31,693	General Motors Co.	1,227,787
3,213	Genuine Parts Co.	568,251
3,004	Hasbro, Inc.	165,250
6,147	Hilton Worldwide Holdings, Inc.	888,303
23,592	Home Depot, Inc. (The)	6,995,972
7,647	Las Vegas Sands Corp.*	439,473
5,787	Lennar Corp., Class A	559,834
337	Lennar Corp., Class B	27,519
6,009	LKQ Corp.	344,256
13,937	Lowe’s Cos., Inc.	2,867,538
11,871	Lucid Group, Inc.*(a)	108,382
2,826	Lululemon Athletica, Inc.*	873,799
6,442	Marriott International, Inc., Class A	1,090,244
16,959	McDonald’s Corp.	4,475,650
1,114	MercadoLibre, Inc. (Brazil)*	1,359,080
7,102	MGM Resorts International	305,457
28,762	NIKE, Inc., Class B	3,416,638
69	NVR, Inc.*	356,980
1,435	O’Reilly Automotive, Inc.*	1,191,194
5,243	PulteGroup, Inc.	286,635
11,981	Rivian Automotive, Inc., Class A*	231,233
7,819	Ross Stores, Inc.	864,312
5,067	Royal Caribbean Cruises Ltd.*	357,933
26,031	Starbucks Corp.	2,657,505
10,632	Target Corp.	1,791,492
62,223	Tesla, Inc.*	12,799,893
24,944	TJX Cos., Inc. (The)	1,910,710
2,551	Tractor Supply Co.	595,046
1,160	Ulta Beauty, Inc.*	601,808
924	Vail Resorts, Inc.	215,745
8,068	VF Corp.	200,248
1,254	Whirlpool Corp.	173,027
9,346	Yum China Holdings, Inc. (China)	548,891
6,519	Yum! Brands, Inc.	828,956

		85,104,833

Consumer Staples – 6.6%
41,464	Altria Group, Inc.	1,925,174
12,644	Archer-Daniels-Midland Co.	1,006,462
1,130	Brown-Forman Corp., Class A	73,360
7,067	Brown-Forman Corp., Class B	458,436
4,594	Campbell Soup Co.	241,277
5,639	Church & Dwight Co., Inc.	472,435
2,850	Clorox Co. (The)	443,004
89,824	Coca-Cola Co. (The)	5,345,426
19,306	Colgate-Palmolive Co.	1,415,130

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
11,048	Conagra Brands, Inc.	$402,258
3,825	Constellation Brands, Inc., Class A	855,652
10,256	Costco Wholesale Corp.	4,965,750
4,921	Estee Lauder Cos., Inc. (The), Class A	1,196,049
13,619	General Mills, Inc.	1,082,847
3,396	Hershey Co. (The)	809,335
6,604	Hormel Foods Corp.	293,086
2,346	J M Smucker Co. (The)	346,950
6,042	Kellogg Co.	398,409
20,349	Keurig Dr Pepper, Inc.	703,058
7,805	Kimberly-Clark Corp.	976,015
18,036	Kraft Heinz Co. (The)	702,322
15,288	Kroger Co. (The)	659,524
5,757	McCormick & Co., Inc.	427,860
4,073	Molson Coors Beverage Co., Class B	216,643
31,536	Mondelez International, Inc., Class A	2,055,516
8,568	Monster Beverage Corp.*	871,880
31,857	PepsiCo, Inc.	5,528,145
35,850	Philip Morris International, Inc.	3,488,205
54,831	Procter & Gamble Co. (The)	7,542,552
11,628	Sysco Corp.	867,100
6,562	Tyson Foods, Inc., Class A	388,733
16,484	Walgreens Boots Alliance, Inc.	585,677
32,499	Walmart, Inc.	4,619,083

		51,363,353

Energy – 4.7%
23,070	Baker Hughes Co.	705,942
5,713	Cheniere Energy, Inc.	898,884
43,903	Chevron Corp.	7,058,285
28,818	ConocoPhillips	2,978,340
17,688	Coterra Energy, Inc.	441,669
15,022	Devon Energy Corp.	809,986
4,055	Diamondback Energy, Inc.	570,052
13,561	EOG Resources, Inc.	1,532,664
95,013	Exxon Mobil Corp.	10,442,879
19,403	Halliburton Co.	702,971
6,434	Hess Corp.	866,660
45,504	Kinder Morgan, Inc.	776,298
10,814	Marathon Petroleum Corp.	1,336,611
20,993	Occidental Petroleum Corp.	1,229,350
10,285	ONEOK, Inc.	673,153
10,914	Phillips 66	1,119,340
5,230	Pioneer Natural Resources Co.	1,048,144
32,787	Schlumberger NV	1,744,596
8,895	Valero Energy Corp.	1,171,738
28,134	Williams Cos., Inc. (The)	846,834

		36,954,396

Financials – 11.3%
13,073	Aflac, Inc.	890,925
6,022	Allstate Corp. (The)	775,513
6,174	Ally Financial, Inc.	185,529
12,671	American Express Co.	2,204,627
17,172	American International Group, Inc.	1,049,381
2,453	Ameriprise Financial, Inc.	841,060

Common Stocks – (continued)
Financials – (continued)
10,802	Annaly Capital Management, Inc. REIT	223,385
4,555	Aon PLC, Class A	1,384,948
8,961	Apollo Global Management, Inc.	635,335
8,277	Arch Capital Group Ltd.*	579,390
4,829	Arthur J Gallagher & Co.	904,713
161,878	Bank of America Corp.	5,552,415
17,118	Bank of New York Mellon Corp. (The)	870,964
30,029	Berkshire Hathaway, Inc., Class B*	9,164,250
3,219	BlackRock, Inc.	2,219,275
16,086	Blackstone, Inc.	1,460,609
8,717	Capital One Financial Corp.	950,850
2,446	Cboe Global Markets, Inc.	308,612
35,222	Charles Schwab Corp. (The)	2,744,498
8,927	Chubb Ltd.	1,883,776
3,553	Cincinnati Financial Corp.	428,847
44,774	Citigroup, Inc.	2,269,594
11,319	Citizens Financial Group, Inc.	472,681
8,285	CME Group, Inc.	1,535,708
3,334	Coinbase Global, Inc., Class A*	216,143
6,242	Discover Financial Services	699,104
894	Everest Re Group Ltd.	343,269
413	F & G Annuities & Life, Inc.	8,413
5,965	Fidelity National Financial, Inc.	237,765
15,790	Fifth Third Bancorp	573,177
4,131	First Republic Bank	508,154
6,681	Franklin Resources, Inc.	196,889
2,055	Globe Life, Inc.	250,073
7,806	Goldman Sachs Group, Inc. (The)(b)	2,744,980
7,335	Hartford Financial Services Group, Inc. (The)	574,184
32,858	Huntington Bancshares, Inc.	503,385
2,288	Interactive Brokers Group, Inc., Class A	197,020
12,811	Intercontinental Exchange, Inc.	1,304,160
67,173	JPMorgan Chase & Co.	9,629,250
21,521	KeyCorp	393,619
14,978	KKR & Co., Inc.	844,010
4,590	Loews Corp.	280,403
3,935	M&T Bank Corp.	611,066
293	Markel Corp.*	389,649
11,452	Marsh & McLennan Cos., Inc.	1,856,827
13,530	MetLife, Inc.	970,507
3,645	Moody’s Corp.	1,057,597
29,963	Morgan Stanley	2,891,429
1,795	MSCI, Inc.	937,259
7,886	Nasdaq, Inc.	442,089
4,612	Northern Trust Corp.	439,385
9,281	PNC Financial Services Group, Inc. (The)	1,465,656
5,631	Principal Financial Group, Inc.	504,312
13,512	Progressive Corp. (The)	1,939,242
8,507	Prudential Financial, Inc.	850,700
4,495	Raymond James Financial, Inc.	487,528
21,531	Regions Financial Corp.	502,103
14,358	Robinhood Markets, Inc., Class A*	144,585
2,621	Rocket Cos., Inc., Class A(a)	20,601
7,533	S&P Global, Inc.	2,570,260

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
7,985	State Street Corp.	$708,110
1,354	SVB Financial Group*	390,101
10,377	Synchrony Financial	370,563
5,079	T. Rowe Price Group, Inc.	570,270
5,405	Travelers Cos., Inc. (The)	1,000,574
30,534	Truist Financial Corp.	1,433,571
31,022	US Bancorp	1,480,680
4,633	W R Berkley Corp.	306,658
88,170	Wells Fargo & Co.	4,123,711
2,486	Willis Towers Watson PLC	582,619

		88,088,535

Health Care – 14.4%
40,093	Abbott Laboratories	4,078,260
40,917	AbbVie, Inc.	6,297,126
6,834	Agilent Technologies, Inc.	970,223
1,694	Align Technology, Inc.*	524,293
2,836	Alnylam Pharmaceuticals, Inc.*	542,952
3,960	AmerisourceBergen Corp.	616,018
12,335	Amgen, Inc.	2,857,526
14,939	Avantor, Inc.*	364,063
11,651	Baxter International, Inc.	465,458
6,574	Becton Dickinson and Co.	1,541,932
3,313	Biogen, Inc.*	894,046
4,275	BioMarin Pharmaceutical, Inc.*	425,747
33,096	Boston Scientific Corp.*	1,546,245
49,212	Bristol-Myers Squibb Co.	3,393,660
6,038	Cardinal Health, Inc.	457,137
3,945	Catalent, Inc.*	269,128
12,989	Centene Corp.*	888,448
7,056	Cigna Group (The)	2,061,058
1,137	Cooper Cos., Inc. (The)	371,765
30,347	CVS Health Corp.	2,535,188
15,340	Danaher Corp.	3,797,110
1,182	DaVita, Inc.*	97,231
8,888	Dexcom, Inc.*	986,657
14,198	Edwards Lifesciences Corp.*	1,142,087
5,516	Elevance Health, Inc.	2,590,700
20,351	Eli Lilly & Co.	6,333,638
8,384	GE HealthCare Technologies, Inc.*	637,184
29,036	Gilead Sciences, Inc.	2,338,269
4,874	HCA Healthcare, Inc.	1,186,575
3,094	Henry Schein, Inc.*	242,291
5,622	Hologic, Inc.*	447,736
5,209	Horizon Therapeutics PLC*	570,333
2,896	Humana, Inc.	1,433,578
1,899	IDEXX Laboratories, Inc.*	898,683
3,634	Illumina, Inc.*	723,893
4,261	Incyte Corp.*	328,012
8,148	Intuitive Surgical, Inc.*	1,869,070
4,197	IQVIA Holdings, Inc.*	874,949
1,415	Jazz Pharmaceuticals PLC*	198,666
60,508	Johnson & Johnson	9,273,456
2,048	Laboratory Corp. of America Holdings	490,209
3,207	McKesson Corp.	1,121,841
30,780	Medtronic PLC	2,548,584

Common Stocks – (continued)
Health Care – (continued)
58,481	Merck & Co., Inc.	6,213,021
509	Mettler-Toledo International, Inc.*	729,758
7,740	Moderna, Inc.*	1,074,389
129,907	Pfizer, Inc.	5,270,327
2,617	Quest Diagnostics, Inc.	362,088
2,414	Regeneron Pharmaceuticals, Inc.*	1,835,654
3,361	ResMed, Inc.	715,893
8,642	Royalty Pharma PLC, Class A	309,816
3,176	Seagen, Inc.*	570,695
2,305	STERIS PLC	433,409
7,704	Stryker Corp.	2,025,228
1,084	Teleflex, Inc.	258,241
9,071	Thermo Fisher Scientific, Inc.	4,914,305
21,569	UnitedHealth Group, Inc.	10,265,550
3,239	Veeva Systems, Inc., Class A*	536,573
5,934	Vertex Pharmaceuticals, Inc.*	1,722,581
28,012	Viatris, Inc.	319,337
1,371	Waters Corp.*	426,230
1,706	West Pharmaceutical Services, Inc.	540,853
4,855	Zimmer Biomet Holdings, Inc.	601,389
10,788	Zoetis, Inc.	1,801,596

		112,157,958

Industrials – 8.2%
12,792	3M Co.	1,378,210
2,916	A O Smith Corp.	191,377
5,289	AMETEK, Inc.	748,711
13,788	Boeing Co. (The)*	2,778,971
19,335	Carrier Global Corp.	870,655
12,039	Caterpillar, Inc.	2,883,942
2,669	C.H. Robinson Worldwide, Inc.	266,793
1,990	Cintas Corp.	872,555
9,918	Copart, Inc.*	698,822
9,320	CoStar Group, Inc.*	658,551
48,561	CSX Corp.	1,480,625
3,253	Cummins, Inc.	790,739
6,347	Deere & Co.	2,660,916
14,803	Delta Air Lines, Inc.*	567,547
3,235	Dover Corp.	484,927
9,174	Eaton Corp. PLC	1,604,808
13,655	Emerson Electric Co.	1,129,405
2,824	Equifax, Inc.	571,945
3,666	Expeditors International of Washington, Inc.	383,317
13,243	Fastenal Co.	682,809
5,382	FedEx Corp.	1,093,730
8,063	Fortive Corp.	537,480
1,444	Generac Holdings, Inc.*	173,294
5,573	General Dynamics Corp.	1,270,142
25,061	General Electric Co.	2,122,917
15,530	Honeywell International, Inc.	2,973,684
6,243	Illinois Tool Works, Inc.	1,455,618
9,364	Ingersoll Rand, Inc.	543,768
1,900	J.B. Hunt Transport Services, Inc.	343,501
15,847	Johnson Controls International PLC	993,924
4,392	L3Harris Technologies, Inc.	927,547

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
3,132	Leidos Holdings, Inc.	$304,023
6,066	Lockheed Martin Corp.	2,876,861
5,201	Masco Corp.	272,688
5,357	Norfolk Southern Corp.	1,204,361
3,207	Northrop Grumman Corp.	1,488,401
2,311	Old Dominion Freight Line, Inc.	784,030
9,646	Otis Worldwide Corp.	816,245
11,013	PACCAR, Inc.	795,139
2,959	Parker-Hannifin Corp.	1,041,124
34,028	Raytheon Technologies Corp.	3,337,807
4,769	Republic Services, Inc.	614,867
2,652	Rockwell Automation, Inc.	782,154
5,974	Rollins, Inc.	210,285
1,210	Snap-on, Inc.	300,903
13,697	Southwest Airlines Co.	459,945
3,520	Stanley Black & Decker, Inc.	301,347
4,809	Textron, Inc.	348,797
5,307	Trane Technologies PLC	981,636
1,203	TransDigm Group, Inc.	894,876
4,445	TransUnion	290,836
44,318	Uber Technologies, Inc.*	1,474,017
14,207	Union Pacific Corp.	2,944,827
7,545	United Airlines Holdings, Inc.*	392,038
16,897	United Parcel Service, Inc., Class B	3,083,534
1,596	United Rentals, Inc.	747,774
3,588	Verisk Analytics, Inc.	613,943
9,491	Waste Management, Inc.	1,421,372
4,033	Westinghouse Air Brake Technologies Corp.	420,763
1,042	W.W. Grainger, Inc.	696,504
4,159	Xylem, Inc.	426,921

		64,469,248

Information Technology – 28.0%
15,237	Accenture PLC, Class A	4,046,185
10,742	Adobe, Inc.*	3,479,871
37,150	Advanced Micro Devices, Inc.*	2,919,247
3,579	Akamai Technologies, Inc.*	259,835
2,799	Amdocs Ltd.	256,416
13,704	Amphenol Corp., Class A	1,062,334
11,755	Analog Devices, Inc.	2,156,690
2,007	ANSYS, Inc.*	609,345
368,128	Apple, Inc.	54,265,748
19,451	Applied Materials, Inc.	2,259,234
2,708	AppLovin Corp., Class A*	36,558
5,454	Arista Networks, Inc.*	756,470
3,405	Atlassian Corp., Class A*	559,544
4,988	Autodesk, Inc.*	991,066
9,593	Automatic Data Processing, Inc.	2,108,733
2,325	BILL Holdings, Inc.*	196,765
12,369	Block, Inc.*	949,073
9,460	Broadcom, Inc.	5,621,983
2,703	Broadridge Financial Solutions, Inc.	380,528
6,287	Cadence Design Systems, Inc.*	1,213,014
3,129	CDW Corp.	633,372
86,949	Cisco Systems, Inc.	4,210,071

Common Stocks – (continued)
Information Technology – (continued)
6,126	Cloudflare, Inc., Class A*	367,621
11,890	Cognizant Technology Solutions Corp., Class A	744,671
17,683	Corning, Inc.	600,338
4,957	Crowdstrike Holdings, Inc., Class A*	598,260
6,181	Datadog, Inc., Class A*	472,970
5,394	Dell Technologies, Inc., Class C	219,212
4,580	DocuSign, Inc.*	280,983
3,081	Enphase Energy, Inc.*	648,643
1,290	EPAM Systems, Inc.*	396,869
1,390	F5, Inc.*	198,742
13,613	Fidelity National Information Services, Inc.	862,656
13,569	Fiserv, Inc.*	1,561,656
1,656	FleetCor Technologies, Inc.*	355,692
15,290	Fortinet, Inc.*	908,838
1,778	Gartner, Inc.*	582,846
13,203	Gen Digital, Inc.	257,591
6,203	Global Payments, Inc.	695,977
1,733	GLOBALFOUNDRIES, Inc.*(a)	113,234
29,570	Hewlett Packard Enterprise Co.	461,588
22,706	HP, Inc.	670,281
1,070	HubSpot, Inc.*	413,940
95,548	Intel Corp.	2,382,012
20,919	International Business Machines Corp.	2,704,827
6,326	Intuit, Inc.	2,575,821
4,110	Keysight Technologies, Inc.*	657,436
3,270	KLA Corp.	1,240,573
3,149	Lam Research Corp.	1,530,446
19,672	Marvell Technology, Inc.	888,191
19,585	Mastercard, Inc., Class A	6,958,355
12,483	Microchip Technology, Inc.	1,011,497
25,200	Micron Technology, Inc.	1,457,064
170,061	Microsoft Corp.	42,416,615
1,545	MongoDB, Inc.*	323,708
3,858	Motorola Solutions, Inc.	1,013,921
4,978	NetApp, Inc.	321,330
54,612	NVIDIA Corp.	12,678,722
3,448	Okta, Inc.*	245,808
9,964	ON Semiconductor Corp.*	771,313
35,756	Oracle Corp.	3,125,074
39,765	Palantir Technologies, Inc., Class A*	311,758
6,871	Palo Alto Networks, Inc.*	1,294,290
7,458	Paychex, Inc.	823,363
1,179	Paycom Software, Inc.*	340,802
26,334	PayPal Holdings, Inc.*	1,938,182
2,332	Qorvo, Inc.*	235,275
25,924	QUALCOMM, Inc.	3,202,392
2,445	Roper Technologies, Inc.	1,051,839
22,437	Salesforce, Inc.*	3,670,918
4,442	Seagate Technology Holdings PLC	286,776
4,677	ServiceNow, Inc.*	2,021,259
3,695	Skyworks Solutions, Inc.	412,251
6,310	Snowflake, Inc., Class A*	974,138
3,766	Splunk, Inc.*	386,015
5,086	SS&C Technologies Holdings, Inc.	298,548

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
3,509	Synopsys, Inc.*	$1,276,434
7,333	TE Connectivity Ltd.	933,638
3,594	Teradyne, Inc.	363,497
20,996	Texas Instruments, Inc.	3,599,764
5,683	Trimble, Inc.*	295,857
3,999	Twilio, Inc., Class A*	268,773
6,992	Unity Software, Inc.*	212,836
2,128	VeriSign, Inc.*	418,854
37,494	Visa, Inc., Class A	8,246,430
5,255	VMware, Inc., Class A*	578,733
7,301	Western Digital Corp.*	280,942
4,623	Workday, Inc., Class A*	857,428
1,189	Zebra Technologies Corp., Class A*	356,997
4,972	Zoom Video Communications, Inc., Class A*	370,861
1,989	Zscaler, Inc.*	260,857

		218,257,110

Materials – 2.6%
5,122	Air Products and Chemicals, Inc.	1,464,790
2,708	Albemarle Corp.	688,671
34,404	Amcor PLC	383,261
7,214	Ball Corp.	405,499
2,277	Celanese Corp.	264,656
16,392	Corteva, Inc.	1,021,058
16,267	Dow, Inc.	930,472
10,541	DuPont de Nemours, Inc.	769,809
2,765	Eastman Chemical Co.	235,578
5,843	Ecolab, Inc.	931,199
2,902	FMC Corp.	374,793
32,943	Freeport-McMoRan, Inc.	1,349,675
5,900	International Flavors & Fragrances, Inc.	549,880
8,205	International Paper Co.	298,580
11,346	Linde PLC (United Kingdom)	3,952,606
5,963	LyondellBasell Industries NV, Class A	572,388
1,429	Martin Marietta Materials, Inc.	514,254
7,862	Mosaic Co. (The)	418,180
18,359	Newmont Corp.	800,636
5,903	Nucor Corp.	988,398
2,108	Packaging Corp. of America	288,206
5,434	PPG Industries, Inc.	717,614
5,501	Sherwin-Williams Co. (The)	1,217,646
1,974	Southern Copper Corp. (Mexico)	145,464
3,000	Vulcan Materials Co.	542,730
5,815	Westrock Co.	182,591

		20,008,634

Real Estate – 2.6%
3,767	Alexandria Real Estate Equities, Inc. REIT	564,221
10,756	American Tower Corp. REIT	2,129,795
3,171	AvalonBay Communities, Inc. REIT	547,061
3,306	Boston Properties, Inc. REIT	216,477
7,022	CBRE Group, Inc., Class A*	597,853
9,984	Crown Castle, Inc. REIT	1,305,408
6,652	Digital Realty Trust, Inc. REIT	693,338

Common Stocks – (continued)
Real Estate – (continued)
2,137	Equinix, Inc. REIT	1,470,833
8,484	Equity Residential REIT	530,420
1,489	Essex Property Trust, Inc. REIT	339,581
3,054	Extra Space Storage, Inc. REIT	502,841
12,409	Healthpeak Properties, Inc. REIT	298,560
16,372	Host Hotels & Resorts, Inc. REIT	275,050
14,126	Invitation Homes, Inc. REIT	441,579
6,676	Iron Mountain, Inc. REIT	352,159
2,657	Mid-America Apartment Communities, Inc. REIT	425,386
21,323	Prologis, Inc. REIT	2,631,258
3,525	Public Storage REIT	1,053,799
14,483	Realty Income Corp. REIT	926,188
2,475	SBA Communications Corp. REIT	641,891
7,514	Simon Property Group, Inc. REIT	917,384
7,496	UDR, Inc. REIT	321,129
9,212	Ventas, Inc. REIT	448,164
22,270	VICI Properties, Inc. REIT	746,713
10,938	Welltower, Inc. REIT	810,725
16,997	Weyerhaeuser Co. REIT	531,156
4,748	W.P. Carey, Inc. REIT	385,348

		20,104,317

Utilities – 2.7%
5,804	Alliant Energy Corp.	297,571
5,952	Ameren Corp.	492,290
11,890	American Electric Power Co., Inc.	1,045,963
4,202	American Water Works Co., Inc.	589,877
3,252	Atmos Energy Corp.	366,858
1,639	Avangrid, Inc.	63,970
14,532	CenterPoint Energy, Inc.	404,280
6,694	CMS Energy Corp.	394,745
8,208	Consolidated Edison, Inc.	733,385
7,570	Constellation Energy Corp.	566,917
19,268	Dominion Energy, Inc.	1,071,686
4,726	DTE Energy Co.	518,490
17,810	Duke Energy Corp.	1,678,771
8,839	Edison International	585,230
4,694	Entergy Corp.	482,872
5,242	Evergy, Inc.	308,282
7,987	Eversource Energy	601,900
22,776	Exelon Corp.	919,923
12,567	FirstEnergy Corp.	496,899
45,923	NextEra Energy, Inc.	3,261,911
9,366	NiSource, Inc.	256,909
40,216	PG&E Corp.*	628,174
16,566	PPL Corp.	448,442
11,535	Public Service Enterprise Group, Inc.	697,060
7,278	Sempra Energy	1,091,409
24,962	Southern Co. (The)	1,574,104
7,296	WEC Energy Group, Inc.	646,863
12,649	Xcel Energy, Inc.	816,746

		21,041,527

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $769,126,462)		$778,611,716

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
303,839	4.475%	$303,839
(Cost $303,839)

TOTAL INVESTMENTS – 99.8%
(Cost $769,430,301)		$778,915,555

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,600,653

NET ASSETS – 100.0%		$780,516,208

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Assets and Liabilities

February 28, 2023 (Unaudited)

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Assets:
Investments in unaffiliated issuers, at value (cost $29,862,107, $362,008,269 and $766,752,064, respectively)(a)	$31,813,601	$375,269,788	$775,866,736
Investments in affiliated issuers, at value (cost $—, $— and $2,374,398, respectively)	—	—	2,744,980
Investments in securities lending reinvestment vehicle, at value which equals cost	134,788	2,841,624	303,839
Cash	125,475	520,892	715,884
Foreign currency, at value (cost $5,871, $56,867 and $—, respectively)	5,845	56,641	—
Receivables:
Dividends	60,279	567,793	1,229,465
Securities lending income	426	3,078	2,310
Collateral on futures contracts	—	14,160	—
Foreign tax reclaims	—	306,282	—
Total assets	32,140,414	379,580,258	780,863,214

Liabilities:
Payables:
Upon return of securities loaned	134,788	2,841,624	303,839
Foreign capital gains tax	117,297	—	—
Management fees	9,211	58,695	43,167
Total liabilities	261,296	2,900,319	347,006

Net Assets:
Paid-in capital	30,703,760	362,448,833	744,611,157

Total distributable earnings	1,175,358	14,231,106	35,905,051

NET ASSETS	$31,879,118	$376,679,939	$780,516,208
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	800,000	7,600,000	14,450,000

Net asset value per share:	$39.85	$49.56	$54.01

(a)	Includes loaned securities having a market value of $90,483, $2,684,847 and $298,367, respectively.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA ETFS

Statements of Operations

For the Six Months Ended February 28, 2023 (Unaudited)

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $31,890, $314,285 and $—, respectively)	$255,873	$3,231,541	$6,275,345

Securities lending income — unaffiliated issuer	2,187	22,144	14,544

Dividends — affiliated issuers	—	—	21,150

Total investment income	258,060	3,253,685	6,311,039

Expenses:

Management fees	63,933	402,768	312,332

Trustee fees	6,430	12,668	20,872

Total expenses	70,363	415,436	333,204

Less — expense reductions	(14,072)	(83,087)	(74,045)

Net expenses	56,291	332,349	259,159

NET INVESTMENT INCOME	201,769	2,921,336	6,051,880

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(244,614)	(1,878,792)	(3,157,835)

Investments — affiliated issuers	—	—	(1,852)

In-kind redemptions — unaffiliated issuers	—	6,121,330	30,799,155

In-kind redemptions — affiliated issuers	—	—	156,099

Futures contracts	13,008	98,558	(108,715)

Foreign currency transactions	(559)	(22,640)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(149,454), $— and $—, respectively)	(891,096)	29,918,690	(13,670,332)

Investments — affiliated issuers	—	—	37,066

Futures contracts	—	19,211	—

Foreign currency translations	(726)	40,611	—

Net realized and unrealized gain (loss)	(1,123,987)	34,296,968	14,053,586

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(922,218)	$37,218,304	$20,105,466

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Statements of Changes in Net Assets

	MarketBeta® Emerging Markets Equity ETF		MarketBeta® International Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:
Net investment income	$201,769	$950,088	$2,921,336	$11,504,193
Net realized gain (loss)	(232,165)	(127,326)	4,318,456	(2,402,327)
Net change in unrealized gain (loss)	(891,822)	(8,206,380)	29,978,512	(88,828,407)

Net increase (decrease) in net assets resulting from operations	(922,218)	(7,383,618)	37,218,304	(79,726,541)

Distributions to shareholders:

From distributable earnings	(179,944)	(2,556,833)	(2,164,068)	(12,795,314)

From share transactions:
Proceeds from sales of shares	—	6,730,275	42,993,682	106,009,495
Cost of shares redeemed	—	—	(58,418,272)	(13,629,357)

Net increase (decrease) in net assets resulting from share transactions	—	6,730,275	(15,424,590)	92,380,138

TOTAL INCREASE (DECREASE)	(1,102,162)	(3,210,176)	19,629,646	(141,717)

Net assets:

Beginning of period	$32,981,280	$36,191,456	$357,050,293	$357,192,010

End of period	$31,879,118	$32,981,280	$376,679,939	$357,050,293

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MARKETBETA ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® U.S. Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$6,051,880	$7,408,353

Net realized gain	27,686,852	7,403,369

Net change in unrealized loss	(13,633,266)	(89,478,740)

Net increase (decrease) in net assets resulting from operations	20,105,466	(74,667,018)

Distributions to shareholders:

From distributable earnings	(6,036,015)	(6,429,882)

From share transactions:

Proceeds from sales of shares	201,332,632	367,338,844

Cost of shares redeemed	(120,121,636)	(29,867,204)

Net increase in net assets resulting from share transactions	81,210,996	337,471,640

TOTAL INCREASE	95,280,447	256,374,740

Net assets:

Beginning of period	$685,235,761	$428,861,021

End of period	$780,516,208	$685,235,761

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Emerging Markets Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,			For the Period May 12, 2020* to August 31, 2020
			2022		2021
Per Share Operating Performance:

Net asset value, beginning of period	$41.23		$55.68		$48.15	$39.60

Net investment income(a)	0.25		1.35	(b)	0.89	0.49

Net realized and unrealized gain (loss)	(1.41)		(11.93)		8.14	8.06

Total gain (loss) from investment operations	(1.16)		(10.58)		9.03	8.55

Distributions to shareholders from net investment income	(0.22)		(3.87)		(1.50)	—

Net asset value, end of period	$39.85		$41.23		$55.68	$48.15

Market price, end of period	$39.81		$41.16		$55.72	$48.36

Total Return at Net Asset Value(c)	(2.76)%		(20.01)%		19.35%	21.54%

Net assets, end of period (in 000’s)	$31,879		$32,981		$36,191	$38,517

Ratio of net expenses to average net assets	0.36	%(d)	0.36%		0.36%	0.36	%(d)

Ratio of total expenses to average net assets	0.45	%(d)	0.45%		0.45%	0.45	%(d)

Ratio of net investment income to average net assets	1.29	%(d)	2.87	%(b)	1.63%	3.60	%(d)

Portfolio turnover rate(e)	3%		18%		21%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.32 per share and 0.67% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives.If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® International Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,		For the Period May 12, 2020* to August 31, 2020
			2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$44.63		$57.61	$46.79	$40.14

Net investment income(a)	0.40	(b)	1.63	1.28	0.30

Net realized and unrealized gain (loss)	4.84		(12.83)	10.84	6.35

Total gain (loss) from investment operations	5.24		(11.20)	12.12	6.65

Distributions to shareholders from net investment income	(0.31)		(1.78)	(1.30)	—

Net asset value, end of period	$49.56		$44.63	$57.61	$46.79

Market price, end of period	$49.43		$44.33	$57.80	$46.82

Total Return at Net Asset Value(c)	11.82%		(19.80)%	26.20%	16.57%

Net assets, end of period (in 000’s)	$376,680		$357,050	$357,192	$280,723

Ratio of net expenses to average net assets	0.20	%(d)	0.20%	0.20%	0.20	%(d)

Ratio of total expenses to average net assets	0.25	%(d)	0.25%	0.25%	0.25	%(d)

Ratio of net investment income to average net assets	1.76	%(b)(d)	3.15%	2.41%	2.15	%(d)

Portfolio turnover rate(e)	2%		7%	5%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.10% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives.If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® U.S. Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31,		For the Period May 12, 2020* to August 31, 2020
			2022	2021
Per Share Operating Performance:

Net asset value, beginning of period	$53.96		$63.07	$48.62	$39.20

Net investment income(a)	0.43		0.82	0.74	0.22

Net realized and unrealized gain (loss)	0.08		(9.20)	14.46	9.20

Total gain (loss) from investment operations	0.51		(8.38)	15.20	9.42

Distributions to shareholders from net investment income	(0.46)		(0.73)	(0.75)	—

Net asset value, end of period	$54.01		$53.96	$63.07	$48.62

Market price, end of period	$54.00		$53.97	$63.09	$48.69

Total Return at Net Asset Value(b)	1.00%		(13.41)%	31.60%	24.03%

Net assets, end of period (in 000’s)	$780,516		$685,236	$428,861	$257,663

Ratio of net expenses to average net assets	0.07	%(c)	0.07%	0.07%	0.07	%(c)

Ratio of total expenses to average net assets	0.09	%(c)	0.09%	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.63	%(c)	1.40%	1.36%	1.62	%(c)

Portfolio turnover rate(d)	1%		3%	4%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives.If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MARKETBETA ETFS

Notes to Financial Statements

February 28, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs MarketBeta® Emerging Markets Equity ETF (“MarketBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs MarketBeta® International Equity ETF (“MarketBeta® International Equity ETF”)	Diversified
Goldman Sachs MarketBeta® U.S. Equity ETF (“MarketBeta® U.S. Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of February 28, 2023:

MARKETBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$931,132	$—	$—

Asia	26,686,733	885,055	3,375

Europe	273,518	—	—

North America	1,055,600	—	—

Oceania	35,895	—	—

South America	1,533,600	408,693	—

Securities Lending Reinvestment Vehicle	134,788	—	—

Total	$30,651,266	$1,293,748	$3,375

MARKETBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,060,801	$—	$—

Asia	109,228,054	72,709	7,902

Europe	203,321,414	1,568,628	—

North America	26,537,931	228,858	—

Oceania	32,814,728	—	—

South America	351,580	77,183	—

Securities Lending Reinvestment Vehicle	2,841,624	—	—

Total	$376,156,132	$1,947,378	$7,902

Derivative Type

Assets(b)

Futures Contracts	$10,565	$—	$—

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MARKETBETA® U.S. EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$873,096	$—	$—

Europe	3,952,606	—	—

North America	772,426,934	—	—

South America	1,359,080	—	—

Securities Lending Reinvestment Vehicle	303,839	—	—

Total	$778,915,555	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of February 28, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
MarketBeta® International Equity ETF	Equity	Variation Margin on Futures Contracts	$10,565	Variation Margin on Futures Contracts	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of February 28, 2023 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended February 28, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	MarketBeta® Emerging Markets Equity ETF	$13,008	$—
Equity	MarketBeta® International Equity ETF	98,558	19,211
Equity	MarketBeta® U.S. Equity ETF	(108,715)	—

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4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended February 28, 2023, the relevant values for each derivative type was as follows:

Fund	Number of Contracts(a)
MarketBeta® Emerging Markets Equity ETF	3
MarketBeta® International Equity ETF	16
MarketBeta® U.S. Equity ETF	—

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the six months ended February 28, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2023, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
MarketBeta® Emerging Markets Equity ETF	0.45%	0.36%
MarketBeta® International Equity ETF	0.25%	0.20%
MarketBeta® U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively. These arrangements will remain in effect through at least December 29, 2023 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended February 28, 2023, GSAM waived $14,072, $83,087 and $74,045 of the Funds’ management fees for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — The following table provides information about the MarketBeta® U.S. Equity ETF’s investment in shares of The Goldman Sachs Group, Inc. of which the MarketBeta® U.S. Equity ETF is an affiliate as of and for the six months ended February 28, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Ending value as of February 28, 2023	Shares as of February 28, 2023	Dividend Income
MarketBeta U.S. Equity ETF	$2,296,421	$692,465	$(435,219)	$154,247	$37,066	$2,744,980	7,806	$21,150

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	MarketBeta Emerging Markets Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	150,000	$6,730,275
Shares Redeemed	—	—	—	—

NET DECREASE	—	$—	150,000	$6,730,275

	MarketBeta International Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	900,000	$42,988,135	2,100,000	$106,009,495
Shares Redeemed	(1,300,000)	(58,394,140)	(300,000)	(13,629,357)

NET DECREASE	(400,000)	$(15,406,005)	1,800,000	$92,380,138

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	MarketBeta U.S. Equity ETF

	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	4,000,000	$201,332,632	6,400,000	$367,338,844
Shares Redeemed	(2,250,000)	(120,121,636)	(500,000)	(29,867,204)

NET INCREASE IN SHARES	1,750,000	$81,210,996	5,900,000	$337,471,640

*	Commencement of operations

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
MarketBeta Emerging Markets Equity ETF	$1,074,786	$864,857
MarketBeta International Equity ETF	8,471,368	5,877,839
MarketBeta U.S. Equity ETF	8,990,304	249,392,585

The purchases and sales from in-kind creation and redemption transactions for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
MarketBeta Emerging Markets Equity ETF	$—	$—
MarketBeta International Equity ETF	41,305,084	58,178,841
MarketBeta U.S. Equity ETF	201,331,318	120,114,356

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

8. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended February 28, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended February 28, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2023
MarketBeta Emerging Markets Equity ETF	$140,256	$5,682,772	$(5,688,240)	$134,788
MarketBeta International Equity ETF	6,986,472	70,622,459	(74,767,307)	2,841,624
MarketBeta U.S. Equity ETF	1,947,872	14,316,558	(15,960,591)	303,839

9. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2022, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Marketbeta Emerging Markets Equity ETF	MarketBeta International Equity ETF	MarketBeta U.S. Equity ETF
Capital loss carryforwards:
Perpetual Short-Term	$(83,301)	$(131,672)	$—
Perpetual Long-Term	(76,526)	(337,264)	(92,195)
Timing differences (Late Year Ordinary Loss Deferral and Post-October Capital Loss Deferral)	$(50,687)	$(3,065,272)	$(765,016)

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9. TAX INFORMATION (continued)

As of February 28, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta Emerging Markets Equity ETF	MarketBeta International Equity ETF	MarketBeta U.S. Equity ETF
Tax Cost	$30,381,818	$366,596,291	$771,877,686
Gross unrealized gain	5,878,473	1,852,668,694	58,347,290
Gross unrealized loss	(4,311,902)	(1,841,153,573)	(51,309,421)
Net unrealized gains (losses)	$1,566,571	$11,515,121	$7,037,869

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated future contracts, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

10. OTHER RISKS (continued)

markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Index Risk — Solactive AG (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS MARKETBETA ETFS

10. OTHER RISKS (continued)

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MARKETBETA ETFS

Liquidity Risk Management Program

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 2, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the efficiency of the arbitrage function during the Reporting Period; (4) the impact of local holidays in non-U.S. jurisdictions; and (5) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS MARKETBETA ETFS

Fund Expenses — Six Month Period Ended 2/28/23 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from September 1, 2022 through February 28, 2023, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MarketBeta® Emerging Markets Equity ETF				MarketBeta® International Equity ETF				MarketBeta® U.S. Equity ETF
	Beginning Account Value 8/1/2022	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 8/1/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 8/1/22	Ending Account Value 2/28/23		Expenses Paid*
Actual based on NAV	$1,000	$972.43		$1.76	$1,000	$1,118.20		$1.05	$1,000	$1,009.96		$0.35
Hypothetical 5% return	$1,000	$1,023.01	+	$1.81	$1,000	$1,023.80	+	$1.00	$1,000	$1,024.45	+	$0.35

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
MarketBeta® Emerging Markets Equity ETF	0.36%
MarketBeta® International Equity ETF	0.20
MarketBeta® U.S. Equity ETF	0.07

79

GOLDMAN SACHS MARKETBETA ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (Unaudited)

Background

The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until September 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on September 19-20, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved in 2021. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance index and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

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GOLDMAN SACHS MARKETBETA ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (Unaudited) (continued)

(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. They also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of March 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of June 30, 2022. The information on each Fund’s investment performance was provided for the one-year period ending on the applicable dates. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index and a composite of accounts with comparable investment strategies managed by the Investment Adviser. The

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GOLDMAN SACHS MARKETBETA ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (Unaudited) (continued)

Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective index.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information previously provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement a management fee waiver for each Fund. The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG for the use of its indices.

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had previously received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2021 and 2020. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the fund in which certain Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money

82

GOLDMAN SACHS MARKETBETA ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (Unaudited) (continued)

market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing and pricing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (e) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (f) the Funds’ access to certain affiliated distribution channels. They considered the competitive nature of the ETF marketplace, noting that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement with respect to each Fund should be approved and continued with respect to each Fund until September 30, 2023.

83

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs MarketBeta® International Equity ETF, Goldman Sachs MarketBeta® Emerging Markets Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, the Solactive GBS Emerging Markets Large & Mid Cap Index, Solactive GBS United States Large & Mid Cap Index (“Solactive Indexes”) and/ or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2023 Goldman Sachs. All rights reserved. 313754-OTU-1780690 MCEQWGETFSAR-23

Goldman Sachs Funds

Semi-Annual Report	February 28, 2023

Goldman Sachs Future Thematic Equity ETFs
Goldman Sachs Future Consumer Equity ETF (GBUY)
Goldman Sachs Future Health Care Equity ETF (GDOC)
Goldman Sachs Future Planet Equity ETF (GSFP)
Goldman Sachs Future Real Estate and Infrastructure Equity ETF (GREI)
Goldman Sachs Future Tech Leaders Equity ETF (GTEK)

Goldman Sachs Future Thematic Equity ETFs

∎	GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

∎	GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

∎	GOLDMAN SACHS FUTURE PLANET EQUITY ETF

∎	GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

∎	GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Future Thematic Equity ETFs

The following are highlights both of key factors affecting the U.S., international and emerging markets equity markets and of any key changes made to the Goldman Sachs Future Thematic Equity ETFs (the “Funds”) during the six months ended February 28, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended August 31, 2023.

Market and Economic Review

U.S. Equities

•

Overall, U.S. equities rose during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of 1.26%. The Russell 3000® Index generated a return of 1.51%.

•

The market posted muted returns during the Reporting Period amid a backdrop of ongoing Federal Reserve (“Fed”) interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions given the Russia/Ukraine war, and elevated concerns around China’s zero-COVID policy.

•

As the Reporting Period began in September 2022, the S&P 500 Index decreased primarily based on the noticeable tightening of financial conditions guided by expectations for a more aggressive global interest rate hiking cycle. Indeed, the Fed increased its “raise and hold” messaging as the end of September approached, a policy that received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate signs of cooling off.

•	During the fourth quarter of 2022, the S&P 500 Index solidly increased, breaking its streak of three consecutive quarterly losses, attributable primarily to gains in October and November.

•

Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. (A basis point is 1/100th of a percentage point.)

•	Positive inflation developments further supported market aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most.

•	Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market.

•

Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector.

•

On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

•

The S&P 500 Index rose in January 2023, rebounding from December 2022’s losses, gaining on a combination of heightened optimism around disinflationary signals, a cooling job market, positive reports about China’s economic reopening, better than consensus forecasted economic circumstances in Europe, improvements in supply-chain conditions and elevated hopes for the termination of the Fed’s tightening cycle. Collectively, these themes provided a strong case for the Fed’s soft landing scenario and the avoidance of a deep recession resulting from interest rate hikes. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

1

MARKET REVIEW

•	However, the S&P 500 Index then fell again in February 2023, giving back a portion of the prior month’s gains.

•

U.S. equities depreciated as the market’s modified Fed interest rate hike expectations and resilient economic data prompted a reduction in the progress of disinflation and heightened traction around several bearish themes. (Bearish refers to an expected downward movement in the prices of securities.)

•

Early in February, the Fed raised the targeted federal funds rate by another 25 basis points as expected, and its accompanying statement seemed dovish. Still, Fed Chair Powell’s subsequent statement that further rate hikes will be necessary if economic data continues to come in stronger than expected shifted the Fed narrative more hawkish.

•

During the Reporting Period overall, value stocks meaningfully outperformed growth stocks within the large-cap and small-cap segments of the U.S. equity market, though growth stocks outpaced value stocks within the mid-cap segment.

•

The best performing sectors within the S&P 500 Index during the Reporting Period were materials, industrials, energy and financials, while the weakest performing sectors were utilities, consumer discretionary, real estate and communication services.

International Equities

•	Representing the developed international equity markets, the MSCI EAFE Index (net) returned 12.58% for the Reporting Period, significantly outperforming the U.S. equity market.

•

As the Reporting Period began in September 2022, international equity markets declined, weighed down by heightened inflationary pressures, aggressive global interest rate hikes, recession concerns and the rampant spread of COVID-19.

•

Europe additionally battled an energy crisis and subsequent mobile network blackouts, which, in turn, put upward pressure on power costs and inflation and supported the need to keep interest rates high. The European Central Bank raised interest rates during the month, increasing concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar.

•

International equities then rallied across the major regions in the fourth quarter of 2022 overall. Markets remained volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes. However, investors began to focus on improving inflationary indicators across the globe, and increased confidence the U.S. Fed could pull off a soft economic landing allowed both U.S. and international equities to rally.

•

In Europe, equities benefited from resilient third quarter 2022 corporate earnings reports as well as from optimism that the pace of interest rate increases could soon slow. Economic activity showed signs of a rebound in December following the inflation peak in October. Thus, although Europe remained in a recession, optimism that the recession would not be as deep as initially feared grew during the last weeks of the calendar year.

•

In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of October. Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept its interest rates low.

•

Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term. But increasing indications that China was prepared to stray from some of its more restrictive COVID-19 procedures resulted in stronger Asia ex-Japan equities in November, even as fears of an economic slowdown within China persisted. Indeed, in December, China began to relax its zero-COVID policies in an ongoing effort to boost its economy through increased domestic spending and international travel. Investors responded positively to this news despite the near-term surge in COVID-19 cases in China caused by the re-opening.

2

MARKET REVIEW

•

The MSCI EAFE Index posted solid positive returns in January 2023, with international equity markets performing well on the back of expectations around peaking inflation in the U.S. and Europe, slowing central bank interest rate hikes, and receding concerns about recession.

•

China finally lifted its stringent zero-COVID policy, increasing global hopes around the resolution of supply-chain disruptions and economic recovery driven by stronger domestic consumption and improved international tourism.

•	In contrast to the U.S. and Europe, Japan’s inflation rate rose in January. However, the Bank of Japan reiterated its commitment to keep its monetary policy accommodative.

•

The MSCI EAFE Index then fell in February 2023, with market sentiment governed by dampening expectations around potential peaking of interest rate hikes and ongoing geopolitical tensions between Russia and Ukraine, as the war there marked a one-year milestone. Also weighing on investor sentiment was a re-escalation in U.S./China tensions. Inflation levels were relatively stable across Europe, but Japan saw its highest level of inflation in the last 40 years.

•

All sectors in the MSCI EAFE Index posted positive total returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were financials, materials, consumer discretionary and industrials, each posting a double-digit positive total return. The weakest performing sectors were real estate, communication services, consumer staples and health care.

•

The best performing countries within the MSCI EAFE Index were Austria, Italy, Spain and Germany. The weakest performing countries during the Reporting Period were Israel and Norway, the only two MSCI EAFE Index constituents to post a negative absolute total return during the Reporting Period. Portugal and Hong Kong each generated a modestly positive total return but still significantly lagged the MSCI EAFE Index during the Reporting Period.

Emerging Markets Equities

•

Representing the emerging markets equity markets, the MSCI Emerging Markets Index (net) returned -2.29% during the Reporting Period, underperforming both the U.S. equity market and the developed international equity markets overall.

•

As the Reporting Period began in September 2022, emerging markets equities as a whole posted double-digit negative returns, as central bank interest rate hikes and recession concerns triggered large outflows.

•

Inflation remained top of mind for investors, as central banks in Europe, Asia and South America announced plans to raise interest rates during the following 12 months in an effort to get ahead of rising consumer prices.

•

The Chinese equity market fell especially significantly. An overleveraged housing market and falling home prices, coupled with the yuan falling to its lowest levels since January 2008, triggered monetary outflows from the Chinese economy. Most impactfully, China’s zero-COVID policy weakened domestic levels of supply and demand, contributing to falling export levels.

•

Elsewhere in Asia, India’s equity market fell but outperformed the MSCI Emerging Markets Index, while South Korea’s equity market underperformed the MSCI Emerging Markets Index amid the lack of global demand, especially from China, for Korean goods, which caused high levels of volatility in the Korean exports market.

•

In Latin America, the Brazilian equity market fell but outpaced the MSCI Emerging Markets Index, as Brazil’s central bank paused its cycle of interest rate hikes, becoming the first notable economy in the world to do so.

•	Emerging markets equities then rallied in the fourth quarter of 2022 overall, attributable primarily to a strong November 2022.

•

In October 2022, emerging markets equities as a whole fell, as economies struggled to deal with high inflation, major transitions of political power, and contractionary central bank policy. The MSCI China Index was particularly weak, as lockdowns continued to place several cities under COVID-19 restrictions and the closely watched China’s 20th Party Congress offered no signal to investors this strategy would change in the near future. South Korea’s and Brazil’s equity markets rose, driven by stronger exports.

3

MARKET REVIEW

•

November 2022 was a strong month for emerging markets equities, as softer U.S. inflation and expectations of a recovery in Chinese demand brightened the outlook for the emerging markets universe. The slowing frequency of interest rate hikes from central banks and strong consumer activity across a number of emerging markets also strengthened returns for several country constituents of the MSCI Emerging Markets Index. The MSCI China Index rallied strongly. The MSCI India Index was also strong, but the MSCI Brazil Index fell as political friction in the country’s new presidential administration hampered the speed of financial reforms, creating uncertainty amongst investors.

•	The MSCI Emerging Markets Index fell modestly in December 2022, as inflation concerns dominated. Still, the MSCI China Index rose, as China loosened its COVID-19 restrictions.

•

The MSCI Emerging Markets Index rose in January 2023, as softer U.S. inflation and positive news around China’s full reopening post COVID-19 brightened the outlook for the emerging markets. The slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets also contributed positively to strengthened returns for several countries in the MSCI Emerging Markets Index, including China and Brazil. India’s equity market fell, as Indian officials hinted at an upcoming economic slowdown and as a U.S.-based short-selling firm published a report on a conglomerate that sparked a broad-based sell-off.

•

The MSCI Emerging Markets then fell in February 2023, reversing much of the gains from the prior month’s rally. A re-escalation in geopolitical tensions and stronger than consensus expected U.S. economic data challenged the path of the U.S. Fed’s interest rate policy, dampening hopes to a quick end to the interest rate hiking cycle. Following this, the U.S. dollar also strengthened, an additional headwind for emerging markets equities.

•

The best performing sectors within the MSCI Emerging Markets Index were materials, information technology, communication services and consumer staples, the only sectors in the MSCI Emerging Markets Index to post a positive total return during the Reporting Period. The weakest performing sectors were utilities, energy, consumer discretionary and health care.

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were Turkey, Greece, Mexico and Poland. The weakest performing countries were Qatar, Saudi Arabia, India and United Arab Emirates, each led down by weakness in the energy sector.

Fund Changes and Highlights

Goldman Sachs Future Consumer Equity ETF

•	The Fund underperformed its benchmark, the MSCI All Country World Index Growth Index, during the Reporting Period.

•	From a theme perspective, e-commerce and sustainable living detracted from the Fund’s performance, while luxury and financial technology contributed positively.

•

In terms of sectors, the Fund was hurt by its overweight positions versus the benchmark in communication services and utilities. On the positive side, the Fund benefited from stock selection in the consumer discretionary and information technology sectors.

•

From a country perspective, stock selection in the U.S., along with an overweight and stock selection in China, detracted from the Fund’s relative returns. Exposure to Italy and France bolstered relative performance.

•

Among individual stocks, the Fund was hampered by its overweight positions versus the benchmark in U.S.-based e-commerce retailing behemoth Amazon.com and U.S.-based wireless communications and broadcast towers real estate investment trust American Tower. These results were offset somewhat by overweight positions in French luxury goods company LVMH Moet Hennessy Louis Vuitton and Italian apparel manufacturer Moncler, each of which contributed positively to the Fund’s performance.

•

Effective January 3, 2023, Laura Destribats no longer served as a portfolio manager for the Fund. As of February 2, 2023, Jennifer Sullivan became a portfolio manager for the Fund, joining Alexis Deladerrière, Raj Garigipati and Nathan Lin. Mr. Deladerrière, Mr. Garigipati and Mr. Lin have been portfolio managers for the Fund since 2021.

4

MARKET REVIEW

Goldman Sachs Future Health Care Equity ETF

•

Effective January 18, 2023, Anant Padmanabhan no longer served as a portfolio manager for the Fund. Jenny Chang and Raj Garigipati continued to serve as portfolio managers for the Fund. Ms. Chang and Mr. Garigipati have been portfolio managers for the Fund since 2021.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

•

The Fund posted negative absolute returns but outperformed its benchmark, which is comprised 50% of FTSE Global Core Infrastructure 50/50 Index and 50% of FTSE EPRA Nareit Developed Index, during the Reporting Period.

•	From a theme perspective, environmental responsibility and new age consumer added significantly to the Fund’s returns, while other themes detracted modestly.

•	In terms of sectors, the Fund benefited from stock selection in utilities and industrials. Stock selection in real estate hindered relative performance.

•

Regarding countries, the Fund’s exposure to France contributed most positively. Its exposure to the U.S. and Italy was also advantageous. On the other hand, exposure to Australia detracted slightly from the Fund’s relative performance.

•

Among individual stocks, the Fund’s out-of-benchmark investments in infrastructure and construction firm VINCI and environmental management services provider Veolia Environnement, both France-based companies, added to relative performance. The Fund was hurt by its overweight positions in American Tower and SBA Communications, both of which operate wireless communications infrastructure in the U.S.

Goldman Sachs Future Tech Leaders Equity ETF

•	The Fund underperformed its benchmark, the MSCI All Country World Index (Net, USD, Unhedged), during the Reporting Period.

•

On the sector level, the Fund was hampered by its overweight positions versus the benchmark in the information technology services, interactive media and services, and entertainment industries. Adding to relative performance was stock selection within the Internet and direct marketing retail industry and an overweight allocation to the semiconductors and semiconductor equipment industry.

•	From a country perspective, the Fund’s exposure to the U.S. detracted from relative returns, offset somewhat by exposure to Taiwan and Germany, which added value.

•

Among individual stocks, the Fund’s overweight position in U.S.-based Bill.com Holdings, which provides cloud-based software solutions to small and mid-sized businesses, and its out-of-benchmark exposure to Atlassian, an Australian software company, hurt relative performance. The Fund benefited from its overweight position in German semiconductor manufacturer Infineon Technologies and its avoidance of China-based information security provider Venustech Group.

5

FUND BASICS

Goldman Sachs Future Consumer Equity ETF

as of February 28, 2023

FUND SNAPSHOT

February 28, 2023

Market Price[1]	$25.06
Net Asset Value (NAV)[1]	$25.06

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 01, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	MSCI ACWI Growth Index[3]
Shares	-1.46%	-0.95%	0.65%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 27 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund is newly incepted and does not have a track record. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

6

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Amazon.com, Inc.	5.7%	Consumer Discretionary	United States
Mastercard, Inc., Class A	5.3	Information Technology	United States
LVMH Moet Hennessy Louis Vuitton SE	4.8	Consumer Discretionary	France
NVIDIA Corp.	4.5	Information Technology	United States
Alphabet, Inc., Class C	4.5	Communication Services	United States
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0	Information Technology	Taiwan
Moncler SpA	3.7	Consumer Discretionary	Italy
NextEra Energy, Inc.	3.7	Utilities	United States
NIKE, Inc., Class B	3.5	Consumer Discretionary	United States
American Tower Corp. REIT	3.5	Real Estate	United States

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[5]

February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.6% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Goldman Sachs Future Health Care Equity ETF

as of February 28, 2023

FUND SNAPSHOT

February 28, 2023

Market Price[1]	$31.19
Net Asset Value (NAV)[1]	$31.13

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 01, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	MSCI ACWI Health Care Index[3]
Shares	3.97%	3.94%	3.25%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The MSCI ACWI Health Care Index includes large and mid cap securities across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries*. All securities in the index are classified in the Health Care as per the Global Industry Classification Standard (GICS®).

*	DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund is newly incepted and does not have a track record. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

AstraZeneca PLC	5.1%	Health Care	United Kingdom
Eli Lilly & Co.	4.9	Health Care	United States
Boston Scientific Corp.	4.5	Health Care	United States
Gilead Sciences, Inc.	4.3	Health Care	United States
Intuitive Surgical, Inc.	3.9	Health Care	United States
Insulet Corp.	3.6	Health Care	United States
Dexcom, Inc.	3.4	Health Care	United States
CSL Ltd.	3.3	Health Care	United States
Seagen, Inc.	3.3	Health Care	United States
Mettler-Toledo International, Inc.	3.1	Health Care	United States

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[5]

February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

FUND BASICS

Goldman Sachs Future Planet Equity ETF

as of February 28, 2023

FUND SNAPSHOT

February 28, 2023

Market Price[1]	$31.04
Net Asset Value (NAV)[1]	$31.10

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 01, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	MSCI All Country World Index[3]
Shares	3.28%	3.35%	3.32%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,882 constituents, the index covers approximately 85% of the global investable equity opportunity set as of February 28, 2023. It is not possible to invest directly into an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund is newly incepted and does not have a track record. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

10

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Iberdrola SA	4.1%	Utilities	Spain
Schneider Electric SE	3.9	Industrials	United States
Enel SpA	3.6	Utilities	Italy
Ecolab, Inc.	3.6	Materials	United States
Danaher Corp.	3.4	Health Care	United States
Infineon Technologies AG	3.3	Information Technology	Germany
NextEra Energy, Inc.	3.3	Utilities	United States
Neste OYJ	3.3	Energy	Finland
Koninklijke DSM NV	3.0	Materials	Netherlands
Ball Corp.	3.0	Materials	United States

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[5]

February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.9% of the Fund’s net assets as of February 28, 2023. Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

FUND BASICS

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

as of February 28, 2023

FUND SNAPSHOT

February 28, 2023

Market Price[1]	$33.05
Net Asset Value (NAV)[1]	$33.02

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 01, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Future Real Estate and Infrastructure Composite Index[3]
Shares	-2.66%	-2.58%	-3.85%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	Future Real Estate and Infrastructure Composite Index consist of the FTSE Global Core Infrastructure 50/50 Index and the FTSE EPRA/NAREIT Developed Index. The FTSE Global Core Infrastructure 50/50 Index give participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for these indexes are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalisation. It is not possible to invest directly in an unmanaged index. The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund is newly incepted and does not have a track record. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs. to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

12

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Prologis, Inc. REIT	5.9%	Real Estate	United States
Transurban Group	4.8	Industrials	Australia
National Grid PLC	4.4	Utilities	United Kingdom
NextEra Energy, Inc.	4.0	Utilities	United States
American Tower Corp. REIT	3.6	Real Estate	United States
Vinci SA	3.3	Industrials	France
Equinix, Inc. REIT	3.0	Real Estate	United States
Digital Realty Trust, Inc. REIT	2.9	Real Estate	United States
Alexandria Real Estate Equities, Inc. REIT	2.6	Real Estate	United States
Xcel Energy, Inc.	2.6	Utilities	United States

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[5]

February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

FUND BASICS

Goldman Sachs Future Tech Leaders Equity ETF

as of February 28, 2023

FUND SNAPSHOT

February 28, 2023

Market Price[1]	$23.19
Net Asset Value (NAV)[1]	$23.20

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

PERFORMANCE REVIEW

September 01, 2022–February 28, 2023	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	MSCI All Country World Index[3]
Shares	-3.79%	-3.67%	3.32%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 25 Emerging Markets (EM) countries. With 2,975 constituents, the index covers approximately 85% of the global investable equity opportunity set as of February 28, 2023. It is not possible to invest directly into an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund is newly incepted and does not have a track record. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

14

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/23[4]

Holding	% of Net Assets	Line of Business	Country

Cadence Design Systems, Inc.	3.4%	Information Technology	United States
KLA Corp.	3.1	Information Technology	United States
HubSpot, Inc.	3.0	Information Technology	United States
United Microelectronics Corp.	2.9	Information Technology	Taiwan
Marvell Technology, Inc.	2.8	Information Technology	United States
MercadoLibre, Inc.	2.8	Consumer Discretionary	Brazil
Motorola Solutions, Inc.	2.8	Information Technology	United States
Palo Alto Networks, Inc.	2.4	Information Technology	United States
Infineon Technologies AG	2.3	Information Technology	Germany
Kingdee International Software Group Co. Ltd.	2.3	Information Technology	China

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK[5]

February 28, 2023

[5]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Figures above may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

PORTFOLIO RESULTS

Index Definition

S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country. The Developed Markets countries in the MSCI EAFE Index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Emerging Markets Index captures large and mid cap representation across 27 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The MSCI Russia Index is designed to measure the performance of the large and mid cap segments of the Russian market. With 25 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Russia

16

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%
Communication Services – 26.5%
49,782	Alphabet, Inc., Class C*	$4,495,315
55,397	Bumble, Inc., Class A*	1,339,500
32,431	CTS Eventim AG & Co. KGaA (Germany)*	2,139,250
17,276	Electronic Arts, Inc.	1,916,599
30,082	Live Nation Entertainment, Inc.*	2,167,709
18,583	Meta Platforms, Inc., Class A*	3,250,910
79,465	NetEase, Inc. (China)	1,225,965
13,506	Sea Ltd. ADR (Singapore)*	843,990
65,543	Snap, Inc., Class A*	665,261
57,988	Tencent Holdings Ltd. (China)	2,538,337
21,500	T-Mobile US, Inc.*	3,056,870
27,960	Walt Disney Co. (The)*	2,785,096

		26,424,802

Consumer Discretionary – 26.8%
60,674	Amazon.com, Inc.*	5,717,311
16,083	Basic-Fit NV (Netherlands)*(a) (b)	566,943
10,457	Etsy, Inc.*	1,269,585
106,910	Farfetch Ltd., Class A (United Kingdom)*	548,448
5,755	LVMH Moet Hennessy Louis Vuitton SE (France)	4,815,409
96,438	Meituan, Class B (China)*(b)	1,672,108
1,463	MercadoLibre, Inc. (Brazil)*	1,784,860
59,728	Moncler SpA (Italy)	3,661,143
29,551	NIKE, Inc., Class B	3,510,363
6,081	Ulta Beauty, Inc.*	3,154,823

		26,700,993

Consumer Staples – 6.1%
605,622	Budweiser Brewing Co. APAC Ltd. (China)(b)	1,813,124
251,110	Davide Campari-Milano NV (Italy)	2,821,472
54,740	Proya Cosmetics Co. Ltd., Class A (China)	1,437,066

		6,071,662

Health Care – 2.2%
17,484	Guardant Health, Inc.*	540,081
8,411	Illumina, Inc.*	1,675,471

		2,215,552

Industrials – 2.6%
75,919	Experian PLC (United Kingdom)	2,578,113

Information Technology – 20.4%
1,023	Adyen NV (Netherlands)*(b)	1,459,397
14,195	Apple, Inc.	2,092,485
486,038	Locaweb Servicos de Internet SA (Brazil)*(b)	455,250
14,757	Mastercard, Inc., Class A	5,243,014
107,521	MediaTek, Inc. (Taiwan)	2,551,328
19,398	NVIDIA Corp.	4,503,440
236,560	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,967,317

		20,272,231

Common Stocks – (continued)
Materials – 4.3%
42,698	Ball Corp.	2,400,055
15,175	Koninklijke DSM NV (Netherlands)	1,878,064

		4,278,119

Real Estate – 3.5%
17,484	American Tower Corp. REIT	3,462,007

Utilities – 6.2%
122,961	EDP Renovaveis SA (Spain)	2,531,068
51,317	NextEra Energy, Inc.	3,645,046

		6,176,114

TOTAL COMMON STOCKS
(Cost $115,320,974)		$98,179,593

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $115,320,974)		$98,179,593

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
575,036	4.475%	$575,036
(Cost $575,036)

TOTAL INVESTMENTS – 99.2%
(Cost $115,896,010)		$98,754,629

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		852,653

NET ASSETS – 100.0%		$99,607,282

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Denmark – 1.8%
49,317	Genmab A/S ADR (Health Care)*	$1,852,347

France – 0.8%
2,336	Sartorius Stedim Biotech (Health Care)	764,752

Italy – 0.5%
25,394	Stevanato Group SpA (Health Care)	552,319

Japan – 5.5%
96,260	Chugai Pharmaceutical Co. Ltd. (Health Care)	2,398,462
18,335	Hoya Corp. (Health Care)	1,813,108
68,760	Kyowa Kirin Co. Ltd. (Health Care)	1,471,463

		5,683,033

Netherlands – 1.0%
2,780	Argenx SE ADR (Health Care)*	1,017,536

Switzerland – 0.9%
1,558	Lonza Group AG (Health Care)	932,223

United Kingdom – 5.3%
39,972	AstraZeneca PLC (Health Care)	5,265,061
94,247	Oxford Nanopore Technologies PLC (Health Care)*	238,469

		5,503,530

United States – 83.5%
65,231	2seventy bio, Inc. (Health Care)*	879,966
23,177	Agios Pharmaceuticals, Inc. (Health Care)*	586,610
14,484	Alexandria Real Estate Equities, Inc. REIT (Real Estate)	2,169,414
3,941	Align Technology, Inc. (Health Care)*	1,219,740
46,024	Allogene Therapeutics, Inc. (Health Care)*	292,252
5,777	Alnylam Pharmaceuticals, Inc. (Health Care)*	1,106,007
10,517	Axonics, Inc. (Health Care)*	631,967
12,796	Beam Therapeutics, Inc. (Health Care)*	514,911
9,855	Biogen, Inc. (Health Care)*	2,659,470
27,776	BioMarin Pharmaceutical, Inc. (Health Care)*	2,766,212
99,655	Boston Scientific Corp. (Health Care)*	4,655,882
38,092	Bristol-Myers Squibb Co. (Health Care)	2,626,824
20,446	Catalent, Inc. (Health Care)*	1,394,826
7,884	Cooper Cos., Inc. (The) (Health Care)	2,577,832
17,052	CSL Ltd. (Health Care)	3,407,160
6,280	Cytokinetics, Inc. (Health Care)*	272,301
6,418	Danaher Corp. (Health Care)	1,588,648
31,404	Dexcom, Inc. (Health Care)*	3,486,158
39,235	Edwards Lifesciences Corp. (Health Care)*	3,156,063
16,320	Eli Lilly & Co. (Health Care)	5,079,110
28,312	Exelixis, Inc. (Health Care)*	483,569
55,329	Gilead Sciences, Inc. (Health Care)	4,455,644
54,265	Halozyme Therapeutics, Inc. (Health Care)*	2,604,177

Common Stocks – (continued)
United States – (continued)
3,118	IDEXX Laboratories, Inc. (Health Care)*	1,475,562
10,938	Illumina, Inc. (Health Care)*	2,178,850
9,718	Inari Medical, Inc. (Health Care)*	546,735
13,430	Insulet Corp. (Health Care)*	3,711,515
17,556	Intuitive Surgical, Inc. (Health Care)*	4,027,171
3,575	iRhythm Technologies, Inc. (Health Care)*	420,706
2,246	Mettler-Toledo International, Inc. (Health Care)*	3,220,113
29,643	Neurocrine Biosciences, Inc. (Health Care)*	3,056,193
12,652	Novanta, Inc. (Information Technology)*	1,985,225
7,838	Sage Therapeutics, Inc. (Health Care)*	326,374
11,878	Sarepta Therapeutics, Inc. (Health Care)*	1,450,660
18,915	Seagen, Inc. (Health Care)*	3,398,836
5,089	Shockwave Medical, Inc. (Health Care)*	968,131
14,118	Ultragenyx Pharmaceutical, Inc. (Health Care)*	628,110
16,915	Veeva Systems, Inc., Class A (Health Care)*	2,802,139
3,219	Waters Corp. (Health Care)*	1,000,755
5,881	West Pharmaceutical Services, Inc. (Health Care)	1,864,453
20,458	Zimmer Biomet Holdings, Inc. (Health Care)	2,534,132
13,478	Zoetis, Inc. (Health Care)	2,250,826

		86,461,229

TOTAL INVESTMENTS – 99.3%
(Cost $110,610,673)		$102,766,969

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		755,826

NET ASSETS – 100.0%		$103,522,795

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector	% of Market Value
Health Care	96.0%
Real Estate	2.1
Information Technology	1.9

TOTAL INVESTMENTS	100.0%

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%
Australia – 0.0%
688,618	Carbon Revolution Ltd. (Consumer Discretionary)*(a)	$51,081

Belgium – 1.3%
61,599	Umicore SA (Materials)	2,062,334

China – 3.1%
48,614	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	2,824,517
2,004,421	Xinyi Solar Holdings Ltd. (Information Technology)	2,139,888

		4,964,405

Denmark – 5.8%
59,756	Chr Hansen Holding A/S (Materials)	4,154,311
56,280	Novozymes A/S, Class B (Materials)	2,720,173
27,842	Orsted AS (Utilities)(b)	2,440,638

		9,315,122

Finland – 3.2%
108,645	Neste OYJ (Energy)	5,264,314

France – 1.2%
44,660	Imerys SA (Materials)	1,992,044

Germany – 3.3%
149,735	Infineon Technologies AG (Information Technology)	5,321,982

Ireland – 1.1%
28,276	Kingspan Group PLC (Industrials)	1,846,582

Italy – 3.6%
1,033,418	Enel SpA (Utilities)	5,827,115

Japan – 10.4%
27,089	Daikin Industries Ltd. (Industrials)	4,642,607
56,885	Horiba Ltd. (Information Technology)	3,031,862
8,129	Keyence Corp. (Information Technology)	3,514,421
81,257	Kurita Water Industries Ltd. (Industrials)	3,674,655
37,927	Nidec Corp. (Industrials)	1,920,086

		16,783,631

Netherlands – 5.8%
91,229	Aalberts NV (Industrials)	4,454,296
39,550	Koninklijke DSM NV (Materials)	4,894,724
11,111	Pryme NV (Industrials)*(b)	9,622

		9,358,642

Norway – 1.1%
1,084,307	Aker Carbon Capture ASA (Industrials)*	1,643,771
161,321	Circa Group AS (Materials)*	94,174

		1,737,945

Spain – 4.1%
573,542	Iberdrola SA (Utilities)	6,608,545

Common Stocks – (continued)
Sweden – 0.4%
68,360	Re:NewCell AB, Class A (Materials)*(a)	605,031

Switzerland – 4.8%
110,355	ABB Ltd. (Industrials)	3,683,013
14,577	Sika AG (Materials)	4,104,423

		7,787,436

Taiwan – 2.2%
379,213	Delta Electronics, Inc. (Information Technology)	3,565,681

United Kingdom – 2.4%
941,946	DS Smith PLC (Materials)	3,846,458

United States – 45.1%
10,592	Albemarle Corp. (Materials)	2,693,652
36,965	Aptiv PLC (Consumer Discretionary)*	4,298,290
84,804	Ball Corp. (Materials)	4,766,833
105,013	Bloom Energy Corp., Class A (Industrials)*	2,277,732
21,943	Danaher Corp. (Health Care)	5,431,551
58,721	Danimer Scientific, Inc. (Materials)*(a)	151,500
30,473	Darling Ingredients, Inc. (Consumer Staples)*	1,928,027
32,143	DocuSign, Inc. (Information Technology)*	1,971,973
36,163	Ecolab, Inc. (Materials)	5,763,297
77,014	Energy Recovery, Inc. (Industrials)*	1,699,699
43,413	Itron, Inc. (Information Technology)*	2,421,143
74,304	NextEra Energy, Inc. (Utilities)	5,277,813
118,821	Nuvve Holding Corp. (Industrials)*	123,574
425,922	Oatly Group AB ADR (Consumer Staples)*(a)	937,028
38,808	Schneider Electric SE (Industrials)	6,260,636
127,774	Shoals Technologies Group, Inc., Class A (Industrials)*	3,135,574
16,912	Smart Wires Technology Ltd. SDR (Industrials)*	95
11,215	SolarEdge Technologies, Inc. (Information Technology)*	3,565,473
86,156	Tattooed Chef, Inc. (Consumer Staples)*(a)	108,557
21,556	Trane Technologies PLC (Industrials)	3,987,213
22,161	Waste Connections, Inc. (Industrials)	2,967,801
18,904	Waste Management, Inc. (Industrials)	2,831,063
126,875	Westrock Co. (Materials)	3,983,875
27,437	Wolfspeed, Inc. (Information Technology)*	2,029,789
42,794	Xylem, Inc. (Industrials)	4,392,804

		73,004,992

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $192,719,571)		$159,943,340

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments (continued)

February 28, 2023 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,450,409	4.475%	$1,450,409
(Cost $1,450,409)

TOTAL INVESTMENTS – 99.8%
(Cost $194,169,980)		$161,393,749

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		345,172

NET ASSETS – 100.0%		$161,738,921

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
SDR	—Swedish Depositary Receipt

Sector Name	% of Market Value
Industrials	32.4%
Materials	25.9
Information Technology	17.1
Utilities	12.5
Health Care	3.4
Energy	3.3
Consumer Discretionary	2.7
Consumer Staples	1.8
Securities Lending Reinvestment Vehicle	0.9

TOTAL INVESTMENTS	100.0%

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Communication Services – 2.4%
15,306	Cellnex Telecom SA (Spain)*(a)	$577,211

Energy – 1.7%
2,579	Cheniere Energy, Inc.	405,780

Health Care – 1.3%
46,140	Chartwell Retirement Residences (Canada)	312,130

Industrials – 14.1%
142,577	Airports of Thailand PCL NVDR (Thailand)*	293,495
81,794	Enav SpA (Italy)(a)	362,410
14,696	Ferrovial SA (Spain)	409,265
1,632	Norfolk Southern Corp.	366,906
120,673	Transurban Group (Australia)	1,153,910
6,877	Vinci SA (France)	786,484

		3,372,470

Materials – 2.7%
933	Linde PLC (United Kingdom)	325,029
862	Martin Marietta Materials, Inc.	310,208

		635,237

Real Estate – 50.3%
4,215	Alexandria Real Estate Equities, Inc. REIT	631,323
10,906	American Homes 4 Rent, Class A REIT	338,304
4,303	American Tower Corp. REIT	852,037
2,845	AvalonBay Communities, Inc. REIT	490,819
27,121	Big Yellow Group PLC REIT (United Kingdom)	398,605
25,847	CTP NV (Netherlands)(a)	357,436
6,607	Digital Realty Trust, Inc. REIT	688,648
1,052	Equinix, Inc. REIT	724,060
8,223	Equity LifeStyle Properties, Inc. REIT	563,358
6,252	Equity Residential REIT	390,875
2,658	Extra Space Storage, Inc. REIT	437,640
18,140	Goodman Group REIT (Australia)	242,942
45	Hoshino Resorts REIT, Inc. REIT (Japan)	249,422
59,286	Ingenia Communities Group REIT (Australia)	158,319
17,246	Invitation Homes, Inc. REIT	539,110
185	Nippon Prologis REIT, Inc. REIT (Japan)	394,677
11,399	Prologis, Inc. REIT	1,406,637
839	Public Storage REIT	250,819
1,644	SBA Communications Corp. REIT	426,371
39,530	Segro PLC REIT (United Kingdom)	394,054
5,875	Terreno Realty Corp. REIT	365,484
32,305	UNITE Group PLC (The) REIT (United Kingdom)	384,452
7,502	Ventas, Inc. REIT	364,972
18,794	Vonovia SE (Germany)	475,355
6,872	Welltower, Inc. REIT	509,353

		12,035,072

Common Stocks – (continued)
Utilities – 24.8%
9,330	AES Corp. (The)	230,265
2,881	American Water Works Co., Inc.	404,435
9,077	CMS Energy Corp.	535,271
40,598	Enel SpA (Italy)	228,919
21,488	Engie SA (France)	315,295
5,900	Eversource Energy	444,624
83,438	National Grid PLC (United Kingdom)	1,058,629
13,476	NextEra Energy, Inc.	957,200
2,460	Orsted AS (Denmark)(a)	215,644
15,296	Veolia Environnement SA (France)	459,228
5,384	WEC Energy Group, Inc.	477,346
9,620	Xcel Energy, Inc.	621,163

		5,948,019

TOTAL INVESTMENTS – 97.3%
(Cost $25,877,838)		$23,285,919

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		650,804

NET ASSETS – 100.0%		$23,936,723

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments

February 28, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%
Communication Services – 11.3%
114,706	Cellnex Telecom SA (Spain)*(a)	$4,325,723
30,506	Electronic Arts, Inc.	3,384,336
352,656	Kuaishou Technology (China)*(a)	2,358,678
40,880	Match Group, Inc.*	1,693,250
14,572	NAVER Corp. (South Korea)	2,296,060
295,013	NetEase, Inc. (China)	4,551,382
39,608	Sea Ltd. ADR (Singapore)*	2,475,104
342,926	Snap, Inc., Class A*	3,480,699
50,176	Trade Desk, Inc. (The), Class A*	2,807,849
71,449	Yandex NV, Class A (Russia)*(b)	—

		27,373,081

Consumer Discretionary – 4.0%
23,183	Etsy, Inc.*	2,814,648
5,535	MercadoLibre, Inc. (Brazil)*	6,752,700

		9,567,348

Health Care – 1.9%
46,428	Hoya Corp. (Japan)	4,591,162

Industrials – 1.4%
69,248	Nidec Corp. (Japan)	3,505,739

Information Technology – 78.2%
3,264	Adyen NV (Netherlands)*(a)	4,656,374
149,409	AppLovin Corp., Class A*	2,017,022
7,521	ASM International NV (Netherlands)	2,576,256
20,264	Aspen Technology, Inc.*	4,296,171
20,879	Atlassian Corp., Class A*	3,431,046
26,046	BILL Holdings, Inc.*	2,204,273
42,062	Cadence Design Systems, Inc.*	8,115,442
12,763	CDW Corp.	2,583,486
56,292	Datadog, Inc., Class A*	4,307,464
486,686	Delta Electronics, Inc. (Taiwan)	4,576,233
119,041	Dynatrace, Inc.*	5,062,814
53,551	Entegris, Inc.	4,564,152
50,860	Fidelity National Information Services, Inc.	3,222,998
79,748	Hamamatsu Photonics KK (Japan)	3,910,852
18,788	HubSpot, Inc.*	7,268,326
157,868	Infineon Technologies AG (Germany)	5,611,051
30,043	Jack Henry & Associates, Inc.	4,934,262
14,496	Keysight Technologies, Inc.*	2,318,780
2,991,697	Kingdee International Software Group Co. Ltd. (China)*	5,572,152
19,537	KLA Corp.	7,411,947
429,734	Luxshare Precision Industry Co. Ltd., Class A (China)	1,850,804
150,150	Marvell Technology, Inc.	6,779,273
209,653	MediaTek, Inc. (Taiwan)	4,974,782
50,752	Micron Technology, Inc.	2,934,481
38,012	MKS Instruments, Inc.	3,684,503
25,334	Motorola Solutions, Inc.	6,658,029
33,108	ON Semiconductor Corp.*	2,562,890
30,313	Palo Alto Networks, Inc.*	5,710,060
57,899	Procore Technologies, Inc.*	3,878,654
162,036	Qualtrics International, Inc., Class A*	2,741,649
57,050	RingCentral, Inc., Class A*	1,884,932

Common Stocks – (continued)
Information Technology – (continued)
218,922	Sangfor Technologies, Inc., Class A (China)	4,497,668
9,792	ServiceNow, Inc.*	4,231,809
284,868	Silergy Corp. (China)	5,441,283
22,143	Snowflake, Inc., Class A*	3,418,436
8,993	Tokyo Electron Ltd. (Japan)	3,083,824
194,055	UiPath, Inc., Class A*	2,879,776
531,610	Unimicron Technology Corp. (Taiwan)	2,233,252
4,204,232	United Microelectronics Corp. (Taiwan)*	6,892,184
1,100,669	Vanguard International Semiconductor Corp. (Taiwan)	3,341,436
1,252,200	Venustech Group, Inc., Class A (China)	5,340,813
397,047	Viavi Solutions, Inc.*	4,343,694
21,662	Wolfspeed, Inc.*	1,602,555
26,339	Workday, Inc., Class A*	4,885,094
31,935	Zscaler, Inc.*	4,188,275

		188,681,257

Real Estate – 1.8%
16,324	SBA Communications Corp. REIT	4,233,629

TOTAL INVESTMENTS – 98.6%
(Cost $307,346,177)		$237,952,216

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		3,322,779

NET ASSETS – 100.0%		$241,274,995

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities

February 28, 2023 (Unaudited)

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF
Assets:

Investments at value (cost $115,320,974, $110,610,673, $192,719,571 and $25,877,838, respectively)(a)	$98,179,593	$102,766,969	$159,943,340	$23,285,919

Investments in securities lending reinvestment vehicle, at value which equals cost	575,036	—	1,450,409	—

Cash	1,067,855	575,108	1,663,539	361,709

Foreign currency, at value (cost $368,715, $100,652, $609 and $280,088, respectively)	375,063	104,300	657	278,997

Receivables:

Dividends	35,813	135,932	137,624	20,127

Foreign tax reclaims	7,873	1,743	85,764	4,253

Securities lending income	657	—	4,494	—

Investments sold	—	—	907	—

Total assets	100,241,890	103,584,052	163,286,734	23,951,005

Liabilities:

Payables:

Upon return of securities loaned	575,036	—	1,450,409	—

Management fees	59,572	61,257	96,762	14,282

Foreign bank overdraft (cost $0, $0, $639 and $0, respectively)	—	—	642	—

Total liabilities	634,608	61,257	1,547,813	14,282

Net Assets:

Paid-in capital	122,103,095	117,394,743	199,114,636	27,902,274

Total distributable loss	(22,495,813)	(13,871,948)	(37,375,715)	(3,965,551)

NET ASSETS	$99,607,282	$103,522,795	$161,738,921	$23,936,723
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,975,000	3,325,000	5,200,000	725,000

Net asset value per share:	$25.06	$31.13	$31.10	$33.02

(a)	Includes loaned securities having a market value of $542,866, $–, $1,369,696 and $– for Future Consumer Equity ETF, Future Health Care Equity ETF, Future Planet Equity ETF and Future Real Estate and Infrastructure Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities (continued)

February 28, 2023 (Unaudited)

Future Tech Leaders Equity ETF
Assets:

Investments at value (cost $307,346,177)	$237,952,216

Cash	3,392,675

Receivables:

Dividends	47,087

Foreign tax reclaims	27,478

Total assets	241,419,456

Liabilities:

Payables:

Management fees	144,259

Foreign bank overdraft (cost $207)	202

Total liabilities	144,461

Net Assets:

Paid-in capital	382,783,572

Total distributable loss	(141,508,577)

NET ASSETS	$241,274,995
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	10,400,000

Net asset value per share:	$23.20

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Operations

For the Six Months Ended February 28, 2023 (Unaudited)

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $12,993, $6,094, $119,560 and $12,613, respectively)	$225,637	$336,690	$1,074,417	$246,892

Non cash dividend income	97,550	—	—	—

Securities lending income — unaffiliated issuer	3,800	36	38,279	220

Total investment income	326,987	336,726	1,112,696	247,112

Expenses:

Management fees	321,156	381,195	604,603	78,493

Trustee fees	7,513	7,882	9,152	6,252

Total expenses	328,669	389,077	613,755	84,745

NET INVESTMENT INCOME (LOSS)	(1,682)	(52,351)	498,941	162,367

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,904,982)	(3,978,400)	(3,582,470)	(849,708)

In-kind redemptions	—	1,237,202	1,106,880	3,714

Foreign currency transactions	(5,396)	(4,421)	3,649	2,691

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	1,276,247	6,838,759	7,099,829	48,317

Foreign currency translations	8,762	3,339	2,617	2,407

Net realized and unrealized gain (loss)	(625,369)	4,096,479	4,630,505	(792,579)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(627,051)	$4,044,128	$5,129,446	$(630,212)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FUTURE ETFS

Statements of Operations (continued)

For the Six Months Ended February 28, 2023 (Unaudited)

Future Tech Leaders Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $24,670)	$441,789

Securities lending income — unaffiliated issuer	366

Total investment income	442,155

Expenses:

Management fees	828,563

Trustee fees	10,367

Total expenses	838,930

NET INVESTMENT LOSS	(396,775)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(37,339,116)

In-kind redemptions	520,385

Foreign currency transactions	(15,949)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	29,650,778

Foreign currency translations	756

Net realized and unrealized loss	(7,183,146)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,579,921)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets

	Future Consumer Equity ETF		Future Health Care Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period November 9, 2021* to August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period November 9, 2021* to August 31, 2022
From operations:
Net investment income (loss)	$(1,682)	$198,811	$(52,351)	$(162,050)
Net realized loss	(1,910,378)	(4,106,857)	(2,745,619)	(2,416,068)
Net change in unrealized gain (loss)	1,285,009	(18,419,972)	6,842,098	(14,682,986)
Net increase (decrease) in net assets resulting from operations	(627,051)	(22,328,018)	4,044,128	(17,261,104)

Distributions to shareholders:
From distributable earnings	—	(202,678)	(102)	—
From return of capital	—	(74,347)	—	—
Total distributions to shareholders	—	(277,025)	(102)	—

From share transactions:
Proceeds from sales of shares	11,233,800	120,508,199	7,942,928	129,642,436
Cost of shares redeemed	—	(8,902,623)	(10,245,168)	(10,600,323)
Net increase (decrease) in net assets resulting from share transactions	11,233,800	111,605,576	(2,302,240)	119,042,113
TOTAL INCREASE	10,606,749	89,000,533	1,741,786	101,781,009

Net assets:
Beginning of period	$89,000,533	$—	$101,781,009	$—

End of period	$99,607,282	$89,000,533	$103,522,795	$101,781,009

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

	Future Planet Equity ETF		Future Real Estate and Infrastructure Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Fiscal Year Ended August 31, 2022	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period November 9, 2021* to August 31, 2022
From operations:
Net investment income	$498,941	$1,061,992	$162,367	$276,661
Net realized loss	(2,471,941)	(2,878,218)	(843,303)	(547,285)
Net change in unrealized gain (loss)	7,102,446	(42,812,576)	50,724	(2,643,761)
Net increase (decrease) in net assets resulting from operations	5,129,446	(44,628,802)	(630,212)	(2,914,385)

Distributions to shareholders:

From distributable earnings	(617,909)	(755,496)	(209,691)	(211,263)

From share transactions:
Proceeds from sales of shares	6,046,721	191,443,464	1,628,238	27,100,977
Cost of shares redeemed	(22,643,478)	(32,339,953)	(826,941)	—
Net increase (decrease) in net assets resulting from share transactions	(16,596,757)	159,103,511	801,297	27,100,977
TOTAL INCREASE (DECREASE)	(12,085,220)	113,719,213	(38,606)	23,975,329

Net assets:
Beginning of period	$173,824,141	$60,104,928	$23,975,329	$—

End of period	$161,738,921	$173,824,141	$23,936,723	$23,975,329

*	Commencement of operations.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

	Future Tech Leaders Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)	For the Period September 14, 2021* to August 31, 2022
From operations:

Net investment income (loss)	$(396,775)	$74,214

Net realized loss	(36,834,680)	(38,383,334)

Net change in unrealized gain (loss)	29,651,534	(99,046,678)

Net decrease in net assets resulting from operations	(7,579,921)	(137,355,798)

Distributions to shareholders:

From distributable earnings	(48,204)	(9,965)

From share transactions:

Proceeds from sales of shares	14,092,872	422,677,334

Cost of shares redeemed	(7,597,184)	(42,904,139)

Net increase in net assets resulting from share transactions	6,495,688	379,773,195

TOTAL INCREASE (DECREASE)	(1,132,437)	242,407,432

Net assets:
Beginning of period	$242,407,432	$—

End of period	$241,274,995	$242,407,432

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUTURE ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Future Consumer Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$25.43		$40.03

Net investment income(a)	0.00	(b)	0.10

Net realized and unrealized loss	(0.37)		(14.62)

Total loss from investment operations	(0.37)		(14.52)

Distributions to shareholders from net investment income	—		(0.06)

Distributions to shareholders from return of capital	—		(0.02)

Total distributions to shareholders	—		(0.08)

Net asset value, end of period	$25.06		$25.43

Market price, end of period	$25.06		$25.30

Total Return at Net Asset Value(c)	(1.46)%		(36.28)%

Net assets, end of period (in 000’s)	$99,607		$89,001

Ratio of total expenses to average net assets	0.75	%(d)	0.75	%(d)

Ratio of net investment income to average net assets	—	%(d)	0.46	%(d)

Portfolio turnover rate(e)	7%		24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Health Care Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$29.94		$39.68

Net investment loss(a)	(0.02)		(0.08)

Net realized and unrealized gain (loss)	1.21		(9.66)

Total gain (loss) from investment operations	1.19		(9.74)

Distributions to shareholders from net investment income	0.00	(b)	—

Net asset value, end of period	$31.13		$29.94

Market price, end of period	$31.19		$30.00

Total Return at Net Asset Value(c)	3.97%		(24.55)%

Net assets, end of period (in 000’s)	$103,523		$101,781

Ratio of total expenses to average net assets	0.75	%(d)	0.75	%(d)

Ratio of net investment loss to average net assets	(0.10	)%(d)	(0.33	)%(d)

Portfolio turnover rate(e)	14%		24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Planet Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022	For the Period July 13, 2021* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$30.23		$42.18	$39.89

Net investment income(a)	0.09		0.27	0.02

Net realized and unrealized gain (loss)	0.89		(12.05)	2.27

Total gain (loss) from investment operations	0.98		(11.78)	2.29

Distributions to shareholders from net investment income	(0.11)		(0.17)	—

Net asset value, end of period	$31.10		$30.23	$42.18

Market price, end of period	$31.04		$30.15	$42.25

Total Return at Net Asset Value(b)	3.28%		(27.97)%	5.74%

Net assets, end of period (in 000’s)	$161,739		$173,824	$60,104

Ratio of total expenses to average net assets	0.75	%(c)	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	0.61	%(c)	0.81%	0.42	%(c)

Portfolio turnover rate(d)	7%		15%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Real Estate and Infrastructure Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period November 9, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$34.25		$40.05

Net investment income(a)	0.23		0.56

Net realized and unrealized loss	(1.16)		(5.95)

Total loss from investment operations	(0.93)		(5.39)

Distributions to shareholders from net investment income	(0.30)		(0.41)

Net asset value, end of period	$33.02		$34.25

Market price, end of period	$33.05		$34.25

Total Return at Net Asset Value(b)	(2.66)%		(13.52)%

Net assets, end of period (in 000’s)	$23,937		$23,975

Ratio of total expenses to average net assets	0.75	%(c)	0.75	%(c)

Ratio of net investment income to average net assets	1.44	%(c)	1.85	%(c)

Portfolio turnover rate(d)	16%		40%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUTURE ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Future Tech Leaders Equity ETF
	For the Six Months Ended February 28, 2023 (Unaudited)		For the Period September 14, 2021* to August 31, 2022
Per Share Operating Performance:

Net asset value, beginning of period	$24.12		$40.22

Net investment income (loss)(a)	(0.04)		0.01

Net realized and unrealized loss	(0.88)		(16.11)

Total loss from investment operations	(0.92)		(16.10)

Distributions to shareholders from net investment income	0.00	(b)	0.00	(b)

Net asset value, end of period	$23.20		$24.12

Market price, end of period	$23.19		$24.08

Total Return at Net Asset Value(c)	(3.79)%		(40.03)%

Net assets, end of period (in 000’s)	$241,275		$242,407

Ratio of total expenses to average net assets	0.75	%(d)	0.75	%(d)

Ratio of net investment income (loss) to average net assets	(0.35	)%(d)	0.03	%(d)

Portfolio turnover rate(e)	22%		55%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements

February 28, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Future Consumer Equity ETF	Non-Diversified
Goldman Sachs Future Health Care Equity ETF	Non-Diversified
Goldman Sachs Future Planet Equity ETF	Non-Diversified
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Non-Diversified
Goldman Sachs Future Tech Leaders Equity ETF	Non-Diversified

The investment objective of each Fund (except the Goldman Sachs Future Planet Equity ETF) is to seek long-term growth of capital. The investment objective of the Goldman Sachs Future Planet Equity ETF is to seek long-term capital appreciation.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

35

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF, income distributions, if any, are declared and paid annually. For Goldman Sachs Future Real Estate and Infrastructure Equity ETF income distributions, if any, are declared and paid semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments

36

GOLDMAN SACHS FUTURE ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

37

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2023:

FUTURE CONSUMER EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$16,049,234	$—	$—

Europe	22,999,308	—	—

North America	56,890,940	—	—

South America	2,240,111	—	—

Securities Lending Reinvestment Vehicle	575,036	—	—

Total	$98,754,629	$—	$—

FUTURE HEALTH CARE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$5,683,033	$—	$—

Europe	10,622,707	—	—

North America	86,461,229	—	—

Total	$102,766,969	$—	$—

FUTURE PLANET EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$25,313,717	$—	$—

Europe	61,573,550	—	—

North America	73,004,897	95	—

Oceania	51,081	—	—

Securities Lending Reinvestment Vehicle	1,450,409	—	—

Total	$161,393,654	$95	$—

FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$644,099	$293,495	$—

Europe	6,748,019	—	—

North America	14,045,136	—	—

Oceania	1,555,170	—	—

Total	$22,992,424	$293,495	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

38

GOLDMAN SACHS FUTURE ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FUTURE TECH LEADERS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$71,493,408	$—	$—

Europe	17,169,405	—	—

North America	142,536,703	—	—

South America	6,752,700	—	—

Total	$237,952,216	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the

Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2023, contractual and effective net unitary management fee rates with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee
Future Consumer Equity ETF	0.75%
Future Health Care Equity ETF	0.75%
Future Planet Equity ETF	0.75%
Future Real Estate and Infrastructure Equity ETF	0.75%
Future Tech Leaders Equity ETF	0.75%

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions

39

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

(each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Future Consumer Equity ETF

	For the Six Months Ended to February 28, 2023 (Unaudited)		For the Period November 9, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	475,000	$11,234,739	3,800,001	$120,483,990
Shares Redeemed	—	—	(300,001)	(8,899,985)

NET INCREASE IN SHARES	475,000	$11,234,739	3,500,000	$111,584,005

	Goldman Sachs Future Health Care Equity ETF

	For the Six Months Ended to February 28, 2023 (Unaudited)		For the Period November 9, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	250,000	$7,942,928	3,725,001	$129,641,934
Shares Redeemed	(325,000)	(10,245,168)	(325,001)	(10,600,323)

NET INCREASE IN SHARES	(75,000)	$(2,302,240)	3,400,000	$119,041,611

	Goldman Sachs Future Planet Equity ETF

	For the Six Months Ended to February 28, 2023 (Unaudited)		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	200,000	$6,013,542	5,375,000	$191,424,437
Shares Redeemed	(750,000)	(22,638,478)	(1,050,000)	(32,343,100)

NET INCREASE IN SHARES	(550,000)	$(16,624,936)	4,325,000	$159,081,337

*	Commencement of operations

40

GOLDMAN SACHS FUTURE ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Future Real Estate and Infrastructure Equity ETF

	For the Six Months Ended to February 28, 2023 (Unaudited)		For the Period November 9, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	50,000	$1,628,238	700,001	$27,101,017
Shares Redeemed	(25,000)	(826,941)	(1)	(40)

NET INCREASE IN SHARES	25,000	$801,297	700,000	$27,100,977

	Goldman Sachs Future Tech Leaders Equity ETF

	For the Six Months Ended to February 28, 2023 (Unaudited)		For the Period September 14, 2021* to August 31, 2022

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	675,000	$14,090,210	11,700,000	$422,462,591
Shares Redeemed	(325,000)	(7,562,890)	(1,650,000)	(42,748,691)

NET INCREASE IN SHARES	350,000	$6,527,320	10,050,000	$379,713,900

*	Commencement of operations

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Future Consumer Equity ETF	$8,296,332	$5,793,440
Goldman Sachs Future Health Care Equity ETF	15,152,632	14,016,349
Goldman Sachs Future Planet Equity ETF	11,269,674	10,567,937
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	3,539,399	3,716,890
Goldman Sachs Future Tech Leaders Equity ETF	50,063,972	48,566,299

41

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the six months ended February 28, 2023, were as follows:

Fund	Purchases	Sales
Goldman Sachs Future Consumer Equity ETF	$9,380,931	$—
Goldman Sachs Future Health Care Equity ETF	7,864,244	10,076,416
Goldman Sachs Future Planet Equity ETF	5,593,703	21,322,457
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	1,603,791	808,867
Goldman Sachs Future Tech Leaders Equity ETF	11,107,762	6,294,791

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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7. SECURITIES LENDING (continued)

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended February 28, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended February 28, 2023:

Fund	Beginning value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2023
Goldman Sachs Future Consumer Equity ETF	$—	$1,350,850	$(775,814)	$575,036
Goldman Sachs Future Health Care Equity ETF	—	316,373	(316,373)	—
Goldman Sachs Future Planet Equity ETF	1,990,428	7,802,519	(8,342,538)	1,450,409
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	—	1,089,645	(1,089,645)	—
Goldman Sachs Future Tech Leaders Equity ETF	706,501	4,848,214	(5,554,715)	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2022, the Funds’ capital loss carryforwards were as follows:

	Goldman Sachs Future Consumer Equity ETF	Goldman Sachs Future Health Care Equity ETF	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Goldman Sachs Future Tech Leaders Equity ETF
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$—	$—	$(567,945)
Timing differences
(Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	$(3,085,569)	$(2,799,158)	$(1,262,304)	$(247,446)	$(25,265,983)

As of February 28, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Goldman Sachs Future Consumer Equity ETF	Goldman Sachs Future Health Care Equity ETF	Goldman Sachs Future Planet Equity ETF	Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Goldman Sachs Future Tech Leaders Equity ETF
Tax Cost	$116,259,231	$111,044,503	$195,288,256	$26,173,811	$316,394,261
Gross unrealized gain	2,868,461	3,754,088	159,943,340	341,913	8,396,989
Gross unrealized loss	(20,373,063)	(12,031,622)	(193,837,847)	(3,229,805)	(86,839,034)
Net unrealized gains (losses)	$(17,504,602)	$(8,277,534)	$(33,894,507)	$(2,887,892)	$(78,442,045)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments, and passive foreign investment company investments.

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Notes to Financial Statements (continued)

February 28, 2023 (Unaudited)

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

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9. OTHER RISKS (continued)

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except the Future Planet Equity ETF) trading individually or in the aggregate at any point in time.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Liquidity Risk Management Program

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 2, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the efficiency of the arbitrage function during the Reporting Period; (4) the impact of local holidays in non-U.S. jurisdictions; and (5) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Fund Expenses — Six Months ended 2/28/2023 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2022 and held for the six months ended February 28, 2023, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Goldman Sachs Future Consumer Equity ETF				Goldman Sachs Future Health Care Equity ETF				Goldman Sachs Future Planet Equity ETF				Goldman Sachs Future Real Estate and Infrastructure Equity ETF				Goldman Sachs Future Tech Leaders Equity ETF
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid***	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid*	Beginning Account Value 9/1/22	Ending Account Value 2/28/23		Expenses Paid**
Actual based on NAV	$1,000	$985.45		$3.69	$1,000	$1,039.75		$3.79	$1,000	$1,032.82		$3.77	$1,000	$973.36		$3.67	$1,000	$962.08		$3.65
Hypothetical 5% return	1,000	1,021.08	+	3.76	1,000	1,021.07	+	3.76	1,000	1,021.08	+	3.75	1,000	1,021.08	+	3.76	1,000	1,021.08	+	3.76

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund is calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Goldman Sachs Future Consumer Equity ETF	0.75%
Goldman Sachs Future Health Care Equity ETF	0.75
Goldman Sachs Future Planet Equity ETF	0.75
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	0.75
Goldman Sachs Future Tech Leaders Equity ETF	0.75

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Statement Regarding Basis for Initial Approval of Management Agreement for the Future Thematic Equity ETFs (Unaudited)

Background

The Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Future Real Estate and Infrastructure Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until September 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at meetings held on September 19-20, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved in 2021. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund, to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual

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Statement Regarding Basis for Initial Approval of Management Agreement for the Future Thematic Equity ETFs (Unaudited) (continued)

Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are actively-managed ETFs that seek long-term growth of capital, except for the Goldman Sachs Future Planet Equity ETF, which seeks long-term capital appreciation. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fundamental equity investment strategies. They also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that the Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Future Real Estate and Infrastructure Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF launched on November 9, 2021, November 9, 2021, July 13, 2021, November 9, 2021, and September 14, 2021, respectively, and did not yet have a meaningful performance history.

Unitary Fee Structure and Profitability

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”) regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

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Statement Regarding Basis for Initial Approval of Management Agreement for the Future Thematic Equity ETFs (Unaudited) (continued)

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had previously received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2021. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the fund in which certain Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (g) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing and pricing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (f) the Funds’ access to certain affiliated distribution channels. They considered the competitive nature of the ETF marketplace, noting that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement with respect to each Fund should be approved and continued until September 30, 2023.

50

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.30 trillion in assets under supervision as of December 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
Goldman Sachs Bloomberg Clean Energy Equity ETF
Goldman Sachs Community Municipal Bond ETF
Goldman Sachs Defensive Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access Emerging Markets USD Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF
Goldman Sachs MarketBeta® U.S. 1000 Equity ETF
Goldman Sachs Future Planet Equity ETF Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Future Health Care Equity ETF
Goldman Sachs Future Consumer Equity ETF
Goldman Sachs Future Real Estate and Infrastructure Equity ETF

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2023 Goldman Sachs. All rights reserved. 313717-OTU-1781861 FTRETFSAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Linda A. Lang, and Lawrence W. Stranghoener, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	May 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	May 3, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	May 3, 2023